WELLS FARGO ADVANTAGE FUNDS

Important Proxy Information

Please take a moment to read.

The enclosed document is a combined prospectus and proxy statement with proposals concerning certain *Wells Fargo Advantage Funds*®. As a shareholder of one or more of the Funds, you are being asked to approve a reorganization of your target Wells Fargo Advantage Fund into an acquiring Wells Fargo Advantage Fund. The following information highlights certain principal aspects of the proposal, which is subject to a vote by the target Funds' shareholders. We encourage you to carefully read the enclosed document.

What am I being asked to vote on?

You are being asked to approve the reorganization of your target Wells Fargo Advantage Fund into an acquiring Wells Fargo Advantage Fund. The *Wells Fargo Advantage Funds* Board of Trustees (the Board) believes that these reorganizations will benefit shareholders, and it unanimously recommends that you vote to approve them.

Why has the Board recommended that I vote in favor of the reorganization?

Among the factors the Board considered in recommending these reorganizations were the following:

(Continued on the following page.)

Why has the Board recommended that I vote in favor of the reorganization (CONTINUED)?

- The acquiring Funds have better or comparable total return or yield performance than their corresponding target Funds over most measurement periods.
- The investment objectives, principal investments, and principal investment strategies of the target and acquiring Funds are relatively compatible.
- Shareholders will not bear the expenses incurred by each Fund in connection with the reorganizations.
- The reorganizations are expected to be tax-free for U.S. federal income tax purposes.

Whom should I call with questions about the voting process?

IMPORTANT NOTICE: PLEASE COMPLETE THE ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE. FOR YOUR CONVENIENCE YOU MAY VOTE BY MAIL, BY CALLING THE TOLL- FREE TELEPHONE NUMBER PRINTED ON YOUR PROXY BALLOT, OR VIA THE INTERNET ACCORDING TO THE ENCLOSED VOTING INSTRUCTIONS.

WELLS FARGO FUNDS TRUST

525 MARKET STREET

SAN FRANCISCO, CALIFORNIA 94105

May 6, 2008

Dear Valued Shareholder:

I am pleased to invite you to a special meeting of shareholders of Wells Fargo Funds Trust’s Balanced Fund, Corporate Bond Fund, High Yield Bond Fund, Intermediate Government Income Fund, National Limited-Term Tax-Free Fund, National Tax-Free Fund, Overseas Fund and Value Fund, to be held at 525 Market Street, 12th Floor, San Francisco, California 94105 on June 30, 2008, at 3:00 p.m. (Pacific Time).

We are seeking your approval of a proposed reorganization of eight funds of Wells Fargo Funds Trust into eight other funds of Wells Fargo Funds Trust (the “Reorganization”). We refer to Wells Fargo Funds Trust as Wells Fargo Advantage Funds®. We refer to the eight funds that are proposed to be reorganized as the Target Funds, and we refer to the eight Funds into which the Target Funds will be reorganized as the Acquiring Funds. We refer to each of them individually as a Fund and to all of them together as the Funds.

The Reorganization arises out of a review by Wells Fargo Funds Management, LLC (“Funds Management”), investment adviser to the Funds, of the continued viability of various Funds of Wells Fargo Advantage Funds, and an evaluation of whether combining Funds with similar investment objectives, principal investments, principal investment strategies or portfolio securities would better serve shareholders. In each reorganization, a Target Fund will transfer all of its assets and liabilities to a corresponding Acquiring Fund in exchange for shares of the same or a comparable class (“Class”) of the corresponding Acquiring Fund in an expected tax-free exchange. The shares of each Acquiring Fund, in turn, will be distributed to the shareholders of each Target Fund in liquidation of the Target Fund. Immediately after the closing of the Reorganization (the “Closing”), each shareholder of each Target Fund will hold the shares of an Acquiring Fund with a total dollar value equal to the total dollar value of the shares of the Target Fund that the shareholder held before the Closing. The following table lists the Target Funds and the corresponding Acquiring Funds that are part of the Reorganization.

TARGET FUNDS	ACQUIRING FUNDS
Balanced Fund	Asset Allocation Fund
Corporate Bond Fund	Income Plus Fund
High Yield Bond Fund	High Income Fund
Intermediate Government Income Fund	Government Securities Fund
National Limited-Term Tax-Free Fund	Short-Term Municipal Bond Fund
National Tax-Free Fund	Municipal Bond Fund
Overseas Fund	International Equity Fund
Value Fund	C&B Large Cap Value Fund

Some of the potential benefits of the proposed Reorganization are:

•	The combined Funds will have potentially greater investment opportunities and market presence.

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•	The combined Funds should have enhanced viability due to a larger asset base. A larger asset base also can lead to lower expense ratios.

•	The Acquiring Funds have better or comparative total return or yield performance than the Target Funds over most measurement periods.

•	The expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

Funds Management has agreed to pay all of the expenses of each reorganization, so Fund shareholders will not bear these costs.

The overall responsibility for oversight of the Target Funds and Acquiring Funds rests with the Wells Fargo Advantage Funds’ Board of Trustees (the “Board”). The Board has unanimously recommends that you vote to approve each reorganization and believes that it is in the best interests of each Target Fund’s shareholders.

The Board of Trustees of Wells Fargo Advantage Funds unanimously recommends that you vote your proxy to approve the Reorganization.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet according to the enclosed voting instructions. If you have any questions about the proxy materials, or the Reorganization, please call your trust officer, investment professional, or Wells Fargo Advantage Funds’ Investor Services at 1-800-222-8222. If you have any questions about voting your proxy you may call our proxy solicitor, The Altman Group, at 1-866-406-2287. Thank you for your participation in this important initiative. Your vote is important to us, no matter how many shares you own.

Very truly yours,

Karla M. Rabusch

President

Wells Fargo Funds Trust

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BALANCED FUND

CORPORATE BOND FUND

HIGH YIELD BOND FUND

INTERMEDIATE GOVERNMENT INCOME FUND

NATIONAL LIMITED-TERM TAX-FREE FUND

NATIONAL TAX-FREE FUND

OVERSEAS FUND

VALUE FUND

OF

WELLS FARGO FUNDS TRUST

525 MARKET STREET

SAN FRANCISCO, CALIFORNIA 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR JUNE 30, 2008

This is the formal notice and agenda for the special shareholder meeting (the “Meeting”) of the shareholders of each of the Wells Fargo Advantage Funds listed above. The Meeting will be held at 525 Market Street, 12th Floor, San Francisco, California 94105 on June 30, 2008, at 3:00 p.m. (Pacific Time). At the Meeting, shareholders will be asked to consider and act upon the proposal set forth below and transact such other business as may properly come before the Meeting. The table below lists the proposal on which shareholders will be asked to vote and identifies shareholders entitled to vote on the proposal.

PROPOSAL

Approval of an Agreement and Plan of Reorganization (the “Reorganization Plan”), under which all of the assets of each Target Fund will be transferred to an Acquiring Fund as listed below in exchange for shares of the same or a comparable Class of the corresponding Acquiring Fund having equal value, which will be distributed proportionately to the shareholders of the Target Fund. Upon completion of the transactions contemplated by the Reorganization Plan, the Target Funds will be liquidated and terminated as series of Wells Fargo Advantage Funds.

SHAREHOLDERS ENTITLED TO VOTE

Shareholders of each Target Fund with respect to the applicable reorganization shown below.

Target Fund	Corresponding Acquiring Fund
Balanced Fund	Asset Allocation Fund
Corporate Bond Fund	Income Plus Fund
High Yield Bond Fund	High Income Fund
Intermediate Government Income Fund	Government Securities Fund
National Limited-Term Tax-Free Fund	Short-Term Municipal Bond Fund
National Tax-Free Fund	Municipal Bond Fund
Overseas Fund	International Equity Fund
Value Fund	C&B Large Cap Value Fund

Shareholders of all Funds may consider and vote upon such other business as may properly come before the Meeting or any adjournment(s).

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS

THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Shareholders of record of each Target Fund as of the close of business on April 18, 2008 are entitled to vote at the Meeting or any adjournment(s) thereof. Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy ballot.

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Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet according to the enclosed voting instructions. If you have any questions about the proxy materials, or the Reorganization, please call your trust officer, investment professional, or Wells Fargo Advantage Funds’ Investor Services at 1-800-222-8222. If you have any questions about voting your proxy you may call our proxy solicitor, The Altman Group, at 1-866-406-2287.

By Order of the Board of Trustees of Wells Fargo Funds Trust

C. David Messman
Secretary

May 6, 2008

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

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WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

1-800-222-8222

COMBINED PROSPECTUS/PROXY STATEMENT

May 6, 2008

WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

This document is a combined prospectus and proxy statement, and we refer to it as the Prospectus/Proxy Statement. It contains the information that shareholders of the Target Funds listed in the Notice of Special Meeting of Shareholders should know before voting on the proposed Reorganization, and should be retained for future reference. It is the proxy statement of the Target Funds and also a prospectus for the Acquiring Funds.

HOW WILL THE REORGANIZATION WORK?

The Board has approved the reorganization of each Target Fund, which we refer to as the Reorganization. The Reorganization will involve three steps:

*	the transfer of all of the assets and liabilities of the Target Fund to its corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund having equivalent value to the net assets transferred;

*	the pro rata distribution of the same or a comparable Class of shares of the Acquiring Fund to the shareholders of record of the Target Fund as of the effective date of the Reorganization in full redemption of all shares of the Target Fund; and

*	the liquidation and termination of the Target Fund.

As a result of the Reorganization, shareholders of each Target Fund will hold shares, generally of the same or a comparable Class of the corresponding Acquiring Fund, as described in this Prospectus/Proxy Statement. The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Target Fund that you held immediately before the Reorganization. If one of the Target Funds does not approve the Reorganization, that Fund will not participate in the Reorganization. In such a case, the Target Fund will continue its operations beyond the date of the Reorganization and the Wells Fargo Advantage Funds’ Board of Trustees will consider what further action is appropriate, including liquidating and terminating the Target Fund as a series of Wells Fargo Advantage Funds, or considering a different reorganization.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

IS ADDITIONAL INFORMATION ABOUT THE FUNDS AND REORGANIZATION PLAN AVAILABLE?

Yes, additional information about the Funds is available in the:

•	Prospectuses for the Target Funds;

•	Statements of Additional Information, or SAIs, for the Target Funds and the Acquiring Funds; and

•	Annual and Semi-Annual Reports to shareholders of the Target Funds and, as applicable, Acquiring Funds.

All of these documents are on file with the SEC.

The prospectuses, SAIs, and Annual and Semi-Annual Reports of the Target Funds are incorporated by reference and are legally deemed to be part of this Prospectus/Proxy Statement. The SAI to this Prospectus/Proxy Statement, dated the same date as this Prospectus/Proxy Statement, also is incorporated by reference and is legally deemed to be part of this document. The prospectuses and the most recent Annual Report to shareholders of the Target Funds, containing audited financial statements for the most recent fiscal year, and the most recent Semi-Annual Report to shareholders of the Target Funds have been previously mailed to shareholders. The SAIs of the Acquiring Fund also are incorporated by reference and are legally deemed to be part of this Prospectus/Proxy Statement.

There also is a Reorganization Plan between the Target Funds and the Acquiring Funds that describes the technical details of how the Reorganization will be accomplished. The Reorganization Plan has been filed with the SEC as Exhibit G to this Prospectus/Proxy Statement.

Copies of these documents are available upon request without charge by writing to, calling or visiting our web site:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

1-800-222-8222

www.wellsfargo.com/advantagefunds

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C., and regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900 (duplicating fee required)
By Phone:	1-800-SEC-0330 (duplicating fee required)
By Mail:	Public Reference Section Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549-0213 (duplicating fee required)
By Email:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov (Information about the Target Funds and Acquiring Funds may be found under Wells Fargo Funds Trust)

OTHER IMPORTANT THINGS TO NOTE:

*	An investment in the Wells Fargo Advantage Funds is not a deposit of Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any other bank and is not insured or guaranteed by the FDIC or any other government agency.

*	You may lose money by investing in the Funds.

PROPOSAL: APPROVAL OF THE REORGANIZATION PLAN

The Board of Wells Fargo Advantage Funds called this special shareholder meeting to allow shareholders of each Target Fund to consider and vote on the reorganization of each Target Fund into a corresponding Acquiring Fund, as shown in the table below.

TARGET FUND	ACQUIRING FUND
Balanced Fund	Asset Allocation Fund
Investor Class	Class A

Corporate Bond Fund Investor Class Advisor Class Institutional Class	Income Plus Fund Investor Class (new class)* Class A Institutional Class (new class)*

High Yield Bond Fund Class A Class B Class C	High Income Fund Class A (formerly Advisor Class)* Class B (new class)* Class C (new class)*

Intermediate Government Income Fund Class A Class B Class C Administrator Class	Government Securities Fund Class A (formerly Advisor Class)* Class B (new class)* Class C Administrator Class

National Limited-Term Tax-Free Fund Class A Class B Class C Administrator Class	Short-Term Municipal Bond Fund Class A (new class)* Class A (new class)* Class C Class A (new class)*

National Tax-Free Fund Class A Class B Class C Administrator Class	Municipal Bond Fund Class A Class B Class C Administrator Class

Overseas Fund Investor Class Institutional Class	International Equity Fund Investor Class (new class)* Institutional Class

Value Fund Class A Class B Class C Investor Class Administrator Class	C&B Large Cap Value Fund Class A Class B Class C Investor Class (formerly Class D)* Administrator Class

*	See “Overview” below for a discussion regarding new share classes and share class modifications.

Overview

On November 7, 2007, the Board unanimously voted to approve the Reorganization, subject to approval by shareholders of each Target Fund. In the Reorganization, each Target Fund will transfer its assets to its corresponding Acquiring Fund, which will acquire all of the assets and assume all of the liabilities of the Target Fund. Upon the transfer of assets and assumption of liabilities, the Acquiring Fund will issue shares to the corresponding Target Fund, which shares will be distributed to shareholders in liquidation of the Target Fund. Any shares you own of a Target Fund at the time of the Reorganization will be cancelled and you will receive shares in the same or a comparable Class of the corresponding Acquiring Fund having a value equal to the value of your shares of the Target Fund. The Reorganization is expected to be treated as a tax-free “reorganization” for U.S. federal income tax purposes, as discussed below under “Material U.S. Federal Income Tax Consequences of the Reorganization.” If approved by shareholders, the Reorganization is expected to occur in the third quarter of 2008.

Also on November 7, 2007, the Board unanimously voted to approve the creation of new share classes for certain of the Acquiring Funds in connection with the Reorganization as noted in the chart above. The new classes are expected to commence operations prior to or upon the closing of the Reorganization. In addition, the Board approved share class modifications whereby certain Acquiring Fund share classes will be renamed and modified to assume the features and attributes associated with a different share class as noted in the chart above. The share class modifications are expected to occur on or about June 20, 2008. Since the new share classes and share class modifications will be in effect at the time of the Closing of the Reorganization, the new classes and share class modifications are described in this Prospectus/Proxy Statement as if they have already occurred.

In addition, on March 28, 2008, the Board unanimously voted to approve reductions in administration expenses for certain classes of the Target and Acquiring Funds as well as reductions in advisory expenses for certain of the Target and Acquiring Funds. These expense reductions are expected to occur on or about June 1, 2008. Since these expense reductions will be in effect at the time of the Closing of the Reorganization, they are described in this Prospectus/Proxy Statement as if they have already occurred.

Reasons for the Reorganization

The Reorganization arises out of Fund Management’s review of the continued viability of various funds of Wells Fargo Advantage Funds, and an evaluation of whether combining Funds with similar investment objectives, principal investments, principal investment strategies or portfolio securities would better serve shareholders. The Board concluded that participation in the Reorganization is in the best interests of each Target Fund and its shareholders. In reaching that conclusion, the Board considered, among other things:

1.	The enhanced viability of the combined Funds due to a larger asset base;

2.	The viability of the Target Funds absent approval of the Reorganization;

3.	The comparative performance of the Acquiring Funds into which the Target Funds will be reorganized;

4.	The anticipated effect of the Reorganization on per-share expense ratios, both before and after waivers, of the Target Funds;

5.	The expected treatment of the Reorganization as a tax-free “reorganization” for U.S. federal income tax purposes;

6.	The relative compatibility of the investment objectives and principal investment strategies of the Acquiring Funds with those of the Target Funds;

7.	The anticipated benefits of economies of scale for the Target Funds and enabling greater diversification of investments;

8.	The potential elimination of duplicative costs and spreading of certain costs across a larger asset base due to combining Funds with compatible investment objectives, principal investments and principal investment strategies; and

9.	The undertaking by Funds Management to pay all of the expenses in connection with the Reorganization so that shareholders of the Target Funds and Acquiring Funds will not bear these expenses.

The Board also concluded that the economic interests of the shareholders of the Target Funds and the Acquiring Funds would not be diluted as a result of the Reorganization because the number of Acquiring Fund shares to be issued to Target Fund shareholders will be calculated based on the respective net asset value of the Funds. For a more complete discussion of the factors considered by Wells Fargo Advantage Funds’ Board in approving the Reorganization, see the section entitled “Board Consideration of the Reorganization” in this Prospectus/Proxy Statement.

SUMMARY

The following summary highlights differences between each Target Fund and its corresponding Acquiring Fund. This summary is not complete and does not contain all of the information that you should consider before voting on the Reorganization. For more complete information, please read this Prospectus/Proxy Statement.

Comparison of Current Fees and Pro Forma Combined Fees

The following summary table shows current annual fund operating expense ratios for each Target Fund and Acquiring Fund, both before (total) and after (net) any contractual expense waivers and reimbursements, and the pro forma combined annual operating expense ratios for each Acquiring Fund, reflecting the anticipated effects, if any, of the Reorganization on both total and net operating expenses ratios. All expense ratios are shown as a percentage of each Fund’s daily net assets and are as of the Fund’s fiscal year end dates noted below. For more information about expenses, including a breakout of the specific fees charged to each Target Fund and Acquiring Fund, please see Exhibit A.

Fund	Fiscal Year End
Asset Allocation Fund, Balanced Fund, C&B Large Cap Value Fund, International Equity Fund, Overseas Fund	September 30, 2007

Corporate Bond Fund, Government Securities Fund, High Income Fund, High Yield Bond Fund, Income Plus Fund, Intermediate Government Income Fund	May 31, 2007

Municipal Bond Fund, National Limited-Term Tax-Free Fund, National Tax-Free Fund, Short-Term Municipal Bond Fund	June 30, 2007

Value Fund	July 31, 2007

Two levels of expense ratios are included in the table:

a)	Total Annual Fund Operating Expense Ratio — the total operating expenses of a fund, including acquired fund fees and expenses, if any, representing what a shareholder could potentially pay if no waivers or expense reimbursements were in place.

b)	Net Annual Fund Operating Expense Ratio — the expense level a shareholder can expect to actually pay, including acquired fund fees and expenses, if any, taking into account any fee waivers or expense reimbursements to which a fund’s adviser has contractually committed as further described in Exhibit A.

Target Fund/Share Class(es)	Current		Acquiring Fund/Share Class(es)	Current		Pro Forma Combined
	Total Annual Fund Operating Expenses*	Net Annual Fund Operating Expenses**		Total Annual Fund Operating Expenses*	Net Annual Fund Operating Expenses**	Total Annual Fund Operating Expenses*	Net Annual Fund Operating Expenses**
Balanced Fund			Asset Allocation Fund
Investor Class	1.57%	1.25%	Class A	1.26%	1.15%	1.25%	1.15%

Corporate Bond Fund			Income Plus Fund
Investor Class	1.09%	0.98%	Investor Class (new)	1.15%	0.95%	1.15%	0.95%
Advisor Class	0.98%	0.95%	Class A	1.20%	1.01%	1.09%	0.91%
Institutional Class	0.63%	0.61%	Institutional Class (new)	0.74%	0.62%	0.74%	0.62%

Target Fund/Share Class(es)	Current		Acquiring Fund/Share Class(es)	Current		Pro Forma Combined
	Total Annual Fund Operating Expenses*	Net Annual Fund Operating Expenses**		Total Annual Fund Operating Expenses*	Net Annual Fund Operating Expenses**	Total Annual Fund Operating Expenses*	Net Annual Fund Operating Expenses**
High Yield Bond Fund			High Income Fund
Class A	1.13%	1.16%	Class A (formerly Advisor Class)	1.03%	0.91%	1.03%	0.91%
Class B	1.88%	1.91%	Class B (new)	1.78%	1.66%	1.78%	1.66%
Class C	1.88%	1.91%	Class C (new)	1.78%	1.66%	1.78%	1.66%

Intermediate Government Income Fund			Government Securities Fund
Class A	0.94%	0.95%	Class A (formerly Advisor Class)	0.93%	0.90%	0.91%	0.90%
Class B	1.69%	1.70%	Class B (new)	1.68%	1.65%	1.66%	1.65%
Class C	1.69%	1.70%	Class C	1.68%	1.65%	1.66%	1.65%
Administrator Class	0.86%	0.70%	Administrator Class	0.85%	0.70%	0.83%	0.70%

National Limited-Term Tax-Free Fund			Short-Term Municipal Bond Fund
Class A	0.97%	0.81%	Class A (new)	0.87%	0.61%	0.87%	0.61%
Class B	1.72%	1.56%	Class A (new)	0.87%	0.61%	0.87%	0.61%
Class C	1.72%	1.56%	Class C	1.62%	1.56%	1.62%	1.36%
Administrator Class	0.89%	0.61%	Class A (new)	0.87%	0.61%	0.87%	0.61%

National Tax-Free Fund			Municipal Bond Fund
Class A	0.92%	0.86%	Class A	0.92%	0.76%	0.92%	0.76%
Class B	1.67%	1.61%	Class B	1.67%	1.51%	1.67%	1.51%
Class C	1.67%	1.61%	Class C	1.67%	1.51%	1.67%	1.51%
Administrator Class	0.84%	0.61%	Administrator Class	0.84%	0.61%	0.84%	0.61%

Overseas Fund			International Equity Fund
Investor Class	1.91%	1.46%	Investor Class (new)	1.82%	1.46%	1.82%	1.46%
Institutional Class	1.34%	0.95%	Institutional Class	1.25%	1.05%	1.25%	0.99%

Value Fund			C&B Large Cap Value Fund
Class A	1.71%	1.21%	Class A	1.31%	1.15%	1.31%	1.15%
Class B	2.47%	1.96%	Class B	2.06%	1.90%	2.06%	1.90%
Class C	2.47%	1.96%	Class C	2.06%	1.90%	2.06%	1.90%
Investor Class	1.87%	1.21%	Investor Class (formerly Class D)	1.43%	1.20%	1.43%	1.20%
Administrator Class	1.52%	0.96%	Administrator Class	1.13%	0.95%	1.13%	0.95%

*	Includes for each Fund, except the C&B Large Cap Value Fund, the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. For the C&B Large Cap Value Fund, includes the gross expenses allocated from the master portfolio in which the Fund invests.
**	Funds Management has contractually committed to waive fees and/or reimburse expenses for a specified period to the extent necessary to maintain the Fund’s net annual operating expense ratio as described in Exhibit A.

In every case except for the Corporate Bond Fund — Investor Class, Advisor Class and Institutional Class into Income Plus Fund — Investor Class, Class A and Institutional Class, and Overseas Fund — Institutional Class into the International Equity Fund — Institutional Class, the Acquiring Fund will have the same or lower total and net annual fund operating expenses than the corresponding Class of the Target Fund. Please see Exhibit A for a breakdown of the specific fees charged to each Target Fund and Acquiring Fund, and more information about expenses.

Funds Management has contractually agreed to maintain the pro forma combined Net Annual Fund Operating Expense Ratio for each of the Acquiring Funds until their next annual registration update occurring after January 31, 2009 as described in Exhibit A. These contractual net expense ratios for the Acquiring Funds renew automatically upon expiration of the contractual commitment period, and can only be increased upon approval by the Funds’ Board.

For further discussion regarding the Board’s consideration of the total and net operating expense ratios of the Funds in approving the Reorganization, see the section entitled “Board Consideration of the Reorganization” in this Prospectus/Proxy Statement.

Comparison of Investment Objectives, Principal Investments and Principal Investment Strategies

Each Target Fund and its corresponding Acquiring Fund pursue similar investment objectives and hold substantially similar securities, except for the limited differences noted below. As a result, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of Target Fund portfolio securities that are incompatible with the investment objective of the Acquiring Fund.

All of the Target Funds and the Acquiring Funds have investment objectives that are classified as non-fundamental, which means that the Board can change them without shareholder approval. Also, the Target Funds and Acquiring Funds have substantially identical “fundamental” investment policies that can only be changed with shareholder approval, except that the National Limited-Term Tax-Free Fund and the National Tax-Free Fund each have a fundamental investment policy to invest at least 80% of their net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax (including federal alternative minimum tax). In comparison, their two Acquiring Funds, the Short-Term Municipal Bond Fund and the Municipal Bond Fund, respectively, each have a fundamental investment policy to invest at least 80% of their net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax, but not necessarily the federal alternative minimum tax. In addition, the Asset Allocation Fund has a fundamental investment policy reserving the Fund’s right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and reserving the right to concentrate in obligations of domestic banks (to the extent permitted by the SEC or its staff and as such term is interpreted by the SEC or its staff), whereas the Balanced Fund does not have similar policies. As a result, within each Fund’s allocation to equity securities, the Balanced Fund has greater flexibility to underweight or overweight certain sectors whereas the Allocation Fund will maintain equity weightings that replicate the S&P 500 Index. Thus, the Reorganization will not result in a change in the Target Funds’ shareholders’ right to vote to approve changes to the investment objectives or fundamental investment policies of the Fund(s) in which they own shares, except as described above.

Unlike other Acquiring Funds involved in the Reorganization, the C&B Large Cap Value Fund is a gateway feeder fund that does not invest directly in portfolio securities. Rather, the Fund invests in a corresponding portfolio of Wells Fargo Master Trust that has the same investment objective and strategies as the Fund. The C&B Large Cap Value Fund may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities. References to the investment activities of the C&B Large Cap Value Fund are intended to refer to the investment activities of the master portfolio in which it invests.

The following charts compare the investment objectives, principal investments and principal investment strategies of each Target Fund and its corresponding Acquiring Fund, and describe the key differences between the Funds. The charts are presented in summary form and, therefore, do not contain all of the information that you should consider before voting on the Reorganization. A more detailed comparison of the Funds’ investment objectives, principal investments and principal investment strategies, as well as the identity of each Fund’s investment sub-adviser and portfolio managers can be found at Exhibit B. You also can find additional information about a specific Fund’s investment objective, principal investments and principal investment strategies in its SAI, which is incorporated by reference herein. For more complete information, please read this entire document.

	BALANCED (TARGET FUND)	ASSET ALLOCATION (ACQUIRING FUND)
Investment Objective	Seeks total return, consisting of capital appreciation and current income.	Seeks long-term total return, consisting of capital appreciation and current income.
Principal Investments

The Fund’s target asset allocations are as follows:

-   60% of its total assets in equity securities;

-   40% of its total assets in fixed income securities; and

-   up to 10% of its total assets in below investment-grade fixed income securities.

The Fund’s “neutral” target allocations are as follows: - 60% of its total assets in equity securities; and - 40% of its total assets in fixed income securities.
Principal Investment Strategies	The Fund invests in both equity and fixed income securities. The equity portion of the Fund’s portfolio consists primarily of securities, including common and preferred stocks and convertible securities, of large-capitalization, dividend-paying, U.S. companies that offer the potential for capital growth, and attempt to balance an investment’s prospects for growth and income with its potential risks. The fixed income portion of the Fund’s portfolio consists primarily of investment-grade bonds of intermediate duration, including U.S. Government obligations, corporate securities and mortgage-backed securities.	The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stock to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund seeks to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions.
Comparison Summary

Both Funds have similar investment objectives, principal investments and strategies, except that:

•        While each Fund invests 60% of its total assets in equity securities, the equity portion of the Target Fund invests in securities of dividend-paying, large-capitalization companies with an emphasis on value, whereas the equity portion of the Acquiring Fund invests in common stocks to replicate the S&P 500 Index.

•        While each Fund also invests 40% of its assets in fixed income securities, the fixed income portion of the Target Fund may include investing up to 10% of its total assets in below investment-grade fixed income securities, whereas the fixed income portion of the Acquiring Fund seeks to replicate the Lehman Brothers 20+ Treasury Index by investing in U.S. Treasury Bonds with remaining maturities of 20 years or more.

•        While the Target Fund maintains a fixed allocation between equity and fixed income securities (60% equity/40% fixed income), the Acquiring Fund utilizes an asset allocation model that may recommend a change in the target allocation of the equity portion and fixed income portion of the portfolio, ranging from 35 and 85 percent and 15 and 65 percent, respectively, of the Fund’s total assets.

	CORPORATE BOND (TARGET FUND)	INCOME PLUS (ACQUIRING FUND)
Investment Objective	Seeks current income while maintaining prospects for capital appreciation.	Seeks to maximize income while maintaining prospects for capital appreciation.
Principal Investments

Under normal circumstances, the Fund invests:

-   at least 80% of its net assets in corporate debt securities;

-   up to 35% of its total assets in U.S. dollar-denominated debt securities of foreign issuers; and

-   up to 25% of its total assets in below investment-grade debt securities.

Under normal circumstances, the Fund invests:

-   at least 80% of its net assets in income-producing securities;

-   up to 35% of its total assets in debt securities that are below investment-grade; and

-   up to 25% of its total assets in debt securities of foreign issuers.

Principal Investment Strategies	The Fund invests principally in corporate debt securities. The Fund may invest in investment-grade and below investment-grade debt securities (often called “high-yield” securities or “junk bonds”), as well as in debt securities of both domestic and foreign issuers. As part of the Fund’s below investment-grade debt securities investment strategy, the Fund will generally invest in securities that are rated BB through C by Standard & Poor’s, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by the Fund to be of comparable quality. The Fund may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, the Fund may invest in stripped securities. The Fund may also actively trade portfolio securities.	The Fund invests principally in debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include debt securities of both domestic and foreign issuers. The Fund invests in both investment-grade and below investment-grade debt securities. Below investment-grade debt securities (often called “high yield” securities or “junk bonds”) offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. As part of the Fund’s below investment-grade debt securities investment strategy, the Fund will generally invest in securities that are rated at least Caa by Moody’s or CCC by Standard & Poor’s, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by the Fund to be of comparable quality. The Fund expects to maintain an average credit quality for this portion of its portfolio equivalent to B or higher. The Fund may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. The Fund may actively trade portfolio securities.
Comparison Summary

The Target Fund invests at least 80% of its net assets in corporate debt securities, whereas the Acquiring Fund invests at least 80% of its net assets in income-producing securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations.

In other respects, both Funds have similar investment objectives, principal investments and strategies, except that:

•        The Target Fund invests up to 35% of its total assets in U.S. dollar-denominated debt securities of foreign issuers, whereas the Acquiring Fund invests up to 25% of its total assets in debt securities of foreign issuers that do not need to be U.S. dollar-denominated.

•        The Target Fund invests up to 25% of its total assets in below investment-grade debt securities, whereas the Acquiring Fund may invest a higher percentage, up to 35% of its total assets, in below investment-grade debt securities. In addition, the Target Fund will generally invest in securities that are rated BB through C by Standard & Poor’s, whereas the Acquiring Fund will generally invest in securities rated at least CCC by Standard & Poor’s, which is a higher rating than bonds rated C by Standard & Poor’s.

•        The Target Fund may invest in stripped securities.

	HIGH YIELD BOND (TARGET FUND)	HIGH INCOME (ACQUIRING FUND)
Investment Objective	Seeks total return, consisting of a high level of current income and capital appreciation.	Seeks total return, consisting of a high level of current income and capital appreciation.

Principal Investments

Under normal circumstances, the Fund invests:

-   at least 80% of its net assets in corporate debt securities that are below investment-grade; and

-   up to 20% of its net assets in preferred and convertible securities.

Under normal circumstances, the Fund invests:

-   at least 80% of its net assets in corporate debt securities that are below investment-grade;

-   up to 30% of its total assets in U.S. dollar-denominated debt securities of foreign issuers;

-   up to 20% of its total assets in equities and convertible debt securities; and

-   up to 10% of its total assets in debt securities that are in default at the time of purchase.

Principal Investment Strategies	The Fund invests principally in below investment-grade debt securities (often called “high yield” securities or “junk bonds”) of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. The Fund will generally invest in below investment-grade debt securities that are rated at least Caa by Moody’s or CCC by Standard & Poor’s, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by the Fund to be of comparable quality. The average credit quality of the Fund’s portfolio is expected to be equivalent to B or higher. The Fund may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. The Fund’s portfolio is not managed to a specific maturity or duration.	The Fund invests principally in below investment-grade debt securities (often called “high-yield” securities or “junk bonds”) of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of the Fund’s below investment-grade debt securities investment strategy, the Fund will generally invest in securities that are rated BB through CCC by S&P, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by the Fund to be of comparable quality. The Fund may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, the Fund may invest in stripped securities.

Comparison Summary

Both Funds have the same investment objective.

While both Funds invest 80% of their net assets in corporate debt securities that are below investment-grade, the Target Fund expects its portfolio’s average credit quality to be equivalent to B or higher, whereas the Acquiring Fund is not managed to maintain an average credit quality.

The Target Fund invests up to 20% of its net assets in preferred and convertible securities, whereas the Acquiring Fund invests up to 20% of its total assets in equities (including common and preferred stocks) and convertible debt securities.

The Acquiring Fund also invests up to 10% of its total assets in debt securities that are in default at the time of purchase, and up to 30% of its total assets in U.S. dollar-denominated debt securities of foreign issuers, whereas the Target Fund does not have a principal investment strategy of investing in such securities.

The Acquiring Fund may also invest in stripped securities, whereas the Target Fund does not invest in such securities.

	INTERMEDIATE GOVERNMENT INCOME (TARGET FUND)	GOVERNMENT SECURITIES (ACQUIRING FUND)
Investment Objective	Seeks to provide current income consistent with safety of principal.	Seeks current income.
Principal Investments

Under normal circumstances, the Fund invests:

-   at least 80% of its net assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations; and

-   up to 20% of its net assets in non-government mortgage- and asset-backed securities.

Under normal circumstances, the Fund invests:

-   at least 80% of its net assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations; and

-   up to 20% of its net assets in non-government investment-grade debt securities.

Principal Investment Strategies	The Fund invests principally in fixed and variable rate U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. The Fund will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by the Fund to be of comparable quality. As part of the Fund’s investment strategy, the Fund may invest in stripped securities or enter into mortgage dollar rolls or reverse repurchase agreements. The Fund may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, the Fund expects its dollar-weighted average effective duration will be within the range of 3- and 5-year U.S. Treasury notes. As a result, the dollar-weighted average effective maturity of the Fund generally ranges from 3 to 10 years. The Fund may actively trade portfolio securities.	The Fund invests principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities. As part of the Fund’s mortgage-backed securities investment strategy, the Fund may enter into dollar rolls or invest in stripped securities. The Fund may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. The Fund may actively trade portfolio securities.
Comparison Summary

Both Funds have substantially similar investment objectives, principal investments and strategies, except that:

•        the Target Fund purchases only securities rated within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization (or of comparable quality), whereas, the Acquiring Fund will invest in investment-grade securities which can have a rating slightly lower than securities rated within the two highest rating categories; and

•        the Target Fund expects its portfolio’s dollar-weighted average effective duration to be within the range of 3- and 5-year U.S. Treasury notes and its portfolio’s dollar-weighted average effective maturity to be within the range of 3- and 10-years, whereas the Acquiring Fund does not have similar policies.

	NATIONAL LIMITED-TERM TAX-FREE (TARGET FUND)	SHORT-TERM MUNICIPAL BOND (ACQUIRING FUND)
Investment Objective	Seeks current income exempt from federal income taxes, consistent with capital preservation.	Seeks current income exempt from federal income tax consistent with capital preservation.
Principal Investments

Under normal circumstances, the Fund invests:

-   at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT;

-   up to 20% of its net assets in securities that pay interest subject to federal income tax, including federal AMT; and

-   up to 10% of its total assets in below investment-grade municipal securities.

Under normal circumstances, the Fund invests:

-   at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;

-   up to 20% of its net assets in securities that pay interest subject to federal AMT; and

-   up to 15% of its total assets in below investment-grade municipal securities.

Principal Investment Strategies	The Fund invests principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by the Fund to be of comparable quality. The Fund may also invest a portion of its net assets in securities that pay interest subject to federal AMT. The Fund may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, the Fund expects its dollar-weighted average effective maturity will be between 1 and 5 years.	The Fund invests principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily the federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by the Fund to be of comparable quality. The Fund may also invest a portion of its total assets in securities that pay interest subject to federal AMT. The Fund may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, the Fund expects its dollar-weighted average effective maturity will be 3 years or less. The Fund may actively trade portfolio securities.
Comparison Summary

Both Funds have substantially similar investment objectives, principal investments and strategies, except that:

•        The Target Fund invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, whereas the Acquiring Fund invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT, although each of the Acquiring Fund and the Target Fund have an additional policy limiting its investments in securities that pay interest subject to federal AMT to 20% of its net assets. As a result, there is no practical difference in the (80/20%) policies between the Funds.

•        While both Funds may invest in below investment-grade municipal securities, the Target Fund may invest up to 10% of its total assets in such securities, whereas the Acquiring Fund may invest up to 15% of its total assets in such securities.

•        The Target Fund expects its dollar-weighted average effective maturity to be between 1 and 5 years, whereas the Acquiring Fund expects its dollar-weighted average effective maturity to be 3 years or less.

	NATIONAL TAX-FREE (TARGET FUND)	MUNICIPAL BOND (ACQUIRING FUND)
Investment Objective	Seeks current income exempt from federal income tax.	Seeks current income exempt from federal income tax.
Principal Investments

Under normal circumstances, the Fund invests:

-   at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT;

-   up to 20% of its net assets in securities that pay interest subject to federal income tax, including federal AMT; and

-   up to 10% of its total assets in below investment-grade municipal securities.

Under normal circumstances, the Fund invests:

-   at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;

-   up to 20% of its net assets in securities that pay interest subject to federal AMT; and

-   up to 20% of its total assets in below investment-grade municipal securities.

Principal Investment Strategies	The Fund invests principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by the Fund to be of comparable quality. The Fund may also invest a portion of its net assets in securities that pay interest subject to federal AMT. The Fund may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, the Fund expects its dollar-weighted average effective maturity will be greater than 5 years and less than 20 years.	The Fund invests principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. The Fund may also invest a portion of the Fund’s total assets in securities that pay interest subject to federal AMT. The Fund may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, the Fund expects its dollar-weighted average effective maturity will be greater than 5 years and less than 20 years.
Comparison Summary

Both Funds have substantially similar investment objectives, principal investments and strategies, except that:

•        The Target Fund invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, whereas the Acquiring Fund invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT, although the Acquiring Fund does have an additional policy limiting its investments in securities that pay interest subject to federal AMT to 20% of its net assets.

•        While both Funds invest in below investment-grade municipal securities, the Target Fund invests up to 10% of its total assets in such securities, whereas the Acquiring Fund invests up to 20% of its total assets in such securities.

	OVERSEAS (TARGET FUND)	INTERNATIONAL EQUITY (ACQUIRING FUND)
Investment Objective	Seeks long-term capital appreciation.	Seeks long-term capital appreciation.
Principal Investments	Under normal circumstances, the Fund invests: - at least 80% of its net assets in equity securities of foreign issuers; and - up to 20% of its total assets in emerging market equity securities.	Under normal circumstances, the Fund invests: - at least 80% of its net assets in equity securities of foreign issuers; and - up to 20% of its total assets in emerging market equity securities.
Principal Investment Strategies

The Fund invests principally in equity securities of foreign issuers. The Fund invests primarily in developed countries, but may invest in emerging markets. Furthermore, the Fund may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund invests in companies with strong growth potential that offer good value relative to similar investments. The Fund reserves the right to hedge its foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, the Fund will not engage in extensive foreign currency hedging.

The Fund invests principally in the equity securities of foreign issuers through the use of three different styles of international equity management: an international growth style, sub-advised by Artisan Partners Limited Partnership; an international value style, sub-advised by LSV Asset Management; and an international blend style, sub-advised by New Star Institutional Managers Limited. The Fund invests primarily in developed countries, but may invest in emerging markets. Furthermore, the Fund may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. The Fund reserves the right to hedge its foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, the Fund will not engage in extensive foreign currency hedging.
Comparison Summary	Both Funds have the same investment objectives and principal investments, and also have similar principal investment strategies, except that the Acquiring Fund uses a multi-style investment strategy consisting of an international growth style, an international value style, and an international blend style.

	VALUE (TARGET FUND)	C&B LARGE CAP VALUE (ACQUIRING FUND)
Investment Objective	Seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal.	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.
Principal Investments	Under normal circumstances, the Fund invests: - at least 80% of its total assets in equity securities of large-capitalization companies.	Under normal circumstances, the Fund invests: - at least 80% of its net assets in equity securities of large-capitalization companies.
Principal Investment Strategies	The Fund invests principally in equity securities of large-capitalization companies, which the Fund defines as companies with market capitalizations of $3 billion or more. The Fund attempts to minimize adverse federal income tax consequences for the Fund’s shareholders by managing the amount of realized gains, through reduced portfolio turnover. The Fund cannot predict the impact of this strategy on the realization of gains or losses but intends to balance these tax considerations with the pursuit of its objective. The Fund manages a relatively focused portfolio of 30 to 50 companies that enables it to provide adequate diversification, while allowing the composition and performance of its portfolio to behave differently than the market. Furthermore, the Fund may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

The Fund invests principally in equity securities of large-capitalization companies, which it defines as companies with market capitalizations of $3 billion or more. The Fund manages a relatively focused portfolio of 30 to 50 companies that enables it to provide adequate diversification while allowing the composition and performance of its portfolio to behave differently than the market. Furthermore, the Fund may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

Comparison Summary

Both Funds have substantially similar investment objectives, principal investments and strategies, except that the Target Fund seeks to minimize adverse federal income tax consequences through reduced portfolio turnover.

The Acquiring Fund is a gateway fund that invests substantially all of its assets in a master portfolio, whereas the Target Fund is a stand-alone fund that invests directly in a portfolio of securities.

Common and Specific Risk Considerations

Because of the similarities in investment objectives and principal investments and strategies, the Target Funds and the Acquiring Funds, for the most part, are subject to substantially similar investment risks. The following discussion describes the principal risks that may affect the Funds’ portfolios as a whole. The discussion that follows after that compares the principal risks associated with each Target Fund and its corresponding Acquiring Fund (in bold print). Additional information regarding which of the principal risks described below are applicable to each Fund may be found in Exhibit C, as well as in the prospectus for each Target Fund. Each Fund invests directly in a portfolio of securities, except for the C&B Large Cap Value Fund which invests substantially all of its assets in a master portfolio. An investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Active Trading Risk. Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Counter-Party Risk. When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the Fund is exposed to the risk that the other party will not fulfill its contract obligation. Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Currency Hedging Risk. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.

Debt Securities Risk. Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Derivatives Risk. The term “derivatives” covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Emerging Markets Risk. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk. Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Growth Style Investment Risk. Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company’s long-term earnings growth with a higher stock price when that company’s earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

High Yield Securities Risk. High yield securities (sometimes referred to as “junk bonds”) are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

Index Tracking Risk. The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

Issuer Risk. The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Leverage Risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk. A security may not be sold at the time desired or without adversely affecting the price.

Management Risk. We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

Market Risk. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Multi-Style Management Risk. Because certain portions of a Fund’s assets are managed by different portfolio managers using different styles, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Certain Funds may invest 25% or more of their total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects. Although a Fund strives to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal alternative minimum tax (AMT), some income earned by Fund investments may be subject to such taxes. A Fund takes advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. Capital gains, whether declared by the Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.

Tax Suitability Risk. Investments managed with a focus on after-tax returns may not provide as high a return before taxes as other investments, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through tax-deferred retirement accounts such as an individual retirement account (IRA) or 401(k) plan).

U.S. Government Obligations Risk. Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

Value Style Investment Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

Balanced Fund/Asset Allocation Fund

Both of the Funds are subject to similar risks, including debt securities risk, derivatives risk and U.S. Government obligations risk. The Asset Allocation Fund is also subject to index tracking risk and the risks associated with using an asset allocation model that assesses the relative attractiveness of equity and fixed income investments and recommends changes in the Fund’s target allocations. The Balanced Fund is also subject to foreign investment risk, high yield securities risk, mortgage- and asset-backed securities risk, and value style investment risk. The Balanced Fund is further subject to a greater degree of credit risk based on its actively-managed portfolio of fixed income securities. All of these risks are described above.

Corporate Bond Fund/Income Plus Fund

Both of the Funds are subject to substantially similar risks, including active trading risk, debt securities risk, derivatives risk, foreign investment risk, and high yield securities risk. The Income Plus Fund is also subject to currency hedging risk, mortgage- and asset-backed securities risk and U.S. Government obligations risk. In addition, the Income Plus Fund is subject to a greater degree of high yield securities risk based on its higher percentage limit in investments in below investment-grade debt securities. The Corporate Bond Fund is also subject to stripped securities risk and a greater degree of foreign investment risk based on its higher percentage limit on investments in foreign issuers. However, since the Corporate Bond Fund may only invest in U.S. dollar-denominated debt securities of foreign issuers, the Fund minimizes any exposure to currency risk. All of these risks are described above.

High Yield Bond Fund/High Income Fund

Both Funds are subject to substantially similar risks, except that the High Income Fund is also subject to foreign investment risk, stripped securities risk and the risks associated with investments in securities that are in default at the time of purchase. Both of the Funds are primarily subject to counter-party risk, debt securities risk, derivatives risk, high yield securities risk, and issuer risk. All of these risks are described above.

Intermediate Government Income Fund/Government Securities Fund

Because both of the Funds follow substantially similar investment policies, there are no material differences in the risks associated with investing in the Funds, except that the Government Securities Fund may have greater exposure to interest rate risk as it does not have policies similar to those of the Intermediate Government Income Fund which provide that the Intermediate Government Income Fund expects its portfolio’s dollar-weighted average effective duration to be within the range of 3- and 5-year U.S. Treasury notes and its portfolio’s dollar-weighted average effective maturity to be within 3 to 10 years. Both of the Funds are primarily subject to debt securities risk, derivatives risk, mortgage- and asset-backed securities risk, stripped securities risk and U.S. Government obligations risk. All of these risks are described above.

National Limited-Term Tax-Free Fund/Short-Term Municipal Bond Fund

Both Funds are subject to substantially similar risks, except that the Short-Term Municipal Bond Fund is also subject to active trading risk and a greater degree of high yield securities risk based on its higher percentage limit on investments in below investment-grade municipal securities. In addition, the Short-Term Municipal Bond Fund may have slightly lower exposure to interest rate risk as the Fund expects its dollar-weighted average effective maturity to be 3 years or less, whereas the National Limited-Term Tax-Free Fund expects its dollar-weighted average effective maturity to be between 1 and 5 years. Both of the Funds are primarily subject to debt securities risk, derivatives risk, high yield securities risk, and municipal securities risk. All of these risks are described above.

National Tax-Free Fund/Municipal Bond Fund

Both Funds are subject to substantially similar risks, except that the Municipal Bond Fund is also subject to active trading risk and a greater degree of high yield securities risk based on its higher percentage limit on investments in below investment-grade municipal securities. Both of the Funds are primarily subject to debt securities risk, derivatives risk, high yield securities risk, and municipal securities risk. All of these risks are described above.

Overseas Fund/International Equity Fund

Because both of the Funds follow substantially similar investment policies and restrictions, there are no material differences in the risks associated with investing in the Funds. Both of the Funds are primarily subject to currency hedging risk, derivatives risk, emerging markets risk, and foreign investment risk. Because of its multi-style investment strategy, the International Equity Fund is subject to multi-style management risk and although both of the Funds are subject to growth style investment risk and value style investment risk, the International Equity Fund may be subject to such risks to a greater degree given its multi-style investment strategy. All of these risks are described above.

Value Fund/C&B Large Cap Value Fund

Both Funds are subject to substantially similar risks, except that the Value Fund is also subject to tax suitability risk. Both Funds are primarily subject to derivatives risk and value style investment risk, as described above.

Comparison of Performance

The information in this section shows you how each Target Fund and Acquiring Fund has performed and illustrates the variability of a Fund’s returns over time. The tables below provide a comparison of average annual total return information for each Class of the Funds involved in the Reorganization for one-, three-, five- and ten-year periods (or since inception of the Fund, if shorter). For comparison purposes, the name of the Acquiring Fund and the Acquiring Fund’s Class appear in bold print.

For more information regarding a Fund’s average annual total return, see the “Performance” and “Financial Highlights” of each of the Acquiring Funds and certain of the Target Funds in Exhibit E to this Prospectus/Proxy Statement and each Target Fund’s prospectus.

Please remember that past performance is no guarantee of future results. All returns reflect the effect of fee waivers. Without these fee waivers, the average annual total returns for the Funds would have been lower. Returns reflect applicable sales charges.

Average Annual Total Returns1 as of 12/31/07

Fund/Class (inception date)	1-Year	3-Years	5-Years	10-Years
Balanced Fund Asset Allocation Fund
Investor Class (12/30/81)	5.97%	6.25%	8.51%	4.38%
Class A (11/13/86)[2]	1.12%	5.90%	9.65%	5.93%

[1]	Returns reflect applicable sales charges.
[2]

Investor Class shareholders of the Balanced Fund who receive Class A shares of the Asset Allocation Fund will be permitted to continue to purchase Class A shares of the Asset Allocation Fund at net asset value, i.e. without paying the customary sales load, as described below under the heading “Comparison of Shareholder Account Features and Services.” The Average Annual Total Returns of the Class A shares of the Asset Allocation Fund as of December 31, 2007, as adjusted to remove the sales charge applicable to Class A shares, for 1-year, 3-year, 5-year and 10-year periods were 7.31%, 8.01%, 10.95% and 6.55%, respectively.

Average Annual Total Returns1 as of 12/31/07

Fund/Class (inception date)	1-Year	3-Years	5-Years	10-Years or Since Inception
Corporate Bond Fund
Income Plus Fund
Investor Class (12/12/85)	4.54%	3.24%	5.36%	4.96%
Investor Class (new class)[2]	6.24%	4.30%	5.56%	4.78%
Advisor Class (8/31/99)[3]	4.58%	3.30%	5.35%	4.85%
Class A (7/13/98)	1.50%	2.71%	4.60%	4.27%
Institutional Class (8/31/99)[4]	4.93%	3.71%	5.83%	5.34%
Institutional Class (new class)[2]	6.24%	4.30%	5.56%	4.78%

[1]	Returns reflect applicable sales charges.
[2]

Performance shown reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Investor Class shares and Institutional Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.

[3]	Performance shown prior to the inception of the Advisor Class shares reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses.
[4]

Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

Average Annual Total Returns1 as of 12/31/07

Fund/Class (inception date)	1-Year	3-Years	5-Years	Since Inception
High Yield Bond Fund
High Income Fund
Class A (11/29/02)	-2.14%	3.23%	6.67%	6.49%
Class A (formerly Advisor Class) (2/29/00)[2]	-1.38%	3.72%	8.84%	3.72%
Class B (11/29/02)	-3.28%	3.15%	6.55%	6.52%
Class B (new class)[3]	-2.53%	3.61%	8.87%	3.63%
Class C (11/29/02)	0.82%	4.09%	6.88%	6.68%
Class C (new class)[3]	1.47%	4.53%	9.15%	3.63%

[1]	Returns reflect applicable sales charges.
[2]

Performance shown from February 29, 2000, through December 31, 2007, reflects the performance of the Advisor Class shares, adjusted to reflect Class A sales charges. Performance shown prior to February 29, 2000, reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges.

[3]	Performance shown reflects the performance of the Class A shares, adjusted to reflect Class B and Class C sales charges and expenses, as applicable.

Average Annual Total Returns1 as of 12/31/07

Fund/Class (inception date)	1-Year	3-Years	5-Years	10-Years or Since Inception
Intermediate Government Income Fund
Government Securities Fund
Class A (5/2/96)	0.90%	1.94%	1.87%	4.32%
Class A (formerly Advisor Class) (8/31/99)[2]	2.17%	2.62%	2.74%	4.92%
Class B (5/17/96)	-0.08%	1.81%	1.66%	4.01%
Class B (new class)[3]	1.13%	2.43%	2.41%	4.52%
Class C (11/8/99)[4]	3.95%	2.75%	2.03%	4.00%
Class C (12/26/02)[5]	5.13%	3.37%	2.77%	4.52%
Administrator Class (11/11/94)	6.02%	3.81%	3.07%	5.02%
Administrator Class (4/11/05)[6]	7.19%	4.48%	4.00%	5.77%

[1]	Returns reflect applicable sales charges.
[2]

Performance shown from August 31, 1999, through December 31, 2007, reflects the performance of the Advisor Class shares, adjusted to reflect Class A sales charges. Performance shown prior to August 31, 1999, reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges.

[3]

Performance shown reflects the performance of the Class C shares, and includes expenses that are not applicable to and are higher than those of the Class B shares, adjusted to reflect Class B sales charges.

[4]	Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.
[5]	Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses.
[6]

Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Institutional Class shares, adjusted to reflect Administrator Class expenses. Performance shown prior to August 31, 1999, for the Administrator Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

Average Annual Total Returns1 as of 12/31/07

Fund/Class (inception date)	1-Year	3-Years	5-Years	10-Years or Since Inception
National Limited-Term Tax-Free Fund
Short-Term Municipal Bond Fund
Class A (1/30/04) [2]	0.40%	1.41%	1.80%	3.30%
Class A (new class)[3,5]	-0.05%	1.44%	1.80%	2.47%
Class B (1/30/04)[2]	-0.27%	1.36%	1.65%	2.83%
Class A (new class)[3,5]	-0.05%	1.44%	1.80%	2.47%
Class C (1/30/04)[2]	1.73%	1.68%	1.62%	2.82%
Class C (1/31/03)[4]	2.04%	2.48%	2.42%	2.78%
Administrator Class (10/1/96)	3.75%	2.70%	2.66%	3.86%
Class A (new class)[3,5]	-0.05%	1.44%	1.80%	2.47%

[1]	Returns reflect applicable sales charges.
[2]

Performance shown prior to the inception of the Class A, Class B, and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect the Class A, Class B, and Class C sales charges and expenses, as applicable.

[3]

Performance shown reflects the performance of the Class C shares, and includes expenses that are not applicable to and are higher than those of the Class A shares, adjusted to reflect Class A sales charges.

[4]	Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses.
[5]

Administrator Class shareholders of the National Limited-Term Tax-Free Fund who receive Class A shares of the Short-Term Municipal Bond Fund will be permitted to continue to purchase Class A shares of the Short-Term Municipal Bond Fund at net asset value, i.e. without paying the customary sales load, as described below under the heading “Comparison of Shareholder Account Features and Services.” The Average Annual Total Returns of the Class A shares of the Short-Term Municipal Bond Fund as of December 31, 2007, as adjusted to remove the sales charge applicable to Class A shares, for 1-year, 3-year, 5-year and 10-year periods were 3.04%, 2.48%, 2.42% and 2.78%, respectively.

Average Annual Total Returns1 as of 12/31/07

Fund/Class (inception date)	1-Year	3-Years	5-Years	10-Years or Since Inception
National Tax-Free Fund Municipal Bond Fund
Class A (8/1/89)	-2.27%	2.05%	3.04%	4.08%
Class A (4/11/05)[2]	-2.33%	2.69%	4.97%	3.86%
Class B (8/6/93)	-3.43%	1.91%	2.84%	3.78%
Class B (4/11/05)[2]	-3.53%	2.56%	4.84%	3.58%
Class C (11/8/99)[3]	0.47%	2.86%	3.20%	3.77%
Class C (4/11/05)[2]	0.36%	3.47%	5.15%	3.57%
Administrator Class (8/2/93)	2.59%	3.89%	4.23%	4.76%
Administrator Class (4/11/05)[4]	2.48%	4.59%	6.13%	4.46%

[1]	Returns reflect applicable sales charges.
[2]

Performance shown prior to the inception of the Class A, Class B, and Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class A, Class B, and Class C sales charges and expenses, as applicable.

[3]	Performance shown prior to the inception of the Class C shares reflects performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.
[4]

Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

Average Annual Total Returns as of 12/31/07

Fund/Class (inception date)	1-Year	3-Years	5-Years	10-Years or Since Inception
Overseas Fund International Equity Fund
Investor Class (6/30/98)	11.88%	13.10%	17.73%	7.56%
Investor Class (new class)[1]	10.70%	15.50%	17.08%	7.69%
Institutional Class (12/31/02)[2]	12.41%	13.70%	18.40%	7.88%
Institutional Class (8/31//06)[3]	11.19%	15.90%	17.40%	7.93%

[1]

Performance shown reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Investor Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.

[2]

Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

[3]

Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown prior to November 8, 1999, for the Institutional Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.

Average Annual Total Returns1 as of 12/31/07

Fund/Class (inception date)	1-Year	3-Years	5-Years	10-Years or Since Inception
Value Fund[2] C&B Large Cap Value Fund
Class A (7/26/04)[3]	-7.34%	4.30%	10.28%	7.73%
Class A (7/26/04)[4]	-7.66%	4.04%	11.08%	7.78%
Class B (7/26/04)[3]	-7.48%	4.66%	10.42%	7.55%
Class B (7/26/04)[4]	-7.75%	4.41%	11.31%	7.64%
Class C (7/26/04)[3]	-3.47%	5.59%	10.71%	7.57%
Class C (7/26/04)[4]	-3.74%	5.32%	11.57%	7.65%
Investor Class (2/12/97)[5]	-1.72%	6.39%	11.52%	8.34%
Investor Class (formerly Class D) (5/15/90)[6]	-2.11%	6.07%	12.37%	8.41%
Administrator Class (7/26/04)[7]	-1.51%	6.62%	11.71%	8.43%
Administrator Class (7/26/04)[8]	-1.86%	6.35%	12.56%	8.50%

[1]	Returns reflect applicable sales charges.
[2]	Prior to December 1, 2005, the Wells Fargo Advantage Value Fund was named the Wells Fargo Advantage C&B Tax-Managed Value Fund.
[3]

Performance shown prior to the inception of the Class A, Class B, and Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class A, Class B, and Class C sales charges and expenses, as applicable.

[4]

Performance shown prior to the inception of the Class A, Class B, and Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class A, Class B, and Class C sales charges and expenses, as applicable.

[5]	Prior to December 1, 2005, the Wells Fargo Advantage Value Fund — Investor Class was named the Wells Fargo Advantage C&B Tax-Managed Value Fund — Class D.

[6]	Performance shown reflects the performance of Class D.
[7]

Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class.

[8]

Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class.

Comparison of Shareholder Account Features and Services

The following describes, and to the extent there are differences, compares the distribution arrangements, pricing policies, class structure, purchase, redemption, and exchange policies, redemption fees, frequent purchases and redemptions of fund shares policies and procedures and distribution policies of the Funds.

Distribution Arrangements. As the principal underwriter for the Funds, Wells Fargo Funds Distributor, LLC (“Funds Distributor”), an affiliate of Funds Management, uses its best efforts to distribute shares of the Funds on a continuous basis. Fund shares may be sold through broker-dealers and others who have entered into sales agreements with the principal underwriter. Administrator Class, Advisor Class, Institutional Class, Investor Class, Class B and Class C shares of the Funds are offered for sale at the next determined net asset value per share (“NAV”). Class A shares are offered for sale at the next determined NAV per share plus, with certain exceptions, an initial sales charge. Class B and Class C shares, and Class A shares on which the initial sales charge has been waived, are subject to a contingent deferred sales charge (“CDSC”). A portion of the sales charges payable may be reallowed to retail dealers involved in the transaction.

The Funds that offer Class B and Class C shares have adopted a distribution plan (the “Plan”) under Section 12(b) under the Investment Company Act of 1940 (the “1940 Act”) and Rule 12b-1 for their Class B and Class C shares. The Plan was adopted by the Wells Fargo Advantage Funds Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Under the Plan and pursuant to the related distribution agreement, the Class B and Class C shares of the Funds pay Funds Distributor on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each Class as compensation for distribution-related services or as reimbursement for distribution-related expenses. The actual fee payable by the Funds’ Class B and Class C shares is determined, within such limits, from time to time by mutual agreement between the Funds and Funds Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority (“FINRA”) under the Conduct Rules of the NASD. Funds Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from Funds Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. Funds Distributor may retain any portion of the total distribution fee payable to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

In addition, the Funds that offer Class A, Class B, Class C, Administrator Class, Advisor Class and Investor Class shares have adopted a shareholder servicing plan and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank and Funds Management. The shareholder servicing plan and related agreements were adopted by the Wells Fargo Advantage Funds’ Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Under the shareholder servicing plan, each Fund is authorized to make payments up to 0.25% of a Fund’s average daily net assets attributable to Class A, Class B, Class C, Administrator Class, Advisor Class and Investor Class shares. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients. If and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan.

Compensation to Dealers and Shareholder Servicing Agents. In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund’s adviser, the distributor or their affiliates make additional payments (“Additional Payments”) to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund’s adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund’s adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent’s clients (sometimes referred to as “Shelf Space”); access to the selling agent’s registered representatives; and/or ability to assist in training and educating the selling agent’s registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers’ assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent’s customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund’s adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Funds’ SAIs, which are incorporated by reference herein.

Pricing Policies. The NAV of a mutual fund, plus any applicable sales charges, is the price you pay for buying, selling, or exchanging shares of a Fund.

The NAV for the Funds is calculated each business day as of the close of trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern Time). To calculate a Fund’s NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund’s assets that may be invested in other mutual funds, the Fund’s NAV is calculated based upon the NAVs of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund’s assets invested directly in securities, each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price.

The Funds are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments, if the Funds believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, the Funds use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. The Funds use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that a Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

See the Funds’ SAIs, which are incorporated by reference herein, for further information.

Class Structure. The Funds offer a total of seven share Classes (Administrator, Advisor, Institutional, Investor, Class A, Class B and Class C), each with a different combination of sales charges, fees, eligibility requirements and other features. Each of these share Classes is described in this Prospectus/Proxy Statement.

The Class B shares of the Intermediate Government Income Fund, High Yield Bond Fund, National Tax-Free Fund, National Limited-Term Tax-Free Fund and Value Fund are closed to new investors and additional investments from existing shareholders, with certain exceptions. The Class B shares of the C&B Large Cap Value Fund, Government Securities Fund, High Income Fund and Municipal Bond Fund are/will be similarly limited, except that each of these Acquiring Funds will issue Class B shares to the shareholders of its corresponding Target Fund Class in order to effectuate the contemplated Reorganization.

Class A

You can buy Class A shares of the Funds at the public offering price (“POP”), which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge or the sales charge may be waived. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the tables below) and the NAV of those shares. Because of rounding in the calculation of the

POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. Funds Distributor retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The Funds up-front Class A sales charges are as follows:

Equity Funds
Amount of purchase	Front-end sales charge as a % of public offering price	Front-end sales charge as a % of net amount invested
Less than $50,000	5.75%	6.10%
$50,000 — $99,999	4.75%	4.99%
$100,000 — $249,999	3.75%	3.90%
$250,000 — $499,999	2.75%	2.83%
$500,000 — $999,999	2.00%	2.04%
$1,000,000 and over	0.00%	0.00%

Fixed Income Funds (except for the National Limited-Term Tax-Free Fund and Short-Term Municipal Bond Fund)
Amount of purchase	Front-end sales charge as a % of public offering price	Front-end sales charge as a % of net amount invested
Less than $50,000	4.50%	4.71%
$50,000 — $99,999	4.00%	4.17%
$100,000 — $249,999	3.50%	3.63%
$250,000 — $499,999	2.50%	2.56%
$500,000 — $999,999	2.00%	2.04%
$1,000,000 and over	0.00%	0.00%

National Limited-Term Tax-Free Fund and Short-Term Municipal Bond Fund
Amount of purchase	Front-end sales charge as a % of public offering price	Front-end sales charge as a % of net amount invested
Less than $50,000	3.00%	3.09%
$50,000 — $99,999	2.50%	2.56%
$100,000 — $249,999	2.00%	2.04%
$250,000 — $499,999	1.50%	1.52%
$500,000 — $999,999	1.00%	1.01%
$1,000,000 and over	0.00%	0.00%

If you invest $1 million or more in a single purchase, you are able to purchase Class A shares without an initial sales charge. However, if you sell (redeem) these shares within eighteen months from the date of purchase, you may have to pay a contingent deferred sales charge (“CDSC”) of 1% for each Fund, except the National Limited-Term Tax-Free Fund and Short-Term Municipal Bond Fund, and 0.50% for the National Limited-Term Tax-Free Fund and Short-Term Municipal Bond Fund based on your original purchase price for the shares. You do not have to pay this CDSC if your financial intermediary has made arrangements with Funds Distributor and agrees to waive the commission.

Class A shares of the Funds may be purchased without or with a reduced initial sales charge as noted below. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the Class A sales charge tables above.

•

You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

•

By signing a Letter of Intent (“LOI”) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•

Rights of Accumulation (“ROA”) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Well Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

You may aggregate the following types of accounts indicated below to qualify for a volume discount:

	Yes	No
Can this type of account be aggregated?
Individual accounts	X
Joint accounts	X
UGMA/UTMA accounts	X
Trust accounts over which the shareholders has individual or shared authority	X
Solely owned business accounts	X

Retirement Plans
Traditional and Roth IRAs	X
SEP IRAs	X
SIMPLE IRAs that use the Wells Fargo Advantage Funds prototype agreement*		X
SIMPLE IRAs that do not use the Wells Fargo Advantage Funds prototype agreement	X
403(b) Plan accounts	X
401(k) Plan accounts		X

Other Accounts
529 Plan accounts*		X
Accounts held through other brokerage firms		X

*	These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.

We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Advantage Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Current employees of:

•	the Fund’s transfer agent;

•	broker-dealers who act as selling agents;

•	family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and

•	each Fund’s sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

•	Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s distributor that allows for load-waived Class A purchases.

•	Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

•	Section 529 college savings plan accounts.

•	Insurance company separate accounts.

•	Fund of Funds, including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM), subject to review and approval by Funds Management.

•

Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

•

Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” or through an omnibus account maintained with a Fund by a broker-dealer.

Class B

Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by the Funds’ exchange policies). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange, or, in the case of the Acquiring Funds, to effectuate the contemplated Reorganization. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date, and three years for the National Limited-Term Tax-Free Fund, may pay a CDSC

based on how long such shareholders have held their shares. Certain exceptions apply (see “CDSC Waivers”). The CDSC schedules are as follows:

Equity and Fixed Income Funds		National Limited-Term Tax-Free Fund
Year	CDSC	Year	CDSC
Year 1	5.00%	Year 1	3.00%
Year 2	4.00%	Year 2	2.00%
Year 3	3.00%	Year 3	1.00%
Year 4	3.00%	Year 4	0.00%
Year 5	2.00%	Year 5	A Shares
Year 6	1.00%
Year 7	0.00%
Year 8	A Shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Funds will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, and three years for the National Limited-Term Tax-Free Fund, the CDSC expires. After shares are held for seven years, and four years for the National Limited-Term Tax-Free Fund, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

All Target Fund shares exchanged in the Reorganization, except for those Class B shares reorganizing into Class A shares, will continue to be subject to the current Target Funds CDSC schedule. Any shares of the Acquiring Funds purchased after the Reorganization will be subject to the Acquiring Funds CDSC schedule.

Class C

You can buy Class C shares at the offering price, which is the NAV without an up-front sales charge. If you sell (redeem) your Class C shares within 1 year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund’s distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. Class C shares are not available for purchases of $1 million or more.

To determine whether the CDSC applies to a redemption, the Funds will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay higher ongoing expenses.

CDSCs may be waived for certain redemptions and distributions.

CDSC Waivers

•	You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

•

We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service guidelines) distributions from traditional Individual Retirement Accounts (IRAs) and certain other retirement plans. (See your retirement plan information for details.)

•

We waive the CDSC for redemptions made in the event of the last surviving shareholder’s death or for a disability suffered after purchasing shares. (“Disabled” is defined in Internal Revenue Code Section 72(m)(7).)

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger, or effect a Fund liquidation.

•

For Class B shares purchased after May 18, 1999, for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Plan; and

•	withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

•	We waive the Class C shares CDSC if the dealer of record waived its commission with a Fund’s approval.

•	We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. For further information regarding CDSC waivers, contact your selling agent and see the Funds’ SAIs, which are incorporated by reference herein.

Information regarding the Funds’ sales charges, breakpoints, and waivers is available free of charge on the Funds Web site (www.wellsfargo.com/advantagefunds).

Administrator Class, Advisor Class, Institutional Class and Investor Class

You can buy Administrator Class, Advisor Class, Institutional Class and Investor Class shares at the offering price, which is the NAV without an up-front sales charge.

Purchase, Redemption, and Exchange Policies. The following chart highlights the purchase, redemption, and exchange policies for each relevant Class of the Funds.

Purchase, Redemption and Exchange Policies	Target Funds and Acquiring Funds
Minimum initial purchase (The Funds may waive the minimum initial investment under certain circumstances.)

Investor Class:

Regular Accounts: $2,500

IRAs, IRA rollovers, Roth IRAs: $1,000

UGMA/UTMA accounts: $1,000

Employee Sponsored Retirement Plans: no minimum

Class A, Class B, and Class C:

Regular Accounts: $1,000

IRAs, IRA rollovers, Roth IRAs: $250

UGMA/UTMA accounts: $50

Employee Sponsored Retirement Plans: no minimum

Advisor Class:*

Regular Accounts: $1,000

IRAs, IRA rollovers, Roth IRAs: $250

Employee Sponsored Retirement Plans: no minimum

Institutional Class: $5 million/otherwise dependent on eligibility requirements**

Administrator Class: $1 million/otherwise dependent on eligibility requirements***

Purchase, Redemption and Exchange Policies	Target Funds and Acquiring Funds
Subsequent Purchases

Investor Class, Class A, Class B and Class C:

Regular Accounts: $100

IRAs, IRA rollovers, Roth IRAs: $100

UGMA/UTMA accounts: $50

Employee Sponsored Retirement Plans: no minimum

Advisor Class:*

Regular Accounts: $100

IRAs, IRA rollovers, Roth IRAs: $100

Employee Sponsored Retirement Plans: no minimum

Administrator Class and Institutional Class: no minimum

Purchases

Investor Class, Class A, Class B and Class C:

Shares may be purchased by mail, phone, through an Automatic Investment Plan, by Payroll Direct Deposit, at the Investor Center, online, by wire, or through a financial intermediary, subject to certain conditions.

Administrator Class, Advisor Class* and Institutional Class:

Shares may be purchased through certain financial intermediaries and by certain institutions by phone, at the Investor Center, online, by wire, and through a financial intermediary, subject to certain conditions.

Redemptions

Investor Class, Class A, Class B and Class C:

Redemption requests may be submitted by mail, by phone, by Electronic Funds Transfer, through a Systematic Withdrawal Plan, online, at the Investor Center, by wire, or through a financial intermediary, subject to certain conditions.

Administrator Class, Advisor Class* and Institutional Class:

Redemption requests may be submitted through certain financial intermediaries and by certain institutions by phone, by Electronic Funds Transfer, at the Investor Center, online, by wire, and through a financial intermediary, subject to certain conditions.

Exchange privileges	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (i.e. a Fund not closed to new accounts) and, you must exchange at least the minimum initial purchase amount for the new fund. In addition, Class A shares of a non-money market fund may be exchanged for Service Class shares of any money market fund. Class C shares of a non-money market Fund may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Exchanges may be made through an Automatic Exchange Plan, subject to certain conditions.

*	Advisor Class shares will no longer be available after the Reorganization.
**

The following entities are eligible to purchase Institutional Class shares: employee benefit plan programs that have at least $100 million in plan assets; broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $100 million; registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $100 million; Internal Revenue Code Section 529 college savings plan accounts; fund of funds including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM); Investment Management and Trust Departments of Wells Fargo Bank purchasing shares on behalf of their clients; and under certain circumstances and for certain groups as detailed in the Funds’ SAIs, which are incorporated by reference herein.

***

The following entities are eligible to purchase Administrator Class shares: employee benefit plan programs that have at least $10 million in plan assets; broker-dealer managed account or wrap programs that charge an asset-based fee; registered investment adviser mutual fund wrap programs that charge an asset-based fee; Internal Revenue Code Section 529 college savings plan accounts; fund of funds including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM); Investment Management and Trust Departments of Wells Fargo Bank purchasing shares on behalf of their clients; and under certain circumstances and for certain groups as detailed in the Funds’ SAIs, which are incorporated by reference herein.

The following chart describes the Funds’ classes that will be distributed in the Reorganization.

Target Fund Class	Acquiring Fund Class
Administrator Class	Administrator Class or Class A(1)
Advisor Class	Class A(2)
Institutional Class	Institutional Class
Investor Class	Investor Class or Class A(3)
Class A	Class A
Class B	Class B or Class A(4)
Class C	Class C

(1)	The Administrator Class shares of the National Limited-Term Tax-Free Fund will be reorganized into the Class A shares of the Short-Term Municipal Bond Fund.
(2)	The Advisor Class shares of the Corporate Bond Fund will be reorganized into the Class A shares of the Income Plus Fund.
(3)	The Investor Class shares of the Balanced Fund will be reorganized into the Class A shares of the Asset Allocation Fund.
(4)	The Class B shares of the National Limited-Term Tax-Free Fund will be reorganized into the Class A shares of the Short-Term Municipal Bond Fund.

Target Fund shareholders who receive shares of an Acquiring Fund in connection with the Reorganization will not pay customary sales charges or other transaction charges for such Acquiring Fund shares. Class B shareholders of the National Limited-Term Tax-Free Fund who receive Class A shares of the Short-Term Municipal Bond Fund as part of the Reorganization will no longer be subject to their existing Class B CDSC schedule. Investor Class shareholders of the Balanced Fund and Administrator Class shareholders of the National Limited-Term Tax-Free Fund who receive Class A shares of the Asset Allocation Fund and Short-Term Municipal Bond Fund, respectively, will be permitted to continue to purchase Class A shares of their respective Acquiring Fund at net asset value, i.e. without paying the customary sales load. All other Target Fund shareholders will be subject to the customary sales loads for future purchases of Acquiring Fund shares.

If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day’s NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day’s NAV. The Funds will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day. The Funds reserve the right to refuse or cancel a purchase or exchange order for any reason, including if the Funds believe that doing so would be in the best interests of a Fund and its shareholders.

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through Electronic Funds Transfer or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Funds’ SAIs, which are incorporated by reference herein.

Although generally the Funds pay redemption requests in cash, the Funds reserve the right to determine in their sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus/Proxy Statement.

For a more complete discussion of the Target Funds’ purchase, redemption, and exchange policies, please see the Target Funds’ prospectuses and SAIs, which are incorporated by reference into this Prospectus/Proxy Statement.

Redemption Fees. The following table compares the redemption fees charged, in addition to any applicable CDSC, on the stated Funds:

Target Fund	Redemption Fee	Holding Period	Acquiring Fund	Redemption Fee	Holding Period
High Yield Bond Fund	2%	30 days	High Income Fund	2%	30 days
Overseas Fund	2%	30 days	International Equity Fund	2%	30 days
Value Fund	1%	365 days	C&B Large Cap Value Fund	—	—

Shares of the Acquiring Funds purchased after the Reorganization will be subject to the new fees and holding periods, as shown above. Shares of the Acquiring Funds that are distributed in the Reorganization will not be subject to a redemption fee.

The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Acquiring Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

Please note that in certain cases, your financial intermediary or the Investor Center will need to be notified in order to waive the redemption fee. The redemption fee will be waived on sales or exchanges of Acquiring Fund shares made under the following circumstances:

•	shares that were purchased with reinvested distributions;

•

in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 70 1/2 according to IRS guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details);

•	in the event of the last surviving shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7));

•	redemptions initiated by a Fund;

•	conversion of shares from one share class to another in the same Fund;

•	redemptions in connection with a non-discretionary portfolio rebalancing associated with certain wrap accounts and certain retirement plans;

•	taking out a distribution or loan from a defined contribution plan;

•	to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

•	due to participation in the Systematic Withdrawal Plan;

•	Fund of Funds, including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM), subject to review and approval by Funds Management;

•	transactions by Section 529 college savings plan accounts; and

•	if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund’s shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Though these intermediaries will be asked to assess redemption fees on shareholder and participant accounts and remit these fees to the Fund, there are no assurances that all intermediaries will properly assess redemption fees. Further, a financial intermediary may apply different methodologies than those described above in assessing redemption fees or may impose their own redemption fee that may differ from the Fund’s redemption fee. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how redemption fees will be applied to your account.

Frequent Purchases and Redemptions of Fund Shares Policies and Procedures. The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus/Proxy Statement. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary’s policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management’s analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Class 529 shares and funds of funds.

Distribution Policies. The Funds make distributions of net investment income, if any, as shown below and capital gains, if any, at least annually.

Fund	Monthly(1)	Quarterly	Annually
Income Funds and Municipal Income Funds	X
Allocation Funds		X
Equity Funds			X

(1)	Intermediate Government Income Fund and Income Plus Fund distributions are accrued and paid monthly. All other Income and Municipal Income Funds distributions are accrued daily and paid monthly.

Distributions from the Funds are automatically reinvested in additional shares unless another option is available and chosen. For the Funds’ Investor Class, Class A, Class B, and Class C shares, other options are to receive checks for these payments, have them automatically invested in another Wells Fargo Advantage Fund, or have them deposited into your bank account. If checks remain uncashed for six months or are undeliverable by the Post Office, the distributions may be reinvested. Any distribution from a Fund returned because of an invalid banking instruction is sent to the address of record by check, and future distributions are automatically reinvested.

General. For more information, please read the Target Funds’ prospectuses and SAIs and the Acquiring Funds’ SAIs, which are incorporated by reference herein.

Comparison of Investment Advisory Fees

Funds Management, a registered investment adviser, serves as the investment adviser for both the Target Funds and the Acquiring Funds. Thus, there will be no change in investment adviser if the Reorganization is approved. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in Exhibit A under the caption “Management Fees” and in the table below. A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreements for the Asset Allocation Fund, C&B Large Cap Value Fund and International Equity Fund is available in the Funds’ semi-annual report for the fiscal half-year ended March 31, 2007, for the Government Securities Fund, High Income Fund and Income Plus Fund is available in the Funds’ annual report for the fiscal year ended May 31, 2007, and for the Municipal Bond Fund and Short-Term Municipal Bond Fund is available in the Funds’ annual report for the fiscal year ended June 30, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most Wells Fargo Advantage Funds, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

The following chart highlights the annual contractual rate of investment advisory fees payable by each Target Fund and Acquiring Fund as a percentage of the Fund’s average daily net assets.

TARGET FUND/ACQUIRING FUND	ADVISORY FEE (CONTRACTUAL)
Balanced Fund	0.65% 0.60% 0.55% 0.525% 0.50%	First $500M Next $500M Next $2B Next $2B Over $5B
Asset Allocation Fund	0.65% 0.60% 0.55% 0.525% 0.50%	First $500M Next $500M Next $2B Next $2B Over $5B

Corporate Bond Fund	0.40% 0.375% 0.35% 0.325% 0.30%	First $500M Next $500M Next $2B Next $2B Over $5B
Income Plus Fund	0.50% 0.475% 0.45% 0.425% 0.40%	First $500M Next $500M Next $2B Next $2B Over $5B

High Yield Bond Fund	0.50% 0.475% 0.45% 0.425% 0.40%	First $500M Next $500M Next $2B Next $2B Over $5B
High Income Fund	0.50% 0.475% 0.45% 0.425% 0.40%	First $500M Next $500M Next $2B Next $2B Over $5B

TARGET FUND/ACQUIRING FUND	ADVISORY FEE (CONTRACTUAL)
Intermediate Government Income Fund	0.40% 0.375% 0.35% 0.325% 0.30%	First $500M Next $500M Next $2B Next $2B Over $5B
Government Securities Fund	0.40% 0.375% 0.35% 0.325% 0.30%	First $500M Next $500M Next $2B Next $2B Over $5B

National Limited-Term Tax-Free Fund	0.35% 0.325% 0.30% 0.275% 0.25%	First $500M Next $500M Next $2B Next $2B Over $5B
Short-Term Municipal Bond Fund	0.35% 0.325% 0.30% 0.275% 0.25%	First $500M Next $500M Next $2B Next $2B Over $5B

National Tax-Free Fund	0.35% 0.325% 0.30% 0.275% 0.25%	First $500M Next $500M Next $2B Next $2B Over $5B
Municipal Bond Fund	0.35% 0.325% 0.30% 0.275% 0.25%	First $500M Next $500M Next $2B Next $2B Over $5B

Overseas Fund	0.95% 0.90% 0.85% 0.825% 0.80%	First $500M Next $500M Next $2B Next $2B Over $5B
International Equity Fund	0.95% 0.90% 0.85% 0.825% 0.80%	First $500M Next $500M Next $2B Next $2B Over $5B

Value Fund	0.70% 0.65% 0.60% 0.575% 0.55%	First $500M Next $500M Next $2B Next $2B Over $5B
C&B Large Cap Value Fund[1]	0.00%	All asset levels

[1]

Because the C&B Large Cap Value Fund is a gateway feeder fund that invests all of its assets in a single portfolio (the C&B Large Cap Value Portfolio) of Wells Fargo Master Trust, investment advisory services are provided only at the master portfolio level. Accordingly, advisory fees are paid only at the master portfolio level, which current advisory fee rate (contractual) is identical to that of the Value Fund disclosed in the above table. This fee rate would be the proposed advisory fee rate payable to Funds Management as adviser if the C&B Large Cap Value Fund converts into a stand-alone fund.

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company, is the investment sub-adviser for all of the Target Funds and Acquiring Funds, except for the C&B Large Cap Value Fund, International Equity Fund, Overseas Fund and Value Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

Artisan Partners Limited Partnership (“Artisan”), a Milwaukee-based registered investment adviser, is one of three investment sub-advisers for the International Equity Fund. In this capacity, it is responsible for the day-to-day investment management activities of the Fund. Artisan is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.

Cooke & Bieler, L.P. (“Cooke & Bieler”), a Pennsylvania limited parternship, is the investment sub-adviser for the Value Fund and the master portfolio in which the C&B Large Cap Value Fund invests its assets. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of these Funds. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

LSV Asset Management (“LSV”) is one of three investment sub-advisers for the International Equity Fund. In this capacity, it is responsible for the day-to-day investment management activities of the Fund. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public retirement plans.

New Star Institutional Managers Limited (“New Star”) is a London-based U.S.-registered investment adviser that serves as an investment sub-adviser for the Overseas Fund and one of three investment sub-advisers for the International Equity Fund. In this capacity, it is responsible for the day-to-day investment management activities of these Funds. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.

If the Overseas Fund shareholders approve the Reorganization, they will own shares of the International Equity Fund which is sub-advised not only by New Star, the investment sub-adviser for the Overseas Fund, but also by Artisan and LSV. For a description of the portfolio managers for the Target Funds and Acquiring Funds, see Exhibit D.

Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to both the Target and Acquiring Funds.

Dormant Investment Advisory Arrangement. Under the investment advisory contract for the C&B Large Cap Value Fund, Funds Management does not receive any compensation from the Fund under this arrangement as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund’s investments in the various master portfolios.

Under the investment advisory contract for the C&B Large Cap Value Fund, Funds Management acts as investment adviser for the Fund’s assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as the Fund invests substantially all of its assets in a single master portfolio. If the Fund redeems assets from the master portfolio and invests them directly, Funds Management would be entitled to receive an investment advisory fee from the Fund for the management of those assets.

Dormant Multi-Manager Arrangement. The Board has adopted a “multi-manager” arrangement for the C&B Large Cap Value Fund, Government Securities Fund, High Income Fund, Municipal Bond Fund and Short-Term Municipal Bond Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the “multi-manager” arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

Other Principal Service Providers

The service providers for each of the Target Funds and Acquiring Funds are the same, except, that if the Overseas Fund shareholders approve the Reorganization, they will own shares of the International Equity Fund which is sub-advised not only by New Star, the investment sub-adviser for the Overseas Fund, but also by Artisan and LSV. The following is a list of principal service providers for the Target Funds and the Acquiring Funds.

Service Providers
Service	Target Funds	Acquiring Funds
Investment Adviser	Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA 94105	Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA 94105
Sub-Adviser

Wells Capital Management Incorporated

525 Market Street

San Francisco, CA 94105

(Sub-Adviser to each of the Target Funds, except the Overseas Fund and Value Fund)

New Star Institutional Managers Limited

1 Knightsbridge Green,

London, SW1X 7NE

England

(Sub-Adviser to the Overseas Fund)

Cooke & Bieler, L.P.

1700 Market Street

Philadelphia, PA 19103

(Sub-Adviser to the Value Fund)

Wells Capital Management Incorporated

525 Market Street

San Francisco, CA 94105

(Sub-Adviser to each of the Acquiring Funds, except the C&B Large Cap Value Fund and International Equity Fund)

Cooke & Bieler, L.P.

1700 Market Street

Philadelphia, PA 19103

(Sub-Adviser to the C&B Large Cap Value Fund)

Artisan Partners Limited Partnership

875 E. Wisconsin Avenue, Suite 800

Milwaukee, WI 53202

(Sub-Adviser to the International Equity Fund)

LSV Asset Management

1 N. Wacker Drive, Suite 4000

Chicago, IL 60606

(Sub-Adviser to the International Equity Fund)

New Star Institutional Managers Limited

1 Knightsbridge Green,

London, SW1X 7NE

England

(Sub-Adviser to the International Equity Fund)

Distributor	Wells Fargo Funds Distributor, LLC 525 Market Street San Francisco, CA 94105	Wells Fargo Funds Distributor, LLC 525 Market Street San Francisco, CA 94105
Administrator	Wells Fargo Funds Management, LLC	Wells Fargo Funds Management, LLC
Custodian	Wells Fargo Bank, N.A. 6th St. & Marquette Minneapolis, MN 55479	Wells Fargo Bank, N.A. 6th St. & Marquette Minneapolis, MN 55479
Fund Accountants	PFPC, Inc. 400 Bellevue Parkway Wilmington, DE 19809	PFPC, Inc. 400 Bellevue Parkway Wilmington, DE 19809
Transfer Agent and Dividend Disbursing Agent	Boston Financial Data Services, Inc. 1250 Hancock Street Quincy, MA 02169	Boston Financial Data Services, Inc. 1250 Hancock Street Quincy, MA 02169

Terms of the Reorganization

At the effective time of the Reorganization, each Acquiring Fund will acquire all of the assets and assume all of the liabilities of its corresponding Target Fund in exchange for shares of equal value of such Acquiring Fund. The Reorganization is governed by the Reorganization Plan.

Each Acquiring Fund, for each share class, will issue the number of full and fractional shares determined by dividing the net value of all the assets of each respective Target Fund class by the NAV of one share of the Acquiring Fund class. Based on this calculation, Wells Fargo Advantage Funds will issue shares of each Acquiring Fund class with an aggregate NAV equal to that of the corresponding Target Fund class. Because the C&B Large Cap Value Fund is a gateway feeder fund that invests all of its assets in a master portfolio of Wells Fargo Master Trust, the Reorganization contemplates that the C&B Large Cap Value Fund will transfer its assets to the master portfolio as an in-kind contribution in exchange for interests in the master portfolio.

The Reorganization Plan, attached as Exhibit G, provides the time for and method of determining the net value of the Target Funds’ assets and the NAV of a share of the Acquiring Funds. To determine the valuation of the assets transferred by each Target Fund and the number of shares of each Acquiring Fund to be transferred, the parties will use the standard valuation methods used by the Acquiring Funds in determining daily NAVs, which are identical to the methods used by the Target Funds. The valuation will be done immediately prior to the closing of the Reorganization, which is expected to occur on or about July 18, 2008, and will be done at the time of day the Target Funds and Acquiring Funds ordinarily calculate their NAVs.

Each Target Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of each Target Fund will be credited with shares of the corresponding Class of the corresponding Acquiring Fund equal in value to the Target Fund shares that the shareholders hold of record at the effective time of the Reorganization. Each shareholder will also have the right to receive any unpaid distributions that Wells Fargo Advantage Funds declared with respect to the shareholder’s Target Fund shares before the effective time of the Reorganization. At that time or as soon as reasonably practical after the effective time of the Reorganization, Wells Fargo Advantage Funds will dissolve and liquidate each Target Fund, and terminate each Target Fund as a series of Wells Fargo Advantage Funds in accordance with applicable law and its Declaration of Trust.

A majority of the Board may terminate the Reorganization Plan on behalf of a Target or Acquiring Fund under certain circumstances. Completion of the Reorganization is subject to numerous conditions set forth in the Reorganization Plan. An important condition to Closing is that Wells Fargo Advantage Funds receives a tax opinion generally to the effect that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes. As such, the Reorganization generally will not be taxable for such purposes to the Target Funds, the Acquiring Funds or the Target Funds’ shareholders. Another condition is that each Target Fund distributes all of its previously undistributed taxable income and recognized net capital gains to its shareholders immediately before the Closing of the Reorganization. The Closing is also conditioned upon both the Target Funds and Acquiring Funds receiving the necessary documents to transfer the assets and liabilities of each Target Fund to its corresponding Acquiring Fund, and to transfer the Acquiring Fund shares back to its corresponding Target Fund in exchange for the assets received.

Board Consideration of the Reorganization

Common Considerations

The Board considered the Reorganization of the Target Funds into the Acquiring Funds at its regular quarterly meetings held on August 8, 2007, and November 7, 2007. Funds Management provided materials on the Reorganization to the Board. Those materials included information on the investment objectives, principal investments and principal investment strategies of the Target Funds and the Acquiring Funds, comparative operating expense ratios, asset size, risk profile and performance information, and an analysis of the projected benefits to Target Fund shareholders from the Reorganization. After discussing and considering these materials, the Board unanimously approved the Reorganization Plan and determined that the Reorganization of the Target Funds into the Acquiring Funds would be in the best interests of each Target Fund and its shareholders. The Board further determined that the interests of existing shareholders of each Fund would not be diluted as a result of the Reorganization. Consequently, the Board unanimously recommends that Target Fund shareholders vote to approve the Reorganization for the following reasons:

*	ENHANCED VIABILITY

The combined Funds are expected to be more viable because Wells Fargo Advantage Funds will be able to concentrate its marketing efforts on the combined Funds, rather than similar but separate Funds in each case. The Target Funds generally have been experiencing net redemptions or flat or uneven asset growth while the Acquiring Funds generally have been experiencing net subscriptions, providing a further indication of their greater viability.

*	PORTFOLIO MANAGEMENT

The Reorganization also should permit the combined Funds to diversify more broadly and take advantage of the greater purchasing power that is derived from the inclusion of additional assets. Other potential portfolio management benefits from a larger asset base include reduced trading costs and more efficient cash management.

*	STREAMLINED PRODUCT LINE

The Reorganization, together with other reorganizations currently in progress, will streamline Wells Fargo Advantage Funds by combining Funds with common or similar investment objectives, principal investments, principal investment strategies or portfolio securities. By reorganizing the Target Funds, Wells Fargo Advantage Funds is able to take steps towards eliminating duplicative costs and improving potential shareholder returns. The elimination of duplicative costs and the spreading of certain costs across a larger asset base also can lead to reductions in net operating expense ratios.

*	GREATER ECONOMIES OF SCALE

The Target Funds have the potential to benefit from greater economies of scale by, among other things, reorganizing into funds with greater assets, thereby reducing certain fixed costs (such as legal, compliance and board of trustee expenses) as a percentage of fund assets. In addition, as a result of the Reorganization, certain funds may benefit from economies of scale as a result of contractual fee waivers or reaching breakpoints in fee schedules.

*	COMPATIBLE OBJECTIVES AND INVESTMENT STRATEGIES

As discussed in the section entitled “Comparison of Investment Objectives, Principal Investments and Principal Investment Strategies,” each Acquiring Fund and corresponding Target Fund have compatible investment objectives, principal investments and principal investment strategies. As a result, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the Acquiring Fund. The Reorganization also is not expected to significantly alter the risk/potential return profile of any shareholder’s investment.

*	COMPARATIVE PERFORMANCE

In each reorganization, the Acquiring Fund has comparable or better total return or yield performance over most measurement periods than the corresponding Target Fund. Shareholders can consult the chart in the section entitled “Comparison of Performance” for Fund-specific performance comparisons.

*	TOTAL AND NET OPERATING EXPENSES OF THE FUNDS

The Board considered the total and net annual fund operating expenses for each Target Fund and corresponding Acquiring Fund. For each reorganization, the Acquiring Fund class will have a lower or equal net operating expense ratio (excluding Acquired Fund Fees and Expenses as described in Exhibit A) than the corresponding class of the Target Fund, with the exception of the Institutional Class of the Overseas Fund (described more fully in the following sub-section entitled “Specific Considerations”). Thus, with this limited exception, all Target Fund shareholders will pay the same or lower fees as a result of the Reorganization. Shareholders can consult the section entitled “Comparison of Current Fees and Pro Forma Fees” for Fund-specific total and net operating expenses comparisons.

*	EXPECTED TAX-FREE CONVERSION OF THE TARGET FUND SHARES

The Board also considered the expectation that the Reorganization will be treated as a “reorganization” for U.S. federal income tax purposes. If, prior to the Reorganization, you as a Target Fund shareholder were to redeem your investment in the Target Fund and invest the proceeds in another fund or other investment product, you generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares. By contrast, by participating in the Reorganization, it is expected that: (1) you will not recognize a taxable gain or a loss on the exchange of your Target Fund shares for shares of the same or a comparable Class of the corresponding Acquiring Fund; (2) you will have the same tax basis in your Acquiring Fund shares as you had in your Target Fund shares; and (3) assuming that you hold your Target Fund shares as a capital asset, the same holding period for your Acquiring Fund shares will include the period for which you held your Target Fund shares. As a shareholder of an open-end fund, you will continue to have the right to redeem any or all of your shares at net asset value at any time. At that time, you generally would recognize a gain or loss for U.S. federal income tax purposes. Shareholders should review the section entitled “Material U.S. Federal Income Tax Consequences of the Reorganization” for the material U.S. federal income tax consequences of the Reorganization.

*	EXPENSES OF THE REORGANIZATION

Funds Management has agreed to bear all of the expenses of preparing, printing, and mailing the Prospectus/Proxy Statement and related solicitation expenses for the approval of the Reorganization, so shareholders of the Target Funds and Acquiring Funds will not bear these costs.

Specific Considerations

The Board also considered certain factors specific to each Fund in concluding that the proposed Reorganization is in the best interests of each Target Fund’s shareholders. Some of the specific key factors that the Board considered for each reorganization are detailed below.

Balanced Fund/Asset Allocation Fund

The Board considered the duplicative nature of maintaining two Funds that have similar investment objectives, principal investments and principal investment strategies and “neutral” target allocations (60% of total assets in equity securities and 40% of total assets in fixed income securities). The Board considered the Balanced Fund’s continuous net redemptions and decrease in assets over the past several years and its smaller asset base (approximately $129 million) as compared to that of the Asset Allocation Fund (approximately $1.086 billion). The Board considered that the Asset Allocation Fund’s tactical allocation model could recommend a change in the Fund’s equity target allocation to between 35% and 85% of the Fund’s total assets (as compared to a static 60% for the Balanced Fund) and to between 15% and 65% of the Fund’s total assets for the fixed income target allocation (as compared to a static 40% for the Balanced Fund), possibly affecting the risk profile of the Asset Allocation Fund during these periods of deviation from the Fund’s “neutral” target allocations. However, the Board also considered that both Funds’ “neutral” target allocations are the same, that the Asset Allocation

Fund’s asset allocation model allows for the Fund to be more flexible in addressing changes in market conditions, and that the Asset Allocation Fund’s sub-adviser does not anticipate making a substantial number of target allocation changes. The Board also considered that the Asset Allocation Fund had better performance over all measurement periods, that both Funds are managed by the same sub-adviser, and that the Balanced Fund’s net operating expenses would be reduced with this reorganization.

Corporate Bond Fund/Income Plus Fund

The Board considered the Corporate Bond Fund’s significant net redemptions and decrease in assets over the past several years, and that the Income Plus Fund had better or comparable performance than the Corporate Bond Fund over all measurement periods. The Board also noted that the same sub-adviser manages both Funds. Although the Board noted that the Income Plus Fund’s asset base was smaller than that of the Corporate Bond Fund (approximately $51 million and $241 million, respectively), the Board recognized that the Corporate Bond Fund’s assets had significantly decreased in the last five years and that the Income Plus Fund was given the highest overall rating (5 stars) by Morningstar. The Board noted that corporate debt investment strategies are a narrow segment of the fixed income market and that the Income Plus Fund’s principal investment strategies include holding mortgage-and asset-backed securities and U.S. Government obligations in addition to corporate debt securities. The Board also considered that the net operating expenses (excluding Acquired Fund Fees and Expenses) for all share classes of the Corporate Bond Fund would be reduced or would remain the same with this reorganization.

High Yield Bond Fund/High Income Fund

The Board considered the duplicative nature of maintaining two Funds that have the same investment objectives and similar principal investments and principal investment strategies. The Board considered the High Yield Bond Fund’s smaller asset base (approximately $91 million) as compared to that of the High Income Fund (approximately $323 million). The Board noted that the High Income Fund has higher volatility than the High Yield Bond Fund, but considered that both Funds are managed by the same sub-adviser, and that the High Income Fund had better performance over all measurement periods and had a longer operating history. The Board further noted that the net operating expenses for all share classes of the High Yield Bond Fund would be reduced with this reorganization.

Intermediate Government Income Fund/Government Securities Fund

The Board considered the duplicative nature of maintaining two Funds that have substantially similar investment objectives, principal investments and principal investment strategies. The Board considered the Intermediate Government Income Fund’s continuous net redemptions and decrease in assets over the past several years, and the Intermediate Government Income Fund’s smaller asset base (approximately $362 million) as compared to that of the Government Securities Fund (approximately $1.218 billion). The Board noted that the Government Securities Fund has a duration that is one year longer than the Intermediate Government Income Fund, and thus has higher volatility than the Intermediate Government Income Fund, but considered that both Funds are managed by the same sub-adviser, and that the Government Securities Fund had better performance over all measurement periods and had a longer operating history. The Board further noted that the net operating expenses for all share classes of the Intermediate Government Income Fund would be reduced or would remain the same with this reorganization.

National Limited-Term Tax-Free Fund/Short-Term Municipal Bond Fund

The Board considered the duplicative nature of maintaining two Funds that have substantially similar investment objectives, principal investments and principal investment strategies. The Board considered the National Limited-Term Tax-Free Fund’s smaller asset base (approximately $88 million) as compared to that of the Short-Term Municipal Bond Fund (approximately $672 million). The Board also considered that both Funds are managed by the same sub-adviser and portfolio managers, and that the Short-Term Municipal Bond Fund had better performance over all measurement periods, was given the highest overall rating (5 stars) by Morningstar, and had a longer operating history. The Board further noted that the net operating expenses for all share classes of the National Limited-Term Tax-Free Fund would be reduced or would remain the same with this reorganization.

National Tax-Free Fund/Municipal Bond Fund

The Board considered the duplicative nature of maintaining two Funds that have substantially similar investment objectives, principal investments and principal investment strategies. The Board considered the National Tax-Free Fund’s smaller asset base (approximately $258 million) as compared to that of the Municipal Bond Fund (approximately $395 million). The Board noted that the Municipal Bond Fund may invest a higher percentage of its assets in below investment-grade municipal securities (up to 25% of the Fund’s total assets) than the National Tax-Free Fund (up to 10% of total assets), and thus has greater potential exposure to high yield securities risk than the National Tax-Free Fund, but considered that the Municipal Bond Fund’s percentage restriction on below investment-grade municipal securities would be reduced from 25% to 20% of the Fund’s total assets with this reorganization. The Board also considered that both Funds are managed by the same sub-adviser and portfolio managers, and that the Municipal Bond Fund had better or comparable performance over all measurement periods, was given the highest overall rating (5 stars) by Morningstar, and had a longer operating history. The Board further noted that the net operating expenses for all share classes of the National Tax-Free Fund would be reduced or would remain the same with this reorganization.

Overseas Fund/International Equity Fund

The Board considered the duplicative nature of maintaining two Funds that have the same investment objectives and principal investments, and similar principal investment strategies. The Board considered the Overseas Fund’s smaller asset base (approximately $82 million) and the International Equity Fund’s continued growth in net assets, larger asset base (approximately $834 million), comparable or better performance over all measurement periods and longer operating history. The Board noted that the net operating expenses of the Institutional Class of the Overseas Fund would increase from 0.95% to 0.99% with this reorganization, but it considered that the International Equity Fund utilizes a multi-manager approach (Artisan, LSV and New Star) as compared to the Overseas Fund’s single manager approach (New Star). The Board further considered that the net operating expenses for the Overseas Fund’s Investor Class would remain the same with this reorganization.

Value Fund/C&B Large Cap Value Fund

The Board considered that the Value Fund’s tax-managed investment strategy has not attracted investor interest and that the tax-managed market is dominated by a few select firms. The Board considered that the C&B Large Cap Value Fund has a substantially similar investment objective and substantially similar principal investments and principal investment strategies as the Value Fund, other than the Value Fund’s tax-managed investment strategy overlay, and that the same sub-adviser and investment team manage both Funds. The Board also considered the Value Fund’s small asset base (approximately $35 million) and inconsistent asset growth and the C&B Large Cap Value Fund’s continued growth in net assets, larger asset base (approximately $984 million), comparable or better performance over all measurement periods and longer operating history. The Board further considered that the net operating expenses for all share classes of the Value Fund would be reduced or would remain the same with this reorganization.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization, including an investment in Acquiring Fund shares, that are applicable to you as a Target Fund shareholder. It is based on the Internal Revenue Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this Prospectus/Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision there of; a holder of Target Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Target Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

We have not requested and will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Qualification of the Reorganization as a Tax-Free “Reorganization” Under the Internal Revenue Code. The obligation of the Funds to consummate the Reorganization is contingent upon their receipt of an opinion from Proskauer Rose LLP, special tax counsel to the Funds, generally to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code with respect to each Acquiring Fund and its corresponding Target Fund, and therefore generally:

i) no gain or loss will be recognized by the Acquiring Fund upon receipt of the corresponding Target Fund’s assets in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

ii) the Acquiring Fund’s tax basis in the assets of the corresponding Target Fund transferred to the Acquiring Fund in the Reorganization will be the same as the Target Fund’s tax basis in the assets immediately prior to the transfer;

iii) the Acquiring Fund’s holding periods for the assets of the corresponding Target Fund will include the periods during which such assets were held by the Target Fund;

iv) no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon distribution of Acquiring Fund shares by the Target Fund to its shareholders in liquidation;

v) no gain or loss will be recognized by the Target Fund’s shareholders upon the exchange of their Target Fund shares for Acquiring Fund shares;

vi) the tax basis of Acquiring Fund shares a Target Fund shareholder receives in connection with the Reorganization will be the same as the tax basis of his or her Target Fund shares exchanged therefor;

vii) a Target Fund shareholder’s holding period for his or her Acquiring Fund shares will include the period for which he or she held the Target Fund shares exchanged therefor; and

viii) the Acquiring Fund will succeed to, and take into account the items of the Target Funds described in Section 381(c) of the Internal Revenue Code, subject to the conditions and limitations specified in the Internal Revenue Code and the U.S. Treasury regulations thereunder.

The tax opinion described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by us on behalf of the Acquiring Funds and the Target Funds.

Utilization of Loss Carryforwards and Unrealized Losses. U.S. federal income tax law permits a regulated investment company, such as the Funds, to carry forward net capital losses for a period of up to eight taxable years. A number of the Target Funds are presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as further detailed below. The Reorganization will cause the tax years of the Target Funds to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, the Reorganization is expected to result in a limitation on the ability of certain of the Acquiring Funds to use carryforwards of the corresponding Target Funds and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. These limitations, imposed by Section 382 of the Internal Revenue Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation. The Section 382 limitation as to a particular Target Fund generally will equal the product of the net asset value of the Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at such time. As of April 2008, the long-term tax-exempt rate is 4.55%. However, no assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Reorganization. In certain instances, under Section 384 of the Internal Revenue Code, an Acquiring Fund will also be prohibited from using the corresponding Target Fund’s loss carryforwards and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Reorganization, to the extent such gains are realized within five years following the Reorganization. While the ability of an Acquiring Fund to absorb the corresponding Target Fund’s losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the Reorganization, it is expected that substantially all of a Target Fund’s losses may become permanently unavailable where the limitation applies. If an Acquiring Fund is able to utilize net capital loss carryforwards or unrealized losses of the corresponding Target Fund, the tax benefit resulting from those losses will be shared by both the Target Fund and Acquiring Fund shareholders following the Reorganization. Therefore, a Target Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

In general, the limitation under Section 382 will apply to loss carryforwards and unrealized losses of a Target Fund when its shareholders will hold less than 50% of the outstanding shares of the corresponding Acquiring Fund immediately following the Reorganization. Accordingly, it is expected that the limitation will apply to any losses of: the Balanced Fund, High Yield Bond Fund, Intermediate Government Income Fund, National Limited-Term Tax-Free Fund, National Tax-Free Fund, Overseas Fund and Value Fund. Even if the Reorganization does not result in the limitation on the use of losses, future transactions by the Acquiring Fund may do so.

As of September 30, 2007 and February 29, 2008, respectively, for U.S. federal income tax purposes, the Balanced Fund had capital loss carryforwards of approximately $1,935,302 and no net unrealized capital losses and the Overseas Fund had capital loss carryforwards of approximately $5,827,537 and no net unrealized capital losses. As of May 31, 2007 and February 29, 2008, respectively, for U.S. federal income tax purposes, the High Yield Bond Fund had capital loss carryforwards of approximately $1,136,060 and net unrealized capital losses of approximately $5,720,290 and the Intermediate Government Income Fund had capital loss carryforwards of approximately $45,892,917 and no net unrealized capital losses. As of June 30, 2007 and February 29, 2008, respectively, for U.S. federal income tax purposes, the National Limited Term Tax-Free Fund had capital loss carryforwards of approximately $1,142,163 and net unrealized capital losses of approximately $814,769 and the National Tax-Free Fund had capital loss carryforwards of approximately $4,828,634 and a net unrealized capital loss of approximately $10,131,233. As of July 31, 2007 and February 29, 2008, respectively, for U.S. federal income tax purposes, the Value Fund had no capital loss carryforwards and no net unrealized capital losses.

The Target Fund shareholders will benefit from any capital loss carryforwards and unrealized capital losses of the corresponding Acquiring Fund. An Acquiring Fund’s ability to use its own capital loss carryforwards and unrealized losses, once realized, may be subject to an annual limitation under Section 382 of the Internal Revenue Code as well, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward. The limitation generally equals the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the long-term tax-exempt rate in effect at such time. While the ability of an Acquiring Fund to absorb its losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, it is expected that substantially all of its losses may become permanently unavailable where the limitation applies. In general, the limitation will apply to an Acquiring Fund when its shareholders will hold less than 50% of its outstanding shares immediately following the Reorganization. Accordingly, it is expected that the limitation will apply to any losses of the Income Plus Fund. As of May 31, 2007 and February 29, 2008, respectively, for U.S. federal income tax purposes, the Income Plus Fund had capital loss carryforwards of approximately $8,360,182 and no net unrealized capital losses. Even if the Reorganization does not result in the limitation on the use of an Acquiring Fund’s losses, prior or future transactions involving an Acquiring Fund may have caused or will cause such limitations to apply.

Status as a Regulated Investment Company. Since its formation, each Fund believes it has qualified as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code. Accordingly, each Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders.

Distribution of Income and Gains. Prior to the Reorganization, each Target Fund’s taxable year will end as a result of the Reorganization and generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to such shareholders before or after the Reorganization. A Target Fund shareholder will be required to include any such distributions in his or her taxable income. This may result in the recognition of income that could have been deferred or never realized had the Reorganization not occurred.

Moreover, if an Acquiring Fund has realized net investment income or net capital gains but has not distributed such income or gains prior to the Reorganization and you acquire shares of such Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Target Fund will, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if, and when, the Acquiring Fund sells the appreciated securities and distributes the realized gain. You should assume that the Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

U.S. Federal Income Taxation of an Investment in an Acquiring Fund. The following discussion summarizes the U.S. federal income taxation of an investment in an Acquiring Fund. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the prospectuses and SAIs for the Acquiring Funds for additional federal income tax information.

Qualification as a Regulated Investment Company. Each Acquiring Fund intends to continue to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to so qualify and receive the special tax treatment accorded regulated investment companies and their shareholders, an Acquiring Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Internal Revenue Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of short-term capital gains over long-term capital losses), and its net tax-exempt income, for such year; and (c) diversify its holdings so that, at the end of each quarter of the Acquiring Fund’s taxable year (i) at least 50% of the market value of the Acquiring Fund’s assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities, limited in respect of any one issuer to a value of not greater than 5% of the value of the Acquiring Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Acquiring Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships. For purposes of meeting this diversification requirement, in the case of the Acquiring Funds’ investments in loan participations, the issuer may be the financial intermediary or the borrower.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership interest (a) that is traded on an established securities market or is readily tradable on a secondary market or the substantial equivalent thereof and (b) derives more than 90% of its income from the qualifying income described in (a)(i) of the preceding paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Internal Revenue Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

If an Acquiring Fund qualifies as a regulated investment company that is accorded special tax treatment, the Acquiring Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If an Acquiring Fund failed to qualify as a regulated investment company in any taxable year, the Acquiring Fund would be subject to tax on its taxable income at corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gain, would be taxable to shareholders as ordinary income. In addition, the Acquiring Fund could be required to recognize unrealized gains, pay substantial taxes, interest and possibly penalties and make substantial distributions before requalifying as a regulated investment company.

If an Acquiring Fund fails to distribute substantially all of its ordinary income and net capital gain for the calendar year and any retained amount from the prior calendar year, the Acquiring Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For these purposes, the Acquiring Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders by an Acquiring Fund in January of a year generally is deemed to have been paid by the Acquiring Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Acquiring Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Distributions. Each Acquiring Fund will distribute, at least annually, any net investment income and net realized capital gains. Distributions of net investment income (other than qualified dividend income and exempt-interest income discussed below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Acquiring Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of each Acquiring Fund’s net capital gain (i.e., the excess of a Fund’s net long-term capital gain over net short-term capital loss), if any, from the sale of investments that the Acquiring Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) are taxable as long-term capital gain, regardless of how long a shareholder has held Acquiring Fund shares. For taxable years beginning before January 1, 2011, such distributions will generally be subject to a 15% tax rate, with lower rates applying to taxpayers in the 10% and 15% rate brackets, and will not be eligible for the dividends received deduction. Distribution of gains from the sale of investments that an Acquiring Fund owned for one year or less will be taxable as ordinary income.

Distributions of taxable income or capital gains are taxable to Acquiring Fund shareholders whether received in cash or reinvested in additional Acquiring Fund shares. Dividends and distributions on an Acquiring Fund’s shares generally are subject to U.S. federal income tax to the extent they do not exceed the Acquiring Fund’s realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Acquiring Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when an Acquiring Fund’s net asset value also reflects unrealized losses.

If an Acquiring Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in Acquiring Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

For taxable years beginning before January 1, 2011, distributions of investment income properly designated by an Acquiring Fund as derived from “qualified dividend income” will be taxed in the hands of an individual at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Acquiring Fund level. In order for some portion of the dividends received by an Acquiring Fund shareholder to be qualified dividend income, an Acquiring Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Acquiring Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Acquiring Fund or shareholder level) (a) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (b) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (c) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest or (d) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company.

In general, distributions of investment income designated by an Acquiring Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Acquiring Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Acquiring Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. To the extent that an Acquiring Fund makes a distribution of income received by the Acquiring Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain. The Acquiring Funds expect to use any such substitute payments to satisfy their expenses, and therefore expect that their receipt of substitute payments will not adversely affect the percentage of distributions qualifying as qualified dividend income.

Dividends of net investment income received by corporate shareholders of the Acquiring Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Acquiring Fund from domestic corporations for the taxable year. A dividend received by an Acquiring Fund will not be treated as a qualifying dividend (a) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (b) if it has been received with respect to any share of stock that such Acquiring Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (c) to the extent that such Acquiring Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (a) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (b) by application of other Internal Revenue Code section limitations.

Short-Term Municipal Bond and Municipal Bond Funds and Exempt-Interest Dividends. Each of the Short Term Municipal Bond Fund and the Municipal Bond Fund (each, a “Municipal Fund”), it is designed to provide investors with tax-exempt interest income. A Municipal Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Municipal Fund’s taxable year, at least 50% of the total value of the Municipal Fund’s assets consists of obligations, the interest on which is exempt from federal income tax. Such dividends will not exceed, in the aggregate, the net interest a Municipal Fund receives during the taxable year from municipal securities and other securities exempt from the regular federal income tax. An exempt-interest dividend is any dividend or part thereof (other than a Capital Gain Dividend) paid by a Municipal Fund and properly designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Municipal Fund’s taxable year. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes, though they may be taxable for federal alternative minimum tax purposes and for state and local tax purposes. For example, exempt-interest dividends attributable to investments in certain “private activity” bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

Each Municipal Fund will inform investors within 60 days following the end of the Municipal Fund’s fiscal year of the percentage of its distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year regardless of the Municipal Fund’s income that was actually tax-exempt during the period covered by the distribution. If a Municipal Fund makes a distribution in excess of its net investment income and net realized capital gains, if any, in any taxable year, the excess distribution will be treated as ordinary dividend income (not eligible for tax-exempt treatment) to the extent of the Fund’s current and accumulated “earnings and profits” (including earnings and profits arising from tax-exempt income, and also specifically including the amount of any non-deductible expenses arising in connection with such tax-exempt income).

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder. Shareholders who receive Social Security or Railroad Retirement benefits should consult their tax advisers to determine what effect, if any, an investment in a Fund may have on the federal taxation of their benefits.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users. The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. You are advised to consult with your tax advisor about state and local tax matters.

Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions. Dividends and interest received by an Acquiring Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Acquiring Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If foreign taxes are paid by an Acquiring Fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if at the end of an Acquiring Fund’s fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Acquiring Fund will be eligible to make an election permitted by the Internal Revenue Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Internal Revenue Code as having been paid directly by the Acquiring Fund’s shareholders in connection with the Acquiring Fund’s dividends received by them. Under normal circumstances, more than 50% of the value of the International Equity Fund’s total assets will consist of securities of foreign corporations and it will be eligible to make the election. If the election is made, its shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those shareholders who are U.S. residents and corporations will be entitled to deduct their share of such taxes. Alternatively, such shareholders who hold the Fund’s shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date may be entitled to claim a foreign tax credit for their share of these taxes. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. In general a U.S. resident individual generally can claim a foreign tax credit of $300 or ($600 if filing jointly) if he or she has at least such amount of income after other exemptions, deductions and exclusions.

An Acquiring Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investment by an Acquiring Fund in “passive foreign investment companies” could subject the Acquiring Fund to a U.S. federal income tax (including interest charges) or other charge on distributions received from the company or on proceeds from the sale of its investment in such a company, which tax cannot be eliminated by making distributions to Acquiring Fund shareholders. However, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” These elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Acquiring Fund to avoid taxation. Making either of these elections therefore may require the Acquiring Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Acquiring Fund’s total return. Dividends paid by passive foreign investment companies will not be eligible to be treated as “qualified dividend income.”

A “passive foreign investment company” is any foreign corporation: (a) 75% or more of the gross income of which for the taxable year is passive income or (b) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Selling Shares. Shareholders who sell, exchange or redeem Acquiring Fund shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Acquiring Fund shares and the amount received. In general, any gain or loss realized upon taxable disposition of Acquiring Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and as short-term capital gain or loss if the shares have not been held for more than 12 months. The tax rate generally applicable to net capital gains recognized by individuals and other noncorporate taxpayers is (a) the same as the maximum ordinary income tax rate for short-term capital or (b) for taxable years beginning on or before January 1, 2011, 15% for long-term capital gains (including Capital Gain Dividends) with lower rates applicable to taxpayers in the 10% and 15% tax brackets.

Any loss realized upon a taxable disposition of Acquiring Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those Acquiring Fund shares. For purposes of determining whether Acquiring Fund shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss recognized on a sale or exchange of Acquiring Fund shares will be disallowed to the extent that Acquiring Fund shareholders replace the disposed of Fund shares with other Fund shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, an Acquiring Fund shareholder’s basis in the replacement Acquiring Fund shares will be adjusted to reflect the disallowed loss.

Hedging. If an Acquiring Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Acquiring Fund, defer losses to the Acquiring Fund, cause adjustments in the holding periods of the Acquiring Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Acquiring Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of an Acquiring Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If an Acquiring Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (a) a dividend to the extent of the Acquiring Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (b) thereafter as a return of capital to the extent of the recipient’s basis in the shares and (c) thereafter as gain from the sale or exchange of a capital asset. If the Acquiring Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Acquiring Fund could be required to make distributions exceeding book income in order to continue to qualify as a regulated investment company that is accorded special tax treatment.

Discount Securities. An Acquiring Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Acquiring Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, an Acquiring Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Backup Withholding. An Acquiring Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to properly furnish the Acquiring Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income or who fails to certify to the Acquiring Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with the special certification and filing requirements. Foreign investors in an Acquiring Fund should consult their tax advisers with respect to such withholding.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder realizes a loss on disposition of the Acquiring Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Fees and Expenses of the Reorganization

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganization will be borne by Funds Management.

Existing and Pro Forma Combined Capitalization

The following tables set forth, for each Reorganization, the total net assets, number of shares outstanding and net asset value per share. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma combined capitalization” means the expected capitalization of an Acquiring Fund after it has combined with the corresponding Target Fund. An asterisk (*) designates the accounting survivor in each combination.

Balanced Fund/Asset Allocation Fund

The following table sets forth, as of March 31, 2008: (i) the unaudited capitalization of the Investor Class shares of the Balanced Fund and the Class A shares of the Asset Allocation Fund, and (ii) the unaudited pro forma combined capitalization of the Class A shares of the Asset Allocation Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets ($)	Shares Outstanding	Net Asset Value Per Share ($)
Balanced Fund Investor Class	$116,891,672	5,698,185	$20.51

Asset Allocation Fund Class A	$793,980,853	40,271,133	$19.72

Pro Forma Combining Adjustments Investor Class Class A	N/A N/A	(5,698,185 5,919,157)	N/A N/A

Pro Forma Combined — Asset Allocation Fund*(1) Class A	$910,872,525	46,190,290	$19.72

(1)	Assuming the reorganization of the Investor Class shares of the Balanced Fund into the Class A shares of the Asset Allocation Fund.

Corporate Bond Fund/Income Plus Fund

The following table sets forth, as of March 31, 2008: (i) the unaudited capitalization of the Investor Class, Advisor Class and Institutional Class shares of the Corporate Bond Fund and the Investor Class, Class A, and Institutional Class shares of the Income Plus Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the Income Plus Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets ($)		Shares Outstanding		Net Asset Value Per Share ($)
Corporate Bond Fund Investor Class Advisor Class Institutional Class	$ $ $	195,271,188 17,185,873 23,491,725	18,840,438 1,658,563 2,267,355		$ $ $	10.36 10.36 10.36

Income Plus Fund Investor Class Class A Institutional Class	$	N/A 43,245,956 N/A	N/A 3,974,024 N/A		$	N/A 10.88 N/A

Pro Forma Combining Adjustments Investor Class Advisor Class Class A Institutional Class		N/A N/A N/A N/A	(892,719 (1,658,563 1,580,372 (108,189	) ) )		N/A N/A N/A N/A

Pro Forma Combined — Income Plus Fund*(1) Investor Class Class A Institutional Class	$ $ $	195,271,188 60,431,829 23,491,725	17,947,719 5,554,396 2,159,166		$ $ $	10.88 10.88 10.88

(1)

Assuming the reorganization of the Investor Class, Advisor Class, and Institutional Class shares of the Corporate Bond Fund into the Investor Class, Class A, and Institutional Class shares, respectively, of the Income Plus Fund.

High Yield Bond Fund/High Income Fund

The following table sets forth, as of March 31, 2008: (i) the unaudited capitalization of the Class A, Class B, and Class C shares of the High Yield Bond Fund and the Class A (formerly Advisor Class), Class B and Class C shares of the High Income Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the High Income Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets ($)		Shares Outstanding	Net Asset Value Per Share ($)
High Yield Bond Fund Class A Class B Class C	$ $ $	53,459,950 12,012,652 8,510,986	5,634,413 1,266,170 896,488	$ $ $	9.49 9.49 9.49

High Income Fund Class A (formerly Advisor Class) Class B Class C		$95,042,015 N/A N/A	13,277,370 N/A N/A		$7.16 N/A N/A

Pro Forma Combining Adjustments Class A Class B Class C		N/A N/A N/A	1,828,715 411,575 292,197		N/A N/A N/A

Pro Forma Combined — High Income Fund*(1) Class A Class B Class C	$ $ $	148,501,965 12,012,652 8,510,986	20,740,498 1,677,745 1,188,685	$ $ $	7.16 7.16 7.16

(1)	Assuming the reorganization of the Class A, Class B, and Class C shares of the High Yield Bond Fund into the Class A, Class B, and Class C shares, respectively, of the High Income Fund.

Intermediate Government Income Fund/Government Securities Fund

The following table sets forth, as of March 31, 2008: (i) the unaudited capitalization of the Class A, Class B, Class C, and Administrator Class shares of the Intermediate Government Income Fund and the Class A (formerly Advisor Class), Class B, Class C, and Administrator Class shares of the Government Securities Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the Government Securities Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets ($)		Shares Outstanding	Net Asset Value Per Share ($)
Intermediate Government Income Fund Class A Class B Class C Administrator Class	$ $ $ $	112,118,937 10,806,236 7,268,226 216,736,979	10,283,657 992,562 669,409 19,889,809	$ $ $ $	10.90 10.89 10.86 10.90

Government Securities Fund Class A (formerly Advisor Class) Class B Class C Administrator Class	$ $ $	70,757,331 N/A 2,424,619 166,604,497	6,593,956 N/A 225,991 15,528,429	$ $ $	10.73 N/A 10.73 10.73

Fund	Total Net Assets ($)		Shares Outstanding	Net Asset Value Per Share ($)
Pro Forma Combining Adjustments Class A Class B Class C Administrator Class		N/A N/A N/A N/A	165,842 14,543 7,941 307,901		N/A N/A N/A N/A

Pro Forma Combined — Government Securities Fund*(1) Class A Class B Class C Administrator Class	$ $ $ $	182,876,268 10,806,236 9,692,845 383,341,476	17,043,455 1,007,105 903,341 35,726,139	$ $ $ $	10.73 10.73 10.73 10.73

(1)

Assuming the reorganization of the Class A, Class B, Class C, and Administrator Class shares of the Intermediate Government Income Fund into the Class A, Class B, Class C, and Administrator Class shares, respectively, of the Government Securities Fund.

National Limited-Term Tax-Free Fund/Short-Term Municipal Bond Fund

The following table sets forth, as of March 31, 2008: (i) the unaudited capitalization of the Class A, Class B, Class C, and Administrator Class shares of the National Limited-Term Tax-Free Fund and the Class A and Class C shares of the Short-Term Municipal Bond Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the Short-Term Municipal Bond Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets ($)		Shares Outstanding		Net Asset Value Per Share ($)
National Limited-Term Tax-Free Fund Class A Class B Class C Administrator Class	$ $ $ $	3,462,271 145,820 714,438 84,620,673	325,782 13,734 67,343 7,964,820		$ $ $ $	10.63 10.62 10.61 10.62

Short-Term Municipal Bond Fund Class A Class C	$	N/A 4,370,635	N/A 450,799		$	N/A 9.70

Pro Forma Combining Adjustments Class A Class B Class C Administrator Class		N/A N/A N/A N/A	8,760,599 (13,734 6,092 (7,964,820	) )		N/A N/A N/A N/A

Pro Forma Combined — Short-Term Municipal Bond Fund*(1) Class A Class C	$ $	88,228,764 5,085,073	9,086,381 524,234		$ $	9.71 9.70

(1)

Assuming the reorganization of the Class A, Class B, and Administrator Class shares of the National Limited-Term Tax-Free Fund into the Class A shares of the Short-Term Municipal Bond Fund and the Class C shares of the National Limited-Term Tax-Free Fund into the Class C shares of the Short-Term Municipal Bond Fund.

National Tax-Free Fund/Municipal Bond Fund

The following table sets forth, as of March 31, 2008: (i) the unaudited capitalization of the Class A, Class B, Class C, and Administrator Class of the National Tax-Free Fund and the Class A, Class B, Class C, and Administrator Class of the Municipal Bond Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the Municipal Bond Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets ($)		Shares Outstanding	Net Asset Value Per Share ($)
National Tax-Free Fund Class A Class B Class C Administrator Class	$ $ $ $	88,940,691 9,253,043 7,025,991 154,249,099	8,856,728 921,261 699,804 15,358,438	$ $ $ $	10.04 10.04 10.04 10.04

Municipal Bond Fund Class A Class B Class C Administrator Class	$ $ $ $	117,080,189 6,569,473 1,882,417 17,803,524	12,716,529 713,510 204,515 1,934,309	$ $ $ $	9.21 9.21 9.20 9.20

Pro Forma Combining Adjustments Class A Class B Class C Administrator Class		N/A N/A N/A N/A	796,003 83,200 63,986 1,408,625		N/A N/A N/A N/A

Pro Forma Combined — Municipal Bond Fund*(1) Class A Class B Class C Administrator Class	$ $ $ $	206,020,880 15,822,516 8,908,408 172,052,623	22,369,260 1,717,971 968,305 18,701,372	$ $ $ $	9.21 9.21 9.20 9.20

(1)

Assuming the reorganization of the Class A, Class B, Class C, and Administrator Class shares of the National Tax-Free Fund into the Class A, Class B, Class C, and Administrator Class shares, respectively, of the Municipal Bond Fund.

Overseas Fund/International Equity Fund

The following table sets forth, as of March 31, 2008: (i) the unaudited capitalization of the Investor Class and Institutional Class shares of the Overseas Fund, and the Investor Class and Institutional Class shares of the International Equity Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the International Equity Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets ($)		Shares Outstanding	Net Asset Value Per Share ($)
Overseas Fund Investor Class Institutional Class	$ $	60,642,354 7,706,943	5,570,779 704,854	$ $	10.89 10.93

International Equity Fund Investor Class Institutional Class	$	N/A 67,668,004	N/A 4,483,573	$	N/A 15.09

Fund	Total Net Assets ($)		Shares Outstanding		Net Asset Value Per Share ($)
Pro Forma Combining Adjustments Investor Class Institutional Class		N/A N/A	(1,552,068 (193,401	) )		N/A N/A

Pro Forma Combined — International Equity Fund*(1) Investor Class Institutional Class	$ $	60,642,354 75,374,947	4,018,711 4,995,026		$ $	15.09 15.09

(1)	Assuming the reorganization of the Investor Class and Institutional Class shares into the Investor Class and Institutional Class shares, respectively, of the International Equity Fund.

Value Fund/C&B Large Cap Value Fund

The following table sets forth, as of March 31, 2008: (i) the unaudited capitalization of the Class A, Class B, Class C, Investor Class, and Administrator Class shares of the Value Fund, and the Class A, Class B, Class C, Investor Class (formerly Class D) and Administrator Class shares of the C&B Large Cap Value Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the C&B Large Cap Value Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets ($)		Shares Outstanding	Net Asset Value Per Share ($)
Value Fund Class A Class B Class C Investor Class Administrator Class	$ $ $ $ $	1,784,707 609,884 357,239 16,453,481 2,695,892	103,243 35,563 20,825 954,214 156,123	$ $ $ $ $	17.29 17.15 17.15 17.24 17.27

C&B Large Cap Value Fund Class A Class B Class C Investor Class (formerly Class D) Administrator Class	$ $ $ $ $	55,325,946 17,374,685 11,978,176 188,683,856 313,879,266	6,576,059 2,077,271 1,433,736 22,434,293 37,263,359	$ $ $ $ $	8.41 8.36 8.35 8.41 8.42

Pro Forma Combining Adjustments Class A Class B Class C Investor Class Administrator Class		N/A N/A N/A N/A N/A	111,501 38,430 22,734 1,003,566 178,518		N/A N/A N/A N/A N/A

Pro Forma Combined — C&B Large Cap Value Fund*(1) Class A Class B Class C Investor Class Administrator Class	$ $ $ $ $	57,110,653 17,984,569 12,335,415 205,137,337 316,575,158	6,790,803 2,151,264 1,477,295 24,392,073 37,598,000	$ $ $ $ $	8.41 8.36 8.35 8.41 8.42

(1)

Assuming the reorganization of the Class A, Class B, Class C, Investor Class and Administrator Class shares of the Value Fund into the Class A, Class B, Class C, Investor Class and Administrator Class shares, respectively, of the C&B Large Cap Value Fund.

The Board unanimously recommends that you vote in favor of the Reorganization Plan.

INFORMATION ON VOTING

This Prospectus/Proxy Statement is being provided in connection with the solicitation of proxies by the Board of Wells Fargo Advantage Funds to solicit your vote to approve the proposed Reorganization Plan at a special meeting of shareholders of the Target Funds. The Meeting will be held at 525 Market Street, 12th Floor, San Francisco, California, 94105 on June 30, 2008, at 3:00 p.m. (Pacific Time).

You may vote in one of four ways.

•	Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States).

•	Vote on the Internet according to the enclosed voting instructions.

•	Call the toll-free number printed on your proxy card and follow the instructions provided.

•	You also may vote in person by attending the Meeting.

Please note that to vote via the Internet or telephone, you will need the “control number” that is printed on your proxy card.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the appropriate Target Fund. You also may give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

Only shareholders of record on April 18, 2008, are entitled to receive notice of, and to vote at, the Meeting or at any adjournment thereof. Each whole and fractional share of a Fund held as of the close of business on April 18, 2008, is entitled to a whole or fractional vote. For each such Fund, the presence in person or by proxy of one-third of the outstanding shares of that Fund is required to constitute a quorum. Approval of the Reorganization by any Target Fund requires the vote of a majority of the shares present at the Meeting, provided that a quorum is present.

The election inspectors will count your vote at the Meeting if cast in person or by proxy. The election inspectors will count:

•	votes cast FOR approval of the proposal to determine whether sufficient affirmative votes have been cast;

•	ballots that are returned without a direction the same as votes cast FOR the proposal; and

•

abstentions and broker non-votes of shares (in addition to votes cast FOR) to determine whether a quorum is present at the Meeting. Abstentions and broker non-votes are not counted to determine whether a proposal has been approved.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

The Board knows of no matters other than the proposal described in this Prospectus/Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the person named in the enclosed form of proxy. In the event that a quorum is not present for the Meeting, or in the event that a quorum is present but sufficient votes to approve any proposed item are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the shares that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any adjournment(s).

In addition to the solicitation of proxies by mail or expedited delivery service, certain officers and employees of Funds Management or an affiliate, who will not be paid for their services, the Wells Fargo Advantage Funds or a solicitor may solicit proxies by telephone, facsimile, verbal, Internet, or e-mail communication. Funds Management has engaged the proxy solicitation firm of The Altman Group, Inc. who will be paid approximately $161,120, plus out-of-pocket expenses, for its services. Funds Management will bear the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of The Altman Group, Inc. Funds Management also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The Target Funds and the Acquiring Funds will not pay any of the costs associated with the preparation of this Prospectus/Proxy Statement or the solicitation of proxies.

OUTSTANDING SHARES

As of April 18, 2008, each class of the Target Funds had the following numbers of shares outstanding:

Name of Fund/Class	Total Number of Shares Outstanding	Number of Shares Outstanding Per Class
Balanced Fund	5,677,427.214
Investor Class		5,677,427.214
Corporate Bond Fund	22,846,670.604
Investor Class		18,933,831.364
Advisor Class		1,652,170.162
Institutional Class		2,260,669.078
High Yield Bond Fund	7,765,330.708
Class A		5,615,687.993
Class B		1,255,784.718
Class C		893,857.997
Intermediate Government Income Fund	31,300,175.789
Class A		10,279,923.233
Class B		939,672.348
Class C		672,235.685
Administrator Class		19,408,344.523
National Limited-Term Tax-Free Fund	8,334,547.541
Class A		324,353.233
Class B		13,758.414
Class C		71,092.776
Administrator Class		7,925,343.118
National Tax-Free Fund	25,739,004.084
Class A		8,846,587.980
Class B		848,994.130
Class C		705,425.870
Administrator Class		15,337,996.104

Name of Fund/Class	Total Number of Shares Outstanding	Number of Shares Outstanding Per Class
Overseas Fund	6,252,168.509
Investor Class		5,594,210.034
Institutional Class		657,958.475
Value Fund	1,278,275.682
Class A		104,700.057
Class B		33,075.509
Class C		20,621.961
Investor Class		967,368.121
Administrator Class		152,510.034

INTEREST OF CERTAIN PERSONS IN THE TRANSACTION

The federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Target Fund and Acquiring Fund or class of each Target Fund and Acquiring Fund. The following classes of certain Acquiring Funds are newly created classes and will not issue shares until the Reorganization is consummated: Government Securities Fund — Class B; High Income Fund —Class B and Class C; Income Plus Fund — Investor Class and Institutional Class, International Equity Fund —Investor Class and Short-Term Municipal Bond Fund — Class A. To the knowledge of Wells Fargo Advantage Funds, the following persons are the only persons who owned of record or beneficially 5% or more of the outstanding shares of each Target Fund and Acquiring Fund or class of each Target Fund and Acquiring Fund as of April 18, 2008.

Name of Fund/Class	Name and Address	Type of Ownership	Percentage
Balanced Fund
Investor Class	None

C&B Large Cap Value Fund
Class A	Wells Fargo Bank West NA Various FASCORP Recordkept Plans 8515 E Orchard Rd #2T2 Greenwood Village, CO 80111-5002	Record	16.05%
	American Enterprise Investment Services FBO PO Box 9446 Minneapolis, MN 55440-9446	Record	12.07%

Class B	American Enterprise Investment Services FBO PO Box 9446 Minneapolis, MN 55440-9446	Record	27.99%

Class C	American Enterprise Investment Services FBO PO Box 9446 Minneapolis, MN 55440-9446	Record	21.05%

Class D	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund 101 Montgomery Street San Francisco, CA 94104-4151	Record	71.63%

Name of Fund/Class	Name and Address	Type of Ownership	Percentage
Administrator Class	Wells Fargo Bank NA FBO Omnibus Account — Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	Record	33.70%
	Wells Fargo Funds Management LLC Exclusive Benefit of its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Falls, WI 53051-4400	Record	20.19%
	Wells Fargo Bank, NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	Record	15.11%
	Wells Fargo Bank NA FBO Omnibus Account — Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	Record	12.29%
	Penfirn & Co FBO PO Box 3327 Omaha, NE 68103-0327	Record	5.83%

Corporate Bond Fund
Investor Class	Charles Schwab & Co. Inc. Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Record	17.33%

Advisor Class	Charles Schwab & Co. Inc. Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Record	67.83%
	Orchard Trust Company LLC Cust FBO Employee Benefit Clients C/O Great-West Life 8515 E Orchard Rd #2T2 Greenwood Village, CO 80111-5002	Record	8.30%

Institutional Class	Wells Fargo Bank NA FBO Wisconsin College Savings Program TS 50% PO Box 1533 Minneapolis, MN 55480-1533	Record	39.49%

Name of Fund/Class	Name and Address	Type of Ownership	Percentage
	Wells Fargo Bank NA FBO Wisconsin College Savings Program TS 60% PO Box 1533 Minneapolis, MN 55480-1533	Record	24.51%
	Wells Fargo Bank NA FBO Wisconsin College Savings Program TS 35% PO Box 1533 Minneapolis, MN 55480-1533	Record	19.10%
	Wells Fargo Bank NA FBO Wisconsin College Savings Program TS 20% PO Box 1533 Minneapolis, MN 55480-1533	Record	14.48%

Government Securities Fund
Class A (formerly Advisor Class)	Charles Schwab & Co. Inc. Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Record	65.29%
	NFS LLC FEBO State Street Bank Trust Co TTEE Various Retirement Plans 4 Manhattanville Rd Purchase, NY 10577-2139	Record	15.60%

Class B	None

Class C	Merrill Lynch Pierce Fenner & Smith Inc Merrill Lynch Fin Data Services Attention Service Team 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	Record	34.11%
	American Enterprise Investment Services FBO PO Box 9446 Minneapolis, MN 55440-9446	Record	17.15%

Administrator Class	Wells Fargo Funds Management LLC Exclusive Benefit of its Customers Wells Fargo Advisor Program 100 Heritage Reserve Menomonee Falls, WI 53051-4400	Record	47.03%
	Wells Fargo Bank NA FBO Omnibus Account — Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	Record	26.21%

Name of Fund/Class	Name and Address	Type of Ownership	Percentage
	Charles Schwab & Co. Inc. Special Custody Account Exclusively FBO The Customers 101 Montgomery Street San Francisco, CA 94104-4151	Record	10.59%

High Income Fund
Class A (formerly Advisor Class)	Charles Schwab & Co. Inc. Special Custody Account Exclusively FBO The Customers 101 Montgomery Street San Francisco, CA 94104-4151	Record	5.66%

Class B	None

Class C	None

High Yield Bond Fund
(Fund Level)	Wells Fargo & Company MAC #A0101-10B Attn: Suzanna Chow 420 Montgomery Street, Fl 10 San Francisco, CA 94104-1207	Record	33.1	%(1)

Class A	Wells Fargo & Company MAC #A0101-10B Attn: Suzanna Chow 420 Montgomery Street, Fl 10 San Francisco, CA 94104-1207	Record	45.78%
	Charles Schwab & Co. Inc. Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Record	9.66%

Class B	American Enterprise Investment Services FBO PO Box 9446 Minneapolis, MN 55440-9446	Record	16.64%

Class C	American Enterprise Investment Services FBO PO Box 9446 Minneapolis, MN 55440-9446	Record	8.35%

Income Plus Fund
Class A	Charles Schwab & Co. Inc. Special Custody Account Exclusively FBO the Customers 101 Montgomery Street San Francisco, CA 94104-4151	Record	28.57%
	Wells Fargo Bank, NA FBO AFCTS-California Preneed Funeral PO Box 1533 Minneapolis, MN 55480-1533	Record	10.29%

Name of Fund/Class	Name and Address	Type of Ownership	Percentage
	Wells Fargo Bank, NA FBO AFCTS-OR/WA Endowment Care-Fixedl PO Box 1533 Minneapolis, MN 55480-1533	Record	5.35%

Investor Class	None

Institutional Class	None

Intermediate Government Income Fund
(Fund Level)	Wells Fargo Bank NA, FBO Interm US Govt Fund I c/o Mutual Fund Processing PO Box 1450 Minneapolis, MN 55485-1450	Record	44.5	%(1)

Class A	Wells Fargo Bank NA, FBO AFCTS-OR Preneed and Reserve-Fixed PO Box 1533 Minneapolis, MN 55480-1533	Record	7.03%
	PFPC Brokerage Services FBO Wells Fargo Attn: Robert Bertucci 420 Montgomery St 5th Fl MAC A0101-058 San Francisco, CA 94104-1207	Record	5.46%

Class B	American Enterprise Investment Services FBO PO Box 9446 Minneapolis, MN 55440-9446	Record	11.00%

Class C	American Enterprise Investment Services FBO PO Box 9446 Minneapolis, MN 55440-9446	Record	6.30%

Administrator Class	Wells Fargo Bank NA, FBO Interm US Govt Fund I c/o Mutual Fund Processing PO Box 1450 Minneapolis, MN 55485-1450	Record	71.90%
	Wells Fargo Bank NA, FBO Interm US Govt Fund I c/o Mutual Fund Processing PO Box 1450 Minneapolis, MN 55485-1450	Record	10.53%
	Wells Fargo Bank NA, FBO Interm US Govt Fund I c/o Mutual Fund Processing PO Box 1450 Minneapolis, MN 55485-1450	Record	7.67%

Name of Fund/Class	Name and Address	Type of Ownership	Percentage
	Wells Fargo Bank NA, FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	Record	6.67%

International Equity Fund
Investor Class	None

Institutional Class	Wells Fargo Bank, NA FBO Edvest Wells Fargo Aggressive Port PO Box 1533 Minneapolis, MN 55480-1533	Record	60.09%
	Wells Fargo Bank, NA FBO Edvest Wells Fargo Moderate Port PO Box 1533 Minneapolis, MN 55480-1533	Record	26.41%
	Wells Fargo Bank, NA FBO Edvest Wells Fargo Balanced Port PO Box 1533 Minneapolis, MN 55480-1533	Record	13.48%

Municipal Bond Fund
Class A	None

Class B	None

Class C	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	Record	18.19%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	Record	17.24%
	First Clearing LLC Dr. Miles E Nuddleman & Patricia Ann Nuddleman 1825 Sterling Pl Livermore, CA 94550-6011	Record	7.37%
	NFS LLC FEBO Lee Family Trust Woon S Lee Dogwood Ln Alpine, NJ 07620	Record	6.88%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	Record	5.86%

Administrator Class	Wells Fargo Bank NA, FBO Omnibus Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	Record	9.04%

Name of Fund/Class	Name and Address	Type of Ownership	Percentage
	Thomas D Wren & Diane R Wren JTWROS 540 Way Rd Wilmington, DE 19807-1550	Record	8.99%
	Wells Fargo Investments LLC 625 Marquette Ave S 13 th Fl Minneapolis, MN 55402-2308	Record	5.09%
	Wells Fargo Investments LLC 625 Marquette Ave S 13 th Fl Minneapolis, MN 55402-2308	Record	5.09%

National Limited-Term Tax-Free Fund
(Fund Level)	Wells Fargo Bank NA, FBO Limited Term Tax-Free Fund I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Record	74.7	%(1)

Class A	Charles Schwab & Co. Inc. Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Record	28.05%
	Wells Fargo Investments LLC 625 Marquette Ave S 13 th Fl Minneapolis, MN 55402-2308	Record	9.67%
	Wells Fargo Investments LLC 625 Marquette Ave S 13 th Fl Minneapolis, MN 55402-2308	Record	7.73%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	Record	7.14%
	Robert W Baird & Co Inc 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Record	6.65%

Class B	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis, MN 55402-1927	Record	60.83%
	NFS LLC FEBO William T Carcaba Jean H Carcaba PO Box 1 St. Augustine, FL 32085-0001	Record	28.00%
	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis, MN 55402-1927	Record	7.76%

Class C	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis, MN 55402-1927	Record	38.80%

Name of Fund/Class	Name and Address	Type of Ownership	Percentage
	American Enterprise Investment Services FBO PO Box 9446 Minneapolis, MN 55440-9446	Record	18.17%
	MLPF&S For the Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	Record	13.17%
	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis, MN 55402-1927	Record	12.63%
	First Clearing Barbara Eisenstadt 1 Lincoln Plz Apt 18T New York, NY 10023-7133	Record	6.63%

Administrator Class	Wells Fargo Bank NA, FBO Limited Term Tax-Free Fund I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Record	78.62%
	Wells Fargo Bank NA, FBO Limited Term Tax-Free Fund I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Record	9.27%
	Wells Fargo Bank NA, FBO Limited Term Tax-Free Fund I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Record	6.15%

National Tax-Free Fund
(Fund Level)	Wells Fargo Bank NA, FBO Tax Free Income Fund I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Record	45.1	%(1)

Class A	None

Class B	American Enterprise Investment Services FBO PO Box 9446 Minneapolis, MN 55440-9446	Record	9.08%

Class C	MLPF&S For the Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	Record	17.72%

Name of Fund/Class	Name and Address	Type of Ownership	Percentage
	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis, MN 55402-1927	Record	5.72%
	American Enterprise Investment Services FBO PO Box 9446 Minneapolis, MN 55440-9446	Record	5.10%

Administrator Class	Wells Fargo Bank NA, FBO Tax Free Income Fund I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Record	75.79%
	Wells Fargo Bank NA, FBO Tax Free Income Fund I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Record	12.11%
	Wells Fargo Bank NA, FBO Tax Free Income Fund I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Record	6.76%

Overseas Fund
Investor Class	Charles Schwab & Co. Inc. Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Record	6.19%

Institutional Class	Wells Fargo Bank NA, FBO Life Stages Aggressive Portfolio PO Box 1533 Minneapolis, MN 55480-1533	Record	35.40%
	Wells Fargo Bank NA, FBO Life Stages Moderate Portfolio PO Box 1533 Minneapolis, MN 55480-1533	Record	28.95%
	Wells Fargo Bank NA, FBO Life Stages Conservative Portfolio PO Box 1533 Minneapolis, MN 55480-1533	Record	5.54%

Short-Term Municipal Bond Fund
Class A	None

Class C	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	Record	38.04%

Name of Fund/Class	Name and Address	Type of Ownership	Percentage
	American Enterprise Investment Services FBO PO Box 9446 Minneapolis, MN 55440-9446	Record	20.80%

Value Fund
Class A	American Enterprise Investment Services FBO PO Box 9446 Minneapolis, MN 55440-9446	Record	29.22%
	Wells Fargo Investments LLC 625 Marquette Ave S 13 th Fl Minneapolis, MN 55402-2308	Record	6.01%

Class B	American Enterprise Investment Services FBO PO Box 9446 Minneapolis, MN 55440-9446	Record	18.09%
	MS&Co FBO Faye A Duncan 11147 E Balancing Rock Rd Scottsdale, AZ 85262-4545	Record	11.14%
	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis, MN 55402-1927	Record	10.89%
	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis, MN 55402-1927	Record	8.04%
	First Clearing, LLC Phillip E Rector Linda S Rector 191 Keystone Dr Asheville, NC 28806-9745	Record	6.01%
	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis, MN 55402-1927	Record	5.75%

Class C	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis, MN 55402-1927	Record	12.55%
	American Enterprise Investment Services FBO PO Box 9446 Minneapolis, MN 55440-9446	Record	11.14%
	Wells Fargo Investments LLC 625 Marquette Ave S 13 th Fl Minneapolis, MN 55402-2308	Record	8.06%
	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis, MN 55402-1927	Record	7.76%

Name of Fund/Class	Name and Address	Type of Ownership	Percentage
	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	Record	6.27%
	Morton Milden & Roselyn Milden JT Ten 66 Glenview Dr West Orange, NJ 07052-1013	Record	6.05%
	Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis, MN 55402-1927	Record	5.58%
	Arthur Thompson & Pamela Thompson JTWROS 6 Water St Lebanon, NJ 08833-4530	Record	5.55%

Investor Class	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	Record	26.59%
	National Financial Serv LLC Exclusive Benefit of Our Cust Attn Mutual Funds Dept 5th Fl 200 Liberty St One World Financial Center New York, NY 10281-1003	Record	11.10%
	First Clearing LLC Peter S Dooner III & Deirdre Dooner JT TEN 103 Curwen Cir Rosemont, PA 19010-1614	Record	7.26%

Administrator Class	S Sanford Schlitt TOD Subject to BFDS TOD Rules Patricia Schlitt PB 491 Meadow Lark Dr Sarasota, FL 34236-1901	Record	44.10%
	Wells Fargo Bank, NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	Record	26.96%
	Wells Fargo Bank, NA FBO Omnibus Account-Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	Record	11.11%
	First Nebraska Trust Company PO Box 81667 Lincoln, NE 68501-1667	Record	6.56%

(1)	Wells Fargo Bank, NA FBO, a California corporation and a subsidiary of Wells Fargo & Company.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class or a Fund, or is identified as the holder of record of more than 25% of a class or Fund and has voting and/or investment power, it may be presumed to control such class or Fund.

In addition, Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, holds certain shares of each Fund, in a trust, agency, custodial, fiduciary or other representative capacity with voting authority. Wells Fargo Bank, intends to pass the voting authority to the plan sponsor or fiduciary, or to hire an independent fiduciary to vote these shares. Such shares, however, may be voted by the proxies for any other matter, including adjournment. As of April 18, 2008, the Officers and Trustees of Wells Fargo Advantage Funds, as a group, owned less than 1% of the outstanding shares of the Fund.

ANNUAL MEETING AND SHAREHOLDER MEETINGS

Wells Fargo Advantage Funds does not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act. Any shareholder proposal for a shareholder meeting must be presented to the Wells Fargo Advantage Funds within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because Wells Fargo Advantage Funds does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided.

DISSENTERS’ RIGHTS

If the Reorganization is approved at the Meeting, shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supercedes state law. Shareholders of the Target Funds, however, have the right to redeem their shares at net asset value subject to applicable deferred sales charges and/or redemption fees (if any) until the closing date of the Reorganization. After the Reorganization, shareholders will hold shares of the Acquiring Funds which may also be redeemed at NAV subject to applicable deferred sales charges and/or redemption fees (if any).

EXHIBIT A — EXPENSE SUMMARIES OF THE TARGET FUNDS AND ACQUIRING FUNDS

The following tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

A. Balanced Fund/Asset Allocation Fund

The following comparative fee tables describe the Fund expenses you may pay, both directly and indirectly, if you hold shares of the Funds. The pro forma combined shareholder fees and operating expenses show the anticipated effects, if any, of the Reorganization. The Total Annual Operating Expenses tables and Examples shown below are based on actual expenses incurred during the Funds’ most recent twelve-month period ended September 30, 2007.

	Balanced Fund	Asset Allocation Fund	Pro Forma Combined- Asset Allocation Fund(1)
	Investor Class	Class A	Class A
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	5.75%	5.75%
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	None	None (2)	None (2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(3)	0.65%	0.62%	0.61%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses(4)	0.92%	0.64%	0.64%
Total Annual Fund Operating Expenses	1.57%	1.26%	1.25%
Fee Waivers	0.32%	0.11%	0.10%
Net Expenses(5)	1.25%	1.15%	1.15%

(1)	Assuming Reorganization of the Investor Class shares of the Balanced Fund into the Class A shares of the Asset Allocation Fund.
(2)

Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See “Comparison of Shareholder Account Features and Services” for further information.

(3)	Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisory Fees” section.
(4)

Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. The Balanced Fund’s other expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.

(5)

Funds Management has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. The fee waivers in the Annual Operating Expenses are only reflected for the length of each waiver commitment in each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Balanced Fund	Asset Allocation Fund	Pro Forma Combined- Asset Allocation Fund(1)
	Investor Class	Class A	Class A
One Year	$127	$685	$685
Three Years	$464	$941	$939
Five Years	$825	$1,217	$1,213
Ten Years	$1,840	$2,001	$1,991

(1)	Assuming Reorganization of the Investor Class shares of the Balanced Fund into the Class A shares of the Asset Allocation Fund.

The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

B. Corporate Bond Fund/Income Plus Fund

The following comparative fee tables describe the Fund expenses you may pay, both directly and indirectly, if you hold shares of the Funds. The pro forma combined shareholder fees and operating expenses show the anticipated effects, if any, of the Reorganization. The Total Annual Operating Expenses tables and Examples shown below are based on actual expenses incurred during the Funds’ most recent twelve-month period ended May 31, 2007.

	Corporate Bond Fund		Income Plus Fund		Pro Forma Combined- Income Plus Fund(1)
	Investor Class		Investor Class (new)		Investor Class (new)
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)	0.40%		0.50%		0.50%
Distribution (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses(3)	0.69%		0.64%		0.64%
Acquired Fund Fees and Expenses(4)	0.00%		0.01%		0.01%
Total Annual Fund Operating Expenses	1.09	%(5)	1.15	%(5)	1.15%
Fee Waivers	0.11%		0.20%		0.20%
Net Expenses	0.98	%(6)	0.95	%(7)(8)	0.95	%(7)(10)

	Corporate Bond Fund		Income Plus Fund		Pro Forma Combined- Income Plus Fund(1)
	Advisor Class		Class A		Class A
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		4.50%		4.50%
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	None		None	(9)	None	(9)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)	0.40%		0.50%		0.50%
Distribution (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses(3)	0.58%		0.69%		0.58%
Acquired Fund Fees and Expenses(4)	0.00%		0.01%		0.01%
Total Annual Fund Operating Expenses	0.98	%(5)	1.20	%(5)	1.09%
Fee Waivers	0.03%		0.19%		0.18%
Net Expenses	0.95	%(6)	1.01	%(7)(8)	0.91	%(7)(10)

	Corporate Bond Fund		Income Plus Fund		Pro Forma Combined- Income Plus Fund(1)
	Institutional Class		Institutional Class (new)		Institutional Class (new)
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)	0.40%		0.50%		0.50%
Distribution (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses(3)	0.23%		0.23%		0.23%
Acquired Fund Fees and Expenses(4)	0.00%		0.01%		0.01%
Total Annual Fund Operating Expenses	0.63	%(5)	0.74	%(5)	0.74%
Fee Waivers	0.02%		0.12%		0.12%
Net Expenses	0.61	%(6)	0.62	%(7)(8)	0.62	%(7)(10)

(1)

Assuming Reorganization of the Investor, Advisor, and Institutional Class shares of the Corporate Bond Fund into the Investor Class, Class A, and Institutional Class shares, respectively, of the Income Plus Fund.

(2)	Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisory Fees” section.
(3)	Includes expenses payable to affiliates of Wells Fargo & Company and for the Corporate Bond Fund may include expenses of any money market or other fund held by the Fund.
(4)

Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

(5)	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
(6)

Funds Management has committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

(7)	The net operating expense ratios shown here include the expenses of any money market fund or other fund held by the Fund.

(8)

Funds Management has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.00% for Class A shares, 0.94% for Investor Class shares and 0.61% for Institutional Class shares. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

(9)

Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See “Comparison of Shareholder Account Features and Services” for further information.

(10)

Funds Management has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.94% for Investor Class, 0.90% for Class A, and 0.61% for Institutional Class. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. The fee waivers in the Annual Operating Expenses are only reflected for the length of each waiver commitment in each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Corporate Bond Fund	Income Plus Fund	Pro Forma Combined- Income Plus Fund(1)
	Investor Class	Investor Class (new)	Investor Class (new)
One Year	$100	$97	$97
Three Years	$336	$346	$346
Five Years	$590	$615	$615
Ten Years	$1,319	$1,382	$1,382

	Corporate Bond Fund	Income Plus Fund	Pro Forma Combined- Income Plus Fund(1)
	Advisor Class	Class A	Class A
One Year	$97	$548	$539
Three Years	$309	$796	$764
Five Years	$539	$1,063	$1,008
Ten Years	$1,199	$1,825	$1,705

	Corporate Bond Fund	Income Plus Fund	Pro Forma Combined- Income Plus Fund(1)
	Institutional Class	Institutional Class (new)	Institutional Class (new)
One Year	$62	$63	$63
Three Years	$200	$225	$225
Five Years	$349	$400	$400
Ten Years	$784	$908	$908

(1)

Assuming Reorganization of the Investor, Advisor, and Institutional Class shares of the Corporate Bond Fund into the Investor Class, Class A, and Institutional Class shares, respectively, of the Income Plus Fund.

The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

C. High Yield Bond Fund/High Income Fund

The following comparative fee tables describe the Fund expenses you may pay, both directly and indirectly, if you hold shares of the Funds. The pro forma combined shareholder fees and operating expenses show the anticipated effects, if any, of the Reorganization. The Total Annual Operating Expenses tables and Examples shown below are based on actual expenses incurred during the Funds’ most recent twelve-month period ended May 31, 2007.

	High Yield Bond Fund		High Income Fund		Pro Forma Combined- High Income Fund(1)
	Class A		Class A (formerly Advisor Class)		Class A (formerly Advisor Class)
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	4.50%		4.50%		4.50%
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	None	(10)	None	(10)	None	(10)
Redemption Fee(2)	2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(3)	0.50%		0.50%		0.50%
Distribution (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses(4)	0.62%		0.52%		0.52%
Acquired Fund Fees and Expenses(5)	0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses	1.13	%(6)	1.03	%(6)	1.03%
Fee Waivers	0.00%		0.12%		0.12%
Net Expenses(7)	1.16	%(8)	0.91	%(9)	0.91	%(9)

	High Yield Bond Fund		High Income Fund		Pro Forma Combined- High Income Fund(1)
	Class B		Class B (new)		Class B (new)
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	5.00%		5.00%		5.00%
Redemption Fee(2)	2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(3)	0.50%		0.50%		0.50%
Distribution (12b-1) Fees	0.75%		0.75%		0.75%
Other Expenses(4)	0.62%		0.52%		0.52%
Acquired Fund Fees and Expenses(5)	0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses	1.88	%(6)	1.78	%(6)	1.78%
Fee Waivers	0.00%		0.12%		0.12%
Net Expenses(7)	1.91	%(8)	1.66	%(9)	1.66	%(9)

	High Yield Bond Fund		High Income Fund		Pro Forma Combined- High Income Fund(1)
	Class C		Class C (new)		Class C (new)
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	1.00%		1.00%		1.00%
Redemption Fee(2)	2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(3)	0.50%		0.50%		0.50%
Distribution (12b-1) Fees	0.75%		0.75%		0.75%
Other Expenses(4)	0.62%		0.52%		0.52%
Acquired Fund Fees and Expenses(5)	0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses	1.88	%(6)	1.78	%(6)	1.78%
Fee Waivers	0.00%		0.12%		0.12%
Net Expenses(7)	1.91	%(8)	1.66	%(9)	1.66	%(9)

(1)	Assuming Reorganization of the Class A, Class B, and Class C shares of the High Yield Bond Fund into the Class A, Class B, and Class C shares, respectively, of the High Income Fund.
(2)	Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days of purchase. This fee is retained by the Fund.
(3)	Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisory Fees” section.
(4)	Includes expenses payable to affiliates of Wells Fargo & Company.
(5)

Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

(6)	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
(7)	The net operating expense ratios shown here include the expenses of any money market fund or other fund held by the Fund.
(8)

Funds Management has committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.15% for Class A shares and 1.90% for Class B and Class C shares. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees. Please note that a decrease in the Fund’s fees and expenses resulted in the Total Annual Fund Operating Expenses falling below the contractual net operating expense ratios committed to by Funds Management, to 1.13% for Class A shares and 1.88% for Class B and Class C shares.

(9)

Funds Management has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.90% for Class A shares effective October 1, 2008, and 1.65% for Class B and Class C shares. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees. Prior to October 1, 2008, Funds Management has committed to maintain the net annual operating expense ratio of the Class A shares at 0.86%.

(10)

Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See “Comparison of Shareholder Account Features and Services” for further information.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s, except for the High Yield Bond Fund’s, Total Annual Operating Expenses remain the same. The High Yield Bond Fund assumes that its contractual operating expenses remain the same as its contractual operating expenses are currently higher than its Total Annual Operating Expenses as explained in the Total Annual Operating Expenses tables. The fee waivers, if any, in the Annual Operating Expenses are only reflected for the length of each waiver commitment in each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	High Yield Bond Fund	High Income Fund	Pro Forma Combined- High Income Fund(1)
	Class A	Class A (formerly Advisor Class)	Class A (formerly Advisor Class)
One Year	$563	$539	$539
Three Years	$796	$752	$752
Five Years	$1,047	$982	$982
Ten Years	$1,764	$1,644	$1,644

	High Yield Bond Fund	High Income Fund	Pro Forma Combined- High Income Fund(1)
If you redeem your shares	Class B	Class B (new)	Class B (new)
One Year	$694	$669	$669
Three Years	$894	$849	$849
Five Years	$1,218	$1,154	$1,154
Ten Years	$1,914	$1,796	$1,796

	High Yield Bond Fund	High Income Fund	Pro Forma Combined- High Income Fund(1)
If you do not redeem your shares	Class B	Class B (new)	Class B (new)
One Year	$194	$169	$169
Three Years	$594	$549	$549
Five Years	$1,018	$954	$954
Ten Years	$1,914	$1,796	$1,796

	High Yield Bond Fund	High Income Fund	Pro Forma Combined- High Income Fund(1)
If you redeem your shares	Class C	Class C (new)	Class C (new)
One Year	$294	$269	$269
Three Years	$594	$549	$549
Five Years	$1,018	$954	$954
Ten Years	$2,201	$2,087	$2,087

	High Yield Bond Fund	High Income Fund	Pro Forma Combined- High Income Fund(1)
If you do not redeem your shares	Class C	Class C (new)	Class C (new)
One Year	$194	$169	$169
Three Years	$594	$549	$549
Five Years	$1,018	$954	$954
Ten Years	$2,201	$2,087	$2,087

(1)	Assuming Reorganization of the Class A, Class B, and Class C shares of the High Yield Bond Fund into the Class A, Class B, and Class C shares, respectively, of the High Income Fund.

The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

D. Intermediate Government Income Fund/Government Securities Fund

The following comparative fee tables describe the Fund expenses you may pay, both directly and indirectly, if you hold shares of the Funds. The pro forma combined shareholder fees and operating expenses show the anticipated effects, if any, of the Reorganization. The Total Annual Operating Expenses tables and Examples shown below are based on actual expenses incurred during the Funds’ most recent twelve-month period ended May 31, 2007.

	Intermediate Government Income Fund		Government Securities Fund		Pro Forma Combined- Government Securities Fund(1)
	Class A		Class A (formerly Advisor Class)		Class A (formerly Advisor Class)
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	4.50%		4.50%		4.50%
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	None		None	(7)	None	(7)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)	0.40%		0.39%		0.37%
Distribution (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses(3)	0.54%		0.54%		0.54%
Total Annual Fund Operating Expenses	0.94	%(4)	0.93	%(4)	0.91%
Fee Waivers	0.00%		0.03%		0.01%
Net Expenses	0.95	%(5)	0.90	%(6)	0.90	%(6)

	Intermediate Government Income Fund		Government Securities Fund		Pro Forma Combined- Government Securities Fund(1)
	Class B		Class B (new)		Class B (new)
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	5.00%		5.00%		5.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)	0.40%		0.39%		0.37%
Distribution (12b-1) Fees	0.75%		0.75%		0.75%
Other Expenses(3)	0.54%		0.54%		0.54%
Total Annual Fund Operating Expenses	1.69	%(4)	1.68	%(4)	1.66%
Fee Waivers	0.00%		0.03%		0.01%
Net Expenses	1.70	%(5)	1.65	%(6)	1.65	%(6)

	Intermediate Government Income Fund		Government Securities Fund		Pro Forma Combined- Government Securities Fund(1)
	Class C		Class C		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	1.00%		1.00%		1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)	0.40%		0.39%		0.37%
Distribution (12b-1) Fees	0.75%		0.75%		0.75%
Other Expenses(3)	0.54%		0.54%		0.54%
Total Annual Fund Operating Expenses	1.69	%(4)	1.68%		1.66%
Fee Waivers	0.00%		0.03%		0.01%
Net Expenses	1.70	%(5)	1.65	%(6)	1.65	%(6)

	Intermediate Government Income Fund		Government Securities Fund		Pro Forma Combined- Government Securities Fund(1)
	Administrator Class		Administrator Class		Administrator Class
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)	0.40%		0.39%		0.37%
Distribution (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses(3)	0.46%		0.46%		0.46%
Total Annual Fund Operating Expenses	0.86	%(4)	0.85	%(4)	0.83%
Fee Waivers	0.16%		0.15%		0.13%
Net Expenses	0.70	%(5)	0.70	%(6)	0.70	%(6)

(1)

Assuming Reorganization of the Class A, Class B, Class C, and Administrator Class shares of the Intermediate Government Income Fund into the Class A, Class B, Class C, and Administrator Class shares, respectively, of the Government Securities Fund.

(2)	Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisory Fees” section.
(3)	Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
(4)	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
(5)

Funds Management has committed through September 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees. Please note that a decrease in the Fund’s fees and expenses resulted in the Total Annual Fund Operating Expenses falling below the contractual net operating expense ratios committed to by Funds Management, to 0.94% for Class A shares and 1.69% for Class B and Class C shares.

(6)

Funds Management has committed through September 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

(7)

Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed with in eighteen months from the date of purchase. See “Comparison of Shareholder Account Features and Services” for further information.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s, except for the Intermediate Government Income Fund’s, Total Annual Operating Expenses remain the same. The Intermediate Government Income Fund assumes that its contractual operating expenses remain the same as its contractual operating expenses are currently higher than its Total Annual Operating Expenses as explained in the Total Annual Operating Expenses tables. The fee waivers in the Annual Operating Expenses are only reflected for the length of each waiver commitment in each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Intermediate Government Income Fund	Government Securities Fund	Pro Forma Combined- Government Securities Fund(1)
	Class A	Class A (formerly Advisor Class)	Class A (formerly Advisor Class)
One Year	$543	$538	$538
Three Years	$737	$730	$726
Five Years	$948	$939	$930
Ten Years	$1,553	$1,539	$1,518

	Intermediate Government Income Fund	Government Securities Fund	Pro Forma Combined- Government Securities Fund(1)
If you redeem your shares	Class B	Class B (new)	Class B (new)
One Year	$673	$668	$668
Three Years	$834	$827	$822
Five Years	$1,119	$1,110	$1,101
Ten Years	$1,705	$1,692	$1,679

	Intermediate Government Income Fund	Government Securities Fund	Pro Forma Combined- Government Securities Fund(1)
If you do not redeem your shares	Class B	Class B (new)	Class B (new)
One Year	$173	$168	$168
Three Years	$534	$527	$522
Five Years	$919	$910	$901
Ten Years	$1,705	$1,692	$1,679

	Intermediate Government Income Fund	Government Securities Fund	Pro Forma Combined- Government Securities Fund(1)
If you redeem your shares	Class C	Class C	Class C
One Year	$273	$268	$268
Three Years	$534	$527	$522
Five Years	$919	$910	$901
Ten Years	$1,998	$1,987	$1,965

	Intermediate Government Income Fund	Government Securities Fund	Pro Forma Combined- Government Securities Fund(1)
If you do not redeem your shares	Class C	Class C	Class C
One Year	$173	$173	$168
Three Years	$534	$531	$522
Five Years	$919	$914	$901
Ten Years	$1,998	$1,987	$1,965

	Intermediate Government Income Fund	Government Securities Fund	Pro Forma Combined- Government Securities Fund(1)
	Administrator Class	Administrator Class	Administrator Class
One Year	$72	$72	$72
Three Years	$258	$256	$252
Five Years	$461	$457	$448
Ten Years	$1,046	$1,036	$1,014

(1)

Assuming Reorganization of the Class A, Class B, Class C, and Administrator Class shares of the Intermediate Government Income Fund into the Class A, Class B, Class C, and Administrator Class shares, respectively, of the Government Securities Fund.

The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

E. National Limited-Term Tax-Free Fund/Short-Term Municipal Bond Fund

The following comparative fee tables describe the Fund expenses you may pay, both directly and indirectly, if you hold shares of the Funds. The pro forma combined shareholder fees and operating expenses show the anticipated effects, if any, of the Reorganization. The Total Annual Operating Expenses tables and Examples shown below are based on actual expenses incurred during the Funds’ most recent twelve-month period ended June 30, 2007.

	National Limited-Term Tax-Free Fund		Short-Term Municipal Bond Fund		Pro Forma Combined- Short-Term Municipal Bond Fund(1)
	Class A		Class A (new)		Class A (new)
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	3.00%		3.00%		3.00%
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	None	(10)	None	(10)	None	(10)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)	0.35%		0.34%		0.34%
Distribution (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses(3)	0.61%		0.52%		0.52%
Acquired Fund Fees and Expenses(4)	0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses	0.97	%(5)	0.87	%(5)	0.87%
Fee Waivers	0.16%		0.26%		0.26%
Net Expenses (6)	0.81	%(7)	0.61	%(8)	0.61	%(9)

	National Limited-Term Tax-Free Fund		Short-Term Municipal Bond Fund		Pro Forma Combined- Short-Term Municipal Bond Fund(1)
	Class B		Class A (new)		Class A (new)
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		3.00%		3.00%
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	3.00%		None	(10)	None	(10)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)	0.35%		0.34%		0.34%
Distribution (12b-1) Fees	0.75%		0.00%		0.00%
Other Expenses(3)	0.61%		0.52%		0.52%
Acquired Fund Fees and Expenses(4)	0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses	1.72	%(5)	0.87	%(5)	0.87%
Fee Waivers	0.16%		0.26%		0.26%
Net Expenses(6)	1.56	%(7)	0.61	%(8)	0.61	%(9)

	National Limited-Term Tax-Free Fund		Short-Term Municipal Bond Fund		Pro Forma Combined- Short-Term Municipal Bond Fund(1)
	Class C		Class C		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	1.00%		1.00%		1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)	0.35%		0.34%		0.34%
Distribution (12b-1) Fees	0.75%		0.75%		0.75%
Other Expenses(3)	0.61%		0.52%		0.52%
Acquired Fund Fees and Expenses(4)	0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses	1.72	%(5)	1.62	%(5)	1.62%
Fee Waivers	0.16%		0.06%		0.26%
Net Expenses(6)	1.56	%(7)	1.56	%(8)	1.36	%(9)

	National Limited-Term Tax-Free Fund		Short-Term Municipal Bond Fund		Pro Forma Combined- Short-Term Municipal Bond Fund(1)
	Administrator Class		Class A (new)		Class A (new)
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		3.00%		3.00%
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	None		None	(10)	None	(10)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)	0.35%		0.34%		0.34%
Distribution (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses(3)	0.53%		0.52%		0.52%
Acquired Fund Fees and Expenses(4)	0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses	0.89	%(5)	0.87	%(5)	0.87%
Fee Waivers	0.28%		0.26%		0.26%
Net Expenses(6)	0.61	%(7)	0.61	%(8)	0.61	%(9)

(1)

Assuming Reorganization of the Class A, Class B, and Administrator Class shares of the National Limited-Term Tax-Free Fund into the Class A shares of the Short-Term Municipal Bond Fund, and the Class C shares of the National Limited-Term Tax-Free Fund into the Class C shares of the Short-Term Municipal Bond Fund.

(2)	Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisory Fees” section.
(3)	Includes expenses payable to affiliates of Wells Fargo & Company.
(4)

Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

(5)	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
(6)	The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
(7)

Funds Management has committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.80% for Class A shares, 1.55% for Class B and Class C shares, and 0.60% for Administrator Class shares. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

(8)

Funds Management has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.60% for Class A shares and 1.55% for Class C shares. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

(9)

Funds Management has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.60% for Class A shares and 1.35% for Class C shares. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

(10)

Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See “Comparison of Shareholder Account Features and Services” for further information.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. The fee waivers in the Annual Operating Expenses are only reflected for the length of each waiver commitment in each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	National Limited-Term Tax-Free Fund	Short-Term Municipal Bond Fund	Pro Forma Combined- Short-Term Municipal Bond Fund(1)
	Class A	Class A (new)	Class A (new)
One Year	$380	$360	$360
Three Years	$584	$544	$544
Five Years	$805	$744	$744
Ten Years	$1,440	$1,319	$1,319

	National Limited-Term Tax-Free Fund	Short-Term Municipal Bond Fund	Pro Forma Combined- Short-Term Municipal Bond Fund(1)
If you redeem your shares	Class B	Class A (new)	Class A (new)
One Year	$459	$360	$360
Three Years	$626	$544	$544
Five Years	$832	$744	$744
Ten Years	$1,455	$1,319	$1,319

	National Limited-Term Tax-Free Fund	Short-Term Municipal Bond Fund	Pro Forma Combined- Short-Term Municipal Bond Fund(1)
If you do not redeem your shares	Class B	Class A (new)	Class A (new)
One Year	$159	$360	$360
Three Years	$526	$544	$544
Five Years	$832	$744	$744
Ten Years	$1,455	$1,319	$1,319

	National Limited-Term Tax-Free Fund	Short-Term Municipal Bond Fund	Pro Forma Combined- Short-Term Municipal Bond Fund(1)
If you redeem your shares	Class C	Class C	Class C
One Year	$259	$259	$238
Three Years	$526	$505	$486
Five Years	$918	$876	$858
Ten Years	$2,017	$1,918	$1,904

	National Limited-Term Tax-Free Fund	Short-Term Municipal Bond Fund	Pro Forma Combined- Short-Term Municipal Bond Fund(1)
If you do not redeem your shares	Class C	Class C	Class C
One Year	$159	$159	$138
Three Years	$526	$505	$486
Five Years	$918	$876	$858
Ten Years	$2,017	$1,918	$1,904

	National Limited-Term Tax-Free Fund	Short-Term Municipal Bond Fund	Pro Forma Combined- Short-Term Municipal Bond Fund(1)
	Administrator Class	Class A (new)	Class A (new)
One Year	$62	$360	$360
Three Years	$256	$544	$544
Five Years	$466	$744	$744
Ten Years	$1,070	$1,319	$1,319

(1)

Assuming Reorganization of the Class A, Class B, and Administrator Class shares of the National Limited-Term Tax-Free Fund into the Class A shares of the Short-Term Municipal Bond Fund, and the Class C shares of the National Limited-Term Tax-Free Fund into the Class C shares of the Short-Term Municipal Bond Fund.

The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

F. National Tax-Free Fund/Municipal Bond Fund

The following comparative fee tables describe the Fund expenses you may pay, both directly and indirectly, if you hold shares of the Funds. The pro forma combined shareholder fees and operating expenses show the anticipated effects, if any, of the Reorganization. The Total Annual Operating Expenses tables and Examples shown below are based on actual expenses incurred during the Funds’ most recent twelve-month period ended June 30, 2007.

	National Tax- Free Fund		Municipal Bond Fund		Pro Forma Combined- Municipal Bond Fund(1)
	Class A		Class A		Class A
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	4.50%		4.50%		4.50%
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	None	(9)	None	(9)	None	(9)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)	0.35%		0.34%		0.34%
Distribution (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses(3)	0.56%		0.57%		0.57%
Acquired Fund Fees and Expenses(4)	0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses	0.92	%(5)	0.92	%(5)	0.92%
Fee Waivers	0.06%		0.16%		0.16%
Net Expenses(6)	0.86	%(7)	0.76	%(8)	0.76	%(8)

	National Tax- Free Fund		Municipal Bond Fund		Pro Forma Combined- Municipal Bond Fund(1)
	Class B		Class B		Class B
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	5.00%		5.00%		5.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)	0.35%		0.34%		0.34%
Distribution (12b-1) Fees	0.75%		0.75%		0.75%
Other Expenses(3)	0.56%		0.57%		0.57%
Acquired Fund Fees and Expenses(4)	0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses	1.67	%(5)	1.67	%(5)	1.67%
Fee Waivers	0.06%		0.16%		0.16%
Net Expenses(6)	1.61	%(7)	1.51	%(8)	1.51	%(8)

	National Tax- Free Fund		Municipal Bond Fund		Pro Forma Combined- Municipal Bond Fund(1)
	Class C		Class C		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	1.00%		1.00%		1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)	0.35%		0.34%		0.34%
Distribution (12b-1) Fees	0.75%		0.75%		0.75%
Other Expenses(3)	0.56%		0.57%		0.57%
Acquired Fund Fees and Expenses(4)	0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses	1.67	%(5)	1.67	%(5)	1.67%
Fee Waivers	0.06%		0.16%		0.16%
Net Expenses(6)	1.61	%(7)	1.51	%(8)	1.51	%(8)

	National Tax- Free Fund		Municipal Bond Fund		Pro Forma Combined- Municipal Bond Fund(1)
	Administrator Class		Administrator Class		Administrator Class
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)	0.35%		0.34%		0.34%
Distribution (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses(3)	0.48%		0.49%		0.49%
Acquired Fund Fees and Expenses(4)	0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses	0.84	%(5)	0.84	%(5)	0.84%
Fee Waivers	0.23%		0.23%		0.23%
Net Expenses(6)	0.61	%(7)	0.61	%(8)	0.61	%(8)

(1)

Assuming Reorganization of the Class A, Class B, Class C, and Administrator Class shares of the National Tax-Free Fund into the Class A, Class B, Class C, and Administrator Class shares, respectively, of the Municipal Bond Fund.

(2)	Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisory Fees” section.
(3)	Includes expenses payable to affiliates of Wells Fargo & Company.
(4)

Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

(5)	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
(6)	The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
(7)

Funds Management has committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.85% for Class A shares, 1.60% for Class B and Class C shares and 0.60% for Administrator Class shares. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

(8)

Funds Management has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 0.75% for Class A shares, 1.50% for Class B and Class C shares, and 0.60% for Administrator Class shares. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

(9)

Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See “Comparison of Shareholder Account Features and Services” for further information.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. The fee waivers in the Annual Operating Expenses are only reflected for the length of each waiver commitment in each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	National Tax-Free Fund	Municipal Bond Fund	Pro Forma Combined- Municipal Bond Fund(1)
	Class A	Class A	Class A
One Year	$534	$524	$524
Three Years	$724	$715	$715
Five Years	$931	$922	$922
Ten Years	$1,525	$1,518	$1,518

	National Tax-Free Fund	Municipal Bond Fund	Pro Forma Combined- Municipal Bond Fund(1)
If you redeem your shares	Class B	Class B	Class B
One Year	$664	$654	$654
Three Years	$821	$811	$811
Five Years	$1,102	$1,093	$1,093
Ten Years	$1,678	$1,671	$1,671

	National Tax-Free Fund	Municipal Bond Fund	Pro Forma Combined- Municipal Bond Fund(1)
If you do not redeem your shares	Class B	Class B	Class B
One Year	$164	$154	$154
Three Years	$521	$511	$511
Five Years	$902	$893	$893
Ten Years	$1,678	$1,671	$1,671

	National Tax-Free Fund	Municipal Bond Fund	Pro Forma Combined- Municipal Bond Fund(1)
If you redeem your shares	Class C	Class C	Class C
One Year	$264	$254	$254
Three Years	$521	$511	$511
Five Years	$902	$893	$893
Ten Years	$1,971	$1,966	$1,966

	National Tax-Free Fund	Municipal Bond Fund	Pro Forma Combined- Municipal Bond Fund(1)
If you do not redeem your shares	Class C	Class C	Class C
One Year	$164	$154	$154
Three Years	$521	$511	$511
Five Years	$902	$893	$893
Ten Years	$1,971	$1,966	$1,966

	National Tax-Free Fund	Municipal Bond Fund	Pro Forma Combined- Municipal Bond Fund(1)
If you redeem your shares	Administrator Class	Administrator Class	Administrator Class
One Year	$62	$62	$62
Three Years	$245	$245	$245
Five Years	$443	$444	$444
Ten Years	$1,016	$1,018	$1,018

(1)

Assuming Reorganization of the Class A, Class B, Class C, and Administrator Class shares of the National Tax-Free Fund into the Class A, Class B, Class C, and Administrator Class shares, respectively, of the Municipal Bond Fund.

The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

G. Overseas Fund/International Equity Fund

The following comparative fee tables describe the Fund expenses you may pay, both directly and indirectly, if you hold shares of the Funds. The pro forma combined shareholder fees and operating expenses show the anticipated effects, if any, of the Reorganization. The Total Annual Operating Expenses tables and Examples shown below are based on actual expenses incurred during the Funds’ most recent twelve-month period ended September 30, 2007.

	Overseas Fund	International Equity Fund	Pro Forma Combined- International Equity Fund(1)
	Investor Class	Investor Class (new)	Investor Class (new)
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	None	None	None
Redemption Fee(2)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(3)	0.95%	0.93%	0.93%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses(4)	0.96%	0.89%	0.89%
Total Annual Fund Operating Expenses	1.91%	1.82%	1.82%
Fee Waivers	0.45%	0.36%	0.36%
Net Expenses(5)	1.46%	1.46%	1.46%

	Overseas Fund	International Equity Fund	Pro Forma Combined- International Equity Fund(1)
	Institutional Class	Institutional Class	Institutional Class
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	None	None	None
Redemption Fee(2)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(3)	0.95%	0.93%	0.93%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses(4)	0.39%	0.32%	0.32%
Total Annual Fund Operating Expenses	1.34%	1.25%	1.25%
Fee Waivers	0.39%	0.20%	0.26%
Net Expenses(5)	0.95%	1.05%	0.99%

(1)	Assuming Reorganization of the Investor Class and Institutional Class shares of the Overseas Fund into the Investor Class and Institutional shares, respectively, of the International Equity Fund.
(2)	Deducted from the net proceeds if shares redeemed (or exchanged) within 30 days of purchase. This fee is retained by the Fund.

(3)	Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisory Fees” section.
(4)	Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
(5)

Funds Management has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. The fee waivers in the Annual Operating Expenses are only reflected for the length of each waiver commitment in each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Overseas Fund	International Equity Fund	Pro Forma Combined- International Equity Fund(1)
	Investor Class	Investor Class (new)	Investor Class (new)
One Year	$149	$149	$149
Three Years	$556	$538	$538
Five Years	$990	$952	$952
Ten Years	$2,196	$2,108	$2,108

	Overseas Fund	International Equity Fund	Pro Forma Combined- International Equity Fund(1)
	Institutional Class	Institutional Class	Institutional Class
One Year	$97	$107	$101
Three Years	$386	$377	$371
Five Years	$697	$667	$661
Ten Years	$1,579	$1,494	$1,488

(1)	Assuming Reorganization of the Investor Class and Institutional Class shares of the Overseas Fund into the Investor Class and Institutional shares, respectively, of the International Equity Fund.

The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

H. Value Fund/C&B Large Cap Value Fund

The following comparative fee tables describe the Fund expenses you may pay, both directly and indirectly, if you hold shares of the Funds. The pro forma combined shareholder fees and operating expenses show the anticipated effects, if any, of the Reorganization. The Total Annual Operating Expenses tables and Examples shown below are based on actual expenses incurred during the Value Fund’s most recent twelve-month period ended July 31, 2007 and the C&B Large Cap Value Fund’s most recent twelve month period ended September 30, 2007.

	Value Fund		C&B Large Cap Value Fund		Pro Forma Combined- C&B Large Cap Value Fund(1)
	Class A		Class A		Class A
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%		5.75%		5.75%
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	None	(10)	None	(10)	None	(10)
Redemption Fee(2)	1.00%		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(3)	0.70%		0.67%		0.67%
Distribution (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses(4)	1.00%		0.64%		0.64%
Acquired Fund Fees and Expenses(5)	0.01%		0.00%		0.00%
Total Annual Fund Operating Expenses	1.71%		1.31	%(6)	1.31	%(6)
Fee Waivers	0.50%		0.16%		0.16%
Net Expenses	1.21	%(7)(8)	1.15	%(9)	1.15	%(9)

	Value Fund		C&B Large Cap Value Fund		Pro Forma Combined- C&B Large Cap Value Fund(1)
	Class B		Class B		Class B
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	5.00%		5.00%		5.00%
Redemption Fee(2)	1.00%		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(3)	0.70%		0.67%		0.67%
Distribution (12b-1) Fees	0.75%		0.75%		0.75%
Other Expenses(4)	1.01%		0.64%		0.64%
Acquired Fund Fees and Expenses(5)	0.01%		0.00%		0.00%
Total Annual Fund Operating Expenses	2.47%		2.06	%(6)	2.06	%(6)
Fee Waivers	0.51%		0.16%		0.16%
Net Expenses	1.96	%(7)(8)	1.90	%(9)	1.90	%(9)

	Value Fund		C&B Large Cap Value Fund		Pro Forma Combined- C&B Large Cap Value Fund(1)
	Class C		Class C		Class C
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	1.00%		1.00%		1.00%
Redemption Fee(2)	1.00%		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(3)	0.70%		0.67%		0.67%
Distribution (12b-1) Fees	0.75%		0.75%		0.75%
Other Expenses(4)	1.01%		0.64%		0.64%
Acquired Fund Fees and Expenses(5)	0.01%		0.00%		0.00%
Total Annual Fund Operating Expenses	2.47%		2.06	%(6)	2.06	%(6)
Fee Waivers	0.51%		0.16%		0.16%
Net Expenses	1.96	%(7)(8)	1.90	%(9)	1.90	%(9)

	Value Fund		C&B Large Cap Value Fund		Pro Forma Combined- C&B Large Cap Value Fund(1)
	Investor Class		Investor Class (formerly Class D)		Investor Class (formerly Class D)
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	None		None		None
Redemption Fee(2)	1.00%		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(3)	0.70%		0.67%		0.67%
Distribution (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses(4)	1.16%		0.76%		0.76%
Acquired Fund Fees and Expenses(5)	0.01%		0.00%		0.00%
Total Annual Fund Operating Expenses	1.87%		1.43	%(6)	1.43	%(6)
Fee Waivers	0.66%		0.23%		0.23%
Net Expenses	1.21	%(7)(8)	1.20	%(9)	1.20	%(9)

	Value Fund		C&B Large Cap Value Fund		Pro Forma Combined- C&B Large Cap Value Fund(1)
	Administrator Class		Administrator Class		Administrator Class
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	None		None		None
Redemption Fee(2)	1.00%		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(3)	0.70%		0.67%		0.67%
Distribution (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses(4)	0.81%		0.46%		0.46%
Acquired Fund Fees and Expenses(5)	0.01%		0.00%		0.00%
Total Annual Fund Operating Expenses	1.52%		1.13	%(6)	1.13	%(6)
Fee Waivers	0.56%		0.18%		0.18%
Net Expenses	0.96	%(7)(8)	0.95	%(9)	0.95	%(9)

(1)

Assuming Reorganization of the Class A, Class B, Class C, Investor Class, and Administrator Class shares of the Value Fund into the Class A, Class B, Class C, Investor Class and Administrator Class shares, respectively, of the C&B Large Cap Value Fund.

(2)	Deducted from the net proceeds if shares redeemed (or exchanged) within 365 days of purchase. This fee is retained by the Fund.
(3)	Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisory Fees” section.
(4)	Includes expenses payable to affiliates of Wells Fargo & Company.
(5)

Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

(6)	Includes gross expenses allocated from the master portfolio in which the Fund invests.
(7)	The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
(8)

Funds Management has committed through November 30, 2008 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio, excluding the expenses of any money market fund or other fund held by the Fund, at 1.20% for Class A shares, 1.95% for Class B and Class C shares, 1.20% for Investor Class shares and 0.95% for Administrator Class shares. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

(9)

Funds Management has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

(10)

Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months from the date of purchase. See “Comparison of Shareholder Account Features and Services” for further information.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. The fee waivers in the Annual Operating Expenses are only reflected for the length of each waiver commitment in each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Value Fund	C&B Large Cap Value Fund	Pro Forma Combined- C&B Large Cap Value Fund(1)
	Class A	Class A	Class A
One Year	$691	$685	$685
Three Years	$1,037	$951	$951
Five Years	$1,406	$1,237	$1,237
Ten Years	$2,439	$2,050	$2,050

	Value Fund	C&B Large Cap Value Fund	Pro Forma Combined- C&B Large Cap Value Fund(1)
If you redeem your shares	Class B	Class B	Class B
One Year	$699	$693	$693
Three Years	$1,021	$930	$930
Five Years	$1,470	$1,294	$1,294
Ten Years	$2,488	$2,094	$2,094

	Value Fund	C&B Large Cap Value Fund	Pro Forma Combined- C&B Large Cap Value Fund(1)
If you do not redeem your shares	Class B	Class B	Class B
One Year	$199	$193	$193
Three Years	$721	$630	$630
Five Years	$1,270	$1,094	$1,094
Ten Years	$2,488	$2,094	$2,094

	Value Fund	C&B Large Cap Value Fund	Pro Forma Combined- C&B Large Cap Value Fund(1)
If you redeem your shares	Class C	Class C	Class C
One Year	$299	$293	$293
Three Years	$721	$630	$630
Five Years	$1,270	$1,094	$1,094
Ten Years	$2,768	$2,377	$2,377

	Value Fund	C&B Large Cap Value Fund	Pro Forma Combined- C&B Large Cap Value Fund(1)
If you do not redeem your shares	Class C	Class C	Class C
One Year	$199	$193	$193
Three Years	$721	$630	$630
Five Years	$1,270	$1,094	$1,094
Ten Years	$2,768	$2,377	$2,377

	Value Fund	C&B Large Cap Value Fund	Pro Forma Combined- C&B Large Cap Value Fund(1)
	Investor Class	Investor Class (formerly Class D)	Investor Class (formerly Class D)
One Year	$123	$122	$122
Three Years	$524	$430	$430
Five Years	$950	$760	$760
Ten Years	$2,137	$1,693	$1,693

	Value Fund	C&B Large Cap Value Fund	Pro Forma Combined- C&B Large Cap Value Fund(1)
	Administrator Class	Administrator Class	Administrator Class
One Year	$98	$97	$97
Three Years	$425	$341	$341
Five Years	$776	$605	$605
Ten Years	$1,765	$1,359	$1,359

(1)

Assuming Reorganization of the Class A, Class B, Class C, Investor Class, and Administrator Class shares of the Value Fund into the Class A, Class B, Class C, Investor Class and Administrator Class shares, respectively, of the C&B Large Cap Value Fund.

EXHIBIT B — COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENTS

AND PRINCIPAL INVESTMENT STRATEGIES, SUB-ADVISERS AND PORTFOLIO MANAGERS OF

THE TARGET FUNDS AND ACQUIRING FUNDS

	BALANCED (TARGET FUND)	ASSET ALLOCATION (ACQUIRING FUND)
Investment Objective	Seeks total return, consisting of capital appreciation and current income.	Seeks long-term total return, consisting of capital appreciation and current income.
Principal Investments

Under normal circumstances, the Fund invests:

-   60% of the Fund’s total assets in equity securities;

-   40% of the Fund’s total assets in fixed income securities; and

-   up to 10% of the Fund’s total assets in below investment-grade fixed income securities.

		The Fund’s “neutral” target allocation is as follows: - 60% of the Fund’s total assets in equity securities; and - 40% of the Fund’s total assets in fixed income securities. Target Allocations
			Neutral Target Allocation	Target Allocation Ranges
		Equity Styles	60%	35–85%
		Fixed Income Styles	40%	15–65%

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in both equity and fixed income securities. The Fund primarily invests the equity portion of the its portfolio in securities, including common and preferred stocks and convertible securities, of large-capitalization, dividend-paying, U.S. companies that offer the potential for capital growth, and attempt to balance an investment’s prospects for growth and income with its potential risks. The Fund primarily invests the fixed income portion of its portfolio in investment-grade bonds of intermediate duration, including U.S. Government obligations, corporate securities and mortgage-backed securities.

For the equity portion, the Fund invests principally in equity securities of large-capitalization companies that it defines as companies with market capitalizations of $3 billion or more. The Fund focuses on identifying companies that it believes have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and dividend growth. The Fund’s screening process to identify such premier companies involves a search by market capitalization, dividend income, and stability of earnings to refine its selection universe. Additionally, the Fund screens for valuation by utilizing a comparative valuation tool that ranks a company’s stock

The asset classes we invest in are:

Equity Securities—The Fund invests a portion of its assets in common stocks to replicate the S&P 500 Index. The Fund does not individually select common stocks on the basis of traditional investment analysis. Instead, it invests in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

Fixed Income Securities—The Fund invests a portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund seeks to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions.

BALANCED (TARGET FUND)	ASSET ALLOCATION (ACQUIRING FUND)

against a universe of other companies. This process helps the Fund identify undervalued stocks and allows the Fund to focus its fundamental research on stocks that appear to offer exceptional investment opportunities. The Fund’s fundamental research includes in-depth financial statement analysis that includes looking at a company’s operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. The Fund believes that its focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet the Fund’s select screening criteria, it generally follows a low turnover approach and will only sell a stock if it no longer fits its criteria of a premier company.

For the fixed income portion, the Fund employs a top-down, macroeconomic outlook to determine the portfolio’s duration, yield curve positioning and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, the Fund employs a bottom-up process of fundamental securities analysis to select specific securities for investment. Elements of this evaluation may include duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. The Fund may sell a security due to changes in its outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. The Fund may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund attempts to enhance its returns by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in its target allocations. The Fund does not anticipate making a substantial number of target allocation changes. The Fund uses futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. The Fund may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The percentage of Fund assets that it invests in different asset classes may temporarily deviate from the Fund’s target allocations due to changes in market values. The Fund may use cash flows or effect transactions to re-establish the target allocations.

	BALANCED (TARGET FUND)	ASSET ALLOCATION (ACQUIRING FUND)
The percentage of Fund assets invested in equity securities or fixed-income securities may temporarily deviate from the percentages indicated above due to changes in market values. The Fund uses the daily cash flows to maintain the target asset allocations, and will rebalance when its assets deviate by a significant percentage from the target asset allocations.
Sub-Adviser	Wells Capital Management Incorporated	Wells Capital Management Incorporated
Portfolio Managers	Gary J. Dunn, CFA W. Frank Koster Robert M. Thornburg	Galen G. Blomster, CFA Gregory T. Genung, CFA Jeffrey P. Mellas

	CORPORATE BOND (TARGET FUND)	INCOME PLUS (ACQUIRING FUND)
Investment Objective	Seeks current income while maintaining prospects for capital appreciation.	Seeks to maximize income while maintaining prospects for capital appreciation.
Principal Investments

Under normal circumstances, the Fund invests:

-   at least 80% of the Fund’s net assets in corporate debt securities;

-   up to 35% of the Fund’s total assets in U.S. dollar-denominated debt securities of foreign issuers; and

-   up to 25% of the Fund’s total assets in below investment-grade debt securities.

Under normal circumstances the Fund invests:

-   at least 80% of the Fund’s net assets in income-producing securities;

-   up to 35% of the Fund’s total assets in debt securities that are below investment-grade; and

-   up to 25% of the Fund’s total assets in debt securities of foreign issuers.

Principal Investment Strategies

We invest principally in corporate debt securities. We may invest in investment-grade and below investment-grade debt securities (often called “high-yield” securities or “junk bonds”), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through C by Standard & Poor’s, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.

We begin our investment process with a top-down, macroeconomic view to guide our decision-making. Our macroeconomic view is used to determine the portfolio’s duration, yield curve positioning and industry allocation. We then employ credit analysis to determine which securities to purchase. This analysis includes an assessment of macroeconomic trends, industry characteristics and corporate earnings. Our credit analysis also considers an issuer’s general financial condition, its competitive position and its management strategies. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We invest principally in debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include debt securities of both domestic and foreign issuers. We invest in both investment-grade and below investment-grade debt securities. Below investment-grade debt securities (often called “high yield” securities or “junk bonds”) offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least Caa by Moody’s or CCC by Standard & Poor’s, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We expect to maintain an average credit quality for this portion of the Fund’s portfolio equivalent to B or higher. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters,

	CORPORATE BOND (TARGET FUND)	INCOME PLUS (ACQUIRING FUND)
we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.
Sub-Adviser	Wells Capital Management Incorporated	Wells Capital Management Incorporated
Portfolio Managers	D. James Newton II, CFA, CPA Janet S. Rilling, CFA, CPA

W. Frank Koster

Thomas M. Price, CFA

Note: Effective at the Closing of the Reorganization, Funds Management intends to add the current portfolio managers of the Target Fund and Michael J. Bray, CFA, to the Acquiring Fund.

	HIGH YIELD BOND (TARGET FUND)	HIGH INCOME (ACQUIRING FUND)
Investment Objective	Seeks total return, consisting of a high level of current income and capital appreciation.	Seeks total return, consisting of a high level of current income and capital appreciation.
Principal Investments

Under normal circumstances, the Fund invests:

-   at least 80% of the Fund’s net assets in corporate debt securities that are below investment-grade; and

-   up to 20% of the Fund’s net assets in preferred and convertible securities.

Under normal circumstances the Fund invests:

-   at least 80% of the Fund’s net assets in corporate debt securities that are below investment-grade;

-   up to 30% of the Fund’s total assets in U.S. dollar-denominated debt securities of foreign issuers;

-   up to 20% of the Fund’s total assets in equities and convertible debt securities; and

-   up to 10% of the Fund’s total assets in debt securities that are in default at the time of purchase.

Principal Investment Strategies

We invest principally in below investment-grade debt securities (often called “high yield” securities or “junk bonds”) of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. We will generally invest in below investment-grade debt securities that are rated at least Caa by Moody’s or CCC by Standard & Poor’s, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. The average credit quality of the Fund’s portfolio is expected to be equivalent to B or higher. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We do not manage the Fund’s portfolio to a specific maturity or duration.

We focus on individual security selection (primarily using a bottom-up approach) and seek to identify high yield securities that appear comparatively undervalued. We use our knowledge of various industries to assess the risk/return tradeoff among issuers within particular industries, seeking to identify compelling relative value investments. We analyze the issuers’ long-term prospects and focus on characteristics such as management, asset coverage, free cash flow generation, liquidity and business risk. Our research and analysis highlights industry drivers, competitive position and operating trends with an emphasis on cash flow. We also talk to management, and consult industry contacts, debt and equity analysts, and rating agencies. We purchase securities when attractive risk/reward ideas are identified and sell securities when either the securities become overvalued or circumstances change in a way that adversely affects this risk/return profile.

We invest principally in below investment-grade debt securities (often called “high-yield” securities or “junk bonds”) of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by S&P, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.

We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

	HIGH YIELD BOND (TARGET FUND)	HIGH INCOME (ACQUIRING FUND)
Sub-Adviser	Wells Capital Management Incorporated	Wells Capital Management Incorporated
Portfolio Managers	Niklas Nordenfelt, CFA Phil Susser	Kevin J. Maas, CFA Thomas M. Price, CFA Michael J. Schueller, CFA

	INTERMEDIATE GOVERNMENT INCOME (TARGET FUND)	GOVERNMENT SECURITIES (ACQUIRING FUND)
Investment Objective	Seeks to provide current income consistent with safety of principal.	Seeks current income.
Principal Investments

Under normal circumstances, the Fund invests:

-   at least 80% of the Fund’s net assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations; and

-   up to 20% of the Fund’s net assets in non-government mortgage- and asset-backed securities.

Under normal circumstances the Fund invests:

-   at least 80% of the Fund’s net assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations; and

-   up to 20% of the Fund’s net assets in non-government investment-grade debt securities.

Principal Investment Strategies

We invest principally in fixed and variable rate U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls or reverse repurchase agreements. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund’s dollar-weighted average effective duration will be within the range of 3- and 5-year U.S. Treasury notes. As a result, the dollar-weighted average effective maturity of the Fund generally ranges from 3 to 10 years.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential, relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities. As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls or invest in stripped securities. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a top-down, macroeconomic outlook to determine the portfolio’s duration, yield curve positioning and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

	INTERMEDIATE GOVERNMENT INCOME (TARGET FUND)	GOVERNMENT SECURITIES (ACQUIRING FUND)
Sub-Adviser	Wells Capital Management Incorporated	Wells Capital Management Incorporated

Portfolio Manager(s)	William Stevens	Michael J. Bray, CFA W. Frank Koster Jay N. Mueller, CFA

	NATIONAL LIMITED-TERM TAX-FREE (TARGET FUND)	SHORT-TERM MUNICIPAL BOND (ACQUIRING FUND)
Investment Objective	Seeks current income exempt from federal income taxes, consistent with capital preservation.	Seeks current income exempt from federal income tax consistent with capital preservation.
Principal Investments

Under normal circumstances, the Fund invests:

-   at least 80% of the Fund’s net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT;

-   up to 20% of the Fund’s net assets in securities that pay interest subject to federal income tax, including federal AMT; and

-   up to 10% of the Fund’s total assets in below investment-grade municipal securities.

Under normal circumstances the Fund invests:

-   at least 80% of the Fund’s net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;

-   up to 20% of the Fund’s net assets in securities that pay interest subject to federal AMT; and

-   up to 15% of the Fund’s total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund’s net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund’s dollar-weighted average effective maturity to be between 1 and 5 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive

We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily the federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund’s total assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund’s dollar-weighted average effective maturity to be 3 years or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among

	NATIONAL LIMITED-TERM TAX-FREE (TARGET FUND)	SHORT-TERM MUNICIPAL BOND (ACQUIRING FUND)
	industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.	others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.
Sub-Adviser	Wells Capital Management Incorporated	Wells Capital Management Incorporated
Portfolio Manager(s)	Lyle J. Fitterer, CFA, CPA	Wendy Casetta Lyle J. Fitterer, CFA, CPA

	NATIONAL TAX-FREE (TARGET FUND)	MUNICIPAL BOND (ACQUIRING FUND)
Investment Objective	Seeks current income exempt from federal income tax.	Seeks current income exempt from federal income tax.
Principal Investments

Under normal circumstances, the Fund invests:

-   at least 80% of the Fund’s net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT;

-   up to 20% of the Fund’s net assets in securities that pay interest subject to federal income tax, including federal AMT; and

-   up to 10% of the Fund’s total assets in below investment-grade municipal securities.

Under normal circumstances the Fund invests:

-   at least 80% of the Fund’s net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;

-   up to 20% of the Fund’s net assets in securities that pay interest subject to federal AMT; and

-   up to 20% of the Fund’s total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund’s net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund’s dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities.

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund’s total assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund’s dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities.

	NATIONAL TAX-FREE (TARGET FUND)	MUNICIPAL BOND (ACQUIRING FUND)
	We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.	We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.
Sub-Adviser	Wells Capital Management Incorporated	Wells Capital Management Incorporated
Portfolio Managers	Lyle J. Fitterer, CFA, CPA	Lyle J. Fitterer, CFA, CPA

	OVERSEAS (TARGET FUND)	INTERNATIONAL EQUITY (ACQUIRING FUND)
Investment Objective	Seeks long-term capital appreciation.	Seeks long-term capital appreciation.
Principal Investments

Under normal circumstances, the Fund invests:

-   at least 80% of the Fund’s net assets in equity securities of foreign issuers; and

-   up to 20% of the Fund’s total assets in emerging market equity securities.

Under normal circumstances the Fund invests:

-   at least 80% of the Fund’s net assets in equity securities of foreign issuers; and

-   up to 20% of the Fund’s total assets in emerging market equity securities.

Principal Investment Strategies

We invest principally in equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

(The following disclosure tracks New Star’s Principal Investment Strategies.) We invest in companies with strong growth potential and offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We follow a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an “Economic Value Added” (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. We reserve the

We invest principally in the equity securities of foreign issuers through the use of three different styles of international equity management: an international growth style, sub-advised by Artisan Partners Limited Partnership; an international value style, sub-advised by LSV Asset Management; and an international blend style, sub-advised by New Star Institutional Managers Limited. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio’s foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

Artisan Partners Limited Partnership (Artisan)

Artisan invests in equity securities of foreign issuers by using a bottom-up investment process described below to identify investments in international growth companies, focusing on industries or themes that Artisan believes present accelerating growth prospects. Company visits are a key component of Artisan’s investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth. Artisan pays careful

OVERSEAS (TARGET FUND)	INTERNATIONAL EQUITY (ACQUIRING FUND)
right to hedge the portfolio’s foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

attention to valuation relative to a company’s market or global industry in choosing investments. Artisan generally purchases securities it believes offer the most compelling potential earnings growth relative to their valuation. Artisan may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or to take advantage of a better opportunity.

LSV Asset Management (LSV)

LSV invests in equity securities of foreign issuers which it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors LSV considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. LSV believes that these securities have the potential to produce future returns if their future growth exceeds the market’s low expectations. LSV uses a quantitative investment model to make investment decisions for the Fund. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock’s relative portfolio weight has appreciated significantly (relative to the benchmark).

	OVERSEAS (TARGET FUND)	INTERNATIONAL EQUITY (ACQUIRING FUND)

New Star Institutional Managers Limited (New Star)

New Star invests in equity securities of foreign issuers with strong growth potential and that offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company’s history of meeting earnings targets). New Star follows a two-phase investment process. In the first phase, New Star conducts bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an “Economic Value Added” (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, New Star may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.

Sub-Adviser(s)	New Star Institutional Managers Limited	Artisan Partners Limited Partnership LSV Asset Management New Star Institutional Managers Limited
Portfolio Manager	Mark Beale Brian Coffey Richard Lewis	Mark Beale Brian Coffey Josef Lakonishok Richard Lewis Puneet Mansharamani, CFA Menno Vermeulen, CFA Mark L. Yockey, CFA

	VALUE (TARGET FUND)	C&B LARGE CAP VALUE (ACQUIRING FUND)
Investment Objective	Seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal of large capitalization companies.	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.
Principal Investments	Under normal circumstances, the Fund invests: - at least 80% of the Fund’s total assets in equity securities of large-capitalization companies.	Under normal circumstances the Fund invests: - at least 80% of the Fund’s net assets in equity securities of large-capitalization companies.
Principal Investment Strategies

We invest principally in equity securities of large-capitalization companies which we define as companies with market capitalizations of $3 billion or more. We attempt to minimize adverse federal income tax consequences for the Fund’s shareholders by managing the amount of realized gains, through reduced portfolio turnover. We cannot predict the impact of this strategy on the realization of gains or losses for the Fund but we intend to balance these tax considerations with the pursuit of the Fund’s objective. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company’s financial characteristics and an assessment of the quality of a company’s management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the

The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company’s financial characteristics and an assessment of the quality of a company’s management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio’s assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a

	VALUE (TARGET FUND)	C&B LARGE CAP VALUE (ACQUIRING FUND)
	investments of the portfolio and may sell a portfolio holding when we believe it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.	portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.
Sub-Adviser	Cooke & Bieler, LP	Cooke & Bieler, LP
Portfolio Managers	Kermit S. Eck, CFA Daren C. Heitman, CFA Michael M. Meyer, CFA James R. Norris Edward W. O’Connor, CFA R. James O’Neil, CFA Mehul Trivedi, CFA	Kermit S. Eck, CFA Daren C. Heitman, CFA Michael M. Meyer, CFA James R. Norris Edward W. O’Connor, CFA R. James O’Neil, CFA Mehul Trivedi, CFA

EXHIBIT C — COMPARISON OF RISKS

The following tables identify which principal risks are applicable to each Target Fund and Acquiring Fund (in bold print). A detailed definition of each of these risks can be found under the section, “Common and Specific Risk Considerations” in the Prospectus/Proxy Statement.

	Balanced	Asset Allocation	Corporate Bond		Income Plus	High Yield Bond	High Income
Active Trading Risk			—		—
Counter-Party Risk	—	—	—		—	—	—
Currency Hedging Risk					—
Debt Securities Risk	—	—	—		—	—	—
Derivatives Risk	—	—	—		—	—	—
Emerging Markets Risk
Foreign Investment Risk	—		—		—		—
Growth Style Investment Risk
High Yield Securities Risk	—		—		—	—	—
Index Tracking Risk		—
Issuer Risk	—	—	—		—	—	—
Leverage Risk	—	—	—		—	—	—
Liquidity Risk	—	—	—		—	—	—
Management Risk	—	—	—		—	—	—
Market Risk	—	—	—		—	—	—
Mortgage- and Asset-Backed Securities Risk	—			`	—
Multi-Style Management Risk
Municipal Securities Risk
Regulatory Risk	—	—	—		—	—	—
Smaller Company Risk
Stripped Securities Risk			—				—
Tax Suitability Risk
U.S. Government Obligations Risk	—	—			—
Value Style Investment Risk	—

	Intermediate Government Income	Government Securities	National Limited- Term Tax-Free	Short- Term Municipal Bond	National Tax-Free	Municipal Bond
Active Trading Risk	—	—		—		—
Counter-Party Risk	—	—	—	—	—	—
Currency Hedging Risk
Debt Securities Risk	—	—	—	—	—	—
Derivatives Risk	—	—	—	—	—	—
Emerging Markets Risk
Foreign Investment Risk
Growth Style Investment Risk
High Yield Securities Risk			—	—	—	—
Index Tracking Risk
Issuer Risk	—	—
Leverage Risk	—	—	—	—	—	—
Liquidity Risk	—	—	—	—	—	—
Management Risk	—	—	—	—	—	—
Market Risk	—	—	—	—	—	—

C-1

	Intermediate Government Income	Government Securities	National Limited- Term Tax-Free	Short- Term Municipal Bond	National Tax-Free	Municipal Bond
Mortgage- and Asset-Backed Securities Risk	—	—
Multi-Style Management Risk
Municipal Securities Risk			—	—	—	—
Regulatory Risk	—	—	—	—	—	—
Smaller Company Risk
Stripped Securities Risk	—	—
Tax Suitability Risk
U.S. Government Obligations Risk	—	—
Value Style Investment Risk

	Overseas	International Equity	Value	C&B Large Cap Value
Active Trading Risk
Counter-Party Risk	—	—	—	—
Currency Hedging Risk	—	—
Debt Securities Risk
Derivatives Risk	—	—	—	—
Emerging Markets Risk	—	—
Foreign Investment Risk	—	—
Growth Style Investment Risk	—	—
High Yield Securities Risk
Index Tracking Risk
Issuer Risk	—	—	—	—
Leverage Risk	—	—	—	—
Liquidity Risk	—	—	—	—
Management Risk	—	—	—	—
Market Risk	—	—	—	—
Mortgage- and Asset-Backed Securities Risk
Multi-Style Management Risk		—
Municipal Securities Risk
Regulatory Risk	—	—	—	—
Smaller Company Risk	—	—
Stripped Securities Risk
Tax Suitability Risk			—
U.S. Government Obligations Risk
Value Style Investment Risk	—	—	—	—

C-2

EXHIBIT D — PORTFOLIO MANAGERS

Mark Beale

International Equity Fund

Overseas Fund

Mr. Beale is jointly responsible for managing the International Equity Fund, which he has managed since 2004, and the Overseas Fund, which he has managed since 2005. Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star’s international equity product. He is a member of the Investment Policy and Currency Group. Mr. Beale is Co-Head of Institutional Equity and has oversight of the New Star Team-based approach. Education: B.A., Economic History, University of Sussex, England.

Galen G. Blomster, CFA

Asset Allocation Fund

Mr. Blomster is jointly responsible for managing the Asset Allocation Fund, which he has managed since 2002. He joined Wells Capital Management as Vice President and Director of Research from Norwest Investment Management, where he served as a portfolio manager until the two firms combined investment advisory services under the Wells Capital Management name in 1999. He briefly retired from Wells Capital Management in April 2007, and rejoined the firm in October 2007 as a Principal and Senior Advisor serving in an advisory capacity on the Quantitative Strategies Team. In this role, Mr. Blomster focuses primarily on research and the maintenance and development of the team’s quantitative models. Education: B.S., Dairy/Food Science and Economics, University of Minnesota; M.S. and Ph.D., Purdue University.

Michael J. Bray, CFA

Government Securities Fund

Income Plus Fund (effective at the Closing of the Reorganization)

Mr. Bray is jointly responsible for managing the Government Securities Fund, which he has managed since 2005, and, effective at the Closing of the Reorganization, will co-manage the Income Plus Fund. Mr. Bray joined Wells Capital Management in 2005 as a portfolio manager on the Customized Fixed Income Team specializing in government, agency and mortgage- and asset-backed securities. Prior to joining Wells Capital Management, Mr. Bray was a principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to 2004, he was the managing director at State Street Research and Management, focusing on mutual fund and institutional account management. Education: B.S., Math and Actuarial Science, University of Connecticut, Storrs; M.B.A., Pennsylvania State University.

Wendy Casetta

Short-Term Municipal Bond Fund

Ms. Casetta is jointly responsible for managing the Short-Term Municipal Bond Fund, which she has managed since 2007. Ms. Casetta joined Wells Capital Management in 2005 as a portfolio manager with the Municipal Fixed Income Team. Prior to joining Wells Capital Management, Ms. Casetta was with Strong Capital Management, where she was a senior research analyst and portfolio manager for the Municipal Credit Research Team since 1998. Education: B.A., Finance, University of Wisconsin-Oshkosh; M.B.A., Business Administration, University of North Florida.

Brian Coffey

International Equity Fund

Overseas Fund

Mr. Coffey is jointly responsible for managing the International Equity Fund and the Overseas Fund, both of which he has managed since 2006. Mr. Coffey joined New Star in 1988. Since 1988 he has served as a portfolio manager for emerging markets portfolios, is a member of the Investment Policy Group and continues to lead the efforts for research and stock selection in Latin America. Education: B.Sc., Financial Economics, University of London.

Gary J. Dunn, CFA

Balanced Fund

Mr. Dunn is jointly responsible for managing the Balanced Fund, which he has managed since 2005. He joined Wells Capital Management in 1998 as Principal for Wells Capital Management’s Equity Income Team and since 1998 has continued to serve as a portfolio manager and financial analyst. Prior to 1988, he served as Director of Institutional Investments of Norwest Investment Management, which combined investment advisory services with Wells Capital Management in 1999. Education: B.A., Economics, Carroll College.

Kermit S. Eck, CFA

C&B Large Cap Value Fund

Value Fund

Mr. Eck is jointly responsible for managing the C&B Large Cap Value Fund and the Value Fund, both of which he has managed since 1997. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a partner, portfolio manager and research analyst. Education: B.S., Computer Science, Montana State University; M.B.A., Stanford University.

Lyle J. Fitterer, CFA, CPA

Municipal Bond Fund

National Limited-Term Tax-Free Fund

National Tax-Free Fund

Short-Term Municipal Bond Fund

Mr. Fitterer is responsible for managing the National Limited-Term Tax-Free Fund, which he has managed since 2006. Mr. Fitterer is jointly responsible for managing the Municipal Bond Fund and the Short-Term Municipal Bond Fund, both of which he has managed since 2000, and the National Tax-Free Fund, which he has managed since 2006. Mr. Fitterer joined Wells Capital Management in 2005 as the managing director and head of the Municipal Fixed Income Team and the Customized Fixed Income Team. He is also a senior portfolio manager focusing on managing tax-exempt portfolios. Prior to joining Wells Capital Management, Mr. Fitterer served as director of the Tax-Exempt Fixed Income Team at Strong Capital Management for five years. Education: B.S., Accounting, University of North Dakota.

Gregory T. Genung, CFA

Asset Allocation Fund

Mr. Genung is jointly responsible for managing the Asset Allocation Fund, which he has managed since 2006. Since joining Wells Capital Management in 2001, Mr. Genung has served as a portfolio manager for Wells Fargo index and quantitative mutual funds, private accounts and collective trust funds. From 1994 to 2001, he was a securities trader at Norwest Investment Services, Inc. Education: B.B.A. Finance, and B.A. equivalency, Economics, University of Minnesota, Duluth.

Daren C. Heitman, CFA

C&B Large Cap Value Fund

Value Fund

Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Fund and the Value Fund, both of which he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Before joining Cooke & Bieler, Mr. Heitman was with Schneider Capital Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa State University; M.B.A., University of Chicago.

W. Frank Koster

Balanced Fund

Government Securities Fund

Income Plus Fund

Mr. Koster is jointly responsible for managing the Balanced Fund and the Government Securities Fund, both of which he has managed since 2004, and the Income Plus Fund, which he has managed since 2005. He joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to joining Wells Capital Management, Mr. Koster was with Strong Capital Management, Inc. (Strong Capital Management) since 1999, serving first as a Senior Vice President of Strong Capital Management’s Institutional Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at Strong Capital Management, and from March 2001 through 2002, a portfolio manager for Strong Capital Management’s institutional fixed-income accounts and from 2002 to the present, Mr. Koster has served as a portfolio manager for fixed income mutual funds. Education: B.S., Economics, College of Wooster.

Josef Lakonishok

International Equity Fund

Dr. Lakonishok is jointly responsible for managing the International Equity Fund, which he has managed since 2004. Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. Education: B.A., Economics and Statistics, Tel Aviv University; M.B.A., Tel Aviv University; M.S. and Ph.D., Business Administration, Cornell University.

Richard Lewis

International Equity Fund

Overseas Fund

Mr. Lewis is jointly responsible for managing the International Equity Fund, which he has managed since 2004, and the Overseas Fund, which he has managed since 2005. Since joining New Star in 1989, Mr. Lewis has continued to serve as a portfolio manager for international equity funds and has been a member of the Investment Policy and Currency Group, with specific regional responsibility for New Star’s European Equity group. Mr. Lewis is Co-Head of Institutional Equity and has oversight of the New Star Team based approach. Education: B.S., Economics and Statistics, Bristol University, England.

Kevin J. Maas, CFA

High Income Fund

Mr. Maas is jointly responsible for managing the High Income Fund, which he has managed since 2007. Mr. Maas joined Wells Capital Management in 2005 as a senior research analyst specializing in taxable high yield securities. Prior to joining Wells Capital Management, Mr. Maas was with Strong Capital Management since 1999 as a high-yield, taxable fixed-income analyst. Education: B.S., Finance, University of Minnesota.

Puneet Mansharamani, CFA

International Equity Fund

Mr. Mansharamani is jointly responsible for managing the International Equity Fund, which he has managed since 2006. Mr. Mansharamani has served as a Partner and Portfolio Manager of LSV since 2006 and as a Quantitative Analyst since 2000. Education: B.S., Engineering, Delhi University, Delhi College of Engineering; M.S., Engineering, Case Western Reserve University, Case School of Engineering.

Jeffrey P. Mellas

Asset Allocation Fund

Mr. Mellas is jointly responsible for managing the Asset Allocation Fund, which he has managed since 2003. Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager. In this role, Mr. Mellas oversees quantitative investment management efforts on behalf of institutional separate accounts, mutual investment funds and collective investment funds. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio Strategist. Education: B.A., Economics, University of Minnesota; M.B.A., Finance and International Business, New York University. Additional studies: International Management Program at Hâute Etudes Commerçiales, Paris, France, and Université de Valery, Montpellier, France.

Michael M. Meyer, CFA

C&B Large Cap Value Fund

Value Fund

Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Fund, which he has managed since 1993, and the Value Fund, which he has managed since 1997. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Davidson College; M.B.A., The Wharton School of Business.

Jay N. Mueller, CFA

Government Securities Fund

Mr. Mueller is jointly responsible for managing the Government Securities Fund, which he has managed since 2004. Mr. Mueller joined Wells Capital Management in 2005 as a portfolio manager specializing in macroeconomic analysis. Prior to joining Wells Capital Management, he served as a portfolio manager with Strong Capital Management, Inc. (SCM) since 1991. Additional responsibilities at SCM included serving as director of fixed income from 2002 to 2004. Education: B.A., Economics, University of Chicago.

D. James Newton II, CFA, CPA

Corporate Bond Fund

Income Plus Fund (effective at the Closing of the Reorganization)

Mr. Newton is jointly responsible for managing the Corporate Bond Fund, which he has managed since 2005, and, effective at the Closing of the Reorganization, will co-manage the Income Plus Fund. Mr. Newton joined Wells Capital Management in 2005 as a portfolio manager and head of investment grade credit research. Prior to joining Wells Capital Management, Mr. Newton served as a high-grade, fixed-income analyst with Strong Capital Management, Inc. (SCM) since 2002. Prior to joining SCM, he was at Northwestern Mutual Life Insurance Company from 1998 to 2002, first as an associate in the Private Placement Department, and later as an investment grade credit analyst and subsequent director in the Public Fixed Income Department. Education: B.A., Economics, Albion College; M.B.A., University of Michigan.

Niklas Nordenfelt, CFA

High Yield Bond Fund

Mr. Nordenfelt is jointly responsible for managing the High Yield Bond Fund, which he has managed since 2007. Mr. Nordenfelt joined the Sutter High Yield Fixed Income team of Wells Capital Management in February 2003. Prior to being promoted to co-portfolio manager of the High Yield Bond Fund in 2007, he was an investment strategist at Wells Capital Management and was responsible for portfolio analytics, macro-strategy analysis and client portfolio management issues. Before joining Wells Capital Management, Mr. Nordenfelt was at Barclays Global Investors from 1996-2002 where he was a principal and investment strategist working directly with clients on their international and emerging markets equity strategies. Education: B.A., Economics, University of California, Berkeley.

James R. Norris

C&B Large Cap Value Fund

Value Fund

Mr. Norris is jointly responsible for managing the C&B Large Cap Value Fund and the Value Fund, both of which he has managed since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.S., Management, Guilford College; M.B.A., University of North Carolina.

Edward W. O’Connor, CFA

C&B Large Cap Value Fund

Value Fund

Mr. O’Connor is jointly responsible for managing the C&B Large Cap Value Fund and the Value Fund, both of which he has managed since 2002. Mr. O’Connor joined Cooke & Bieler in 2002 where he is currently a partner, portfolio manager and research analyst. Prior to joining Cooke & Bieler, Mr. O’Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar’s 2001 management buyout. Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of Chicago.

R. James O’Neil, CFA

C&B Large Cap Value Fund

Value Fund

Mr. O’Neil is jointly responsible for managing the C&B Large Cap Value Fund, which he has managed since 1990, and the Value Fund, which he has managed since 1997. Mr. O’Neil joined Cooke & Bieler in 1988 where he is currently a partner, portfolio manager and research analyst since that time. Education: B.A., Economics, Colby College; M.B.A., Harvard School of Business.

Thomas M. Price, CFA

High Income Fund

Income Plus Fund

Mr. Price is jointly responsible for managing the High Income Fund, which he has managed since 1998, and the Income Plus Fund, which he has managed since 2005. Mr. Price joined Wells Capital Management in 2005 as a portfolio manager specializing in taxable high yield securities. Prior to joining Wells Capital Management, Mr. Price was with Strong Capital Management, Inc. (SCM) since 1996 as a fixed income research analyst and, since 1998, as a portfolio manager. Education: B.B.A., Finance, University of Michigan; M.B.A., Finance, Kellogg Graduate School of Management, Northwestern University.

Janet S. Rilling, CFA, CPA

Corporate Bond Fund

Income Plus Fund (effective at the Closing of the Reorganization)

Ms. Rilling is jointly responsible for managing the Corporate Bond Fund, which she has managed since 2000, and, effective at the Closing of the Reorganization, will co-manage the Income Plus Fund. Ms. Rilling joined Wells Capital Management in 2005 as a portfolio manager and specializes in investment-grade corporate debt securities. Prior to joining Wells Capital Management, she was a portfolio manager with Strong Capital Management, Inc. (SCM) since 2000 and a research analyst at SCM since 1995. Education: B.A., Accounting and Finance; M.S., Finance, University of Wisconsin.

Michael J. Schueller, CFA

High Income Fund

Mr. Schueller is jointly responsible for managing the High Income Fund, which he has managed since 2007. Mr. Schueller joined Wells Capital Management in 2005 as a senior research analyst specializing in high yield securities and, since 2007, as a portfolio manager. Prior to joining Wells Capital Management, Mr. Schueller was with Strong Capital Management, Inc. (SCM) since 2000 as a leveraged loan trader and, since 2002, a fixed income research analyst. Education: B.A., Economics, University of Minnesota; J.D., University of Wisconsin.

William Stevens

Intermediate Government Income Fund

Mr. Stevens is responsible for managing the Intermediate Government Income Fund, which he has managed since 2005. Mr. Stevens joined Wells Capital Management in 2003 as chief fixed income officer and senior managing director. He currently serves as senior portfolio manager and co-head of the Montgomery Fixed Income Investment Strategies Team. Prior to joining Wells Capital Management, Mr. Stevens was president and chief investment officer of Montgomery Asset Management, with oversight responsibility for all investment related activities, as well as co-head and founder of Montgomery’s Fixed Income Division since 1992. Education: B.A., Economics, Wesleyan University; M.B.A., Harvard Business School.

Phil Susser

High Yield Bond Fund

Mr. Susser is jointly responsible for managing the High Yield Bond Fund, which he has managed since 2004. Mr. Susser joined the Sutter High Yield Fixed Income Team at Wells Capital Management as a senior analyst in 2001. Education: B.A., Economics, University of Pennsylvania; J.D., University of Michigan Law School.

Robert M. Thornburg

Balanced Fund

Mr. Thornburg is jointly responsible for managing the Balanced Fund, which he has managed since 2006. Mr. Thornburg joined Wells Capital Management in 2001, where he has served as a senior equity analyst and portfolio manager for the Premier Value team, providing investment management services for the mutual fund, institutional clients, including retirement plans, foundations, endowments, and corporate portfolios. Education: B.A., Finance, University of Montana.

Mehul Trivedi, CFA

C&B Large Cap Value Fund

Value Fund

Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Fund and the Value Fund, both of which he has managed since 1998. He joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.A., International Relations, University of Pennsylvania; B.S., Economics, Wharton School of Business; M.B.A., Wharton School of Business.

Menno Vermuelen, CFA

International Equity Fund

Mr. Vermeulen is jointly responsible for managing the International Equity Fund, which he has managed since 2004. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV since 1995 and as a Partner for LSV since 1998. Education: M.S., Econometrics, Erasmus University at Rotterdam.

Mark L. Yockey, CFA

International Equity Fund

Mr. Yockey is jointly responsible for managing the International Equity Fund, which he has managed since 2004. Mr. Yockey joined Artisan in 1995 where he is Managing Director and Portfolio Manager for Artisan’s diversified international growth equity portfolios. Education: B.A., Finance, Michigan State University; M.B.A., Finance, Michigan State University.

EXHIBIT E — PERFORMANCE/FINANCIAL HIGHLIGHTS OF CERTAIN TARGET AND ACQUIRING FUNDS

Asset Allocation Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for Class A1 as of 12/31 each year

Best and Worst Quarter

Best Quarter:	Q4 1998	16.09%
Worst Quarter:	Q3 2002	-12.39%

Average Annual Total Returns for the period ended December 31, 2007

	1 year	5 years	10 years
Class A1
Returns Before Taxes	1.12%	9.65%	5.93%
Returns After Taxes on Distributions[2]	-0.72%	8.22%	4.06%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	1.39%	7.59%	4.18%
Class B1 Returns before taxes	1.51%	9.86%	5.77%
Class C1 Returns before taxes	5.50%	10.12%	5.76%
S&P 500 Index[3,4] (reflects no deduction for fees, expenses or taxes)	5.49%	12.82%	5.91%
Lehman Brothers 20+Treasury Index[5] (reflects no deduction for fees, expenses or taxes)	10.15%	6.02%	7.32%
Asset Allocation Composite Index[6] (reflects no deduction for fees, expense or taxes)	7.40%	10.27%	6.93%

[1]

Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on November 13, 1986. Class B shares incepted on January 1, 1995. Class C shares incepted on April 1, 1998. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock’s weight in the Index proportionate to its market value. You cannot invest directly in an index.

[4]

Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

[5]	The Lehman Brothers 20+Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.
[6]	The Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Lehman Brothers 20+ Treasury Index. You cannot invest directly in an index.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual report, a copy of which is available upon request.

Asset Allocation Fund

Class A Shares — Commenced on November 13, 1986

For a share outstanding throughout each period

	Sept. 30, 2007	Sept. 30, 2006	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$20.94	$19.99	$18.80	$17.50	$14.97
Income from investment operations:
Net investment income (loss)	0.47 [1]	0.44	0.40	0.36 [1]	0.30
Net realized and unrealized gain (loss) on investments	2.58	1.16	1.64	1.57	2.53
Total from investment operations	3.05	1.60	2.04	1.93	2.83
Less distributions:
Distributions from net investment income	(0.47)	(0.43)	(0.41)	(0.36)	(0.30)
Distributions from net realized gain	(0.40)	(0.22)	(0.44)	(0.27)	0.00
Total distributions	(0.87)	(0.65)	(0.85)	(0.63)	(0.30)
Net asset value, end of period	$23.12	$20.94	$19.99	$18.80	$17.50

Total return[2]	14.83%	8.13%	11.03%	11.12%	19.04%
Ratios/supplemental data:
Net assets, end of period (000s)	$914,716	$871,848	$934,783	$864,857	$838,683
Ratio of net investment income (loss) to average net assets[3]	2.12%	2.13%	2.06%	1.90%	1.80%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3]	1.25%	1.26%	1.23%	1.34%	1.45%
Waived fees and reimbursed expenses[3]	(0.10)%	(0.11)%	(0.08)%	(0.19)%	(0.30)%
Ratio of expenses to average net assets after waived fees and expenses[3]	1.15%	1.15%	1.15%	1.15%	1.15%
Portfolio turnover rate	16%	11%	6%	4%	15%

[1]	Calculated based upon average shares outstanding.
[2]

Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

[3]	During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.

Corporate Bond

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for the Advisor Class1 as of 12/31 each year

Best and Worst Quarter

Best Quarter:	Q2 2003	5.74%
Worst Quarter:	Q2 2004	-3.79%

The Fund’s year-to-date performance through December 31, 2007, was 4.58%.

Average Annual Total Returns as of 12/31/07

	1 year	5 years	10 years
Advisor Class[1]
Returns Before Taxes	4.58%	5.35%	4.85%
Returns After Taxes on Distributions[2]	2.78%	3.60%	2.63%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	2.95%	3.55%	2.75%
Lehman Brothers U.S. Credit Bond Index[3] (reflects no deduction for expenses or taxes)	5.11%	4.84%	6.05%

[1]

Advisor Class shares incepted on August 31, 1999. Performance shown prior to the inception of the Advisor Class shares reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

[3]

The Lehman Brothers U.S. Credit Bond Index contains publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify for inclusion in the Index, bonds must be SEC-registered. You cannot invest directly in an index.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period, except where noted. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual or semi-annual report, a copy of which is available upon request.

Corporate Bond Fund

Advisor Class Shares — Commenced on August 31, 1999

For a share outstanding throughout each period

	Nov. 30, 2007 (unaudited)	May 31, 2007	May 31, 2006	May 31, 2005[3]	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002
For the period ended:
Net asset value, beginning of period	$10.16	$9.96	$10.58	$10.67	$10.42	$9.54	$10.80
Income from investment operations:
Net investment income (loss)	0.25	0.50	0.49	0.29	0.49	0.52	0.63
Net realized and unrealized gain (loss) on investments	0.08	0.20	(0.62)	(0.09)	0.25	0.88	(1.25)
Total from investment operations	0.33	0.70	(0.13)	0.20	0.74	1.40	(0.62)
Less distributions:
Distributions from net investment income	(0.25)	(0.50)	(0.49)	(0.29)	(0.49)	(0.52)	(0.64)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.25)	(0.50)	(0.49)	(0.29)	(0.49)	(0.52)	(0.64)
Net asset value, end of period	$10.24	$10.16	$9.96	$10.58	$10.67	$10.42	$9.54

Total return[1]	3.44%	7.15%	(1.33)%	1.85%	7.29%	14.89%	(5.84)%
Ratios/supplemental data:
Net assets, end of period (000s)	$15,954	$14,418	$13,899	$17,440	$20,396	$28,663	$30,529
Ratio of net investment income (loss) to average net assets[2]	5.00%	4.93%	4.68%	4.60%	4.70%	5.10%	6.40%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.12%	1.13%	1.11%	1.23%[5]	1.20%	1.16%	1.15%
Waived fees and reimbursed expenses[2]	(0.17)%	(0.16)%	(0.11)%	(0.16)%	(0.08)%	(0.03)%	(0.03)%
Ratio of expenses to average net assets after waived fees and reimbursed expenses[2]	0.95%	0.97%	1.00%	1.07%	1.12%	1.13%	1.12%
Portfolio turnover rate[4]	87%	162%	157%	85%	133%	205%	412%

[1]

Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

[2]

During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

[3]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
[4]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[5]	Ratios shown for periods of less than one year are annualized.

Income Plus Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for Class A1 as of 12/31 each year

Best and Worst Quarters

Best Quarter:	Q2 2003	4.16%
Worst Quarter:	Q2 2004	-1.96%

The Fund’s year-to-date performance through December 31, 2007, was 6.24%.

Average Annual Total Returns as of 12/31/07

	1 year	5 years	Life of Fund[1]
Class A1
Returns Before Taxes	1.50%	4.60%	4.27%
Returns After Taxes on Distributions[2]	-0.24%	2.59%	1.90%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	0.94%	2.73%	2.14%
Class B1 Returns Before Taxes	0.50%	4.44%	4.01%
Class C1 Returns Before Taxes	4.41%	4.75%	4.00%
Lehman Brothers U.S. Universal Bond Index[3] (reflects no deduction for fees, expenses or taxes)	6.50%	4.99%	6.08%	[4]

[1]

Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on July 13, 1998. Returns for the Class A, Class B and Class C shares and the Index shown in the Life of Fund column are as of the Fund inception date.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for Class A shares. After-tax returns for the Class B shares and Class C shares will vary.

[3]

The Lehman Brothers U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.

[4]	Performance for the Lehman Brothers U.S. Universal Bond Index is as of July 31, 1998, the nearest date to the Fund’s inception date for which data is available.

Income Plus Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for Investor Class1 as of 12/31 each year

Best and Worst Quarters

Best Quarter:	Q2 2003	4.16%
Worst Quarter:	Q2 2004	-1.96%

The Fund’s year-to-date performance through December 31, 2007, was 6.24%.

Average Annual Total Returns as of 12/31/07

	1 year	5 years	Life of Fund[1]
Investor Class[1]
Returns Before Taxes	1.50%	4.60%	4.27%
Returns After Taxes on Distributions[2]	-0.24%	2.59%	1.90%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	0.94%	2.73%	2.14%
Lehman Brothers U.S. Universal Bond Index[3] (reflects no deduction for fees, expenses or taxes)	6.50%	4.99%	6.08%[4]

[1]

Performance shown for the Investor Class reflects the performance of the Class A shares, and includes sales charges and expenses that are not applicable to and are higher than those of the Investor Class shares. The Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. The Class A shares annual returns are substantially similar to what the Investor Class annual returns would be because the Class A and Investor Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same sales charges and expenses. The Class A shares incepted on July 13, 1998. Returns for the Class A shares and the Index shown in the Life of Fund column are as of the Fund inception date.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts

[3]

The Lehman Brothers U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.

[4]	Performance for the Lehman Brothers U.S. Universal Bond Index is as of July 31, 1998, the nearest date to the Fund’s inception date for which data is available.

Income Plus Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for Institutional Class1 as of 12/31 each year

Best and Worst Quarters

Best Quarter:	Q2 2003	4.16%
Worst Quarter:	Q2 2004	-1.96%

The Fund’s year-to-date performance through December 31, 2007, was 6.24%.

Average Annual Total Returns as of 12/31/07

	1 year	5 years	Life of Fund[1]
Institutional Class[1]
Returns Before Taxes	1.50%	4.60%	4.27%
Returns After Taxes on Distributions[2]	-0.24%	2.59%	1.90%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	0.94%	2.73%	2.14%
Lehman Brothers U.S. Universal Bond Index[3] (reflects no deduction for fees, expenses or taxes)	6.50%	4.99%	6.08%[4]

[1]

Performance shown for the Institutional Class reflects the performance of the Class A shares, and includes sales charges and expenses that are not applicable to and are higher than those of the Institutional Class shares. The Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. The Class A shares annual returns are substantially similar to what the Institutional Class annual returns would be because the Class A and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same sales charges and expenses. The Class A shares incepted on July 13, 1998. Returns for the Class A shares and the Index shown in the Life of Fund column are as of the Fund inception date.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

[3]

The Lehman Brothers U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.

[4]	Performance for the Lehman Brothers U.S. Universal Bond Index is as of July 31, 1998, the nearest date to the Fund’s inception date for which data is available.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period, except where noted. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual or semi-annual report, a copy of which is available upon request.

Income Plus Fund

Class A Shares — Commenced on July 13, 1998

For a share outstanding throughout each period

For the period ended:	November 30, 2007 (unaudited)	May 31, 2007	May 31, 2006	May 31, 2005	May 31, 2004	May 31, 2003
Net asset value, beginning of period	$10.65	$10.49	$10.99	$10.84	$11.31	$10.81
Income from investment operations:
Net investment income (loss)	0.25	0.53 [4]	0.47 [4]	0.57	0.55	0.59
Net realized and unrealized gain (loss) on investments	0.20	0.19	(0.37)	0.20	(0.39)	0.61
Total from investment operations	0.45	0.72	0.10	0.77	0.16	1.20
Less distributions:
Distributions from net investment income	(0.26)	(0.56)	(0.60)	(0.62)	(0.63)	(0.70)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.26)	(0.56)	(0.60)	(0.62)	(0.63)	(0.70)
Net asset value, end of period	($10.84)	$10.65	$10.49	$10.99	$10.84	$11.31

Total return[1]	4.30%	7.04%	0.97%	7.27%	1.43%	11.53%
Ratios/supplemental data:
Net assets, end of period (000s)	$39,293	$37,526	$38,995	$42,676	$28,898	$20,815
Ratio of net investment income (loss) to average net assets[2]	4.55%	4.96%	4.38%	5.48%	4.92%	5.42%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.32%	1.34%	1.29%	1.25%	1.31%	1.32%
Waived fees and reimbursed expenses[2]	(0.32)%	(0.34)%	(0.29)%	(0.67)%	(0.63)%	(0.32)%
Ratio of expenses to average net assets after waived fees and reimbursed expenses[2]	1.00%	1.00%	1.00%	0.58%	0.68%	1.00%
Portfolio turnover rate[3]	121%	205%	171%	132%	185%	130%

[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]

During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

[3]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[4]

Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of undistributed income method did not accord with results of operations.

High Income Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for Class A1 as of 12/31 each year. (Effective on or about June 20, 2008, the Advisor Class shares of the High Income Fund will be renamed the Class A shares and modified to assume the features and attributes of Class A shares. See “Overview” in “Proposal: Approval of an Agreement and Plan of Reorganization” section for more information).

Best and Worst Quarter

Best Quarter:	Q2 2003	7.79%
Worst Quarter:	Q2 2002	-9.04%

The Fund’s year-to-date performance through December 31, 2007, was 3.27%.

Average Annual Total Returns as of 12/31/07

	1 year	5 years	10 years
Class A1
Returns Before Taxes	-1.38%	8.84%	3.72%
Returns After Taxes on Distributions[2]	-3.76%	6.20%	0.40%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	-2.48%	5.93%	0.98%
Class B1 Returns Before Taxes	-2.53%	8.87%	3.63%
Class C1 Returns Before Taxes	1.47%	9.15%	3.63%
Lehman Brothers U.S. Corporate High Yield Bond Index[3] (reflects no deduction for expenses or taxes)	1.87%	10.90%	5.51%

[1]

Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on February 29, 2000 (effective on or about June 20, 2008, the Advisor Class shares will be renamed Class A shares). Performance shown for the Class A shares from February 29, 2000, through December 31, 2007, reflects the performance of the Advisor Class shares, adjusted to reflect Class A sales charges. Performance shown prior to February 29, 2000, for the Class A shares, reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown for the Class B and Class C shares reflects the performance of the Class A shares, adjusted to reflect Class B and Class C sales charges and expenses, as applicable.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares and Class C shares will vary.

[3]

The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment grade debt index The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

High Income Fund

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period, except where noted. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual or semi-annual report, a copy of which is available upon request.

Advisor Class Shares Commenced on February 29, 2000 (Effective on or about June 20, 2008, the Advisor Class shares of the High Income Fund will be renamed the Class A shares and modified to assume the features and attributes of Class A shares. See “Overview” in “Proposal: Approval of an Agreement and Plan of Reorganization” section for more information).

For a share outstanding throughout each period

For the period ended:	November 30, 2007 (unaudited)	May 31, 2007	May 31, 2006	May 31, 2005[4]	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002
Net asset value, beginning of period	$7.89	$7.63	$7.63	$7.84	$7.49	$6.31	$7.74
Income from investment operations:
Net investment income (loss)	0.27	0.55	0.53	0.30	0.53	0.55	0.77
Net realized and unrealized gain (loss) on investments	(0.41)	0.26	0.02	(0.21)	0.35	1.18	(1.43)
Total from investment operations	(0.14)	0.81	0.55	0.09	0.88	1.73	(0.66)
Less distributions:
Distributions from net investment income	(0.27)	(0.55)	(0.55)	(0.30)	(0.53)	(0.55)	(0.77)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.27)	(0.55)	(0.55)	(0.30)	(0.53)	(0.55)	(0.77)
Net asset value, end of period	$7.48	$7.89	$7.63	$7.63	$7.84	$7.49	$6.31

Total return[1]	(1.79)%	10.96%	7.34%	1.16%	12.11%	28.39%	(9.44)%
Ratios/supplemental data:
Net assets, end of period (000s)	$107,573	$115,254	$113,433	$17,681	$22,315	$29,587	$17,257
Ratio of net investment income (loss) to average net assets[3]	7.03%	7.07%	6.39%	6.59%	6.90%	7.74%	10.45%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3]	1.18%	1.16%	1.17%	1.20%[2]	1.20%	1.15%	1.20%
Waived fees and reimbursed expenses[3]	(0.32)%	(0.30)%	(0.30)%	(0.14)%	(0.07)%	(0.04)%	(0.07)%
Ratio of expenses to average net assets after waived fees and reimbursed expenses[3]	0.86%	0.86%	0.87%	1.06%	1.13%	1.11%	1.13%
Portfolio turnover rate[5]	27%	82%	98%	52%	133%	172%	120%

[1]

Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

[2]	Ratios shown for periods of less than one year are annualized.
[3]

During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

[4]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
[5]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Intermediate Government Income Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for the Administrator Class1 as of 12/31 each year

Best and Worst Quarter

Best Quarter:	Q3 1998	6.00%
Worst Quarter:	Q2 2004	-2.45%

The Fund’s year-to-date performance through December 31, 2007, was 6.02%.

Average Annual Total Returns as of 12/31/07

	1 year	5 years	10 years
Administrator Class[1]
Returns Before Taxes	6.02%	3.07%	5.02%
Returns After Taxes on Distributions[2]	4.29%	1.44%	2.95%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	3.88%	1.66%	3.01%
Lehman Brothers Intermediate U.S. Government Bond Index[3] (reflects no deduction for expenses or taxes)	8.47%	3.69%	5.55%

[1]	Administrator Class shares incepted on November 11, 1994.
[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

[3]

The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period, except where noted. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual or semi-annual report, a copy of which is available upon request.

Intermediate Government Income Fund

Administrator Class1 Shares — Commenced on November 11, 1994

For a share outstanding throughout each period

For the period ended:	Nov. 30, 2007 (unaudited)	May 31, 2007	May 31, 2006	May 31, 2005	May 31, 2004	May 31, 2003
Net asset value, beginning of period	$10.55	$10.50	$10.96	$10.94	$11.69	$11.19
Income from investment operations:
Net investment income (loss)	0.23	0.44 [5]	0.41 [5]	0.39	0.33	0.44
Net realized and unrealized gain (loss) on investments	0.24	0.10	(0.42)	0.10	(0.53)	0.68
Total from investment operations	0.47	0.54	(0.01)	0.49	(0.20)	1.12
Less distributions:
Distributions from net investment income	(0.25)	(0.49)	(0.45)	(0.47)	(0.55)	(0.62)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.25)	(0.49)	(0.45)	(0.47)	(0.55)	(0.62)
Net asset value, end of period	$10.77	$10.55	$10.50	$10.96	$10.94	$11.69

Total return[2]	4.52%	5.25%	(0.07)%	4.53%	(1.77)%	10.20%
Ratios/supplemental data:
Net assets, end of period (000s)	$227,283	$244,227	$399,315	$394,194	$397,390	$472,024
Ratio of net investment income (loss) to average net assets[3]	4.24%	4.18%	3.80%	3.53%	3.23%	3.74%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3]	0.93%	0.91%	0.90%	0.76%	0.80%	0.77%
Waived fees and reimbursed expenses[3]	(0.23)%	(0.21)%	(0.20)%	(0.06)%	(0.10)%	(0.08)%
Ratio of expenses to average net assets after waived fees and reimbursed expenses[3]	0.70%	0.70%	0.70%	0.70%	0.70%	0.69%
Portfolio turnover rate[4]	17%	142%	153%	277%	178%	139%

[1]	Formerly named the Institutional Class.
[2]

Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

[3]

During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

[4]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, because the use of undistributed income method did not accord with results of operations.

Government Securities Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for the Class A1,2 as of 12/31 each year (Effective on or about June 20, 2008, the Advisor Class shares of the Government Securities Fund will be renamed the Class A shares and modified to assume the features and attributes of Class A shares. See “Overview” in “Proposal: Approval of an Agreement and Plan of Reorganization” section for more information).

Best and Worst Quarter

Best Quarter:	Q3 2002	5.58%
Worst Quarter:	Q2 2004	-2.81%

The Fund’s year-to-date performance through December 31, 2007, was 6.98%.

Average Annual Total Returns as of 12/31/07

	1 year	5 years	10 years
Class A1,2
Returns Before Taxes	2.17%	2.74%	4.92%
Returns After Taxes on Distributions[3]	-2.80%	1.52%	2.91%
Returns After Taxes on Distributions and Sale of Fund Shares[3]	-2.36%	1.66%	2.94%
Class B1 Returns Before Taxes	1.13%	2.41%	4.52%
Class C1 Returns Before Taxes	5.13%	2.77%	4.52%
Lehman Brothers Intermediate U.S. Government Bond Index[4] (reflects no deduction for expenses or taxes)	3.84%	3.92%	5.48%
Lehman Brothers U.S. Aggregate Excluding Credit Bond Index[5] (reflects no deduction for fees, expenses or taxes)	4.36%	4.76%	N/A

[1]

Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on August 31, 1999, (effective on or about June 20, 2008, the Advisor Class shares will be renamed Class A shares) and Class C shares incepted on December 26, 2002. Performance shown for the Class A shares from August 31, 1999, through December 31, 2007, reflects the performance of the Advisor Class shares, adjusted to reflect Class A sales charges. Performance shown prior to August 31, 1999, for the Class A shares reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown for the Class B shares reflects the performance of the Class C shares and includes expenses that are not applicable to and are higher than those of the Class B shares, adjusted to reflect Class B sales charges. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses.

[2]	Class A Calendar Year Total Returns and Returns After Taxes are being shown because Class A has a longer period of returns than Class B and Class C.
[3]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

[4]

The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.

[5]

The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund’s performance. This Index has an inception date of May 1, 2001. You cannot invest directly in an index.

Government Securities Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for the Administrator Class1 as of 12/31 each year

Best and Worst Quarter

Best Quarter:	Q3 2002	5.68%
Worst Quarter:	Q2 2004	-2.71%

The Fund’s year-to-date performance through December 31, 2007, was 7.19%.

Average Annual Total Returns as of 12/31/07

	1 year	5 years	10 years
Administrator Class[1]
Returns Before Taxes	7.19%	4.00%	5.77%
Returns After Taxes on Distributions[2]	5.33%	2.17%	3.48%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	4.63%	2.34%	3.53%
Lehman Brothers Intermediate U.S. Government Bond Index[3] (reflects no deduction for expenses or taxes)	8.47%	3.69%	5.55%
Lehman Brothers U.S. Aggregate Excluding Credit Bond Index[4] (reflects no deduction for fees, expenses or taxes)	7.50%	4.25%	N/A

[1]

Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Institutional Class shares, adjusted to reflect Administrator Class expenses. Performance shown prior to August 31, 1999 reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

[3]

The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.

[4]

The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund’s performance. This Index has an inception date of May 1, 2001. You cannot invest directly in an index.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period, except where noted. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual or semi-annual report, a copy of which is available upon request.

Government Securities Fund

Advisor Class Shares — Commenced on August 31, 1999 (Effective on or about June 20, 2008, the Advisor Class shares of the Government Securities Fund will be renamed the Class A shares and modified to assume the features and attributes of Class A shares. See “Overview” in “Proposal: Approval of an Agreement and Plan of Reorganization” section for more information).

For a share outstanding throughout each period

For the period ended:	November 30, 2007 (unaudited)	May 31, 2007	May 31, 2006	May 31, 2005[3]	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002

Net asset value, beginning of period	$10.22	$10.15	$10.77	$10.93	$11.05	$11.35	$11.25
Income from investment operations:
Net investment income (loss)	0.24	0.48	0.43	0.20	0.25	0.25	0.42
Net realized and unrealized gain (loss) on investments	0.34	0.09	(0.51)	0.00 [4]	0.21	0.07	0.30
Total from investment operations	0.58	0.57	(0.08)	0.20	0.46	0.32	0.72
Less distributions:
Distributions from net investment income	(0.25)	(0.50)	(0.48)	(0.24)	(0.35)	(0.36)	(0.46)
Distributions from net realized gain	0.00	0.00	(0.06)	(0.12)	(0.23)	(0.26)	(0.16)
Total distributions	(0.25)	(0.50)	(0.54)	(0.36)	(0.58)	(0.62)	(0.62)
Net asset value, end of period	$10.55	$10.22	$10.15	$10.77	$10.93	$11.05	$11.35

Total return[1]	5.76%	5.71%	(0.74)%	1.85%	4.27%	2.89%	6.77%
Ratios/supplemental data:
Net assets, end of period (000s)	$62,813	$59,760	$60,242	$69,267	$76,283	$120,753	$106,721
Ratio of net investment income (loss) to average net assets[2]	4.69%	4.64%	4.14%	3.33%	2.57%	2.33%	3.68%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.05%	1.06%	1.05%	1.16%[5]	1.18%	1.12%	1.14%
Waived fees and reimbursed expenses[2]	(0.15)%	(0.14)%	(0.10)%	(0.09)%	(0.06)%	(0.01)%	(0.04)%
Ratio of expenses to average net assets after waived fees and reimbursed expenses[2]	0.90%	0.92%	0.95%	1.07%	1.12%	1.11%	1.10%
Portfolio turnover rate[6]	105%	159%	207%	139%	390%	531%	519%

[1]

Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

[2]

During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

[3]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
[4]	Amount calculated is less than $0.005.
[5]	Ratios shown for periods of less than one year are annualized.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period, except where noted. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual or semi-annual report, a copy of which is available upon request.

Government Securities Fund

Class C Shares — Commenced on December 26, 2002

For a share outstanding throughout each period

For the period ended:	November 30, 2007 (unaudited)	May 31, 2007	May 31, 2006	May 31, 2005[5]	Oct. 31, 2004	Oct. 31, 2003[2]

Net asset value, beginning of period	$10.22	$10.15	$10.77	$10.92	$11.05	$11.14
Income from investment operations:
Net investment income (loss)	0.20	0.40	0.35	0.12	0.15	0.19
Net realized and unrealized gain (loss) on investments	0.33	0.09	(0.50)	0.01	0.20	(0.06)
Total from investment operations	0.53	0.49	(0.15)	0.13	0.35	0.13
Less distributions:
Distributions from net investment income	(0.21)	(0.42)	(0.41)	(0.16)	(0.25)	(0.22)
Distributions from net realized gain	0.00	0.00	(0.06)	(0.12)	(0.23)	0.00
Total distributions	(0.21)	(0.42)	(0.47)	(0.28)	(0.48)	(0.22)
Net asset value, end of period	$10.54	$10.22	$10.15	$10.77	$10.92	$11.05

Total return[1]	5.24%	4.89%	(1.48)%	1.24%	3.20%	1.18%
Ratios/supplemental data:
Net assets, end of period (000s)	$1.587	$1,335	$1,370	$2,257	$2,979	$2,925
Ratio of net investment income (loss) to average net assets[4]	3.89%	3.87%	3.39%	2.14%	1.65%	1.25%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3,4]	1.79%	1.81%	1.80%	2.30%	2.10%	2.17%
Waived fees and reimbursed expenses[4]	(0.09)%	(0.11)%	(0.10)%	(0.04)%	(0.04)%	(0.06)%
Ratio of expenses to average net assets after waived fees and reimbursed expenses[4]	1.70%	1.70%	1.70%	2.26%	2.06%	2.11%
Portfolio turnover rate[6]	105%	159%	207%	139%	390%	531%

[1]

Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

[2]	For the period from December 26, 2002 (commencement of Class) to October 31, 2003.
[3]	Ratios shown for periods of less than one year are annualized.
[4]

During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

[5]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period, except where noted. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual or semi-annual report, a copy of which is available upon request.

Government Securities Fund

Administrator Class Shares — Commenced April 11, 2005

For a share outstanding throughout each period

For the period ended:	November 30, 2007 (unaudited)	May 31, 2007	May 31, 2006	May 31, 2005[2]
Net asset value, beginning of period	$10.22	$10.15	$10.77	$10.61
Income from investment operations:
Net investment income (loss)	0.25	0.50	0.48	0.05
Net realized and unrealized gain (loss) on investments	0.34	0.09	(0.53)	0.17
Total from investment operations	0.59	0.59	(0.05)	0.22
Less distributions:
Distributions from net investment income	(0.26)	(0.52)	(0.51)	(0.06)
Distributions from net realized gain	0.00	0.00	(0.06)	0.00
Total distributions	(0.26)	(0.52)	(0.57)	(0.06)
Net asset value, end of period	$10.55	$10.22	$10.15	$10.77

Total return[1]	5.86%	5.94%	(0.49)%	2.12%
Ratios/supplemental data:
Net assets, end of period (000s)	$148,059	$117,347	$102,434	$60
Ratio of net investment income (loss) to average net assets[5]	4.89%	4.87%	4.50%	3.54%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[5]	0.87%	0.88%	0.88%	0.83%[3]
Waived fees and reimbursed expenses[5]	(0.17)%	(0.18)%	(0.18)%	(0.16)%
Ratio of expenses to average net assets after waived fees and reimbursed expenses[5]	0.70%	0.70%	0.70%	0.67%
Portfolio turnover rate[4]	105%	159%	207%	139%

[1]

Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

[2]	In 2005, the Fund changed its fiscal year end from October 31 to May 31. For the period from April 11, 2005 (commencement of Class) to May 31, 2005.
[3]	Ratios shown for periods of less than one year are annualized.
[4]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[5]

During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Short-Term Municipal Bond Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for Class C1 as of 12/31 each year

Best and Worst Quarter

Best Quarter:	Q2 2002	1.68%
Worst Quarter:	Q2 1999	-1.06%

Average Annual Total Returns as of 12/31/07

	1 year	5 years	10 years
Class C1
Returns Before Taxes	2.04%	2.42%	2.78%
Returns After Taxes on Distributions[2]	2.04%	2.42%	2.78%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	2.39%	2.43%	2.88%
Class A1 Returns Before Taxes	-0.05%	1.80%	2.47%
Lehman Brothers 3-Year Municipal Bond Index[3] (reflects no deduction for fees, expenses or taxes)	5.00%	2.67%	3.99%
Lehman Brothers 1- and 3-Year Composite Municipal Bond Index[4] (reflects no deduction for fees, expenses or taxes)	4.68%	2.51%	3.71%

[1]

Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class C shares incepted on January 31, 2003. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses. Performance shown for the Class A shares reflects the performance of the Class C shares, and includes expenses that are not applicable to and are higher than those of the Class A shares, adjusted to reflect Class A sales charges.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class C shares. After-tax returns for the Class A shares will vary.

[3]

The Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[4]

The Lehman Brothers 1- and 3-Year Composite Index is a blended index weighted 50% in the Lehman Brothers 1-Year Municipal Bond Index (the 1-2 year component of the Lehman Brothers Municipal Bond Index), and 50% in the Lehman Brothers 3-Year Municipal Bond Index, (the 2-4 year component of the Lehman Brothers Municipal Bond Index). The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period, except where noted. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual or semi-annual report, a copy of which is available upon request.

Short-Term Municipal Bond Fund

Class C Shares — Commenced on January 31, 2003

For a share outstanding throughout each period

For the period ended:	December 31, 2007 (unaudited)	June 30, 2007	June 30, 2006	June 30, 2005[4]	October 31, 2004	October 31, 2003[7]
Net asset value, beginning of period	$9.73	$9.73	$9.82	$9.84	$9.83	$9.79
Income from investment operations:
Net investment income (loss)	0.15	0.28	0.24	0.13	0.19	0.16
Net realized and unrealized gain (loss) on investments	0.05	0.00	(0.09)	(0.02)	0.01	0.04
Total income from investment operations	0.20	0.28	0.15	0.11	0.20	0.20
Less distributions:
Distributions from net investment income	(0.15)	(0.28)	(0.24)	(0.13)	(0.19)	(0.16)
Distributions from net realized gain	0.00	0.00	0.00	0.00 [5]	0.00	0.00
Total distributions	(0.15)	(0.28)	(0.24)	(0.13)	(0.19)	(0.16)
Net asset value, end of period	$9.78	$9.73	$9.73	$9.82	$9.84	$9.83

Total return[1]	2.11%	2.85%	1.57%	1.16%	2.08%	2.10%
Ratios/supplemental data:
Net assets, end of period (000s)	$3,589	2,847	$4,965	$8,228	$6,982	$2,869
Ratio of net investment income (loss) to average net assets	3.10%	2.81%	2.46%	1.98%	1.96%	2.05%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.74%	1.73%	1.74%	1.78%	1.82%	1.91%
Waived fees and reimbursed expenses[2]	(0.19)%	(0.18)%	(0.16)%	(0.05)%	(0.03)%	(0.03)%
Ratio of expenses to average net assets after waived fees and reimbursed expenses[2]	1.55%	1.55%	1.58%[6]	1.73%	1.79%	1.88%
Portfolio turnover rate[3]	55%	126%	129%	75%	69%	84%

[1]

Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

[2]

During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratios in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.

[3]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
[4]	In 2005, the Fund changed its fiscal year end from October 31 to June 30.
[5]	Amount calculated is less than $0.005.
[6]	Effective November 1, 2005, the net expense cap changed from 1.60% to 1.55%. However, the net expense reported is the actual expense that occurred during the twelve-month period ended June 30, 2006.
[7]	For the period from January 31, 2003 (commencement of Class) to October 31, 2003.

Municipal Bond Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for Class A1 as of 12/31 each year

Best and Worst Quarter

Best Quarter:	Q3 2004	7.11%
Worst Quarter:	Q4 1999	-3.61%

The Fund’s year-to-date performance through December 31, 2007, was 2.23%.

Average Annual Total Returns as of 12/31/07

	1 year	5 years	10 years
Class A1
Returns Before Taxes	-2.33%	4.97%	3.86%
Returns After Taxes on Distributions[2]	-2.32%	4.96%	3.85%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	-0.09%	4.89%	3.93%
Class B1 Returns Before Taxes	-3.53%	4.84%	3.58%
Class C1 Returns Before Taxes	0.36%	5.15%	3.57%
Lehman Brothers Municipal Bond Index[3] (reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	5.18%

[1]

Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on April 11, 2005. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

[3]	The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Municipal Bond Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for the Administrator Class1 as of 12/31 each year

Best and Worst Quarter

Best Quarter:	3Q 2004	7.12%
Worst Quarter:	4Q 1999	-3.59%

The Fund’s year-to-date performance through December 31, 2007, was 2.48%.

Average Annual Total Returns as of 12/31/07

	1 year	5 years	10 years
Administrator Class[1]
Returns Before Taxes	2.48%	6.13%	4.46%
Returns After Taxes on Distributions[2]	2.48%	6.13%	4.46%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	3.22%	5.95%	4.49%
Lehman Brothers Municipal Bond Index[3] (reflects no deduction for expenses or taxes)	3.36%	4.30%	5.18%

[1]

Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

[3]	The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period, except where noted. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual or semi-annual report, a copy of which is available upon request.

Municipal Bond Fund

Class A Shares — Commenced on April 11, 2005

For a share outstanding throughout each period

For the period ended:	December 31, 2007 (unaudited)	June 30, 2007	June 30, 2006	June 30, 2005[4]
Net asset value, beginning of period	$9.50	$9.41	$9.60	$9.43
Income from investment operations:
Net investment income (loss)	0.20	0.40	0.40	0.09
Net realized and unrealized gain (loss) on investments	(0.04)	0.11	(0.19)	0.17
Total income from investment operations	0.16	0.51	0.21	0.26
Less distributions:
Distributions from net investment income	(0.20)	(0.40)	(0.40)	(0.09)
Distributions from net realized gain	0.00	(0.02)	0.00	0.00
Total distributions	(0.20)	(0.42)	(0.40)	(0.09)
Net asset value, end of period	$9.46	$9.50	$9.41	$9.60

Total return[1]	1.74%	5.38%	2.20%	2.82%
Ratios/supplemental data:
Net assets, end of period (000s)	$123,693	$127,411	$134,850	$141,868
Ratio of net investment income (loss) to average net assets	4.24%	4.11%	4.20%	4.48%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.05%	1.07%	1.08%	1.08%
Waived fees and reimbursed expenses[2]	(0.20)%	(0.22)%	(0.23)%	(0.23)%
Ratio of expenses to average net assets after waived fees and reimbursed expenses[2]	0.85%	0.85%	0.85%	0.85%
Portfolio turnover rate[3]	95%	107%	136%	68%

[1]

Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

[2]

During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.

[3]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
[4]	For the period from April 11, 2005 (commencement of Class) to June 30, 2005.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period, except where noted. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual or semi-annual report, a copy of which is available upon request.

Municipal Bond Fund

Class B Shares — Commenced on April 11, 2005

For a share outstanding throughout each period

For the period ended:	December 31, 2007 (unaudited)	June 30, 2007	June 30, 2006	June 30, 2005[4]
Net asset value, beginning of period	$9.50	$9.41	$9.60	$9.43
Income from investment operations:
Net investment income (loss)	0.17	0.32	0.33	0.08
Net realized and unrealized gain (loss) on investments	(0.04)	0.11	(0.19)	0.17
Total income from investment operations	0.13	0.43	0.14	0.25
Less distributions:
Distributions from net investment income	(0.17)	(0.32)	(0.33)	(0.08)
Distributions from net realized gain	0.00	(0.02)	0.00	0.00
Total distributions	(0.17)	(0.34)	(0.33)	(0.08)
Net asset value, end of period	$9.46	$9.50	$9.41	$9.60

Total return[1]	1.36%	4.59%	1.43%	2.65%
Ratios/supplemental data:
Net assets, end of period (000s)	$7,366	$8,642	$12,366	$22,680
Ratio of net investment income (loss) to average net assets	3.49%	3.36%	3.44%	3.74%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.79%	1.82%	1.83%	1.83%
Waived fees and reimbursed expenses[2]	(0.20)%	(0.22)%	(0.22)%	(0.23)%
Ratio of expenses to average net assets after waived fees and reimbursed expenses[2]	1.59%	1.60%	1.61%	1.60%
Portfolio turnover rate[3]	95%	107%	136%	68%

[1]

Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

[2]

During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.

[3]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
[4]	For the period from April 11, 2005 (commencement of Class) to June 30, 2005.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period, except where noted. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual or semi-annual report, a copy of which is available upon request.

Municipal Bond Fund

Class C Shares — Commenced on April 11, 2005

For a share outstanding throughout each period

For the period ended:	December 31, 2007 (unaudited)	June 30, 2007	June 30, 2006	June 30, 2005[4]
Net asset value, beginning of period	$9.50	$9.41	$9.60	$9.43
Income from investment operations:
Net investment income (loss)	0.17	0.32	0.33	0.08
Net realized and unrealized gain (loss) on investments	(0.05)	0.11	(0.19)	0.17
Total income from investment operations	0.12	0.43	0.14	0.25
Less distributions:
Distributions from net investment income	(0.17)	(0.32)	(0.33)	(0.08)
Distributions from net realized gain	0.00	(0.02)	0.00	0.00
Total distributions	(0.17)	(0.34)	(0.33)	(0.08)
Net asset value, end of period	$9.45	$9.50	$9.41	$9.60

Total return[1]	1.25%	4.59%	1.43%	2.65%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,956	$2,146	$1,953	$1,966
Ratio of net investment income (loss) to average net assets	3.49%	3.36%	3.45%	3.73%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.78%	1.82%	1.84%	1.83%
Waived fees and reimbursed expenses[2]	(0.18)%	(0.22)%	(0.23)%	(0.23)%
Ratio of expenses to average net assets after waived fees and reimbursed expenses[2]	1.60%	1.60%	1.61%	1.60%
Portfolio turnover rate[3]	95%	107%	136%	68%

[1]

Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

[2]

During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.

[3]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
[4]	For the period from April 11, 2005 (commencement of Class) to June 30, 2005.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period, except where noted. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual or semi-annual report, a copy of which is available upon request.

Municipal Bond Fund

Administrator Class Shares — Commenced on April 11, 2005

For a share outstanding throughout each period

For the period ended:	December 31, 2007 (unaudited)	June 30, 2007	June 30, 2006	June 30, 2005[4]

Net asset value, beginning of period	$9.50	$9.41	$9.60	$9.43
Income from investment operations:
Net investment income (loss)	0.22	0.43	0.43	0.10
Net realized and unrealized gain (loss) on investments	(0.05)	0.11	(0.19)	0.17
Total income from investment operations	0.17	0.54	0.24	0.27
Less distributions:
Distributions from net investment income	(0.22)	(0.43)	(0.43)	(0.10)
Distributions from net realized gain	0.00	(0.02)	0.00	0.00
Total distributions	(0.22)	(0.45)	(0.43)	(0.10)
Net asset value, end of period	$9.45	$9.50	$9.41	$9.60

Total return[1]	1.80%	5.77%	2.57%	2.90%
Ratios/supplemental data:
Net assets, end of period (000s)	$15,751	$15,926	$16,136	$17,821
Ratio of net investment income (loss) to average net assets	4.58%	4.48%	4.57%	4.87%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	0.87%	0.89%	0.90%	0.90%
Waived fees and reimbursed expenses[2]	(0.35)%	(0.41)%	(0.42)%	(0.44)%
Ratio of expenses to average net assets after waived fees and reimbursed expenses[2]	0.52%	0.48%	0.48%	0.46%
Portfolio turnover rate[3]	95%	107%	136%	68%

[1]

Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

[2]

During this period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios for periods of less than one year are annualized.

[3]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
[4]	For the period from April 11, 2005 (commencement of Class) to June 30, 2005.

International Equity Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for Investor Class1 as of 12/31 each year

Best and Worst Quarter

Best Quarter:	Q4 1999	33.55%
Worst Quarter:	Q3 2002	-21.81%

Average Annual Total Returns as of 12/31/07

	1 year	5 years	10 years
Investor Class[1]
Returns Before Taxes	4.34%	15.70%	7.05%
Returns After Taxes on Distributions[2]	2.20%	15.01%	6.64%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	4.97%	13.63%	6.08%
MSCI EAFE® Index[3] (reflects no deduction for fees, expenses or taxes)	11.17%	21.59%	8.66%

[1]

Performance shown for the Investor Class shares reflects the performance of the Class A shares, and includes sales charges and expenses that are not applicable to and are higher than those of the Investor Class shares. The Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. The Class A shares annual returns are substantially similar to what the Investor Class shares annual returns would be because the Class A shares and Investor Class shares are invested in the same portfolio and their annual returns differ only to the extent that they do not have the same sales charges and expenses.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

[3]

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) IndexSM is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

International Equity Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for the Institutional Class1 as of 12/31 each year

Best and Worst Quarter

Best Quarter:	Q4 1999	33.85%
Worst Quarter:	Q3 2002	-21.81%

Average Annual Total Returns as of 12/31/07

	1 year	5 years	10 years
Institutional Class[1]
Returns Before Taxes	11.19%	17.40%	7.93%
Returns After Taxes on Distributions[2]	8.74%	16.57%	7.45%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	9.56%	15.08%	6.84%
MSCI EAFE® Index[3] (reflects no deduction for expenses or taxes)	11.17%	21.59%	8.66%

[1]

Institutional Class shares incepted on August 31, 2006. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown prior to November 8, 1999, for the Institutional Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

[3]

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) IndexSM is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual report, a copy of which is available upon request.

International Equity Fund

Class A Shares — Commenced September 24, 1997

For a share outstanding throughout the period

For the period ended:	Sept. 30, 2007	Sept. 30, 2006	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$15.91	$13.69	$11.09	$9.88	$8.46
Income from investment operations:
Net investment income (loss)	0.24 [1]	0.17 [1]	0.17	0.04 [1]	0.04 [1]
Net realized and unrealized gain (loss) on investments	3.51	2.20	2.43	1.23	1.38
Total from investment operations	3.75	2.37	2.60	1.27	1.42
Less distributions:
Distributions from net investment income	(0.17)	(0.15)	0.00	(0.06)	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.17)	(0.15)	0.00	(0.06)	0.00
Net asset value, end of period	$19.49	$15.91	$13.69	$11.09	$9.88

Total return[2]	23.68%	17.50%	23.48%	12.89%	16.78%
Ratios/supplemental data:
Net assets, end of period (000s)	$62,693	$52,243	$57,496	$56,108	$52,762
Ratio of net investment income (loss) to average net assets[3]	1.32%	1.16%	1.24%	0.36%	0.42%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3]	1.70%	1.67%	1.66%	1.71%	1.76%
Waived fees and reimbursed expenses[3]	(0.20)%	(0.17)%	(0.16)%	(0.21)%	(0.26)%
Ratio of expenses to average net assets after waived fees and expenses[3]	1.50%	1.50%	1.50%	1.50%	1.50%
Portfolio turnover rate[4]	49%	44%	46%	112%	73%

[1]	Calculated based upon average shares outstanding.
[2]

Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.

[3]

During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.

[4]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual report, a copy of which is available upon request.

International Equity Fund

Institutional Class — Commenced on August 31, 2006

For a share outstanding throughout each period

For the period ended:	Sept. 30, 2007	Sept. 30, 2006[1]
Net asset value, beginning of period	$15.91	$15.84
Income from investment operations:
Net investment income (loss)	0.45 [2]	0.02 [2]
Net realized and unrealized gain (loss) on investments	3.37	0.05
Total from investment operations	3.82	0.07
Less distributions:
Distributions from net investment income	(0.23)	0.00
Distributions from net realized gain	0.00	0.00
Total distributions	(0.23)	0.00
Net asset value, end of period	$19.50	$15.91

Total return[3]	24.22%	0.44%
Ratios/supplemental data:
Net assets, end of period (000s)	$69,756	$10
Ratio of net investment income (loss) to average net assets[4]	2.43%	1.77%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4]	1.22%	1.29%
Waived fees and reimbursed expenses[4]	(0.17)%	(0.40)%
Ratio of expenses to average net assets after waived fees and expenses[4]	1.05%	0.89%
Portfolio turnover rate[5]	49%	44%

[1]	Commencement of operations.
[2]	Calculated based upon average shares outstanding.
[3]

Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

[4]

During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.

[5]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Value Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for the Investor Class1 as of 12/31 each year

Best and Worst Quarter

Best Quarter:	Q2 2003	19.60%
Worst Quarter:	Q3 2002	-14.88%

The Fund’s year-to-date performance through December 31, 2007, was -1.72%.

Average Annual Total Returns as of 12/31/07

	1 year	5 years	10 years
Investor Class[1]
Returns Before Taxes	-1.72%	11.52%	8.34%
Returns After Taxes on Distributions[2]	-3.05%	10.59%	7.50%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	-0.07%	9.79%	7.01%
Russell 1000® Value Index[3] (reflects no deduction for expenses or taxes)	-0.17%	14.63%	7.68%

[1]

Investor Class shares incepted on February 12, 1997. Prior to December 1, 2005, the Wells Fargo Advantage Value Fund — Investor Class was named the Wells Fargo Advantage C&B Tax-Managed Value Fund — Class D.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

[3]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

Value Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for the Administrator Class1 as of 12/31 each year

Best and Worst Quarter

Best Quarter:	Q2 2003	19.60%
Worst Quarter:	Q3 2002	-14.88%

The Fund’s year-to-date performance through December 31, 2007, was -1.51%.

Average Annual Total Returns1 as of 12/31/07

	1 year	5 years	10 years
Administrator Class[1]
Returns Before Taxes	-1.51%	11.71%	8.43%
Returns After Taxes on Distributions[2]	-2.93%	10.71%	7.56%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	0.06%	9.91%	7.07%
Russell 1000® Value Index[3] (reflects no deduction for expenses or taxes)	-0.17%	14.63%	7.68%

[1]

Administrator Class shares incepted on July 26, 2004. Prior to December 1, 2005, the Wells Fargo Advantage Value Fund was named the Wells Fargo Advantage C&B Tax-Managed Value Fund. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class Shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

[3]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period, except where noted. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual report, a copy of which is available upon request.

Value Fund

Investor Class Shares — Commenced on February 12, 1997

For a share outstanding throughout each period

For the period ended:	Jan. 31, 2008 (unaudited)	July 31, 2007	July 31, 2006[1]	July 31, 2005[1]	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002
Net asset value, beginning of period	$20.47	$19.06	$18.85	$17.70	$15.97	$12.94	$13.63
Income from investment operations:
Net investment income (loss)	0.10 [2]	0.18 [2]	0.21	0.12	0.07	0.09	0.09
Net realized and unrealized gain (loss) on investments	(1.29)	2.76	0.66	1.45 [3]	1.72	3.05	(0.69)
Total from investment operations	(1.19)	2.94	0.87	1.57	1.79	3.14	(0.60)
Less distributions:
Distributions from net investment income	(0.21)	(0.20)	(0.11)	(0.09)	(0.05)	(0.10)	(0.09)
Distributions from net realized gain	(1.17)	(1.33)	(0.55)	(0.33)	0.00	(0.01)	0.00
Total from distributions	(1.38)	(1.53)	(0.66)	(0.42)	(0.05)	(0.11)	(0.09)
Net asset value, end of period	$17.90	$20.47	$19.06	$18.85	$17.70	$15.97	$12.94

Total return[4]	(6.14)%	15.48%	4.81%	8.95%	11.19%	24.42%	(4.45)%
Ratios/supplemental data:
Net assets, end of period (000s)	$19,636	$25,987	$17,868	$24,476	$19,913	$9,147	$4,799
Ratio of net investment income (loss) to average net assets	0.97%	0.89%	1.05%	0.84%	0.39%	0.65%	0.66%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[5]	1.90%	1.91%	2.16%	1.62%	1.51%	1.76%	2.63%
Waived fees and reimbursed expenses[5]	(0.70)%	(0.71)%	(0.96)%	(0.42)%	(0.29)%	(0.51)%	(1.44)%
Ratio of expenses to average net assets after waived fees and expenses[5]	1.20%	1.20%	1.20%	1.20%	1.22%	1.25%	1.19%
Portfolio turnover rate[6]	15%	24%	33%	32%	25%	31%	32%

[1]	In 2005, the Fund changed its fiscal year end from October 31 to July 31.
[2]	Calculated based upon average shares outstanding.
[3]	Includes redemption fee of $0.02.
[4]

Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

[5]

During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.

[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period, except where noted. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual report, a copy of which is available upon request.

Value Fund

Administrator Class Shares — Commenced on July 26, 2004

For a share outstanding throughout each period

For the period ended:	Jan. 31, 2008 (unaudited)	July 31, 2007	July 31, 2006[1]	July 31, 2005[1]	Oct. 31, 2004[2]
Net asset value, beginning of period	$20.52	$19.09	$18.87	$17.71	$17.06
Income from investment operations:
Net investment income (loss)	0.12 [3]	0.24 [3]	0.25	0.15	0.03
Net realized and unrealized gain (loss) on investments	(1.29)	2.76	0.68	1.45 [4]	0.62
Total from investment operations	(1.17)	3.00	0.93	1.60	0.65
Less distributions:
Distributions from net investment income	(0.26)	(0.24)	(0.16)	(0.11)	0.00
Distributions from net realized gain	(1.17)	(1.33)	(0.55)	(0.33)	0.00
Total from distributions	(1.43)	(1.57)	(0.71)	(0.44)	0.00
Net asset value, end of period	$17.92	$20.52	$19.09	$18.87	$17.71

Total return[5]	(6.03)%	15.79%	5.10%	9.12%	3.81%
Ratios/supplemental data:
Net assets, end of period (000s)	$2,793	$3,177	$1,967	$1,617	$1,201
Ratio of net investment income (loss) to average net assets	1.21%	1.15%	1.35%	1.09%	0.77%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[6]	1.57%	1.56%	1.89%	1.36%	1.80%
Waived fees and reimbursed expenses[6]	(0.62)%	(0.61)%	(0.94)%	(0.41)%	(0.85)%
Ratio of expenses to average net assets after waived fees and expenses[6]	0.95%	0.95%	0.95%	0.95%	0.95%
Portfolio turnover rate[7]	15%	24%	33%	32%	25%

[1]	In 2005, the Fund changed its fiscal year end from October 31 to July 31.
[2]	Commencement of operations.
[3]	Calculated based upon average shares outstanding.
[4]	Includes redemption fee of $0.02.
[5]

Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

[6]

During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.

[7]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period, except where noted. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual or semi-annual report, a copy of which is available upon request.

Value Fund

Class A Shares — Commenced on July 26, 2004

For a share outstanding throughout each period

For the period ended:	Jan. 31, 2008 (unaudited)	July 31, 2007	July 31, 2006[1]	July 31, 2005[1]	Oct. 31, 2004[2]
Net asset value, beginning of period	$20.51	$19.10	$18.90	$17.73	$17.06
Income from investment operations:
Net investment income (loss)	0.10 [3]	0.19 [3]	0.20	0.09	0.01
Net realized and unrealized gain (loss) on investments	(1.28)	2.76	0.67	1.49 [4]	0.66
Total from investment operations	(1.18)	2.95	0.87	1.58	0.67
Less distributions:
Distributions from net investment income	(0.21)	(0.21)	(0.12)	(0.08)	0.00
Distributions from net realized gain	(1.17)	(1.33)	(0.55)	(0.33)	0.00
Total from distributions	(1.38)	(1.54)	(0.67)	(0.41)	0.00
Net asset value, end of period	$17.95	$20.51	$19.10	$18.90	$17.73

Total return[5]	(6.08)%	15.54%	4.77%	9.00%	3.93%
Ratios/supplemental data:
Net assets, end of period (000s)	$2,317	$3,939	$3,487	$4,057	$1,438
Ratio of net investment income (loss) to average net assets	0.96%	0.90%	1.01%	0.66%	0.34%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[6]	1.73%	1.75%	2.04%	1.65%	2.03%
Waived fees and reimbursed expenses[6]	(0.53)%	(0.55)%	(0.84)%	(0.45)%	(0.83)%
Ratio of expenses to average net assets after waived fees and expenses[6]	1.20%	1.20%	1.20%	1.20%	1.20%
Portfolio turnover rate[7]	15%	24%	33%	32%	25%

[1]	In 2005, the Fund changed its fiscal year end from October 31 to July 31.
[2]	Commencement of operations.
[3]	Calculated based upon average shares outstanding.
[4]	Includes redemption fee of $0.02.
[5]

Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

[6]

During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.

[7]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period, except where noted. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual or semi-annual report, a copy of which is available upon request.

Value Fund

Class B Shares — Commenced on July 26, 2004

For a share outstanding throughout each period

For the period ended:	Jan. 31, 2008 (unaudited)	July 31, 2007	July 31, 2006[1]	July 31, 2005[1]	Oct. 31, 2004[2]
Net asset value, beginning of period	$20.28	$18.91	$18.73	$17.65	$17.06
Income from investment operations:
Net investment income (loss)	0.02 [3]	0.03 [3]	0.06	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	(1.28)	2.73	0.67	1.45 [4]	0.60
Total from investment operations	(1.26)	2.76	0.73	1.46	0.59
Less distributions:
Distributions from net investment income	(0.02)	(0.06)	0.00	(0.05)	0.00
Distributions from net realized gain	(1.17)	(1.33)	(0.55)	(0.33)	0.00
Total from distributions	(1.19)	(1.39)	(0.55)	(0.38)	0.00
Net asset value, end of period	$17.83	$20.28	$18.91	$18.73	$17.65

Total return[5]	(6.48)%	14.62%	4.03%	8.37%	3.46%
Ratios/supplemental data:
Net assets, end of period (000s)	$651	$1,002	$1,126	$1,306	$395
Ratio of net investment income (loss) to average net assets	0.20%	0.17%	0.28%	(0.10)%	(0.49)%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[6]	2.49%	2.51%	2.80%	2.40%	2.78%
Waived fees and reimbursed expenses[6]	(0.55)%	(0.56)%	(0.85)%	(0.45)%	(0.83)%
Ratio of expenses to average net assets after waived fees and expenses[6]	1.94%	1.95%	1.95%	1.95%	1.95%
Portfolio turnover rate[7]	15%	24%	33%	32%	25%

[1]	In 2005, the Fund changed its fiscal year end from October 31 to July 31.
[2]	Commencement of operations.
[3]	Calculated based upon average shares outstanding.
[4]	Includes redemption fee of $0.01.
[5]

Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

[6]

During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.

[7]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period, except where noted. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual or semi-annual report, a copy of which is available upon request.

Value Fund

Class C Shares — Commenced on July 26, 2004

For a share outstanding throughout each period

For the period ended:	Jan. 31, 2008 (unaudited)	July 31, 2007	July 31, 2006[1]	July 31, 2005[1]	Oct. 31, 2004[2]
Net asset value, beginning of period	$20.31	$18.92	$18.75	$17.66	$17.06
Income from investment operations:
Net investment income (loss)	0.02 [3]	0.03 [3]	0.06	0.02	0.00
Net realized and unrealized gain (loss) on investments	(1.28)	2.74	0.66	1.45 [4]	0.60
Total from investment operations	(1.26)	2.77	0.72	1.47	0.60
Less distributions:
Distributions from net investment income	(0.05)	(0.05)	0.00	(0.05)	0.00
Distributions from net realized gain	(1.17)	(1.33)	(0.55)	(0.33)	0.00
Total from distributions	(1.22)	(1.38)	(0.55)	(0.38)	0.00
Net asset value, end of period	$17.83	$20.31	$18.92	$18.75	$17.66

Total return[5]	(6.52)%	14.68%	3.97%	8.41%	3.52%
Ratios/supplemental data:
Net assets, end of period (000s)	$372	$463	$549	$691	$174
Ratio of net investment income (loss) to average net assets	0.22%	0.16%	0.29%	(0.13)%	(0.33)%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[6]	2.49%	2.51%	2.80%	2.39%	2.86%
Waived fees and reimbursed expenses[6]	(0.55)%	(0.56)%	(0.85)%	(0.44)%	(0.91)%
Ratio of expenses to average net assets after waived fees and expenses[6]	1.94%	1.95%	1.95%	1.95%	1.95%
Portfolio turnover rate[7]	15%	24%	33%	32%	25%

[1]	In 2005, the Fund changed its fiscal year end from October 31 to July 31.
[2]	Commencement of operations.
[3]	Calculated based upon average shares outstanding.
[4]	Includes redemption fee of $0.01.
[5]

Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

[6]

During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.

[7]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

C&B Large Cap Value Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for Class A1 as of 12/31 each year

Best and Worst Quarter

Best Quarter:	Q2 2003	20.94%
Worst Quarter:	Q3 2002	-17.54%

Average Annual Total Returns as of 12/31/07

	1 year	5 years	10 years
Class A1
Returns Before Taxes	-7.66%	11.08%	7.78%
Returns After Taxes on Distributions[2]	-8.63%	10.26%	5.28%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	-4.30%	9.32%	5.49%
Class B1 Returns Before Taxes	-7.75%	11.31%	7.64%
Class C1 Returns Before Taxes	-3.74%	11.57%	7.65%
Russell 1000® Value Index[3] (reflects no deduction for fees, expenses or taxes)	-0.17%	14.63%	7.68%

[1]

Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on July 26, 2004. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

[3]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

C& B Large Cap Value Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for Investor Class1 as of 12/31 each year (Effective on or about June 20, 2008, the Class D shares of the C&B Large Cap Value Fund will be renamed the Investor Class shares and modified to assume the features and attributes of Investor Class shares. See “Overview” in “Proposal: Approval of an Agreement and Plan of Reorganization” section for more information).

Best and Worst Quarter

Best Quarter:	Q2 2003	20.94%
Worst Quarter:	Q3 2002	-17.54%

Average Annual Total Returns as of 12/31/07

	1 year	5 years	10 years
Investor Class[1]
Returns Before Taxes	-2.11%	12.37%	8.41%
Returns After Taxes on Distributions[2]	-3.15%	11.54%	5.90%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	-0.65%	10.48%	6.05%
Russell 1000® Value Index[3] (reflects no deduction for expenses or taxes)	-0.17%	14.63%	7.68%

[1]	Investor Class shares incepted on May 15, 1990 (effective on or about June 20, 2008, the Class D shares will be renamed Investor Class shares). Performance shown reflects the performance of Class D.
[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

[3]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

C&B Large Cap Value Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for the Administrator Class1 as of 12/31 each year

Best and Worst Quarter

Best Quarter:	Q2 2003	20.94%
Worst Quarter:	Q3 2002	-17.54%

Average Annual Total Returns as of 12/31/07

	1 year	5 years	10 years
Administrator Class[1]
Returns Before Taxes	-1.86%	12.56%	8.50%
Returns After Taxes on Distributions[2]	-2.99%	11.67%	5.96%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	-0.49%	10.61%	6.11%
Russell 1000® Value Index[3] (reflects no deduction for expenses or taxes)	-0.17%	14.63%	7.68%

[1]

Administrator Class shares incepted on July 26, 2004. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

[3]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual report, a copy of which is available upon request.

C&B Large Cap Value Fund

Class A Shares — Commenced on July 26, 2004

For a share outstanding throughout each period

For the period ended:	Sept. 30, 2007	Sept. 30, 2006	Sept. 30, 2005[1]	Oct. 31, 2004[2]
Net asset value, beginning of period	$9.67	$8.62	$8.27	$8.01
Income from investment operations:
Net investment income (loss)	0.09 [3]	0.11	0.05 [3]	0.00
Net realized and unrealized gain (loss) on investments	0.98	1.16	0.40	0.26
Total from investment operations	1.07	1.27	0.45	0.26
Less distributions:
Distributions from net investment income	(0.11)	(0.04)	(0.03)	0.00
Distributions from net realized gain	(0.44)	(0.18)	(0.07)	0.00
Total from distributions	(0.55)	(0.22)	(0.10)	0.00
Net asset value, end of period	$10.19	$9.67	$8.62	$8.27

Total return[4]	11.20%	15.02%	5.45%	3.25%
Ratios/supplemental data:
Net assets, end of period (000s)	$72,865	$57,288	$51,719	$11,408
Ratio of net investment income (loss) to average net assets[5]	0.94%	1.25%	0.63%	0.18%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[5,6]	1.30%	1.30%	1.35%	1.60%
Waived fees and reimbursed expenses[5]	(0.10)%	(0.10)%	(0.15)%	(0.40)%
Ratio of expenses to average net assets after waived fees and expenses[5,6]	1.20%	1.20%	1.20%	1.20%
Portfolio turnover rate[7]	24%[8]	29%[8]	25%[8]	30%

[1]	The Fund changed its fiscal year-end from October 31 to September 30.
[2]	Commencement of operations at beginning of period.
[3]	Calculated based upon average shares outstanding.
[4]	Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
[5]	During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
[6]	Includes net expenses allocated from Portfolio(s) in which the Fund invests.
[7]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[8]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual report, a copy of which is available upon request.

C&B Large Cap Value Fund

Class B Shares — Commenced on July 26, 2004

For a share outstanding throughout each period

For the period ended:	Sept. 30, 2007	Sept. 30, 2006	Sept. 30, 2005[1]	Oct. 31, 2004[2]
Net asset value, beginning of period	$9.58	$8.56	$8.26	$8.01
Income from investment operations:
Net investment income (loss)	0.02 [3]	0.05	(0.01)[3]	(0.01)
Net realized and unrealized gain (loss) on investments	0.96	1.15	0.40	0.26
Total from investment operations	0.98	1.20	0.39	0.25
Less distributions:
Distributions from net investment income	(0.04)	0.00	(0.02)	0.00
Distributions from net realized gain	(0.44)	(0.18)	(0.07)	0.00
Total from distributions	(0.48)	(0.18)	(0.09)	0.00
Net asset value, end of period	$10.08	$9.58	$8.56	$8.26

Total return[4]	10.33%	14.20%	4.70%	3.12%
Ratios/supplemental data:
Net assets, end of period (000s)	$25,029	$26,082	$24,296	$5,790
Ratio of net investment income (loss) to average net assets[5]	0.18%	0.48%	(0.11)%	(0.60)%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[5,6]	2.05%	2.05%	2.10%	2.35%
Waived fees and reimbursed expenses[5]	(0.10)%	(0.10)%	(0.15)%	(0.40)%
Ratio of expenses to average net assets after waived fees and expenses[5,6]	1.95%	1.95%	1.95%	1.95%
Portfolio turnover rate[7]	24%[8]	29%[8]	25%[8]	30%

[1]	The Fund changed its fiscal year-end from October 31 to September 30.
[2]	Commencement of operations at beginning of period.
[3]	Calculated based upon average shares outstanding.
[4]	Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
[5]	During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
[6]	Includes net expenses allocated from Portfolio(s) in which the Fund invests.
[7]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[8]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual report, a copy of which is available upon request.

C&B Large Cap Value Fund

Class C Shares — Commenced on July 26, 2004

For a share outstanding throughout each period

For the period ended:	Sept. 30, 2007	Sept. 30, 2006	Sept. 30, 2005[1]	Oct. 31, 2004[2]
Net asset value, beginning of period	$9.58	$8.56	$8.26	$8.01
Income from investment operations:
Net investment income (loss)	0.02 [3]	0.05	(0.01)[3]	(0.01)
Net realized and unrealized gain (loss) on investments	0.96	1.15	0.40	0.26
Total from investment operations	0.98	1.20	0.39	0.25
Less distributions:
Distributions from net investment income	(0.04)	0.00	(0.02)	0.00
Distributions from net realized gain	(0.44)	(0.18)	(0.07)	0.00
Total from distributions	(0.48)	(0.18)	(0.09)	0.00
Net asset value, end of period	$10.08	$9.58	$8.56	$8.26

Total return[4]	10.34%	14.20%	4.71%	3.12%
Ratios/supplemental data:
Net assets, end of period (000s)	$16,926	$15,120	$13,075	$2,732
Ratio of net investment income (loss) to average net assets[5]	0.19%	0.49%	(0.12)%	(0.58)%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[5,6]	2.05%	2.05%	2.10%	2.35%
Waived fees and reimbursed expenses[5]	(0.10)%	(0.10)%	(0.15)%	(0.40)%
Ratio of expenses to average net assets after waived fees and expenses[5,6]	1.95%	1.95%	1.95%	1.95%
Portfolio turnover rate[7]	24%[8]	29%[8]	25%[8]	30%

[1]	The Fund changed its fiscal year-end from October 31 to September 30.
[2]	Commencement of operations at beginning of period.
[3]	Calculated based upon average shares outstanding.
[4]	Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
[5]	During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
[6]	Includes net expenses allocated from Portfolio(s) in which the Fund invests.
[7]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[8]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual report, a copy of which is available upon request.

C&B Large Cap Value Fund

Class D Shares Commenced on May 15, 1990 (effective on or about June 20, 2008, the Class D shares of the C&B Large Cap Value Fund will be renamed the Investor Class shares and modified to assume the features and attributes of Investor Class shares. See “Overview” in “Proposal: Approval of an Agreement and Plan of Reorganization” section for more information).

For a share outstanding throughout each period

For the period ended:	Sept. 30, 2007	Sept. 30, 2006	Sept. 30, 2005[1]	Oct. 31, 2004	Oct. 31, 2003
Net asset value, beginning of period	$9.67	$8.62	$8.27	$7.42	$6.49
Income from investment operations:
Net investment income (loss)	0.10 [2]	0.11	0.05 [2]	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.97	1.16	0.40	0.85	1.61
Total from investment operations	1.07	1.27	0.45	0.88	1.66
Less distributions:
Distributions from net investment income	(0.11)	(0.04)	(0.03)	(0.03)	(0.05)
Distributions from net realized gain	(0.44)	(0.18)	(0.07)	0.00	(0.68)
Total from distributions	(0.55)	(0.22)	(0.10)	(0.03)	(0.73)
Net asset value, end of period	$10.19	$9.67	$8.62	$8.27	$7.42

Total return[3]	11.20%	15.01%	5.44%	11.88%	28.34%
Ratios/supplemental data:
Net assets, end of period (000s)	$222,142	$163,397	$163,464	$50,790	$20,419
Ratio of net investment income (loss) to average net assets[4]	0.95%	1.22%	0.67%	0.40%	0.76%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[4,5]	1.30%	1.30%	1.35%	1.30%	1.20%
Waived fees and reimbursed expenses[4]	(0.10)%	(0.10)%	(0.15)%	(0.14)%	(0.04)%
Ratio of expenses to average net assets after waived fees and expenses[4,5]	1.20%	1.20%	1.20%	1.16%	1.16%
Portfolio turnover rate[6]	24%[7]	29%[7]	25%[7]	30%	26%

[1]	The Fund changed its fiscal year-end from October 31 to September 30.
[2]	Calculated based upon average shares outstanding.
[3]	Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
[4]	During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
[5]	Includes net expenses allocated from Portfolio(s) in which the Fund invests.
[6]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[7]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual report, a copy of which is available upon request.

C&B Large Cap Value Fund

Administrator Class Shares — Commenced on July 26, 2004

For a share outstanding throughout each period

For the period ended:	Sept. 30, 2007	Sept. 30, 2006	Sept. 30, 2005[1]	Oct. 31, 2004[2]
Net asset value, beginning of period	$9.69	$8.64	$8.27	$8.01
Income from investment operations:
Net investment income (loss)	0.12 [3]	0.13	0.07 [3]	0.01
Net realized and unrealized gain (loss) on investments	0.98	1.16	0.41	0.25
Total from investment operations	1.10	1.29	0.48	0.26
Less distributions:
Distributions from net investment income	(0.13)	(0.06)	(0.04)	0.00
Distributions from net realized gain	(0.44)	(0.18)	(0.07)	0.00
Total from distributions	(0.57)	(0.24)	(0.11)	0.00
Net asset value, end of period	$10.22	$9.69	$8.64	$8.27

Total return[4]	11.52%	15.24%	5.74%	3.37%
Ratios/supplemental data:
Net assets, end of period (000s)	$590,511	$241,435	$201,181	$9,627
Ratio of net investment income (loss) to average net assets[5]	1.23%	1.48%	0.83%	0.47%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[5,6]	1.12%	1.12%	1.13%	1.39%
Waived fees and reimbursed expenses[5]	(0.17)%	(0.17)%	(0.18)%	(0.44)%
Ratio of expenses to average net assets after waived fees and expenses[5,6]	0.95%	0.95%	0.95%	0.95%
Portfolio turnover rate[7]	24%[8]	29%[8]	25%[8]	30%

[1]	The Fund changed its fiscal year-end from October 31 to September 30.
[2]	Commencement of operations at beginning of period.
[3]	Calculated based upon average shares outstanding.
[4]	Total return calculations would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
[5]	During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
[6]	Includes net expenses allocated from Portfolio(s) in which the Fund invests.
[7]	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
[8]	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.

EXHIBIT F — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Asset Allocation Fund (the Fund) seeks long-term total return, consisting of capital appreciation and current income.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Galen G. Blomster, CFA

Gregory T. Genung, CFA

Jeffrey P. Mellas

FUND INCEPTION

November 13, 1986

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2007

(EXCLUDING SALES CHARGES)

Asset Allocation Fund	1-Year
Class A	14.83%
Benchmark
Asset Allocation Composite Index[1]	11.33%
S&P 500 Index[2]	16.44%
Lehman Brothers 20+ Treasury Index[3]	3.95%

[1]	The Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Lehman Brothers 20+ year U.S. Treasury Bond Index. You cannot invest directly in an Index.
[2]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock’s weight in the Index proportionate to its market value. You cannot invest directly in an Index.

[3]	The Lehman Brothers 20+ Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an Index.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds’ Web site — www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 5.75%. Performance including sales charge assumes the sales charge for the corresponding time period. Net and gross expense ratios for Class A shares are 1.15% and 1.26%. The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio. Without these reductions, the Fund’s returns would have been lower.

[4]

The chart compares the performance of the Wells Fargo Advantage Asset Allocation Fund Class A and Administrator Class shares for the most recent ten years with the Asset Allocation Composite Index, the S&P 500 Index and the Lehman Brothers 20+ Treasury Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

MANAGER’S DISCUSSION

Fund highlights

•	The Fund’s solid performance outpaced its composite benchmark.

•	Stocks outperformed bonds during the period, and the Fund’s emphasis on stocks significantly added to Fund performance.

•	The bond market had respectable gains, despite trouble from subprime mortgages.

Even with the slowdown in housing, the U.S. economy was resilient and corporate profits grew at a healthy pace.

The Fund emphasized stocks throughout most of the 12-month period, and this enhanced the performance of the portfolio as stocks significantly outperformed bonds. Continuing problems in the U.S. subprime housing market caused extreme market volatility during the last quarter of the period. Stocks subsequently rallied in the final month after the Fed cut short-term rates by a higher-than-expected 50 basis points.

The bond market showed respectable gains during the 12-month period, despite its underperformance compared to stocks. Problems with subprime mortgages spread to the broader fixed-income markets during the final quarter that ended in September. Although subsequent Fed easing reassured the overall bond market, inflation fears were evident in other markets, including higher commodity prices in the commodities markets and continued dollar weakness in the foreign exchange markets, respectively. The portfolio’s 25% Tactical Asset Allocation (TAA) Model shift away from the U. S. Treasury market toward U.S. stocks throughout most of the period helped to reduce the impact of the relatively lackluster returns from the U.S. bond market over the past year.

TEN LARGEST HOLDINGS[5,6] AS OF SEPTEMBER 30, 2007)
US Treasury Bond, 6.13%, 11/15/2027	8.68%
US Treasury Bond, 6.25%, 05/15/2030	7.08%
US Treasury Bond, 5.38%, 02/15/2031	6.38%
US Treasury Bond, 5.50%, 08/15/2028	4.22%
US Treasury Bond, 6.13%, 08/15/2029	4.18%
US Treasury Bond, 5.25%, 02/15/2029	4.02%
US Treasury Bond, 5.25%, 11/15/2028	3.93%
Exxon Mobil Corporation	2.31%
General Electric Company	1.91%
US Treasury Bill, 3.92%, 02/07/2008	1.26%

[5]	The ten largest holdings are calculated based on the market value of the securities divided by total market value of the Fund.
[6]	Portfolio holdings, sector distribution and allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio holdings/allocations.

With the most recent shift toward stocks, the portfolio maintained a long position in the S&P 500 Index futures and was short in the long-term U.S. Treasury bond futures.

The stock holdings in the Fund replicate the holdings of the S&P 500 Index, and the bond holdings of the Fund replicate the holdings of the Lehman Brothers 20+ Treasury Bond Index. The TAA Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, maintained a 25% shift toward stocks until the quarter that ended in June, when it shifted toward neutral. After remaining at the neutral allocation for a brief period, the TAA Model again identified an opportunity to shift assets in the portfolio toward stocks in the third quarter of 2007, though the shift was more modest at 15% compared to the 25% shift that was in place earlier in the year. To implement an overweight in stocks, the Fund has employed a hedged futures overlay transaction, thus keeping the portfolio’s underlying assets near their long-term strategic asset allocation of 60% stocks and 40% bonds. With the futures overlay, the Fund had an effective allocation of 75% stocks and 25% bonds at the end of the period.

The TAA Model indicates that stocks remain attractive relative to bonds.

The TAA model remains shifted toward stocks. At current levels, U.S. stocks are compellingly attractive relative to U.S. bonds. As a result, the TAA Model has shifted the portfolio allocation from its neutral position of 60% stocks and 40% bonds to its target allocation of 75% stocks and 25% bonds. This position will be maintained until either stocks become more attractive, in which case the shift toward stocks may increase, or until the TAA model indicates that the equilibrium between U.S. stocks and bonds has shifted back to neutral. Should that happen, the portfolio would return to its neutral allocation of 60% stocks and 40% bonds.

AVERAGE ANNUAL TOTAL RETURN7 (%) (AS OF SEPTEMBER 30, 2007)

	Including Sales Charge				Excluding Sales Charge				Expense Ratio
	6-Month*	1-Year	5-Year	10-Year	6-Month*	1-Year	5-Year	10-Year	Gross[8]	Net[9]
Class A (SFAAX)	2.41	8.22	11.45	6.60	8.64	14.83	12.77	7.23	1.26	1.15
Class B (SASBX)	3.20	9.03	11.66	6.45	8.20	14.03	11.92	6.45	2.01	1.90
Class C (WFALX)	7.24	12.91	11.91	6.44	8.24	13.91	11.91	6.44	2.01	1.90
Administrator Class (WFAIX)					8.81	15.10	13.05	7.38	1.08	0.90
Benchmarks
Asset Allocation Composite Index[1]					6.14	11.33	11.28	7.37
S&P 500 Index[2]					8.44	16.44	15.44	6.58
Lehman Brothers 20+ Treasury Index[3]					2.88	3.95	4.63	7.40

*	Returns for periods of less than one year are not annualized.
[7]

Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses. Prior to April 11, 2005, the Administrator Class was named the Institutional Class. Performance shown prior to the inception of the Administrator Class reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.

[8]	Reflects the gross expense ratio as stated in the February 1, 2007, prospectus and is based on the Fund’s previous fiscal year expenses as reported in the Financial Highlights.
[9]

The investment adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund’s returns would have been lower.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds’ Web site — www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage C&B Large Cap Value Fund (the Fund) seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Cooke & Bieler, L.P.

PORTFOLIO MANAGERS

Kermit S. Eck, CFA

Daren C. Heitman, CFA

Michael M. Meyer, CFA

James R. Norris

Edward W. O’Connor, CFA

R. James O’Neil, CFA

Mehul Trivedi, CFA

FUND INCEPTION

May 15, 1990

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2007

(EXCLUDING SALES CHARGES)

C&B Large Cap Value Fund	1 Year
Class A	11.20%
Benchmark
Russell 1000 Value Index[1]	14.45%

[1]	The Russell 1000® Value Index measures performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds’ Web site at www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 5.75%. Performance including sales charge assumes the sales charge for the corresponding time period. Net and gross expense ratios for Class A shares are 1.20% and 1.40%. The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio. Without these reductions, the Fund’s returns would have been lower.

[2]

The chart compares the performance of the Wells Fargo Advantage C&B Large Cap Value Fund Class A shares and Institutional Class shares for the most recent ten years with the Russell 1000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

MANAGER’S DISCUSSION

Fund highlights

•	The Fund’s solid performance lagged behind its benchmark.

•	We sold several stocks that had reached their valuation targets so that we could purchase new stocks with more potential for appreciation.

•	Our hope is that investors will become less complacent and more willing to appropriately price risk.

The Fund’s relative underperformance was attributable to its underweighting in the energy sector.

Our emphasis on investing in quality businesses with sustainable competitive advantages may at times lead us away from duplicating the sector weightings found in the Fund’s benchmark, the Russell 1000 Value Index. This was true during the last 12 months for us as we positioned the Fund to be underweighted in the energy sector compared to the benchmark. While energy ended up being a positive contributor to the Russell 1000 Value Index, we believe that utilities and commodity-related companies can be fundamentally challenged over the long term by competitive and regulatory constraints. In this case, the Fund’s underweighting in energy explained in large part its underperformance relative to the benchmark.

[3]	Sector distribution and equity holdings are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution and equity holdings.

More importantly, our strategic stock selection continued to be a positive factor in the Fund’s performance. Positive contributors included Vodafone, McDonald’s, Exxon Mobil, Eaton Corporation, and Illinois Tool Works. Our worst performers included Countrywide Financial, Jones Apparel Group, Molex, Zale, and Avery Dennison.

While the overall market environment was challenging and unpredictable as investors assessed and reassessed their tolerance for risk, we were able to find several suitable stocks for the Fund.

Beyond adding to existing holdings that were temporarily out of favor with Wall Street, we also established new positions in several companies, including Avery Dennison, Diebold, Kohl’s, Wal-Mart Stores, and Williams-Sonoma.

TEN LARGEST EQUITY HOLDINGS[3,4] (AS OF SEPTEMBER 30, 2007)
Vodafone Group plc ADR	3.73%
Exxon Mobil Corporation	3.60%
American Express Company	3.40%
American International Group Incorporated	3.23%
State Street Corporation	3.20%
Bank of America Corporation	3.16%
Quest Diagnostics Incorporated	3.15%
McDonald’s Corporation	3.00%
Omnicom Group Incorporated	2.91%
Dover Corporation	2.78%

[4]

The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

To make room for these additions, we eliminated Big Lots, General Dynamics, Hasbro, and Nokia because these companies reached the valuation targets we had set for them. We also sold Freddie Mac and used the proceeds to purchase securities that we believed had more potential for appreciation. Also during the 12-month period, we reevaluated our thesis on Gannett, a newspaper publisher, and sold the position. It had become clear that the Internet had impacted the circulation of this newspaper publisher’s offerings more than we had originally projected. In addition, a small number of holdings were eliminated during the 12-month period as the result of acquisitions and buyouts; they included American Power Conversion, Aramark, and HCA.

We have been concerned for some time about our perception of excessive complacency regarding risk in the financial markets.

As bottom-up stock pickers concerned with good fundamentals, we never know what direction the overall stock market will take in the short term. However, what we can say about the current environment is that we have been concerned for some time about our perception of excessive complacency regarding risk in the financial markets, especially considering the amount of leverage that has been used to finance deals and enhance returns. When it comes to reviewing the history of financial markets, we can find several examples that show how consensus thinking and blind optimism led to significant losses. Nevertheless, we were encouraged when investors recently seemed to be waking up to some of the risks that, by our way of thinking, resulted from excess liquidity, a five-year bull market for stocks, and a global economy that has been aggressively building infrastructure and capacity for some time. While we’re not convinced that the wake-up call was heard by all, especially in light of how quickly investor sentiment seemed to reverse when the Fed took action to lower lending rates and increase liquidity, our hope is that investors will become less complacent and more willing to appropriately price risk than they have in the recent past. If this happens, the market may remain somewhat volatile in the short term with unpredictable returns. While that may not be the preferred scenario, the alternative of watching the market surge followed by a quick decline is less desirable from our point of view.

Either way, our approach will remain the same. Through strict implementation of our high-quality, low-risk investment philosophy, we will diligently research and carefully select attractively valued stocks of financially strong companies with competitively advantaged businesses that generate solid returns, supported by stable cash flows.

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2007)

	Including Sales Charge				Excluding Sales Charge				Expense Ratio
C&B Large Cap Value Fund	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross[6]	Net[7]
Class A (CBEAX)	(1.26)	4.81	13.85	8.25	4.73	11.20	15.22	8.90	1.40%	1.20%
Class B (CBEBX)	(0.65)	5.33	14.16	8.13	4.35	10.33	14.39	8.13	2.15%	1.95%
Class C (CBECX)	3.35	9.34	14.39	8.13	4.35	10.34	14.39	8.13	2.15%	1.95%
Class D (CBEQX)					4.73	11.20	15.22	8.90	1.40%	1.20%
Administrator Class (CBLLX)					4.82	11.52	15.39	8.98	1.22%	0.95%
Institutional Class (CBLSX)					4.90	11.69	15.60	9.08	0.95%	0.70%
Benchmark
Russell 1000 Value Index[1]					4.67	14.45	18.07	8.80

*	Returns for periods of less than one year are not annualized.
[5]

Effective December 6, 2004, the Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. Performance shown prior to the inception of the Class B and Class C shares reflects the performance of the unnamed share class of the predecessor fund, adjusted to reflect Class B and Class C sales charges and expenses, as applicable. Performance shown prior to the inception of the Class A, Administrator Class and Institutional Class shares reflects the performance of the unnamed share class of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Class A, Administrator Class and Institutional Class shares. Performance shown prior to July 26, 2004 for the Class D shares reflects the performance of the unnamed share class of the predecessor fund. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

[6]

Reflects the gross expense ratio as stated in the February 1, 2007, prospectus and is based on the Fund’s previous fiscal year expenses, which includes the gross expenses of the Master Portfolio. The gross expense ratio reported in the Financial Highlights includes only the net expenses of the Master Portfolio.

[7]

The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund’s returns would have been lower.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds’ Web site at www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class D, Administrator Class and Institutional Class shares are sold without sales charges or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Government Securities Fund (the Fund) seeks current income.

INVESTMENT ADVISER	SUBADVISER
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated

FUND MANAGERS	FUND INCEPTION
Michael J. Bray, CFA	10/29/1986
W. Frank Koster
Jay N. Mueller, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?

The Fund’s Investor Class shares returned 5.55%1 for the 12-month period that ended May 31, 2007, underperforming its benchmark, the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index4, which returned 6.45%. In addition, the Fund outperformed the Lehman Brothers Intermediate U.S. Government Bond Index5, which returned 5.48% during the same period.

[1]

Performance shown prior to April 11, 2005 for the Class C, Advisor Class, Institutional Class and Investor Class shares reflects the performance of the Class C, Advisor Class, Institutional Class and Investor Class shares, respectively, of the Strong Government Securities Fund, the predecessor fund. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares of the predecessor fund, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of the Advisor Class shares reflects the performance of the Investor Class shares of the predecessor fund, adjusted to reflect Advisor Class expenses. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Institutional Class shares of the predecessor fund, adjusted to reflect Administrator Class expenses. Performance shown prior to August 31, 1999 for the Administrator Class shares reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.

For Class C shares the maximum contingent deferred sales charge is 1.00%. Performance including sales charges assumes the sales charge for the corresponding time period. Administrator Class, Advisor Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

WHAT FACTORS AFFECTED THE FUND’S PERFORMANCE?

Interest rates fell substantially during much of the period due in part to a continued retreat in the housing market and investor concern about the subprime mortgage market. The yield of the 10-year U.S. Treasury note fell from 5.12% to 4.46% during the first six months of the period. This move was partially reversed during the second half of the period, and by May 31, 2007, the yield of the 10-year U.S. Treasury had risen to about 4.90%.

Throughout much of the period, we maintained an interest rate exposure slightly longer than our market-based benchmark. Consequently, we benefited from the decline in interest rates, and the Fund’s duration (sensitivity to interest rates) and yield-curve positioning contributed to performance. While we maintained considerable holdings in mortgage-backed securities (MBS), the Fund was underweighted in MBS relative to its benchmark. Holding fewer mortgage securities reduced the incremental income in the Fund and detracted from performance.

WHAT CHANGES DID YOU MAKE TO THE FUND’S HOLDINGS DURING THE PERIOD?

We carried a slightly longer portfolio duration for much of the period and elected to move to a neutral duration as rates declined and the market adjusted to expectations that the Fed would cut the federal funds rate. We were able to take advantage of the situation because the market’s expectation was not consistent with our outlook. With respect to yield-curve positioning, the yield curve had inverted and long-term interest rates were lower than short-term interest rates. The inverted yield curve prompted us to change the Fund’s neutral duration in order to be well positioned for a steeper yield curve. In addition, we began to add agency debentures and MBS to reduce the Fund’s long-standing, underweighted position in these sectors.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?

The U.S. economic expansion entered a mid-cycle slowdown in the second quarter of 2006. While housing and high energy costs remain impediments to growth, we believe that the worst of the slowdown is now behind us. There could be a few more quarters of subtrend growth as the housing sector continues its retrenchment, but we continue to believe that a slide into recessionary conditions is unlikely this year. Recent data on consumer spending, employment, and manufacturing generally support this view.

Against this backdrop, we believe that inflation (excluding the effects of energy costs) is likely to remain close to current levels. Although the Fed has signaled its concern about pressures on the core inflation rate, we believe that the U.S. central bank will leave its overnight rate targets unchanged for the remainder of this year.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Consult the Fund’s prospectus for additional information on these and other risks. The U.S. Government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF MAY 31, 2007)

	Including Sales Charge				Excluding Sales Charge				Gross Expense Ratio[2]	Net Expense Ratio[3]
	6-Months*	1-Year	5-Year	10-Year	6-Months*	1-Year	5-Year	10-Year
Class C	(0.89)	3.89	3.09	4.67	0.11	4.89	3.09	4.67	1.80%	1.70%
Administrator Class					0.61	5.94	4.35	5.90	0.88%	0.70%
Advisor Class					0.51	5.71	4.02	5.52	1.05%	0.90%
Institutional Class					0.62	6.17	4.57	6.08	0.60%	0.48%
Investor Class					0.38	5.55	4.07	5.69	1.22%	0.95%
Benchmarks
Lehman Brothers U.S. Aggregate Excluding Credit Bond Index[4]					0.79	6.45	4.40	N/A
Lehman Brothers Intermediate U.S. Government Bond Index[5]					1.01	5.48	3.73	5.43

*	Returns for periods of less than one year are not annualized.
[2]	Reflects the gross expense ratio as stated in the October 1, 2006, prospectus and is based on the Fund’s previous fiscal year expenses as reported in the Financial Highlights.
[3]

The investment adviser has contractually committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund’s returns would have been lower.

[4]

The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. The limited performance history of the Lehman Brothers U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund’s performance. This index has an inception date of May 1, 2001. You cannot invest directly in an Index.

[5]

The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an Index.

PORTFOLIO ALLOCATION[6] (AS OF MAY 31, 2007)	GROWTH OF $10,000 INVESTMENT[7] (AS OF MAY 31, 2007)

[6]	Portfolio allocation is subject to change.
[7]

The chart compares the performance of the Wells Fargo Advantage Government Securities Fund Class C and Investor Class shares for the most recent ten years with the Lehman Brothers Intermediate U.S. Government Bond Index. The chart assumes a hypothetical investment of $10,000 in Class C and Investor Class shares, reflects all operating expenses and, for Class C shares, assumes the maximum contingent-deferred sales charge of 1.00%.

WELLS FARGO ADVANTAGE HIGH INCOME FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage High Income Fund (the Fund) seeks total return, consisting of a high level of current income and capital appreciation.

INVESTMENT ADVISER	SUBADVISER
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated

FUND MANAGER	FUND INCEPTION
Thomas M. Price, CFA	12/28/1995

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?

The Fund’s Investor Class shares returned 10.95%1 for the 12-month period that ended May 31, 2007, underperforming its benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index4, which returned 13.19% during the same period.

[1]

Performance shown prior to April 11, 2005 for the Advisor Class, Institutional Class and Investor Class shares reflects the performance of the Advisor Class, Institutional Class and Investor Class shares, respectively, of the Strong High-Yield Bond Fund, the predecessor fund. Performance shown prior to the inception of the Advisor Class shares reflects the performance of the Investor Class shares of the predecessor fund, adjusted to reflect Advisor Class expenses. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds’ Web site — www.wellsfargo.com/advantagefunds.

Advisor Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. The Fund has a redemption fee of 2.00% deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.

WHAT FACTORS AFFECTED THE FUND’S PERFORMANCE?

The market was much stronger than we expected it to be during the period. Low levels of corporate defaults and global liquidity combined to provide a strong backdrop for high-yield securities. The percentage of U.S. issuers that have defaulted in the prior year, according to Moody’s Investors Service, is below 1.5%, close to the lowest level in the last 25 years. The yield on the 10-year U.S. Treasury note also rallied from 5.12% to 4.89% during the period, providing a positive backdrop for high-yield corporate bond returns.

Several factors contributed to the Fund’s relative underperformance. The largest factor was conservative positioning. High-yield spreads finished the period at all-time tight levels compared to U.S. Treasuries. We don’t believe that the current risk and reward trade-off justifies a neutral or aggressive stance. We maintained a higher than usual cash balance during the first six months of the period. Our positions in bank debt provided solid income but did not experience the same price appreciation enjoyed by most high-yield bonds. We were also conservatively positioned within the riskiest sectors (CCC and lower) of the market, which significantly outperformed. Another important factor was our decision to limit the Fund’s maximum exposure to any one issuer to 3%. General Motors and Ford Motor, along with their finance subsidiaries, represent more than 11% of the Fund’s benchmark index. Both issuers significantly outperformed the overall high-yield market during the period. However, we did not believe that having greater exposure would be prudent, because it would require significant concentration of the portfolio in highly correlated companies.

WHAT CHANGES DID YOU MAKE TO THE FUND’S HOLDINGS DURING THE PERIOD?

We have been slowly improving the overall credit quality of the portfolio. We ended the period with just over 5% of the portfolio in investment-grade bonds. Most of the securities were rated BB at the time of purchase and were subsequently upgraded by the ratings agencies. We generally maintain cash balances at 3% or less, but our average cash balance during the period was higher than normal.

The most significant changes we made to the Fund’s industry exposures were to increase positions in finance, communications, utilities, and environmental. We significantly reduced positions in the consumer products, energy, metals, entertainment, and home construction industries. Our view is that the slowdown in the housing industry will continue for some time, so we have sold all of our homebuilding bonds. The changes to the remaining industries were driven by our credit analysis of individual companies, rather than a change in our overall view of performance in any given industry.

We significantly reduced our combined positions in bank debt and floating-rate bonds by approximately 8% during the period, down to 9% of the Fund’s holdings. Most of the reduction was in floating-rate bonds. Although these positions are generating attractive income, they have limited potential for price appreciation relative to fixed-rate bonds.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?

We believe that the fundamental backdrop remains favorable for the high-yield market for the near future. We expect default rates to remain low throughout 2007. However, with high-yield spreads at near historically tight levels, we believe that the positive fundamentals are more than reflected in bond prices, and the proper response is to continue to position the Fund accordingly.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF MAY 31, 2007)

	6-Months*	1-Year	5-Year	10-Year	Gross Expense Ratio[2]	Net Expense Ratio[3]
Advisor Class	5.41	10.96	8.97	5.32	1.17%	0.86%
Institutional Class	5.76	11.39	9.72	5.89	0.77%	0.43%
Investor Class	5.41	10.95	9.09	5.54	1.34%	0.86%
Benchmark
Lehman Brothers U.S. Corporate High Yield Bond Index[4]	5.90	13.19	10.61	6.63

*	Returns for periods of less than one year are not annualized.

[2]	Reflects the gross expense ratio as stated in the October 1, 2006, prospectus and is based on the Fund’s previous fiscal year expenses as reported in the Financial Highlights.
[3]

The investment adviser has contractually committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund’s returns would have been lower.

[4]

Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment grade debt index. The Index consists of domestic and corporate bonds rate Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an Index.

CREDIT QUALITY[5] (AS OF MAY 31, 2007)	GROWTH OF $10,000 INVESTMENT[6] (AS OF MAY 31, 2007)

[5]	The ratings indicated are from Standard & Poor’s and/or Moody’s Investors Service. Allocations are subject to change.
[6]

The chart compares the performance of the Wells Fargo Advantage High Income Fund Investor Class for the most recent ten years with the Lehman Brothers U.S. Corporate High Yield Bond Index. The chart assumes a hypothetical investment of $10,000 in the Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INCOME PLUS FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Income Plus Fund (the Fund) seeks to maximize income while maintaining prospects for capital appreciation.

INVESTMENT ADVISER	SUBADVISER
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated

FUND MANAGERS	FUND INCEPTION
W. Frank Koster	07/13/1998
Thomas M. Price, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?

The Fund’s Class A shares returned 7.04% (excluding sales charge) for the 12-month period that ended May 31, 2007, under-performing its benchmark, the Lehman Brothers U.S. Universal Bond Index3 which returned 7.24% during the same period.

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site at — www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charges assumes the sales charge for the corresponding time period.

WHAT FACTORS AFFECTED THE FUND’S PERFORMANCE?

The Fund’s duration (sensitivity to interest rates) positioning detracted from its performance. We had thought that short- and intermediate-term interest rates would remain relatively stable or even rise. Instead, rates generally fell across the maturity spectrum, which hurt performance because the Fund had a slightly short duration position relative to the benchmark for some of the period. On balance, however, our positioning and opportunistic trading within the mortgage sector added value to the Fund and helped it to outperform the benchmark during the last six months of the period.

While the subprime sector of the mortgage market struggled during the period, we made decisions based on our expectation that the subprime sector will have minimal impact on the larger mortgage-backed securities (MBS) market. There is now a split between MBS pools collateralized by conventional loans and those collateralized by subprime loans.

In corporate bonds, technicals and fundamentals remained strong and defaults were low. Leveraged buyouts and merger and acquisition activity remained strong for corporate securities, adding some risk to that area of the bond market. Our primary focus in the corporate bond market was to identify relative value trades and credit names with improved quality and lower event risk profiles. This strategy contributed to Fund performance.

WHAT CHANGES DID YOU MAKE TO THE FUND’S HOLDINGS DURING THE PERIOD?

Consistent with our current investment strategy to manage the Fund’s risk, we continued to move the Fund’s duration closer to neutral and also reduced our high-yield exposure in the Fund to approximately 10%. We traded opportunistically as the market sold off and rallied, which helped neutralize the negative impact of our previous short duration bias.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?

Despite the steady declines in the auto and housing industries, the overall economy remains healthy. On balance, we believe that Gross Domestic Product growth in the second half of 2007 may be around 2% and inflation will continue at its moderate pace. We expect the core Consumer Price Index and the core Personal Consumption Expenditures deflator to remain above the Fed’s implicit target zone for the remainder of 2007. Measures of consumer confidence are much stronger today than they were 15 years ago when the economy entered the consumer-led recession of 1990 — 1991. In our view, the job market should remain healthy with unemployment hovering around 4.5% through the end of 2007. We believe that the Fed will keep the federal funds rate at 5.25% throughout the remainder of the year and that the next Fed move will likely be sometime in 2008.

Within the high-yield market, default rates will likely increase in 2008 but will remain below long-term averages. Given the current economic and market environment, we expect spreads to widen, but we anticipate total returns will be positive over the remainder of the year. We plan to continue to position the Fund conservatively in the months ahead.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2007)

	Including Sales Charge				Excluding Sales Charge				Gross Expense Ratio[1]	Net Expense Ratio[2]
	6-Months*	1-Year	5-Year	Life of Fund	6-Months*	1-Year	5-Year	Life of Fund
Class A	(3.02)	2.27	4.61	4.04	1.58	7.04	5.57	4.58	1.29%	1.00%
Class B	(3.80)	1.24	4.43	3.80	1.20	6.24	4.77	3.80	2.04%	1.75%
Class C	0.20	5.24	4.77	3.80	1.20	6.24	4.77	3.80	2.04%	1.75%
Benchmark
Lehman Brothers U.S. Universal Bond Index[3]					1.09	7.24	5.34	5.83

*	Returns for periods of less than one year are not annualized.
[1]	Reflects the gross expense ratio as stated in the October 1, 2006, prospectus and is based on the Fund’s previous fiscal year expenses as reported in the Financial Highlights.
[2]

The investment adviser has contractually committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund’s returns would have been lower.

[3]

The Lehman Brothers U.S. Universal Bond Index is an unmanaged market-value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an Index.

PORTFOLIO ALLOCATION[4] (AS OF MAY 31, 2007)	GROWTH OF $100,000 INVESTMENT[5] (AS OF MAY 31, 2007)

[4]	Portfolio allocation is subject to change.
[5]

The chart compares the performance of the Wells Fargo Advantage Income Plus Fund Class A shares for the life of the Fund with the Lehman Brothers U.S. Universal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares, reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage International Equity Fund (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Artisan Partners Limited Partnership LSV Asset Management New Star Institutional Managers Limited

PORTFOLIO MANAGERS

Mark Beale

Brian Coffey

Josef Lakonishok

Richard Lewis

Puneet Mansharamani, CFA

Menno Vermeulen, CFA

Robert W. Vishny

Mark L. Yockey, CFA

FUND INCEPTION

September 24, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2007

(EXCLUDING SALES CHARGES)

International Equity Fund	1 Year
Class A	23.68%
Benchmark
MSCI EAFE® Index[1]	24.86%

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”)SM Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an Index.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds’ Web site — www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 5.75%. Performance including sales charge assumes the sales charge for the corresponding time period. Net and gross expense ratios for Class A shares are

1.50% and 1.67%. The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown.

The Fund has a redemption fee of 2.00% deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.

[2]

The chart compares the performance of the Wells Fargo Advantage International Equity Fund Class A and Administrator Class shares for the most recent ten years of the Fund with the MSCI EAFE Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

The Fund uses three different styles of international equity management: international value style, subadvised by LSV Asset Management (LSV); international core style, subadvised by New Star Institutional Managers Limited (New Star); international growth style, subadvised by Artisan Partners Limited Partnership (Artisan).

MANAGER’S DISCUSSION

Fund highlights

•	The Fund modestly underperformed its benchmark during the past year.

•	Given the Fund’s diversification, the outperformance of larger cap companies compared to their smaller and mid cap counterparts in the growth category held back the Fund’s performance to some extent.

•	At the same time, an overweighting in Asia benefited the Fund’s performance.

Stock selection and country allocation both affected the Fund’s performance.

The LSV portfolio was helped by an overweighting in materials and telecommunication stocks. The materials sector in particular was driven by global economic growth — especially in emerging markets, which benefited from strong demand for commodities. Also helping was the underweighting in the health care sector, which posted only modest gains overall. Partially offsetting these positive influences were overweightings in financial and consumer discretionary stocks. Both groups struggled in response to the subprime mortgage crisis late in the period.

Individual stocks that added to the LSV portfolio returns included steel companies Nippon Steel, based in Japan; Voestalpine, located in Austria; and Finland’s Rautaruukki. All three companies benefited from strong worldwide steel demand. A number of the industrial holdings also helped, including shipping companies Orient Overseas and Neptune Orient Lines — based in Hong Kong and Singapore, respectively — as well as CITIC Pacific, a Hong Kong — based conglomerate whose infrastructure-related businesses include power generation, aviation, and trading and distribution services. All three stocks more than doubled during the period. Exposure to the automotive industry contributed as well, as our positions in car manufacturers Fiat (Italy) and Daimler (Germany) posted strong returns.

TEN LARGEST EQUITY HOLDINGS[3,4] (AS OF SEPTEMBER 30, 2007)
DaimlerChrysler AG	1.69%
Vodafone Group plc	1.44%
Allianz SE	1.37%
Roche Holding AG Genusshein	1.23%
Nestle SA	1.17%
Telefonica SA	1.11%
Lloyds TSB Group plc	1.03%
National Grid plc	1.03%
Total SA	1.02%
ENI SpA	1.00%

[3]	Ten largest equity holdings and portfolio composition are subject to change. Cash and cash equivalents are not reflected in the calculations of ten largest equity holdings and sector distribution.
[4]	The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

Although being overweighted in the solid-performing telecommunications sector was positive for the LSV portfolio, stock selection within the sector detracted somewhat, with Japanese telecommunications companies NTT and NTT DoCoMo struggling. In addition, several consumer discretionary and financial holdings lagged, such as U.K.-based consumer electronics retailer DSG International and mortgage bank Alliance & Leicester.

The New Star portfolio was overweight in the Pacific Basin, excluding Japan, and in particular was overweight in Hong Kong and Singapore. These markets gained 51% and 63.8%, respectively, during the period, and the impact was positive for performance. The Asia overweight was chiefly financed from a large underweight in the United Kingdom and a modest underweight in Japan.

The negative contribution at the stock level came from Japan and Europe, and its impact was minimized by positive contributions from Australia and Hong Kong. Japanese stock selection was negative as the holdings in financials and housing were disappointing. We reduced exposure to both segments because recovery looked unlikely. Stock selection in Japan improved as we switched toward more cyclical holdings in materials and industrials, but the total impact remained negative. In Europe, the underweight in materials, especially in the United Kingdom, detracted from Fund performance as the large-cap mining companies performed well. The overweight in energy stocks in Europe also hampered performance; the large-cap oil stocks disappointed even as crude oil increased 30%. In

Australia, the Fund benefited from an overweight in the mining giant Rio Tinto and insurance companies QBE and AXA Asia Pacific. In Hong Kong, holdings in real estate companies Cheung Kong, Hang Lung Properties, and Sun Hung Kai Properties all performed well while returns were further boosted by China Mobile.

The Artisan portfolio benefited from positive stock selection and exposure to emerging markets such as China. Artisan’s demographic and infrastructure themes were key sources of security selection strength in the telecommunications, utilities, financials, and energy sectors. The list of top contributors in those themes and sectors included French industrial conglomerate Bouygues SA, Chinese wireless providers China Mobile Ltd. and China Unicom Limited, French electricity producer Electricite de France, Chinese insurance company China Life Insurance Co., Limited, Russian utility company RAO Unified Energy System, French energy infrastructure company Technip SA and Norwegian energy infrastructure company SeaDrill Ltd. French construction company Alstom, German specialty chemicals company Wacker Chemie AG and Korean Internet and online gaming company NHN Corp. also performed very well. Wacker Chemie and NHN were purchased during the period.

Returns relative to the Index were negatively impacted by low exposure in a strong materials sector and weakness in the consumer finance related holdings in Japan. In the consumer finance industry, the Artisan portfolio was hurt by weakness in Japanese retail affiliated credit card company Credit Saison Co., Ltd., Japanese general leasing company ORIX Corporation and Japanese consumer finance company AIFUL CORPORATION. We sold Aiful due to reduced expectations for future growth.

Changes in the Fund were driven by the three investment styles that include value, core, and growth.

LSV seeks to add value through an individual stock selection process that favors deep value. During the period the Fund’s LSV portfolio’s average market capitalization continued to increase gradually. From a sector perspective, weightings in industrials and telecommunications increased, while allocations to financials and utilities decreased. Even though exposure to financials was reduced somewhat, this sector accounted for the largest part of the portfolio.

New Star made several changes to the Fund’s core portfolio, which included adding to its position in property developer Cheung Kong and buying a new position in Hang Lung Properties. Despite taking partial profits in China Mobile and Sun Hung Kai Properties in Hong Kong the net effect of New Star’s activity was to increase the Hong Kong exposure from 4.2% to 6.4%. Australian weightings were lifted with the purchase of Woodside Petroleum and Santos in the energy sector while the purchase of Axa Asia Pacific lifted the financials exposure. In the United Kingdom, New Star sold the position in HSBC early in the year due to concern over its exposure to the U.S. subsidiary, Household. New Star also reduced the holding in the mobile operator Vodafone after strong gains. Further reductions were made in brewer Scottish & Newcastle and in Royal Dutch Shell. This activity took the United Kingdom exposure from 19.7% to 17.7% by the end of the period. In Japan, though the weighting was lower at 18.2% from 19.6%, we reduced exposure to financials with the sale of insurers Millea and Mitsui Sumitomo and raised exposure in the Real estate segment through purchases of Mitsui Fudosan and Japan East Railways (which has extensive property assets). Similarly in Europe, excluding the United Kingdom, though overall exposure was changed little we reduced holdings in financials with sales of BBVA in Spain, Danske Bank in Denmark, and Commerzbank in Germany. European purchases included Nokia in Finland and Daimler Chrysler and Siemens in Germany as well as Telefonica in Spain. We judged these companies to have more secure earnings than the financials which were sold.

Artisan’s fundamental investment decisions had the largest impact on weightings in the financial sector and Japan, both of which declined considerably. Its list of sales in those two areas included UBS AG, Mizuho Financial Group, Inc., UniCredito Italiano SpA, Fortis, Shinhan Financial Group Co., Ltd., ING Groep N.V., Mitsubishi UFJ Financial Group, Inc. and Axa.

Those sales funded the purchases of securities from other sectors. The largest additions to Artisan’s portfolio were German car and truck manufacturer DaimlerChrysler AG, Wacker Chemie, German pharmaceutical company Bayer AG, Japanese heavy machine manufacturer Mitsubishi Heavy Industries, Ltd. and U.K. utility National Grid PLC.

The Fund leverages the investment expertise of three independent teams. As such, there is wide range of opinion regarding the outlook for the international equity markets.

It is important to note that the Fund is, by design, a diversified vehicle intended to provide broad exposure across international equity markets. LSV’s portfolio is conservatively positioned and will continue to seek investments at significant valuation discount compared to the market, with a bias toward mid cap stocks, relative to the Fund’s benchmark. New Star’s portfolio remains positioned for a possible slowdown in corporate profits and earning expectations. Artisan’s portfolio continues to participate in a scenario of moderating economic growth.

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2007)

	Including Sales Charge				Excluding Sales Charge				Expense Ratio
International Equity Fund	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross[6]	Net[7]
Class A (SILAX)	1.83	16.58	17.39	6.83	8.04	23.68	18.79	7.47	1.67%	1.50%
Class B (SILBX)	2.61	17.73	17.67	6.66	7.61	22.73	17.88	6.66	2.42%	2.25%
Class C (WFECX)	6.58	21.76	17.87	6.66	7.58	22.76	17.87	6.66	2.42%	2.25%
Administrator Class (WFIEX)					8.16	24.00	19.05	7.68	1.49%	1.25%
Institutional Class (WFISX)					8.27	24.22	18.83	7.02	1.29%	1.05%
Benchmark
MSCI EAFE® Index[1]					8.72	24.86	23.55	7.97

*	Returns for periods of less than one year are not annualized.
[5]

Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses. Prior to April 11, 2005, the Administrator Class was named the Institutional Class. Performance shown prior to the inception of the Administrator Class reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower. Performance shown for the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class shares annual returns are substantially similar to what the Institutional Class shares annual returns would be because the Administrator Class shares and Institutional Class shares are invested in the same portfolio and their annual returns differ only to the extent that they do not have the same expenses.

[6]

For Classes A, B, C and Administrator, reflects the gross expense ratio as stated in the February 1, 2007, prospectus and is based on the Fund’s previous fiscal year expenses as reported in the Financial Highlights. For the Institutional Class this is the first full fiscal year for the Fund. The gross expense ratio is as stated in the February 1, 2007, prospectus and is based on estimates for the current fiscal year whereas the gross expense ratio reported in the Financial Highlights is based on actual expenses for the Fund.

[7]

The investment adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund’s returns would have been lower.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds’ Web site — www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

The Fund has a redemption fee of 2.00% deducted from the net proceeds of shares redeemed or exchanged within 30 days after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile, and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to small company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Municipal Bond Fund (the Fund) seeks current income exempt from federal income tax.

INVESTMENT ADVISER	SUBADVISER
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated

PORTFOLIO MANAGER	FUND INCEPTION
Lyle J. Fitterer, CFA, CPA	10/23/1986
Kenneth M. Salinger, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?

The Fund’s Investor Class shares returned 5.43%1 for the 12-month period that ended June 30, 2007, outperforming its benchmark, the Lehman Brothers Municipal Bond Index2 , which returned 4.69% during the same period.

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available at the Funds’ Web site — www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Administrator Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. Currently Classes A, B, C and Administrator shares are closed to new investors.

WHAT FACTORS AFFECTED THE FUND’S PERFORMANCE?

While municipal market yields started and ended the period at similar levels, they traded in a range of 75 to 80 basis points (100 basis points equals 1.00%), even though the federal funds rate remained unchanged at 5.25% throughout the 12-month period. The yield swings were largely in response to economic indicators that alternated from relatively weak late in 2006 to quite healthy in 2007. Market expectations of Fed policy swung from optimistic to neutral in response to the economic data. We attempted to take advantage of these yield movements by increasing the Fund’s interest rate exposure when yields approached the top of the 12-month ranges and reducing that exposure when they fell to near the bottom of those ranges. These portfolio adjustments helped boost the Fund’s performance during the period.

In general, the Fund’s lower-quality holdings continued to help its overall performance. More specifically, the Fund’s tobacco and noninvestment-grade bonds did very well. Within the tobacco sector, outstanding issues continued to be prerefunded, which enhances their value, and demand in the sector remained strong. Overall, noninvestment-grade sectors benefited from the stable economic environment and good market demand.

Housing bonds were one of the poorest performing sectors, with most of the underperformance occurring during the last quarter of the period when interest rates increased very quickly and market volatility increased. This increased volatility makes it harder to determine what prepayments would look like on these bonds, and therefore investors demand a higher yield to own them. Fortunately, the Fund had less exposure than the benchmark, and we also primarily owned bonds that were backed by multifamily projects, which have less prepayment sensitivity. Unlike the taxable market, the municipal housing sector has little or no exposure to the subprime sector and maintains AA or better credit ratings.

The Fund did benefit from our ability to actively trade higher-quality, new issues. While this did increase the Fund’s turnover, in the end it enhanced total return and also helped us manage the Fund’s long-term tax efficiency.

WHAT CHANGES DID YOU MAKE TO THE FUND’S HOLDINGS DURING THE PERIOD?

We tactically managed the Fund’s duration, its interest rate sensitivity, during the period by decreasing duration when rates moved lower and increasing sensitivity when rates moved higher. At the end of the period, the Fund was positioned with a neutral duration as compared with the benchmark, which is similar to where it was at the beginning of the 12-month period.

One of the bigger changes we made was to increase the Fund’s exposure to bonds rated AAA (primarily by buying insured bonds) and decreasing our exposure to bonds rated BBB. We had several bonds rated BBB that were prerefunded, which resulted in their being upgraded. We also sold several land development deals in response to declines in the housing market. Throughout the period, the Fund’s exposure to tobacco bonds rated BBB declined as several of our deals were prerefunded. However, late in the period when interest rates increased, we were able to add back exposure to some seasoned deals that we believed would be refunded. Finally, even though we increased the Fund’s overall credit quality, we selectively found some value in the charter school, Indian gaming, and correctional facility sectors.

We maintained our underweighted position in New York and California bond issues. Even though both states were upgraded by the rating agencies, their bonds already reflected this positive momentum and we found better opportunities in other states. We also started to look more closely at some of the higher-rated (AA or better) health care deals. There has been a tremendous supply within this sector, and this has caused yield premiums to increase. We are focused on higher-quality hospitals because yield spreads between AA and BBB hospitals remained at historically low levels.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?

We believe that the Fed might continue to hold the federal funds rate at 5.25% for the remainder 2007. Within the tax-exempt marketplace, our bias continues to be toward higher-quality assets. However, we will also pay very close attention to our exposure to many of the monoline insurance companies (an insurer writing only a single line of insurance contracts). Many of these firms have exposure to the subprime mortgage market and even to lower-quality corporate bonds. If defaults increase within these sectors, it could impact the credit worthiness of these insurers. Because 45% of municipal bonds are insured, we will always have exposure to these types of bonds. However, our credit research staff looks at all of the underlying ratings to make sure that we are comfortable with the bonds even if the insurer’s credit profile declines.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield securities risk. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable. Consult the Fund’s prospectus for additional information on these and other risks.

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF JUNE 30, 2007)

	Including Sales Charge				Excluding Sales Charge				Gross Expense Ratio[3]	Net Expense Ratio[4]
	6-Months*	1-Year	5-Year	10 Year	6-Months*	1-Year	5-Year	10 Year
Class A	(3.99)	0.67	5.13	4.42	0.48	5.38	6.10	4.90	1.08%	0.85%
Class B	(4.89)	(0.41)	5.02	4.14	0.11	4.59	5.35	4.14	1.83%	1.60%
Class C	(0.89)	3.59	5.35	4.14	0.11	4.59	5.35	4.14	1.84%	1.60%
Administrator Class					0.67	5.77	6.29	5.03	0.90%	0.48%
Investor Class					0.51	5.43	6.14	4.96	1.25%	0.80%
Benchmark
Lehman Brothers Municipal Bond Index[2]					0.14	4.69	4.61	5.44

*	Returns for periods of less than one year are not annualized.
[1]

Performance shown prior to April 11, 2005 for the Class A, Class B, Class C, and Investor Class shares reflects the performance of the Investor Class shares of the Strong Municipal Bond Fund, the predecessor fund, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

[2]	Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.
[3]

Reflects the gross expense ratio for Class A, B, and C shares as stated in the November 1, 2006, prospectus and for Administrator and Investor Class shares as stated in the August 15, 2007, supplement to the November 1, 2006, prospectus and is based on the Fund’s previous fiscal year expenses as reported in the Financial Highlights.

[4]

The investment adviser has contractually committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund’s returns would have been lower.

CREDIT QUALITY[5] (AS OF JUNE 30, 2007)	GROWTH OF $10,000 INVESTMENT[6] (AS OF JUNE 30, 2007)

MATURITY DISTRIBUTION[5] (AS OF JUNE 30, 2008)

[5]	The ratings indicated are from Standard & Poor’s and/or Moody’s Investors Service. Credit quality and maturity distribution allocations are subject to change.
[6]

The chart compares the performance of the Wells Fargo Advantage Municipal Bond Fund Class A and Investor Class shares for the most recent ten years with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Short-Term Municipal Bond Fund (the Fund) seeks current income exempt from federal income tax consistent with capital preservation.

INVESTMENT ADVISER	SUBADVISER
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated

PORTFOLIO MANAGER	FUND INCEPTION
Lyle J. Fitterer, CFA, CPA	12/31/1991

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?

The Fund’s Investor Class shares returned 3.76%1 for the 12-month period that ended June 30, 2007, underperforming its benchmark, the Lehman Brothers 3-Year Municipal Bond Index2, which returned 3.85% during the same period.

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available at the Funds’ Web site — www.wellsfargo.com/advantagefunds.

For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the period shown. Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

WHAT FACTORS AFFECTED THE FUND’S PERFORMANCE?

While municipal market yields started and ended the period at similar levels, they traded in a range of 75 to 80 basis points (100 basis points equals 1.00%), even though the federal funds rate remained unchanged at 5.25% throughout the 12-month period. The yield swings were largely in response to economic indicators that alternated from relatively weak late in 2006 to quite healthy in 2007. Market expectations of Fed policy swung from optimistic to neutral in response to the economic data. We attempted to take advantage of these yield movements by increasing the Fund’s interest rate sensitivity when yields approached the top of the 12-month ranges and reducing that exposure when they fell to near the bottom of those ranges. These portfolio adjustments helped boost the Fund’s performance during the period.

Detracting from performance, there has been a plentiful supply of prerefunded bonds during the period, so yield spreads increased slightly and the bonds underperformed relative to other sectors. We used this as an opportunity to add to the Fund’s exposure, primarily by buying several of the tobacco deals that were prerefunded. Also detracting from performance was an underweight to the longer end of the curve as rates sold off and the curve steepened.

Even though we continued to upgrade the Fund’s overall credit quality, we still had an overweighted position in lower-quality bonds compared to the benchmark. The higher income generated by these bonds combined with good price performance due to investor demand caused the bonds to have very good total returns. Corporate-backed, tobacco, health care, and housing bonds all had solid performance during the period. Several of the Fund’s tobacco bonds were also prerefunded and their ratings increased from BBB to AAA.

WHAT CHANGES DID YOU MAKE TO THE FUND’S HOLDINGS DURING THE PERIOD?

We increased the Fund’s exposure to bonds rated AAA and AA while simultaneously reducing the Fund’s exposure to the lower-rated A, BB, and BBB bonds. We sold lower-quality bonds in the corporate-backed and hospital sectors and replaced these holdings with prerefunded bonds. We also reduced the Fund’s exposure to insured bonds and added prerefunded bonds.

The Fund’s interest rate exposure (duration) remains at about two years. This is short of our stated benchmark, but we believe that it is more reflective of the duration exposure of our peer group average. Historically, this approach has allowed us to produce good relative returns and less volatility relative to the benchmark. We have also further migrated our yield curve exposure to benefit should the yield curve steepen.

Finally, we recently added to the Fund’s tobacco exposure. We had allowed our position size to dwindle as some of our holdings were prerefunded. However, toward the end of the period, we increased our exposure by purchasing some of the Wisconsin tobacco bonds. The state said that it planned to refund the bonds, but that is somewhat dependant upon interest rates. When rates increased in late June 2007, several holders questioned whether this would ultimately happen, and yield spreads widened. We used this as an opportunity to add to our exposure.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?

We believe that the Fed might continue to keep the federal funds rate at 5.25% for the remainder of 2007. Within the tax-exempt marketplace, our bias continues to be toward higher-quality assets. However, we will also pay very close attention to our exposure to many of the monoline insurance companies (an insurer writing only a single line of insurance contracts). Many of these firms have exposure to the subprime mortgage market and even to lower-quality corporate bonds. If defaults increase within these sectors, it could impact the creditworthiness of these insurers. Relative to our benchmark, the Fund is underweighted to the insurers and more recently favored bonds that were prerefunded with U.S. Treasuries or agencies.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield securities risk. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable. Consult the Fund’s prospectus for additional information on these and other risks.

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF JUNE 30, 2007)

	Including Sales Charge				Excluding Sales Charge				Gross Expense Ratio[3]	Net Expense Ratio[4]
	6-Months*	1-Year	5-Year	10 Year	6-Months*	1-Year	5-Year	10 Year
Class C	(0.09)	1.85	2.29	2.90	0.91	2.85	2.29	2.90	1.74%	1.55%
Investor Class					1.36	3.76	3.40	4.08	1.15%	0.66%
Benchmark
Lehman Brothers 3-Year Municipal BondIndex[2]						1.24	3.85	2.56	3.93

*	Returns for periods of less than one year are not annualized.

[1]

Performance shown prior to April 11, 2005 for the Class C and Investor Class shares reflects the performance of the Class C and Investor Class shares, respectively, of the Strong Short-Term Municipal Bond Fund, the predecessor fund. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares of the predecessor fund, adjusted to reflect Class C sales charges and expenses.

[2]

Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

[3]

Reflects the gross expense ratio as stated in the November 1, 2006, prospectus for Class C shares and the August 15, 2007, supplement to the November 1, 2006, prospectus for the Investor Class shares and is based on the Fund’s previous fiscal year expenses as reported in the Financial Highlights.

[4]

The investment adviser has contractually committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund’s returns would have been lower.

CREDIT QUALITY[5] (AS OF JUNE 30, 2007)	GROWTH OF $10,000 INVESTMENT[6] (AS OF JUNE 30, 2007)

MATURITY DISTRIBUTION[5] (AS OF JUNE 30, 2007)

[5]	The ratings indicated are from Standard & Poor’s and/or Moody’s Investors Service. Credit quality and maturity distribution allocations are subject to change.
[6]

The chart compares the performance of the Wells Fargo Advantage Short-Term Municipal Bond Fund Class C and Investor Class shares for the most recent ten years with the Lehman Brothers 3-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class C and Investor Class shares, reflects all operating expenses and, for Class C shares, assumes the maximum contingent deferred sales charge of 1.00%.

EXHIBIT G — FORM OF AGREEMENT AND PLAN OF REORGANIZATION

WELLS FARGO FUNDS TRUST

Dated as of

This AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made as of this [date], by Wells Fargo Funds Trust (“Funds Trust”), a Delaware statutory trust, for itself and on behalf of each Acquiring Fund and each Target Fund, as indicated in the chart below.

Target Fund	Acquiring Fund
Large Company Core Fund* Class A Class B Class C Class Z Administrator Class	Growth and Income Fund** Class A (formerly Advisor Class) Class B (new class) Class C (new class) Investor Class Administrator Class

Equity Index Fund* Class A Class B	Index Fund Class A (new class) Class B (new class)

Endeavor Large Cap Fund* Class A Class B Class C	Capital Growth Fund Class A Class A Class C

Ultra-Short Duration Bond Fund* Class A Class B Class C Class Z	Ultra Short-Term Income Fund Class A (formerly Advisor Class) Class A (formerly Advisor Class) Class C (new class) Investor Class

Overseas Fund Investor Class Institutional Class	International Equity Fund Investor Class (new class) Institutional Class

Value Fund Class A Class B Class C Investor Class Administrator Class	C&B Large Cap Value Fund Class A Class B Class C Investor Class (formerly Class D) Administrator Class

Balanced Fund Investor Class	Asset Allocation Fund Class A

Corporate Bond Fund Investor Class Advisor Class Institutional Class	Income Plus Fund Investor Class (new class) Class A Institutional Class (new class)

Intermediate Government Income Fund Class A Class B Class C Administrator Class	Government Securities Fund Class A (formerly Advisor Class) Class B (new class) Class C Administrator Class

Target Fund	Acquiring Fund
High Yield Bond Fund Class A Class B Class C	High Income Fund Class A (formerly Advisor Class) Class B (new class) Class C (new class)

National Tax-Free Fund Class A Class B Class C Administrator Class	Municipal Bond Fund Class A Class B Class C Administrator Class

National Limited-Term Tax-Free Fund Class A Class B Class C Administrator Class	Short-Term Municipal Bond Fund Class A (new class) Class A (new class) Class C Class A (new class)

*	Are not required to be proxied pursuant to Rule 17a-8 under the 1940 Act.
**	To be renamed Large Company Core Fund as discussed in Tab F.

WHEREAS, Funds Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the parties desire that each Acquiring Fund acquire the assets and assume the liabilities of the corresponding Target Fund in exchange for shares of equal value of the Acquiring Fund and the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund in connection with the liquidation and termination of the Target Fund (the “Reorganization”); and

WHEREAS, the parties intend that the Reorganization qualify as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that each Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

1.	Definitions.

The following terms shall have the following meanings:

1933 Act	The Securities Act of 1933, as amended.

1934 Act	The Securities Exchange Act of 1934, as amended.

Acquiring Class	The class of the Acquiring Fund’s shares that Funds Trust will issue to the shareholders of the Target Fund Class, as set forth above.

Acquiring Fund Financial Statements	The audited financial statements of the Acquiring Fund for its most recently completed fiscal year and the unaudited financial statements of the Acquiring Fund for its most recently completed semi-annual period.

Assets	All property and assets of any kind and all interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the appropriate Effective Time and wherever located. Assets include all cash, cash equivalents, securities, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund’s books.

Assets List	A list of securities and other Assets and Known Liabilities of or attributable to the Target Fund as of the date provided.

Board	The Board of Trustees of Funds Trust.

Closing Date	July 18, 2008, or such other date as the parties may agree to in writing with respect to the Reorganization.

Corresponding Target Class	The Target share class set forth opposite an Acquiring Class in the chart on the first page of this Plan.

Effective Time	9:00 a.m. Eastern Time on the first business day following the Closing Date of the Reorganization, or such other time and date as the parties may agree to in writing.

Fund	The Acquiring Fund or the Target Fund.

Know, Known or Knowledge	Known after reasonable inquiry.

Liabilities	All liabilities of, allocated or attributable to, a Fund, whether Known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

Material Agreements	The agreements set forth in Schedule A, as it may be amended from time to time.

Reorganization Documents	Such bills of sale, assignments, and other instruments of transfer as Funds Trust deems desirable for the Target Fund to transfer to the Acquiring Fund all rights and title to and interest in the Target Fund’s Assets and Liabilities and for the Acquiring Fund to assume the Target Fund’s Assets and Liabilities.

Schedule A	Schedule A to this Plan, as may be amended from time to time.

Target Financial Statements	The audited financial statements of the Target Fund for its most recently completed fiscal year and the unaudited financial statements of the Target Fund for its most recently completed semi-annual period.

Valuation Time	The time on the Reorganization’s Closing Date, the business day immediately preceding the Closing Date if the Closing Date is not a business day or such other time as the parties may agree to in writing, that Funds Trust determines the net asset value of the shares of the Acquiring Fund and determines the value of the Assets of or attributable to the Target Fund, net of known Liabilities. Unless otherwise agreed to in writing, the Valuation Time of a Reorganization shall be the time of day then set forth in the Acquiring Fund’s and Target Fund’s Registration Statement on Form N-1A as the time of day at which net asset value is calculated.

2. Regulatory Filings. Funds Trust shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities.

3. Transfer of Target Fund Assets. Funds Trust shall take the following steps with respect to the Reorganization:

(a) At the Effective Time, Funds Trust shall assign, transfer, deliver and convey all of the Target Fund’s Assets to the Acquiring Fund on the bases described in Subsection 3(c) of this Plan. Funds Trust shall then accept the Target Fund’s Assets and assume the Target Fund’s Liabilities such that at and after the Effective Time (i) all of the Target Fund’s Assets at or after the Effective Time shall become and be the Assets of the Acquiring Fund and (ii) all of the Target Fund’s Liabilities at the Effective Time shall attach to the Acquiring Fund, and be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

(b) Within a reasonable time prior to the Closing Date, the Target Fund shall provide, if requested, its Assets List to the Acquiring Fund. The Target Fund may sell any investment on the Assets List prior to the Target Fund’s Valuation Time. After the Target Fund provides the Assets List, the Target Fund will notify the Acquiring Fund of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Acquiring Fund will advise the Target Fund in writing of any investments shown on the Assets List that the Acquiring Fund has reasonably determined to be impermissible or inconsistent with the investment objective, policies and restrictions of the Acquiring Fund.

(c) Funds Trust shall assign, transfer, deliver and convey the Target Fund’s Assets to the Acquiring Fund at the Reorganization’s Effective Time on the following bases:

(1) In exchange for the transfer of the Assets, Funds Trust shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. Funds Trust shall determine the number of shares of each Acquiring Class to issue by dividing the value of the Assets net of Known Liabilities attributable to the Corresponding Target Class by the net asset value of one Acquiring Class share. Based on this calculation, Funds Trust shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Known Liabilities of the Corresponding Target Class. Because the C&B Large Cap Value Fund and Index Fund are feeder funds that invest all of their assets in a master portfolio of Wells Fargo Master Trust, the Reorganization contemplates that the C&B Large Cap Value Fund and Index Fund will transfer their assets to their respective master portfolio as an in-kind contribution in exchange for interests in the master portfolio.

(2) The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the value of the Assets to be conveyed net of Known Liabilities, as of the Valuation Time substantially in accordance with Funds Trust current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

(3) Funds Trust shall cause its custodian to transfer the Target Fund’s Assets with good and marketable title to the account of the Acquiring Fund. Funds Trust shall cause its custodian to transfer all cash in the form of immediately available funds. Funds Trust shall cause its custodian to transfer any Assets that were not transferred to the Acquiring Fund’s account at the Effective Time to the Acquiring Fund’s account at the earliest practicable date thereafter.

4. Liquidation and Termination of Target Fund and Registration of Shares. Funds Trust also shall take the following steps for the Reorganization:

(a) At or as soon as reasonably practical after the Effective Time, Funds Trust shall dissolve and liquidate the Target Fund, and terminate the Target Fund as an authorized series of Funds Trust, in accordance with applicable law and its Declaration of Trust by transferring to shareholders of record of each Corresponding Target Class full and fractional shares of beneficial interest of the Acquiring Class equal in value to the shares of the Corresponding Target Class held by the shareholder. Each shareholder also shall have the right to receive any unpaid dividends or other distributions that Funds Trust declared with respect to the shareholder’s Corresponding Target Class shares before the Effective Time. Funds Trust shall record on its books the ownership by the shareholders of the Acquiring Fund shares; Funds Trust shall simultaneously redeem and cancel on its books all of the issued and outstanding shares of each Corresponding Target Class. Funds Trust does not issue certificates representing Fund shares, and shall not be responsible for issuing certificates to shareholders of the Target Funds. Funds Trust shall wind up the affairs of the Target Fund.

(b) If a former Target Fund shareholder requests a change in the registration of the shareholder’s Acquiring Fund shares to a person other than the shareholder, Funds Trust shall require the shareholder to (i) furnish Funds Trust an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; and (ii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of Funds Trust that such tax has been paid or does not apply.

5. Representations, Warranties and Agreements of Funds Trust. Funds Trust, on behalf of itself, and, as appropriate, the Target Fund and the Acquiring Fund, represents and warrants to, and agrees with, the Acquiring Fund and the Target Fund, respectively as follows:

(a) Funds Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board duly established and designated each Fund as a series of Funds Trust and each Acquiring Class as a class of the Acquiring Fund. Funds Trust is an open-end management investment company registered with the SEC under the 1940 Act.

(b) Funds Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as described in its Registration Statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board has duly authorized execution and delivery of the Plan and the transactions contemplated herein, subject to Target Fund shareholder approvals as required. Duly authorized officers of Funds Trust have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Declaration of Trust of Funds Trust or any Material Agreement. Funds Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

(d) Each Fund has qualified as a “regulated investment company” under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time.

(e) Funds Trust has duly authorized the Acquiring Fund shares to be issued and delivered to the Target Fund as of the Target Fund’s Effective Time. When issued and delivered, the Acquiring Fund shares shall have been registered for sale under the 1933 Act and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.

(f) Each Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws. Each Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Form N-1A Registration Statement currently in effect. The value of the Assets net of Known Liabilities of the Acquiring Fund has been determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquiring Fund.

(g) Funds Trust does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against Funds Trust or any Fund or its Assets or businesses. There are no facts that Funds Trust currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against Funds Trust or any Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. Neither Funds Trust nor any Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by this Plan.

(h) Funds Trust is not a party to any contracts, agreements, franchises, licenses or permits relating to the Funds except those entered into or granted in the ordinary course of its business, in each case under which no material default exists. All contracts and agreements that are material to the business of the Funds are listed on Schedule A. Funds Trust is not a party to or subject to any employee benefit plan, lease or franchise of any kind or nature whatsoever on behalf of any Fund.

(i) Funds Trust has timely filed all tax returns, for the Funds for all of their taxable years to and including their most recent taxable year required to be filed on or before the date of this Plan, and has paid all taxes payable pursuant to such returns. To the Knowledge of Funds Trust, no such tax return has been or is currently under audit and no assessment has been asserted with respect to any return. Funds Trust will file all of the Fund’s tax returns for all of their taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(j) Since the date of the Target Fund Financial Statements and the Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund or Acquiring Fund, respectively. For purposes of this provision, investment underperformance, negative investment performance or net redemptions shall not be deemed to constitute such facts, provided all customary performance disclosures have been made.

(k) The Target Fund Financial Statements and the Acquiring Fund Financial Statements, fairly present the financial position of the Acquiring Fund as of the Fund’s most recent fiscal year-end and the results of the Fund’s operations and changes in the Fund’s net assets for the periods indicated. The Target Fund Financial Statements and the Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(l) To the Knowledge of Funds Trust, neither the Target Fund nor the Acquiring Fund has any Liabilities, whether or not determined or determinable, other than Liabilities disclosed or provided for in the Target Fund Financial Statements and the Acquiring Fund Financial Statements, respectively, or Liabilities incurred in the ordinary course of business.

(m) Except as otherwise provided herein, Funds Trust shall operate the business of each Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include the declaration and payment of dividends and distributions approved by the Board in anticipation of the Reorganization. Notwithstanding the foregoing, each Fund shall (i) complete all measures prior to the Effective Time to ensure that the Reorganization qualifies as a “reorganization” within the meaning of Section 368(a) of the Code; and (ii) take all other appropriate action necessary to ensure satisfaction of representations in certificates to be provided to Proskauer Rose LLP in connection with their opinion described in Section 6(d), regardless of whether any measures or actions described in this sentence are in the ordinary course.

6. Conditions to Funds Trust Obligations. The obligations of Funds Trust with respect to the Reorganization shall be subject to the following conditions precedent:

(a) As required, the Target Fund shall have obtained the approval of this Plan and the transactions contemplated herein by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Target Fund.

(b) Funds Trust shall have duly executed and delivered the Target Fund Reorganization Documents.

(c) All representations and warranties of Funds Trust made in this Plan that apply to the Reorganization shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time.

(d) Funds Trust on behalf of itself and, as appropriate, the Target Fund and the Acquiring Fund, shall have delivered to Funds Trust/the Acquiring Fund and the Target Fund, respectively, a certificate dated as of the Closing Date and executed in its name by its Treasurer or Secretary stating that the representations and warranties of Funds Trust in this Plan that apply to the Reorganization are true and correct at and as of the Valuation Time.

(e) Funds Trust shall have received an opinion dated as of the Closing Date in a form reasonably satisfactory to it of Proskauer Rose LLP, upon which each Fund and its shareholders may rely, based upon representations reasonably acceptable to Proskauer Rose LLP made in certificates provided by Funds Trust, on behalf of itself and each Fund, the Funds’ affiliates and/or principal shareholders to Proskauer Rose LLP, substantially to the effect that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(f) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(g) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

(h) Funds Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization’s Valuation Time and Effective Time.

(i) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the Valuation Time, the Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code, (ii) amounts equal to, in the aggregate, the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any, realized in taxable periods or years ending on or before the Effective Time.

(j) The Board of Funds Trust shall not have terminated this Plan with respect to the Reorganization pursuant to Section 8 of this Plan.

7. Survival of Representations and Warranties. The representations and warranties of Funds Trust shall survive the completion of the transactions contemplated herein.

8. Termination of Plan. The Board may terminate this Plan with respect to the Acquiring Fund or Target Fund, as appropriate, by majority vote, if: (i) the conditions precedent set forth in Section 6, are not satisfied on the Closing Date; or (ii) it becomes reasonably apparent to the Board that such conditions precedent will not be satisfied on the Closing Date.

9. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

10. Expenses. Funds Trust shall cause the expenses of the Reorganization to be borne by Wells Fargo Funds Management, LLC.

11. Amendments. The Reorganization of certain Target Funds, as indicated on the chart on page one of this Plan, requires shareholder approval. Funds Trust may, by agreement in writing authorized by the Board, amend this Plan with respect to the Reorganization at any time, including, with respect to any Target Fund whose shareholders are being asked to approve the Reorganization, before or after such Target Fund’s shareholders approve of the Reorganization. After a Target Fund’s shareholders approve a Reorganization, however, Funds Trust may not amend this Plan in a manner that materially adversely affects the interests of the Target Fund’s shareholders with respect to that Reorganization. This Section shall not preclude Funds Trust from changing the Closing Date or the Effective Time of a Reorganization.

12. Waivers. At any time prior to the Closing Date, Funds Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Funds Trust agrees that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

13. Limitation on Liabilities. The obligations of Funds Trust and each Fund shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of Funds Trust personally, but shall bind only the Assets and property of the particular Fund. The execution and delivery of this Plan by the officers of Funds Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Fund or the Target Fund, as appropriate.

14. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

WELLS FARGO FUNDS TRUST

for itself and on behalf of the Target Funds

and on behalf of the Acquiring Funds

ATTEST:

By:
Name:	C. David Messman		Name:	Karla M. Rabusch
Title:	Secretary		Title:	President

SCHEDULE A

MATERIAL AGREEMENTS

The following agreements shall be Material Agreements:

Amended and Restated Investment Advisory Agreement between Wells Fargo Funds Management, LLC (“Wells Fargo Funds Management”) and Wells Fargo Funds Trust, dated August 6, 2003, and amended October 1, 2005, with Schedule A amended March 28, 2008.

Investment Sub-Advisory Agreement among Wells Fargo Funds Trust, Wells Fargo Funds Management, and Artisan Partners Limited Partnership, dated February 1, 2005, with Appendix B amended November 8, 2005.

Investment Sub-Advisory Agreement among Wells Fargo Funds Trust, Wells Fargo Funds Management, and Cooke & Bieler, L.P., dated March 24, 2004, with Appendix A amended November 8, 2005.

Investment Sub-Advisory Agreement among Wells Fargo Funds Trust, Wells Fargo Funds Management, and LSV Asset Management, dated February 1, 2005.

Investment Sub-Advisory Agreement among Wells Fargo Funds Trust, Wells Fargo Funds Management, and New Star Institutional Managers Limited, dated February 1, 2005, with Appendix A and Schedule A amended December 1, 2007.

Investment Sub-Advisory Agreement among Wells Fargo Funds Trust, Wells Fargo Funds Management, and Wells Capital Management Incorporated, dated March 1, 2001, with Appendix A and Schedule A amended December 1, 2007.

Distribution Agreement between Wells Fargo Funds Distributor, LLC and Wells Fargo Funds Trust, dated April 8, 2005, with Schedule I amended December 1, 2007.

Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 approved by the Wells Fargo Funds Trust Board on March 26, 1999, with Appendix A amended March 28, 2008.

Rule 18f-3 Multi-Class Plan adopted by the Board of Wells Fargo Funds Trust on March 26, 1999 and most recently amended February 7, 2007, with Appendix A amended February 7, 2008, and Appendix B amended November 8, 2006.

Amended and Restated Custody Agreement between Wells Fargo Bank, N.A. and Wells Fargo Funds Trust dated August 10, 2004, with Appendix A amended December 1, 2007.

Amended and Restated Accounting Services Agreement among PFPC, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust dated May 10, 2006, with Exhibit A amended February 6, 2008.

Administration Agreement between Wells Fargo Funds Management and Wells Fargo Funds Trust dated March 1, 2003, with Appendix A amended March 31, 2008.

Transfer Agency and Service Agreement between Boston Financial Data Services, Inc. and Wells Fargo Funds, dated April 11, 2005, with Schedule A amended December 1, 2007.

Shareholder Servicing Plan adopted by the Board of Wells Fargo Funds Trust adopted on March 26, 1999, with Appendix A amended March 28, 2008.

Amended and Restated Fee and Expense Agreement among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Funds Management, dated March 30, 2007, with Schedule A amended March 31, 2008.

Amended and Restated Joint Fidelity Bond Allocation Agreement among Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust dated May 1, 2006, with Appendix A amended March 21, 2008.

Securities Lending Agency Agreement among Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management and Wells Fargo Bank, N.A. dated August 9, 2006, with Schedule I amended December 1, 2007.

WELLS FARGO ADVANTAGE FUNDS

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for *Wells Fargo Advantage Funds*. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by **Wells Fargo Funds Distributor, LLC**, Member FINRA/SIPC, an affiliate of Wells Fargo & Company. 110362 05-08

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

© 2008 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

WELLS FARGO ADVANTAGE FUNDS

Important Proxy Information

Please take a moment to read.

The enclosed document is a combined prospectus and proxy statement with proposals concerning the *Wells Fargo Advantage Life Stage Portfolios*℠. As a shareholder of one of the Portfolios, you are being asked to approve a reorganization of your Wells Fargo Advantage Life Stage Portfolio into another acquiring Wells Fargo Advantage Fund. The following information highlights certain principal aspects of the proposal, which is subject to a vote by the target Portfolios' shareholders. We encourage you to carefully read the enclosed document.

What am I being asked to vote on?

You are being asked to approve the reorganization of your Wells Fargo Advantage Life Stage Portfolio into an acquiring Wells Fargo Advantage Fund. The *Wells Fargo Advantage Funds®* Board of Trustees (the Board) believes that these reorganizations will benefit shareholders, and it unanimously recommends that you vote to approve them.

In each reorganization, the Life Stage Portfolio will liquidate its holdings and transfer substantially all of its assets and liabilities to a corresponding acquiring Fund in exchange for shares of the acquiring Fund and other consideration. The reorganization is expected to be a **taxable exchange**. (Further information about the potential tax consequences of the proposed reorganization can be found on page 27 of the enclosed document.) Immediately after the closing of the reorganization, you will hold the shares of an acquiring Fund with a total dollar value equal to the total dollar value of the shares of the Life Stage Portfolio that you held before the closing. The acquiring Funds for each proposed reorganization are listed in the table below:

Why has the Board recommended that I vote in favor of the reorganization?

Among the factors the Board considered in recommending these reorganizations were the following:

- The combined Funds will have potentially greater investment opportunities and market presence.
- The combined Funds are expected to have enhanced viability due to a larger asset base. A larger asset base can lead to lower expense ratios.
- The acquiring Funds have better comparative total return performance than their corresponding target Life Stage Portfolios over most measurement periods.

(Continued on the following page.)

Why has the Board recommended that I vote in favor of the reorganization (CONTINUED)?

- The investment objectives , principal investments, and principal investment strategies of the target and acquiring Funds are relatively compatible.
- Shareholders will not bear the expenses incurred by each Fund in connection with the reorganizations.

Whom should I call with questions about the voting process?

IMPORTANT NOTICE: PLEASE COMPLETE THE ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE. FOR YOUR CONVENIENCE YOU MAY VOTE BY MAIL, BY CALLING THE TOLL-FREE TELEPHONE NUMBER PRINTED ON YOUR PROXY BALLOT, OR VIA THE INTERNET ACCORDING TO THE ENCLOSED VOTING INSTRUCTIONS.

WELLS FARGO FUNDS TRUST

525 MARKET STREET

SAN FRANCISCO, CALIFORNIA 94105

May 6, 2008

Dear Valued Shareholder:

I am pleased to invite you to a special meeting of shareholders of Wells Fargo Funds Trust’s Life Stage – Conservative Portfolio, Life Stage – Moderate Portfolio and Life Stage – Aggressive Portfolio, to be held at 525 Market Street, 12th Floor, San Francisco, California 94105 on June 30, 2008, at 3:00 p.m. (Pacific Time).

We are seeking your approval of a proposed reorganization of three funds of Wells Fargo Funds Trust into three other funds of Wells Fargo Funds Trust (the “Reorganization”). We refer to Wells Fargo Funds Trust as Wells Fargo Advantage Funds®. We refer to the three funds that are proposed to be reorganized as the Target Funds, and we refer to the three funds into which the Target Funds will be reorganized as the Acquiring Funds. We refer to each of them individually as a Fund and to all of them together as the Funds.

The Reorganization arises out of a review by Wells Fargo Funds Management, LLC (“Funds Management”), investment adviser to the Funds, of the continued viability of various Funds of Wells Fargo Advantage Funds, and an evaluation of whether combining Funds with similar investment objectives, principal investments or principal investment strategies would better serve shareholders. In each reorganization, a Target Fund will liquidate its holdings and then transfer substantially all of its assets and liabilities to a corresponding Acquiring Fund in exchange for shares of a comparable class (“Class”) of the corresponding Acquiring Fund and other consideration. The shares of each Acquiring Fund, in turn, will be distributed to the shareholders of each Target Fund in liquidation of the Target Fund. The Reorganization is expected to be taxable, and accordingly, the shareholders of the Target Fund generally will recognize gain or loss for federal tax purposes on the receipt of these Acquiring Fund shares and will not receive cash with which to pay any applicable taxes. Immediately after the closing of the Reorganization (the “Closing”), each shareholder of each Target Fund will hold the shares of an Acquiring Fund with a total dollar value equal to the total dollar value of the shares of the Target Fund that the shareholder held before the Closing. The following table lists the Target Funds and the corresponding Acquiring Funds that are part of the Reorganization.

TARGET FUNDS	ACQUIRING FUNDS
Life Stage – Conservative Portfolio	Moderate Balanced Fund
Life Stage – Moderate Portfolio	Growth Balanced Fund
Life Stage – Aggressive Portfolio	Aggressive Allocation Fund

Some of the potential benefits of the proposed Reorganization are:

•	The combined Funds will have potentially greater investment opportunities and market presence.

•	The combined Funds should have enhanced viability due to a larger asset base. A larger asset base also can lead to lower expense ratios.

•	The Acquiring Funds have better comparative total return performance than the Target Funds over most measurement periods.

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Funds Management has agreed to pay all of the expenses of each reorganization, so Fund shareholders will not bear these costs.

The overall responsibility for oversight of the Target Funds and Acquiring Funds rests with the Wells Fargo Advantage Funds’ Board of Trustees, which we refer to as the Board. The Board has unanimously recommends that you vote to approve each reorganization and believes that it is in the best interests of each Target Fund’s shareholders.

The Board of Trustees of Wells Fargo Advantage Funds unanimously recommends that you vote your proxy to approve the Reorganization.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet according to the enclosed voting instructions. If you have any questions about the proxy materials, or the Reorganization, please call your trust officer, investment professional, or Wells Fargo Advantage Funds’ Investor Services at 1-800-222-8222. If you have any questions about voting your proxy, you may call our proxy solicitor, The Altman Group, at 1-866-406-2287. Thank you for your participation in this important initiative. Your vote is important to us, no matter how many shares you own.

Very truly yours,

Karla M. Rabusch

President

Wells Fargo Funds Trust

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LIFE STAGE – CONSERVATIVE PORTFOLIO

LIFE STAGE – MODERATE PORTFOLIO

LIFE STAGE – AGGRESSIVE PORTFOLIO

OF

WELLS FARGO FUNDS TRUST

525 MARKET STREET

SAN FRANCISCO, CALIFORNIA 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR JUNE 30, 2008

This is the formal notice and agenda for the special shareholder meeting (the “Meeting”) of the shareholders of each of the Funds of Wells Fargo Advantage Funds listed above. The Meeting will be held at 525 Market Street, 12th Floor, San Francisco, California 94105 on June 30, 2008, at 3:00 p.m. (Pacific Time). At the Meeting, shareholders will be asked to consider and act upon the proposal set forth below and transact such other business as may properly come before the Meeting. The table below lists the proposal on which shareholders will be asked to vote and identifies shareholders entitled to vote on the proposal.

PROPOSAL

Approval of an Agreement and Plan of Reorganization (the “Reorganization Plan”), under which substantially all of the assets of each Target Fund will be transferred to an Acquiring Fund as listed below in exchange for shares of a comparable Class of the corresponding Acquiring Fund having equal value, which will be distributed proportionately to the shareholders of the Target Fund. Upon completion of the transactions contemplated by the Reorganization Plan, the Target Funds will be liquidated and terminated as series of Wells Fargo Advantage Funds.

SHAREHOLDERS ENTITLED TO VOTE
Shareholders of each Target Fund with respect to the applicable reorganization shown below.

Target Fund	Corresponding Acquiring Fund

Life Stage – Conservative Portfolio	Moderate Balanced Fund

Life Stage – Moderate Portfolio	Growth Balanced Fund

Life Stage – Aggressive Portfolio	Aggressive Allocation Fund

Shareholders of all Funds may consider and vote upon such other business as may properly come before the Meeting or any adjournment(s).

THE BOARD OF TRUSTEES OF WELLS FARGO ADVANTAGE FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Shareholders of record of each Target Fund as of the close of business on April 18, 2008, are entitled to vote at the Meeting or any adjournment(s) thereof. Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy ballot.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States.

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Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet according to the enclosed voting instructions. If you have any questions about the proxy materials, or the proposal, please call your trust officer, investment professional, or Wells Fargo Advantage Funds’ Investor Services at 1-800-222-8222. If you have any questions about voting your proxy, you may call our proxy solicitor, The Altman Group, at 1-866-406-2287.

By Order of the Board of Trustees of Wells Fargo Funds Trust

C. David Messman

Secretary

May 6, 2008

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

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WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

1-800-222-8222

COMBINED PROSPECTUS/PROXY STATEMENT

May 6, 2008

WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

This document is a combined prospectus and proxy statement, and we refer to it as the Prospectus/Proxy Statement. It contains the information that shareholders of the Target Funds listed in the Notice of Special Meeting of Shareholders should know before voting on the proposed Reorganization, and should be retained for future reference. It is the proxy statement of the Target Funds and also a prospectus for the Acquiring Funds.

HOW WILL THE REORGANIZATION WORK?

The Board has approved the reorganization of each Target Fund, which we refer to as the Reorganization. The Reorganization will involve five steps:

*	the liquidation of the Target Fund’s holdings;

*	the purchase of Treasury bills by the Target Fund representing approximately 20% of the Target Fund’s gross asset value following such purchase;

*	the transfer of substantially all of the assets and liabilities of the Target Fund to its corresponding Acquiring Fund in exchange for (i) a small sum of cash, to be used by the Target Fund to pay certain expenses, and (ii) shares of the corresponding Acquiring Fund having equivalent value to the net assets transferred;

*	the pro rata distribution of a comparable Class of shares of the Acquiring Fund to the shareholders of record of the Target Fund as of the effective date of the Reorganization in full redemption of all shares of the Target Fund; and

*	the liquidation and termination of the Target Fund.

As a result of the Reorganization, shareholders of each Target Fund will hold shares of a comparable Class of the corresponding Acquiring Fund, as described in this Prospectus/Proxy Statement. The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Target Fund that you held immediately before the Reorganization. The Reorganization is expected to be taxable, and accordingly, the shareholders of the Target Fund generally will recognize gain or loss for federal tax purposes on the receipt of these Acquiring Fund shares and will not receive cash with which to pay any applicable taxes. If one of the Target Funds does not approve the Reorganization, that Fund will not participate in the Reorganization. In such a case, the Target Fund will continue its operations beyond the date of the Reorganization and the Wells Fargo Advantage Funds’ Board of Trustees will consider what further action is appropriate, including liquidating and terminating the Target Fund as a series of Wells Fargo Advantage Funds, or considering a different reorganization.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

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IS ADDITIONAL INFORMATION ABOUT THE FUNDS AND REORGANIZATION PLAN AVAILABLE?

Yes, additional information about the Funds is available in the:

•	Prospectus for the Target Funds;

•	Statements of Additional Information, or SAIs, for the Target Funds and the Acquiring Funds; and

•	Annual and Semi-Annual Reports to shareholders of the Target Funds and the Acquiring Funds.

All of these documents are on file with the SEC.

The prospectus, SAI, and Annual and Semi-Annual Reports of the Target Funds are incorporated by reference and are legally deemed to be part of this Prospectus/Proxy Statement. The SAI to this Prospectus/Proxy Statement, dated the same date as this Prospectus/Proxy Statement, also is incorporated by reference and is legally deemed to be part of this document. The prospectus and the most recent Annual Report to shareholders of the Target Funds, containing audited financial statements for the most recent fiscal year, and the most recent Semi-Annual Report to shareholders of the Target Funds have been previously mailed to shareholders. The SAI of the Acquiring Funds is incorporated by reference and is legally deemed to be part of this Prospectus/Proxy Statement.

There also is a Reorganization Plan between the Target Funds and the Acquiring Funds that describes the technical details of how the Reorganization will be accomplished. The Reorganization Plan has been filed with the SEC as Exhibit G to this Prospectus/Proxy Statement.

Copies of these documents are available upon request without charge by writing to, calling or visiting our web site:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

1-800-222-8222

www.wellsfargo.com/advantagefunds

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C., and regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900 (duplicating fee required)

By Phone:	1-800-SEC-0330 (duplicating fee required)

By Mail:	Public Reference Section Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549-0213 (duplicating fee required)

By Email:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov (Information about the Target Funds and Acquiring Funds may be found under Wells Fargo Funds Trust)

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OTHER IMPORTANT THINGS TO NOTE:

*	An investment in the Wells Fargo Advantage Funds is not a deposit of Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any other bank and is not insured or guaranteed by the FDIC or any other government agency.

*	You may lose money by investing in the Funds.

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4

PROPOSAL: APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

The Board of Wells Fargo Advantage Funds called this special shareholder meeting to allow shareholders of each Target Fund to consider and vote on the reorganization of each Target Fund into a corresponding Acquiring Fund, as shown in the table below.

Target Funds	Acquiring Funds
Life Stage – Conservative Portfolio Investor Class	Moderate Balanced Fund Administrator Class

Life Stage – Moderate Portfolio Investor Class	Growth Balanced Fund Administrator Class

Life Stage – Aggressive Portfolio Investor Class	Aggressive Allocation Fund Administrator Class

Overview

On November 7, 2007, the Board unanimously voted to approve the Reorganization, subject to approval by shareholders of each Target Fund. In the Reorganization, each Target Fund will liquidate its holdings and then transfer its assets to its corresponding Acquiring Fund, which will acquire substantially all the assets and assume substantially all the liabilities of the Target Fund. Upon the transfer of assets and assumption of liabilities, the Acquiring Fund will issue shares to the corresponding Target Fund, which shares will be distributed to shareholders in liquidation of the Target Fund. Any shares you own of a Target Fund at the time of the Reorganization will be cancelled and you will receive shares in a comparable Class of the corresponding Acquiring Fund having a value equal to the value of your shares of the Target Fund. Although most reorganizations of mutual funds generally are completed tax-free for U.S. federal income tax purposes, it is not intended that the Reorganization will be tax-free. There is substantial uncertainty as to whether the Reorganization would have satisfied the “continuity of business enterprise” requirement which must be met to qualify as a “reorganization” in view of the different structures of each Acquiring Fund, a gateway fund, and its corresponding Target Fund, a traditional fund-of-funds. Accordingly, the Reorganization has been structured in a manner to ensure that it will be taxable in order to provide greater certainty to Target Fund shareholders of the consequences of the Reorganization for such purposes. Absent such structuring, there would be no assurance that the Reorganization would be taxable or tax-free because of uncertainty regarding whether the Reorganization would otherwise meet all of the requirements to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code. To ensure that the Reorganization is taxable, each Acquiring Fund will pay a small amount of cash to the corresponding Target Fund to be used by the Target Fund to pay certain Target Fund-level expenses, as part of the consideration for the assets of the Target Fund. Further, the Target Fund will purchase sufficient Treasury bills before the Closing with a settlement date after the Closing such that the sum of the liability incurred in connection with such purchase and such cash will exceed 20% of the gross asset value of the Target Fund’s assets immediately before the Closing. It is expected that such payment of cash and assumption of such liability by the corresponding Acquiring Fund will ensure that the Reorganization will not qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code and therefore is expected to cause the Reorganization to be taxable. Even though the Reorganization is expected to be taxable, shareholders holding Target Fund shares through tax-advantaged accounts, such as 401(k) and Individual Retirement Accounts, generally will not experience any tax consequences as a result of the Reorganization. Additional U.S. federal income tax consequences of the Reorganization are discussed below under “Material U.S. Federal Income Tax Consequences of the Reorganization.” Both Funds Management and the Board believe that the benefits to Target Fund shareholders of the Reorganization outweigh any adverse consequences that may arise by structuring the Reorganization as taxable. The net unrealized depreciation, as of March 31, 2008, for the Life Stage – Aggressive Portfolio, Life Stage – Conservative Portfolio, and Life Stage – Moderate Portfolio was $2,950,754, $921,561 and $2,746,142, respectively. If approved by shareholders, the Reorganization is expected to occur in the third quarter of 2008.

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Reasons for the Reorganization

The Reorganization arises out of Fund Management’s review of the continued viability of various funds of Wells Fargo Advantage Funds, and evaluation of whether combining Funds with similar investment objectives, principal investments or principal investment strategies would better serve shareholders. The Board concluded that participation in the Reorganization is in the best interests of each Target Fund and its shareholders. In reaching that conclusion, the Board considered, among other things:

1.	The enhanced viability of the combined Funds due to larger asset size;

2.	The viability of the Target Funds absent approval of the Reorganization;

3.	The comparative total return performance of the Acquiring Funds into which the Target Funds will be reorganized;

4.	The anticipated effect of the Reorganization on per-share expense ratios, both before and after waivers, of the Target Funds;

5.	The expected treatment of the Reorganization as a taxable event for U.S. federal income tax purposes;

6.	The relative compatibility of the investment objectives, principal investments and principal investment strategies of the Acquiring Funds with those of the Target Funds;

7.	The anticipated benefits of economies of scale for the Target Funds;

8.	The potential elimination of duplicative costs and spreading of certain costs across a larger asset base due to combining Funds with compatible investment objectives, principal investments and principal investment strategies; and

9.	The undertaking by Funds Management to pay all expenses connected with the Reorganization so that shareholders of the Target Funds and Acquiring Funds will not bear these expenses.

The Board also concluded that the economic interests of the shareholders of the Target Funds and the Acquiring Funds would not be diluted as a result of the Reorganization because the number of Acquiring Fund shares to be issued to Target Fund shareholders will be calculated based on the respective net asset value of the Funds. For a more complete discussion of the factors considered by Wells Fargo Advantage Funds’ Board in approving the Reorganization, see the section entitled “Board Consideration of the Reorganization” in this Prospectus/Proxy Statement.

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SUMMARY

The following summary highlights differences between each Target Fund and its corresponding Acquiring Fund. This summary is not complete and does not contain all of the information that you should consider before voting on the Reorganization. For more complete information, please read the entire Prospectus/Proxy Statement.

Comparison of Current Fees and Pro Forma Combined Fees

The following table shows current annual fund expense ratios for each Target Fund and Acquiring Fund, both before (total) and after (net) any contractual expense waivers and reimbursements, and the pro forma combined annual expense ratios for each Acquiring Fund, reflecting the anticipated effects, if any, of the Reorganization on both total and net operating expense ratios. All expense ratios are shown as a percentage of each Fund’s daily net assets and are as of September 30, 2007. For more information about expenses, including a breakout of the specific fees charged to each Target Fund and Acquiring Fund, please see Exhibit A.

Two levels of expense ratios are included in the table:

a)	Total Annual Fund Operating Expenses– the total operating expenses of a fund, including acquired fund fees and expenses, representing what a shareholder could potentially pay if no waivers or expense reimbursements were in place.

b)	Net Annual Fund Operating Expenses– the expense level a shareholder can expect to actually pay, including acquired fund fees and expenses, taking into account any fee waivers or expense reimbursements to which a fund’s adviser has contractually committed as further described in Exhibit A.

Target Fund / Share Class	Current		Acquiring Fund / Share Class	Current		Pro Forma Combined
	Total Annual Fund Operating Expenses*	Net Annual Fund Operating Expenses**		Total Annual Fund Operating Expenses*	Net Annual Fund Operating Expenses**	Total Annual Fund Operating Expenses*	Net Annual Fund Operating Expenses**
Life Stage – Conservative Portfolio Investor Class	1.86%	1.25%	Moderate Balanced Fund Administrator Class	1.10%	0.90%	1.10%	0.90%

Life Stage – Moderate Portfolio Investor Class	1.69%	1.35%	Growth Balanced Fund Administrator Class	1.13%	0.95%	1.13%	0.95%

Life Stage – Aggressive Portfolio Investor Class	1.73%	1.45%	Aggressive Allocation Fund Administrator Class	1.20%	1.00%	1.20%	1.00%

*	Includes the pro-rata portion of the net operating expenses of the underlying funds/master portfolios in which the Fund invests.
**	Funds Management has committed through June 30, 2008, for the Target Funds, and through January 31, 2009, for the Acquiring Funds, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio shown, which, for the Acquiring Funds, includes the underlying master portfolios’ fees and expenses in which the Acquiring Funds invest and for the Target Funds, includes the underlying funds’ expenses.

In every case the Acquiring Fund will have lower total and net annual fund operating expenses than the corresponding Class of the Target Fund. Please see Exhibit A for a breakdown of the specific fees charged to each Target Fund and Acquiring Fund, and more information about expenses.

Funds Management has contractually agreed to maintain the shown pro forma combined Net Annual Fund Operating Expense Ratio for each of the Acquiring Funds until January 31, 2009. These contractual net expense ratios for the Acquiring Funds renew automatically upon expiration of the contractual commitment period, and can only be increased upon approval by the Funds’ Board.

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For further discussion regarding the Board’s consideration of the total and net operating expense ratios of the Funds in approving the Reorganization, see the section entitled “Board Consideration of the Reorganization” in this Prospectus/Proxy Statement.

Comparison of Investment Objectives, Principal Investments and Principal Investment Strategies

Each Target Fund and its corresponding Acquiring Fund pursue similar investment objectives and hold substantially similar securities, except for the limited differences noted below.

All of the Target Funds and the Acquiring Funds have investment objectives that are classified as non-fundamental, which means that the Board can change them without shareholder approval. Also, the Target Funds and Acquiring Funds have substantially identical “fundamental” investment policies that can only be changed with shareholder approval. Thus, the Reorganization will not result in a change in the Target Funds’ shareholders’ right to vote to approve changes to the investment objectives or fundamental investment policies of the Fund(s) in which they own shares.

Each Target and Acquiring Fund is a fund-of-funds. However, each Target Fund invests its assets in various affiliated mutual funds (“Underlying Funds”), and each Acquiring Fund invests its assets in several master portfolios of Wells Fargo Master Trust. The Underlying Funds and master portfolios’ strategies consist of different equity and fixed income investment styles. Each Acquiring Fund is referred to as a gateway-blended fund and may invest in additional or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities. References to the investment activities of a gateway blended fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

The following charts compare the investment objective, principal investments and principal investment strategies of each Target Fund and its corresponding Acquiring Fund, and describe the key differences between the Funds. The charts are presented in summary form and, therefore, do not contain all of the information that you should consider before voting on the Reorganization. A more detailed comparison of the Funds’ investment objectives, principal investments and principal investment strategies, as well as the identity of each Fund’s investment sub-adviser and portfolio managers can be found at Exhibit B. You also can find additional information about a specific Fund’s investment objective, principal investments and principal investment strategies in its SAI, which is incorporated by reference herein. For more complete information, please read the entire Prospectus/Proxy Statement.

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	Life Stage–Conservative (Target Fund)	Moderate Balanced (Acquiring Fund)
Investment Objective	Seeks total return, consisting of current income and capital appreciation.	Seeks total return, consisting of current income and capital appreciation.

Principal Investments

Under normal circumstances, the Fund invests:

-   60% of total assets in bond funds; and

-   40% of total assets in stock funds.

The percentage of the Fund’s assets invested in stock or bond funds may temporarily deviate from the percentages indicated above due to changes in market values. The adviser rebalances the Fund when the Fund’s assets deviate by a specified percentage from these percentages primarily through the use of daily cash flows.

The Fund’s “neutral” target allocation is as follows: - 60% of the Fund’s total assets in fixed income securities; and - 40% of the Fund’s total assets in equity securities.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating 60% of its total assets to affiliated bond funds and 40% of its total assets to affiliated stock funds (the “Underlying Funds”). Stock funds offer greater long-term capital appreciation potential, while bond funds help to moderate portfolio risk and provide income.

By investing in several Underlying Funds, the Fund achieves greater diversification. Stock fund holdings are diversified across market capitalization (large- and mid-size companies) and investment styles (“growth” and “value”), in both domestic and foreign markets. Bond fund holdings are also diversified across a range of short- to intermediate-term income-producing securities, which may include, but are not limited to, U.S. Government obligations and corporate debt securities.

The Fund is a gateway fund that uses a “multi-style” investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. Currently, the Fund’s portfolio combines the different equity and fixed income investment styles of several master portfolios.

The Fund attempts to enhance its returns by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. The Fund uses futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. The Fund also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

COMPARISON SUMMARY

•   Both Funds are funds-of-funds. However, references to the investment activities of the Acquiring Fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. Accordingly, there is no substantial difference between the investment objectives, principal investments and principal investment strategies of the Funds, except that:

-   The Acquiring Fund utilizes an asset allocation model to assess the attractiveness of equity v. fixed income investments and recommends changes in the target allocations, ranging between 30 and 50 percent for the Fund’s equity allocation and 50 and 70 percent for the Fund’s fixed income allocation.

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	Life Stage–Moderate (Target Fund)	Growth Balanced (Acquiring Fund)
Investment Objective	Seeks total return, consisting of capital appreciation and current income.	Seeks total return, consisting of capital appreciation and current income.

Principal Investments

Under normal circumstances, the Fund invests:

-   60% of total assets in stock funds; and

-   40% of total assets in bond funds.

The percentage of the Fund’s assets invested in stock or bond funds may temporarily deviate from the percentages indicated above due to changes in market values. The adviser rebalances the Fund when the Fund’s assets deviate by a specified percentage from these percentages primarily through the use of daily cash flows.

The Fund’s “neutral” target allocation is as follows: - 65% of the Fund’s total assets in equity securities; and - 35% of the Fund’s total assets in fixed income securities.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating 60% of its total assets to affiliated stock funds and 40% of its total assets to affiliated bond funds (the “Underlying Funds”). Stock funds offer greater long-term capital appreciation potential, while bond funds help to moderate portfolio risk and provide income.

By investing in several Underlying Funds, the Fund achieves greater diversification. Stock fund holdings are diversified across market capitalization (large- and mid-size companies) and investment styles (“growth” and “value”), in both domestic and foreign markets. Bond fund holdings are also diversified across a range of short- to intermediate-term income-producing securities, which may include, but are not limited to, U.S. Government obligations and corporate debt securities.

The Fund is a gateway fund that uses a “multi-style” investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. Currently, the Fund’s portfolio combines the different equity and fixed income investment styles of several master portfolios.

The Fund attempts to enhance its returns by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. The Fund uses futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. The Fund also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

COMPARISON SUMMARY

•   Both Funds are funds-of-funds. However, references to the investment activities of the Acquiring Fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. Accordingly, there is no substantial difference between the investment objectives, principal investments and principal investment strategies of the Funds, except that:

-   While both Funds utilize a fund-of-funds approach in allocating their assets between equity and fixed income affiliated funds, the percentage allocations are slightly different: Target Fund: 60% stock / 40% bond; Acquiring Fund: 65% equity / 35% fixed income.

-   The Acquiring Fund utilizes an asset allocation model to assess the attractiveness of equity v. fixed income investments and recommends changes in the target allocations, ranging between 50 and 80 percent for the Fund’s equity allocation and 20 and 50 percent for the Fund’s fixed income allocation.

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	Life Stage–Aggressive (Target Fund)	Aggressive Allocation (Acquiring Fund)
Investment Objective	Seeks total return, consisting primarily of capital appreciation with a secondary emphasis on current income.	Seeks total return, consisting primarily of capital appreciation.

Principal Investments

Under normal circumstances, the Fund invests:

-   80% of total assets in stock funds; and

-   20% of total assets in bond funds.

The percentage of the Fund’s assets invested in stock or bond funds may temporarily deviate from the percentages indicated above due to changes in market values. The adviser rebalances the Fund when the Fund’s assets deviate by a specified percentage from these percentages primarily through the use of daily cash flows.

The Fund’s “neutral” target allocation is as follows: - 80% of the Fund’s total assets in equity securities; and - 20% of the Fund’s total assets in fixed income securities.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating 80% of its total assets to affiliated stock funds and 20% of its total assets to affiliated bond funds (the “Underlying Funds”). Stock funds offer greater long-term capital appreciation potential, while bond funds help to moderate portfolio risk and provide income.

By investing in several Underlying Funds, the Fund achieves greater diversification. Stock fund holdings are diversified across market capitalization (large- and mid-size companies) and investment styles (“growth” and “value”), in both domestic and foreign markets. Bond fund holdings are also diversified across a range of short- to intermediate-term income-producing securities, which may include, but are not limited to, U.S. Government obligations and corporate debt securities.

The Fund is a gateway fund that uses a “multi-style” investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. Currently, the Fund’s portfolio combines the different equity and fixed income investment styles of several master portfolios.

The Fund attempts to enhance its returns by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. The Fund uses futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. The Fund also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

COMPARISON SUMMARY

•   Both Funds are funds-of-funds. However, references to the investment activities of the Acquiring Fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. Accordingly, there is no substantial difference between the investment objectives, principal investments and principal investment strategies of the Funds, except that:

-   The Acquiring Fund utilizes an asset allocation model to assess the attractiveness of equity v. fixed income investments and recommends changes in the target allocations, ranging between 65 and 95 percent for the Fund’s equity allocation and 5 and 35 percent for the Fund’s fixed income allocation.

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Common and Specific Risk Considerations

Because of the similarities in investment objectives and policies, the Target Funds and the Acquiring Funds are subject to substantially similar investment risks. The following discussion describes the principal risks that may affect the Funds’ portfolios as a whole (and indirectly, the portfolios of the master portfolios of Wells Fargo Master Trust in which the Acquiring Funds invest). What follows after that is a discussion which compares the principal risks associated with each Target Fund and its corresponding Acquiring Fund (in bold print). Additional information regarding which of the principal risks described below are applicable to each Fund may be found in Exhibit C, as well as in the prospectus for each Target Fund. An investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Counter-Party Risk. When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the Fund is exposed to the risk that the other party will not fulfill its contract obligation. Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Debt Securities Risk. Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Derivatives Risk. The term “derivatives” covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Emerging Markets Risk. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

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Foreign Investment Risk. Foreign investments, including American Depository Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Growth Style Investment Risk. Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company’s long-term earnings growth with a higher stock price when that company’s earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

High Yield Securities Risk. High yield securities (sometimes referred to as “junk bonds”) are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

Issuer Risk. The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Leverage Risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk. A security may not be sold at the time desired or without adversely affecting the price.

Management Risk. We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

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Market Risk. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Multi-Style Management Risk. Because certain portions of a Fund’s assets are managed by different portfolio managers using different styles, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

Underlying Funds Risk. The risks associated with a Fund include the risks related to each Underlying Fund in which the Fund invests. The Fund seeks to reduce the risk of your investment by diversifying among mutual funds that invest in stocks and, in some cases, bonds and among different fund managers. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks and, in some cases, bonds, as well as the risks of investing in a particular Underlying Fund, such as risks related to the particular investment management style and that the Underlying Fund may underperform other similarly managed funds. To the extent that an Underlying Fund actively trades its securities, the Fund will experience a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. Investments in the Fund result in your incurring greater expenses than if you were to invest directly in the Underlying Funds in which the Portfolio invests. There can be no assurance that any mutual fund, including an Underlying Fund, will achieve its investment objective.

U.S. Government Obligations Risk. Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association

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(GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an Underlying Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

Value Style Investment Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

Life Stage – Conservative Portfolio/Moderate Balanced Fund

Both Funds are subject to substantially similar risks, except that the Life Stage—Conservative Portfolio is also subject to high yield securities risk, multi-style management risk, smaller company securities risk, and underlying funds risk, while the Moderate Balanced Fund is also subject to emerging market risk, all of which are described above. Emerging market securities typically present even greater exposure to foreign investment risk. Both of the Funds are primarily subject to counter-party risk, debt securities risk, derivatives risk, foreign investment risk, growth style investment risk, issuer risk, leverage risk, liquidity risk, management risk, market risk, mortgage- and asset-backed securities risk, regulatory risk, U.S. government obligations risk, and value style investment risk, as described above. The Moderate Balanced Fund also has risks associated with using an active allocation model as contrasted with a static percentage allocation.

Life Stage – Moderate Portfolio/Growth Balanced Fund

Both Funds are subject to substantially similar risks, except that the Life Stage—Moderate Portfolio is also subject to high yield securities risk, multi-style management risk, and underlying funds risk, while the Growth Balanced Fund is also subject to emerging market risk, all of which are described above. Emerging market securities typically present even greater exposure to foreign investment risk. Both of the Funds are primarily subject to counter-party risk, debt securities risk, derivatives risk, foreign investment risk, growth style investment risk, issuer risk, leverage risk, liquidity risk, management risk, market risk, mortgage- and asset-backed securities risk, regulatory risk, smaller company securities risk, U.S. government obligations risk, and value style investment risk, as described above. The Growth Balanced Fund also has risks associated with using an active allocation model as contrasted with a static percentage allocation. In addition, the Growth Balanced Fund’s higher neutral allocation in equity securities makes it subject to a greater degree of market risk.

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Life Stage – Aggressive Portfolio/Aggressive Allocation Fund

Both Funds are subject to substantially similar risks, except that the Life Stage – Aggressive Portfolio Fund is also subject to high yield securities risk, multi-style management risk, and underlying funds risk, while the Aggressive Allocation Fund is also subject to emerging market risk, all of which are described above. Emerging market securities typically present even greater exposure to foreign investment risk. Both of the Funds are primarily subject to counter-party risk, debt securities risk, derivatives risk, foreign investment risk, growth style investment risk, issuer risk, leverage risk, liquidity risk, management risk, market risk, mortgage- and asset-backed securities risk, regulatory risk, smaller company securities risk, U.S. government obligations risk, and value style investment risk, as described above. The Aggressive Allocation Fund also has risks associated with using an active allocation model as contrasted with a static percentage allocation.

Comparison of Performance

The information in this section shows you how each Target Fund and Acquiring Fund has performed and illustrates the variability of a Fund’s returns over time. The tables below provide a comparison of average annual total return information as of December 31, 2007, for the Investor Class of each Target Fund and the Administrator Class for each Acquiring Fund for one-, five- and ten-year periods (or since inception of the Fund, if shorter).

For more information regarding a Fund’s average annual total return, see the “Performance” of each Fund and “Financial Highlights” of each of the Acquiring Funds in Exhibit E to this Prospectus/Proxy Statement and each Target Fund’s prospectus.

Please remember that past performance is no guarantee of future results. All returns reflect the effect of fee waivers. Without these fee waivers, the average annual total returns for the Funds would have been lower.

Fund/Class (inception date)	1-Year	3-Years	5-Years	10-Years or Since Inception
Life Stage – Conservative Portfolio
Investor Class (12-31-98)	5.85%	5.81%	7.44%	4.64%
Moderate Balanced Fund
Administrator Class (11-11-94)	6.28%	6.44%	8.13%	6.59%

Life Stage – Moderate Portfolio
Investor Class (12-31-98)	6.49%	6.96%	9.63%	4.88%
Growth Balanced Fund
Administrator Class (11-11-94)	6.56%	7.88%	10.88%	7.36%

Life Stage – Aggressive Portfolio
Investor Class (12-31-98)	6.81%	7.98%	11.72%	5.11%
Aggressive Allocation Fund
Administrator Class (12-02-97)	6.46%	8.51%	12.13%	7.33%

Comparison of Shareholder Account Features and Services

The following describes, and to the extent there are differences, compares the distribution arrangements, pricing policies, class structure, purchase, redemption, and exchange policies, redemption fees, frequent purchases and redemptions of fund shares policies and procedures and distribution policies of the Funds.

Distribution Arrangements. As the principal underwriter for the Funds, Wells Fargo Funds Distributor (“Funds Distributor”), an affiliate of Funds Management, uses its best efforts to distribute shares of the Funds on

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a continuous basis. Fund shares may be sold through broker-dealers and others who have entered into sales agreements with the principal underwriter. Administrator Class and Investor Class shares of the Funds are offered for sale at the next determined net asset value per share (“NAV”).

The Target Funds’ Investor Class and the Acquiring Funds’ Administrator Class each has adopted a shareholder servicing plan (the “Plan”) and has entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank and Funds Management. The Plan and related agreements were adopted by the Wells Fargo Advantage Funds Board, including a majority of the Trustees who were not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Under the Plan, each Fund is authorized to make payments not to exceed 0.25% of a Fund’s average daily net assets attributable to Administrator Class and Investor Class shares. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

Compensation to Dealers and Shareholder Servicing Agents. In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund’s adviser, the distributor or their affiliates make additional payments (“Additional Payments”) to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund’s adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund’s adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent’s clients (sometimes referred to as “Shelf Space”); access to the selling agent’s registered representatives; and/or ability to assist in training and educating the selling agent’s registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers’ assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent’s customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales

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of the Fund attributable to the selling agent. In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund’s adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the Financial Industry Regulatory Authority member firms that have received the Additional Payments described in this section is available in the Funds’ SAIs, which are incorporated by reference herein.

Pricing Policies. The NAV of a mutual fund, plus any applicable sales charges, is the price you pay for buying, selling, or exchanging shares of a Fund.

The NAV for the Funds is calculated each business day as of the close of trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern Time). To calculate a Fund’s NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund’s assets that may be invested in other mutual funds, the Fund’s NAV is calculated based upon the NAVs of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund’s assets invested directly in securities, each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price.

The Funds are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if the Funds believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, the Funds use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. The Funds use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that a Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Funds’ SAIs, which are incorporated by reference herein, for further information.

Class Structure. The Funds offer a total of five share Classes (Administrator, Investor, Class A, Class B and Class C), each with a different combination of sales charges, fees, eligibility requirements and other features. Only the Investor Class and Administrator Class are described in this Prospectus/Proxy Statement.

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Administrator Class and Investor Class

You can buy Administrator Class and Investor Class shares at the offering price, which is the NAV without an up-front sales charge.

Purchase, Redemption, and Exchange Policies. The following chart describes the Funds’ classes that are involved in the Reorganization.

Target Fund Class	Acquiring Fund Class
Investor Class	Administrator Class

The following chart highlights the purchase, redemption, and exchange policies for each relevant Class of the Funds.

Purchase, Redemption and Exchange Policies	Target Funds Investor Class	Acquiring Funds Administrator Class
Minimum initial purchase (The Funds may waive the minimum initial investment under certain circumstances.)	Regular Accounts: $2,500 IRAs, IRA rollovers, Roth IRAs: $1,000 UGMA/UTMA accounts: $1,000 Employee Sponsored Retirement Plans: no minimum	$1 million/otherwise dependent on eligibility requirements*; however, Target Fund shareholders are allowed to continue to purchase Administrator Class shares without having to meet the Class’s eligibility requirements

Subsequent Purchases	Regular Accounts: $100 IRAs, IRA rollovers, Roth IRAs: $100 UGMA/UTMA accounts: $50 Employee Sponsored Retirement Plans: no minimum	no minimum

Purchases	Shares may be purchased by mail, phone, through an Automatic Investment Plan, by Payroll Direct Deposit, at the Investor Center, online, by wire, or through a financial intermediary, subject to certain conditions.	Shares may be purchased through certain financial intermediaries and by certain institutions by phone, at the Investor Center, online, by wire, and through a financial intermediary, subject to certain conditions.

Redemptions	Redemption requests may be submitted by mail, by phone, by Electronic Funds Transfer, through a Systematic Withdrawal Plan, online, at the Investor Center, by wire, or through a financial intermediary, subject to certain conditions.	Redemption requests may be submitted through certain financial intermediaries and by certain institutions by phone, by Electronic Funds Transfer, at the Investor Center, online, by wire, and through a financial intermediary, subject to certain conditions.

Exchange privileges	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (i.e., a Fund not closed to new accounts) and, you must exchange at least the minimum initial purchase amount for the new fund. Exchanges may be made through an Automatic Exchange Plan, subject to certain conditions.	In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (i.e., a Fund not closed to new accounts) and, you must exchange at least the minimum initial purchase amount for the new fund. Exchanges may be made through an Automatic Exchange Plan, subject to certain conditions.

*

The following entities are eligible to purchase Administrator Class shares: employee benefit plan programs that have at least $10 million in plan assets; broker-dealer managed account or wrap programs that charge an asset-based fee; registered investment adviser mutual fund wrap programs that charge an asset-based fee; Internal Revenue Code Section 529 college savings plan accounts; fund of funds including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM ); Investment Management and Trust Departments of Wells Fargo Bank purchasing shares on behalf of their clients; and under certain circumstances and for certain groups as detailed in the Funds’ SAIs which are incorporated by reference herein.

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If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day’s NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day’s NAV. The Funds will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day. The Funds reserve the right to refuse or cancel a purchase or exchange order for any reason, including if the Funds believe that doing so would be in the best interests of a Fund’s shareholders.

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through Electronic Funds Transfer or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Funds’ SAIs, which are incorporated by reference herein.

Although generally the Funds pay redemption requests in cash, the Funds reserve the right to determine in their sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus/Proxy Statement.

For a more complete discussion of the Target Funds’ purchase, redemption, and exchange policies, please see the Target Funds’ prospectus and SAI, which are incorporated by reference into this Prospectus/Proxy Statement.

Frequent Purchases and Redemptions of Fund Shares Policies and Procedures. The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policies and procedures, which provide, among other things, that Funds Management may

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deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus/Proxy Statement. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary’s policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management’s analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Class 529 shares and funds of funds.

Distribution Policies. Each Fund, except the Life Stage – Conservative Portfolio, makes distributions of any net investment income and any realized net capital gains annually. The Life Stage – Conservative Portfolio makes distributions of any net investment income at least quarterly and any realized net capital gains at least annually.

Distributions from the Funds are automatically reinvested in additional shares unless another option is available and chosen. For the Funds’ Investor Class shares, other options are to receive checks for these payments, have them automatically invested in another Wells Fargo Advantage Fund, or have them deposited into your bank account. If checks remain uncashed for six months or are undeliverable by the Post Office, the distributions may be reinvested. Any distribution from a Fund returned because of an invalid banking instruction is sent to the address of record by check, and future distributions are automatically reinvested.

General. For more information, please read the Target Funds’ prospectus and SAI and the Acquiring Funds’ SAI, which are incorporated by reference herein.

Comparison of Investment Advisory Fees

Funds Management, a registered investment adviser, serves as the investment adviser for both the Target Funds and the Acquiring Funds. Thus, there will be no change in investment adviser if the Reorganization is approved. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Acquiring Funds. For providing these services, Funds Management is entitled to receive fees as described in Exhibit A under the caption “Management Fees” and in the table below. A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreements for the Acquiring Funds is available in the Acquiring Funds’ semi-annual report for the fiscal half-year ended March 31, 2007.

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Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most Wells Fargo Advantage Funds, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

The following chart highlights the annual contractual rate of investment advisory fees payable by each Target Fund and Acquiring Fund as a percentage of the Fund’s average daily net assets.

Target Fund/Acquiring Fund	Advisory Fee (Contractual)
Life Stage – Conservative Portfolio	0.00%	All asset levels
Moderate Balanced Fund	0.25%	All asset levels

Life Stage – Moderate Portfolio	0.00%	All asset levels
Growth Balanced Fund	0.25%	All asset levels

Life Stage – Aggressive Portfolio	0.00%	All asset levels
Aggressive Allocation Fund	0.25%	All asset levels

The Target Funds do not have a sub-adviser, but the Acquiring Funds are sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Acquiring Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. If the Target Fund shareholders approve the Reorganization, they will, in effect, be approving Wells Capital Management as an investment sub-adviser.

For a description of the portfolio managers for the Target Funds and Acquiring Funds, see Exhibit D.

The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Acquiring Funds.

Dormant Investment Advisory Arrangements. Under the investment advisory contract for each Acquiring Fund, Funds Management acts as investment adviser for each Fund’s assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as each Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management would be entitled to receive an investment advisory fee from the Fund for the management of those assets.

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The Acquiring Funds have similar “dormant” sub-advisory arrangements with some or all of the sub-advisers that advise the master portfolios in which each Fund invests. Under these arrangements, if a Fund redeems assets from a master portfolio and invests them directly in a portfolio of securities using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund’s assets formerly invested in the master portfolio.

Other Principal Service Providers

The service providers for each of the Target Funds and Acquiring Funds are the same, except that the Target Funds do not have an investment sub-adviser while Wells Capital Management serves as an investment sub-adviser to the Acquiring Funds. The following is a list of principal service providers for the Target Funds and the Acquiring Funds.

Service Providers
Service	Target Funds	Acquiring Funds

Investment Adviser	Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA 94105	Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA 94105

Sub-Adviser	None	Wells Capital Management Incorporated 525 Market Street San Francisco, CA 94105

Distributor	Wells Fargo Funds Distributor, LLC 525 Market Street San Francisco, CA 94105	Wells Fargo Funds Distributor, LLC 525 Market Street San Francisco, CA 94105

Administrator	Wells Fargo Funds Management, LLC	Wells Fargo Funds Management, LLC

Custodian	Wells Fargo Bank, N.A. 6th St. & Marquette Minneapolis, MN 55479	Wells Fargo Bank, N.A. 6th St. & Marquette Minneapolis, MN 55479

Fund Accountants	PFPC, Inc. 400 Bellevue Parkway Wilmington, DE 19809	PFPC, Inc. 400 Bellevue Parkway Wilmington, DE 19809

Transfer Agent and Dividend Disbursing Agent	Boston Financial Data Services, Inc. 1250 Hancock Street Quincy, MA 02169	Boston Financial Data Services, Inc. 1250 Hancock Street Quincy, MA 02169

Terms of the Reorganization

At the effective time of the Reorganization, each Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of its corresponding Target Fund in exchange for shares of equal value of such Acquiring Fund. The Reorganization is governed by the Reorganization Plan.

Each Acquiring Fund, for each share class, will issue the number of full and fractional shares determined by dividing the net value of all the assets of each respective Target Fund class by the NAV of one share of the Acquiring Fund class. Based on this calculation, Wells Fargo Advantage Funds will issue shares of each Acquiring Fund class with an aggregate NAV equal to that of the corresponding Target Fund class.

The Reorganization Plan, attached as Exhibit G, provides the time for and method of determining the net value of the Target Funds’ assets and the NAV of a share of the Acquiring Funds. To determine the valuation of

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the assets transferred by each Target Fund and the number of shares of each Acquiring Fund to be transferred, the parties will use the standard valuation methods used by the Acquiring Funds in determining daily NAVs, which are identical to the methods used by the Target Funds. The valuation will be done immediately prior to the closing of the Reorganization, which is expected to occur on or about July 18, 2008, and will be done at the time of day the Target Funds and Acquiring Funds ordinarily calculate their NAVs.

Each Target Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of each Target Fund will be credited with shares of the corresponding Class of the corresponding Acquiring Fund equal in value to the Target Fund shares that the shareholders hold of record at the effective time of the Reorganization. Each shareholder will also have the right to receive any unpaid distributions that Wells Fargo Advantage Funds declared with respect to the shareholder’s Target Fund shares before the effective time of the Reorganization. At that time or as soon as reasonably practical after the effective time of the Reorganization, Wells Fargo Advantage Funds will dissolve and liquidate each Target Fund, and terminate each Target Fund as a series of Wells Fargo Advantage Funds in accordance with applicable law and its Declaration of Trust.

A majority of the Board may terminate the Reorganization Plan on behalf of a Target or Acquiring Fund under certain circumstances. Completion of the Reorganization is subject to numerous conditions set forth in the Reorganization Plan. Receipt of an opinion of counsel as described in this section is a condition of Closing as provided in the Agreement and Plan of Reorganization attached as Exhibit G to this Prospectus/Proxy Statement. An important condition to Closing is that Wells Fargo Advantage Funds receives a tax opinion to the effect that the Reorganization will not qualify as a “reorganization” for U.S. federal income tax purposes, with respect to each Target Fund and the corresponding Acquiring Fund, and it is expected that the Reorganization generally will be taxable for such purposes to the Target Funds’ shareholders. Another condition is that each Target Fund distributes all of its previously undistributed taxable income and recognized net capital gains to its shareholders immediately before the Closing of the Reorganization. The Closing is also conditioned upon both the Target Funds and Acquiring Funds receiving the necessary documents to transfer the assets and liabilities of each Target Fund to its corresponding Acquiring Fund, and to transfer the Acquiring Fund shares back to its corresponding Target Fund in exchange for the assets received.

Board Consideration of the Reorganization

Common Considerations

The Board considered the Reorganization of the Target Funds into the Acquiring Funds at its regular quarterly meetings held on August 8, 2007, and November 7, 2007. Funds Management provided materials on the Reorganization to the Board. Those materials included information on the investment objectives, principal investments and principal investment strategies of the Target Funds and the Acquiring Funds, comparative operating expense ratios, asset size, risk profile and performance information, and an analysis of the projected benefits to Target Fund shareholders from the Reorganization. After discussing and considering these materials, the Board unanimously approved the Reorganization Plan and determined that the Reorganization of the Target Funds into the Acquiring Funds would be in the best interests of each Target Fund and its shareholders. The Board further determined that the interests of existing shareholders of each Fund would not be diluted as a result of the Reorganization. Consequently, the Board unanimously recommends that Target Fund shareholders vote to approve the Reorganization for the following reasons:

*	ENHANCED VIABILITY

The combined Funds are expected to be more viable because Wells Fargo Advantage Funds will be able to concentrate its marketing efforts on the combined Funds, rather than similar but separate Funds in each case.

*	PORTFOLIO MANAGEMENT

The Reorganization also should permit the master portfolios owned by the combined Funds to take advantage of the greater purchasing power that is derived from the inclusion of additional assets. Other potential

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portfolio management benefits from a larger asset base include reduced trading costs and more efficient cash management.

*	STREAMLINED PRODUCT LINE

The Reorganization, together with other reorganizations currently in progress, will streamline Wells Fargo Advantage Funds by combining Funds with common or similar investment objectives, principal investments or principal investment strategies. By reorganizing the Target Funds, Wells Fargo Advantage Funds is able to take steps towards eliminating duplicative costs and improving potential shareholder returns. The elimination of duplicative costs and the spreading of certain costs across a larger asset base also can lead to reductions in net operating expense ratios.

*	GREATER ECONOMIES OF SCALE

The Target Funds have the potential to benefit from greater economies of scale by, among other things, reorganizing into funds with greater assets, thereby reducing certain fixed costs (such as legal, compliance and board of trustee expenses) as a percentage of fund assets.

*	COMPATIBLE OBJECTIVES AND INVESTMENT STRATEGIES

As discussed in the section entitled “Comparison of Investment Objectives, Principal Investments and Principal Investment Strategies,” each Acquiring Fund and corresponding Target Fund have compatible investment objectives, principal investments and principal investment strategies. The Reorganization also is not expected to significantly alter the risk/potential return profile of any shareholder’s investment, with the exception of possible temporary shifts in risk profiles of the Acquiring Funds based on each Acquiring Fund’s use of an asset allocation model that recommends changes to the Fund’s target allocations that the Target Funds do not employ (described more fully in the following sub-section entitled “Specific Considerations”).

*	COMPARATIVE PERFORMANCE

In each reorganization, the Acquiring Fund has better total return performance over most measurement periods than the corresponding Target Fund. Shareholders can consult the chart in the section entitled “Comparison of Performance” for Fund-specific performance comparisons.

*	TOTAL AND NET OPERATING EXPENSES OF THE FUNDS

The Board considered the total and net annual fund operating expenses for each Target Fund and corresponding Acquiring Fund. For each reorganization, the Acquiring Fund class will have a lower net operating expense ratio than the corresponding class of the Target Fund. Thus, all Target Fund shareholders will pay lower fees as a result of the Reorganization. Shareholders can consult the section entitled “Comparison of Current Fees and Pro Forma Fees” for Fund-specific total and net operating expenses comparisons.

*	EXPECTED TAXABLE CONVERSION OF THE TARGET FUND SHARES

The Board noted the expectation that the Reorganization will be taxable to each Target Fund’s shareholders, but also noted that a significant number of shareholder accounts are in tax-advantaged accounts, such as 401(k) and Investment Retirement Accounts. Specifically, as of September 30, 2007, the percentage of outstanding Fund shares held in tax-advantaged accounts, such as 401(k) and Investment Retirement Accounts, for the Life Stage – Aggressive Portfolio, Life Stage – Conservative Portfolio, and Life Stage – Moderate Portfolio were 89%, 82% and 91%, respectively. Shareholders should review the section entitled “Material U.S. Federal Income Tax Consequences of the Reorganization” for the material U.S. federal income tax consequences of the Reorganization.

*	EXPENSES OF THE REORGANIZATION

Funds Management has agreed to bear all of the expenses of preparing, printing, and mailing the Prospectus/Proxy Statement and related solicitation expenses for the approval of the Reorganization, so shareholders of the Target Funds and Acquiring Funds will not bear these costs.

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Specific Considerations

The Board also considered certain factors specific to each Fund in concluding that the proposed Reorganization is in the best interests of each Target Fund’s shareholders. Some of the specific key factors that the Board considered for each reorganization are detailed below.

Life Stage – Conservative Portfolio/Moderate Balanced Fund

The Board considered the duplicative nature of maintaining two Funds that have similar investment objectives, principal investments, principal investment strategies and “neutral” target allocations (60% of total assets in fixed income styles and 40% of total assets in equity styles). The Board also considered the Life Stage – Conservative Portfolio’s continuous net redemptions and decrease in assets over the past several years and its smaller asset base (approximately $9 million) as compared to that of the Moderate Balanced Fund (approximately $549 million). The Board further considered that the Moderate Balanced Fund’s asset allocation model could recommend a change in the Fund’s equity target allocation to between 30% and 50% of the Fund’s total assets (as compared to a static 40% for the Life Stage – Conservative Portfolio) and to between 50% and 70% of the Fund’s total assets for the fixed income target allocation (as compared to a static 60% for the Life Stage – Conservative Portfolio), possibly affecting the risk profile of the Moderate Balanced Fund during periods of deviation from the Fund’s “neutral” target allocations. However, the Board noted that both Funds’ “neutral” target allocations are the same, and that the Moderate Balanced Fund’s asset allocation model allows the Fund to make changes to the target allocations in response to market and other conditions. The Board then considered that the Moderate Balanced Fund had better performance over all measurement periods and had a longer operating history. The Board noted that the Life Stage – Conservative Portfolio has no advisory fee and that the Moderate Balanced Fund has a 0.25% advisory fee, but also noted that the Moderate Balanced Fund has a lower operating expense ratio than the Life Stage – Conservative Portfolio.

Life Stage – Moderate Portfolio/Growth Balanced Fund

The Board considered the duplicative nature of maintaining two Funds that have similar investment objectives, principal investments, principal investment strategies and “neutral” target allocations (60% of total assets in equity styles and 40% of total assets in fixed income styles for the Life Stage – Moderate Portfolio, and 65% of total assets in equity styles and 35% of total assets in fixed income styles for the Growth Balanced Fund). The Board also considered the Life Stage – Moderate Portfolio’s continuous net redemptions and decrease in assets over the past several years and its smaller asset base (approximately $35 million) as compared to that of the Growth Balanced Fund (approximately $1.97 billion). The Board further considered that the Growth Balanced Fund’s asset allocation model could recommend a change in the Fund’s equity target allocation to between 50% and 80% of the Fund’s total assets (as compared to a static 60% for the Life Stage – Moderate Portfolio) and to between 20% and 50% of the Fund’s total assets for the fixed income target allocation (as compared to a static 40% for the Life Stage – Moderate Portfolio), possibly affecting the risk profile of the Growth Balanced Fund during periods of deviation from the Fund’s target allocations. However, the Board noted that both Funds’ “neutral” target allocations are similar, and that the Growth Balanced Fund’s asset allocation model allows the Fund to make changes to the target allocations in response to market and other conditions. The Board then considered that the Growth Balanced Fund had better performance over all measurement periods and had a longer operating history. The Board noted that the Life Stage – Moderate Portfolio has no advisory fee and that the Growth Balanced Fund has a 0.25% advisory fee, but also noted that the Growth Balanced Fund has a lower operating expense ratio than the Life Stage – Moderate Portfolio.

Life Stage – Aggressive Portfolio/Aggressive Allocation Fund

The Board considered the duplicative nature of maintaining two Funds that have similar investment objectives, principal investments, principal investment strategies and “neutral” target allocations (80% of total assets in equity styles and 20% of total assets in fixed income styles). The Board also considered the Life Stage –

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Aggressive Portfolio’s uneven growth over the past several years and its smaller asset base (approximately $32 million) as compared to that of the Aggressive Allocation Fund (approximately $273 million). The Board further considered that the Aggressive Allocation Fund’s asset allocation model could recommend a change in the Fund’s equity target allocation to between 65% and 95% of the Fund’s total assets (as compared to a static 80% for the Life Stage – Aggressive Portfolio) and to between 5% and 35% of the Fund’s total assets for the fixed income target allocation (as compared to a static 20% for the Life Stage – Aggressive Portfolio), possibly affecting the risk profile of the Aggressive Allocation Fund during periods of deviation from the Fund’s target allocations. However, the Board noted that both Funds’ “neutral” target allocations are the same, and that the Aggressive Allocation Fund’s asset allocation model allows the Fund to make changes to the target allocations in response to market and other conditions. The Board then considered that the Aggressive Allocation Fund had better performance over most measurement periods and had a longer operating history. The Board noted that the Life Stage – Aggressive Portfolio has no advisory fee and that the Aggressive Allocation Fund has a 0.25% advisory fee, but also noted that the Aggressive Allocation Fund has a lower operating expense ratio than the Life Stage – Aggressive Portfolio.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization, including an investment in Acquiring Fund shares, that are applicable to you as a Target Fund shareholder. It is based on the Internal Revenue Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this Prospectus/Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization and assumes each Target Fund will continue to qualify as a regulated investment company for U.S. federal income tax consequences. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision there of; a holder of Target Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Target Fund shares as a capital asset at the time of the Reorganization; an entity taxable as a partnership for U.S. federal income tax purposes; or you hold Target Fund shares through a tax-advantaged account, such as a 401(k) plan.

We have not requested and will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Treatment of the Reorganization as a Taxable Transaction under the Internal Revenue Code. The obligation of the Funds to consummate the Reorganization is contingent upon their receipt of an opinion from Proskauer Rose LLP, special tax counsel to the Funds, generally to the effect that the Reorganization will not qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code with respect to each Acquiring Fund and its corresponding Target Fund, and therefore generally:

i) the transfer of the assets of the Target Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund will be treated as a sale of assets by the Target Fund, and the Target Fund will recognize gain or loss on each of the transferred assets in an amount equal to the difference between (a) the fair market value of such assets and (b) the tax basis of such assets;

ii) the Target Fund will be entitled to deductions for dividends paid to its shareholders in an amount sufficient to offset its taxable income and capital gains, including any income and gains recognized in the Reorganization, and therefore will not incur any U.S. federal income tax liability for its last complete taxable year ending on the date of the closing of the Reorganization;

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iii) no gain or loss will be recognized by the Acquiring Fund on the receipt of assets of the Target Funds in exchange for the Acquiring Fund’s stock and assumption of the Target Fund’s liabilities;

iv) the Acquiring Fund’s tax basis in the assets of the Target Fund transferred to it will be the fair market value of such assets as of the effective time of the Reorganization;

v) the Acquiring Fund’s holding period for the assets transferred to it by the Target Fund will start the day following the date of the Reorganization;

vi) shareholders of the Target Fund generally will recognize gain or loss on the receipt of shares of the Acquiring Fund they receive in exchange for shares of the Target Fund equal to the difference between (a) the fair market value of the Acquiring Fund’s shares and (b) the Target Fund shareholder’s aggregate tax basis for its shares in the Target Fund;

vii) the tax basis in the Acquiring Fund shares received by Target Fund shareholders in exchange for their shares of the Target will be the fair market value of the shares of the Acquiring Fund as of the effective time of the Reorganization;

viii) the Target Fund shareholders’ holding periods for the shares of the Acquiring Fund received in exchange for their Target Fund shares will start the day following the date of the Reorganization; and

ix) each Acquiring Fund will not acquire any capital loss carryforwards of any other tax attributes of the corresponding Target Fund.

The Reorganization is expected to be taxable in the manner described above because each Acquiring Fund will pay a small amount of cash to the corresponding Target Fund to be used by the Target Fund to pay certain Target Fund-level expenses, as part of the consideration for the assets of the Target Fund. Further, the Target Fund will purchase sufficient Treasury bills before the Closing with a settlement date after the Closing such that the sum of the liability incurred in connection with such purchase and such cash will exceed 20% of the gross asset value of the Target Fund’s assets immediately before the Closing. It is expected that such payment of cash and assumption of such liability by the corresponding Acquiring Fund will ensure that the Reorganization will not qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code.

The tax opinion described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by us on behalf of the Acquiring Funds and the Target Funds.

Status as a Regulated Investment Company. Since its formation, each of the Acquiring Funds and each of the Target Funds believes it has qualified as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code. Accordingly, each of the Acquiring Funds and each of the Target Funds believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders.

Distribution of Income and Gains. Prior to the Reorganization, if Funds Management reasonably determines that a Target Fund is a personal holding company, such Target Fund’s taxable year will end as a result of the Reorganization and such Fund is generally required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to such shareholders before or after the Reorganization. A Target Fund shareholder will be required to include any such distributions in his or her taxable income. This may result in the recognition of income that could have been deferred or never realized had the Reorganization not occurred.

Moreover, if an Acquiring Fund has realized net investment income or net capital gains but has not distributed such income or gains prior to the Reorganization and you acquire shares of such Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Target Fund will, in effect, be a taxable

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return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if, and when, the Acquiring Fund sells the appreciated securities and distributes the realized gain. You should assume that the Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

U.S. Federal Income Taxation of an Investment in an Acquiring Fund. The following discussion summarizes the U.S. federal income taxation of an investment in an Acquiring Fund. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the prospectuses and SAIs for the Acquiring Funds for additional federal income tax information.

Qualification as a Regulated Investment Company. Each Acquiring Fund intends to continue to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to so qualify and receive the special tax treatment accorded regulated investment companies and their shareholders, an Acquiring Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Internal Revenue Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of short-term capital gains over long-term capital losses), and its net tax-exempt income, for such year; and (c) diversify its holdings so that, at the end of each quarter of the Acquiring Fund’s taxable year (i) at least 50% of the market value of the Acquiring Fund’s assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities, limited in respect of any one issuer to a value of not greater than 5% of the value of the Acquiring Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Acquiring Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships. For purposes of meeting this diversification requirement, in the case of the Acquiring Funds’ investments in loan participations, the issuer may be the financial intermediary or the borrower.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership interest (a) that is traded on an established securities market or is readily tradable on a secondary market or the substantial equivalent thereof and (b) derives more than 90% of its income from the qualifying income described in (a)(i) of the preceding paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Internal Revenue Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

If an Acquiring Fund qualifies as a regulated investment company that is accorded special tax treatment, the Acquiring Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If an Acquiring Fund failed to qualify as a regulated investment company in any taxable year, the Acquiring Fund would be subject to tax on its taxable income at corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gain, would be taxable to shareholders as ordinary income. In addition, the Acquiring Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

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If an Acquiring Fund fails to distribute substantially all of its ordinary income and net capital gain for the calendar year and any retained amount from the prior calendar year, the Acquiring Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For these purposes, the Acquiring Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders by an Acquiring Fund in January of a year generally is deemed to have been paid by the Acquiring Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Acquiring Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Distributions. Each Acquiring Fund will distribute, at least annually, any net investment income and net realized capital gains. Distributions of net investment income (other than qualified dividend income and exempt-interest income discussed below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Acquiring Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of each Acquiring Fund’s net capital gain (i.e., the excess of a Fund’s net long-term capital gain over net short-term capital loss), if any, from the sale of investments that the Acquiring Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) are taxable as long-term capital gain, regardless of how long a shareholder has held Acquiring Fund shares. For taxable years beginning before January 1, 2011, such distributions will generally be subject to a 15% tax rate, with lower rates applying to taxpayers in the 10% and 15% rate brackets, and will not be eligible for the dividends received deduction. Distribution of gains from the sale of investments that an Acquiring Fund owned for one year or less will be taxable as ordinary income. Distributions of taxable income or capital gains are taxable to Acquiring Fund shareholders whether received in cash or reinvested in additional Acquiring Fund shares. Dividends and distributions on an Acquiring Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Acquiring Fund’s realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Acquiring Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when an Acquiring Fund’s net asset value also reflects unrealized losses.

If an Acquiring Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in Acquiring Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

For taxable years beginning before January 1, 2011, distributions of investment income properly designated by an Acquiring Fund as derived from “qualified dividend income” will be taxed in the hands of an individual at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Acquiring Fund level. In order for some portion of the dividends received by an Acquiring Fund shareholder to be qualified dividend income, an Acquiring Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Acquiring Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Acquiring Fund or shareholder level) (a) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (b) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (c) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest or (d) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on

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stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company.

In general, distributions of investment income designated by an Acquiring Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Acquiring Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Acquiring Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. To the extent that an Acquiring Fund makes a distribution of income received by the Acquiring Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain. The Acquiring Funds expect to use such substitute payments to satisfy their expenses, and therefore expect that their receipt of substitute payments will not adversely affect the percentage of distributions qualifying as qualified dividend income.

Dividends of net investment income received by corporate shareholders of the Acquiring Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Acquiring Fund from domestic corporations for the taxable year. A dividend received by an Acquiring Fund will not be treated as a qualifying dividend (a) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, Target with borrowed funds), (b) if it has been received with respect to any share of stock that such Acquiring Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (c) to the extent that such Acquiring Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (a) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (b) by application of other Internal Revenue Code section limitations.

Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions. Dividends and interest received by an Acquiring Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Acquiring Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

An Acquiring Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investment by an Acquiring Fund in “passive foreign investment companies” could subject the Acquiring Fund to a U.S. federal income tax (including interest charges) or other charge on distributions received from the company or on proceeds from the sale of its investment in such a company, which tax cannot be eliminated by making distributions to Acquiring Fund shareholders. However, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” These elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by passive foreign investment companies will not be eligible to be treated as “qualified dividend income.”

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A “passive foreign investment company” is any foreign corporation: (a) 75% or more of the gross income of which for the taxable year is passive income or (b) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Selling Shares. Shareholders who sell, exchange or redeem Acquiring Fund shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Acquiring Fund shares and the amount received. In general, any gain or loss realized upon taxable disposition of Acquiring Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and as short-term capital gain or loss if the shares have not been held for more than 12 months. The tax rate generally applicable to net capital gains recognized by individuals and other noncorporate taxpayers is (a) the same as the maximum ordinary income tax rate for short-term capital or (b) for taxable years beginning on or before January 1, 2011, 15% for long-term capital gains (including Capital Gain Dividends) with lower rates applicable to taxpayers in the 10% and 15% tax brackets.

Any loss realized upon a taxable disposition of Acquiring Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those Acquiring Fund shares. For purposes of determining whether Acquiring Fund shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Acquiring Fund shares will be disallowed to the extent that Acquiring Fund shareholders replace the disposed of Fund shares with other Fund shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, an Acquiring Fund shareholder’s basis in the replacement Acquiring Fund shares will be adjusted to reflect the disallowed loss.

Hedging. If an Acquiring Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Acquiring Fund, defer losses to the Acquiring Fund, cause adjustments in the holding periods of the Acquiring Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Acquiring Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of an Acquiring Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If an Acquiring Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (a) a dividend to the extent of the Acquiring Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (b) thereafter as a return of capital to the extent of the recipient’s basis in the shares and (c) thereafter as gain from the sale or exchange of a capital asset. If the Acquiring Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Acquiring Fund could be required to make distributions exceeding book income in order to continue to qualify as a regulated investment company that is accorded special tax treatment.

Discount Securities. An Acquiring Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Acquiring Fund to accrue

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and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, an Acquiring Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Backup Withholding. An Acquiring Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to properly furnish the Acquiring Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income or who fails to certify to the Acquiring Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with the special certification and filing requirements. Foreign investors in an Acquiring Fund should consult their tax advisers with respect to such withholding.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder realizes a loss on disposition of the Acquiring Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Fees and Expenses of the Reorganization

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganization will be borne by Funds Management.

Existing and Pro Forma Combined Capitalization

The following tables set forth, for each Reorganization, the total net assets, number of shares outstanding and net asset value per share. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma combined capitalization” means the expected capitalization of an Acquiring Fund after it has combined with the corresponding Target Fund. An asterisk (*) designates the accounting survivor in each combination.

Life Stage – Conservative Portfolio/Moderate Balanced Fund

The following table sets forth, as of March 31, 2008, (i) the unaudited capitalization of the Investor Class shares of the Life Stage – Conservative Portfolio and the Administrator Class shares of the Moderate Balanced Fund, and (ii) the unaudited pro forma combined capitalization of Administrator Class shares of the Moderate Balanced Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

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Fund	Total Net Assets ($)	Shares Outstanding	Net Asset Value Per Share ($)
Life Stage – Conservative Portfolio Investor Class	$8,808,504	864,037	$10.19
Moderate Balanced Fund Administrator Class	$452,852,660	23,371,944	$19.38
Pro Forma Combining Adjustments Investor Class Administrator Class	N/A N/A	(864,037 449,581)	N/A N/A
Pro Forma Combined-Moderate Balanced Fund*(1) Administrator Class	$461,661,164	23,821,525	$19.38

(1)	Assuming the reorganization of the Investor Class shares of the Life Stage – Conservative Portfolio into the Administrator Class shares of the Moderate Balanced Fund.

Life Stage – Moderate Portfolio/Growth Balanced Fund

The following table sets forth, as of March 31, 2008, (i) the unaudited capitalization of the Investor Class shares of the Life Stage – Moderate Portfolio and the Administrator Class shares of the Growth Balanced Fund, and (ii) the unaudited pro forma combined capitalization of Administrator Class shares of the Growth Balanced Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets ($)	Shares Outstanding	Net Asset Value Per Share ($)
Life Stage – Moderate Portfolio Investor Class	$32,113,034	2,944,676	$10.91
Growth Balanced Fund Administrator Class	$1,303,524,238	50,253,065	$25.94
Pro Forma Combining Adjustments Investor Class Administrator Class	N/A N/A	(2,944,676 1,236,421)	N/A N/A
Pro Forma Combined-Growth Balanced Fund*(1) Administrator Class	$1,335,637,272	51,489,486	$25.94

(1)	Assuming the reorganization of the Investor Class shares of the Life Stage – Moderate Portfolio into the Administrator Class shares of the Growth Balanced Fund.

Life Stage – Aggressive Portfolio/Aggressive Allocation Fund

The following table sets forth, as of March 31, 2008, (i) the unaudited capitalization of the Investor Class shares of the Life Stage – Aggressive Portfolio and the Administrator Class shares of the Aggressive Allocation Fund, and (ii) the unaudited pro forma combined capitalization of Administrator Class shares of the Aggressive Allocation Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

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Fund	Total Net Assets ($)	Shares Outstanding	Net Asset Value Per Share ($)
Life Stage – Aggressive Portfolio Investor Class	$27,126,626	2,385,484	$11.37
Aggressive Allocation Fund Administrator Class	$214,114,717	16,281,924	$13.15
Pro Forma Combining Adjustments Investor Class Administrator Class	N/A N/A	(2,385,484 2,063,425)	N/A N/A
Pro Forma Combined-Aggressive Allocation Fund*(1) Administrator Class	$241,241,343	18,345,349	$13.15

(1)	Assuming the reorganization of the Investor Class shares of the Life Stage – Aggressive Portfolio into the Administrator Class shares of the Aggressive Allocation Fund.

The Board unanimously recommends that you vote in favor of the Reorganization Plan.

INFORMATION ON VOTING

This Prospectus/Proxy Statement is being provided in connection with the solicitation of proxies by the Board of Wells Fargo Advantage Funds to solicit your vote to approve the proposed Reorganization Plan at a special meeting of shareholders (“Meeting”) of the Target Funds. The Meeting will be held at 525 Market Street, 12th Floor, San Francisco, California, 94105 on June 30, 2008, at 3:00 p.m. (Pacific Time).

You may vote in one of four ways.

•	Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States).

•	Vote on the Internet according to the enclosed voting instructions.

•	Call the toll-free number printed on your proxy card and follow the instructions provided.

•	You also may vote in person by attending the Meeting.

Please note that to vote via the Internet or telephone, you will need the “control number” that is printed on your proxy card.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the appropriate Target Fund. You also may give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

Only shareholders of record on April 18, 2008, are entitled to receive notice of, and to vote at, the Meeting or at any adjournment thereof. Each whole and fractional share of a Fund held as of the close of business on April 18, 2008, is entitled to a whole or fractional vote. For each such Fund, the presence in person or by proxy of one-third of the outstanding shares of that Fund is required to constitute a quorum. Approval of the Reorganization by any Target Fund requires the vote of a majority of the shares present at the Meeting, provided that a quorum is present.

The election inspectors will count your vote at the Meeting if cast in person or by proxy. The election inspectors will count:

•	votes cast FOR approval of the proposal to determine whether sufficient affirmative votes have been cast;

35

•	ballots that are returned without a direction the same as votes cast FOR the proposal; and

•

abstentions and broker non-votes of shares (in addition to votes cast FOR) to determine whether a quorum is present at the Meeting. Abstentions and broker non-votes are not counted to determine whether a proposal has been approved.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

The Board knows of no matters other than the proposal described in this Prospectus/Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the person named in the enclosed form of proxy. In the event that a quorum is not present for the Meeting, or in the event that a quorum is present but sufficient votes to approve any proposed item are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the shares that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any adjournment(s).

In addition to the solicitation of proxies by mail or expedited delivery service, certain officers and employees of Funds Management or an affiliate, who will not be paid for their services, the Wells Fargo Advantage Funds or a solicitor may solicit proxies by telephone, facsimile, verbal, Internet, or e-mail communication. Funds Management has engaged the proxy solicitation firm of The Altman Group, Inc. who will be paid approximately $161,120, plus out-of-pocket expenses, for its services. Funds Management will bear the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation. Funds Management also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The Target Funds and the Acquiring Funds will not pay any of the costs associated with the preparation of this Prospectus/Proxy Statement or the solicitation of proxies.

OUTSTANDING SHARES

As of April 18, 2008, each Target Fund had the following numbers of shares outstanding:

Name of Portfolio/Class	Total Number of Shares Outstanding
Life Stage – Conservative Portfolio
Investor Class	812,742.153
Life Stage – Moderate Portfolio
Investor Class	2,615,015.163
Life Stage – Aggressive Portfolio
Investor Class	2,274,086.789

INTEREST OF CERTAIN PERSONS IN THE TRANSACTION

The federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Target Fund and Acquiring Fund or class of each Target Fund and Acquiring Fund. To the knowledge of Wells Fargo Advantage Funds, the following persons are the only persons who owned of record or beneficially 5% or more of the outstanding shares of the Investor Class of the Target Funds and the Administrator Class of the Acquiring Funds as of April 18, 2008.

36

Name of Fund/Class	Name and Address	Type of Ownership	Percentage
Aggressive Allocation Fund Administrator Class	Wells Fargo Bank NA, FBO Wells Fargo 401k PO Box 1533 Minneapolis, MN 55480-1533	Record	60.40	%(1)

	Wachovia Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	Record	21.56%

	Wells Fargo Bank NA, FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	Record	15.87%

Growth Balanced Fund Administrator Class	Wells Fargo Bank NA, FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	Record	31.39	%(1)

	Wells Fargo Bank NA, FBO Wells Fargo 401k PO Box 1533 Minneapolis, MN 55480-1533	Record	19.03%

	MAC & Co FBO Pricewaterhouse Attn Mutual Funds Ops PO Box 3198 Pittsburgh, PA 15230-3198	Record	14.20%

	Wachovia Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	Record	11.92%

	Wells Fargo Bank, NA FBO Wells Fargo Growth Balanced Fd I Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	Record	9.69%

Life Stage – Conservative Portfolio Investor Class	Wells Fargo Bank NA, FBO RPS Strong Conservative Balance PO Box 1533 Minneapolis, MN 55480	Record	10.58%

Life Stage – Moderate Portfolio Investor Class	Wells Fargo Bank NA, FBO RPS Strong Moderate Portfolio PO Box 1533 Minneapolis, MN 55480-1533	Record	21.99%

37

Name of Fund/Class	Name and Address	Type of Ownership	Percentage
Life Stage – Aggressive Portfolio Investor Class	None

Moderate Balanced Fund Administrator Class	Wells Fargo Bank NA, FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	Record	46.36	%(1)

	Wells Fargo Bank NA, FBO Wells Fargo 401k PO Box 1533 Minneapolis, MN 55480-1533	Record	34.91	%(1)

	Wells Fargo Bank, NA FBO LWCC Def Comp Plans PO Box 1533 Minneapolis, MN 55480-1533	Record	10.10%

	Wells Fargo Bank West TTEE FBO Various FASCORE LLC Record Kept Pla 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	Record	6.33%

(1)	Wells Fargo Bank, NA FBO, a California corporation and a subsidiary of Wells Fargo & Company.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class or a Fund, or is identified as the holder of record of more than 25% of a class or Fund and has voting and/or investment power, it may be presumed to control such class or Fund.

In addition, Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, holds certain shares of each Fund, in a trust, agency, custodial, fiduciary or other representative capacity with voting authority. Wells Fargo Bank intends to pass the voting authority to the plan sponsor or fiduciary, or to hire an independent fiduciary to vote these shares. Such shares, however, may be voted by the proxies for any other matter, including adjournment. As of April 18, 2008, the Officers and Trustees of Wells Fargo Advantage Funds, as a group, owned less than 1% of the outstanding shares of the Fund.

ANNUAL MEETING AND SHAREHOLDER MEETINGS

Wells Fargo Advantage Funds does not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act. Any shareholder proposal for a shareholder meeting must be presented to Wells Fargo Advantage Funds within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because Wells Fargo Advantage Funds does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided.

38

DISSENTERS’ RIGHTS

If the Reorganization is approved at the Meeting, shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supercedes state law. Shareholders of the Target Funds, however, have the right to redeem their shares at net asset value subject to applicable deferred sales charges and/or redemption fees (if any) until the closing date of the Reorganization. After the Reorganization, shareholders will hold shares of the Acquiring Funds which may also be redeemed at NAV subject to applicable deferred sales charges and/or redemption fees (if any).

39

EXHIBIT A — EXPENSE SUMMARIES OF THE TARGET FUNDS AND ACQUIRING FUNDS

The following tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

A.	Life Stage—Conservative Portfolio /Moderate Balanced Fund

The following comparative fee tables describe the Fund expenses you may pay, both directly and indirectly, if you hold shares of the Funds. The pro forma shareholder fees and operating expenses show the anticipated effects, if any, of the Reorganization. The Total Annual Operating Expenses tables and Examples shown below are based on actual expenses incurred during the twelve-month period ended September 30, 2007.

	Life Stage – Conservative Portfolio		Moderate Balanced Fund		Pro Forma- Combined Moderate Balanced Fund(1)
	Investor Class		Administrator Class		Administrator Class
Shareholder Fees (fees paid directly from your investment:
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.00%		0.25	%(2)	0.25	%(2)
Distribution (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses(3)	1.22%		0.43%		0.43%
Acquired Fund Fees and Expenses	0.64	%(4)	0.42	%(5)	0.42	%(5)
Total Annual Fund Operating Expenses	1.86%		1.10%		1.10%
Fee Waivers	0.61%		0.20%		0.20%
Net Expenses	1.25	%(6)	0.90	%(7)	0.90	%(7)

(1)	Assuming Reorganization of the Investor Class shares of the Life Stage – Conservative Portfolio into the Administrator Class shares of the Moderate Balanced Fund.
(2)	Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund’s assets to be invested in each underlying master portfolio.
(3)	Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Life Stage – Conservative Portfolio have been adjusted as necessary from amounts incurred during the Fund’s twelve month period ended September 30, 2007, to reflect current fees and expenses.
(4)	Reflects the pro-rata portion of the net operating expenses of the Underlying Funds in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses. Several factors may affect the Acquired Fund Fees and Expenses, including the following: 1) changes in the Underlying Funds’ expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.
(5)	Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
(6)	Funds Management has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio, including underlying fund expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.
(7)	Funds Management has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio, including the underlying master portfolios’ fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

A-1

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios/Underlying Funds in which the Funds invest. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Life Stage – Conservative Portfolio	Moderate Balanced Fund	Pro Forma- Combined Moderate Balanced Fund(1)
	Investor Class	Administrator Class	Administrator Class
One Year	$127	$92	$92
Three Years	$526	$330	$330
Five Years	$949	$587	$587
Ten Years	$2,130	$1,322	$1,322

(1)	Assuming Reorganization of the Investor Class shares of the Life Stage – Conservative Portfolio into the Administrator Class shares of the Moderate Balanced Fund.

The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

B.	Life Stage – Moderate Portfolio/Growth Balanced Fund

The following comparative fee tables describe the Fund expenses you may pay, both directly and indirectly, if you hold shares of the Funds. The pro forma shareholder fees and operating expenses show the anticipated effects, if any, of the Reorganization. The Total Annual Operating Expenses tables and Examples shown below are based on actual expenses incurred during the twelve-month period ended September 30, 2007.

	Life Stage – Moderate Portfolio		Growth Balanced Fund		Pro Forma- Combined Growth Balanced Fund(1)
	Investor Class		Administrator Class		Administrator Class
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.00%		0.25	%(2)	0.25	%(2)
Distribution (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses(3)	0.95%		0.41%		0.41%
Acquired Fund Fees and Expenses	0.74	%(4)	0.47	%(5)	0.47	%(5)
Total Annual Fund Operating Expenses	1.69%		1.13%		1.13%
Fee Waivers	0.34%		0.18%		0.18%
Net Expenses	1.35	%(6)	0.95	%(7)	0.95	%(7)

A-2

(1)	Assuming Reorganization of the Investor Class shares of the Life Stage – Moderate Portfolio into the Administrator Class shares of the Growth Balanced Fund.
(2)	Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund’s assets to be invested in each underlying master portfolio.
(3)	Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Life Stage – Moderate Portfolio have been adjusted as necessary from amounts incurred during the Fund’s twelve month period ended September 30, 2007, to reflect current fees and expenses.
(4)	Reflects the pro-rata portion of the net operating expenses of the Underlying Funds in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses. Several factors may affect the Acquired Fund Fees and Expenses, including the following: 1) changes in the Underlying Funds’ expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.
(5)	Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
(6)	Funds Management has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio, including underlying fund expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.
(7)	Funds Management has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio, including the underlying master portfolios’ fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios/Underlying Funds in which the Funds invest. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Life Stage – Moderate Portfolio	Growth Balanced Fund	Pro Forma- Combined Growth Balanced Fund(1)
	Investor Class	Administrator Class	Administrator Class
One Year	$137	$97	$97
Three Years	$499	$341	$341
Five Years	$886	$605	$605
Ten Years	$1,969	$1,359	$1,359

(1)	Assuming Reorganization of the Investor Class shares of the Life Stage – Moderate Portfolio into the Administrator Class shares of the Growth Balanced Fund.

The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

A-3

C.	Life Stage Aggressive Portfolio/Aggressive Allocation Fund

The following comparative fee tables describe the Fund expenses you may pay, both directly and indirectly, if you hold shares of the Funds. The pro forma shareholder fees and operating expenses show the anticipated effects, if any, of the Reorganization. The Total Annual Operating Expenses tables and Examples shown below are based on actual expenses incurred during the twelve-month period ended September 30, 2007.

	Life Stage – Aggressive Portfolio		Aggressive Allocation Fund		Pro Forma- Combined Aggressive Allocation Fund(1)
	Investor Class		Administrator Class		Administrator Class
Shareholder Fees (fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load) (as a percentage of the NAV at purchase)	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.00%		0.25	%(2)	0.25	%(2)
Distribution (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses(3)	0.89%		0.44%		0.44%
Acquired Fund Fees and Expenses	0.84	%(4)	0.51	%(5)	0.51	%(5)
Total Annual Fund Operating Expenses	1.73%		1.20%		1.20%
Fee Waivers	0.28%		0.20%		0.20%
Net Expenses	1.45	%(6)	1.00	%(7)	1.00	%(7)

(1)	Assuming Reorganization of the Investor Class shares of the Life Stage – Aggressive Portfolio into the Administrator Class shares of the Aggressive Allocation Fund.
(2)	Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund’s assets to be invested in each underlying master portfolio.
(3)	Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Life Stage – Aggressive Portfolio have been adjusted as necessary from amounts incurred during the Fund’s twelve month period ended September 30, 2007, to reflect current fees and expenses.
(4)	Adjusted to reflect current acquired fund fees and expenses for the Fund’s twelve month period ended September 30, 2007. Reflects the pro-rata portion of the net operating expenses of the Underlying Funds in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses. Several factors may affect the Acquired Fund Fees and Expenses, including the following: 1) changes in the Underlying Funds’ expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.
(5)	Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
(6)	Funds Management has committed through June 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio, including underlying fund fees and expenses, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.
(7)	Funds Management has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio, including the underlying master portfolios’ fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.

A-4

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios/Underlying Funds in which the Funds invest. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Life Stage – Aggressive Portfolio	Aggressive Allocation Fund	Pro Forma- Combined Aggressive Allocation Fund(1)
	Investor Class	Administrator Class	Administrator Class
One Year	$148	$102	$102
Three Years	$518	$361	$361
Five Years	$912	$640	$640
Ten Years	$2,018	$1,437	$1,437

(1)	Assuming Reorganization of the Investor Class shares of the Life Stage – Aggressive Portfolio into the Administrator Class shares of the Aggressive Allocation Fund.

A-5

EXHIBIT B—COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES, SUB-ADVISERS AND PORTFOLIO MANAGERS OF THE TARGET FUNDS AND ACQUIRING FUNDS

	Life Stage–Conservative (Target Fund)	Moderate Balanced (Acquiring Fund)
Investment Objective	Seeks total return, consisting of current income and capital appreciation.	Seeks total return, consisting of current income and capital appreciation.

Principal Investments

Under normal circumstances, the Fund invests:

•     60% of total assets in bond funds; and

•     40% of total assets in stock funds.

The percentage of the Fund’s assets invested in stock or bond funds may temporarily deviate from the percentages indicated above due to changes in market values. The adviser rebalances the Fund when the Fund’s assets deviate by a specified percentage from these percentages primarily through the use of daily cash flows.

The Fund’s “neutral” target allocation is as follows: • 60% of the Fund’s total assets in fixed income securities; and • 40% of the Fund’s total assets in equity securities.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating 60% of its total assets to affiliated bond funds and 40% of its total assets to affiliated stock funds (the “Underlying Funds”). Stock funds offer greater long-term capital appreciation potential, while bond funds help to moderate portfolio risk and provide income.

By investing in several Underlying Funds, the Fund achieves greater diversification. Stock fund holdings are diversified across market capitalization (large- and mid-size companies) and investment styles (“growth” and “value”), in both domestic and foreign markets. Bond fund holdings are also diversified across a range of short- to intermediate-term income-producing securities, which may include, but are not limited to, U.S. Government obligations and corporate debt securities.

The Fund is a gateway fund that uses a “multi-style” investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. “Style” means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund’s portfolio combines the different equity and fixed income investment styles of several master portfolios. The Fund may invest in additional or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund’s portfolio. The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle.

B-1

	Life Stage–Conservative (Target Fund)	Moderate Balanced (Acquiring Fund)

The Fund attempts to enhance its returns by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in its target allocations. The Fund uses futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. The Fund also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund considers its absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. The Fund may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that it invests in each master portfolio may temporarily deviate from the target allocations due to changes in market value. The Fund may use cash flows or effect transactions to re-establish the target allocations.

Adviser/Sub-Adviser	Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated Wells Fargo Funds Management, LLC

Portfolio Managers	Thomas C. Biwer, CFA Christian L. Chan, CFA Andrew Owen, CFA	Doug Beath Thomas C. Biwer, CFA Galen G. Blomster, CFA Christian L. Chan, CFA Jeffrey P. Mellas Andrew Owen, CFA

B-2

	Life Stage–Moderate (Target Fund)	Growth Balanced (Acquiring Fund)
Investment Objective	Seeks total return, consisting of capital appreciation and current income.	Seeks total return, consisting of capital appreciation and current income.

Principal Investments

Under normal circumstances, the Fund invests:

•     60% of total assets in stock funds; and

•     40% of total assets in bond funds.

The percentage of the Fund’s assets invested in stock or bond funds may temporarily deviate from the percentages indicated above due to changes in market values. The adviser rebalances the Fund when the Fund’s assets deviate by a specified percentage from these percentages primarily through the use of daily cash flows.

The Fund’s “neutral” target allocation is as follows: • 65% of the Fund’s total assets in equity securities; and • 35% of the Fund’s total assets in fixed income securities.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating 60% of its total assets to affiliated stock funds and 40% of its total assets to affiliated bond funds (the “Underlying Funds”). Stock funds offer greater long-term capital appreciation potential, while bond funds help to moderate portfolio risk and provide income.

By investing in several Underlying Funds, the Fund achieves greater diversification. Stock fund holdings are diversified across market capitalization (large- and mid-size companies) and investment styles (“growth” and “value”), in both domestic and foreign markets. Bond fund holdings are also diversified across a range of short- to intermediate-term income-producing securities, which may include, but are not limited to, U.S. Government obligations and corporate debt securities.

The Fund is a gateway fund that uses a “multi-style” investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. “Style” means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund’s portfolio combines the different equity and fixed income investment styles of several master portfolios. The Fund may invest in additional or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund’s portfolio also uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund’s portfolio.

B-3

	Life Stage–Moderate (Target Fund)	Growth Balanced (Acquiring Fund)

The Fund attempts to enhance its returns by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in its target allocations. The Fund uses futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. The Fund also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund considers its absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. The Fund may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that it invests in each master portfolio may temporarily deviate from the target allocations due to changes in market value. The Fund may use cash flows or effect transactions to re-establish the target allocations.

Adviser/Sub-Adviser	Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated Wells Fargo Funds Management, LLC

Portfolio Managers	Thomas C. Biwer, CFA Christian L. Chan, CFA Andrew Owen, CFA	Doug Beath Thomas C. Biwer, CFA Galen G. Blomster, CFA Christian L. Chan, CFA Jeffrey P. Mellas Andrew Owen, CFA

B-4

	Life Stage–Aggressive (Target Fund)	Aggressive Allocation (Acquiring Fund)
Investment Objective	Seeks total return, consisting primarily of capital appreciation with a secondary emphasis on current income.	Seeks total return, consisting primarily of capital appreciation.

Principal Investments

Under normal circumstances, the Fund invests:

•     80% of total assets in stock funds; and

•     20% of total assets in bond funds.

The percentage of the Fund’s assets invested in stock or bond funds may temporarily deviate from the percentages indicated above due to changes in market values. The adviser rebalances the Fund when the Fund’s assets deviate by a specified percentage from these percentages primarily through the use of daily cash flows.

The Fund’s “neutral” target allocation is as follows: • 80% of the Fund’s total assets in equity securities; and • 20% of the Fund’s total assets in fixed income securities.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating 80% of its total assets to affiliated stock funds and 20% of its total assets to affiliated bond funds (the “Underlying Funds”). Stock funds offer greater long-term capital appreciation potential, while bond funds help to moderate portfolio risk and provide income.

By investing in several Underlying Funds, the Fund achieves greater diversification. Stock fund holdings are diversified across market capitalization (large- and mid-size companies) and investment styles (“growth” and “value”), in both domestic and foreign markets. Bond fund holdings are also diversified across a range of short- to intermediate-term income-producing securities, which may include, but are not limited to, U.S. Government obligations and corporate debt securities.

The Fund is a gateway fund that uses a “multi-style” investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. “Style” means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund’s portfolio combines the different equity and fixed income investment styles of several master portfolios. The Fund may invest in additional or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

The equity portion of the Fund’s portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund’s portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

B-5

	Life Stage–Aggressive (Target Fund)	Aggressive Allocation (Acquiring Fund)

The Fund attempts to enhance its returns by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in its target allocations. The Fund uses futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. The Fund also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund considers its absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. The Fund may make changes to the target allocations at any time in response to market and other conditions. The percentage of Fund assets that it invests in each master portfolio may temporarily deviate from the target allocations due to changes in market value. The Fund may use cash flows or effect transactions to re-establish the target allocations.

Adviser/Sub-Adviser	Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated Wells Fargo Funds Management, LLC

Portfolio Managers	Thomas C. Biwer, CFA Christian L. Chan, CFA Andrew Owen, CFA	Doug Beath Thomas C. Biwer, CFA Galen G. Blomster, CFA Christian L. Chan, CFA Jeffrey P. Mellas Andrew Owen, CFA

B-6

Portfolio Asset Allocation

The following tables provide the asset allocations of each Target Fund and Acquiring Fund across different investment styles.

Aggressive Allocation Fund

Target Allocations	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	80%	65-95%
Fixed Income Styles	20%	5-35%

Investment Style/Portfolios	Neutral Target Allocation			Sub-Adviser
Equity Styles	80.00%
Large Cap Blend Style		20.00%
Index Portfolio			20.00%	Wells Capital Management Incorporated
Large Cap Value Style		20.00%
Equity Income Portfolio			6.67%	Wells Capital Management Incorporated
C&B Large Cap Value Portfolio			6.67%	Cooke & Bieler, L.P.
Equity Value Portfolio			6.66%	Systematic Financial Management, L.P.
Large Cap Growth Style		20.00%
Disciplined Growth Portfolio			4.00%	Smith Asset Management Group, L.P.
Large Cap Appreciation Portfolio			2.00%	Cadence Capital Management, LLC
Large Company Growth Portfolio			14.00%	Peregrine Capital Management, Inc.
Small Cap Style		8.00%
Emerging Growth Portfolio			0.93%	Wells Capital Management Incorporated
Small Cap Index Portfolio			2.67%	Wells Capital Management Incorporated
Small Company Growth Portfolio			1.74%	Peregrine Capital Management, Inc.
Small Company Value Portfolio			0.26%	Peregrine Capital Management, Inc.
Strategic Small Cap Value Portfolio			2.40%	Wells Capital Management Incorporated
International Style		12.00%
International Value Portfolio			3.00%	LSV Asset Management
International Core Portfolio			3.00%	New Star Institutional Managers
International Index Portfolio			3.00%	SSgA Funds Management, Inc.
International Growth Portfolio			3.00%	Artisan Partners Limited Partnership
Fixed Income Styles	20.00%

Managed Fixed Income Portfolio			14.00%	Galliard Capital Management, Inc.
Total Return Bond Portfolio			4.00%	Wells Capital Management Incorporated
Inflation-Protected Bond Portfolio			2.00%	Wells Capital Management Incorporated
Total Fund Assets	100.00%

B-7

Growth Balanced

Target Allocations	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	65%	50-80%
Fixed Income Styles	35%	20-50%

Investment Style/Portfolios	Neutral Target Allocation			Sub-Adviser
Equity Styles	65.00%
Large Cap Blend Style		16.25%
Index Portfolio			16.25%	Wells Capital Management Incorporated
Large Cap Value Style		16.25%
Equity Income Portfolio			5.42%	Wells Capital Management Incorporated
C&B Large Cap Value Portfolio			5.42%	Cooke & Bieler, L.P.
Equity Value Portfolio			5.41%	Systematic Financial Management, L.P.
Large Cap Growth Style		16.25%
Disciplined Growth Portfolio			3.25%	Smith Asset Management Group, L.P.
Large Cap Appreciation Portfolio			1.625%	Cadence Capital Management, LLC
Large Company Growth Portfolio			11.375%	Peregrine Capital Management, Inc.
Small Cap Style		6.50%
Emerging Growth Portfolio			0.76%	Wells Capital Management Incorporated
Small Cap Index Portfolio			2.17%	Wells Capital Management Incorporated
Small Company Growth Portfolio			1.40%	Peregrine Capital Management, Inc.
Small Company Value Portfolio			0.22%	Peregrine Capital Management, Inc.
Strategic Small Cap Value Portfolio			1.95%	Wells Capital Management Incorporated
International Style		9.75%
International Value Portfolio			2.44%	LSV Asset Management
International Core Portfolio			2.44%	New Star Institutional Managers
International Index Portfolio			2.44%	SSgA Funds Management, Inc.
International Growth Portfolio			2.43%	Artisan Partners Limited Partnership
Fixed Income Styles	35.00%

Managed Fixed Income Portfolio			24.50%	Galliard Capital Management, Inc.
Total Return Bond Portfolio			7.00%	Wells Capital Management Incorporated
Inflation-Protected Bond Portfolio			3.50%	Wells Capital Management Incorporated
Total Fund Assets	100.00%

B-8

Life Stage – Aggressive Portfolio

Investment Style	Allocation
US Large Cap Equity	50.0%
US Mid Cap Equity	20.0%
International Equity	10.0%
Ultra Short-Term and Short-Term Bond	12.5%
Intermediate-Term Bond	7.5%
TOTAL	100.0%

Life Stage – Conservative Portfolio

Investment Style	Allocation
US Large Cap Equity	25.0%
US Mid Cap Equity	10.0%
International Equity	5.0%
Ultra Short-Term and Short-Term Bond	37.5%
Intermediate-Term Bond	22.5%
TOTAL	100.0%

Life Stage – Moderate Portfolio

Investment Style	Allocation
US Large Cap Equity	37.5%
US Mid Cap Equity	15.0%
International Equity	7.5%
Ultra Short-Term and Short-Term Bond	25.0%
Intermediate-Term Bond	15.0%
TOTAL	100.0%

B-9

Moderate Balanced Fund

Target Allocations	Neutral Target Allocation	Target Allocation Ranges
Fixed Income Styles	60%	50-70%
Equity Styles	40%	30-50%

Investment Style/Portfolios	Neutral Target Allocation			Sub-Adviser
Fixed Income Styles	60.00%
Managed Fixed Income Portfolio			31.50%	Galliard Capital Management, Inc.
Stable Income Portfolio			15.00%	Galliard Capital Management, Inc.
Total Return Bond Portfolio			9.00%	Wells Capital Management Incorporated
Inflation-Protected Bond Portfolio			4.50%	Wells Capital Management Incorporated
Equity Styles	40.00%

Large Cap Blend Style		10.00%
Index Portfolio			10.00%	Wells Capital Management Incorporated
Large Cap Value Style		10.00%
Equity Income Portfolio			3.34%	Wells Capital Management Incorporated
C&B Large Cap Value Portfolio			3.33%	Cooke & Bieler, L.P.
Equity Value Portfolio			3.33%	Systematic Financial Management, L.P.
Large Cap Growth Style		10.00%
Disciplined Growth Portfolio			2.00%	Smith Asset Management Group, L.P.
Large Cap Appreciation Portfolio			1.00%	Cadence Capital Management, LLC
Large Company Growth Portfolio			7.00%	Peregrine Capital Management, Inc.
Small Cap Style		4.00%
Emerging Growth Portfolio			0.46%	Wells Capital Management Incorporated
Small Cap Index Portfolio			1.33%	Wells Capital Management Incorporated
Small Company Growth Portfolio			0.87%	Peregrine Capital Management, Inc.
Small Company Value Portfolio			0.13%	Peregrine Capital Management, Inc.
Strategic Small Cap Value Portfolio			1.21%	Wells Capital Management Incorporated
International Style		6.00%
International Value Portfolio			1.50%	LSV Asset Management
International Core Portfolio			1.50%	New Star Institutional Managers
International Index Portfolio			1.50%	SSgA Funds Management, Inc.
International Growth Portfolio			1.50%	Artisan Partners Limited Partnership
Total Fund Assets	100.00%

B-10

EXHIBIT C — COMPARISON OF RISKS

The following tables identify which principal risks are applicable to each Target Fund and Acquiring Fund (in bold print). A detailed definition of each of these risks can be found under the section, “Common and Specific Risk Considerations” in the Prospectus/Proxy Statement.

	Life Stage – Conservative Portfolio	Moderate Balanced	Life Stage – Moderate Portfolio	Growth Balanced	Life Stage – Aggressive Portfolio	Aggressive Allocation
Counter-Party Risk	•	•	•	•	•	•

Debt Securities Risk	•	•	•	•	•	•

Derivatives Risk	•	•	•	•	•	•

Emerging Markets Risk		•		•		•

Foreign Investment Risk	•	•	•	•	•	•

Growth Style Investment Risk	•	•	•	•	•	•

High Yield Securities Risk	•		•		•

Issuer Risk	•	•	•	•	•	•

Leverage Risk	•	•	•	•	•	•

Liquidity Risk	•	•	•	•	•	•

Management Risk	•	•	•	•	•	•

Market Risk	•	•	•	•	•	•

Mortgage- and Asset-Backed Securities Risk	•	•	•	•	•	•

Multi-Style Management Risk	•		•		•

Regulatory Risk	•	•	•	•	•	•

Smaller Company Securities Risk	•		•	•	•	•

Underlying Funds Risk	•		•		•

U.S. Government Obligations Risk	•	•	•	•	•	•

Value Style Investment Risk	•	•	•	•	•	•

C-1

EX HIBIT D — PORTFOLIO MANAGERS

Doug Beath

Growth Balanced Fund

Moderate Balanced Fund

Aggressive Allocation Fund

Mr. Beath is jointly responsible for managing the Growth Balanced Fund, the Moderate Balanced Fund, and the Aggressive Allocation Fund, all of which he has managed since 2006. Since joining Wells Capital Management in July 2006, Mr. Beath has served as a portfolio manager with the Quantitative Asset Management Team. From 2005 to 2006, Mr. Beath was a senior vice president for SMH Research where he represented several independent investment research firms. Prior to that, from 2000 to 2005, Mr. Beath was senior vice president of research with H.C. Wainwright Economics where he provided consultation services to investment management firms and plan sponsors on macroeconomic issues and asset allocation. Education: B.A., Liberal Arts, University of Michigan; M.B.A., Fordham University.

Thomas C. Biwer, CFA

Growth Balanced Fund

Moderate Balanced Fund

Aggressive Allocation Fund

Life Stage — Conservative Portfolio

Life Stage — Moderate Portfolio

Life Stage — Aggressive Portfolio

Mr. Biwer is jointly responsible for managing the Growth Balanced Fund, the Moderate Balanced Fund and the Aggressive Allocation Fund, all of which he has managed since 2005. He participates in determining the asset allocations of the Funds’ investments in various master portfolios. Mr. Biwer is jointly responsible for managing each Life Stage Portfolio, all of which he has managed since 2005. He participates in determining the asset allocations of the Portfolios’ investments in various Underlying Funds or styles. Mr. Biwer joined Funds Management in 2005 as a portfolio manager and a member of the Asset Allocation Team. Prior to joining Funds Management, Mr. Biwer served as an investment manager and portfolio strategist for the Strong Advisor service since 1999. Education: B.S. and M.B.A., University of Illinois.

Galen G. Blomster, CFA

Growth Balanced Fund

Moderate Balanced Fund

Aggressive Allocation Fund

Mr. Blomster is jointly responsible for managing the Growth Balanced Fund and the Moderate Balanced Fund, both of which he has managed since 1989, and is jointly responsible for managing the Aggressive Allocation Fund, which he has managed since 1997. He joined Wells Capital Management as Vice President and Director of Research from Norwest Investment Management, where he served as a Portfolio Manager until the two firms combined investment advisory services under the Wells Capital Management name in 1999. He briefly retired from Wells Capital Management in April 2007, and rejoined the firm in October 2007 as a Principal and Senior Advisor serving in an advisory capacity on the Quantitative Strategies Team. In this role, Mr. Blomster focuses primarily on research and the maintenance and development of the team’s quantitative models. Education: B.S., Dairy/Food Science and Economics, University of Minnesota; M.S. and Ph.D., Purdue University.

D-1

Christian L. Chan, CFA

Growth Balanced Fund

Moderate Balanced Fund

Aggressive Allocation Fund

Life Stage — Conservative Portfolio

Life Stage — Moderate Portfolio

Life Stage — Aggressive Portfolio

Mr. Chan is jointly responsible for managing the Growth Balanced Fund, the Moderate Balanced Fund and the Aggressive Allocation Fund, all of which he has managed since 2005. He participates in determining the asset allocations of the Funds’ investments in various master portfolios. Mr. Chan is jointly responsible for managing each Life Stage Portfolio, all of which he has managed since 2005. He participates in determining the asset allocations of the Portfolios’ investments in various Underlying Funds or styles. Since joining Funds Management in 2002, Mr. Chan has continued to serve as a member of the Asset Allocation Team and manager of the Investment Team. Prior to joining Funds Management, Mr. Chan served as a director in the Investments Department at mPower Advisors, LLC from 1999 to 2001. Education: B.A., American Studies, University of California at Los Angeles.

Jeffrey P. Mellas

Growth Balanced Fund

Moderate Balanced Fund

Aggressive Allocation Fund

Mr. Mellas is jointly responsible for managing the Growth Balanced Fund, the Moderate Balanced Fund, and the Aggressive Allocation Fund, all of which he has managed since 2003. Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager. In this role, Mr. Mellas oversees quantitative investment management efforts on behalf of institutional separate accounts, mutual investment funds and collective investment funds. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio Strategist. Education: B.A., Economics, University of Minnesota; M.B.A., Finance and International Business, New York University. Additional studies: International Management Program at Hâute Etudes Commerçiales, Paris, France, and Université de Valery, Montpellier, France.

Andrew Owen, CFA

Growth Balanced Fund

Moderate Balanced Fund

Aggressive Allocation Fund

Life Stage — Conservative Portfolio

Life Stage — Moderate Portfolio

Life Stage — Aggressive Portfolio

Mr. Owen is jointly responsible for managing the Growth Balanced Fund, the Moderate Balanced Fund and the Aggressive Allocation Fund, all of which he has managed since 2005. He participates in determining the asset allocations of the Funds’ investments in various master portfolios. Mr. Owen is jointly responsible for managing each Life Stage Portfolio, all of which he has managed since 2005. He participates in determining the asset allocations of the Portfolios’ investments in various Underlying Funds or styles. Since joining Funds Management in 1996, Mr. Owen has continued to serve as a member of the Asset Allocation Team and head of the Product and Investments Teams overseeing product development, acquisitions and investment management for Wells Fargo’s mutual and comingled funds. Education: B.A., University of Pennsylvania; M.B.A., University of Michigan.

D-2

EXHIBIT E – PERFORMANCE/FINANCIAL HIGHLIGHTS OF TARGET AND ACQUIRING FUNDS

Aggressive Allocation Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for the Administrator Class1 as of 12/31 each year

Best and Worst Quarter

Best Quarter:	Q4 1998	20.01%
Worst Quarter:	Q3 2002	-18.70%

Average Annual Total Returns for the period ended December 31, 2007

	1 year	5 years	10 years
Administrator Class[1]
Returns Before Taxes	6.46%	12.13%	7.33%
Returns After Taxes on Distributions[2]	4.07%	10.93%	6.42%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	5.53%	10.11%	6.01%
S&P 500 Index[3]	5.49%	12.82%	5.91%
(reflects no deduction for expenses or taxes)
Lehman Brothers U.S. Aggregate Bond Index[4]	6.97%	4.42%	5.97%
(reflects no deduction for expenses or taxes)
Aggressive Allocation Composite Index[5]	6.00%	12.72%	6.69%
(reflects no deduction for expenses or taxes)

[1]	Administrator Class shares incepted on December 2, 1997.
[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock’s weight in the Index proportionate to its market value. You cannot invest directly in an index.

[4]

The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

[5]

The Aggressive Allocation Composite Index is weighted 20% in the Lehman Brothers US Aggregate Bond Index, 20% in the Russell 1000 ® Value Index, 20% in the S&P 500 Index, 20% in the Russell 1000 ® Growth Index, 12% in the MSCI EAFE Index, and 8% in the Russell 2000 ® Index. You cannot invest directly in an index.

E-1

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual report, a copy of which is available upon request.

Aggressive Allocation Fund

Administrator Class Shares—Commenced on December 2, 1997

For a share outstanding throughout each period

For the period ended:	Sept. 30, 2007	Sept. 30, 2006	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$15.32	$14.57	$13.09	$11.85	$9.91
Income from investment operations:
Net investment income (loss)	0.23	0.22	0.19	0.14	0.10
Net realized and unrealized gain (loss) on investments	2.39	1.08	1.45	1.26	2.00
Total from investment operations	2.62	1.30	1.64	1.40	2.10
Less distributions:
Distributions from net investment income	(0.18)	(0.20)	(0.16)	(0.16)	(0.16)
Distributions from net realized gain	(0.84)	(0.35)	0.00	0.00	0.00
Total distributions	(1.02)	(0.55)	(0.16)	(0.16)	(0.16)
Net asset value, end of period	$16.92	$15.32	$14.57	$13.09	$11.85

Total return[1]	17.79%	9.14%	12.61%	11.82%	21.36%
Ratios/supplemental data:
Net assets, end of period (000s)	$273,273	$223,488	$196,484	$170,383	$131,760
Ratio of net investment income (loss) to average net assets[2]	1.55%	1.55%	1.42%	1.14%	1.20%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.20%	1.20%[3]	1.12%[3]	1.02%[3]	1.13%[3]
Waived fees and reimbursed expenses[2]	(0.20)%	(0.20)%	(0.12)%	(0.02)%	(0.13)%
Ratio of expenses to average net assets after waived fees and expenses[2,3]	1.00%	1.00%	1.00%	1.00%	1.00%
Portfolio turnover rate[4]	58%	61%	64%	42%	43%

[1]

Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

[2]

During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.

[3]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[4]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.

E-2

Growth Balanced Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for the Administrator Class1 as of 12/31 each year

Best and Worst Quarter

Best Quarter:	Q4 1998	16.86%
Worst Quarter:	Q3 2002	-15.61%

Average Annual Total Returns for the period ended December 31, 2007

	1 year	5 years	10 years
Administrator Class[1]
Before Taxes	6.56%	10.88%	7.36%
After Taxes on Distributions[2]	3.52%	9.18%	5.66%
After Taxes on Distributions and Sale of Fund Shares[2]	5.86%	8.76%	5.59%
S&P 500 Index[3]	5.49%	12.82%	5.91%
(reflects no deduction for expenses or taxes)
Lehman Brothers U.S. Aggregate Bond Index[4]	6.97%	4.42%	5.97%
(reflects no deduction for expenses or taxes)
Growth Balanced Composite Index[5]	6.24%	11.17%	6.68%
(reflects no deduction for expenses or taxes)

[1]	Administrator Class shares incepted on November 11, 1994.
[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock’s weight in the Index proportionate to its market value. You cannot invest directly in an index.

[4]

The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

[5]

The Growth Balanced Composite Index is weighted 35% in the Lehman Brothers U.S. Aggregate Bond Index, 16.25% in the Russell 1000 ® Value Index, 16.25% in the S&P 500 Index, 16.25% in the Russell 1000 ® Growth Index, 9.75% in the MSCI EAFE Index, and 6.50% in the Russell 2000 ® Index.

E-3

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual report, a copy of which is available upon request.

Growth Balanced Fund

Administrator Class Shares—Commenced on November 11, 1994

For a share outstanding throughout each period

For the period ended:	Sept. 30, 2007	Sept. 30, 2006	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$30.98	$30.76	$28.41	$26.34	$22.65
Income from investment operations:
Net investment income (loss)	0.70	0.62	0.56	0.45 [1]	0.35
Net realized and unrealized gain (loss) on investments	3.99	1.85	2.50	2.25	3.80
Total from investment operations	4.69	2.47	3.06	2.70	4.15
Less distributions:
Distributions from net investment income	(0.60)	(0.54)	(0.50)	(0.63)	(0.46)
Distributions from net realized gain	(1.78)	(1.71)	(0.21)	0.00	0.00
Total distributions	(2.38)	(2.25)	(0.71)	(0.63)	(0.46)
Net asset value, end of period	$33.29	$30.98	$30.76	$28.41	$26.34

Total return[2]	15.84%	8.40%	10.87%	10.31%	18.53%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,804,249	$1,919,297	$1,848,078	$1,738,782	$1,415,216
Ratio of net investment income (loss) to average net assets[3]	2.12%	2.13%	1.84%	1.59%	1.69%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3]	1.14%	1.12%[4]	1.07%[4]	0.95%[4]	1.05%[4]
Waived fees and reimbursed expenses[3]	(0.19)%	(0.17)%	(0.12)%	(0.01)%	(0.11)%
Ratio of expenses to average net assets after waived fees and expenses[3,4]	0.95%	0.95%	0.95%	0.94%	0.94%
Portfolio turnover rate[5]	75%	80%	80%	51%	53%

[1]	Calculated based upon average shares outstanding.
[2]

Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

[3]

During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.

[4]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[5]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.

E-4

Moderate Balanced Fund

Performance

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for the Administrator Class1 as of 12/31 each year

Best and Worst Quarter

Best Quarter:	Q4 1998	10.19%
Worst Quarter:	Q3 2002	-9.06%

Average Annual Total Returns for the period ended December 31, 2007

	1 year	5 years	10 years
Administrator Class[1]
Before Taxes	6.28%	8.13%	6.59%
After Taxes on Distributions[2]	3.75%	6.33%	4.56%
After Taxes on Distributions and Sale of Fund Shares[2]	5.16%	6.22%	4.66%
S&P 500 Index[3]	5.49%	12.82%	5.91%
(reflects no deduction for expenses or taxes)
Lehman Brothers U.S. Aggregate Bond Index[4]	6.97%	4.42%	5.97%
(reflects no deduction for expenses or taxes)
Moderate Balanced Allocation Composite Index[5]	6.41%	8.36%	6.26%
(reflects no deduction for expenses or taxes)

[1]	Administrator Class shares incepted on November 11, 1994.
[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock’s weight in the Index proportionate to its market value. You cannot invest directly in an index.

[4]

The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

[5]

The Moderate Balanced Allocation Composite Index is weighted 45% in the Lehman Brothers U.S. Aggregate Bond Index, 15% in the Lehman Brothers 9-12 Month U.S. Treasury Bond Index, 10% in the Russell 1000 ® Value Index, 10% in the S&P 500 Index, 10% in the Russell 1000 ® Growth Index, 6% in the MSCI EAFE Index, and 4% in the Russell 2000 ® Index. You cannot invest directly in an index.

E-5

Financial Highlights

The following tables are intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds’ financial statements, is also contained in the Funds’ annual report, a copy of which is available upon request.

Moderate Balanced Fund

Administrator Class Shares—Commenced on November 11, 1994

For a share outstanding throughout each period

For the period ended:	Sept. 30, 2007	Sept. 30, 2006	Sept. 30, 2005	Sept. 30, 2004	Sept. 30, 2003
Net asset value, beginning of period	$22.08	$22.32	$21.76	$21.09	$19.47
Income from investment operations:
Net investment income (loss)	0.67 [1]	0.64	0.52	0.42	0.44
Net realized and unrealized gain (loss) on investments	1.77	0.78	1.10	1.10	2.02
Total from investment operations	2.44	1.42	1.62	1.52	2.46
Less distributions:
Distributions from net investment income	(0.64)	(0.56)	(0.41)	(0.64)	(0.64)
Distributions from net realized gain	(0.98)	(1.10)	(0.65)	(0.21)	(0.20)
Total distributions	(1.62)	(1.66)	(1.06)	(0.85)	(0.84)
Net asset value, end of period	$22.90	$22.08	$22.32	$21.76	$21.09

Total return[2]	11.59%	6.68%	7.57%	7.28%	12.99%
Ratios/supplemental data:
Net assets, end of period (000s)	$533,729	$558,601	$557,564	$544,698	$512,460
Ratio of net investment income (loss) to average net asset[3]	3.00%	2.98%	2.34%	1.97%	2.25%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[3]	1.10%	1.09%[4]	1.04%[4]	0.92%[4]	1.03%[4]
Waived fees and reimbursed expenses[3]	(0.20)%	(0.19)%	(0.14)%	(0.02)%	(0.14)%
Ratio of expenses to average net assets after waived fees and expenses[3,4]	0.90%	0.90%	0.90%	0.90%	0.89%
Portfolio turnover rate[5]	82%	93%	91%	62%	64%

[1]	Calculated based upon average shares outstanding.
[2]

Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

[3]

During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.

[4]	Includes net expenses allocated from the Portfolio(s) in which the Fund invests.
[5]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolio by the corresponding Portfolio’s portfolio turnover rate.

E-6

Life Stage—Conservative Portfolio

Performance

The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio’s returns over time. The Portfolio’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for the Investor Class1 as of 12/31 each year

Best and Worst Quarter

Best Quarter:	Q4 1999	12.83%
Worst Quarter:	Q3 2001	-7.24%

The Portfolio’s year-to-date performance through December 31, 2007, was 5.85%.

Average Annual Total Returns as of December 31, 2007

	1 year	5 years	Life of Portfolio[1]
Investor Class[1]
Returns Before Taxes	5.85%	7.44%	4.64%
Returns After Taxes on Distributions[2]	4.45%	6.31%	3.20%
Returns After Taxes on Distributions and Sale of Portfolio Shares[2]	3.81%	5.75%	3.12%
S&P 500 Index[3,4]	5.50%	12.82%	3.65%
(reflects no deduction for expenses or taxes)
MSCI EAFE Index[5]	11.17%	21.59%	7.47%
(reflects no deduction for expenses or taxes)
Lehman Brothers U.S. Aggregate Bond Index[6]	6.97%	4.42%	5.68%
(reflects no deduction for expenses or taxes)

[1]	Investor Class shares incepted on December 31, 1998. Returns for the Investor Class shares and Indices shown in the Life of Portfolio column are as of the Portfolio inception date.
[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock’s weight in the Index proportionate to its market value. You cannot invest directly in an index.

[4]

Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Portfolio.

[5]

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

[6]

The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

E-7

Life Stage – Moderate Portfolio

Performance

The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio’s returns over time. The Portfolio’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for the Investor Class1 as of 12/31 each year

Best and Worst Quarter

Best Quarter:	Q4 1999	18.81%
Worst Quarter:	Q3 2001	-10.87%

The Portfolio’s year-to-date performance through December 31, 2007, was 6.49%.

Average Annual Total Returns as of December 31, 2007

	1 year	5 years	Life of Portfolio[1]
Investor Class[1]
Returns Before Taxes	6.49%	9.63%	4.88%
Returns After Taxes on Distributions[2]	5.36%	8.71%	3.73%
Returns After Taxes on Distributions and Sale of Portfolio Shares[2]	4.22%	7.82%	3.52%
S&P 500 Index[3]	5.50%	12.82%	3.65%
(reflects no deduction for expenses or taxes)
MSCI EAFE Index[4]	11.17%	21.59%	7.47%
(reflects no deduction for expenses or taxes)
Lehman Brothers U.S. Aggregate Bond Index[5]	6.97%	4.42%	5.68%
(reflects no deduction for expenses or taxes)

[1]	Investor Class shares incepted on December 31, 1998. Returns for the Investor Class shares and Indices shown in the Life of Portfolio column are as of the Portfolio inception date.
[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock’s weight in the Index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

[5]

The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

E-8

Life Stage – Aggressive Portfolio

Performance

The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio’s returns over time. The Portfolio’s average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for the Investor Class1 as of 12/31 each year

Best and Worst Quarter

Best Quarter:	Q4 1999	25.02%
Worst Quarter:	Q3 2001	-14.85%

The Portfolio’s year-to-date performance through December 31, 2007, was 6.81%.

Average Annual Total Returns as of December 31, 2007

	1 year	5 years	Life of Portfolio[1]
Investor Class[1]
Returns Before Taxes	6.81%	11.72%	5.11%
Returns After Taxes on Distributions[2]	5.89%	11.02%	4.19%
Returns After Taxes on Distributions and Sale of Portfolio Shares[2]	4.42%	9.81%	3.90%
S&P 500 Index[3]	5.50%	12.82%	3.65%
(reflects no deduction for expenses or taxes)
MSCI EAFE Index[4]	11.17%	21.59%	7.47%
(reflects no deduction for expenses or taxes)
Lehman Brothers U.S. Aggregate Bond Index[5]	6.97%	4.42%	5.68%
(reflects no deduction for expenses or taxes)

[1]	Investor Class shares incepted on December 31, 1998. Returns for the Investor Class shares and Indices shown in the Life of Portfolio column are as of the Portfolio inception date.
[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock’s weight in the Index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

[5]

The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

E-9

EXHIBIT F – MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Wells Fargo Advantage Aggressive Allocation Fund

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Aggressive Allocation Fund (the Fund) seeks total return, consisting primarily of capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

MASTER PORTFOLIO SUBADVISERS

Artisan Partners Limited Partnership

Cadence Capital Management

Cooke & Bieler, L.P.

Galliard Capital Management, Inc.

LSV Asset Management

New Star Institutional Managers Limited

Peregrine Capital Management, Inc.

Smith Asset Management Group, L.P.

SSgA Funds Management

Systematic Financial Management, L.P.

Wells Capital Management Incorporated

PORTFOLIO MANAGERS Doug Beath Thomas C. Biwer, CFA Galen G. Blomster, CFA Christian L. Chan, CFA Jeffrey P. Mellas Andrew Owen, CFA FUND INCEPTION December 2, 1997

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2007

Aggressive Allocation Fund	1-Year
Administrator Class	17.79%
Benchmark
Aggressive Allocation Composite Index[1]	14.95%
S&P 500 Index[2]	16.44%
Lehman Brothers U.S. Aggregate Index[3]	5.14%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds’ Web site – www.wellsfargo.com/advantagefunds.

F-1

Wells Fargo Advantage Aggressive Allocation Fund (continued)

Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Administrator shares are 1.00% and 1.20%. The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio. Without these reductions, the Fund’s returns would have been lower.

GROWTH OF $10,000 INVESTMENT4

(AS OF SEPTEMBER 30, 2007)

[1]

The Aggressive Allocation Composite Index is weighted 20% in the S&P 500 Index, 20% in the Lehman Brothers U.S. Aggregate Index, 20% in the Russell 1000® Value Index, 20% in the Russell 1000® Growth, 12% in the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, and 8% in the Russell 2000® Index. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an Index.

F-2

Wells Fargo Advantage Aggressive Allocation Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

•	The Fund’s solid performance outpaced its composite benchmark and the S&P 500 Index as well as the Lehman Brothers U.S. Aggregate Index.

•	Stocks outperformed bonds during the period, and the Fund’s emphasis on stocks significantly added to Fund performance.

•	The bond market had respectable gains, despite trouble from subprime mortgages.

Even with the slowdown in housing, the U.S. economy was resilient and corporate profits grew at a healthy pace.

The Fund emphasized stocks throughout most of the 12-month period, and this benefited the performance of the portfolio as stocks significantly outperformed bonds. Performance was strong across all equity styles and classes, with each major stock category producing double digit returns. International stocks continued to lead all equity classes, but after several years of underperforming, large cap stocks and growth stocks outperformed their small cap and value stock counterparts. Continuing problems in the U.S. subprime housing market caused extreme market volatility during the last quarter of the period. Stocks subsequently rallied in the final month after the Fed cut short-term rates by a higher-than-expected 50 basis points.

The bond market showed respectable gains during the 12-month period, despite its underperformance compared to stocks. Problems with subprime mortgages spread to the broader fixed-income markets during the final quarter ending in September. Although subsequent Fed easing reassured the overall bond market, inflation fears were evident in other markets, including higher commodity prices in the commodities markets, and continued dollar weakness in the foreign exchange markets, respectively.

TEN LARGEST HOLDINGS5,6

(AS OF SEPTEMBER 30, 2007)

Exxon Mobil Corporation	1.61%
Microsoft Corporation	1.55%
Goldman Sachs Group Incorporated	1.51%
Cisco Systems Incorporated	1.34%
American International Group Incorporated	1.15%
eBay Incorporated	1.12%
General Electric Company	1.10%
Bank of America Corporation	0.97%
Medtronic Incorporated	0.96%
Google Incorporated Class A	0.88%

[2]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock’s weight in the Index proportionate to its market value. You cannot invest directly in an Index.

[3]

The Lehman Brothers U.S. Aggregate Index includes bonds from the Treasury, government-related, corporate, agency, mortgage-backed securities, and asset-backed securities sectors. You cannot invest directly in an Index.

[4]

The chart compares the performance of the Wells Fargo Advantage Aggressive Allocation Fund Administrator Class shares for the life of the Fund with the Aggressive Allocation Composite Index, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The chart assumes a hypothetical $10,000 investment in Administrator Class shares and reflects all operating expenses.

F-3

Wells Fargo Advantage Aggressive Allocation Fund (continued)

With the most recent shift toward stocks, the portfolio maintained a long position in the S&P 500 Index futures and was short in the long-term U.S. Treasury bond futures.

The Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, maintained a 15% shift toward stocks until the quarter that ended in June, when it shifted to neutral. During the final quarter that ended in September, the TAA Model again employed a 15% shift toward stocks. To implement an overweight in stocks, the Fund has employed a hedged futures overlay transaction, thus keeping the portfolio’s underlying assets near their long-term strategic asset allocation of 80% stocks and 20% bonds. With the futures overlay, the Fund had an effective target allocation of 95% stocks and 5% bonds at the end the period.

The TAA Model indicates that stocks remain attractive relative to bonds.

With stocks significantly outperforming long Treasury bonds, the 15% TAA Model shift toward stocks during most of the 12-month period improved the performance of the Fund. While stocks have outperformed the broad bond market, the TAA Model indicates that stocks remain attractive relative to bonds. As a result, the Fund will keep its overweighted position in stocks until the relative valuation between stocks and bonds returns to a more normal level.

[5]

The Ten Largest Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by the total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Master Trust.

[6]	Portfolio holdings and portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio holdings and portfolio allocations.

F-4

Wells Fargo Advantage Aggressive Allocation Fund (continued)

AVERAGE ANNUAL TOTAL RETURN7 (%) (AS OF SEPTEMBER 30, 2007)

	6-Month*	1-Year	5-Year	Life of Fund	Expense Ratio
					Gross[8]	Net[9]
Administrator Class (NWBEX)	9.02	17.79	14.46	7.88	1.20	1.00
Benchmarks
Aggressive Allocation Composite Index[1]	6.46	14.95	14.64	7.19
S&P 500 Index[2]	8.44	16.44	15.44	6.57
Lehman Brothers U.S. Aggregate Index[3]	2.31	5.14	4.13	5.86

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds’ Web site – www.wellsfargo.com/advantagefunds.

Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk and small company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

[7]

The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests. Prior to April 11, 2005, the Wells Fargo Advantage Aggressive Allocation Fund – Administrator Class was named the Wells Fargo Strategic Growth Allocation Fund – Institutional Class.

[8]	Reflects the gross expense ratio as stated in the February 1, 2007 prospectus and is based on the Fund’s previous fiscal year expenses as reported in the Financial Highlights.
[9]

The investment adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund’s returns would have been lower.

F-5

Wells Fargo Advantage Growth Balanced Fund

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Growth Balanced Fund (the Fund) seeks total return, consisting of capital appreciation and current income.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

MASTER PORTFOLIO SUBADVISERS

Artisan Partners Limited Partnership

Cadence Capital Management

Cooke & Bieler, L.P.

Galliard Capital Management, Inc.

LSV Asset Management

New Star Institutional Managers Limited

Peregrine Capital Management, Inc.

Smith Asset Management Group, L.P.

SSgA Funds Management

Systematic Financial Management, L.P.

Wells Capital Management Incorporated

PORTFOLIO MANAGERS Doug Beath Thomas C. Biwer, CFA Galen G. Blomster, CFA Christian L. Chan, CFA Jeffrey P. Mellas Andrew Owen, CFA FUND INCEPTION April 30, 1989

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2007

(EXCLUDING SALES CHARGES)

Growth Balanced Fund	1-Year
Class A	15.55%
Benchmark
Growth Balanced Allocation Composite Index[1]	13.09%
S&P 500 Index[2]	16.44%
Lehman Brothers U.S. Aggregate Index[3]	5.14%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds’ Web site – www.wellsfargo.com/advantagefunds.

F-6

Wells Fargo Advantage Growth Balanced Fund (continued)

For Class A shares, the maximum front-end sales charge is 5.75%. Performance including sales charge assumes the sales charge for the corresponding time period. Net and gross expense ratios for Class A shares are 1.20% and 1.30%. The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio. Without these reductions, the Fund’s returns would have been lower.

GROWTH OF $10,000 INVESTMENTS4

(AS OF SEPTEMBER 30, 2007)

[1]

The Growth Balanced Allocation Composite Index is weighted 35% in the Lehman Brothers Aggregate Index, 16.25% in the Russell 1000® Value Index, 16.25% in the S&P 500 Index, 16.25% in the Russell 1000® Growth, 9.75% in the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, and 6.50% in the Russell 2000® Index. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an Index.

F-7

Wells Fargo Advantage Growth Balanced Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

•	The Fund outpaced its composite benchmark by more than two percentage points.

•	Stocks outperformed bonds during the period, and the Fund’s emphasis on stocks significantly added to Fund performance.

•	The bond market had respectable gains, despite trouble from subprime mortgages.

Even with the slowdown in housing, the U.S. economy was resilient and corporate profits grew at a healthy pace.

The Fund emphasized stocks throughout most of the 12-month period, and this benefited the performance of the portfolios as stocks significantly outperformed bonds. Performance was strong across all equity styles and classes, with each major stock category producing double-digit returns. International stocks continued to lead all equity classes, but after several years of underperforming, large cap stocks and growth stocks outperformed their small cap and value counterparts. Continuing problems in the U.S. subprime housing market caused extreme market volatility during the last quarter of the period. Stocks subsequently rallied in the final month after the Fed cut short-term rates by a higher-than-expected 50 basis points.

The bond market showed respectable gains during the 12-month period, despite its underperformance compared to stocks. Problems with subprime mortgages spread to the broader fixed-income markets during the final quarter that ended in September. Although subsequent Fed easing reassured the overall bond market, inflation fears were evident in other markets, including higher commodity prices and dollar weakness.

TEN LARGEST HOLDINGS5,6

AS OF SEPTEMBER 30, 2007)

Exxon Mobil Corporation	1.32%
Microsoft Corporation	1.27%
Goldman Sachs Group Incorporated	1.23%
Cisco Systems Incorporated	1.10%
American International Group Incorporated	0.94%
eBay Incorporated	0.92%
General Electric Company	0.90%
Bank of America Corporation	0.80%
Medtronic Incorporated	0.78%
Google Incorporated Class A	0.72%

[2]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock’s weight in the Index proportionate to its market value. You cannot invest directly in an Index.

[3]

The Lehman Brothers U.S.Aggregate Index includes bonds from the Treasury, government-related, corporate, agency, mortgage-backed securities, and asset-backed securities sectors. You cannot invest directly in an Index.

[4]

The chart compares the performance of the Wells Fargo Advantage Growth Balanced Fund Class A and Administrator Class shares for the most recent ten years with the Growth Balanced Composite Index, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

F-8

Wells Fargo Advantage Growth Balanced Fund (continued)

With the shift toward stocks, the portfolio maintained a long position in the S&P 500 Index futures and was short in the long-term U.S. Treasury bond futures.

The Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, maintained a 15% shift toward stocks until the quarter that ended in June, when it shifted to neutral. During the final quarter that ended in September, the TAA Model again employed a 15% shift toward stocks. To implement an overweight in stocks, the Fund has employed a hedged futures overlay transaction, thus keeping the portfolio’s underlying assets near their long-term strategic allocation of 65% stocks and 35% bonds. With the futures overlay, the Fund had an effective target allocation of 80% stocks and 20% bonds at the end of the period.

The TAA Model indicates that stocks remain attractive relative to bonds.

With stocks significantly outperforming long Treasury bonds, the 15% TAA Model shift toward stocks during most of the 12-month period improved the performance of the Fund. While stocks have outperformed the broad bond market, the TAA Model indicates that stocks remain attractive relative to bonds. As a result, the Fund will keep its overweighted position in stocks until the relative valuation between stocks and bonds returns to a more normal level.

[5]

The ten largest holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by the total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Master Trust.

[6]	Portfolio holdings and portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio holdings and portfolio allocations.

F-9

Wells Fargo Advantage Growth Balanced Fund (continued)

AVERAGE ANNUAL TOTAL RETURN7 (%) (AS OF SEPTEMBER 30, 2007)

	Including Sales Charge				Excluding Sales Charge				Expense Ratio
Growth Balanced Fund	6-Month*	1-Year	5-Year	10-Year	6-Month*	1-Year	5-Year	10-Year	Gross[8]	Net[9]
Class A (WFGBX)	1.78	8.91	11.12	6.93	7.99	15.55	12.44	7.57	1.30	1.20
Class B (NVGRX)	2.581	9.69	11.34	6.77	7.58	14.69	11.60	6.77	2.05	1.95
Class C (WFGWX)	6.59	13.72	11.60	6.79	7.59	14.72	11.60	6.79	2.05	1.95
Administrator Class (NVGBX)					8.09	15.84	12.72	7.79	1.12	0.95
Benchmarks
Growth Balanced Composite Index[1]					5.70	13.09	12.66	6.95
S&P 500 Index[2]					8.44	16.44	15.44	6.57
Lehman Brothers U.S. Aggregate Index[3]					2.31	5.14	4.13	5.97

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds’ Web site – www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk and small company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

[7]

The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.

[8]	Reflects the gross expense ratio as stated in the February 1, 2007, prospectus and is based on the Fund’s previous fiscal year expenses as reported in the Financial Highlights.
[9]

The investment adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund’s returns would have been lower.

F-10

Wells Fargo Advantage Moderate Balanced Fund

INVESTMENT OBJECTIVE

The Wells Fargo Advantage Moderate Balanced Fund (the Fund) seeks total return, consisting of current income and capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

MASTER PORTFOLIO SUBADVISERS

Artisan Partners Limited Partnership

Cadence Capital Management

Cooke & Bieler, L.P.

Galliard Capital Management, Inc.

LSV Asset Management

New Star Institutional Managers Limited

Peregrine Capital Management, Inc.

Smith Asset Management Group, L.P.

SSgA Funds Management

Systematic Financial Management, L.P.

Wells Capital Management Incorporated

PORTFOLIO MANAGERS Doug Beath Thomas C. Biwer, CFA Galen G. Blomster, CFA Christian L. Chan, CFA Jeffrey P. Mellas Andrew Owen, CFA FUND INCEPTION April 30, 1989

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2007

(EXCLUDING SALES CHARGES)

Moderate Balanced Fund	1-Year
Class A	11.33%
Benchmark
Growth Balanced Allocation Composite Index[1]	10.07%
S&P 500 Index[2]	16.44%
Lehman Brothers U.S. Aggregate Index[3]	5.14%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds’ Web site – www.wellsfargo.com/advantagefunds.

F-11

Wells Fargo Advantage Moderate Balanced Fund (continued)

For Class A shares, the maximum front-end sales charge is 5.75%. Performance including sales charge assumes the sales charge for the corresponding time period. Net and gross expense ratios for Class A shares are 1.15% and 1.27%. The investment adviser has contractually committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain this net operating expense ratio. Without these reductions, the Fund’s returns would have been lower.

GROWTH OF $10,000 INVESTMENTS4

(AS OF SEPTEMBER 30, 2007)

[1]

The Moderate Balanced Allocation Composite Index is weighted 45% in the Lehman Brothers U.S. Aggregate Bond Index, 15% in the Lehman Brothers 9-12 Month U.S. Treasury Bond Index, 10% in the Russell 1000® Value Index, 10% in the S&P 500 Index, 10% in the Russell 1000® Growth, 6% in the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, and 4% in the Russell 2000® Index. The Lehman Brothers 9-12 Month U.S. Treasury Bond Index is an unmanaged index that includes aged U.S. Treasury bills, notes and bonds with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to book ratios and higher forecasted growth values. The MSCI EAFE Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an Index.

F-12

Wells Fargo Advantage Moderate Balanced Fund (continued)

MANAGER’S DISCUSSION

•	The Fund’s solid performance outpaced its composite benchmark.

•	Stocks outperformed bonds during the period, and the Fund’s emphasis on stocks significantly added to Fund performance.

•	The bond market had respectable gains, despite trouble from subprime mortgages.

Even with the slowdown in housing, the U.S. economy was resilient and corporate profits grew at a healthy pace.

The Fund emphasized stocks throughout most of the 12-month period, and this benefited the performance of the portfolio as stocks significantly outperformed bonds. Performance was strong across all equity styles and classes, with each major stock category producing double-digit returns. International stocks continued to lead all equity classes, but after several years of underperforming, large cap stocks and growth stocks outperformed their small cap and value counterparts. Continuing problems in the U.S. subprime housing market caused extreme market volatility during the last quarter of the period. Stocks subsequently rallied in the final month after the Fed cut short-term rates by a higher-than-expected 50 basis points.

The bond market showed respectable gains during the 12-month period, despite its underperformance compared to stocks. Problems with subprime mortgages spread to the broader fixed-income markets during the final quarter that ended in September. Although subsequent Fed easing reassured the overall bond market, inflation fears were evident in other markets, including higher commodity prices and continued dollar weakness.

TEN LARGEST HOLDINGS5,6

AS OF SEPTEMBER 30, 2007)

FHLMC, 6.50%, 02/25/2042	0.91%
Exxon Mobil Corporation	0.82%
Microsoft Corporation	0.79%
Goldman Sachs Group Incorporated	0.77%
Cisco Systems Incorporated	0.68%
GNMA, 7.06%, 08/16/2042	0.62%
FNMA, 5.50%, 04/25/2035	0.61%
US Treasury Bond, 6.25%, 08/15/2023	0.59%
American International Group Incorporated	0.59%
eBay Incorporated	0.57%

F-13

Wells Fargo Advantage Moderate Balanced Fund (continued)

With the most recent shift toward stocks, the portfolio maintained a long position in the S&P 500 Index futures and was short in the long-term U.S. Treasury bond futures.

The Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, maintained a 10% shift toward stocks until the quarter that ended in June, when it shifted toward neutral. During the final quarter that ended in September, the TAA Model again employed a 10% shift toward stocks. To implement an overweight in stocks, the Fund has employed a hedged futures overlay transaction, thus keeping the portfolio’s underlying assets near their long-term strategic allocation of 40% stocks and 60% bonds. With the futures overlay, the Fund had an effective target allocation of 50% stocks and 50% bonds at the end of the period.

The TAA Model indicates that stocks remain attractive relative to bonds.

With stocks significantly outperforming long Treasury bonds, the 10% TAA Model shift toward stocks during most of the 12-month period improved the performance of the Fund. While stocks have outperformed the broad bond market, the TAA Model indicates that stocks remain attractive relative to bonds. As a result, the Fund will keep its overweighted position in stocks until the relative valuation between stocks and bonds returns to a more normal level.

[2]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock’s weight in the Index proportionate to its market value. You cannot invest directly in an Index.

[3]

The Lehman Brothers U.S. Aggregate Index includes bonds from the Treasury, government-related, corporate, agency, mortgage-backed securities, and asset-backed securities sectors. You cannot invest directly in an Index.

[4]

The chart compares the performance of the Wells Fargo Advantage Moderate Balanced Fund Class A and Administrator Class shares for the most recent ten years with the Moderate Balanced Composite Index, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

F-14

Wells Fargo Advantage Moderate Balanced Fund (continued)

[5]

The ten largest holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by the total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Master Trust.

[6]	Portfolio holdings and allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio holdings and allocations.

AVERAGE ANNUAL TOTAL RETURN7 (%) (AS OF SEPTEMBER 30, 2007)

	Including Sales Charge				Excluding Sales Charge				Expense Ratio
	6-Month*	1-Year	5-Year	10-Year	6-Month*	1-Year	5-Year	10-Year	Gross[8]	Net[9]
Class A (WFMAX)	(0.37)	4.93	7.64	6.00	5.71	11.33	8.92	6.63	1.27	1.15
Class B (WMOBX)	0.33	5.49	7.82	5.85	5.33	10.49	8.11	5.85	2.02	1.90
Class C (WFBCX)	4.33	9.49	8.11	5.84	5.33	10.49	8.11	5.84	2.02	1.90
Administrator Class (NVMBX)					5.87	11.59	9.19	6.90	1.09	0.90
Benchmarks
Moderate Balanced Composite Index[1]					4.53	10.07	9.16	6.43
S&P 500 Index[2]					8.44	16.44	15.44	6.57
Lehman Brothers U.S. Aggregate Index[3]					2.31	5.14	4.13	5.97

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds’ Web site – www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

[7]

The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable. Prior to April 11, 2005, the Administrator Class was named the Institutional Class.

F-15

Wells Fargo Advantage Moderate Balanced Fund (continued)

[8]	Reflects the gross expense ratio as stated in the February 1, 2007, prospectus and is based on the Fund’s previous fiscal year expenses as reported in the Financial Highlights.
[9]

The investment adviser has committed through January 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund’s returns would have been lower.

F-16

EXHIBIT G – FORM OF AGREEMENT AND PLAN OF REORGANIZATION

(Life Stage Portfolios)

WELLS FARGO FUNDS TRUST

Dated as of [Date]

This AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made as of this [Date], by Wells Fargo Funds Trust (“Funds Trust”), a Delaware statutory trust, for itself and on behalf of each Acquiring Fund and each Target Fund, as indicated in the chart below.

Target Fund	Acquiring Fund
Life Stage – Conservative Portfolio Investor Class	Moderate Balanced Fund Administrator Class
Life Stage – Moderate Portfolio Investor Class	Growth Balanced Fund Administrator Class
Life Stage – Aggressive Portfolio Investor Class	Aggressive Allocation Fund Administrator Class

WHEREAS, Funds Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the parties desire that each Acquiring Fund acquire the assets and assume the liabilities of the corresponding Target Fund in exchange for shares of equal value of the Acquiring Fund and the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund in connection with the liquidation and termination of the Target Fund (the “Reorganization”); and

WHEREAS, the parties intend that the transactions contemplated hereunder with respect to each Acquiring Fund and its corresponding Target Fund will be treated as a taxable purchase and sale of the assets of such Target Fund and not as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) “(Taxable Acquisition”)

NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

1.	Definitions.

The following terms shall have the following meanings:

1933 Act	The Securities Act of 1933, as amended.

1934 Act	The Securities Exchange Act of 1934, as amended.

Acquiring Class	The class of the Acquiring Fund’s shares that Funds Trust will issue to the shareholders of the Target Fund Class, as set forth above.

Acquiring Fund Financial Statements	The audited financial statements of the Acquiring Fund for its most recently completed fiscal year and the unaudited financial statements of the Acquiring Fund for its most recently completed semi-annual period.

Assets	All property and assets of any kind and all interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the appropriate Effective Time and wherever located. Assets include all cash, cash equivalents, securities, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund’s books.

G-1

Board	The Board of Trustees of Funds Trust.

Closing Date	July 18, 2008, or such other date as the parties may agree to in writing with respect to the Reorganization.

Corresponding Target Class	The Target share class set forth opposite an Acquiring Class in the chart on the first page of this Plan.

Effective Time	9:00 a.m. Eastern Time on the first business day following the Closing Date of the Reorganization, or such other time and date as the parties may agree to in writing.

Fund	The Acquiring Fund or the Target Fund.

Know, Known or Knowledge	Known after reasonable inquiry.

Liabilities	All liabilities of, allocated or attributable to, a Fund, whether Known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

Material Agreements	The agreements set forth in Schedule A, as it may be amended from time to time.

Reorganization Documents	Such bills of sale, assignments, and other instruments of transfer as Funds Trust deems desirable for the Target Fund to transfer to the Acquiring Fund all rights and title to and interest in the Target Fund’s Assets and Liabilities and for the Acquiring Fund to assume the Target Fund’s Assets and Liabilities.

Schedule A	Schedule A to this Plan, as may be amended from time to time.

Target Financial Statements	The audited financial statements of the Target Fund for its most recently completed fiscal year and the unaudited financial statements of the Target Fund for its most recently completed semi-annual period.

Valuation Time	The time on the Reorganization’s Closing Date, the business day immediately preceding the Closing Date if the Closing Date is not a business day or such other time as the parties may agree to in writing, that Funds Trust determines the net asset value of the shares of the Acquiring Fund and determines the value of the Assets of or attributable to the Target Fund, net of known Liabilities. Unless otherwise agreed to in writing, the Valuation Time of a Reorganization shall be the time of day then set forth in the Acquiring Fund’s and Target Fund’s Registration Statement on Form N-1A as the time of day at which net asset value is calculated.

2.	Regulatory Filings. Funds Trust shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities.

3.	Transfer of Target Fund Assets. Funds Trust shall take the following steps with respect to the Reorganization:

(a)	Within a reasonable time prior to the Closing Date, the Target Fund shall liquidate all its holdings.

(b)	On the Closing Date, the Target Fund shall transfer its Assets to the Acquiring Fund.

(c)

At the Effective Time, Funds Trust shall assign, transfer, deliver and convey all of the Target Fund’s Assets to the Acquiring Fund on the bases described in Subsection 3(d) of this Plan. Funds Trust shall accept the Target Fund’s Assets and assume the Target Fund’s Liabilities such that at and after the Effective Time (i) all of the Target Fund’s Assets at or after the Effective Time shall

G-2

become and be the Assets of the Acquiring Fund and (ii) all of the Target Fund’s Liabilities at the Effective Time shall attach to the Acquiring Fund, and be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

(d)	Funds Trust shall assign, transfer, deliver and convey the Target Fund’s Assets to the Acquiring Fund at the Reorganization’s Effective Time on the following bases:

(1)	In exchange for the transfer of the Assets, Funds Trust shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. Funds Trust shall determine the number of shares of each Acquiring Class to issue by dividing the value of the Assets net of Known Liabilities attributable to the Corresponding Target Class by the net asset value of one Acquiring Class share. Based on this calculation, Funds Trust shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Known Liabilities of the Corresponding Target Class.

(2)	The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the value of the Assets to be conveyed net of Known Liabilities, as of the Valuation Time substantially in accordance with Funds Trust current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

(3)	Funds Trust shall cause its custodian to transfer the Target Fund’s Assets with good and marketable title to the account of the Acquiring Fund. Funds Trust shall cause its custodian to transfer all cash in the form of immediately available funds. Funds Trust shall cause its custodian to transfer any Assets that were not transferred to the Acquiring Fund’s account at the Effective Time to the Acquiring Fund’s account at the earliest practicable date thereafter.

4.	Liquidation and Termination of Target Fund and Registration of Shares. Funds Trust also shall take the following steps for the Reorganization:

(a)	At or as soon as reasonably practicable after the Effective Time, Funds Trust shall dissolve and liquidate the Target Fund, and terminate the Target Fund as an authorized series of Funds Trust, in accordance with applicable law and its Declaration of Trust by transferring to shareholders of record of each Corresponding Target Class full and fractional shares of beneficial interest of the Acquiring Class equal in value to the shares of the Corresponding Target Class held by the shareholder. Each shareholder also shall have the right to receive any unpaid dividends or other distributions that Funds Trust declared with respect to the shareholder’s Corresponding Target Class shares before the Effective Time. Funds Trust shall record on its books the ownership by the shareholders of the Acquiring Fund shares; Funds Trust shall simultaneously redeem and cancel on its books all of the issued and outstanding shares of each Corresponding Target Class. Funds Trust does not issue certificates representing Fund shares, and shall not be responsible for issuing certificates to shareholders of the Target Funds. Funds Trust shall wind up the affairs of the Target Fund.

(b)	If a former Target Fund shareholder requests a change in the registration of the shareholder’s Acquiring Fund shares to a person other than the shareholder, Funds Trust shall require the shareholder to (i) furnish Funds Trust an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; and (ii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of Funds Trust that such tax has been paid or does not apply.

5.	Representations, Warranties and Agreements of Funds Trust. Funds Trust, on behalf of itself, and, as appropriate, the Target Fund and the Acquiring Fund, represents and warrants to, and agrees with, the Acquiring Fund and the Target Fund, respectively as follows:

(a)	Funds Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board duly established and designated each Fund as a series of

G-3

Funds Trust and each Acquiring Class as a class of the Acquiring Fund. Funds Trust is an open-end management investment company registered with the SEC under the 1940 Act.

(b)	Funds Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as described in its Registration Statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

(c)	The Board has duly authorized execution and delivery of the Plan and the transactions contemplated herein, subject to Target Fund shareholder approvals. Duly authorized officers of Funds Trust have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Declaration of Trust of Funds Trust or any Material Agreement. Funds Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

(d)	Each Fund has qualified as a “regulated investment company” under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time.

(e)	Funds Trust has duly authorized the Acquiring Fund shares to be issued and delivered to the Target Fund as of the Target Fund’s Effective Time. When issued and delivered, the Acquiring Fund shares shall have been registered for sale under the 1933 Act and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.

(f)	Each Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws. Each Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Form N-1A Registration Statement currently in effect. The value of the Assets net of Known Liabilities of the Acquiring Fund has been determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquiring Fund.

(g)	Funds Trust does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against Funds Trust or any Fund or its Assets or businesses. There are no facts that Funds Trust currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against Funds Trust or any Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. Neither Funds Trust nor any Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by this Plan.

(h)	Funds Trust is not a party to any contracts, agreements, franchises, licenses or permits relating to the Funds except those entered into or granted in the ordinary course of its business, in each case under which no material default exists. All contracts and agreements that are material to the business of the Funds are listed on Schedule A. Funds Trust is not a party to or subject to any employee benefit plan, lease or franchise of any kind or nature whatsoever on behalf of any Fund.

G-4

(i)	Funds Trust has timely filed all tax returns, for the Funds for all of their taxable years to and including their most recent taxable year required to be filed on or before the date of this Plan, and has paid all taxes payable pursuant to such returns. To the Knowledge of Funds Trust, no such tax return has been or is currently under audit and no assessment has been asserted with respect to any return. Funds Trust will file all of the Fund’s tax returns for all of their taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(j)	Since the date of the Target Fund Financial Statements and the Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund or Acquiring Fund, respectively. For purposes of this provision, investment underperformance, negative investment performance or net redemptions shall not be deemed to constitute such facts, provided all customary performance disclosures have been made.

(k)	The Target Fund Financial Statements and the Acquiring Fund Financial Statements, fairly present the financial position of the Acquiring Fund as of the Fund’s most recent fiscal year-end and the results of the Fund’s operations and changes in the Fund’s net assets for the periods indicated. The Target Fund Financial Statements and the Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(l)	To the Knowledge of Funds Trust, neither the Target Fund nor the Acquiring Fund has any Liabilities, whether or not determined or determinable, other than Liabilities disclosed or provided for in the Target Fund Financial Statements and the Acquiring Fund Financial Statements, respectively, or Liabilities incurred in the ordinary course of business.

(m)	Except as otherwise provided herein, Funds Trust shall operate the business of each Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include the declaration and payment of dividends and distributions approved by the Board in anticipation of the Reorganization.

6.	Conditions to Funds Trust Obligations. The obligations of Funds Trust with respect to the Reorganization shall be subject to the following conditions precedent:

(a)	The Target Fund shall have obtained the approval of this Plan and the transactions contemplated herein by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Target Fund.

(b)	Funds Trust shall have duly executed and delivered the Target Fund Reorganization Documents.

(c)	All representations and warranties of Funds Trust made in this Plan that apply to the Reorganization shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time.

(d)	Funds Trust, on behalf of itself and, as appropriate, the Target Fund and the Acquiring Fund, shall have delivered to the Acquiring Fund and the Target Fund, respectively, a certificate dated as of the Closing Date and executed in its name by its Treasurer or Secretary stating that the representations and warranties of Funds Trust in this Plan that apply to the Reorganization are true and correct at and as of the Valuation Time.

(e)	No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(f)	The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

G-5

(g)	Funds Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization’s Valuation Time and Effective Time.

(h)	Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the Valuation Time, the Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code, (ii) amounts equal to, in the aggregate, the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any, realized in taxable periods or years ending on or before the Effective Time.

(i)	Funds Trust shall have received an opinion dated as of the Closing Date in a form reasonably satisfactory to it of Proskauer Rose LLP, upon which each Fund and its shareholders may rely, based upon representations reasonably acceptable to Proskauer Rose LLP made in certificates provided by Funds Trust, on behalf of itself and each Fund, the Funds’ affiliates and/or principal shareholders to Proskauer Rose LLP, substantially to the effect that the Reorganization with respect to each Acquiring Fund and its corresponding Target Fund will be a Taxable Acquisition.

(j)	The Board of Funds Trust shall not have terminated this Plan with respect to the Reorganization pursuant to Section 8 of this Plan.

7.	Survival of Representations and Warranties. The representations and warranties of Funds Trust shall survive the completion of the transactions contemplated herein.

8.	Termination of Plan. The Board may terminate this Plan with respect to the Acquiring Fund or Target Fund, as appropriate, by majority vote if: (i) the conditions precedent set forth in Section 6, are not satisfied on the Closing Date; or (ii) it becomes reasonably apparent to the Board that such conditions precedent will not be satisfied on the Closing Date.

9.	Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

10.	Tax Matters. Notwithstanding anything in this Agreement to the contrary, Funds Trust, on behalf of each Fund, shall: (a) complete all measures prior to the Effective Time to ensure that the Reorganization as to each Acquiring Fund and its corresponding Target Fund is a Taxable Acquisition; and (b) take all other appropriate action necessary to ensure satisfaction of representations in certificates to be provided to Proskauer Rose LLP in connection with their opinion described in Section 6(i) and receipt of such opinion, regardless of whether any measures or actions described in this Section 10 are in the ordinary course. In accordance with the foregoing, the terms of this Agreement shall be modified to ensure compliance with the preceding sentence, including, but not limited to, delivery by Funds Trust, on behalf of each Acquiring Fund, of an agreed amount of cash (in lieu of an equal amount of shares of the corresponding Acquiring Class) as partial consideration for the assets of the corresponding Target Fund, the acquisition of securities prior to the Effective Time and settlement thereof after the Effective Time and/or the assumption of less than all of the corresponding Target Fund’s Liabilities by such Acquiring Fund.

10.	Expenses. Funds Trust shall cause the expenses of the Reorganization to be borne by Wells Fargo Funds Management, LLC.

G-6

11.	Amendments. Funds Trust may, by agreement in writing authorized by the Board, amend this Plan with respect to the Reorganization at any time before or after the Target Fund’s shareholders approve the Reorganization. After a Target Fund’s shareholders approve a Reorganization, however, Funds Trust may not amend this Plan in a manner that materially adversely affects the interests of the Target Fund’s shareholders with respect to that Reorganization. This Section shall not preclude Funds Trust from changing the Closing Date or the Effective Time of a Reorganization.

12.	Waivers. At any time prior to the Closing Date, Funds Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Funds Trust agrees that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

13.	Limitation on Liabilities. The obligations of Funds Trust and each Fund shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of Funds Trust personally, but shall bind only the Assets and property of the particular Fund. The execution and delivery of this Plan by the officers of Funds Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Fund or the Target Fund, as appropriate.

14.	General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

WELLS FARGO FUNDS TRUST for itself and on behalf of the Target Funds and on behalf of the Acquiring Funds
ATTEST:

By:
Name: C. David Messman		Name: Karla M. Rabusch
Title: Secretary		Title: President

G-7

SCHEDULE A

MATERIAL AGREEMENTS

The following agreements shall be Material Agreements:

Amended and Restated Investment Advisory Agreement between Wells Fargo Funds Management, LLC (“Wells Fargo Funds Management”) and Wells Fargo Funds Trust, dated August 6, 2003, and amended October 1, 2005, with Schedule A amended March 28, 2008.

Investment Sub-Advisory Agreement among Wells Fargo Master Trust, Wells Fargo Funds Management, and Artisan Partners Limited Partnership, dated October 6, 2004 and Appendix B dated November 8, 2005.

Investment Sub-Advisory Agreement among Wells Fargo Master Trust, Wells Fargo Funds Management, and Cadence Capital Management, dated August 31, 2005.

Investment Sub-Advisory Agreement among Wells Fargo Master Trust, Wells Fargo Funds Management, and Cooke & Bieler, L.P., dated December 6, 2004, with Appendix A amended October 1, 2005.

Investment Sub-Advisory Agreement among Wells Fargo Funds Trust, Wells Fargo Funds Management, and Galliard Capital Management, Inc., dated March 1, 2001, with Appendix A amended March 31, 2006 and Schedule A dated August 7, 2001.

Investment Sub-Advisory Agreement among Wells Fargo Master Trust, Wells Fargo Funds Management, and Galliard Capital Management, Inc., dated March 1, 2001; with Appendix A amended October 1, 2005 and Schedule A, dated August 7, 2001.

Investment Sub-Advisory Agreement among Wells Fargo Master Trust, Wells Fargo Funds Management, and LSV Asset Management, dated October 31, 2003, with Appendix A amended October 1, 2005.

Investment Sub-Advisory Agreement among Wells Fargo Master Trust, Wells Fargo Funds Management, and New Star Institutional Managers Limited, dated October 6, 2004, with Appendix A and Appendix B amended February 8, 2005.

Amended and Restated Investment Sub-Advisory Agreement among Wells Fargo Master Trust, Wells Fargo Funds Management, and Peregrine Capital Management, Inc., dated March 1, 2001 and amended March 31, 2006, with Schedule A amended May 9, 2007.

Investment Sub-Advisory Agreement among Wells Fargo Funds Trust, Wells Fargo Funds Management, and Smith Asset Management Group, L.P., dated May 31, 2001, with Appendix A amended October 1, 2005 and Schedule A dated November 13, 2003.

Investment Sub-Advisory Agreement among Wells Fargo Master Trust, Wells Fargo Funds Management, and Smith Asset Management Group, L.P., dated March 1, 2001, with Schedule A dated November 13, 2003.

Investment Sub-Advisory Agreement among Wells Fargo Master Trust, Wells Fargo Funds Management, and SSgA Funds Management, Inc., dated May 27, 2005, with Appendix A amended March 31, 2006.

Investment Sub-Advisory Agreement among Wells Fargo Master Trust, Wells Fargo Funds Management, and Systematic Financial Management, L.P., dated August 29, 2003, with Appendix A amended October 1, 2005.

Investment Sub-Advisory Agreement among Wells Fargo Funds Trust, Wells Fargo Funds Management, and Wells Capital Management Incorporated, dated March 1, 2001, with Appendix A and Schedule A amended December 1, 2007.

G-8

Amended and Restated Investment Sub-Advisory Agreement among Wells Fargo Master Trust, Wells Fargo Funds Management, and Wells Capital Management Incorporated, dated March 1, 2001, as amended March 31, 2006, with Appendix A amended November 8, 2006 and Schedule A amended March 30, 2007.

Distribution Agreement between Wells Fargo Funds Distributor, LLC and Wells Fargo Funds Trust, dated April 8, 2005, with Schedule I amended December 1, 2007.

Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 approved by the Wells Fargo Funds Trust Board on March 26, 1999, with Appendix A amended March 28, 2008.

Rule 18f-3 Multi-Class Plan adopted by the Board of Wells Fargo Funds Trust on March 26, 1999 and most recently amended February 7, 2007, with Appendix A amended February 7, 2008 and Appendix B amended November 8, 2006.

Amended and Restated Custody Agreement between Wells Fargo Bank, N.A. and Wells Fargo Funds Trust dated August 10, 2004, with Appendix A amended December 1, 2007.

Amended and Restated Accounting Services Agreement among PFPC, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust dated May 10, 2006, with Exhibit A amended February 6, 2008.

Administration Agreement between Wells Fargo Funds Management and Wells Fargo Funds Trust dated March 1, 2003, with Appendix A amended March 31, 2008.

Transfer Agency and Service Agreement between Boston Financial Data Services, Inc. and Wells Fargo Funds, dated April 11, 2005, with Schedule A amended December 1, 2007.

Shareholder Servicing Plan adopted by the Board of Wells Fargo Funds Trust adopted on March 26, 1999, with Appendix A amended March 28, 2008.

Amended and Restated Fee and Expense Agreement among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Funds Management, dated March 30, 2007, with Schedule A amended March 31, 2008.

Amended and Restated Joint Fidelity Bond Allocation Agreement among Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust dated May 1, 2006, with Appendix A amended March 21, 2008.

Securities Lending Agency Agreement among Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management and Wells Fargo Bank, N.A. dated August 9, 2006, with Schedule I amended December 1, 2007.

G-9

WELLS FARGO ADVANTAGE FUNDS

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for *Wells Fargo Advantage Funds*. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by **Wells Fargo Funds Distributor, LLC**, Member FINRA/SIPC, an affiliate of Wells Fargo & Company. 110361 05-08

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

© 2008 Wells Fargo Funds Management, LLC. All rights reserved.

www.wellsfargo.com/advantagefunds

PART B

STATEMENT OF ADDITIONAL INFORMATION

May 6, 2008

WELLS FARGO FUNDS TRUST

BALANCED FUND

CORPORATE BOND FUND

HIGH YIELD BOND FUND

INTERMEDIATE GOVERNMENT INCOME FUND

NATIONAL LIMITED-TERM TAX-FREE FUND

NATIONAL TAX-FREE FUND

OVERSEAS FUND

VALUE FUND

525 MARKET STREET

SAN FRANCISCO, CA 94105

June 30, 2008 Special Meeting of the Shareholders

This Statement of Additional Information or SAI is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated May 6, 2008, which we refer to as the Prospectus/Proxy Statement, for the Special Meeting of Shareholders of the eight Wells Fargo Advantage Funds listed above, which we call the Target Funds to be held on Monday, June 30, 2008. The Prospectus/Proxy Statement may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

INCORPORATION OF DOCUMENTS BY REFERENCE

IN STATEMENT OF ADDITIONAL INFORMATION

This SAI consists of this cover page and the following described items, which are hereby incorporated by reference:

1.	The SAI dated February 1, 2008 for the Wells Fargo Advantage Asset Allocation Fund and Wells Fargo Advantage Balanced Fund. Report of the Independent Auditors and audited annual report financial statements of the Wells Fargo Advantage Asset Allocation Fund and Wells Fargo Advantage Balanced Fund, contained in the Annual Report for the fiscal year ended September 30, 2007, as filed with the SEC on December 5, 2007. Unaudited financial report statements of the Wells Fargo Advantage Asset Allocation Fund and Wells Fargo Advantage Balanced Fund, dated as of March 31, 2007.

2.	The SAI dated March 31, 2008 for the Wells Fargo Advantage Corporate Bond Fund, Wells Fargo Advantage Government Securities Fund, Wells Fargo Advantage High Income Fund, Wells Fargo Advantage High Yield Bond Fund, Wells Fargo Advantage Income Plus Fund and Wells Fargo Advantage Intermediate Government Income Fund. Report of the Independent Auditors and audited annual report financial statements of the Wells Fargo Advantage Corporate Bond Fund, Wells Fargo Advantage Government Securities Fund, Wells Fargo Advantage High Income Fund, Wells Fargo Advantage High Yield Bond Fund, Wells Fargo Advantage Income Plus Fund and Wells Fargo Advantage Intermediate Government Income Fund, contained in the Annual Report for the fiscal year ended May 31, 2007, as filed with the SEC on August 6, 2007. Unaudited financial report statements of the Wells Fargo Advantage Corporate Bond Fund, Wells Fargo Advantage Government Securities Fund, Wells Fargo Advantage High Income Fund, Wells Fargo Advantage High Yield Bond Fund, Wells Fargo Advantage Income Plus Fund and Wells Fargo Advantage Intermediate Government Income Fund, dated as of November 30, 2007.

3.	The SAI dated March 31, 2008 for the Wells Fargo Advantage Municipal Bond Fund, Wells Fargo Advantage National Limited-Term Tax-Free Fund, Wells Fargo Advantage National Tax-Free Fund and Wells Fargo Advantage Short-Term Municipal Bond Fund. Report of the Independent Auditors and audited annual report financial statements of the Wells Fargo Advantage Municipal Bond Fund, Wells Fargo Advantage National Limited-Term Tax-Free Fund, Wells Fargo Advantage National Tax-Free Fund and Wells Fargo Advantage Short-Term Municipal Bond Fund, contained in the Annual Report for the fiscal year ended June 30, 2007, as filed with the SEC on August 30, 2007. Unaudited financial report statements of the Wells Fargo Advantage Municipal Bond Fund, Wells Fargo Advantage National Limited-Term Tax-Free Fund, Wells Fargo Advantage National Tax-Free Fund and Wells Fargo Advantage Short-Term Municipal Bond Fund, dated as of December 31, 2007.

4.	The SAI dated March 31, 2008 for the Wells Fargo Advantage Value Fund. Report of the Independent Auditors and audited annual report financial statements of the Wells Fargo Advantage Value Fund, contained in the Annual Report for the fiscal year ended July 31, 2007, as filed with the SEC on October 5, 2007. Unaudited financial report statements of the Wells Fargo Advantage Value Fund, dated as of January 31, 2008.

5.	The SAI dated March 31, 2008 for the Wells Fargo Advantage C&B Large Cap Value Fund. Report of the Independent Auditors and audited annual report financial statements of the Wells Fargo Advantage C&B Large Cap Value Fund, contained in the Annual Report for the fiscal year ended September 30, 2007, as filed with the SEC on December 5, 2007. Unaudited financial report statements of the Wells Fargo Advantage C&B Large Cap Value Fund, dated as of March 31, 2007.

6.	The SAI dated March 31, 2008 for the Wells Fargo Advantage International Equity Fund and Wells Fargo Advantage Overseas Fund. Report of the Independent Auditors and audited annual report financial statements of the Wells Fargo Advantage International Equity Fund and Wells Fargo Advantage Overseas Fund, contained in the Annual Report for the fiscal year ended September 30, 2007, as filed with the SEC on December 5, 2007. Unaudited financial report statements of the Wells Fargo Advantage International Equity Fund and Wells Fargo Advantage Overseas Fund, dated as of March 31, 2007.

General Information

Explanatory Note to Pro Forma Financial Statements

Pro-Forma Financial Statements and Schedules

Notes to Pro Forma Financial Statements*

*	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE PRO FORMA FINANCIAL STATEMENTS AND SCHEDULES.

General Information

This SAI relates to the reorganization of eight Wells Fargo Funds Trust funds listed below, which we refer to as the Target Funds, with eight other funds of Wells Fargo Funds Trust listed below, which we refer to as the Acquiring Funds.

TARGET FUND	ACQUIRING FUND
Balanced Fund Investor Class	Asset Allocation Fund Class A
Corporate Bond Fund Investor Class Advisor Class Institutional Class	Income Plus Fund Investor Class (new class) Class A Institutional Class (new class)
High Yield Bond Fund Class A Class B Class C	High Income Fund Class A (formerly Advisor Class) Class B (new class) Class C (new class)
Intermediate Government Income Fund Class A Class B Class C Administrator Class	Government Securities Fund Class A (formerly Advisor Class) Class B (new class) Class C Administrator Class
National Tax-Free Fund Class A Class B Class C Administrator Class	Municipal Bond Fund Class A Class B Class C Administrator Class
National Limited-Term Tax-Free Fund Class A Class B Class C Administrator Class	Short-Term Municipal Bond Fund Class A (new class) Class A (new class) Class C Class A (new class)
Overseas Fund Investor Class Institutional Class	International Equity Fund Investor Class (new class) Institutional Class
Value Fund Class A Class B Class C Investor Class Administrator Class	C&B Large Cap Value Fund Class A Class B Class C Investor Class (formerly Class D) Administrator Class

The reorganization of each Target Fund will involve the following three steps:

•

the transfer of substantially all of the assets and liabilities of the Target Fund to its corresponding Acquiring Fund in exchange for designated classes of the corresponding Acquiring Fund having equivalent value to the net assets transferred;

•

the pro rata distribution of the Acquiring Fund shares to the shareholders of record of the Target Fund as of the effective date of the reorganization in full redemption of all shares of the Target Fund; and

•	the liquidation and dissolution of the Target Fund.

As a result of the Reorganization, shareholders of each Target Fund will become a shareholder of the corresponding Acquiring Fund having the same total value of shares as the shares of the Target Fund that they held immediately before the Reorganization. If a majority of the shares of one of the Target Funds does not approve the Reorganization, that Fund will not participate in the Reorganization. In such a case, the Target Fund will continue its operations beyond the date of the Reorganization and the Board of Trustees of the affected Wells Fargo Advantage Fund will consider what further action is appropriate, including the possible liquidation of the Fund.

For further information about the transaction, see the Prospectus/Proxy Statement.

Pro Forma Financial Statements

Explanatory Note

The Balanced Fund will be reorganized into the Asset Allocation Fund, an existing Fund with assets and liabilities. Pro forma combining financial statements as of September 30, 2007 are included to show the pro forma effect of combining the Balanced Fund into the Asset Allocation Fund.

The Corporate Bond Fund will be reorganized into the Income Plus Fund, an existing Fund with assets and liabilities. Pro forma combining financial statements as of November 30, 2007 are included to show the pro forma effect of combining the Corporate Bond Fund into the Income Plus Fund.

The High Yield Bond Fund will be reorganized into the High Income Fund, an existing Fund with assets and liabilities. Pro forma combining financial statements as of November 30, 2007 are included to show the pro forma effect of combining the High Yield Bond Fund into the High Income Fund.

The Intermediate Government Income Fund will be reorganized into the Government Securities Fund, an existing Fund with assets and liabilities. Pro forma combining financial statements as of November 30, 2007 are included to show the pro forma effect of combining the Intermediate Government Income Fund into the Government Securities Fund.

The National Tax-Free Fund will be reorganized into the Municipal Bond Fund, an existing Fund with assets and liabilities. Pro forma combining financial statements as of December 31, 2007 are included to show the pro forma effect of combining the National Tax-Free Fund into the Municipal Bond Fund.

The National Limited-Term Tax-Free Fund will be reorganized into the Short-Term Municipal Bond Fund, an existing Fund with assets and liabilities. Pro forma combining financial statements as of December 31, 2007 are included to show the pro forma effect of combining the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund.

The Overseas Fund will be reorganized into the International Equity Fund, an existing Fund with assets and liabilities. Pro forma combining financial statements as of September 30, 2007 are included to show the pro forma effect of combining the Overseas Fund into the International Equity Fund.

Pro Forma financial statements for the Value Fund/C&B Large Cap Value Fund Reorganization are not included because as of April 30, 2008, the assets of the Value Fund constituted less than 10% of the assets of the C&B Large Cap Value Fund.

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Balanced Fund		Asset Allocation Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Agency Notes - Interest Bearing - 0.18%
FHLB , 4.125% , Due 10/19/2007«	330,000	$329,851			330,000	$329,851
FHLMC , 5.125% , Due 8/23/2010«	1,830,000	1,864,075			1,830,000	1,864,075

Total Agency Notes (Cost $2,167,521, $0 and $2,167,521, respectively)		2,193,926		—		2,193,926

Agency Securities - 0.40%
Federal Farm Credit Bank - 0.08%
Federal Farm Credit Bank , 4.125% , Due 7/17/2009«	974,000	969,145			974,000	969,145
Total Federal Farm Credit Bank		969,145				969,145
Federal Home Loan Mortgage Corporation - 0.05%
FHLMC #170151 , 10.50% , Due 1/1/2016	1,434	1,612			1,434	1,612
FHLMC #1J1263 , 5.855% , Due 1/1/2036«±	512,982	518,887			512,982	518,887
FHLMC #254325 , 10.25% , Due 3/1/2015	4,862	5,074			4,862	5,074
FHLMC #G11487 , 8.00% , Due 3/1/2016	108,874	114,314			108,874	114,314
Total Federal Home Loan Mortgage Corporation		639,887				639,887
Federal National Mortgage Association - 0.27%
FNMA #699932 , 5.50% , Due 4/1/2033	679,818	667,775			679,818	667,775
FNMA #735613 , 6.00% , Due 2/1/2035«	526,118	529,912			526,118	529,912
FNMA #863727 , 5.336% , Due 1/1/2036«±	1,092,018	1,095,688			1,092,018	1,095,688
FNMA #892283 , 5.863% , Due 9/1/2036«±	502,507	507,794			502,507	507,794
FNMA , 6.00% , Due 5/15/2011«	495,000	519,735			495,000	519,735
Total Federal National Mortgage Association		3,320,904				3,320,904
Government National Mortgage Association - 0.00%
GNMA #780434 , 7.50% , Due 12/15/2007	36	36			36	36
Total Government National Mortgage Association		36				36

Total Agency Securities ( Cost $4,921,037, $0 and $4,921,037, respectively)		4,929,972		—		4,929,972

Asset Backed Securities - 0.25%
Banc of America Securities Auto Trust Series 2006-G1 Class A2 , 5.30% , Due 3/18/2009	816,559	816,186			816,559	816,186
Countrywide Home Equity Loan Trust Series 2004-I Class A , 6.0425% , Due 2/15/2034±	162,320	160,087			162,320	160,087
Countrywide Home Equity Loan Trust Series 2004-Q Class 2A , 6.0525% , Due 12/15/2033±	86,689	84,931			86,689	84,931
Chase Issuance Trust Series 2005-A6 Class A6 , 5.8225% , Due 7/15/2014±	545,000	537,809			545,000	537,809
Community Program Loan Trust Series 1987-A Class A4 , 4.50% , Due 10/1/2018	928,068	918,960			928,068	918,960
MBNA Credit Card Master Note Trust Series 2006-A4 Class A4 , 5.7425% , Due 9/15/2011±	444,000	442,686			444,000	442,686
Triad Auto Receivables Owners Trust Series 2006-B Class A2 , 5.36% , Due 11/12/2009	38,201	38,208			38,201	38,208

Total Asset Backed Securities ( Cost $3,021,545, $0 and $3,021,545, respectively )		2,998,867		—		2,998,867

Collateralized Mortgage Obligations - 0.68%
Banc of America Alternative Loan Trust Series 2005-10 Class 6A1 , 5.50% , Due 11/25/2020	360,768	358,062			360,768	358,062
Chase Mortgage Finance Corporation Series 2005-A1 Class 2A2 , 5.2389% , Due 12/25/2035±	526,237	523,690			526,237	523,690
Citigroup Mortgage Loan Trust Incorporated Series 2004-HYB4 Class AA , 5.4613% , Due 12/25/2034±	54,446	54,310			54,446	54,310
Citigroup Mortgage Loan Trust Incorporated Series 2006-NCB1 Class 2A2 , 5.8725% , Due 5/15/2036±	300,000	293,934			300,000	293,934
Countrywide Alternative Loan Trust Series 2004-30CB Class 3A1 , 5.0% , Due 2/25/2020	552,135	544,596			552,135	544,596
Countrywide Alternative Loan Trust Series 2006-0C8 Class 2A1C , 5.1913% , Due 11/25/2036±	298,151	297,905			298,151	297,905
Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C1 Class A3 , 4.813% , Due 2/15/2038	1,000,000	983,384			1,000,000	983,384
FHLMC Structured Pass-Through Securities Series T-57 Class 2A1 , 6.3892% , Due 7/25/2043±	168,115	170,444			168,115	170,444
FHLMC Structured Pass-Through Securities Series T-59 Class 2A1 , 6.482% , Due 10/25/2043±	192,545	193,629			192,545	193,629
FNMA Grantor Trust Series 2002-T1 Class A4 , 9.50% , Due 11/25/2031	278,528	297,796			278,528	297,796
FNMA Whole Loan Series 2003-W8 Class 4A , 6.417% , Due 11/25/2042±	441,158	456,443			441,158	456,443
FNMA Whole Loan Series 2004-W15 Class 3A , 6.5428% , Due 6/25/2044±	410,222	421,387			410,222	421,387
GNMA Series 2004-53 Class KE , 5.00% , Due 8/20/2032	597,432	593,573			597,432	593,573
GNMA Series 2007-12 Class C , 5.278% , Due 4/16/2041«±	605,000	578,323			605,000	578,323

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Balanced Fund		Asset Allocation Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
GNMA Series 2007-34 Class A , 4.272% , Due 11/16/2026«	377,212	371,216			377,212	371,216
JPMorgan Alternative Loan Trust Series 2006-A4 Class A2 , 5.95% , Due 9/25/2036±	521,656	524,300			521,656	524,300
JPMorgan Chase Commercial Mortgage Security , 5.794% , Due 2/12/2049±	460,000	462,272			460,000	462,272
JPMorgan Mortgage Trust Series 2005-A2 Class 3A1 , 4.8996% , Due 4/25/2035±	221,227	219,074			221,227	219,074
JPMorgan Mortgage Trust Series 2005-A3 Class 7CA1 , 5.1097% , Due 6/25/2035±	236,611	235,918			236,611	235,918
JPMorgan Mortgage Trust Series 2005-A5 Class 3A1 , 5.382% , Due 8/25/2035±	357,234	355,248			357,234	355,248
Multi Security Asset Trust Series 2005-RR4A Class A1 , 4.38% , Due 11/28/2035††	296,984	292,096			296,984	292,096
Terwin Mortgage Trust Series 2004-21HE Class 1A1 , 5.6113% , Due 12/25/2034±	50,119	48,903			50,119	48,903

Total Collateralized Mortgage Obligations (Cost $8,350,424, $0 and $8,350,424, respectively )		8,276,503		—		8,276,503

Common Stocks -59.02%
Amusement & Recreation Services - 0.12%
Harrah’s Entertainment Incorporated			8,923	$775,676	8,923	775,676
International Game Technology			15,994	689,341	15,994	689,341
Total Amusement & Recreation Services	—	—		1,465,017		1,465,017
Apparel & Accessory Stores - 0.23%
Abercrombie & Fitch Company Class A«			4,130	333,291	4,130	333,291
Gap Incorporated			23,586	434,926	23,586	434,926
Kohl’s Corporation†	6,000	343,980	15,145	868,263	21,145	1,212,243
Limited Brands Incorporated«			15,195	347,814	15,195	347,814
Nordstrom Incorporated			9,427	442,032	9,427	442,032
Total Apparel & Accessory Stores		343,980		2,426,326		2,770,306
Apparel & Other Finished Products Made From Fabrics & Similar Materials - 0.07%
Jones Apparel Group Incorporated«			4,453	94,092	4,453	94,092
Liz Claiborne Incorporated			4,873	167,290	4,873	167,290
Polo Ralph Lauren Corporation			2,854	221,899	2,854	221,899
VF Corporation			4,235	341,976	4,235	341,976
Total Apparel & Other Finished Products Made From Fabrics & Similar Materials		—		825,257		825,257
Automotive Dealers & Gasoline Service Stations - 0.03%
AutoNation Incorporated«†			7,222	127,974	7,222	127,974
AutoZone Incorporated«†			2,180	253,185	2,180	253,185
Total Automotive Dealers & Gasoline Service Stations		—		381,159		381,159
Automotive Repair, services and Parking - 0.01%
Ryder System Incorporated			2,851	139,699	2,851	139,699
Total Automotive Repair, services and Parking		—		139,699		139,699
Biopharmaceuticals - 0.36%
Celgene Corporation†			18,240	1,300,694	18,240	1,300,694
Genzyme Corporation†			12,567	778,651	12,567	778,651
Gilead Sciences Incorporated†			44,149	1,804,370	44,149	1,804,370
Teva Pharmaceutical Industries Limited ADR«	10,000	444,700			10,000	444,700
Total Biopharmaceuticals		444,700		3,883,715		4,328,415
Building Construction-General Contractors & Operative Builders - 0.06%
Centex Corporation«			5,717	151,901	5,717	151,901
D.R. Horton Incorporated			13,023	166,825	13,023	166,825
KB Home«			3,668	91,920	3,668	91,920
Lennar Corporation Class A			6,645	150,509	6,645	150,509
Pulte Homes Incorporated			10,122	137,760	10,122	137,760
Total Building Construction-General Contractors & Operative Builders		—		698,915		698,915
Building Materials, Hardware, Garden Supply & Mobile Home Dealers - 0.49%
Home Depot Incorporated	8,300	269,252	80,475	2,610,609	88,775	2,879,861
Lowe’s Companies Incorporated	25,200	706,104	70,468	1,974,513	95,668	2,680,617
Sherwin-Williams Company«			5,174	339,984	5,174	339,984
Total Building Materials, Hardware, Garden Supply & Mobile Home Dealers		975,356		4,925,106		5,900,462
Business Services - 3.60%
Adobe Systems Incorporated†			28,044	1,224,401	28,044	1,224,401
Affiliated Computer Services Incorporated Class A†			4,744	238,339	4,744	238,339
Akamai Technologies Incorporated«†			7,892	226,737	7,892	226,737
Autodesk Incorporated†			10,961	547,721	10,961	547,721
Automatic Data Processing Incorporated	9,200	422,556	25,309	1,162,442	34,509	1,584,998
BMC Software Incorporated«†			9,588	299,433	9,588	299,433
CA Incorporated«			18,522	476,386	18,522	476,386

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Balanced Fund		Asset Allocation Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Citrix Systems Incorporated†			8,566	345,381	8,566	345,381
Cognizant Technology Solutions Corporation Class A			6,891	549,695	6,891	549,695
Computer Sciences Corporation«†			8,292	463,523	8,292	463,523
Compuware Corporation«†			14,442	115,825	14,442	115,825
Convergys Corporation†			6,461	112,163	6,461	112,163
eBay Incorporated†			54,373	2,121,634	54,373	2,121,634
Electronic Arts Incorporated†			14,823	829,940	14,823	829,940
Electronic Data Systems Corporation			24,255	529,729	24,255	529,729
Equifax Incorporated			6,800	259,216	6,800	259,216
Fidelity National Information Services Incorporated			8,096	359,220	8,096	359,220
Fiserv Incorporated†			7,953	404,490	7,953	404,490
Google Incorporated Class A†			11,008	6,244,508	11,008	6,244,508
IMS Health Incorporated			9,292	284,707	9,292	284,707
Interpublic Group of Companies Incorporated«†			22,468	233,218	22,468	233,218
Intuit Incorporated†			16,151	489,375	16,151	489,375
Juniper Networks Incorporated«†			24,501	896,982	24,501	896,982
Microsoft Corporation	66,200	1,950,252	384,269	11,320,565	450,469	13,270,817
Monster Worldwide Incorporated†			6,308	214,850	6,308	214,850
NCR Corporation†			8,602	428,380	8,602	428,380
Novell Incorporated«†			16,673	127,382	16,673	127,382
Omnicom Group Incorporated			15,646	752,416	15,646	752,416
Oracle Corporation†	41,200	891,980	187,634	4,062,279	228,834	4,954,259
Robert Half International Incorporated			7,813	233,296	7,813	233,296
Sun Microsystems Incorporated†			168,594	945,812	168,594	945,812
Symantec Corporation†	45,000	872,100	42,866	830,743	87,866	1,702,843
Unisys Corporation†			16,678	110,408	16,678	110,408
VeriSign Incorporated«†			11,621	392,093	11,621	392,093
Yahoo! Incorporated«†			64,204	1,723,235	64,204	1,723,235
Total Business Services		4,136,888		39,556,524		43,693,412
Chemicals & Allied Products - 5.84%
Abbott Laboratories	19,000	1,018,780	73,654	3,949,327	92,654	4,968,107
Air Products & Chemicals Incorporated	10,500	1,026,480	10,297	1,006,635	20,797	2,033,115
Amgen Incorporated†			51,792	2,929,873	51,792	2,929,873
Avery Dennison Corporation			5,074	289,319	5,074	289,319
Avon Products Incorporated«			20,619	773,831	20,619	773,831
Barr Pharmaceuticals Incorporated«†			5,109	290,753	5,109	290,753
Biogen Idec Incorporated†			13,722	910,180	13,722	910,180
Bristol-Myers Squibb Company			94,264	2,716,688	94,264	2,716,688
Clorox Company			6,594	402,168	6,594	402,168
Colgate-Palmolive Company			24,303	1,733,290	24,303	1,733,290
Dow Chemical Company			45,278	1,949,671	45,278	1,949,671
E.I. du Pont de Nemours & Company	13,200	654,192	43,871	2,174,247	57,071	2,828,439
Eastman Chemical Company			4,005	267,254	4,005	267,254
Ecolab Incorporated			8,300	391,760	8,300	391,760
Forest Laboratories Incorporated†			15,067	561,848	15,067	561,848
Hospira Incorporated†			7,487	310,336	7,487	310,336
International Flavors & Fragrances Incorporated			4,255	224,919	4,255	224,919
Johnson & Johnson	18,900	1,241,730	137,949	9,063,249	156,849	10,304,979
King Pharmaceuticals Incorporated†			11,636	136,374	11,636	136,374
Estee Lauder Companies Incorporated Class A			5,462	231,917	5,462	231,917
Eli Lilly & Company	12,600	717,318	47,031	2,677,475	59,631	3,394,793
Monsanto Company			25,996	2,228,897	25,996	2,228,897
Mylan Laboratories Incorporated†			11,857	189,238	11,857	189,238
PPG Industries Incorporated			7,818	590,650	7,818	590,650
Pfizer Incorporated	48,500	1,184,855	330,138	8,065,271	378,638	9,250,126
Praxair Incorporated			15,243	1,276,754	15,243	1,276,754
Procter & Gamble Company	24,300	1,709,262	148,731	10,461,739	173,031	12,171,001
Rohm & Haas Company«	12,900	718,143	6,546	364,416	19,446	1,082,559
Schering-Plough Corporation			77,178	2,441,140	77,178	2,441,140
Sigma-Aldrich Corporation			6,257	304,967	6,257	304,967
Wyeth	18,600	828,630	64,084	2,854,942	82,684	3,683,572
Total Chemicals & Allied Products		9,099,390		61,769,128		70,868,518
Coal Mining - 0.08%
CONSOL Energy Incorporated			8,689	404,907	8,689	404,907
Peabody Energy Corporation			12,653	605,699	12,653	605,699
Total Coal Mining		—		1,010,606		1,010,606
Communications - 2.69%
AT&T Incorporated	29,000	1,226,990	290,670	12,298,248	319,670	13,525,238
Alltel Corporation	6,300	438,984	16,700	1,163,656	23,000	1,602,640
Avaya Incorporated†			21,776	369,321	21,776	369,321
CenturyTel Incorporated			5,333	246,491	5,333	246,491
Citizens Communications Company			16,215	232,199	16,215	232,199
Clear Channel Communications Incorporated			23,730	888,451	23,730	888,451
Comcast Corporation Class A«†			147,295	3,561,593	147,295	3,561,593
DIRECTV Group Incorporated†			36,200	878,936	36,200	878,936
Embarq Corporation			7,271	404,268	7,271	404,268

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Balanced Fund		Asset Allocation Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
IAC/InterActiveCorp«†			9,105	270,145	9,105	270,145
Qwest Communications International Incorporated«			76,143	697,470	76,143	697,470
Sprint Nextel Corporation			135,666	2,577,654	135,666	2,577,654
Verizon Communications Incorporated	18,300	810,324	138,331	6,125,297	156,631	6,935,621
Windstream Corporation	9,098	128,464	22,753	321,278	31,851	449,742
Total Communications		2,604,762		30,035,007		32,639,769
Depository Institutions - 5.40%
BB&T Corporation«			26,305	1,062,459	26,305	1,062,459
Bank of America Corporation	29,900	1,503,073	211,479	10,631,049	241,379	12,134,122
Bank of New York Mellon Corporation	17,547	774,525	54,228	2,393,624	71,775	3,168,149
Citigroup Incorporated	28,300	1,320,761	237,081	11,064,570	265,381	12,385,331
Comerica Incorporated			7,292	373,934	7,292	373,934
Commerce Bancorp Incorporated			9,162	355,302	9,162	355,302
Fifth Third Bancorp			25,530	864,956	25,530	864,956
First Horizon National Corporation«			6,016	160,387	6,016	160,387
Hudson City Bancorp Incorporated«			25,346	389,821	25,346	389,821
Huntington Bancshares Incorporated			17,439	296,114	17,439	296,114
JPMorgan Chase & Company	35,166	1,611,306	161,272	7,389,483	196,438	9,000,789
KeyCorp«			18,556	599,915	18,556	599,915
M&T Bank Corporation«			3,574	369,730	3,574	369,730
Marshall & Ilsley Corporation			12,703	556,010	12,703	556,010
National City Corporation			30,181	757,241	30,181	757,241
Northern Trust Corporation«			9,125	604,714	9,125	604,714
PNC Financial Services Group			16,299	1,109,962	16,299	1,109,962
Regions Financial Corporation			33,549	989,025	33,549	989,025
Sovereign Bancorp Incorporated			17,126	291,827	17,126	291,827
State Street Corporation			18,563	1,265,254	18,563	1,265,254
SunTrust Banks Incorporated«			16,635	1,258,770	16,635	1,258,770
Synovus Financial Corporation			15,604	437,692	15,604	437,692
US Bancorp	27,700	901,081	82,280	2,676,568	109,980	3,577,649
Wachovia Corporation	15,700	787,355	90,694	4,548,304	106,394	5,335,659
Washington Mutual Incorporated«			41,735	1,473,663	41,735	1,473,663
Wells Fargo & Company‡			159,297	5,674,159	159,297	5,674,159
Western Union Company«			36,824	772,199	36,824	772,199
Zions Bancorporation			5,127	352,071	5,127	352,071
Total Depository Institutions		6,898,101		58,718,803		65,616,904
Eating & Drinking Places - 0.45%
Darden Restaurants Incorporated			6,752	282,639	6,752	282,639
McDonald’s Corporation			56,798	3,093,787	56,798	3,093,787
Wendy’s International Incorporated			4,162	145,295	4,162	145,295
Yum! Brands Incorporated			24,780	838,307	24,780	838,307
McDonald’s Corporation	20,500	1,116,635			20,500	1,116,635
Total Eating & Drinking Places		1,116,635		4,360,028		5,476,663
E-Commerce/Services - 0.11%
Amazon.com Incorporated«†			14,565	1,356,730	14,565	1,356,730
Total E-Commerce/Services		—		1,356,730		1,356,730
Educational Services - 0.03%
Apollo Group Incorporated Class A«†			6,771	407,276	6,771	407,276
Total Educational Services		—		407,276		407,276
Electric, Gas & Sanitary Services - 2.23%
AES Corporation«†			31,865	638,575	31,865	638,575
Allegheny Energy Incorporated			7,914	413,586	7,914	413,586
Allied Waste Industries Incorporated«†			13,743	175,223	13,743	175,223
Ameren Corporation			9,894	519,435	9,894	519,435
American Electric Power Company Incorporated			19,025	876,672	19,025	876,672
CenterPoint Energy Incorporated«			15,307	245,371	15,307	245,371
CMS Energy Corporation			10,703	180,024	10,703	180,024
Consolidated Edison Incorporated«			12,914	597,918	12,914	597,918
Constellation Energy Group Incorporated«			8,602	737,966	8,602	737,966
Dominion Resources Incorporated	8,000	674,400	13,869	1,169,157	21,869	1,843,557
DTE Energy Company			8,132	393,914	8,132	393,914
Duke Energy Corporation«			60,061	1,122,540	60,061	1,122,540
Dynegy Incorporated Class A†			23,618	218,230	23,618	218,230
Edison International			15,527	860,972	15,527	860,972
El Paso Corporation			33,387	566,577	33,387	566,577
Entergy Corporation			9,325	1,009,804	9,325	1,009,804
Exelon Corporation	12,100	911,856	32,130	2,421,317	44,230	3,333,173
FirstEnergy Corporation			14,528	920,204	14,528	920,204
FPL Group Incorporated	12,100	736,648	19,389	1,180,402	31,489	1,917,050
Integrys Energy Group Incorporated			3,621	185,504	3,621	185,504
Nicor Incorporated			2,150	92,235	2,150	92,235
NiSource Incorporated			13,066	250,083	13,066	250,083
PG&E Corporation			16,840	804,952	16,840	804,952
Pinnacle West Capital Corporation			4,780	188,858	4,780	188,858
PPL Corporation			18,258	845,345	18,258	845,345
Progress Energy Incorporated			12,339	578,082	12,339	578,082

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Balanced Fund		Asset Allocation Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Public Service Enterprise Group Incorporated	3,000	263,970	12,118	1,066,263	15,118	1,330,233
Questar Corporation			8,227	432,164	8,227	432,164
Sempra Energy			12,583	731,324	12,583	731,324
Spectra Energy Corporation«			30,126	737,484	30,126	737,484
TECO Energy Incorporated			10,034	164,859	10,034	164,859
The Southern Company			36,050	1,307,894	36,050	1,307,894
TXU Corporation			21,977	1,504,765	21,977	1,504,765
Waste Management Incorporated«			24,740	933,688	24,740	933,688
Xcel Energy Incorporated			20,010	431,015	20,010	431,015
Total Electric, Gas & Sanitary Services		2,586,874		24,502,402		27,089,276
Electronic & Other Electrical Equipment & Components, Except Computer Equipment - 4.77%
ADC Telecommunications Incorporated†					—	—
Advanced Micro Devices Incorporated«†			26,212	345,998	26,212	345,998
Altera Corporation«			16,970	408,638	16,970	408,638
Analog Devices Incorporated«			14,830	536,253	14,830	536,253
Broadcom Corporation Class A†			22,356	814,653	22,356	814,653
Ciena Corporation«†			4,096	155,976	4,096	155,976
Cisco Systems Incorporated†	48,900	1,619,079	290,284	9,611,303	339,184	11,230,382
Cooper Industries Limited Class A			8,754	447,242	8,754	447,242
Emerson Electric Company	20,600	1,096,332	37,746	2,008,842	58,346	3,105,174
General Electric Company	60,100	2,488,140	488,321	20,216,489	548,421	22,704,629
Harman International Industries Incorporated			3,109	268,991	3,109	268,991
Jabil Circuit Incorporated«			9,891	225,910	9,891	225,910
JDS Uniphase Corporation«†			10,087	150,902	10,087	150,902
KLA-Tencor Corporation			9,205	513,455	9,205	513,455
L-3 Communications Holdings Incorporated			6,007	613,555	6,007	613,555
Linear Technology Corporation«			10,580	370,194	10,580	370,194
LSI Logic Corporation«†			34,126	253,215	34,126	253,215
MEMC Electronic Materials Incorporated†			10,727	631,391	10,727	631,391
Microchip Technology Incorporated			10,362	376,348	10,362	376,348
Micron Technology Incorporated«†			36,071	400,388	36,071	400,388
Molex Incorporated			6,843	184,282	6,843	184,282
Motorola Incorporated			110,311	2,044,063	110,311	2,044,063
National Semiconductor Corporation			11,457	310,714	11,457	310,714
Network Appliance Incorporated†			16,957	456,313	16,957	456,313
Nokia Oyj ADR	29,100	1,103,763			29,100	1,103,763
Novellus Systems Incorporated†			5,900	160,834	5,900	160,834
NVIDIA Corporation†			26,155	947,857	26,155	947,857
QLogic Corporation«†			7,002	94,177	7,002	94,177
QUALCOMM Incorporated			79,792	3,372,010	79,792	3,372,010
Rockwell Collins Incorporated			7,943	580,157	7,943	580,157
Tellabs Incorporated«†			20,888	198,854	20,888	198,854
Texas Instruments Incorporated	23,900	874,501	68,108	2,492,072	92,008	3,366,573
Tyco Electronics Limited			23,695	839,514	23,695	839,514
Whirlpool Corporation«			3,718	331,284	3,718	331,284
Xilinx Incorporated			14,102	368,626	14,102	368,626
Total Electronic & Other Electrical Equipment & Components, Except Computer Equipment		7,181,815		50,730,500		57,912,315
Engineering, Accounting, Research Management & Related Services - 0.15%
Fluor Corporation«			4,208	605,868	4,208	605,868
Moody’s Corporation«			10,557	532,073	10,557	532,073
Paychex Incorporated			16,211	664,651	16,211	664,651
Total Engineering, Accounting, Research Management & Related Services		—		1,802,592		1,802,592
Fabricated Metal Products, Except Machinery & Transportation Equipment - 0.25%
Ball Corporation			4,880	262,300	4,880	262,300
Fortune Brands Incorporated	11,000	896,390	7,300	594,877	18,300	1,491,267
Illinois Tool Works Incorporated			19,995	1,192,502	19,995	1,192,502
Snap-On Incorporated			2,760	136,730	2,760	136,730
Total Fabricated Metal Products, Except Machinery & Transportation Equipment		896,390		2,186,409		3,082,799
Financial Services - 0.02%
Janus Capital Group Incorporated«			7,522	212,722	7,522	212,722
Total Financial Services		—		212,722		212,722
Food & Kindred Products - 2.08%
Anheuser-Busch Companies Incorporated			35,723	1,785,793	35,723	1,785,793
Archer Daniels Midland Company			30,672	1,014,630	30,672	1,014,630
Campbell Soup Company			10,709	396,233	10,709	396,233
The Coca-Cola Company	9,500	545,965	94,825	5,449,593	104,325	5,995,558
Coca-Cola Enterprises Incorporated			13,585	329,029	13,585	329,029
ConAgra Foods Incorporated			23,343	609,953	23,343	609,953
Constellation Brands Incorporated Class A«†			9,246	223,846	9,246	223,846
General Mills Incorporated			15,736	912,845	15,736	912,845

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Balanced Fund		Asset Allocation Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
H.J. Heinz Company			15,210	702,702	15,210	702,702
Hercules Incorporated			5,528	116,199	5,528	116,199
The Hershey Company			8,056	373,879	8,056	373,879
Kellogg Company«			12,644	708,064	12,644	708,064
Kraft Foods Incorporated Class A	8,165	281,774	75,144	2,593,219	83,309	2,874,993
McCormick & Company Incorporated			6,180	222,295	6,180	222,295
Molson Coors Brewing Company			3,248	323,728	3,248	323,728
Pepsi Bottling Group Incorporated			6,677	248,184	6,677	248,184
PepsiCo Incorporated	18,500	1,355,310	77,006	5,641,460	95,506	6,996,770
Sara Lee Corporation«			34,530	576,306	34,530	576,306
Tyson Foods Incorporated Class A			13,109	233,996	13,109	233,996
Wm. Wrigley Jr. Company«			10,353	664,973	10,353	664,973
Total Food & Kindred Products		2,183,049		23,126,927		25,309,976
Food Stores - 0.28%
Kroger Company			33,718	961,637	33,718	961,637
Safeway Incorporated	14,000	463,540	20,927	692,893	34,927	1,156,433
Starbucks Corporation†			35,520	930,624	35,520	930,624
Whole Foods Market Incorporated«			6,623	324,262	6,623	324,262
Total Food Stores		463,540		2,909,416		3,372,956
Forestry - 0.06%
Weyerhaeuser Company			10,287	743,750	10,287	743,750
Total Forestry		—		743,750		743,750
Furniture & Fixtures - 0.08%
Leggett & Platt Incorporated«			8,326	159,526	8,326	159,526
Masco Corporation			17,497	405,405	17,497	405,405
Newell Rubbermaid Incorporated«			13,168	379,502	13,168	379,502
Total Furniture & Fixtures		—		944,433		944,433
General Merchandise Stores - 0.95%
Big Lots Incorporated«†			4,850	144,724	4,850	144,724
Family Dollar Stores Incorporated«			6,938	184,273	6,938	184,273
Macy’s Incorporated			20,661	667,764	20,661	667,764
JC Penney Company Incorporated			10,563	669,377	10,563	669,377
Sears Holdings Corporation«†			3,608	458,938	3,608	458,938
TJX Companies Incorporated			21,190	615,993	21,190	615,993
Target Corporation	19,400	1,233,258	40,348	2,564,922	59,748	3,798,180
Wal-Mart Stores Incorporated			114,393	4,993,254	114,393	4,993,254
Total General Merchandise Stores		1,233,258		10,299,245		11,532,503
Health Services - 0.16%
Cardinal Health Incorporated			17,373	1,086,334	17,373	1,086,334
Laboratory Corporation of America Holdings†			5,590	437,306	5,590	437,306
Manor Care Incorporated«			3,488	224,627	3,488	224,627
Tenet Healthcare Corporation†			22,583	75,879	22,583	75,879
Watson Pharmaceuticals Incorporated«†			4,885	158,274	4,885	158,274
Total Health Services		—		1,982,420		1,982,420
Holding & Other Investment Offices - 0.65%
Apartment Investment & Management Company Class A			4,610	208,049	4,610	208,049
Archstone-Smith Trust†			10,658	640,972	10,658	640,972
AvalonBay Communities Incorporated			3,800	448,628	3,800	448,628
Boston Properties Incorporated			5,673	589,425	5,673	589,425
Developers Diversified Realty Corporation			5,919	330,695	5,919	330,695
Equity Residential			13,207	559,449	13,207	559,449
General Growth Properties Incorporated«			11,704	627,568	11,704	627,568
Host Hotels & Resorts Incorporated			24,890	558,532	24,890	558,532
Kimco Realty Corporation			12,020	543,424	12,020	543,424
Plum Creek Timber Company«			8,320	372,403	8,320	372,403
ProLogis«			12,246	812,522	12,246	812,522
Public Storage Incorporated			5,932	466,552	5,932	466,552
Simon Property Group Incorporated			10,646	1,064,600	10,646	1,064,600
Vornado Realty Trust«			6,375	697,106	6,375	697,106
Total Holding & Other Investment Offices		—		7,919,925		7,919,925
Home Furniture, Furnishings & Equipment Stores - 0.11%
Bed Bath & Beyond Incorporated†			12,932	441,240	12,932	441,240
Best Buy Company Incorporated			18,971	873,045	18,971	873,045
Circuit City Stores Incorporated			8,031	63,525	8,031	63,525
Total Home Furniture, Furnishings & Equipment Stores		—		1,377,810		1,377,810
Hotels, Rooming Houses, Camps & Other Lodge Places - 0.20%
Hilton Hotels Corporation«			18,605	864,946	18,605	864,946
Marriott International Incorporated Class A			15,229	662,005	15,229	662,005
Starwood Hotels & Resorts Worldwide Incorporated			10,000	607,500	10,000	607,500
Wyndham Worldwide Corporation			8,511	278,827	8,511	278,827
Total Hotels, Rooming Houses, Camps & Other Lodge Places		—		2,413,278		2,413,278

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Balanced Fund		Asset Allocation Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Industrial & Commercial Machinery & Computer Equipment - 4.62%
3M Company	9,800	917,084	34,114	3,192,388	43,914	4,109,472
American Standard Companies Incorporated			8,649	308,077	8,649	308,077
Apple Incorporated†			41,446	6,363,619	41,446	6,363,619
Applied Materials Incorporated			65,678	1,359,535	65,678	1,359,535
Baker Hughes Incorporated«			15,229	1,376,245	15,229	1,376,245
Black & Decker Corporation			3,131	260,812	3,131	260,812
Caterpillar Incorporated	5,000	392,150	30,461	2,389,056	35,461	2,781,206
Cummins Incorporated			4,958	634,079	4,958	634,079
Deere & Company			10,574	1,569,393	10,574	1,569,393
Dell Incorporated†			108,262	2,988,031	108,262	2,988,031
Dover Corporation			9,749	496,712	9,749	496,712
Eaton Corporation			6,943	687,635	6,943	687,635
EMC Corporation			99,954	2,079,043	99,954	2,079,043
Hewlett-Packard Company	34,800	1,732,692	122,867	6,117,548	157,667	7,850,240
Ingersoll-Rand Company Limited Class A«			13,661	744,115	13,661	744,115
Intel Corporation	52,500	1,357,650	278,327	7,197,536	330,827	8,555,186
International Business Machines Corporation«	12,200	1,437,160	64,835	7,637,563	77,035	9,074,723
Lexmark International Incorporated†			4,503	187,010	4,503	187,010
National Oilwell Varco Incorporated†			8,488	1,226,516	8,488	1,226,516
Pall Corporation			5,842	227,254	5,842	227,254
Parker Hannifin Corporation«			5,536	619,091	5,536	619,091
Pitney Bowes Incorporated«			10,479	475,956	10,479	475,956
SanDisk Corporation«†			10,858	598,276	10,858	598,276
Smith International Incorporated			9,556	682,298	9,556	682,298
Solectron Corporation†			43,556	169,868	43,556	169,868
Stanley Works			3,912	219,581	3,912	219,581
Terex Corporation†			4,856	432,281	4,856	432,281
Total Industrial & Commercial Machinery & Computer Equipment		5,836,736		50,239,518		56,076,254
Insurance Agents, Brokers & Service - 0.19%
AON Corporation«			13,953	625,234	13,953	625,234
Humana Incorporated†			8,033	561,346	8,033	561,346
Marsh & McLennan Companies Incorporated			25,831	658,691	25,831	658,691
UnumProvident Corporation			17,195	420,762	17,195	420,762
Total Insurance Agents, Brokers & Service		—		2,266,033		2,266,033
Insurance Carriers - 3.30%
ACE Limited			15,680	949,738	15,680	949,738
Aetna Incorporated			24,372	1,322,668	24,372	1,322,668
AFLAC Incorporated«			23,280	1,327,891	23,280	1,327,891
Allstate Corporation	8,000	457,520	27,880	1,594,457	35,880	2,051,977
Ambac Financial Group Incorporated«			4,848	304,988	4,848	304,988
American International Group Incorporated	17,900	1,210,935	122,215	8,267,845	140,115	9,478,780
Assurant Incorporated«			4,598	245,993	4,598	245,993
Chubb Corporation			18,744	1,005,428	18,744	1,005,428
CIGNA Corporation			13,480	718,349	13,480	718,349
Cincinnati Financial Corporation			8,197	355,016	8,197	355,016
Genworth Financial Incorporated			21,097	648,311	21,097	648,311
Hartford Financial Services Group Incorporated			15,140	1,401,207	15,140	1,401,207
Leucadia National Corporation			7,846	378,334	7,846	378,334
Lincoln National Corporation			12,899	850,947	12,899	850,947
Loews Corporation			21,188	1,024,440	21,188	1,024,440
MBIA Incorporated«			6,030	368,132	6,030	368,132
MetLife Incorporated	17,500	1,220,275	35,404	2,468,721	52,904	3,688,996
MGIC Investment Corporation«			3,905	126,171	3,905	126,171
Principal Financial Group Incorporated			12,658	798,593	12,658	798,593
Prudential Financial Incorporated«			21,875	2,134,563	21,875	2,134,563
SAFECO Corporation			4,961	303,712	4,961	303,712
The Progressive Corporation			34,509	669,820	34,509	669,820
The Travelers Companies Incorporated	13,900	699,726	31,288	1,575,038	45,188	2,274,764
Torchmark Corporation			4,560	284,179	4,560	284,179
UnitedHealth Group Incorporated	12,000	581,160	63,142	3,057,967	75,142	3,639,127
WellPoint Incorporated†	9,800	773,416	28,777	2,271,081	38,577	3,044,497
XL Capital Limited Class A			8,661	685,951	8,661	685,951
Total Insurance Carriers		4,943,032		35,139,540		40,082,572
Leather & Leather Products - 0.07%
Coach Incorporated«†			17,781	840,508	17,781	840,508
Total Leather & Leather Products		—		840,508		840,508
Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods - 0.93%
Agilent Technologies Incorporated«†			18,422	679,403	18,422	679,403
Applera Corporation-Applied Biosystems Group			8,739	302,719	8,739	302,719
Bausch & Lomb Incorporated			2,641	169,024	2,641	169,024
Becton Dickinson & Company	5,500	451,275	11,599	951,698	17,099	1,402,973
Boston Scientific Corporation†			63,581	886,955	63,581	886,955

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Balanced Fund		Asset Allocation Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
C.R. Bard Incorporated«			4,925	434,336	4,925	434,336
Covidien Limited			23,694	983,301	23,694	983,301
Danaher Corporation			11,749	971,760	11,749	971,760
Eastman Kodak Company«			13,678	366,023	13,678	366,023
Millipore Corporation«†			2,571	194,882	2,571	194,882
PerkinElmer Incorporated			5,781	168,863	5,781	168,863
Quest Diagnostics Incorporated			7,450	430,387	7,450	430,387
Raytheon Company			20,842	1,330,136	20,842	1,330,136
Rockwell Automation Incorporated«	11,000	764,610	7,270	505,338	18,270	1,269,948
Tektronix Incorporated			3,618	100,363	3,618	100,363
Teradyne Incorporated†			9,039	124,738	9,039	124,738
Thermo Fisher Scientific Incorporated†			20,330	1,173,448	20,330	1,173,448
Waters Corporation†			4,756	318,272	4,756	318,272
Total Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods		1,215,885		10,091,646		11,307,531
Medical Equipment & Supplies - 0.37%
Medtronic Incorporated	9,400	530,254	54,051	3,049,017	63,451	3,579,271
St. Jude Medical Incorporated†			16,247	716,005	16,247	716,005
Varian Medical Systems Incorporated†			6,024	252,345	6,024	252,345
Total Medical Equipment & Supplies		530,254		4,017,367		4,547,621
Medical Management Services - 0.19%
Coventry Health Care Incorporated†			7,448	463,340	7,448	463,340
Express Scripts Incorporated†			12,288	685,916	12,288	685,916
Medco Health Solutions Incorporated«†			12,904	1,166,393	12,904	1,166,393
Total Medical Management Services		—		2,315,649		2,315,649
Medical Products - 0.86%
Allergan Incorporated			14,655	944,808	14,655	944,808
Baxter International Incorporated			30,727	1,729,316	30,727	1,729,316
Merck & Company Incorporated	14,700	759,843	103,723	5,361,442	118,423	6,121,285
Stryker Corporation«			11,307	777,469	11,307	777,469
Zimmer Holdings Incorporated†			11,256	911,623	11,256	911,623
Total Medical Products		759,843		9,724,658		10,484,501
Metal Mining - 0.24%
Freeport-McMoRan Copper & Gold Incorporated Class B			18,192	1,908,159	18,192	1,908,159
Newmont Mining Corporation			21,519	962,545	21,519	962,545
Total Metal Mining		—		2,870,704		2,870,704
Mining & Quarrying of Nonmetallic Minerals, Except Fuels - 0.03%
Vulcan Materials Company			4,553	405,900	4,553	405,900
Total Mining & Quarrying of Nonmetallic Minerals, Except Fuels		—		405,900		405,900
Miscellaneous Manufacturing Industries - 0.17%
Hasbro Incorporated			7,624	212,557	7,624	212,557
Mattel Incorporated			18,806	441,189	18,806	441,189
Tiffany & Company«			6,516	341,113	6,516	341,113
Tyco International Limited			23,692	1,050,503	23,692	1,050,503
Total Miscellaneous Manufacturing Industries		—		2,045,362		2,045,362
Miscellaneous Retail - 0.74%
CVS Caremark Corporation	21,000	832,230	70,578	2,797,006	91,578	3,629,236
Costco Wholesale Corporation	8,500	521,645	20,871	1,280,853	29,371	1,802,498
Dillard’s Incorporated Class A			2,899	63,285	2,899	63,285
Office Depot Incorporated†			12,999	268,039	12,999	268,039
OfficeMax Incorporated			3,590	123,029	3,590	123,029
RadioShack Corporation«			6,566	135,654	6,566	135,654
Staples Incorporated			34,025	731,197	34,025	731,197
Walgreen Company			47,356	2,237,097	47,356	2,237,097
Total Miscellaneous Retail		1,353,875		7,636,160		8,990,035
Motion Pictures - 0.87%
Walt Disney Company	25,000	859,750	92,502	3,181,144	117,502	4,040,894
News Corporation Class A«			110,330	2,426,157	110,330	2,426,157
Time Warner Incorporated	45,100	828,036	177,734	3,263,196	222,834	4,091,232
Total Motion Pictures		1,687,786		8,870,497		10,558,283
Motor Freight Transportation & Warehousing - 0.50%
FedEx Corporation			14,715	1,541,396	14,715	1,541,396
United Parcel Service Incorporated Class B«	9,700	728,470	50,031	3,757,328	59,731	4,485,798
Total Motor Freight Transportation & Warehousing		728,470		5,298,724		6,027,194
Non-Depository Credit Institutions - 1.06%
American Capital Strategies Limited«			8,956	382,690	8,956	382,690
American Express Company	14,500	860,865	56,374	3,346,924	70,874	4,207,789
CIT Group Incorporated			9,093	365,539	9,093	365,539
Capital One Financial Corporation«			19,906	1,322,356	19,906	1,322,356
Countrywide Financial Corporation«			27,453	521,882	27,453	521,882
Discover Financial Services			22,744	473,075	22,744	473,075
Freddie Mac			30,984	1,828,366	30,984	1,828,366
Fannie Mae			46,393	2,821,158	46,393	2,821,158
SLM Corporation«†			19,664	976,711	19,664	976,711

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Balanced Fund		Asset Allocation Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Total Non-Depository Credit Institutions		860,865		12,038,701		12,899,566
Office Equipment - 0.06%
Xerox Corporation			44,601	773,381	44,601	773,381
Total Office Equipment		—		773,381		773,381
Oil & Gas Extraction - 1.97%
Anadarko Petroleum Corporation«			22,108	1,188,305	22,108	1,188,305
Apache Corporation			15,823	1,425,019	15,823	1,425,019
BJ Services Company«			13,898	368,992	13,898	368,992
Chesapeake Energy Corporation			19,554	689,474	19,554	689,474
Devon Energy Corporation			21,255	1,768,416	21,255	1,768,416
ENSCO International Incorporated			7,053	395,673	7,053	395,673
EOG Resources Incorporated«			11,667	843,874	11,667	843,874
Halliburton Company	27,800	1,067,520	42,424	1,629,082	70,224	2,696,602
Nabors Industries Limited«†			13,401	412,349	13,401	412,349
Noble Corporation			12,795	627,595	12,795	627,595
Occidental Petroleum Corporation			39,592	2,537,055	39,592	2,537,055
Rowan Companies Incorporated			5,266	192,630	5,266	192,630
Schlumberger Limited«	10,300	1,081,500	56,812	5,965,260	67,112	7,046,760
Transocean Incorporated«†			13,786	1,558,507	13,786	1,558,507
Weatherford International Limited†			16,060	1,078,911	16,060	1,078,911
XTO Energy Incorporated			18,388	1,137,093	18,388	1,137,093
Total Oil & Gas Extraction		2,149,020		21,818,235		23,967,255
Paper & Allied Products - 0.13%
Bemis Company Incorporated«			4,980	144,968	4,980	144,968
International Paper Company«			20,475	734,438	20,475	734,438
MeadWestvaco Corporation			8,741	258,122	8,741	258,122
Pactiv Corporation†			6,230	178,552	6,230	178,552
Temple-Inland Incorporated			5,050	265,782	5,050	265,782
Total Paper & Allied Products		—		1,581,862		1,581,862
Personal Services - 0.05%
H & R Block Incorporated«			15,471	327,676	15,471	327,676
Cintas Corporation«			6,429	238,516	6,429	238,516
Total Personal Services		—		566,192		566,192
Petroleum Refining & Related Industries - 4.39%
Ashland Incorporated			2,664	160,399	2,664	160,399
Chevron Corporation	15,700	1,469,206	101,594	9,507,167	117,294	10,976,373
ConocoPhillips	13,800	1,211,226	77,549	6,806,476	91,349	8,017,702
Exxon Mobil Corporation	32,300	2,989,688	264,328	24,466,200	296,628	27,455,888
Hess Corporation			13,184	877,132	13,184	877,132
Marathon Oil Corporation«	14,600	832,492	32,460	1,850,869	47,060	2,683,361
Murphy Oil Corporation«			8,983	627,822	8,983	627,822
Sunoco Incorporated			5,736	405,994	5,736	405,994
Tesoro Petroleum Corporation			6,521	300,096	6,521	300,096
Valero Energy Corporation			26,394	1,773,149	26,394	1,773,149
Total Petroleum Refining & Related Industries		6,502,612		46,775,304		53,277,916
Pipelines - 0.08%
The Williams Companies Incorporated			28,606	974,320	28,606	974,320
Total Pipelines		—		974,320		974,320
Primary Metal Industries - 0.38%
Alcoa Incorporated			42,132	1,648,204	42,132	1,648,204
Allegheny Technologies Incorporated«			4,871	535,566	4,871	535,566
Nucor Corporation			13,720	815,928	13,720	815,928
Precision Castparts Corporation			6,570	972,229	6,570	972,229
United States Steel Corporation			5,633	596,760	5,633	596,760
Total Primary Metal Industries		—		4,568,687		4,568,687
Printing, Publishing & Allied Industries - 0.39%
CBS Corporation Class B«			32,642	1,028,223	32,642	1,028,223
Dow Jones & Company Incorporated			3,109	185,607	3,109	185,607
E.W. Scripps Company Class A«			4,277	179,634	4,277	179,634
Gannett Company Incorporated«			11,099	485,028	11,099	485,028
McGraw-Hill Companies Incorporated			16,151	822,247	16,151	822,247
Meredith Corporation			1,833	105,031	1,833	105,031
New York Times Company Class A«			6,859	135,534	6,859	135,534
RR Donnelley & Sons Company			10,585	386,988	10,585	386,988
Tribune Company«			3,668	100,210	3,668	100,210
Viacom Incorporated Class B«†			32,723	1,275,215	32,723	1,275,215
Total Printing, Publishing & Allied Industries		—		4,703,717		4,703,717
Railroad Transportation - 0.37%
Burlington Northern Santa Fe Corporation			14,317	1,162,111	14,317	1,162,111
CSX Corporation			20,922	893,997	20,922	893,997
Norfolk Southern Corporation			18,758	973,728	18,758	973,728
Union Pacific Corporation			12,696	1,435,410	12,696	1,435,410
Total Railroad Transportation		—		4,465,246		4,465,246
Real Estate - 0.02%
CB Richard Ellis Group Incorporated Class A†			9,397	261,616	9,397	261,616
Total Real Estate		—		261,616		261,616

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Balanced Fund		Asset Allocation Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Rubber & Miscellaneous Plastics Products - 0.04%
The Goodyear Tire & Rubber Company«†			10,056	305,803	10,056	305,803
Sealed Air Corporation			7,697	196,735	7,697	196,735
Total Rubber & Miscellaneous Plastics Products		—		502,538		502,538
Security & Commodity Brokers, Dealers, Exchanges & Services - 1.77%
Ameriprise Financial Incorporated			11,213	707,652	11,213	707,652
Bear Stearns Companies Incorporated«			5,534	679,631	5,534	679,631
Charles Schwab Corporation			45,169	975,650	45,169	975,650
CME Group Incorporated			2,531	1,486,583	2,531	1,486,583
E*TRADE Financial Corporation«†			20,267	264,687	20,267	264,687
Federated Investors Incorporated Class B			4,172	165,628	4,172	165,628
Franklin Resources Incorporated			7,736	986,340	7,736	986,340
Goldman Sachs Group Incorporated	4,500	975,330	19,333	4,190,234	23,833	5,165,564
InterContinental Exchange Incorporated†			3,302	501,574	3,302	501,574
Legg Mason Incorporated			6,327	533,303	6,327	533,303
Lehman Brothers Holdings Incorporated	7,600	469,148	25,296	1,561,522	32,896	2,030,670
Merrill Lynch & Company Incorporated	6,700	477,576	41,077	2,927,969	47,777	3,405,545
Morgan Stanley	12,100	762,300			12,100	762,300
Morgan Stanley«			50,163	3,160,269	50,163	3,160,269
T. Rowe Price Group Incorporated«			12,637	703,755	12,637	703,755
Total Security & Commodity Brokers, Dealers, Exchanges & Services		2,684,354		18,844,797		21,529,151
Stone, Clay, Glass & Concrete Products - 0.15%
Corning Incorporated			74,967	1,847,937	74,967	1,847,937
Total Stone, Clay, Glass & Concrete Products		—		1,847,937		1,847,937
Tobacco Products - 0.72%
Altria Group Incorporated	11,600	806,548	100,331	6,976,014	111,931	7,782,562
Reynolds American Incorporated«			8,154	518,513	8,154	518,513
UST Incorporated			7,595	376,712	7,595	376,712
Total Tobacco Products		806,548		7,871,239		8,677,787
Transportation By Air - 0.04%
Southwest Airlines Company			35,616	527,117	35,616	527,117
Total Transportation By Air		—		527,117		527,117
Transportation Equipment - 2.05%
Boeing Company			37,350	3,921,377	37,350	3,921,377
Brunswick Corporation«			4,237	96,858	4,237	96,858
Ford Motor Company«†			100,064	849,543	100,064	849,543
General Dynamics Corporation	7,400	625,078	19,335	1,633,227	26,735	2,258,305
General Motors Corporation«			26,968	989,726	26,968	989,726
Genuine Parts Company			8,098	404,900	8,098	404,900
Goodrich Corporation			5,968	407,197	5,968	407,197
Harley-Davidson Incorporated	3,500	161,735	11,971	553,180	15,471	714,915
Honeywell International Incorporated	20,800	1,236,976	35,667	2,121,116	56,467	3,358,092
ITT Corporation			8,630	586,236	8,630	586,236
Johnson Controls Incorporated			9,436	1,114,486	9,436	1,114,486
Lockheed Martin Corporation			16,547	1,795,184	16,547	1,795,184
Northrop Grumman Corporation			16,379	1,277,562	16,379	1,277,562
Paccar Incorporated«			11,847	1,009,957	11,847	1,009,957
Textron Incorporated			11,900	740,299	11,900	740,299
United Technologies Corporation	19,200	1,545,216	47,267	3,804,048	66,467	5,349,264
Total Transportation Equipment		3,569,005		21,304,896		24,873,901
Transportation Services - 0.04%
C.H. Robinson Worldwide Incorporated			8,225	446,535	8,225	446,535
Total Transportation Services		—		446,535		446,535
Travel & Recreation - 0.08%
Carnival Corporation«			20,795	1,007,102	20,795	1,007,102
Total Travel & Recreation		—		1,007,102		1,007,102
Wholesale Trade Non-Durable Goods - 0.43%
AmerisourceBergen Corporation			8,586	389,203	8,586	389,203
Brown-Forman Corporation Class B«			4,121	308,704	4,121	308,704
Dean Foods Company†			6,172	157,880	6,172	157,880
McKesson Corporation			14,107	829,351	14,107	829,351
Nike Incorporated Class B	9,600	563,136	18,426	1,080,869	28,026	1,644,005
SUPERVALU Incorporated			10,013	390,607	10,013	390,607
Sysco Corporation	13,000	462,670	29,070	1,034,601	42,070	1,497,271
Total Wholesale Trade Non-Durable Goods		1,025,806		4,191,215		5,217,021
Wholesale Trade-Durable Goods - 0.16%
Kimberly-Clark Corporation			20,284	1,425,154	20,284	1,425,154
Patterson Companies Incorporated†			6,669	257,490	6,669	257,490
W.W. Grainger Incorporated			3,418	311,687	3,418	311,687
Total Wholesale Trade-Durable Goods		—		1,994,331		1,994,331

Total Common Stocks ( Cost $57,664,427, $509,280,832 and $566,945,259, respectively)		74,818,829		641,938,359		716,757,188

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Balanced Fund		Asset Allocation Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Corporate Bonds & Notes - 1.08%
Agricultural Production Crops - 0.02%
Bunge Limited Finance Corporation , 4.375% , Due 12/15/2008	275,000	272,032			275,000	272,032
Total Agricultural Production Crops	275,000	272,032		—		272,032
Chemicals & Allied Products - 0.02%
Johnson & Johnson , 5.55% , Due 8/15/2017	185,000	187,937			185,000	187,937
Total Chemicals & Allied Products	185,000	187,937		—		187,937
Communications - 0.15%

British Telecommunications plc , 8.625% , Due 12/15/2010	265,000	291,751			265,000	291,751
Comcast Corporation , 5.875% , Due 2/15/2018	260,000	255,747			260,000	255,747
Telecom Italia Capital SA , 5.25% , Due 11/15/2013	45,000	43,672			45,000	43,672

Time Warner Cable Incorporated , 5.85% , Due 5/1/2017††	135,000	131,248			135,000	131,248
Valor Telecommunications Enterprises , 7.75% , Due 2/15/2015	235,000	246,297			235,000	246,297
Verizon (Florida) Incorporated Series F , 6.125% , Due 1/15/2013	235,000	243,078			235,000	243,078
Verizon (Virginia) Incorporated Series A , 4.625% , Due 3/15/2013	275,000	265,460			275,000	265,460
Vodafone Group plc , 7.75% , Due 2/15/2010	280,000	295,630			280,000	295,630
Total Communications	1,730,000	1,772,883		—		1,772,883
Depository Institutions - 0.19%
Citigroup Incorporated , 6.00% , Due 8/15/2017«	375,000	383,709			375,000	383,709
JPMorgan Chase & Company , 5.125% , Due 9/15/2014«	545,000	531,576			545,000	531,576
JPMorgan Chase & Company , 6.625% , Due 3/15/2012	300,000	314,903			300,000	314,903
M&T Bank Corporation , 3.85% , Due 4/1/2013±††	250,000	247,695			250,000	247,695
Wachovia Corporation , 5.75% , Due 6/15/2017«	510,000	511,932			510,000	511,932
Washington Mutual Bank , 5.125% , Due 1/15/2015	290,000	270,105			290,000	270,105
Total Depository Institutions	2,270,000	2,259,920		—		2,259,920
Electric, Gas & Sanitary Services - 0.11%
Carolina Power & Light Company , 6.5% , Due 7/15/2012	190,000	199,283			190,000	199,283
CenterPoint Energy Houston Electric LLC Series J2 , 5.70% , Due 3/15/2013«	260,000	260,485			260,000	260,485
MidAmerican Energy Holdings , 5.875% , Due 10/1/2012	220,000	223,397			220,000	223,397
PSI Energy Incorporated , 6.05% , Due 6/15/2016	250,000	251,164			250,000	251,164
Southwestern Electric Power , 4.9% , Due 7/1/2015	365,000	339,764			365,000	339,764
Total Electric, Gas & Sanitary Services	1,285,000	1,274,093		—		1,274,093
Electronic & Other Electrical Equipment & Components, Except Computer Equipment - 0.05%
Cisco Systems Incorporated , 5.50% , Due 2/22/2016«	220,000	218,529			220,000	218,529
General Electric Capital Corporation Series MTN , 5.65% , Due 6/9/2014«	390,000	394,274			390,000	394,274
Total Electronic & Other Electrical Equipment & Components, Except Computer Equipment	610,000	612,803		—		612,803
Food & Kindred Products - 0.04%
HJ Heinz Company , 6.428% , Due 12/1/2008††	200,000	203,164			200,000	203,164
Miller Brewing Corporation , 5.50% , Due 8/15/2013††	265,000	259,735			265,000	259,735
Total Food & Kindred Products	465,000	462,899		—		462,899
Food Stores - 0.03%
Kroger Company , 6.75% , Due 4/15/2012	170,000	178,767			170,000	178,767
Safeway Incorporated , 5.625% , Due 8/15/2014	235,000	231,687			235,000	231,687
Total Food Stores	405,000	410,454		—		410,454
Holding & Other Investment Offices - 0.04%
ERP Operating LP , 5.125% , Due 3/15/2016	210,000	194,624			210,000	194,624
Simon Property Group LP , 6.375% , Due 11/15/2007	260,000	260,109			260,000	260,109
Total Holding & Other Investment Offices	470,000	454,733		—		454,733
Insurance Carriers - 0.03%
ING (USA) Global Funding Trust , 4.50% , Due 10/1/2010	250,000	247,445			250,000	247,445

Willis North America Incorporated , 6.20% , Due 3/28/2017	175,000	173,639			175,000	173,639
Total Insurance Carriers	425,000	421,084		—		421,084
Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods - 0.02%
Fisher Scientific International Incorporated , 6.125% , Due 7/1/2015	285,000	279,801			285,000	279,801
Total Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods	285,000	279,801		—		279,801
Miscellaneous Retail - 0.01%
CVS Caremark Corporation , 5.75% , Due 6/1/2017	160,000	156,168			160,000	156,168
Total Miscellaneous Retail	160,000	156,168		—		156,168
Non-Depository Credit Institutions - 0.10%
General Electric Capital Corporation Series MTN , 5.625% , Due 9/15/2017«	255,000	254,930			255,000	254,930
General Electric Capital Corporation Series MTNA , 6.50% , Due 12/10/2007	250,000	250,518			250,000	250,518

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Balanced Fund		Asset Allocation Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
General Motors Acceptance Corporation , 6.875% , Due 9/15/2011«	370,000	352,116			370,000	352,116
HSBC Finance Corporation , 5.90% , Due 6/19/2012	405,000	410,179			405,000	410,179
Total Non-Depository Credit Institutions	1,280,000	1,267,743		—		1,267,743
Oil & Gas Extraction - 0.06%
Halliburton Company , 5.50% , Due 10/15/2010	255,000	257,961			255,000	257,961
Pemex Project Funding Master Trust , 8% , Due 11/15/2011	275,000	300,713			275,000	300,713
XTO Energy Incorporated , 5.30% , Due 6/30/2015	225,000	216,303			225,000	216,303
Total Oil & Gas Extraction	755,000	774,977		—		774,977
Railroad Transportation - 0.03%
Union Pacific Corporation , 5.75% , Due 10/15/2007	305,000	305,027			305,000	305,027
Total Railroad Transportation	305,000	305,027		—		305,027
Real Estate Investment Trusts (REITS) - 0.03%
AvalonBay Communities Series MTN , 6.625% , Due 9/15/2011	240,000	249,522			240,000	249,522
International Lease Finance Corporation Series MTN , 5.65% , Due 6/1/2014	175,000	173,050			175,000	173,050
Total Real Estate Investment Trusts (REITS)	415,000	422,572		—		422,572
Security & Commodity Brokers, Dealers, Exchanges & Services - 0.13%
Discover Financial Services , 6.45% , Due 6/12/2017††	310,000	300,744			310,000	300,744
Goldman Sachs Group Incorporated , 5.125% , Due 1/15/2015	550,000	528,090			550,000	528,090
Lehman Brothers Holdings Incorporated Series MTN , 6.00% , Due 7/19/2012«	735,000	746,393			735,000	746,393
Total Security & Commodity Brokers, Dealers, Exchanges & Services	1,595,000	1,575,227		—		1,575,227
Transportation Equipment - 0.02%
DaimlerChrysler NA Holding Corporation , 7.75% , Due 1/18/2011	190,000	203,551			190,000	203,551
Total Transportation Equipment	190,000	203,551		—		203,551

Total Corporate Bonds and Notes (Cost $13,129,751, $0 and $13,129,751, respectively)		13,113,904		—		13,113,904

Foreign Corporate Bonds - 0.13%
Deutsche Telekom International Finance BV , 8% , Due 6/15/2010	240,000	257,083			240,000	257,083
Diageo Capital plc , 4.375% , Due 5/3/2010	280,000	276,228			280,000	276,228
Encana Corporation , 4.60% , Due 8/15/2009	285,000	283,146			285,000	283,146
Telecom Italia Capital , 4.95% , Due 9/30/2014	280,000	264,646			280,000	264,646
Telefonica Emisiones SAU , 5.984% , Due 6/20/2011	265,000	269,612			265,000	269,612
Thomson Corporation , 5.70% , Due 10/1/2014	255,000	252,838			255,000	252,838

Total Foreign Corporate Bonds (Cost $1,610,394, $0 and $1,610,394, respectively)		1,603,553		—		1,603,553

Foreign Government Bonds - 0.03%
ICICI Bank Limited , 6.625% , Due 10/3/2012††	195,000	194,836			195,000	194,836
United Mexican States , 7.5% , Due 1/14/2012«	160,000	174,880			160,000	174,880
United Mexican States , 5.625% , Due 1/15/2017	40,000	39,880			40,000	39,880

Total Foreign Government Bonds (Cost $407,144, $0 and $407,144, respectively)		409,596		—		409,596

US Treasury Securities - 36.08%
US Treasury Bills - 1.23%
US Treasury Bill , 3.732% , Due 10/25/2007^#	10,000	9,975			10,000	9,975
US Treasury Bill , 3.995% , Due 2/7/2008^#			13,525,000	13,338,314	13,525,000	13,338,314
US Treasury Bill , 4.168%, Due 02/07/2008^#			95,000	93,689	95,000	93,689
US Treasury Bill , 4.625% , Due 3/31/2008	660,000	661,547			660,000	661,547
US Treasury Bill , 4.754% , Due 11/8/2007^#			305,000	303,768	305,000	303,768
US Treasury Bill , 4.828% , Due 10/25/2007^#	10,000	9,974			10,000	9,974
US Treasury Bill , 4.887% , Due 11/8/2007^#			510,000	507,939	510,000	507,939
Total US Treasury Bills		681,496		14,243,710		14,925,206
US Treasury Bonds - 33.79%
US Treasury Bond , 10.375% , Due 11/15/2012	1,985,000	2,000,352			1,985,000	2,000,352
US Treasury Bond , 5.25% , Due 11/15/2028«			39,694,000	41,604,274	39,694,000	41,604,274
US Treasury Bond , 5.25% , Due 2/15/2029«			40,621,000	42,575,886	40,621,000	42,575,886
US Treasury Bond , 5.375% , Due 2/15/2031«			63,016,000	67,456,675	63,016,000	67,456,675
US Treasury Bond , 5.50% , Due 8/15/2028«			41,381,000	44,665,617	41,381,000	44,665,617
US Treasury Bond , 6.125% , Due 11/15/2027«			79,398,000	91,872,140	79,398,000	91,872,140
US Treasury Bond , 6.125% , Due 8/15/2029«			37,934,000	44,252,363	37,934,000	44,252,363
US Treasury Bond , 6.25% , Due 5/15/2030«			63,017,000	74,911,459	63,017,000	74,911,459
US Treasury Bond , 8.75% , Due 5/15/2017«	725,000	954,847			725,000	954,847
Total US Treasury Bonds		2,955,199		407,338,414		410,293,613
US Treasury Notes - 1.07%
US Treasury Note , 4.25% , Due 10/15/2010«	6,676,000	6,718,246			6,676,000	6,718,246

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Balanced Fund		Asset Allocation Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
US Treasury Note , 4.25% , Due 11/15/2013	755,000	752,817			755,000	752,817
US Treasury Note , 4.50% , Due 2/15/2009«	310,000	312,107			310,000	312,107
US Treasury Note , 4.625% , Due 12/31/2011«	1,880,000	1,912,900			1,880,000	1,912,900
US Treasury Note , 4.625% , Due 2/15/2017«	305,000	306,406			305,000	306,406
US Treasury Note , 4.75% , Due 8/15/2017«	625,000	633,399			625,000	633,399
US Treasury Note , 4.875% , Due 6/30/2012«	605,000	621,921			605,000	621,921
US Treasury Note , 4.875% , Due 8/15/2016«	1,695,000	1,734,727			1,695,000	1,734,727
Total US Treasury Notes		12,992,523		—		12,992,523

Total US Treasury Securities (Cost $16,779,354, $404,812,098 and $421,591,452, respectively)		16,629,218		421,582,124		438,211,342

Collateral for Securities Lending - 44.87%
Collateral Invested in Other Assets
Alpine Securitization Corporation , 5.30% , Due 10/3/2007	773,541	773,317	11,753,676	11,750,268	12,527,217	12,523,585
American Express Bank FSB Series BKNT , 5.23% , Due 11/21/2007±	96,693	96,668	1,469,210	1,468,828	1,565,903	1,565,496
American General Finance Corporation , 5.48% , Due 1/18/2008±	1,064	1,064	16,161	16,161	17,225	17,225
Atlantic Asset Securitization Corporation , 5.30% , Due 10/2/2007††	290,078	290,035	4,407,629	4,406,967	4,697,707	4,697,002
Atlantic Asset Securitization Corporation , 5.30% , Due 10/24/2007	314,164	313,112	4,773,609	4,757,617	5,087,773	5,070,729
Atlas Capital Funding Corporation , 5.12% , Due 4/25/2008±††	386,771	386,759	5,876,838	5,876,662	6,263,609	6,263,421
Atlas Capital Funding Corporation Series MTN1 , 5.03% , Due 10/25/2007±††	241,732	241,734	3,673,024	3,673,061	3,914,756	3,914,795
Bank of Montreal , 5.08% , Due 10/22/2007	290,078	290,037	4,407,629	4,407,011	4,697,707	4,697,048
Barclays Repurchase Agreement - 102% collateralized (Maturity Value $870,365) , 5.40% , Due 10/1/2007; (Maturity Value for Asset Allocation $13,224,869)	870,234	870,234	13,222,886	13,222,886	14,093,120	14,093,120
Barton Capital Corporation , 5.23% , Due 10/2/2007	483,463	483,391	7,346,048	7,344,946	7,829,511	7,828,337
Barton Capital Corporation , 5.24% , Due 10/15/2007	386,771	385,982	5,876,838	5,864,849	6,263,609	6,250,831
BASF Finance Europe NV , 5.35% , Due 10/17/2008±††	483,463	483,507	7,346,048	7,346,709	7,829,511	7,830,216
Bear Stearns & Company Incorporated , 5.33% , Due 10/5/2007±	241,732	241,732	3,673,024	3,673,024	3,914,756	3,914,756
Bear Stearns & Company Incorporated International Repurchase Agreement - 102% collateralized (Maturity Value $483,534) , 5.30% , Due 10/1/2007; (Maturity Value for Asset Allocation $7,347,130)	483,463	483,463	7,346,048	7,346,048	7,829,511	7,829,511
Bear Stearns & Company Incorporated Repurchase Agreement - 102% collateralized (Maturity Value $1,208,838) , 5.35% , Due 10/1/2007; (Maturity Value for Asset Allocation $18,367,848)	1,208,658	1,208,658	18,365,119	18,365,119	19,573,777	19,573,777
Bear Stearns & Company Incorporated Series MTN , 5.37% , Due 10/3/2007±	466,542	466,542	7,088,936	7,088,936	7,555,478	7,555,478

BNP Paribas , 5.33% , Due 5/7/2008±	290,078	289,872	4,407,629	4,404,499	4,697,707	4,694,371
BNP Paribas Repurchase Agreement - 102% collateralized (Maturity Value $483,535) , 5.33% , Due 10/1/2007; (Maturity Value for Asset Allocation $7,347,136)	483,463	483,463	7,346,048	7,346,048	7,829,511	7,829,511
Cancara Asset Securitization Limited , 5.19% , Due 10/17/2007††	145,039	144,701	2,203,814	2,198,679	2,348,853	2,343,380
Chariot Funding LLC , 5.31% , Due 10/9/2007††	145,039	144,869	2,203,814	2,201,236	2,348,853	2,346,105
Chariot Funding LLC , 5.37% , Due 10/4/2007††	386,771	386,601	5,876,838	5,874,252	6,263,609	6,260,853
Cheyne Finance LLC , 4.98% , Due 2/25/2008±††	275,574	263,997	4,187,247	4,011,341	4,462,821	4,275,338
CIT Group Incorporated , 5.67% , Due 12/19/2007±	96,693	96,173	1,469,210	1,461,320	1,565,903	1,557,493
Citigroup Repurchase Agreement - 102% collateralized (Maturity Value $2,175,907) , 5.33% , Due 10/1/2007; (Maturity Value for Asset Allocation $35,411,123)	2,175,585	2,175,585	35,405,881	35,405,881	37,581,466	37,581,466

Clipper Receivables Corporation , 5.22% , Due 10/1/2007††	48,346	48,346	734,605	734,605	782,951	782,951
Cobbler Funding Limited , 5.13% , Due 10/25/2007††			54,688,984	54,497,572	54,688,984	54,497,572
Credit Agricole SA , 5.49% , Due 2/25/2008	217,559	217,428	3,305,721	3,303,738	3,523,280	3,521,166
Credit Suisse First Boston (USA) Incorporated Series MTN , 5.97% , Due 10/29/2007±	22,143	22,156	336,449	336,654	358,592	358,810

Credit Suisse First Boston Repurchase Agreement - 102% collateralized (Maturity Value $1,553,512) , 5.35% , Due 10/1/2007; (Maturity Value for Asset Allocation $23,605,044)	1,553,281	1,553,281	23,601,537	23,601,537	25,154,818	25,154,818
Cullinan Finance Corporation , 5.32% , Due 8/4/2008±††	241,732	241,679	3,673,024	3,672,216	3,914,756	3,913,895
Ebbets Funding LLC , 5.90% , Due 10/1/2007††	454,456	454,456	6,905,285	6,905,285	7,359,741	7,359,741
Erasmus Capital Corporation , 5.34% , Due 10/10/2007††	193,385	193,132	2,938,419	2,934,570	3,131,804	3,127,702
Erasmus Capital Corporation , 5.65% , Due 10/1/2007††	676,849	676,849	10,284,467	10,284,467	10,961,316	10,961,316
Fairway Finance Corporation , 5.30% , Due 10/5/2007††	483,463	483,183	7,346,048	7,341,787	7,829,511	7,824,970
Fairway Finance Corporation , 5.31% , Due 10/10/2007††	87,023	86,909	1,322,289	1,320,556	1,409,312	1,407,465

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Balanced Fund		Asset Allocation Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Falcon Asset Securitization Corporation , 5.35% , Due 11/6/2007	145,039	144,279	2,203,814	2,192,266	2,348,853	2,336,545
Fountain Square Commercial Funding Corporation , 5.38% , Due 10/31/2007	96,693	96,270	1,469,210	1,462,789	1,565,903	1,559,059
Galleon Capital LLC , 5.25% , Due 10/2/2007††	241,732	241,695	3,673,024	3,672,473	3,914,756	3,914,168
Galleon Capital LLC , 5.28% , Due 10/1/2007††	290,078	290,078	4,407,629	4,407,629	4,697,707	4,697,707
Galleon Capital LLC , 5.34% , Due 10/19/2007	367,432	366,469	5,582,996	5,568,369	5,950,428	5,934,838
General Electric Capital Assurance Company , 5.83% , Due 6/16/2008±	154,708	154,708	2,350,735	2,350,735	2,505,443	2,505,443
ING (USA) Annuity & Life Insurance Company , 5.82% , Due 8/16/2008±	338,424	338,424	5,142,233	5,142,233	5,480,657	5,480,657
K2 (USA) LLC , 6.11% , Due 10/5/2007	949,522	948,971	14,427,637	14,419,269	15,377,159	15,368,240
Kestrel Funding US LLC , 5.10% , Due 2/25/2008±††	348,094	347,773	5,289,154	5,284,288	5,637,248	5,632,061
Liberty Light US Capital , 5.02% , Due 11/21/2007±††	24,173	24,143	367,302	366,847	391,475	390,990
Liberty Street Funding Corporation , 5.26% , Due 10/9/2007††	386,548	386,096	5,873,459	5,866,587	6,260,007	6,252,683
Liquid Funding Limited , 5.70% , Due 6/11/2008±††	725,195	725,790	11,019,071	11,028,107	11,744,266	11,753,897
M&I Marshall & Ilsley Bank Series BKNT , 5.53% , Due 2/15/2008±	9,669	9,673	146,921	146,978	156,590	156,651
Merrill Lynch & Company Incorporated Series MTNB , 5.44% , Due 1/2/2008±	7,252	7,251	110,191	110,170	117,443	117,421
MetLife Global Funding I , 5.13% , Due 10/21/2008±††	241,732	241,507	3,673,024	3,669,608	3,914,756	3,911,115
Morgan Stanley , 5.32% , Due 4/7/2008±	145,039	145,039	2,203,814	2,203,814	2,348,853	2,348,853
Morgan Stanley , 5.48% , Due 11/9/2007±	20,789	20,786	315,880	315,830	336,669	336,616

Morgan Stanley Repurchase Agreement - 102% collateralized (Maturity Value $1,532,265) , 5.33% , Due 10/1/2007; (Maturity Value for Asset Allocation $23,282,206)	1,532,038	1,532,038	23,278,759	23,278,759	24,810,797	24,810,797
Morgan Stanley Repurchase Agreement - 102% collateralized (Maturity Value $773,656) , 5.33% , Due 10/1/2007; (Maturity Value for Asset Allocation $11,755,416)	773,541	773,541	11,753,676	11,753,676	12,527,217	12,527,217

Morgan Stanley Series EXL , 5.83% , Due 10/14/2008±	148,665	148,509	2,258,910	2,256,538	2,407,575	2,405,047
Natexis Banques Populaires , 5.35% , Due 11/9/2007±††	241,732	241,911	3,673,024	3,675,742	3,914,756	3,917,653
Nieuw Amsterdam Receivables Corporation , 5.35% , Due 10/1/2007††	570,487	570,487	8,668,336	8,668,336	9,238,823	9,238,823

Perry Global Funding LLC Series A , 5.59% , Due 10/11/2007	435,117	434,482	6,611,443	6,601,790	7,046,560	7,036,272
Premium Asset Trust , 5.50% , Due 7/15/2008±††	172,113	172,306	2,615,193	2,618,122	2,787,306	2,790,428

Racers Trust Series 2004-6-MM , 5.19% , Due 3/24/2008±††	454,020	453,484	6,898,673	6,890,519	7,352,693	7,344,003
Regency Markets #1 LLC , 5.21% , Due 10/12/2007††	642,233	641,205	9,758,490	9,742,876	10,400,723	10,384,081
Regency Markets #1 LLC , 5.25% , Due 10/4/2007††	145,039	144,975	2,203,814	2,202,845	2,348,853	2,347,820

Royal Bank of Scotland Group plc , 5.55% , Due 10/5/2007	193,385	193,389	2,938,419	2,938,478	3,131,804	3,131,867
Scaldis Capital Limited , 5.26% , Due 10/4/2007††	773,541	773,201	11,753,676	11,748,505	12,527,217	12,521,706
Scaldis Capital Limited , 5.29% , Due 10/22/2007	149,874	149,415	2,277,275	2,270,306	2,427,149	2,419,721
Sedna Finance Incorporated Series MTN , 5.33% , Due 10/26/2007±††	174,047	174,028	2,644,577	2,644,286	2,818,624	2,818,314

Sheffield Receivables Corporation , 5.25% , Due 10/5/2007††	133,436	133,358	2,027,509	2,026,333	2,160,945	2,159,691
SLM Corporation , 5.81% , Due 5/12/2008±††	193,385	191,689	2,938,419	2,912,649	3,131,804	3,104,338
Stanfield Victoria Funding LLC , 5.36% , Due 4/3/2008±††	386,771	386,635	5,876,838	5,874,781	6,263,609	6,261,416
Thames Asset Global Securitization #1 Incorporated , 5.3471% , Due 10/15/2007††	676,849	675,468	10,284,467	10,263,486	10,961,316	10,938,954

The Travelers Insurance Company , 5.89% , Due 2/8/2008±	185,834	185,830	2,823,674	2,823,617	3,009,508	3,009,447

Thunder Bay Funding Incorporated , 5.31% , Due 10/9/2007	232,933	232,660	3,539,326	3,535,185	3,772,259	3,767,845

Thunder Bay Funding Incorporated , 5.32% , Due 10/25/2007	145,039	144,531	2,203,814	2,196,101	2,348,853	2,340,632
Transamerica Occidental Life Insurance , 5.45% , Due 8/1/2008±	966,927	966,927	14,692,095	14,692,095	15,659,022	15,659,022
UniCredito Italiano Bank (Ireland) Series LIB , 5.84% , Due 10/8/2008±††	241,732	241,289	3,673,024	3,666,302	3,914,756	3,907,591
UniCredito Italiano Bank (New York) Series YCD , 5.62% , Due 12/3/2007±	52,214	52,223	793,373	793,513	845,587	845,736
UniCredito Italiano Bank (New York) Series YCD , 5.70% , Due 12/13/2007±	16,438	16,440	249,766	249,793	266,204	266,233
Versailles CDS LLC , 5.39% , Due 10/16/2007	96,693	96,481	1,469,210	1,465,992	1,565,903	1,562,473
Versailles CDS LLC , 5.40% , Due 10/23/2007	357,763	356,614	5,436,075	5,418,625	5,793,838	5,775,239
Victoria Finance LLC , 5.34% , Due 8/7/2008±††	241,732	241,732	3,673,024	3,673,024	3,914,756	3,914,756
Victoria Finance LLC , 5.84% , Due 5/2/2008±††	241,732	241,734	3,673,024	3,673,024	3,914,756	3,914,758
World Savings Bank FSB Series BKNT , 5.36% , Due 10/19/2007±	967	967	14,692	14,693	15,659	15,660
Zela Finance Corporation , 5.32% , Due 10/26/2007	96,693	96,340	1,469,210	1,463,845	1,565,903	1,560,185
Total Collateral Invested in Other Assets		30,131,756		514,687,163		544,818,919

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Balanced Fund		Asset Allocation Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Total Collateral for Securities Lending (Cost $30,131,756, $514,687,163 and $544,818,919, respectively)		30,131,756		514,687,163		544,818,919

Short-Term Investments (a) - 1.76%
Mutual Funds - 1.75%
Wells Fargo Advantage Money Market Trust ‡~	3,032,921	3,032,921	18,171,531	18,171,531	21,204,452	21,204,452
Total Mutual Funds		3,032,921		18,171,531		21,204,452

Total Short-Term Investments (Cost $3,032,921, $18,171,531 and $21,204,452, respectively)		3,032,921		18,171,531		21,204,452

Total Investments in Securities (Cost $141,216,274, $1,446,951,624 and $1,588,167,898, respectively) 144.48%*		158,139,045		1,596,379,177		1,754,518,222
Other Assets and Liabilities, Net - (44.48%)		(29,342,655)		(510,812,348)		(540,155,003)

Net Assets - 100.0%		$128,796,390		$1,085,566,829		$1,214,363,219

«	All or a portion of this security is on loan. (See Note 2)
†	Non-income earning securities.
‡	Security of an affiliate of the fund with a cost of $21,204,452.
±	Variable rate investments.
††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
^	Zero coupon bond. Interest rate presented is yield to maturity.
#	Security pledged as collateral for futures transactions. (See Note 2)
~	This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

Balanced Fund		Asset Allocation Fund		Pro Forma Combined
Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these proforma financial statements.

Proforma Statement of Assets and Liabilities - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Balanced Fund	Asset Allocation Fund	Proforma Adjustments		Proforma Combined
Assets
Investments
In securities, at market value	$124,974,368	$1,057,846,324			$1,182,820,692
Collateral for securities loaned	30,131,756	514,687,163			544,818,919
Investments in affiliates	3,032,921	23,845,690			26,878,611

Total investments at market value (see cost below)	158,139,045	1,596,379,177	—		1,754,518,222

Cash	—	100,000			100,000
Receivable for Fund shares issued	8,938	198,051			206,989
Receivable for investments sold	1,813,172	436,017			2,249,189
Receivables for dividends and interest	713,161	6,225,002			6,938,163

Total assets	160,674,316	1,603,338,247	—		1,764,012,563

Liabilities
Payable for daily variation margin on futures contracts	891	721,469			722,360
Payable for Fund shares redeemed	64,558	979,395			1,043,953
Payable for investments purchased	1,477,516	324,691			1,802,207
Payable to investment advisor and affiliates	56,008	827,610			883,618
Payable for securities loaned	30,131,756	514,687,163			544,818,919
Accrued expenses and other liabilities	147,197	231,090			378,287

Total liabilities	31,877,926	517,771,418	—		549,649,344

Total net assets	$128,796,390	$1,085,566,829	$—		$1,214,363,219

NET ASSETS CONSIST OF
Paid-in capital	$114,087,434	$930,359,841			$1,044,447,275
Undistributed net investment income (loss)	45,205	356,969			402,174
Undistributed net realized gain (loss) on investments	(2,278,111)	(81,325)			(2,359,436)
Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated in foreign currencies	16,922,771	149,427,553			166,350,324
Net unrealized appreciation (depreciation) of futures	19,091	5,503,791			5,522,882

Total net assets	$128,796,390	$1,085,566,829	$—		$1,214,363,219

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	NA	$914,716,052	$128,796,390	[3]	$1,043,512,442
Shares outstanding – Class A	NA	39,572,395	5,562,226		45,134,621
Net asset value per share – Class A	NA	$23.12			$23.12
Maximum offering price per share – Class A2	NA	$24.53			$24.53
Net assets – Class B	NA	$85,203,123			$85,203,123
Shares outstanding – Class B	NA	6,054,751			6,054,751
Net asset value and offering price per share – Class B	NA	$14.07			$14.07
Net assets – Class C	NA	$36,028,221			$36,028,221
Shares outstanding – Class C	NA	2,560,679			2,560,679
Net asset value and offering price per share – Class C	NA	$14.07			$14.07
Net assets – Administrator Class	NA	$49,619,433			$49,619,433
Shares outstanding – Administrator Class	NA	2,143,423			2,143,423
Net asset value and offering price per share – Administrator Class	NA	$23.15			$23.15
Net assets – Investor Class	$128,796,390	NA	$(128,796,390	) [3]	$—
Shares outstanding – Investor Class	5,751,279	NA	(5,751,279)		—
Net asset value and offering price per share – Investor Class	$22.39	NA			$—

Investments at cost	$141,216,274	$1,446,951,624	$—		$1,588,167,898

Securities on loan, at market value	$29,516,460	$502,956,955	$—		$532,473,415

[1]	Each Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investment of $50,000 or more, the offering price is reduced.
[3]

Investor Class shares of Balanced Fund are exchanged for Class A shares of Asset Allocation Fund in an amount equal to the total value of the Investor Class shares divided by the current per share value of the Class A shares.

The accompanying notes are an integral part of these proforma financial statements.

Proforma Statement of Operations - For the Twelve Months Ended September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Balanced Fund	Asset Allocation Fund	Proforma Adjustments	Proforma Combined
Investment Income
Dividends(a)	$1,593,811	$12,306,673		$13,900,484
Interest	2,643,029	21,455,985		24,099,014
Income from affiliated securities	133,335	1,824,001		1,957,336
Securities lending income, net	37,538	653,587		691,125

Total investment income	4,407,713	36,240,246	—	40,647,959

Expenses
Advisory fees	840,534	6,843,294	(108,450)[1]	7,575,378
Administration fees
Fund Level	646,565	554,123	(580,199)[1]	620,489
Class A	—	2,502,598	369,801 [1]	2,872,399
Class B	—	296,047		296,047
Class C	—	101,282		101,282
Administrator Class	—	72,557		72,557
Custody fees	25,863	221,649		247,512
Shareholder servicing fees	323,282	2,770,613		3,093,895
Accounting fees	28,460	84,031	(18,655)[1]	93,836
Distribution fees
Class B	—	792,982		792,982
Class C	—	271,294		271,294
Professional fees	25,640	41,500	(20,797)[2]	46,343
Registration fees	27,707	38,294	(23,239)[2]	42,762
Shareholder reports	94,101	228,368	(80,617)[2]	241,852
Trustees’ fees	8,955	8,955	(7,910)[2]	10,000
Other fees and expenses	7,302	32,122	(3,554)[2]	35,870

Total expenses	2,028,409	14,859,709	(473,620)	16,414,498

Less
Waived fees and reimbursed expenses	(411,977)	(1,231,991)	386,397	(1,257,571)
Net expenses	1,616,432	13,627,718	(87,223)	15,156,927

Net investment income (loss)	2,791,281	22,612,528	87,223	25,491,032

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) from
Securities, foreign currencies and foreign currency translation	4,852,856	18,214,367		23,067,223
Futures transactions	12,351	40,068,335		40,080,686

Net realized gain (loss) from Investments	4,865,207	58,282,702	—	63,147,909

Net change in unrealized appreciation (depreciation) of
Securities, foreign currencies and foreign currency translation	5,796,671	66,248,196		72,044,867
Futures transactions	14,659	5,793,678		5,808,337

Net change in unrealized appreciation (depreciation) of investments	5,811,330	72,041,874	—	77,853,204

Net realized and unrealized gain (loss) on investments	10,676,537	130,324,576	—	141,001,113

Net increase (decrease) in net assets resulting from operations	$13,467,818	$152,937,104	$87,223	$166,492,145

[a] Net of foreign withholding taxes of	$4,570	$—	$—	$4,570

[1]	Based on contractual agreements of the surviving fund.
[2]	Estimated cost increases (savings) as a result of merging the funds.

The accompanying notes are an integral part of these proforma financial statements.

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Corporate Bond Fund		Income Plus Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Agency Notes - Interest Bearing - 1.36%
FHLMC 5.13%, Due 08/23/10«			1,795,000	$1,859,810	1,795,000	$1,859,810
FNMA 4.75%, Due 11/19/12«			2,080,000	2,145,183	2,080,000	2,145,183

Total Agency Notes - Interest Bearing (Cost $0, $3,912,497 and $3,912,497, respectively)				4,004,993		4,004,993

Agency Securities - 6.18%
Federal Home Loan Mortgage Corporation - 0.51%
FHLMC TBA 6.00%, Due 12/01/37			690,000	700,350	690,000	700,350
FHLMC #H01396 6.50%, Due 02/01/36			385,199	393,686	385,199	393,686
FHLMC #1J1263 5.85%, Due 01/01/36«±			399,421	406,018	399,421	406,018
FHLMC #C00922 8.00%, Due 02/01/30			1,842	1,972	1,842	1,972
FHLMC #170027 14.75%, Due 03/01/10	440	$496			440	496
FHLMC #170065 14.00%, Due 09/01/12	3,004	3,435			3,004	3,435
Total Federal Home Loan Mortgage Corporation		3,931		1,502,026		1,505,957
Federal National Mortgage Association - 5.67%
FNMA TBA 5.00%, Due 12/01/36			820,000	803,600	820,000	803,600
FNMA TBA 5.50%, Due 12/01/21			1,265,000	1,279,625	1,265,000	1,279,625
FNMA TBA 6.00%, Due 12/01/37			1,005,000	1,021,330	1,005,000	1,021,330
FNMA TBA 6.50%, Due 12/01/37			1,539,000	1,582,765	1,539,000	1,582,765
FNMA 6.00%, Due 05/15/11			390,000	418,057	390,000	418,057
FNMA #725715 5.50%, Due 08/01/34«			1,697,631	1,703,308	1,697,631	1,703,308
FNMA #735230 5.50%, Due 02/01/35«			1,380,659	1,385,277	1,380,659	1,385,277
FNMA #831621 7.00%, Due 07/01/36			291,204	302,281	291,204	302,281
FNMA #863727 5.34%, Due 01/01/36«±			847,630	861,132	847,630	861,132
FNMA # 886087 6.50%, Due 07/01/36			448,331	461,175	448,331	461,175
FNMA #886686 6.16%, Due 08/01/36±			514,924	524,901	514,924	524,901
FNMA #888022 5.00%, Due 02/01/36«			479,789	470,698	479,789	470,698
FNMA #888538 5.50%, Due 01/01/37«			1,037,758	1,040,144	1,037,758	1,040,144
FNMA #892283 5.86%, Due 09/01/36«±			350,409	355,917	350,409	355,917
FNMA #894157 6.50%, Due 10/01/36			436,519	449,025	436,519	449,025
FNMA #894199 6.50%, Due 10/01/36			305,270	314,015	305,270	314,015
FNMA #895998 6.50%, Due 07/01/36			257,770	265,155	257,770	265,155
FNMA #900560 6.50%, Due 09/01/36			185,106	190,409	185,106	190,409
FNMA #902200 6.50%, Due 11/01/36			197,240	202,891	197,240	202,891
Fannie Mae #915784 6.50%, Due 07/01/37			604,923	618,441	604,923	618,441
FNMA #918447 5.50%, Due 05/01/22			832,851	842,621	832,851	842,621
FNMA 6.50%, Due 07/01/37			772,157	789,411	772,157	789,411
FNMA #943768 6.50%, Due 10/01/37			295,000	301,592	295,000	301,592
FNMA #953472 6.50%, Due 10/01/37			549,998	562,288	549,998	562,288
Total Federal Home Loan Mortgage Corporation				16,746,058		16,746,058
Government National Mortgage Association - 0.00%
GNMA #45265 15.00%, Due 08/15/11	1,682	1,964			1,682	1,964
GNMA #53809 15.00%, Due 02/15/12	1,047	1,234			1,047	1,234
GNMA #54340 15.00%, Due 05/15/12	1,481	1,747			1,481	1,747
GNMA #516121 7.50%, Due 12/15/29			3,013	3,215	3,013	3,215
Total Government National Mortgage Corporation		4,945		3,215		8,160
Small Business Administration - 0.00%
SBA #40013 2.06%, Due 09/30/17††(c)(i)	210,287	5,257			210,287	5,257
Total Small Business Administration	210,287	5,257			210,287	5,257

Total Agency Securities (Cost $572,169, $17,982,966 and $18,555,135, respectively)		14,133		18,251,299		18,265,432

Asset Backed Securities - 0.74%
Countrywide Home Equity Loan Trust Series 2005-I Class 2A 4.88%, Due 02/15/36±			258,562	252,309	258,562	252,309
Capital Auto Receivables Asset Trust Series 2007-4 Class A3B 4.63%, Due 11/15/11±			380,000	380,000	380,000	380,000
Chase Issuance Trust Series 2005-A6 Class A6 4.72%, Due 07/15/14±			430,000	425,091	430,000	425,091
Citibank Credit Card Issuance Trust Series 2005-C1 Class C1 5.50%, Due 03/24/17			285,000	272,777	285,000	272,777
First National Master Note Trust Series 2007-2 Class A 5.54%, Due 11/15/12±			495,000	495,000	495,000	495,000
MBNA Credit Card Master Note Trust Series 2006-A4 Class A4 4.64%, Due 09/15/11±			346,000	344,883	346,000	344,883

Total Asset Backed Securities (Cost $0, $2,195,143 and $2,195,143, respectively)				2,170,060		2,170,060

Collateralized Mortgage Obligations - 2.30%

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Corporate Bond Fund		Income Plus Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Bank of America Commercial Mortgage Incorporated Series 2004-4 Class XP 0.85%, Due 07/10/42±(c)			5,974,981	110,270	5,974,981	110,270
Bank of America Mortgage Securities Series 2005-H Class 2A3 4.80%, Due 09/25/35±			352,749	349,550	352,749	349,550
Countrywide Home Loans Mortgage Pass-Through Series 2006-HYB1 Class 2A2A 5.54%, Due 03/20/36±			205,117	204,204	205,117	204,204
Chase Mortgage Finance Corporation Series 2005-A1 Class 2A2 5.24%, Due 12/25/35±			397,230	395,338	397,230	395,338
Citigroup Mortgage Loan Trust Incorporated Series 2006-NCB1 Class 2A2 4.77%, Due 05/15/36±			500,000	462,017	500,000	462,017
Citigroup Mortgage Loan Trust Incorporated Series 2006-WF1 Class A2A 5.70%, Due 03/25/36			8,232	8,207	8,232	8,207
Greenwich Capital Commercial Funding Corporation Series 2006-GG7 Class A4 5.91%, Due 07/10/38±			265,000	274,935	265,000	274,935
CS First Boston Mortgage Securities Corporation Series 1998-C2 Class AX 1.08%, Due 11/15/30±(c)			3,152,568	29,127	3,152,568	29,127
Credit Suisse Mortgage Capital Certificates Series 2006-C3 Class A3 5.83%, Due 06/15/38±			355,000	366,114	355,000	366,114
Countrywide Alternative Loan Trust Series 2006-0C8 Class 2A1C 4.85%, Due 11/25/36±			202,008	200,826	202,008	200,826
FNMA Grantor Trust Series 2001-T11 Class B 5.50%, Due 09/25/11			597,000	615,054	597,000	615,054
FNMA Whole Loan Series 2003-W8 Class 4A 6.42%, Due 11/25/42±			321,560	330,127	321,560	330,127
First Union National Bank Commercial Mortgage Series 1999-C4 Class A2 7.39%, Due 12/15/31			289,785	301,071	289,785	301,071
GNMA Series 2007-34 Class A 4.27%, Due 11/16/26«			345,703	342,466	345,703	342,466
GNMA Series 2007-12 Class C 5.28%, Due 04/16/41«±			485,000	472,756	485,000	472,756
JPMorgan Mortgage Trust Series 2005-A5 Class 3A1 5.38%, Due 08/25/35±			468,234	463,275	468,234	463,275
JPMorgan Alternative Loan Trust Series 2005-S1 Class 3A1 5.50%, Due 10/25/20			406,844	402,301	406,844	402,301
JPMorgan Alternative Loan Trust Series 2006-A4 Class A2 5.95%, Due 09/25/36±			396,667	388,048	396,667	388,048
JPMorgan Chase Commercial Mortgage Security 5.79%, Due 02/12/49±			345,000	351,398	345,000	351,398
Mach One Trust Commercial Mortgage Backed Series 2004-1 Class X 1.39%, Due 05/28/40±(c)††			2,864,654	92,872	2,864,654	92,872
Morgan Stanley Capital I Series 2004-RR2 Class X 1.19%, Due 10/28/33±(c)††			2,172,943	55,714	2,172,943	55,714
Saco I Trust Series 2005-2 Class A 4.99%, Due 04/25/35±††			24,691	21,866	24,691	21,866
Salomon Brothers Mortgage Securities VII Series 2000-C2 Class A2 7.46%, Due 07/18/33			239,049	249,169	239,049	249,169
TIAA Real Estate CDO Limited Series 2007-C4 Class A3 6.10%, Due 06/15/49±			305,000	314,714	305,000	314,714

Total Collateralized Mortgage Obligations (Cost $0, $6,907,416 and $6,907,416, respectively)				6,801,419		6,801,419

Corporate Bonds & Notes - 64.19%
Agricultural Production Crops - 0.76%
Bunge Limited Finance Corporation 4.38%, Due 12/15/08	2,129,000	2,116,347			2,129,000	2,116,347
Cargill Incorporated Series 144 A 6.00%, Due 11/27/17††			140,000	140,310	140,000	140,310
Total Agricultural Production Crops		2,116,347		140,310		2,256,657
Apparel & Accessory Stores - 0.66%
JC Penny Company Incorporated Series MTNA 6.88%, Due 10/15/15	1,855,000	1,961,338			1,855,000	1,961,338
Total Apparel & Accessory Stores		1,961,338				1,961,338
Automotive Repair, Services & Parking - 0.47%
Erac USA Finance Company 6.38%, Due 10/15/17††	1,390,000	1,375,493			1,390,000	1,375,493
Total Automotive Repair, Services & Parking		1,375,493				1,375,493
Business Services - 0.40%
Deluxe Corporation 7.38%, Due 06/01/15			100,000	99,250	100,000	99,250
Equifax Incorporated 6.30%, Due 07/01/17	945,000	995,827			945,000	995,827
Lamar Media Corporation 6.63%, Due 08/15/15††			100,000	95,000	100,000	95,000
Total Business Services		995,827		194,250		1,190,077
Casino & Gaming - 0.07%
MGM Mirage Incorporated 7.63%, Due 01/15/17			100,000	99,500	100,000	99,500
Turning Stone Casino Resort Enterprise 9.13%, Due 12/15/10††			100,000	100,500	100,000	100,500
Total Casino & Gaming				200,000		200,000
Coal Mining - 0.03%
Foundation PA Coal Company 7.25%, Due 08/01/14«			85,000	81,813	85,000	81,813

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Corporate Bond Fund		Income Plus Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Total Coal Mining				81,813		81,813
Communications - 10.02%
AT&T Corporation 8.00%, Due 11/15/31	3,415,000	4,197,226			3,415,000	4,197,226
AT&T Incorporated 6.50%, Due 09/01/37«			215,000	226,467	215,000	226,467
Alamosa Delaware Incorporated 8.50%, Due 01/31/12	1,195,000	1,237,671			1,195,000	1,237,671
American Tower Corporation 7.00%, Due 10/15/17††			100,000	101,750	100,000	101,750
CSC Holdings Incorporated Series B 7.63%, Due 04/01/11			105,000	102,900	105,000	102,900
Citizens Communications Company 6.25%, Due 01/15/13			100,000	96,625	100,000	96,625
Comcast Corporation 5.88%, Due 02/15/18	5,010,000	4,996,964	210,000	209,454	5,220,000	5,206,418
Cox Communications Incorporated 4.63%, Due 01/15/10	1,200,000	1,196,371			1,200,000	1,196,371
Embarq Corporation 8.00%, Due 06/01/36	1,395,000	1,474,376	180,000	190,242	1,575,000	1,664,618
Embarq Corporation 7.08%, Due 06/01/16	955,000	995,998			955,000	995,998
L-3 Communications Corporation 6.38%, Due 10/15/15			100,000	99,000	100,000	99,000
News America Holdings Incorporated 8.25%, Due 08/10/18	1,080,000	1,272,263			1,080,000	1,272,263
Qwest Corporation 8.94%, Due 06/15/13±			200,000	205,500	200,000	205,500
Sprint Capital Corporation 6.90%, Due 05/01/19	795,000	781,544			795,000	781,544
Historic TW Incorporated 6.63%, Due 05/15/29	1,590,000	1,546,878			1,590,000	1,546,878
Time Warner Cable Incorporated 5.40%, Due 07/02/12	4,055,000	4,080,092			4,055,000	4,080,092
Qwest Corporation 6.88%, Due 09/15/33	1,390,000	1,264,900			1,390,000	1,264,900
Valor Telecommunications Enterprises 7.75%, Due 02/15/15	1,490,000	1,550,524			1,490,000	1,550,524

Verizon (Virginia) Incorporated Series A 4.63%, Due 03/15/13			195,000	188,402	195,000	188,402
Verizon (Florida) Incorporated Series F 6.13%, Due 01/15/13	2,160,000	2,227,236	175,000	180,447	2,335,000	2,407,683
Viacom Incorporated 5.75%, Due 04/30/11	1,000,000	1,014,873			1,000,000	1,014,873
Windstream Corporation 8.13%, Due 08/01/13			45,000	46,294	45,000	46,294
Windstream Corporation 8.63%, Due 08/01/16			80,000	83,000	80,000	83,000
Total Communications		27,836,916		1,730,081		29,566,997
Depository Institutions - 4.21%
Bank of America Corporation 6.00%, Due 09/01/17	2,500,000	2,550,390			2,500,000	2,550,390
Citigroup Incorporated 5.00%, Due 09/15/14	4,500,000	4,320,117	185,000	177,605	4,685,000	4,497,722
JPMorgan Chase & Company 6.63%, Due 03/15/12			200,000	210,528	200,000	210,528
JPMorgan Chase & Company 5.13%, Due 09/15/14«	1,775,000	1,747,260	50,000	49,219	1,825,000	1,796,479
Manufacturers & Traders Trust Company 3.85%, Due 04/01/13††±	1,695,000	1,689,881			1,695,000	1,689,881
SB Treasury Company LLC 9.40%, Due 12/31/49††±	995,000	1,017,754			995,000	1,017,754
TIAA Global Markets Incorporated 5.13%, Due 10/10/12††			240,000	248,263	240,000	248,263
Wachovia Corporation 5.75%, Due 06/15/17			430,000	423,944	430,000	423,944
Total Depository Institutions		11,325,402		1,109,559		12,434,961
Eating & Drinking Places - 1.45%
ARAMARK Corporation 8.50%, Due 02/01/15			155,000	155,581	155,000	155,581
Darden Restaurants 6.00%, Due 08/15/35	1,540,000	1,394,145			1,540,000	1,394,145
Yum! Brands Incorporated 8.88%, Due 04/15/11	1,210,000	1,337,466			1,210,000	1,337,466
Yum! Brands Incorporated 6.88%, Due 11/15/37	1,425,000	1,392,037			1,425,000	1,392,037
Total Eating & Drinking Places		4,123,648		155,581		4,279,229
Electric, Gas & Sanitary Services - 11.5%

Allied Waste North America Incorporated 7.13%, Due 05/15/16			100,000	99,750	100,000	99,750
Ameren Corporation 5.40%, Due 02/01/16	1,200,000	1,190,706	220,000	218,296	1,420,000	1,409,002
Carolina Power & Light Company 5.15%, Due 04/01/15	2,250,000	2,247,388	150,000	149,826	2,400,000	2,397,214
CenterPoint Energy Houston Electric LLC Series J2 5.70%, Due 03/15/13			315,000	321,461	315,000	321,461
Consumers Energy Company Series B 5.38%, Due 04/15/13«	3,660,000	3,686,319			3,660,000	3,686,319
Consumers Energy Company 5.15%, Due 02/15/17			135,000	131,919	135,000	131,919
Edison Mission Energy 7.75%, Due 06/15/16			95,000	95,950	95,000	95,950
FPL Energy Caithness Funding 7.65%, Due 12/31/18††	2,555,553	2,819,439			2,555,553	2,819,439
IPALCO Enterprises Incorporated 8.38%, Due 11/14/08	1,735,000	1,761,025			1,735,000	1,761,025
IPALCO Enterprises Incorporated 8.63%, Due 11/14/11	955,000	1,002,750			955,000	1,002,750
Metropolitan Edison Company 4.95%, Due 03/15/13	1,460,000	1,425,611			1,460,000	1,425,611
Midamerican Energy Holdings Company 6.50%, Due 09/15/37	935,000	971,742			935,000	971,742
Monongahela Power Company 6.70%, Due 06/15/14	2,045,000	2,187,498			2,045,000	2,187,498
NRG Energy Incorporated 7.38%, Due 02/01/16			95,000	93,100	95,000	93,100
Nevada Power Company Series L 5.88%, Due 01/15/15			100,000	100,610	100,000	100,610
Nevada Power Company Series M 5.95%, Due 03/15/16			225,000	226,172	225,000	226,172
Nevada Power Company Series N 6.65%, Due 04/01/36	1,550,000	1,584,202			1,550,000	1,584,202
Nevada Power Company Series O 6.50%, Due 05/15/18	1,025,000	1,062,852			1,025,000	1,062,852
NiSource Capital Markets Incorporated 6.78%, Due 12/01/27§	1,405,000	1,405,000			1,405,000	1,405,000
Potomac Edison Company 5.35%, Due 11/15/14	770,000	764,781			770,000	764,781
Public Service Company of Colorado 7.88%, Due 10/01/12			120,000	136,285	120,000	136,285
Public Service Company of Colorado 6.25%, Due 09/01/37	1,405,000	1,471,775			1,405,000	1,471,775

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Corporate Bond Fund		Income Plus Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Salton Sea Funding Corporation Series C 7.84%, Due 05/30/10	1,650,778	1,709,215			1,650,778	1,709,215
Salton Sea Funding Corporation Series F 7.48%, Due 11/30/18	1,040,473	1,156,226			1,040,473	1,156,226
Southern California Edison 7.63%, Due 01/15/10	1,550,000	1,649,171			1,550,000	1,649,171
Southern California Edison Company 4.65%, Due 04/01/15			140,000	135,865	140,000	135,865
Southwestern Electric Power 4.90%, Due 07/01/15			170,000	161,042	170,000	161,042
Tennessee Gas Pipeline Company 7.50%, Due 04/01/17	865,000	958,599			865,000	958,599
Tennessee Gas Pipeline Company 8.38%, Due 06/15/32			160,000	188,616	160,000	188,616
Waste Management Incorporated 7.38%, Due 08/01/10	1,465,000	1,563,791	185,000	197,475	1,650,000	1,761,266
Westar Energy Incorporated 5.88%, Due 07/15/36	1,165,000	1,083,949			1,165,000	1,083,949
Total Electric, Gas & Sanitary Services		31,702,039		2,256,367		33,958,406
Executive, Legislative & Gen Government, Except Finance - 0.40%
Seneca Nation Indians Capital Improvements Authority Series 07-B 6.75%, Due 12/01/13††	1,170,000	1,186,251			1,170,000	1,186,251
Total Executive, Legislative & Gen Government, Except Finance		1,186,251				1,186,251
Fabricated Metal Products, Except Machinery & Transportation Equipment - 0.03%
Ball Corporation 6.63%, Due 03/15/18			100,000	98,750	100,000	98,750
Total Fabricated Metal Products, Except Machinery & Transportation Equipment				98,750		98,750
Food & Kindred Products - 1.36%
Bunge Limited Finance Corporation 5.35%, Due 04/15/14			170,000	169,255	170,000	169,255
General Mills Incorporated 5.65%, Due 09/10/12	1,245,000	1,283,581			1,245,000	1,283,581
Kraft Foods Incorporated 6.00%, Due 02/11/13	1,000,000	1,036,395			1,000,000	1,036,395
Miller Brewing Corporation 5.50%, Due 08/15/13††	1,490,000	1,510,260			1,490,000	1,510,260
Total Food & Kindred Products		3,830,236		169,255		3,999,491
Food Stores - 1.22%
Delhaize America Incorporated 9.00%, Due 04/15/31	1,552,000	1,843,894			1,552,000	1,843,894
Kroger Company 6.75%, Due 04/15/12			135,000	144,963	135,000	144,963
Safeway Incorporated 7.25%, Due 02/01/31«	1,085,000	1,196,861	185,000	204,073	1,270,000	1,400,934
Yum! Brands Incorporated 7.70%, Due 07/01/12			205,000	221,628	205,000	221,628
Total Food Stores		3,040,755		570,664		3,611,419
Forestry - 0.33%
Plum Creek Timber Company Incorporated 5.88%, Due 11/15/15	1,000,000	987,800			1,000,000	987,800
Total Forestry		987,800				987,800
Health Services - 0.67%
Coventry Health Care Incorporated 6.30%, Due 08/15/14	1,675,000	1,717,294			1,675,000	1,717,294
DaVita Incorporated 7.25%, Due 03/15/15			150,000	145,875	150,000	145,875
HCA Incorporated 9.25%, Due 11/15/16			120,000	124,200	120,000	124,200
Total Health Services		1,717,294		270,075		1,987,369
Holding & Other Investment Offices - 2.32%
Credit Suisse First Boston (USA) Incorporated 4.88%, Due 08/15/10	3,500,000	3,548,174			3,500,000	3,548,174
ERP Operating LP 5.13%, Due 03/15/16			165,000	156,244	165,000	156,244
OMX Timber Finance Investments LLC Series 1 5.42%, Due 01/29/20††	3,075,000	3,143,480			3,075,000	3,143,480
Total Holding & Other Investment Offices		6,691,654		156,244		6,847,898
Industrial & Commercial Machinery & Computer Equipment - 0.05%
Case New Holland Incorporated 7.13%, Due 03/01/14			100,000	99,750	100,000	99,750
Grant Prideco Incorporated Series B 6.13%, Due 08/15/15			50,000	51,250	50,000	51,250
Total Industrial & Commercial Machinery & Computer Equipment				151,000		151,000
Insurance Carriers - 2.34%
Aetna Incorporated 6.75%, Due 12/15/37	1,415,000	1,396,967			1,415,000	1,396,967
WR Berkley Corporation 6.25%, Due 02/15/37	1,215,000	1,143,905			1,215,000	1,143,905
Fund American Companies Incorporated 5.88%, Due 05/15/13	1,210,000	1,237,513			1,210,000	1,237,513
ING (USA) Global Funding Trust 4.50%, Due 10/01/10			150,000	152,416	150,000	152,416
Lincoln National Corporation 6.30%, Due 10/09/37	1,855,000	1,827,813			1,855,000	1,827,813
UNUMProvident Finance Company 6.85%, Due 11/15/15††	1,100,000	1,152,127			1,100,000	1,152,127
Total Insurance Carriers		6,758,325		152,416		6,910,741
Legal Services - 0.04%
FTI Consulting Incorporated 7.75%, Due 10/01/16			100,000	103,750	100,000	103,750
Total Legal Services				103,750		103,750
Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods - 2.15%

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Corporate Bond Fund		Income Plus Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Fisher Scientific International Incorporated 6.13%, Due 07/01/15	980,000	977,967			980,000	977,967
Thermo Electron Corporation 7.63%, Due 10/30/08	2,000,000	2,046,002			2,000,000	2,046,002
Xerox Corporation 6.88%, Due 08/15/11	2,950,000	3,155,220	155,000	165,783	3,105,000	3,321,003
Total Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods		6,179,189		165,783		6,344,972
Miscellaneous Retail - 1.21%
CVS Caremark Corporation 7.77%, Due 01/10/12††	1,458,843	1,589,077			1,458,843	1,589,077
CVS Lease Pass-Through Series T 6.04%, Due 12/10/28††	1,748,898	1,785,520	186,161	190,059	1,935,059	1,975,579
Total Miscellaneous Retail		3,374,597		190,059		3,564,656
Motion Pictures - 0.37%
News America Incorporation 6.65%, Due 11/15/37††	1,075,000	1,094,605			1,075,000	1,094,605
Total Motion Pictures		1,094,605				1,094,605
Non-Depository Credit Institutions - 4.97%
Agua Caliente Band of Cahuilla Indians 6.44%, Due 10/01/16††	1,000,000	999,900			1,000,000	999,900
American Express Bank FSB Series BKN1 5.55%, Due 10/17/12	1,430,000	1,444,313			1,430,000	1,444,313
Capital One Bank 6.50%, Due 06/13/13	1,210,000	1,200,362			1,210,000	1,200,362
Ford Motor Credit Company 7.38%, Due 10/28/09	1,200,000	1,136,159			1,200,000	1,136,159
Ford Motor Credit Company LLC 8.00%, Due 12/15/16			150,000	131,242	150,000	131,242
GMAC LLC 6.13%, Due 01/22/08«	1,125,000	1,114,981			1,125,000	1,114,981
GMAC LLC 6.00%, Due 12/15/11	1,420,000	1,206,597			1,420,000	1,206,597
General Electric Capital Corporation Series GMTN 6.15%, Due 08/07/37	935,000	1,000,404	220,000	235,389	1,155,000	1,235,793

General Electric Capital Corporation 4.13%, Due 03/04/08«	2,000,000	1,994,202			2,000,000	1,994,202
General Electric Capital Corporation Series MTNA 5.88%, Due 02/15/12	2,500,000	2,622,028			2,500,000	2,622,028
GMAC LLC 8.00%, Due 11/01/31			115,000	97,573	115,000	97,573
HSBC Finance Corporation 5.90%, Due 06/19/12«			125,000	127,329	125,000	127,329
SLM Corporation Series MTN 3.63%, Due 03/17/08	1,382,000	1,352,060			1,382,000	1,352,060
Total Non-Depository Credit Institutions		14,071,006		591,533		14,662,539
Oil & Gas Extraction - 1.30%
Chesapeake Energy Corporation 6.38%, Due 06/15/15			185,000	177,600	185,000	177,600
Devon Financing Corporation ULC 7.88%, Due 09/30/31	445,000	541,548			445,000	541,548
Pemex Project Funding Master Trust 6.63%, Due 06/15/35††	1,000,000	1,061,528			1,000,000	1,061,528
Pride International Incorporated 7.38%, Due 07/15/14			140,000	143,500	140,000	143,500
Range Resources Corporation 7.50%, Due 05/15/16			125,000	126,563	125,000	126,563
XTO Energy Incorporated 7.50%, Due 04/15/12	1,455,000	1,615,051			1,455,000	1,615,051
XTO Energy Incorporated 5.30%, Due 06/30/15			175,000	174,245	175,000	174,245
Total Oil & Gas Extraction		3,218,127		621,908		3,840,035
Paper & Allied Products - 0.09%
Appleton Papers Incorporated Series B 9.75%, Due 06/15/14			85,000	83,194	85,000	83,194
P.H. Glatfelter Company 7.13%, Due 05/01/16			90,000	88,200	90,000	88,200
Greif Incorporated 6.75%, Due 02/01/17			95,000	90,013	95,000	90,013
Total Paper & Allied Products				261,407		261,407
Personal Services - 0.03%
Service Corporation International Series WI 7.00%, Due 06/15/17			100,000	94,250	100,000	94,250
Total Personal Services				94,250		94,250
Petroleum Refining & Related Industries - 0.60%
Amerada Hess Corporation 7.13%, Due 03/15/33	1,500,000	1,679,924			1,500,000	1,679,924
Tesoro Corporation 6.50%, Due 06/01/17††			100,000	98,750	100,000	98,750
Total Petroleum Refining & Related Industries		1,679,924		98,750		1,778,674
Pharmaceuticals - 0.70%
Wyeth 6.95%, Due 03/15/11	1,925,000	2,064,670			1,925,000	2,064,670
Total Pharmaceuticals		2,064,670				2,064,670
Pipelines - 1.36%

Enterprise Products Operations Series B 5.60%, Due 10/15/14	1,170,000	1,183,352			1,170,000	1,183,352
Enterprise Products Operating LP 6.30%, Due 09/15/17			245,000	252,168	245,000	252,168
Plains All American Pipeline LP 6.65%, Due 01/15/37	1,180,000	1,215,450	225,000	231,759	1,405,000	1,447,209
Texas Eastern Transmission LP 7.00%, Due 07/15/32	910,000	1,024,914			910,000	1,024,914
Williams Companies Incorporated 7.63%, Due 07/15/19			100,000	110,750	100,000	110,750
Total Pipelines		3,423,716		594,677		4,018,393
Primary Metal Industries - 0.60%
Belden Incorporated 7.00%, Due 03/15/17			100,000	98,250	100,000	98,250
Corning Incorporated 7.25%, Due 08/15/36	1,490,000	1,670,135			1,490,000	1,670,135
Total Primary Metal Industries		1,670,135		98,250		1,768,385
Railroad Transportation - 0.43%

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Corporate Bond Fund		Income Plus Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Canadian National Railway Company 6.38%, Due 10/15/11			100,000	106,516	100,000	106,516
Union Pacific Corporation 6.50%, Due 04/15/12	1,080,000	1,149,701			1,080,000	1,149,701
Total Railroad Transportation		1,149,701		106,516		1,256,217
Real Estate Investment Trusts (REITS) - 3.75%
AvalonBay Communities Series MTN 6.63%, Due 09/15/11	1,265,000	1,342,133			1,265,000	1,342,133
ERP Operating LP 6.95%, Due 03/02/11«	1,075,000	1,141,307			1,075,000	1,141,307
Equity One Incorporated 3.88%, Due 04/15/09	2,785,000	2,749,372			2,785,000	2,749,372
International Lease Finance Corporation Series MTN 5.65%, Due 06/01/14	850,000	864,471	150,000	152,554	1,000,000	1,017,025
Liberty Property LP 7.25%, Due 03/15/11	1,880,000	2,005,097			1,880,000	2,005,097
Reckson Operating Partnership LP 6.00%, Due 03/31/16	1,410,000	1,348,965	95,000	90,888	1,505,000	1,439,853
Rouse Company 3.63%, Due 03/15/09	1,210,000	1,152,169			1,210,000	1,152,169
Rouse Company LP 6.75%, Due 05/01/13††			120,000	111,942	120,000	111,942
Ventas Realty LP 6.75%, Due 04/01/17«			100,000	98,750	100,000	98,750
Total Real Estate Investment Trusts (REITS)		10,603,514		454,134		11,057,648
Rental Auto/Equipment - 0.03%
Avis Budget Car Rental LLC 7.75%, Due 05/15/16			100,000	94,375	100,000	94,375
Total Rental Auto/Equipment				94,375		94,375
Security & Commodity Brokers, Dealers, Exchanges & Services - 5.70%
Blackrock Incorporated New York 6.25%, Due 09/15/17	1,345,000	1,392,240			1,345,000	1,392,240
Goldman Sachs Group Incorporated 5.13%, Due 01/15/15	5,955,000	5,830,993			5,955,000	5,830,993
Lazard Group LLC 7.13%, Due 05/15/15	1,470,000	1,493,250			1,470,000	1,493,250
Lehman Brothers Holdings Incorporated Series MTN 6.00%, Due 07/19/12	1,265,000	1,281,454			1,265,000	1,281,454
Merrill Lynch & Company Incorporated 6.11%, Due 01/29/37	1,805,000	1,573,823			1,805,000	1,573,823
Morgan Stanley 6.75%, Due 04/15/11	5,000,000	5,251,295			5,000,000	5,251,295
Total Security & Commodity Brokers, Dealers, Exchanges & Services		16,823,055				16,823,055
Tobacco Products - 0.95%
Altria Group Incorporated 7.65%, Due 07/01/08	1,480,000	1,505,567			1,480,000	1,505,567
Reynolds American Incorporated 6.75%, Due 06/15/17	1,135,000	1,190,362	100,000	104,878	1,235,000	1,295,240
Total Tobacco Products		2,695,929		104,878		2,800,807
Transportation By Air - 0.31%
Continental Airlines Incorporated Series A 5.98%, Due 04/19/22	965,000	927,611			965,000	927,611
Total Transportation By Air		927,611				927,611
Transportation Equipment - 1.31%
DaimlerChrysler NA Holding Corporation 7.75%, Due 01/18/11			120,000	128,194	120,000	128,194
DaimlerChrysler NA Holding Corporation 6.50%, Due 11/15/13	2,175,000	2,307,147			2,175,000	2,307,147
Goodrich Company 6.29%, Due 07/01/16	1,365,000	1,431,197			1,365,000	1,431,197
Total Transportation Equipment		3,738,344		128,194		3,866,538

Total Corporate Bonds & Notes (Cost $177,398,453, $11,176,811 and $188,575,264, respectively)		178,363,448		11,144,829		189,508,277

Foreign Corporate Bonds - 11.97%
America Movil SA de CV 5.50%, Due 03/01/14	1,515,000	1,511,067			1,515,000	1,511,067
America Movil Sab de CV 5.30%, Due 06/27/08±	1,425,000	1,423,504			1,425,000	1,423,504
British Telecom plc 9.13%, Due 12/15/30	2,370,000	3,175,056	160,000	214,350	2,530,000	3,389,406
Commonwealth Bank of Australia 6.02%, Due 03/29/49††±	1,580,000	1,445,574			1,580,000	1,445,574
Delhaize Group 6.50%, Due 06/15/17	485,000	496,459			485,000	496,459
Diageo Finance BV 3.88%, Due 04/01/11	1,015,000	982,679			1,015,000	982,679
EDP Finance BV 6.00%, Due 02/02/18††	1,425,000	1,438,023			1,425,000	1,438,023
EnCana Corporation 6.63%, Due 08/15/37			175,000	182,382	175,000	182,382
FMC Finance III SA 6.88%, Due 07/15/17††			100,000	98,000	100,000	98,000
Gaz Capital for Gazprom 6.51%, Due 03/07/22††	725,000	695,855			725,000	695,855
Globo Comunicacoes e Participacoes SA 7.25%, Due 04/26/22††	1,485,000	1,433,025			1,485,000	1,433,025
Grupo Televisa SA 6.63%, Due 03/18/25	1,180,000	1,206,378	205,000	209,583	1,385,000	1,415,961
HSBC Holdings plc 6.50%, Due 09/15/37			265,000	249,415	265,000	249,415
Ineos Group Holdings plc 8.50%, Due 02/15/16«††			100,000	90,000	100,000	90,000
Nexen Incorporated 5.88%, Due 03/10/35	1,495,000	1,392,752			1,495,000	1,392,752
Novelis Incorporated 7.25%, Due 02/15/15			140,000	130,550	140,000	130,550
Odebrecht Finance Limited 7.50%, Due 10/18/17††	950,000	959,500			950,000	959,500
PCCW HKT Capital Limited 8.00%, Due 11/15/11††	1,410,000	1,557,286			1,410,000	1,557,286
Petrobras International Finance Company 6.13%, Due 10/06/16	960,000	996,000			960,000	996,000
Rogers Wireless Incorporated 6.38%, Due 03/01/14	1,750,000	1,814,069	150,000	155,492	1,900,000	1,969,561
SMFG Preferred Capital 6.08%, Due 12/29/49††±	1,420,000	1,302,921			1,420,000	1,302,921
Shaw Communications Incorporated 7.20%, Due 12/15/11	1,470,000	1,503,075			1,470,000	1,503,075
Telecom Italia Capital 7.20%, Due 07/18/36	755,000	817,172			755,000	817,172

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Corporate Bond Fund		Income Plus Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Telefonica Emisiones SAU 5.98%, Due 06/20/11			190,000	195,591	190,000	195,591
Telefonica Emisiones SAU 7.05%, Due 06/20/36«	835,000	927,882			835,000	927,882
Telefonos de Mexico SA 4.50%, Due 11/19/08			175,000	174,982	175,000	174,982
UBS Luxembourg SA for Ojsc Vimpel Communications 8.00%, Due 02/11/10††	1,415,000	1,436,225			1,415,000	1,436,225
Vodafone Group plc 6.15%, Due 02/27/37«	1,545,000	1,528,693			1,545,000	1,528,693
Westfield Group 5.70%, Due 10/01/16††	1,440,000	1,413,687			1,440,000	1,413,687
Western Power Distribution Holdings Limited 7.38%, Due 12/15/28††	2,750,000	3,134,511			2,750,000	3,134,511
MUFG Capital Financing 1 Limited 6.35%, Due 07/29/49±	1,005,000	964,907	75,000	72,008	1,080,000	1,036,915

Total Foreign Corporate Bonds (Cost $33,080,375, $1,787,941 and $34,868,316, respectively)		33,556,300		1,772,353		35,328,653

Foreign Government Bonds - 2.07%
United Mexican States 7.50%, Due 01/14/12«	4,580,000	5,038,000			4,580,000	5,038,000
United Mexican States 5.63%, Due 01/15/17	930,000	943,020	120,000	121,680	1,050,000	1,064,700

Total Foreign Government Bonds (Cost $5,594,501, $119,082 and $5,713,583, respectively)		5,981,020		121,680		6,102,700

Municipal Bonds & Notes - 2.33%
Iowa - 0.14%
Tobacco Settlement Authority of Iowa Series A (Excise Tax Revenue LOC) 6.79%, Due 06/01/10	395,000	404,223			395,000	404,223
Total Iowa		404,223				404,223
Louisiana - 0.44%
Tobacco Settlement Financing Corporation LA Series 2001A (Other Revenue LOC) 6.36%, Due 05/15/25	1,302,304	1,307,826			1,302,304	1,307,826
Total Louisiana		1,307,826				1,307,826
Massachusetts - 0.39%
Boston University Massachusetts (College & University Revenue, GO of Institution) 6.25%, Due 10/01/19±§	1,150,000	1,150,000			1,150,000	1,150,000
Total Massachusetts		1,150,000				1,150,000
Oregon - 0.56%
Cow Creek Band Umqua Tribe of Indians Oregon Series A (Other Revenue) 6.88%, Due 10/01/11	1,720,000	1,660,935			1,720,000	1,660,935
Total Oregon		1,660,935				1,660,935
Virginia - 0.44%
Tobacco Settlement Financing Corporation VA Series A1 6.71%, Due 06/01/46	1,425,000	1,311,185			1,425,000	1,311,185
Total Virginia		1,311,185				1,311,185
Wisconsin - 0.36%

Dane County WI (Property Tax Revenue) 5.85%, Due 12/01/22	1,000,000	1,052,550			1,000,000	1,052,550
Total Wisconsin		1,052,550				1,052,550

Total Municipal Bonds & Notes (Cost $6,986,339, $0 and $6,986,339, respectively)		6,886,719				6,886,719

US Treasury Securities - 5.72%
US Treasury Bills - 0.24%
US Treasury Bill 4.63%, Due 03/31/08«			700,000	703,336	700,000	703,336
Total US Treasury Bills				703,336		703,336
US Treasury Bonds - 1.38%
US Treasury Bond 8.13%, Due 08/15/21«			524,000	727,705	524,000	727,705
US Treasury Bond 7.13%, Due 02/15/23«			295,000	384,353	295,000	384,353
US Treasury Bond 4.75%, Due 02/15/37«	2,315,000	2,444,314	495,000	522,650	2,810,000	2,966,964
Total US Treasury Bonds		2,444,314		1,634,708		4,079,022
US Treasury Notes - 4.10%
US Treasury Note 4.25%, Due 11/15/13«			1,390,000	1,442,017	1,390,000	1,442,017
US Treasury Note 4.25%, Due 10/15/10«	395,000	407,899			395,000	407,899
US Treasury Note 3.88%, Due 10/31/12«	2,345,000	2,393,366	2,070,000	2,112,694	4,415,000	4,506,060
US Treasury Note 4.25%, Due 11/15/17«	3,150,000	3,222,352	2,460,000	2,516,504	5,610,000	5,738,856
Total US Treasury Notes		6,023,617		6,071,215		12,094,832

Total US Treasury Securities (Cost $8,441,256, $8,182,294 and $16,623,550, respectively)		8,467,931		8,409,259		16,877,190

Collateral for Securities Lending - 11.67%
Collateral Invested in Other Assets
Alpine Securitization Corporation 4.70%, Due 12/04/07††	201,817	201,791	273,468	273,433	475,285	475,224
American General Finance Corporation 5.33%, Due 01/18/08±	569	569	771	771	1,340	1,340
Amstel Funding Corporation 5.20%, Due 12/04/07	46,573	46,567	63,108	63,100	109,681	109,667
Aspen Funding Corporation 4.99%, Due 12/27/07	31,049	30,949	42,072	41,937	73,121	72,886

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Corporate Bond Fund		Income Plus Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Atlas Capital Funding Corporation 4.78%, Due 04/25/08±††	206,992	206,948	280,480	280,421	487,472	487,369
Atomium Funding LLC 5.10%, Due 12/04/07††	206,992	206,965	280,480	280,444	487,472	487,409
BASF Finance Europe NV 5.17%, Due 10/17/08±††	258,739	258,369	350,600	350,099	609,339	608,468
BNP Paribas 4.85%, Due 11/07/08±	155,244	155,244	210,360	210,360	365,604	365,604
Barton Capital Corporation 4.75%, Due 12/07/07††	51,748	51,721	70,120	70,084	121,868	121,805
CIT Group Incorporated 5.67%, Due 12/19/07±	51,748	51,656	70,120	69,995	121,868	121,651
CRC Funding LLC 4.90%, Due 12/05/07††	258,739	258,672	350,600	350,509	609,339	609,181
Chariot Funding LLC 4.70%, Due 12/05/07††	362,235	362,141	490,840	490,713	853,075	852,854
Chariot Funding LLC 5.02%, Due 12/28/07	108,671	108,307	147,252	146,759	255,923	255,066
Cheyne Finance LLC 4.61%, Due 02/25/08±††	147,481	132,733	199,842	179,858	347,323	312,591
Clipper Receivables Corporation 4.75%, Due 12/03/07	294,963	294,963	399,684	399,684	694,647	694,647
Clipper Receivables Corporation 5.13%, Due 12/14/07††	186,292	186,022	252,432	252,066	438,724	438,088
Cullinan Finance Corporation 4.76%, Due 08/04/08±††	129,370	128,517	175,300	174,145	304,670	302,662
Fairway Finance Corporation 4.73%, Due 12/06/07††	103,496	103,455	140,240	140,185	243,736	243,640
Fairway Finance Corporation 5.03%, Due 12/10/07††	175,943	175,783	238,408	238,191	414,351	413,974
Falcon Asset Securitization Corporation 5.02%, Due 12/24/07	134,545	134,170	182,312	181,805	316,857	315,975
Galleon Capital LLC 4.90%, Due 12/04/07††	206,992	206,965	280,480	280,444	487,472	487,409
Galleon Capital LLC 4.82%, Due 12/07/07	181,118	181,023	245,420	245,293	426,538	426,316
Kestrel Funding US LLC 4.76%, Due 02/25/08±††	186,292	186,155	252,432	252,245	438,724	438,400
Kitty Hawk Funding Corporation 4.74%, Due 12/06/07	388,109	387,958	525,900	525,695	914,009	913,653
Liquid Funding Limited 5.70%, Due 06/11/08±††	388,109	388,160	525,900	525,969	914,009	914,129
M&I Marshall & Ilsley Bank Series BKNT 4.84%, Due 02/15/08±	5,175	5,169	7,012	7,005	12,187	12,174
Merrill Lynch & Company Incorporated Series MTNB 5.45%, Due 01/02/08±	3,881	3,880	5,259	5,257	9,140	9,137
MetLife Global Funding I 4.71%, Due 10/21/08±††	129,370	129,094	175,300	174,927	304,670	304,021
Morgan Stanley Series EXL 4.78%, Due 10/15/08±	79,562	79,562	107,810	107,810	187,372	187,372
Morgan Stanley 4.76%, Due 04/07/08±	77,622	77,622	105,180	105,180	182,802	182,802
Natexis Banques Populaires 4.90%, Due 09/08/08±††	129,370	129,370	175,300	175,300	304,670	304,670
Old Line Funding Corporation 5.06%, Due 12/17/07††	36,224	36,157	49,084	48,994	85,308	85,151
Premium Asset Trust 5.29%, Due 07/15/08±††	92,111	92,093	124,814	124,789	216,925	216,882
Ranger Funding Corporation 4.86%, Due 12/17/07††	201,817	201,445	273,468	272,965	475,285	474,410
Racers Trust Series 2004-6-MM 4.93%, Due 03/22/08±††	242,982	242,982	329,249	329,249	572,231	572,231
SLM Corporation 4.66%, Due 05/12/08±††	103,496	102,717	140,240	139,185	243,736	241,902
Scaldis Capital Limited 5.06%, Due 12/14/07	36,224	36,171	49,084	49,013	85,308	85,184
Solitaire Funding LLC 4.99%, Due 12/26/07	155,244	154,766	210,360	209,712	365,604	364,478
Solitaire Funding LLC 4.99%, Due 12/31/07	227,691	226,837	308,528	307,371	536,219	534,208
Stanfield Victoria Funding LLC 5.23%, Due 04/03/08±††	206,992	204,522	280,480	277,134	487,472	481,656
Thames Asset Global Securitization #1 Incorporated 4.90%, Due 12/07/07††	120,878	120,815	163,793	163,708	284,671	284,523
The Travelers Insurance Company 4.74%, Due 02/08/08±	99,454	99,452	134,764	134,761	234,218	234,213
Transamerica Occidental Life Insurance 4.89%, Due 08/01/08±	517,479	517,479	701,200	701,200	1,218,679	1,218,679
UniCredito Italiano Bank (New York) Series YCD 5.62%, Due 12/03/07±	27,944	27,954	37,865	37,879	65,809	65,833
UniCredito Italiano Bank (New York) Series YCD 5.70%, Due 12/13/07±	8,797	8,797	11,920	11,921	20,717	20,718
UniCredito Italiano Bank (Ireland) Series LIB 4.69%, Due 10/08/08±††	129,370	129,218	175,300	175,095	304,670	304,313
Versailles CDS LLC 4.97%, Due 12/05/07	139,719	139,683	189,324	189,275	329,043	328,958
Versailles CDS LLC 5.11%, Due 12/11/07	77,622	77,540	105,180	105,069	182,802	182,609
Victoria Finance LLC 4.69%, Due 05/02/08±††	129,370	129,370	175,300	175,300	304,670	304,670
Victoria Finance LLCVictoria Finance LLC 4.78%, Due 08/07/08±††	129,370	129,370	175,300	175,300	304,670	304,670
Credit Agricole SA 5.02%, Due 02/25/08±	116,433	116,428	157,770	157,764	274,203	274,192
General Electric Capital Assurance Company 4.74%, Due 06/16/08±	82,797	82,797	112,192	112,192	194,989	194,989
ING (USA) Annuity & Life Insurance Company 4.73%, Due 08/16/08±	181,118	181,118	245,420	245,420	426,538	426,538
Morgan Stanley Repurchase Agreement - 102% Collateralized (Maturity Value $414,148) 4.77%, Due 12/03/07	413,983	413,983			413,983	413,983
Morgan Stanley Repurchase Agreement - 102% Collateralized (Maturity Value $561,183) 4.77%, Due 12/03/07			560,960	560,960	560,960	560,960
Barclays Repurchase Agreement - 102% Collateralized (Maturity Value $631,335) 4.84%, Due 12/03/07	465,731	465,731	631,080	631,080	1,096,811	1,096,811
Citigroup Repurchase Agreement - 102% Collateralized (Maturity Value $1,402,958) 4.77%, Due 12/03/07	1,034,958	1,034,958	1,402,401	1,402,401	2,437,359	2,437,359
Merrill Lynch & Company Incorporated Repurchase Agreement - 102% Collateralized (Maturity Value $1,402,956) 4.75%, Due 12/03/07	1,034,958	1,034,958	1,402,401	1,402,401	2,437,359	2,437,359

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Corporate Bond Fund		Income Plus Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Morgan Stanley Repurchase Agreement - 102% Collateralized (Maturity Value $387,661) 4.77%, Due 12/03/07	387,507	387,507			387,507	387,507
Morgan Stanley Repurchase Agreement - 102% Collateralized (Maturity Value $525,293) 4.77%, Due 12/03/07			525,084	525,084	525,084	525,084
Bear Stearns & Company Incorporated International Repurchase Agreement - 102% Collateralized (Maturity Value $350,738) 4.74%, Due 12/03/07	258,739	258,739	350,600	350,600	609,339	609,339
Bear Stearns & Company Incorporated Repurchase Agreement - 102% Collateralized (Maturity Value $1,052,221) 4.79%, Due 12/03/07	776,218	776,218	1,051,801	1,051,801	1,828,019	1,828,019
BNP Paribas Repurchase Agreement - 102% Collateralized (Maturity Value $1,402,958) 4.77%, Due 12/03/07	1,034,958	1,034,958	1,402,401	1,402,401	2,437,359	2,437,359
Credit Suisse First Boston Repurchase Agreement - 102% Collateralized (Maturity Value $1,753,701) 4.79%, Due 12/03/07	1,293,697	1,293,697	1,753,001	1,753,001	3,046,698	3,046,698

Total Collateral for Securities Lending (Cost $14,643,708, $19,842,690 and $34,486,398, respectively)		14,628,960		19,822,709		34,451,669

Short-Term Investments - 4.53%
Mutual Funds - 4.46%
Wells Fargo Advantage Money Market Trust~‡	6,152,240	6,152,240	7,023,270	7,023,270	13,175,510	13,175,510
US Treasury Bills - 0.07%
US Treasury Bill 4.83%, Due 01/24/08^#	210,000	209,153			210,000	209,153

Total Short-Term Investments (Cost $6,361,081, $7,023,270 and $13,384,351, respectively)		6,361,393		7,023,270		13,384,663

Total Investments in Securities (Cost $253,077,882, $79,130,110 and $332,207,992, respectively) - 113.06%*		254,259,904		79,521,871		333,781,775
Other Assets and Liabilities, Net - (13.06%)		(12,185,068)		(26,374,519)		(38,559,587)

Net Assets - 100%		$242,074,836		$53,147,352		$295,222,188

«	All or a portion of this security is on loan. (See Note 2)
±	Variable rate investments.
††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
(c)	Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.
§	These securities are subject to a demand feature which reduces the effective maturity.
~	This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.
‡	Security of an affiliate of the Fund with a cost of $13,175,510.
*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.
^	Zero coupon bond. Interest rate presented is yield to maturity.
†	Non-income earning securities.

The accompanying notes are an integral part of these proforma financial statements.

Proforma Statement of Assets and Liabilities - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Corporate Bond Fund	Income Plus Fund	Proforma Adjustments	Proforma Combined
Assets
Investments
In securities, at market value	$233,478,704	$52,675,892		$286,154,596
Collateral for securities loaned	14,628,960	19,822,709		34,451,669
Investments in affiliates	6,152,240	7,023,270		13,175,510

Total investments at market value (see cost below)	254,259,904	79,521,871	—	333,781,775

Cash	—	5,598		5,598
Receivable for Fund shares issued	141,998	107,956		249,954
Receivable for investments sold	7,127,881	11,133		7,139,014
Receivables for dividends and interest	3,572,386	482,124		4,054,510

Total assets	265,102,169	80,128,682	—	345,230,851

Liabilities
Payable for daily variation margin on futures contracts	2,547	—		2,547
Payable for Fund shares redeemed	67,420	133,315		200,735
Payable for investments purchased	6,718,605	6,965,112		13,683,717
Dividends payable	1,057,357	—		1,057,357
Payable to investment advisor and affiliates	96,735	33,991		130,726
Payable for interest rate swaps/spread locks	5,379	—		5,379
Payable for securities loaned	14,643,708	19,842,693		34,486,401
Accrued expenses and other liabilities	435,582	6,219		441,801

Total liabilities	23,027,333	26,981,330	—	50,008,663

Total net assets	$242,074,836	$53,147,352	$—	$295,222,188

NET ASSETS CONSIST OF
Paid-in capital	$374,086,541	$61,038,504		$435,125,045
Undistributed net investment income (loss)	(1,305)	(117,044)		(118,349)
Undistributed net realized gain (loss) on investments	(133,135,069)	(8,165,879)		(141,300,948)
Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated in foreign currencies	1,182,022	391,771		1,573,793
Net unrealized appreciation (depreciation) of futures	(51,974)	—		(51,974)
Net unrealized appreciation (depreciation) of options, swap agreements, and short sales	(5,379)	—		(5,379)

Total net assets	$242,074,836	$53,147,352	$—	$295,222,188

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	NA	$39,292,613	$15,953,550 [3]	$55,246,163
Shares outstanding – Class A	NA	3,624,223	1,472,287	5,096,510
Net asset value per share – Class A	NA	$10.84		$10.84
Maximum offering price per share – Class A2	NA	$11.35		$11.35
Net assets – Class B	NA	$9,025,713		$9,025,713
Shares outstanding – Class B	NA	832,299		832,299
Net asset value and offering price per share – Class B	NA	$10.84		$10.84
Net assets – Class C	NA	$4,829,026		$4,829,026
Shares outstanding – Class C	NA	445,401		445,401
Net asset value and offering price per share – Class C	NA	$10.84		$10.84
Net assets – Advisor Class	$15,953,550	NA	$(15,953,550)[3]	$—
Shares outstanding – Advisor Class	1,557,489	NA	(1,557,489)	—
Net asset value and offering price per share – Advisor Class	$10.24	NA		$—
Net assets – Institutional Class	$23,552,388	NA		$23,552,388
Shares outstanding – Institutional Class	2,299,570	NA	(126,840)[4]	2,172,730
Net asset value and offering price per share – Institutional Class	$10.24	NA		$10.84
Net assets – Investor Class	$202,568,898	NA		$202,568,898
Shares outstanding – Investor Class	19,770,825	NA	(1,083,657)[5]	18,687,168
Net asset value and offering price per share – Investor Class	$10.25	NA		$10.84

Investments at cost	$253,077,882	$79,130,110	$—	$332,207,992

Securities on loan, at market value	$14,305,637	$19,452,378	$—	$33,758,015

[1]	Each Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investment of $50,000 or more, the offering price is reduced.
[3]

Advisor Class shares of Corporate Bond Fund are exchanged for Class A shares of Income Plus Fund in an amount equal to the total value of the Advisor Class shares divided by the current per share value of the Class A shares.

[4]

Institutional Class shares (“I shares) of Corporate Bond Fund are exchanged for new I shares of Income Plus Fund, to be established upon consummation of the merger, in an amount equal to the total value of the Corporate Bond Fund I shares divided by current per share value of the new Income Plus Fund I shares (presumed to equal the Income Plus Fund A share value in this proforma).

[5]

Investor Class shares (“Inv shares) of Corporate Bond Fund are exchanged for new Inv shares of Income Plus Fund, to be established upon consummation of the merger, in an amount equal to the total value of the Corporate Bond Fund Inv shares divided by current per share value of the new Income Plus Fund I shares (presumed to equal the Income Plus Fund A share value in this proforma).

The accompanying notes are an integral part of these proforma financial statements.

Proforma Statement of Operations - For the Twelve Months Ended November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Corporate Bond Fund	Income Plus Fund	Proforma Adjustments		Proforma Combined
Investment Income
Interest	$14,877,640	$2,889,409			$17,767,049
Income from affiliated securities	204,092	98,080			302,172
Securities lending income, net	76,688	47,869			124,557

Total investment income	15,158,420	3,035,358	—		18,193,778

Expenses
Advisory fees	1,151,894	294,068	(249,321)[1]		1,196,641
Administration fees
Fund Level	127,989	26,734	606	[1]	155,329
Class A	—	105,565	(40,656)[1]		64,909
Class B	—	30,459			30,459
Class C	—	13,682			13,682
Advisor Class	41,294	—	41,294	[1]	82,588
Institutional Class	17,453	—			17,453
Investor Class	969,877	—	95,541	[1]	1,065,418
Custody fees	51,196	10,693			61,889
Shareholder servicing fees	585,401	133,666	(51,516)[1]		667,551
Accounting fees	51,183	22,049	11,360	[1]	84,592
Distribution fees
Class B	—	81,589			81,589
Class C	—	36,650			36,650
Professional fees	28,249	18,607	12,708	[2]	59,564
Registration fees	27,385	27,978	22,259	[2]	77,622
Shareholder reports	58,393	13,905	18,075	[2]	90,373
Trustees’ fees	9,134	9,134	7,226	[2]	25,494
Other fees and expenses	3,387	483	(224)[2]		3,646

Total expenses	3,122,835	825,262	(132,648)		3,815,449

Less
Waived fees and reimbursed expenses	(699,058)	(172,086)	(12,303)		(883,447)
Net expenses	2,423,777	653,176	(144,951)		2,932,002

Net investment income (loss)	12,734,643	2,382,182	144,951		15,261,776

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) from
Securities, foreign currencies and foreign currency translation	(577,834)	711,515			133,681
Futures transactions	658,845	—			658,845
Options, swap agreements and short sale transactions	42,754	—			42,754

Net realized gain (loss) from Investments	123,765	711,515	—		835,280

Net change in unrealized appreciation (depreciation) of Securities, foreign currencies and foreign currency translation	(3,385,125)	(112,473)			(3,497,598)
Futures transactions	6,334	—			6,334
Options, swap agreements and short sale transactions	(5,379)	—			(5,379)

Net change in unrealized appreciation (depreciation) of investments	(3,384,170)	(112,473)	—		(3,496,643)

Net realized and unrealized gain (loss) on investments	(3,260,405)	599,042	—		(2,661,363)

Net increase (decrease) in net assets resulting from operations	$9,474,238	$2,981,224	$144,951		$12,600,413

[1]	Based on contractual agreements of the surviving fund.
[2]	Estimated cost increases (savings) as a result of merging the funds.

The accompanying notes are an integral part of these proforma financial statements.

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	High Yield Bond Fund		High Income Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Asset Backed Securities - 0.13%
DB Master Finance LLC Series 2006-1 Class M1 8.29%, Due 06/20/31††	500,000	$505,695			500,000	$505,695

Total Asset Backed Securities (Cost $499,992, $0 and $499,992, respectively)		505,695				505,695

Corporate Bonds & Notes - 84.29%
Agricultural Production Crops - 0.30%
Dole Food Company Incorporated 7.25%, Due 06/15/10	200,000	183,000			200,000	183,000
Dole Food Company Incorporated 8.63%, Due 05/01/09	425,000	416,500			425,000	416,500
Dole Food Company Incorporated 8.88%, Due 03/15/11«	600,000	559,500			600,000	559,500
Total Agricultural Production Crops		1,159,000				1,159,000
Agricultural Production Livestock & Animal Specialized - 0.12%
Pilgrim’s Pride Corporation 7.63%, Due 05/01/15	300,000	294,000			300,000	294,000
Pilgrim’s Pride Corporation 8.38%, Due 05/01/17«	200,000	196,000			200,000	196,000
Total Agricultural Production Livestock & Animal Specialized		490,000				490,000
Amusement & Recreation Services - 1.44%
Mashantucket Western Pequot Tribe 8.50%, Due 11/15/15††			1,690,000	$1,690,000	1,690,000	1,690,000
Single Springs Tribal Gaming Authority 9.38%, Due 06/15/15††«			2,320,000	2,273,600	2,320,000	2,273,600
Speedway Motorsports Incorporated 6.75%, Due 06/01/13	530,000	519,400			530,000	519,400
Town Sports International Incorporated 9.25%, Due 02/01/14^			1,222,000	1,148,680	1,222,000	1,148,680
Total Amusement & Recreation Services		519,400		5,112,280		5,631,680
Apparel & Accessory Stores - 0.70%
Neiman Marcus Group Incorporated 9.00%, Due 10/15/15¥			1,855,000	1,929,200	1,855,000	1,929,200
Payless ShoeSource Incorporated 8.25%, Due 08/01/13	600,000	558,000			600,000	558,000
Phillips Van-Heusen Corporation 7.25%, Due 02/15/11	250,000	250,000			250,000	250,000
Total Apparel & Accessory Stores		808,000		1,929,200		2,737,200
Apparel & Other Finished Products Made From Fabrics & Similar Materials - 0.72%
Riddell Bell Holdings Incorporated 8.38%, Due 10/01/12			3,070,000	2,824,400	3,070,000	2,824,400
Total Apparel & Other Finished Products Made From Fabrics & Similar Materials				2,824,400		2,824,400

Automotive Dealers & Gasoline Service Stations - 0.40%
Asbury Automotive Group Incorporated 7.63%, Due 03/15/17	510,000	461,550			510,000	461,550
Group 1 Automotive Incorporated 8.25%, Due 08/15/13	125,000	123,125			125,000	123,125
Sonic Automotive Incorporated Series B 8.63%, Due 08/15/13«	575,000	568,531			575,000	568,531
United Auto Group Incorporated 7.75%, Due 12/15/16	425,000	403,750			425,000	403,750
Total Automotive Dealers & Gasoline Service Stations		1,556,956				1,556,956
Automotive Repair, Services & Parking - 0.09%
Allison Transmission Incorporated 11.00%, Due 11/01/15«††	50,000	48,125			50,000	48,125
Allison Transmission Incorporated 11.25%, Due 11/01/15	220,000	205,150			220,000	205,150
Neff Corporation 10.00%, Due 06/01/15«	135,000	81,000			135,000	81,000
Total Automotive Repair, Services & Parking		334,275				334,275
Building Construction-General Contractors & Operative Builders - 0.09%
Esco Corporation 8.63%, Due 12/15/13††	100,000	100,500			100,000	100,500
Esco Corporation 9.57%, Due 12/15/13±††	250,000	247,500			250,000	247,500
Total Building Construction-General Contractors & Operative Builders		348,000				348,000
Business Services - 5.17%
Affinity Group Incorporated 10.88%, Due 02/15/12¥	50,000	50,000			50,000	50,000
Affinity Group Incorporated 9.00%, Due 02/15/12	350,000	330,750			350,000	330,750
Deluxe Corporation 7.38%, Due 06/01/15			3,295,000	3,270,288	3,295,000	3,270,288
First Data Corporation 9.88%, Due 09/24/15«††	485,000	451,050			485,000	451,050
Kar Holdings Incorporated 10.00%, Due 05/01/15††	550,000	499,125			550,000	499,125
Lamar Media Corporation 6.63%, Due 08/15/15††	300,000	285,000			300,000	285,000
Lamar Media Corporation 6.63%, Due 08/15/15††			2,360,000	2,242,000	2,360,000	2,242,000
Nco Group Incorporated 11.88%, Due 11/15/14	350,000	336,000			350,000	336,000
Open Solutions Incorporated 9.75%, Due 02/01/15††	475,000	441,750			475,000	441,750
Penhall International Corporation 12.00%, Due 08/01/14††			1,680,000	1,545,600	1,680,000	1,545,600
Rainbow National Services LLC 10.38%, Due 09/01/14††			1,490,000	1,609,200	1,490,000	1,609,200
Rental Service Corporation 9.50%, Due 12/01/14			1,705,000	1,581,388	1,705,000	1,581,388
Seagate Technology HDD Holdings 6.80%, Due 10/01/16	700,000	689,500			700,000	689,500
Sungard Data Systems Incorporated 10.25%, Due 08/15/15«	600,000	618,000			600,000	618,000
SunGard Data Systems Incorporated 3.75%, Due 01/15/09	200,000	193,000			200,000	193,000
SunGard Data Systems Incorporated 9.13%, Due 08/15/13	550,000	559,625	2,610,000	2,655,675	3,160,000	3,215,300
United Rentals North America Incorporated 7.75%, Due 11/15/13«			1,310,000	1,198,650	1,310,000	1,198,650
West Corporation 11.00%, Due 10/15/16«			1,640,000	1,640,000	1,640,000	1,640,000

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	High Yield Bond Fund		High Income Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Total Business Services		4,453,800		15,742,801		20,196,601
Casino & Gaming - 4.80%
CCM Merger Incorporated 8.00%, Due 08/01/13††			2,215,000	2,054,413	2,215,000	2,054,413
Chukchansi Economic Development Authority 8.00%, Due 11/15/13††	250,000	245,000			250,000	245,000
Chukchansi Economic Development Authority 8.24%, Due 11/15/12±††	120,000	117,000			120,000	117,000
MGM Mirage Incorporated 6.00%, Due 10/01/09	400,000	396,000			400,000	396,000
MGM Mirage Incorporated 7.63%, Due 01/15/17			1,980,000	1,970,100	1,980,000	1,970,100
MTR Gaming Group Incorporated Series B 9.00%, Due 06/01/12	200,000	190,000			200,000	190,000
Penn National Gaming Incorporated 6.75%, Due 03/01/15			2,550,000	2,581,875	2,550,000	2,581,875
Penn National Gaming Incorporated 6.88%, Due 12/01/11	480,000	478,800			480,000	478,800
Pinnacle Entertainment 8.25%, Due 03/15/12			1,750,000	1,767,500	1,750,000	1,767,500
Pokagon Gaming Authority 10.38%, Due 06/15/14††			2,490,000	2,664,300	2,490,000	2,664,300
River Rock Entertainment Authority 9.75%, Due 11/01/11	100,000	103,000			100,000	103,000
San Pasqual Casino 8.00%, Due 09/15/13††	425,000	418,625			425,000	418,625
Tunica-Biloxi Gaming AU 9.00%, Due 11/15/15††			1,850,000	1,868,500	1,850,000	1,868,500
Turning Stone Casino Resort Enterprise 9.13%, Due 12/15/10††			2,110,000	2,120,550	2,110,000	2,120,550
Waterford Gaming LLC 8.63%, Due 09/15/14††			1,655,000	1,652,931	1,655,000	1,652,931
Wynn Las Vegas LLC 6.63%, Due 12/01/14	134,000	129,980			134,000	129,980
Total Casino & Gaming		2,078,405		16,680,169		18,758,574
Chemicals & Allied Products - 0.88%
Equistar Chemicals LP/Equistar Funding Corporation 10.13%, Due 09/01/08	131,000	135,585			131,000	135,585
Huntsman International LLC 7.88%, Due 11/15/14	150,000	160,875			150,000	160,875
Innophos Incorporated 8.88%, Due 08/15/14	265,000	263,675			265,000	263,675
Lyondell Chemical Company 8.00%, Due 09/15/14	167,000	189,128			167,000	189,128
Lyondell Chemical Company 8.25%, Due 09/15/16	278,000	325,955			278,000	325,955
Mosaic Company 7.38%, Due 12/01/14††	250,000	263,750			250,000	263,750
Mosaic Company 7.63%, Due 12/01/16«††	250,000	267,500			250,000	267,500
Mosaic Company 7.63%, Due 12/01/16††«			1,710,000	1,829,700	1,710,000	1,829,700
Total Chemicals & Allied Products		1,606,468		1,829,700		3,436,168
Coal Mining - 1.39%
Foundation PA Coal Company 7.25%, Due 08/01/14«			3,145,000	3,027,063	3,145,000	3,027,063
Massey Energy Company 6.88%, Due 12/15/13			2,545,000	2,405,025	2,545,000	2,405,025
Total Coal Mining				5,432,088		5,432,088
Communications - 12.24%
American Tower Corporation 7.00%, Due 10/15/17††	320,000	325,600	2,455,000	2,497,963	2,775,000	2,823,563
Barrington Broadcasting Group Llc and Barrington Broadcasting Capital Corporation 10.50%, Due 08/15/14	640,000	649,600			640,000	649,600
CCH I LLC/CCH I Capital Corporation 11.00%, Due 10/01/15«			1,635,000	1,422,450	1,635,000	1,422,450
CCH II LLC/CCH II Capital Corporation 10.25%, Due 10/01/13			3,240,000	3,207,600	3,240,000	3,207,600
Centennial Communications Corporation 10.00%, Due 01/01/13«	600,000	624,000			600,000	624,000
Charter Communication OPT LLC Capital 8.00%, Due 04/30/12††	1,245,000	1,216,988			1,245,000	1,216,988
Charter Communication OPT LLC Capital 8.38%, Due 04/30/14††	525,000	514,500			525,000	514,500
Charter Communications Holdings II LLC/Capital Corporation 10.25%, Due 09/15/10			1,660,000	1,639,250	1,660,000	1,639,250
Citizens Communications Company 6.25%, Due 01/15/13			2,130,000	2,058,113	2,130,000	2,058,113
Citizens Communications Company 7.05%, Due 10/01/46	325,000	264,875			325,000	264,875
Citizens Communications Company 7.13%, Due 03/15/19	35,000	33,425			35,000	33,425
Cricket Communications Incorporated 9.38%, Due 11/01/14	450,000	418,500			450,000	418,500
CSC Holdings Incorporated 7.88%, Due 12/15/07	275,000	275,000			275,000	275,000
CSC Holdings Incorporated Series B 7.63%, Due 04/01/11			1,730,000	1,695,400	1,730,000	1,695,400
DIRECTV Holdings/Finance 6.38%, Due 06/15/15	50,000	48,375			50,000	48,375
DIRECTV Holdings/Finance 8.38%, Due 03/15/13	500,000	518,750			500,000	518,750
Dobson Cellular Systems Incorporated 8.38%, Due 11/01/11	200,000	214,500			200,000	214,500
Dobson Cellular Systems Incorporated 9.88%, Due 11/01/12	400,000	437,000			400,000	437,000
Dobson Communications Corporation 8.88%, Due 10/01/13«	380,000	408,500			380,000	408,500
Dobson Communications Corporation 9.61%, Due 10/15/12±	250,000	255,000			250,000	255,000
Echostar DBS Corporation 7.13%, Due 02/01/16	350,000	364,438			350,000	364,438
Embarq Corporation 8.00%, Due 06/01/36			2,645,000	2,795,501	2,645,000	2,795,501
Fisher Communications Incorporated 8.63%, Due 09/15/14	300,000	304,500			300,000	304,500
Intelsat Corporation 9.00%, Due 06/15/16	395,000	400,925			395,000	400,925
L-3 Communications Corporation 6.38%, Due 10/15/15	660,000	653,400	1,985,000	1,965,150	2,645,000	2,618,550
LBI Media Incorporated 8.50%, Due 08/01/17††	250,000	241,250			250,000	241,250
Mediacom Broadband LLC 8.50%, Due 10/15/15			3,360,000	2,990,400	3,360,000	2,990,400
Metropcs Wireless Incorporated 9.25%, Due 11/01/14	825,000	781,688			825,000	781,688
Nextel Communications Series F 5.95%, Due 03/15/14			2,620,000	2,440,554	2,620,000	2,440,554

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	High Yield Bond Fund		High Income Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
PanAmSat Corporation 9.00%, Due 08/15/14	705,000	715,575			705,000	715,575
Paxson Communications 11.49%, Due 01/15/13††«±			2,320,000	2,302,600	2,320,000	2,302,600
Qwest Communications International Incorporated 7.25%, Due 02/15/11	155,000	153,450			155,000	153,450
Qwest Communications International Incorporated Series B 7.50%, Due 02/15/14	785,000	779,113	2,905,000	2,883,213	3,690,000	3,662,326
Qwest Corporation 7.50%, Due 10/01/14	150,000	151,875			150,000	151,875
Qwest Corporation 7.63%, Due 06/15/15	480,000	489,600			480,000	489,600
Qwest Corporation 8.94%, Due 06/15/13±			3,380,000	3,472,950	3,380,000	3,472,950
RH Donnelley Corporation 8.88%, Due 10/15/17††			845,000	796,413	845,000	796,413
Rural Cellular Corporation 8.25%, Due 03/15/12	200,000	207,500			200,000	207,500
Rural Cellular Corporation 9.88%, Due 02/01/10	1,305,000	1,353,938			1,305,000	1,353,938
Time Warner Telecommunication Holdings 9.25%, Due 02/15/14	300,000	306,750			300,000	306,750
Windstream Corporation 8.13%, Due 08/01/13			840,000	864,150	840,000	864,150
Windstream Corporation 8.63%, Due 08/01/16			1,630,000	1,691,125	1,630,000	1,691,125
Total Communications		13,108,615		34,722,832		47,831,447
Consumer Services - 0.07%
Allis-Chalmers Energy Incorporated 8.50%, Due 03/01/17	300,000	288,000			300,000	288,000
Total Consumer Services		288,000				288,000
Depository Institutions - 0.23%
Chevy Chase Bank FSB 6.88%, Due 12/01/13	950,000	912,000			950,000	912,000
Total Depository Institutions		912,000				912,000
Eating & Drinking Places - 2.00%
ARAMARK Corporation 8.50%, Due 02/01/15			3,340,000	3,352,525	3,340,000	3,352,525
Beverages & More Incorporated 9.25%, Due 03/01/12††	75,000	75,938			75,000	75,938
Denny’s Corporation/Holdings Incorporated 10.00%, Due 10/01/12	400,000	396,000			400,000	396,000
O’Charleys Incorporated 9.00%, Due 11/01/13	1,400,000	1,386,000			1,400,000	1,386,000
Real Mex Restaurants Incorporated 10.00%, Due 04/01/10«§	1,050,000	1,029,000			1,050,000	1,029,000
Sbarro Incorporated 10.38%, Due 02/01/15«			1,820,000	1,583,400	1,820,000	1,583,400
Total Eating & Drinking Places		2,886,938		4,935,925		7,822,863
Educational Services - 0.54%
Education Management LLC 8.75%, Due 06/01/14			2,110,000	2,110,000	2,110,000	2,110,000
Total Educational Services				2,110,000		2,110,000
Electric, Gas & Sanitary Services - 7.43%
Allied Waste North America 6.38%, Due 04/15/11«	350,000	345,625			350,000	345,625
Allied Waste North America 6.50%, Due 11/15/10	300,000	300,375			300,000	300,375
Allied Waste North America Incorporated 6.88%, Due 06/01/17			1,720,000	1,692,050	1,720,000	1,692,050
Clean Harbors Incorporated 11.25%, Due 07/15/12			532,000	574,323	532,000	574,323
Edison Mission Energy 7.75%, Due 06/15/16			1,680,000	1,696,800	1,680,000	1,696,800
Edison Misson Energy 7.20%, Due 05/15/19			2,735,000	2,611,925	2,735,000	2,611,925
El Paso Corporation 6.88%, Due 06/15/14	100,000	100,293			100,000	100,293
El Paso Corporation 7.00%, Due 06/15/17	475,000	476,031			475,000	476,031
El Paso Performance-Linked Trust 7.75%, Due 07/15/11††	450,000	471,254			450,000	471,254
Ferrellgas Partners LP 6.75%, Due 05/01/14	350,000	339,500			350,000	339,500
Inergy LP/Inergy Finance Corporation 6.88%, Due 12/15/14«			1,770,000	1,708,050	1,770,000	1,708,050
Mirant North America LLC 7.38%, Due 12/31/13«			1,950,000	1,954,875	1,950,000	1,954,875
Nevada Power Company Series M 5.95%, Due 03/15/16	100,000	100,521			100,000	100,521
Nevada Power Company Series O 6.50%, Due 05/15/18	200,000	207,386			200,000	207,386
Northwest Pipeline Corporation 7.00%, Due 06/15/16	125,000	135,781			125,000	135,781
NRG Energy Incorporated 7.25%, Due 02/01/14	605,000	591,388			605,000	591,388
NRG Energy Incorporated 7.38%, Due 01/15/17	200,000	195,500	2,100,000	2,052,750	2,300,000	2,248,250
NRG Energy Incorporated 7.38%, Due 02/01/16	700,000	686,000	3,210,000	3,145,800	3,910,000	3,831,800
Sierra Pacific Power Company 6.00%, Due 05/15/16	300,000	303,590			300,000	303,590
Sierra Pacific Power Company Series P 6.75%, Due 07/01/37	200,000	206,304			200,000	206,304
Sierra Pacific Resources 6.75%, Due 08/15/17			4,980,000	4,835,610	4,980,000	4,835,610
Tennessee Gas Pipeline Company 8.38%, Due 06/15/32			3,480,000	4,102,395	3,480,000	4,102,395
Texas Competitive Eletric Holdings Company LLC 10.25%, Due 11/01/15††			210,000	208,910	210,000	208,910
Total Electric, Gas & Sanitary Services		4,459,548		24,583,488		29,043,036
Energy - 0.27%
White Pine Hydro Portfolio 7.26%, Due 07/20/15††			1,000,000	1,040,881	1,000,000	1,040,881
Total Energy				1,040,881		1,040,881
Electronic & Other Electrical Equipment & Components, Except Computer Equipment - 0.08%
Baldor Electric Company 8.63%, Due 02/15/17	325,000	333,125			325,000	333,125
Total Electronic & Other Electrical Equipment & Components, Except Computer Equipment		333,125				333,125
Engineering, Accounting, Research Management & Related Services - 0.86%
Cornell Companies Incorporated 10.75%, Due 07/01/12	400,000	427,000			400,000	427,000
Lvb Acquisition Merger Sub Incorporated 11.63%, Due 10/15/17††	500,000	493,125			500,000	493,125

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	High Yield Bond Fund		High Income Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
US Oncology Incorporated 9.00%, Due 08/15/12			2,465,000	2,428,025	2,465,000	2,428,025
Total Engineering, Accounting, Research Management & Related Services		920,125		2,428,025		3,348,150
Fabricated Metal Products, Except Machinery & Transportation Equipment - 0.84%
Ball Corporation 6.63%, Due 03/15/18			3,310,000	3,268,625	3,310,000	3,268,625
Total Fabricated Metal Products, Except Machinery & Transportation Equipment				3,268,625		3,268,625
Food & Kindred Products - 0.98%
Constellation Brands Incorporated 7.25%, Due 09/01/16	100,000	93,500			100,000	93,500
Dean Foods Company 6.90%, Due 10/15/17	125,000	108,438			125,000	108,438
Parmalat Bakery Series A2 5.00%, Due 07/09/12††(i)			1,329,852	1,156,971	1,329,852	1,156,971
Parmalat Dairy Series A1 5.00%, Due 07/09/10††(i)			1,329,852	1,196,867	1,329,852	1,196,867
Pinnacle Foods LLC Corporation 9.25%, Due 04/01/15††			515,000	466,075	515,000	466,075
Reynolds American Incorporated 7.63%, Due 06/01/16	650,000	709,613			650,000	709,613
Smithfield Foods Incorporated 7.75%, Due 07/01/17	95,000	92,150			95,000	92,150
Total Food & Kindred Products		1,003,701		2,819,913		3,823,614
Health Services - 4.96%
Alliance Imaging Incorporated 7.25%, Due 12/15/12††			2,530,000	2,352,900	2,530,000	2,352,900
Community Health Systems Incorporated Series WI 8.88%, Due 07/15/15	770,000	777,700			770,000	777,700
Community Health Systems Incorporated Series WI 8.88%, Due 07/15/15			3,385,000	3,418,850	3,385,000	3,418,850
DaVita Incorporated 7.25%, Due 03/15/15			2,560,000	2,489,600	2,560,000	2,489,600
Hca Incorporated 9.13%, Due 11/15/14	250,000	255,625			250,000	255,625
HCA Incorporated 9.25%, Due 11/15/16	950,000	983,250	2,520,000	2,608,200	3,470,000	3,591,450
HCA Incorporated 9.63%, Due 11/15/16«¥			3,360,000	3,494,400	3,360,000	3,494,400
Sun Healthcare Group Incorporated 9.13%, Due 04/15/15	200,000	200,500			200,000	200,500
Tenet Healthcare Corporation 6.38%, Due 12/01/11	675,000	607,500			675,000	607,500
Tenet Healthcare Corporation 6.88%, Due 11/15/31	160,000	119,200			160,000	119,200
United Surgical Partners International Incorporated 8.88%, Due 05/01/17	240,000	234,000			240,000	234,000
Vanguard Health Holdings 9.00%, Due 10/01/14			1,960,000	1,857,100	1,960,000	1,857,100
Total Health Services		3,177,775		16,221,050		19,398,825
Holding & Other Investment Offices - 0.25%
Bonten Media Acquisition Company 9.00%, Due 06/01/15	85,000	75,225			85,000	75,225
Sheridan Acquisition Corporation 10.25%, Due 08/15/11	905,000	905,000			905,000	905,000
Total Holding & Other Investment Offices		980,225				980,225
Industrial & Commercial Machinery & Computer Equipment - 1.74%
Actuant Corporation 6.88%, Due 06/15/17††«			1,065,000	1,038,375	1,065,000	1,038,375
Case New Holland Incorporated 7.13%, Due 03/01/14			2,390,000	2,384,025	2,390,000	2,384,025
Grant Prideco Incorporated Series B 6.13%, Due 08/15/15			1,650,000	1,691,250	1,650,000	1,691,250
Terex Corporation 8.00%, Due 11/15/17			1,690,000	1,698,450	1,690,000	1,698,450
Total Industrial & Commercial Machinery & Computer Equipment				6,812,100		6,812,100
Insurance Agents, Brokers & Service - 0.11%
USI Holdings Corporation 9.75%, Due 05/15/15††	500,000	417,500			500,000	417,500
Total Insurance Agents, Brokers & Service		417,500				417,500
Insurance Carriers - 0.21%
Centene Corporation 7.25%, Due 04/01/14	400,000	390,000			400,000	390,000
MultiPlan Incorporated 10.38%, Due 04/15/16††	450,000	450,000			450,000	450,000
Total Insurance Carriers		840,000				840,000
Justice, Public Order & Safety - 0.98%
Corrections Corporation of America 6.25%, Due 03/15/13	625,000	617,188	2,600,000	2,567,500	3,225,000	3,184,688
Corrections Corporation of America 6.75%, Due 01/31/14	130,000	130,488			130,000	130,488
Geo Group Incorporated 8.25%, Due 07/15/13	525,000	525,000			525,000	525,000
Total Justice, Public Order & Safety		1,272,676		2,567,500		3,840,176
Legal Services - 0.76%
FTI Consulting Incorporated 7.75%, Due 10/01/16			2,855,000	2,962,063	2,855,000	2,962,063
Total Legal Services				2,962,063		2,962,063
Local & Sub-Transit & Interurban Highway Pass Transportation - 0.13%
Rural Metro Corporation 9.88%, Due 03/15/15	515,000	494,400			515,000	494,400
Total Local & Sub-Transit & Interurban Highway Pass Transportation		494,400				494,400
Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods - 0.60%
Cooper Companies Incorporated 7.13%, Due 02/15/15	700,000	679,000			700,000	679,000
Invacare Corporation 9.75%, Due 02/15/15			1,660,000	1,651,700	1,660,000	1,651,700

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	High Yield Bond Fund		High Income Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Total Measuring, Analyzing & Controlling Instruments:
Photographic, Medical & Optical Goods		679,000		1,651,700		2,330,700
Metal Mining - 1.40%
Freeport-McMoran Copper & Gold Incorporated 8.25%, Due 04/01/15	150,000	160,125			150,000	160,125
Freeport-McMoran Copper & Gold Incorporated 8.38%, Due 04/01/17	780,000	842,400	2,540,000	2,743,200	3,320,000	3,585,600
Noranda Aluminum Acquisition Corporation 8.74%, Due 05/15/15††±			2,020,000	1,737,200	2,020,000	1,737,200
Total Metal Mining		1,002,525		4,480,400		5,482,925
Miscellaneous Manufacturing Industries - 1.60%
ALH Finance LLC/ALH Finance Corporation 8.50%, Due 01/15/13«	860,000	808,400	2,405,000	2,260,700	3,265,000	3,069,100
Clarke American Corporation 9.50%, Due 05/15/15			1,735,000	1,492,100	1,735,000	1,492,100
Gentek Incorporated 11.00%, Due 08/01/09^^(a)			4,850,000	0	4,850,000	0
RBS Global Incorporated & Rexnord LLC 8.88%, Due 09/01/16			1,730,000	1,678,100	1,730,000	1,678,100
Total Miscellaneous Manufacturing Industries		808,400		5,430,900		6,239,300
Miscellaneous Retail - 0.65%
AmeriGas Partners LP 7.13%, Due 05/20/16	375,000	360,000			375,000	360,000
AmeriGas Partners LP 7.25%, Due 05/20/15	360,000	349,200			360,000	349,200
Michaels Stores Incorporated 10.00%, Due 11/01/14«			1,680,000	1,654,800	1,680,000	1,654,800
Rite Aid Corporation 9.50%, Due 06/15/17††	200,000	172,000			200,000	172,000
Total Miscellaneous Retail		881,200		1,654,800		2,536,000
Motion Pictures - 0.86%
AMC Entertainment Incorporated Series B 8.63%, Due 08/15/12	650,000	664,625	2,330,000	2,382,425	2,980,000	3,047,050
Muzak Finance Corporation LLC 13.00%, Due 03/15/10	602,000	301,753			602,000	301,753
Total Motion Pictures		966,378		2,382,425		3,348,803
Motor Freight Transportation & Warehousing - 0.02%
Trailer Bridge Incorporated 9.25%, Due 11/15/11	70,000	69,913			70,000	69,913
Total Motor Freight Transportation & Warehousing		69,913				69,913
Non-Depository Credit Institutions - 3.75%
Consolidated Communications Illinois Texas Holdings Incorporated 9.75%, Due 04/01/12	230,000	235,750			230,000	235,750
Ford Motor Credit Company 7.25%, Due 10/25/11	400,000	361,100			400,000	361,100
Ford Motor Credit Company LLC 7.00%, Due 10/01/13	845,000	738,012	1,460,000	1,275,145	2,305,000	2,013,157
Ford Motor Credit Company LLC 7.80%, Due 06/01/12			1,665,000	1,483,890	1,665,000	1,483,890
Ford Motor Credit Company LLC 8.00%, Due 12/15/16	550,000	481,222	1,245,000	1,089,312	1,795,000	1,570,534
General Motors Acceptance Corporation LLC Series MTN 4.38%, Due 12/10/07	100,000	99,914			100,000	99,914
GMAC LLC 6.63%, Due 05/15/12			2,110,000	1,787,632	2,110,000	1,787,632
GMAC LLC 6.75%, Due 12/01/14	450,000	370,188	2,245,000	1,846,825	2,695,000	2,217,013
GMAC LLC 8.00%, Due 11/01/31	1,020,000	865,432	1,140,000	967,248	2,160,000	1,832,680
Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC 9.75%, Due 11/15/14			2,505,000	2,692,875	2,505,000	2,692,875
NSG Holdings LLC/NSG Holdings Incorporated 7.75%, Due 12/15/25††	375,000	370,313			375,000	370,313
Total Non-Depository Credit Institutions		3,521,931		11,142,927		14,664,858
Oil & Gas Extraction - 6.10%
Caithness Coso Funding Corporation 6.26%, Due 06/15/14††			2,480,770	2,701,162	2,480,770	2,701,162
Calfrac Holdings LP 7.75%, Due 02/15/15«††	350,000	335,125			350,000	335,125
Chesapeake Energy Corporation 6.25%, Due 01/15/18			1,770,000	1,668,225	1,770,000	1,668,225
Chesapeake Energy Corporation 6.38%, Due 06/15/15			3,450,000	3,312,000	3,450,000	3,312,000
Chesapeake Energy Corporation 6.63%, Due 01/15/16«	150,000	145,500			150,000	145,500
Chesapeake Energy Corporation 6.88%, Due 11/15/20«	650,000	622,375			650,000	622,375
Forest Oil Corporation 7.25%, Due 06/15/19††			2,550,000	2,524,500	2,550,000	2,524,500
Hilcorp Energy 7.75%, Due 11/01/15††	120,000	116,100	2,825,000	2,733,188	2,945,000	2,849,288
Key Energy Services Incorporated 8.38%, Due 12/01/14††			2,530,000	2,536,325	2,530,000	2,536,325
Markwest Energy Partners LP Series B 8.50%, Due 07/15/16	225,000	225,563			225,000	225,563
Pride International Incorporated 7.38%, Due 07/15/14			2,605,000	2,670,125	2,605,000	2,670,125
Range Resources Corporation 7.50%, Due 05/15/16			2,520,000	2,551,500	2,520,000	2,551,500
Sabine Pass LNG LP 7.50%, Due 11/30/16	1,700,000	1,606,500			1,700,000	1,606,500
Swift Energy Company 7.13%, Due 06/01/17	100,000	94,500			100,000	94,500
Total Oil & Gas Extraction		3,145,663		20,697,025		23,842,688
Paper & Allied Products - 3.11%
Appleton Papers Incorporated Series B 9.75%, Due 06/15/14			2,135,000	2,089,631	2,135,000	2,089,631
Bowater Incorporated 8.69%, Due 03/15/10±			2,120,000	1,865,600	2,120,000	1,865,600
Graham Packaging Company Incorporated 8.50%, Due 10/15/12			2,220,000	2,070,150	2,220,000	2,070,150
Graham Packaging Company Incorporated 9.88%, Due 10/15/14«	300,000	275,250			300,000	275,250
Greif Incorporated 6.75%, Due 02/01/17			2,080,000	1,970,800	2,080,000	1,970,800
Neenah Paper Incorporated 7.38%, Due 11/15/14	600,000	558,000			600,000	558,000
P.H. Glatfelter Company 7.13%, Due 05/01/16			1,690,000	1,656,200	1,690,000	1,656,200

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	High Yield Bond Fund		High Income Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Verso Paper Holdings LLC 9.13%, Due 08/01/14«			1,685,000	1,674,469	1,685,000	1,674,469
Total Paper & Allied Products		833,250		11,326,850		12,160,100
Personal Services - 0.69%
Mac-Gray Corporation 7.63%, Due 08/15/15	350,000	341,250			350,000	341,250
Service Corporation International 7.63%, Due 10/01/18	100,000	99,250			100,000	99,250
Service Corporation International Series WI 7.50%, Due 06/15/17	700,000	659,750	1,680,000	1,583,400	2,380,000	2,243,150
Total Personal Services		1,100,250		1,583,400		2,683,650
Petroleum Refining & Related Industries - 0.41%
Hilcorp Energy Lp Hilcorp Finance Company 9.00%, Due 06/01/16††	75,000	76,500			75,000	76,500
Tesoro Corporation 6.50%, Due 06/01/17			1,535,000	1,515,813	1,535,000	1,515,813
Total Petroleum Refining & Related Industries		76,500		1,515,813		1,592,313
Pipelines - 1.58%
Dynegy Holdings Incorporated 7.75%, Due 06/01/19			845,000	760,500	845,000	760,500
Dynegy Holdings Incorporated 8.38%, Due 05/01/16			1,690,000	1,624,513	1,690,000	1,624,513
Kinder Morgan Incorporated 7.45%, Due 03/01/49	300,000	265,781			300,000	265,781
Williams Companies Incorporated 7.23%, Due 10/01/10±††	400,000	406,000			400,000	406,000
Williams Companies Incorporated 7.63%, Due 07/15/19			2,505,000	2,774,288	2,505,000	2,774,288
Williams Companies Incorporated 8.75%, Due 03/15/32	300,000	362,250			300,000	362,250
Total Pipelines		1,034,031		5,159,301		6,193,332
Primary Metal Industries - 0.80%
Aleris International Incorporated 9.00%, Due 12/15/14			1,695,000	1,457,700	1,695,000	1,457,700
Belden Incorporated 7.00%, Due 03/15/17			1,680,000	1,650,600	1,680,000	1,650,600
Total Primary Metal Industries				3,108,300		3,108,300
Printing, Publishing & Allied Industries - 2.55%
Dex Media Incorporated 8.00%, Due 11/15/13			2,700,000	2,578,500	2,700,000	2,578,500
Dex Media West LLC/Dex Media West Finance Company Series B 9.88%, Due 08/15/13	511,000	530,801			511,000	530,801
Houghton Mifflin Company 7.20%, Due 03/15/11			1,965,000	1,935,525	1,965,000	1,935,525
Idearc Incorporated 8.00%, Due 11/15/16	650,000	607,750			650,000	607,750
Network Communications Incorporated 10.75%, Due 12/01/13			1,930,000	1,930,000	1,930,000	1,930,000
Nielsen Finance Llc Nielsen Finance Company 11.19%, Due 08/01/16^	350,000	242,375			350,000	242,375
Nielsen Finance LLC/Nielsen Finance Company 10.00%, Due 08/01/14	100,000	101,750	1,685,000	1,714,488	1,785,000	1,816,238
R.H. Donnelley Corporation Series A-3 8.88%, Due 01/15/16	340,000	321,300			340,000	321,300
Total Printing, Publishing & Allied Industries		1,803,976		8,158,513		9,962,489
Real Estate Investment Trusts (REITS) - 2.66%
BF Saul REIT 7.50%, Due 03/01/14	850,000	807,500			850,000	807,500
Host Marriott LP 7.13%, Due 11/01/13	200,000	200,500			200,000	200,500
Host Marriott LP Series M 7.00%, Due 08/15/12	225,000	225,000			225,000	225,000
Host Marriott LP Series Q 6.75%, Due 06/01/16	500,000	496,250			500,000	496,250
Reckson Operating Partnership LP 6.00%, Due 03/31/16			2,135,000	2,042,582	2,135,000	2,042,582
Rouse Company LP 6.75%, Due 05/01/13††			2,110,000	1,968,318	2,110,000	1,968,318
Ventas Realty LP 6.75%, Due 04/01/17«			4,715,000	4,656,063	4,715,000	4,656,063
Total Real Estate Investment Trusts (REITS)		1,729,250		8,666,963		10,396,213
Rental Auto/Equipment - 1.30%
Avis Budget Car Rental LLC 7.75%, Due 05/15/16«			2,630,000	2,482,063	2,630,000	2,482,063
H&E Equipment Services Incorporated 8.38%, Due 07/15/16«	500,000	462,500			500,000	462,500
Hertz Corporation 10.50%, Due 01/01/16«			805,000	833,175	805,000	833,175
Hertz Corporation 8.88%, Due 01/01/14			1,315,000	1,315,000	1,315,000	1,315,000
Total Rental Auto/Equipment		462,500		4,630,238		5,092,738
Rubber & Miscellaneous Plastics Products - 0.45%
The Goodyear Tire & Rubber Company 9.00%, Due 07/01/15«			1,654,000	1,761,510	1,654,000	1,761,510
Total Rubber & Miscellaneous Plastics Products				1,761,510		1,761,510
Security & Commodity Brokers, Dealers, Exchanges & Services - 0.45%
Nuveen Investment Incorporated 10.50%, Due 11/15/15«††	510,000	503,625	1,270,000	1,254,125	1,780,000	1,757,750
Total Security & Commodity Brokers, Dealers, Exchanges & Services		503,625		1,254,125		1,757,750
Stone, Clay, Glass & Concrete Products - 1.17%
Crown Cork & Seal Company Incorporated 8.00%, Due 04/15/23«	400,000	370,000			400,000	370,000
Owens-Brockway Glass Container Incorporated 8.25%, Due 05/15/13	525,000	543,375			525,000	543,375
Owens-Illinois Incorporated 7.80%, Due 05/15/18			3,680,000	3,661,600	3,680,000	3,661,600
Total Stone, Clay, Glass & Concrete Products		913,375		3,661,600		4,574,975
Textile Mill Products - 1.10%
Interface Incorporated 9.50%, Due 02/01/14			2,190,000	2,277,600	2,190,000	2,277,600
Perry Ellis International Incorporated Series B 8.88%, Due 09/15/13			2,095,000	2,032,150	2,095,000	2,032,150
Total Textile Mill Products				4,309,750		4,309,750

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	High Yield Bond Fund		High Income Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Transportation By Air - 0.04%
Continental Airlines Incorporated Series 00-1 8.50%, Due 05/01/11	150,650	149,144			150,650	149,144
Total Transportation By Air		149,144				149,144
Transportation Equipment - 1.99%
Altra Industrial Motion Incorporated 9.00%, Due 12/01/11	185,000	185,925			185,000	185,925
Altra Industrial Motion Incorporated 9.00%, Due 12/01/11	40,000	40,200			40,000	40,200
Ford Motor Company 7.45%, Due 07/16/31	275,000	207,625			275,000	207,625
General Motors Corporation 8.38%, Due 07/15/33«	960,000	796,800	4,225,000	3,506,750	5,185,000	4,303,550
Lear Corporation Series B 8.75%, Due 12/01/16			1,690,000	1,554,800	1,690,000	1,554,800
TransDigm Incorporated 7.75%, Due 07/15/14	125,000	126,250			125,000	126,250
Visteon Corporation 7.00%, Due 03/10/14«			1,740,000	1,344,137	1,740,000	1,344,137
Total Transportation Equipment		1,356,800		6,405,687		7,762,487
Transportation Services - 0.02%
Sabre Holdings Corporation 8.35%, Due 03/15/16	75,000	65,625			75,000	65,625
Total Transportation Services		65,625				65,625
Water Transportation - 0.21%
Gulfmark Offshore Incorporated 7.75%, Due 07/15/14	450,000	454,500			450,000	454,500
Overseas Shipholding Group 7.50%, Due 02/15/24	385,000	373,931			385,000	373,931
Total Water Transportation		828,431				828,431

Total Corporate Bonds & Notes (Cost $68,203,996, $270,684,827 and $338,888,823, respectively)		66,380,699		263,005,267		329,385,966

Foreign Corporate Bonds - 4.56%
Abitibi Consolidated Incorporated 5.25%, Due 06/20/08	75,000	73,125			75,000	73,125
Abitibi Consolidated Incorporated 6.95%, Due 04/01/08	180,000	176,850			180,000	176,850
FMC Finance III SA 6.88%, Due 07/15/17††			1,840,000	1,803,200	1,840,000	1,803,200
Ineos Group Holdings plc 8.50%, Due 02/15/16††«			3,090,000	2,781,000	3,090,000	2,781,000
Intelsat (Bermuda) Limited 11.25%, Due 06/15/16	425,000	439,875	3,380,000	3,498,300	3,805,000	3,938,175
Intelsat (Bermuda) Limited 8.89%, Due 01/15/15±			1,660,000	1,662,075	1,660,000	1,662,075
Intelsat (Bermuda) Limited 9.25%, Due 06/15/16			1,545,000	1,573,969	1,545,000	1,573,969
Intelsat Limited 5.25%, Due 11/01/08	825,000	816,750			825,000	816,750
Kinder Morgan Finance Company ULC 6.40%, Due 01/05/36	35,000	29,079			35,000	29,079
Nordic Telephone Company Holdings 8.88%, Due 05/01/16††			1,830,000	1,857,450	1,830,000	1,857,450
Novelis Incorporated 7.25%, Due 02/15/15			1,765,000	1,645,863	1,765,000	1,645,863
NXP BV 7.88%, Due 10/15/14			840,000	806,400	840,000	806,400
NXP BV/NXP Funding LLC 9.50%, Due 10/15/15«	325,000	295,750			325,000	295,750
Videotron Ltee 6.88%, Due 01/15/14	365,000	349,488			365,000	349,488

Total Foreign Bonds (Cost $2,223,487, $16,163,197 and $18,386,684, respectively)		2,180,917		15,628,257		17,809,174

Term Loans - 7.39%
Allied Waste Industries Incorporated Term Loan 6.83%, Due 03/28/14	156,130	148,812			156,130	148,812
Allied Waste Industries Incorporated Term Loan 6.28%, Due 01/15/12			1,824,435	1,738,923	1,824,435	1,738,923
Allied Waste Industries Incorporated Term Loan 8.25%, Due 03/28/14	93,870	89,529			93,870	89,529
AZ Chemical US Incorporated 2nd Lien Term Loan 10.86%, Due 02/28/14	250,000	211,250			250,000	211,250
Baldor Electric Company Term Loan 6.97%, Due 01/31/14	77,676	75,942			77,676	75,942
Calpine Corporation Dip Term Loan B 7.48%, Due 03/29/09	1,246,247	1,215,611			1,246,247	1,215,611
Charter Communications Corporation 3rd Lien Term Loan 7.86%, Due 03/01/14	650,000	600,847			650,000	600,847
Charter Communications Operating LLC 1st Lien (Refinance) Term Loan 7.36%, Due 03/06/14±	175,000	163,086			175,000	163,086
Covanta Energy Corporation Synthetic LOC Term Loan 5.03%, Due 02/02/14	122,736	117,060			122,736	117,060
Covanta Energy Corporation Term Loan B 6.88%, Due 02/02/14	250,032	238,468			250,032	238,468
CSC Holdings Incorporated Term Loan 6.87%, Due 03/23/13	831,250	787,260			831,250	787,260
Delphi Corporation Term Loan C 7.44%, Due 12/31/07	825,000	820,872			825,000	820,872
Domtar Corporation Term Loan 6.47%, Due 03/05/14	201,563	192,672			201,563	192,672
Dynegy Holdings Incorporated Synthetic LOC Term Loan 6.32%, Due 04/02/13	500,000	468,440			500,000	468,440
Emdeon Business Services LLC 2nd Lien Term Loan 10.20%, Due 05/16/14	500,000	478,750			500,000	478,750
Georgia Pacific Corporation 1st Lien Term Loan B 7.41%, Due 12/20/12			1,965,000	1,861,602	1,965,000	1,861,602
Georgia-Pacific Term Loan B2 7.37%, Due 12/20/12	1,092,963	1,036,945			1,092,963	1,036,945
HCA Incorporated Series B Term Loan 7.45%, Due 11/14/13	397,000	380,227			397,000	380,227
HealthSouth Corporation Senior Secured Term Loan 7.17%, Due 03/10/13			843,895	812,401	843,895	812,401

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	High Yield Bond Fund		High Income Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Idearc Incorporated Term Loan 7.12%, Due 11/09/14	495,003	472,832			495,003	472,832
JG Wentworth & Company Incorporated Term Loan B 7.61%, Due 03/29/14			2,000,000	1,865,000	2,000,000	1,865,000
Kepler Holdings Term Loan 10.70%, Due 06/30/09	125,000	123,750			125,000	123,750
Key Energy Services Term Loan 7.88%, Due 06/30/12	706,169	703,521			706,169	703,521
Lyondell Chemical Company Term Loan 6.84%, Due 08/16/13			987,500	978,297	987,500	978,297
Nielsen Finance LLC Term Loan 6.90%, Due 08/09/13	174,944	166,197			174,944	166,197
NRG Energy Incorporated Term Loan B1 6.95%, Due 02/01/13	351,811	334,002			351,811	334,002
NRG Energy Incorporated Term Loan L 6.85%, Due 02/02/11	146,421	139,649			146,421	139,649
Oshkosh Truck Corporation Term Loan 7.11%, Due 12/06/13	148,125	142,416			148,125	142,416
Pinnacle Foods Finance LLC Term Loan 8.11%, Due 04/01/14			1,995,000	1,880,288	1,995,000	1,880,288
Railamerica Incorporated T1 RRA Term Loan 7.81%, Due 08/14/08	500,000	486,250			500,000	486,250
RBS Global Incorporated & Rexnord LLC Term Loan 7.86%, Due 06/13/13			934,426	908,730	934,426	908,730
RBS Global Incorporated & Rexnord LLC Term Loan B 7.64%, Due 07/21/13			278,524	270,865	278,524	270,865
Reynolds & Reynolds Company Term Loan 7.53%, Due 10/24/12	250,000	240,625			250,000	240,625
Riverdeep Interactive Learning Term Loan 7.95%, Due 12/20/13	496,554	492,105			496,554	492,105
Sandridge Energy Incorporated Senior Secured Term Loan 8.63%, Due 04/01/15	250,000	248,125			250,000	248,125
SandRidge Energy Incorporated Term Loan 8.63%, Due 03/07/15			2,000,000	1,985,000	2,000,000	1,985,000
Seminole Tribe of FL Term Loan B-1 Delay Draw Term Loan 6.91%, Due 03/05/14	68,016	66,614			68,016	66,614
Seminole Tribe of FL Term Loan B-2 Delay Draw Term Loan 6.88%, Due 03/05/14	229,555	224,821			229,555	224,821
Seminole Tribe of FL Term Loan B-3 Delay Draw Term Loan 6.87%, Due 03/05/14	227,429	222,740			227,429	222,740
Sungard Add-On Term Loan B 7.36%, Due 02/28/14	146,232	138,920			146,232	138,920
Sungard Data Systems Term Loan B 7.36%, Due 02/11/13	601,732	579,546			601,732	579,546
The Goodyear Tire & Rubber Company 2nd Lien Term Loan 6.85%, Due 04/30/14	450,000	420,750			450,000	420,750
Thomson Learning Incorporated Term Loan 8.10%, Due 06/29/14			2,500,000	2,360,150	2,500,000	2,360,150
Toys R Us Term Loan 8.13%, Due 12/01/08	790,000	763,338			790,000	763,338
United Surgical Partners International Incorporated Delay Draw Term Loan 4.67%, Due 04/19/14	24,194	22,863			24,194	22,863
United Surgical Partners International Incorporated Term Loan B 7.38%, Due 04/19/14	125,177	118,293			125,177	118,293
Waste Services Incorporated Tranche B Term Loan 7.38%, Due 04/30/11	667,016	647,005			667,016	647,005
Western Refining Incorporated Term Loan B 6.57%, Due 03/07/14	463,125	444,600			463,125	444,600

Total Term Loans (Cost $14,761,653, $15,336,074 and $30,097,727, respectively)		14,224,733		14,661,256		28,885,989

Preferred Stocks - 0.00%
Ion Media Networks Incorporated 0.00%, Due - -	1	1,405			1	1,405

Total Preferred Stocks (Cost $1,688, $0 and $1,688, respectively)		1,405				1,405

Collateral for Securities Lending - 11.77%
Collateral Invested in Money Market Funds - 0.01%
Premium Asset Trust 4.71%, Due 09/16/08±	52,490	52,490			52,490	52,490
Total Collateral Invested in Money Market Funds		52,490				52,490
Collateral Invested in Other Assets - 11.76%
Amstel Funding Corporation 4.82%, Due 12/04/07	29,394	29,390	130,586	130,569	159,980	159,959
Atomium Funding LLC 5.10%, Due 12/04/07††	23,096	23,093	102,603	102,590	125,699	125,683
Banco Santander Totta Loan 4.67%, Due 10/15/08±††	52,490	52,384	233,189	232,720	285,679	285,104
Bank of Ireland 4.86%, Due 10/14/08±††	52,490	52,389	233,189	232,741	285,679	285,130
Barclays Repurchase Agreement - 102% Collateralized (Maturity Value $191,770) 4.84%, Due 12/03/07	191,693	191,693			191,693	191,693
Barclays Repurchase Agreement - 102% Collateralized (Maturity Value $851,948) 4.84%, Due 12/03/07			851,605	851,605	851,605	851,605
Barton Capital Corporation 5.06%, Due 12/12/07††	41,992	41,942	186,551	186,331	228,543	228,273
Bear Stearns & Company Incorporated International Repurchase Agreement - 102% Collateralized (Maturity Value $105,021) 4.74%, Due 12/03/07	104,980	104,980			104,980	104,980
Bear Stearns & Company Incorporated International Repurchase Agreement - 102% Collateralized (Maturity Value $466,561) 4.74%, Due 12/03/07			466,377	466,377	466,377	466,377

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	High Yield Bond Fund		High Income Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Bear Stearns & Company Incorporated Repurchase Agreement - 102% Collateralized (Maturity Value $454,323) 4.79%, Due 12/03/07	454,142	454,142			454,142	454,142
Bear Stearns & Company Incorporated Repurchase Agreement - 102% Collateralized (Maturity Value $2,018,353) 4.79%, Due 12/03/07			2,017,548	2,017,548	2,017,548	2,017,548
BNP Paribas 4.85%, Due 11/07/08±	41,992	41,992	186,551	186,551	228,543	228,543
Bryant Park Funding LLC 5.01%, Due 12/31/07	94,482	94,127	419,739	418,165	514,221	512,292
Bryant Park Funding LLC 5.06%, Due 12/13/07	56,011	55,937	248,831	248,502	304,842	304,439
Chariot Funding LLC 4.70%, Due 12/05/07††	16,797	16,792	74,620	74,601	91,417	91,393
Chariot Funding LLC 5.02%, Due 12/28/07	114,270	113,887	507,652	505,951	621,922	619,838
Cheyne Finance LLC 4.61%, Due 02/25/08±††	136,473	122,826	606,290	545,661	742,763	668,487
Cheyne Finance LLC 4.67%, Due 05/19/08±††	104,980	94,482	466,377	419,739	571,357	514,221
CIT Group Incorporated 5.67%, Due 12/19/07±	20,996	20,959	93,275	93,109	114,271	114,068
Citigroup Repurchase Agreement - 102% Collateralized (Maturity Value $622,490) 4.77%, Due 12/03/07	622,243	622,243			622,243	622,243
Citigroup Repurchase Agreement - 102% Collateralized (Maturity Value $2,765,443) 4.77%, Due 12/03/07			2,764,344	2,764,344	2,764,344	2,764,344
Clipper Receivables Corporation 4.75%, Due 12/03/07	125,976	125,976	559,653	559,653	685,629	685,629
Clipper Receivables Corporation 5.13%, Due 12/14/07††	113,378	113,214	503,687	502,957	617,065	616,171
Comerica Bank 4.67%, Due 02/08/08±	10,498	10,477	46,638	46,547	57,136	57,024
CRC Funding LLC 4.90%, Due 12/05/07††	159,569	159,527	708,893	708,709	868,462	868,236
Credit Suisse First Boston Repurchase Agreement - 102% Collateralized (Maturity Value $525,108) 4.79%, Due 12/03/07	524,898	524,898			524,898	524,898
Credit Suisse First Boston Repurchase Agreement - 102% Collateralized (Maturity Value $2,332,817) 4.79%, Due 12/03/07			2,331,886	2,331,886	2,331,886	2,331,886
Cullinan Finance Corporation 4.57%, Due 02/12/08±††	52,490	52,370	233,189	232,657	285,679	285,027
Cullinan Finance Corporation 4.76%, Due 08/04/08±††	157,469	156,432	699,566	694,956	857,035	851,388
Cullinan Finance Corporation 4.77%, Due 02/25/08±††	125,976	125,976	559,653	559,653	685,629	685,629
Erasmus Capital Corporation 5.15%, Due 12/03/07††	35,693	35,693	158,568	158,568	194,261	194,261
Fairway Finance Corporation 4.73%, Due 12/06/07††	62,988	62,963	279,826	279,717	342,814	342,680
Fairway Finance Corporation 5.03%, Due 12/10/07††	83,984	83,907	373,102	372,762	457,086	456,669
Falcon Asset Securitization Corporation 5.02%, Due 12/24/07	157,469	157,032	699,566	697,621	857,035	854,653
FCAR Owner Trust Series I 4.91%, Due 12/13/07	14,697	14,678	65,293	65,207	79,990	79,885
Five Finance Incorporated 5.18%, Due 07/09/08±††	209,959	208,265	932,754	925,227	1,142,713	1,133,492
Galleon Capital LLC 4.82%, Due 12/07/07	50,390	50,364	223,861	223,745	274,251	274,109
Galleon Capital LLC 4.90%, Due 12/04/07††	209,959	209,932	932,754	932,633	1,142,713	1,142,565
Goldman Sachs & Company Repurchase Agreement - 102% Collateralized (Maturity Value $2,730) 4.76%, Due 12/03/07	2,729	2,729			2,729	2,729
Goldman Sachs & Company Repurchase Agreement - 102% Collateralized (Maturity Value $12,131) 4.76%, Due 12/03/07			12,126	12,126	12,126	12,126
Greenwich Capital Holdings Repurchase Agreement - 102% Collateralized (Maturity Value $2,730) 4.76%, Due 12/03/07	2,729	2,729			2,729	2,729
Greenwich Capital Holdings Repurchase Agreement - 102% Collateralized (Maturity Value $12,131) 4.76%, Due 12/03/07			12,126	12,126	12,126	12,126
Harrier Finance Funding LLC 4.81%, Due 04/25/08±	20,996	20,996	93,275	93,275	114,271	114,271
Harrier Finance Funding LLC 5.20%, Due 01/11/08±††	52,490	52,421	233,189	232,881	285,679	285,302
Hudson-Thames LLC 5.67%, Due 06/16/08±††	104,980	104,304	466,377	463,374	571,357	567,678
ING (USA) Annuity & Life Insurance Company 4.73%, Due 08/16/08±	136,473	136,473	606,290	606,290	742,763	742,763
Intesa Bank (Ireland) plc Series BKNT 4.80%, Due 10/24/08±††	52,490	52,395	233,189	232,767	285,679	285,162
JPMorgan Chase Securities Corporation Repurchase Agreement - 102% Collateralized (Maturity Value $1,115,958) 4.79%, Due 12/03/07	1,115,513	1,115,513			1,115,513	1,115,513
JPMorgan Chase Securities Corporation Repurchase Agreement - 102% Collateralized (Maturity Value $4,957,702) 4.79%, Due 12/03/07			4,955,724	4,955,724	4,955,724	4,955,724
Kestrel Funding US LLC 4.76%, Due 02/25/08±††	120,727	120,637	536,334	535,937	657,061	656,574
Kestrel Funding US LLC 4.81%, Due 04/25/08±	20,996	20,996	93,275	93,275	114,271	114,271
Kitty Hawk Funding Corporation 4.74%, Due 12/06/07	107,342	107,300	476,871	476,685	584,213	583,985
Liberty Street Funding Corporation 5.20%, Due 12/03/07††	22,184	22,184	98,555	98,555	120,739	120,739
Links Finance LLC 4.76%, Due 08/15/08±††	104,980	104,041	466,377	462,208	571,357	566,249
Liquid Funding Limited 5.70%, Due 06/11/08±††	155,370	155,390	690,238	690,328	845,608	845,718
Merrill Lynch & Company Incorporated Repurchase Agreement - 102% Collateralized (Maturity Value $6,916) 4.75%, Due 12/03/07	6,913	6,913	30,711	30,711	37,624	37,624
Morgan Stanley Repurchase Agreement - 102% Collateralized (Maturity Value $42,009) 4.77%, Due 12/03/07	41,992	41,992			41,992	41,992
Morgan Stanley Repurchase Agreement - 102% Collateralized (Maturity Value $2,327,105) 4.77%, Due 12/03/07			2,326,180	2,326,180	2,326,180	2,326,180
Morgan Stanley Repurchase Agreement - 102% Collateralized (Maturity Value $481,813) 4.77%, Due 12/03/07	481,622	481,622			481,622	481,622
Morgan Stanley Series EXL 4.78%, Due 10/15/08±	9,711	9,711	43,140	43,140	52,851	52,851

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	High Yield Bond Fund		High Income Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Newport Funding Corporation 4.72%, Due 12/03/07††	33,593	33,593	149,241	149,241	182,834	182,834
Northern Rock plc 4.71%, Due 10/03/08±††	104,980	103,868	466,377	461,438	571,357	565,306
Premium Asset Trust 4.71%, Due 09/16/08±			233,189	233,189	233,189	233,189
Premium Asset Trust 5.33%, Due 12/21/07±††	59,838	59,826	265,835	265,782	325,673	325,608
Racers Trust Series 2004-6-MM 4.93%, Due 03/22/08±††	8,493	8,493	37,730	37,730	46,223	46,223
Ranger Funding Corporation 4.86%, Due 12/17/07††	83,984	83,829	373,102	372,415	457,086	456,244
Sedna Finance Incorporated 4.63%, Due 04/10/08±††	75,585	75,281	335,792	334,438	411,377	409,719
ShipRock Finance Series 2007-4A 4.72%, Due 04/11/08±††	53,540	53,540	237,852	237,852	291,392	291,392
Skandinaviska Enskilda Banken AB (New York) 4.67%, Due 02/04/08±	52,490	52,405	233,189	232,811	285,679	285,216
Skandinaviska Enskilda Banken AB (New York) 4.79%, Due 02/29/08±	40,942	40,917	181,887	181,777	222,829	222,694
SLM Corporation 4.66%, Due 05/12/08±††	41,992	41,676	186,551	185,148	228,543	226,824
Solitaire Funding LLC 4.99%, Due 12/26/07	94,482	94,191	419,739	418,447	514,221	512,638
Solitaire Funding LLC 4.99%, Due 12/31/07	104,980	104,586	466,377	464,628	571,357	569,214
Stanfield Victoria Funding LLC 4.88%, Due 02/15/08±††	104,980	104,175	466,377	462,805	571,357	566,980
Stanfield Victoria Funding LLC 5.23%, Due 04/03/08±††	65,087	64,311	289,154	285,704	354,241	350,015
The Travelers Insurance Company 4.74%, Due 02/08/08±	12,138	12,137	53,923	53,921	66,061	66,058
Thunder Bay Funding Incorporated 4.77%, Due 12/03/07	167,967	167,967	746,204	746,204	914,171	914,171
UniCredito Italiano Bank (Ireland) 4.67%, Due 10/14/08±	52,490	52,412	233,189	232,843	285,679	285,255
UniCredito Italiano Bank (Ireland) Series LIB 4.69%, Due 10/08/08±††	52,490	52,428	233,189	232,916	285,679	285,344
Versailles CDS LLC 4.97%, Due 12/05/07	104,980	104,952	466,377	466,256	571,357	571,208
Versailles CDS LLC 5.11%, Due 12/11/07	62,988	62,922	279,826	279,532	342,814	342,454
Victoria Finance LLC 4.76%, Due 07/28/08±††	90,282	88,210	401,084	391,875	491,366	480,085
Victoria Finance LLC 4.78%, Due 08/07/08±††	52,490	52,490	233,189	233,189	285,679	285,679
White Pine Finance LLC 4.98%, Due 02/22/08±††	104,980	104,666	466,377	464,990	571,357	569,656
Total Collateral Invested in Other Assets		8,402,183		37,560,315		45,962,498

Total Collateral for Securities Lending (Cost $8,478,821, $37,667,584 and $46,146,405, respectively)		8,454,673		37,560,315		46,014,988

Short-Term Investments - 2.42%
Mutual Funds
Wells Fargo Advantage Money Market Trust~‡	182,059	182,059	9,273,014	9,273,014	9,455,073	9,455,073

Total Short-Term Investments (Cost $182,059, $9,273,014 and $9,455,073, respectively)		182,059		9,273,014		9,455,073

Total Investments in Securities (Cost $94,351,696, $349,124,696 and $443,476,392, respectively) - 110.56%*		91,930,181		340,128,109		432,058,290
Other Asset and Liabilities, Net - (10.56%)		(5,557,729)		(35,713,049)		(41,270,778)

Net Assets - 100%		$86,372,452		$304,415,060		$390,787,512

«	All or a portion of this security is on loan. (See Note 2)
±	Variable rate investments.
††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
^	Zero coupon bond. Interest rate presented is yield to maturity.
(i)	Illiquid security.
§	These securities are subject to a demand feature which reduces the effective maturity.
~	This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.
‡	Security of an affiliate of the Fund with a cost of $9,455,073.
*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.
¥	Payment-in-kind (PIK) securities are securities in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.
^^	This security is currently in default with regards to scheduled interest and/or principal payments.
(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

The accompanying notes are an integral part of these proforma financial statements.

Proforma Statement of Assets and Liabilities - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	High Yield Bond Fund	High Income Fund	Proforma Adjustments		Proforma Combined
Assets
Investments
In securities, at market value	$83,293,449	$293,294,780			$376,588,229
Collateral for securities loaned	8,454,673	37,560,315			46,014,988
Investments in affiliates	182,059	9,273,014			9,455,073

Total investments at market value (see cost below)	91,930,181	340,128,109	—		432,058,290

Cash	50,000	—			50,000
Receivable for Fund shares issued	40,000	103,476			143,476
Receivable for investments sold	2,487,480	211,050			2,698,530
Receivables for dividends and interest	1,620,059	6,595,377			8,215,436
Receivable for interest rate swaps/spread locks	21,323	—			21,323

Total assets	96,149,043	347,038,012	—		443,187,055

Liabilities
Payable for Fund shares redeemed	165,846	56,418			222,264
Payable for investments purchased	489,793	2,725,225			3,215,018
Dividends payable	524,223	1,914,602			2,438,825
Payable to investment advisor and affiliates	75,274	124,808			200,082
Payable for securities loaned	8,478,818	37,667,582			46,146,400
Accrued expenses and other liabilities	42,637	134,317			176,954

Total liabilities	9,776,591	42,622,952	—		52,399,543

Total net assets	$86,372,452	$304,415,060	$—		$390,787,512

NET ASSETS CONSIST OF
Paid-in capital	$90,029,271	$716,501,491			$806,530,762
Undistributed net investment income (loss)	95,937	(522)			95,415
Undistributed net realized gain (loss) on investments	(1,352,564)	(403,089,322)			(404,441,886)
Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated in foreign currencies	(2,421,515)	(8,996,587)			(11,418,102)
Net unrealized appreciation (depreciation) of options, swap agreements, and short sales	21,323	—			21,323

Total net assets	$86,372,452	$304,415,060	$—		$390,787,512

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$62,406,196	NA	$107,572,583	[3]	$169,978,779
Shares outstanding – Class A	6,237,853	NA	16,486,583		22,724,436
Net asset value per share – Class A	$10.00	NA			$7.48
Maximum offering price per share – Class A2	$10.47	NA			$7.83
Net assets – Class B	$14,123,161	NA			$14,123,161
Shares outstanding – Class B	1,411,779	NA	476,344	[4]	1,888,123
Net asset value and offering price per share – Class B	$10.00	NA			$7.48
Net assets – Class C	$9,843,095	NA			$9,843,095
Shares outstanding – Class C	983,274	NA	332,648	[5]	1,315,922
Net asset value and offering price per share – Class C	$10.01	NA			$7.48
Net assets – Advisor Class	NA	$107,572,583	$(107,572,583)[3]		$—
Shares outstanding – Advisor Class	NA	14,384,845	(14,384,845)		—
Net asset value and offering price per share – Advisor Class	NA	$7.48			$—
Net assets – Institutional Class	NA	$255,252			$255,252
Shares outstanding – Institutional Class	NA	33,851			33,851
Net asset value and offering price per share – Institutional Class	NA	$7.54			$7.54
Net assets – Investor Class	NA	$196,587,225			$196,587,225
Shares outstanding – Investor Class	NA	26,191,075			26,191,075
Net asset value and offering price per share – Investor Class	NA	$7.51			$7.51

Investments at cost	$94,351,696	$349,124,696	$—		$443,476,392

Securities on loan, at market value	$8,298,971	$36,989,193	$—		$45,288,164

[1]	Each Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investment of $50,000 or more, the offering price is reduced.
[3]

Advisor Class shares of High Income Fund are exchanged for new A shares of High Income Fund, to be established prior to the merger, in an amount equal to the total value of the High Income Fund Advisor shares divided by the current per share value of the new A shares (presumed to equal the High Income Fund Advisor share value in this proforma). Class A shares of High Yield Bond Fund are exchanged for new A shares of High Income Fund in an amount equal to the total value of the High Yield Bond Fund A shares divided by the current per share value of the High Income Fund A shares.

[4]

Class B shares of High Yield Bond Fund are exchanged for new B shares of High Income Fund, to be established upon consummation of the merger, in an amount equal to the total value of the High Yield Bond Fund B shares divided by current per share value of the new High Income Fund B shares (presumed to equal the High Income Fund new A share value in this proforma).

[5]

Class C shares of High Yield Bond Fund are exchanged for new C shares of High Income Fund, to be established upon consummation of the merger, in an amount equal to the total value of the High Yield Bond Fund C shares divided by current per share value of the new High Income Fund C shares (presumed to equal the High Income Fund new A share value in this proforma).

The accompanying notes are an integral part of these proforma financial statements.

Proforma Statement of Operations - For the Twelve Months Ended November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	High Yield Bond Fund	High Income Fund	Proforma Adjustments	Proforma Combined
Investment Income
Interest	$8,084,470	$25,689,168		$33,773,638
Income from affiliated securities	121,968	577,326		699,294
Securities lending income, net	26,593	103,940		130,533

Total investment income	8,233,031	26,370,434	—	34,603,465

Expenses
Advisory fees	559,709	1,841,968		2,401,677
Administration fees
Fund Level	50,882	167,452		218,334
Class A	202,857	—	328,871 [1]	531,728
Class B	47,733	—		47,733
Class C	34,352	—		34,352
Advisor Class	—	281,118	(281,118)[1]	—
Institutional Class	—	203		203
Investor Class	—	866,056		866,056
Custody fees	20,352	66,980		87,332
Shareholder servicing fees	254,179	835,727		1,089,906
Accounting fees	24,294	52,671	(8,285)[1]	68,680
Distribution fees
Class B	127,859	—		127,859
Class C	92,012	—		92,012
Professional fees	26,473	31,917	(16,772)[2]	41,618
Registration fees	35,031	36,813	(23,842)[2]	48,002
Shareholder reports	22,940	56,522	(19,866)[2]	59,596
Trustees’ fees	9,134	9,134	(6,358)[2]	11,910
Other fees and expenses	3,268	12,242	453 [2]	15,963

Total expenses	1,511,075	4,258,803	(26,917)	5,742,961

Less
Waived fees and reimbursed expenses	(120,705)	(1,379,115)	(195,492)	(1,695,312)
Net expenses	1,390,370	2,879,688	(222,409)	4,047,649

Net investment income (loss)	6,842,661	23,490,746	222,409	30,555,816

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) from
Securities, foreign currencies and foreign currency translation	564,699	4,212,903		4,777,602
Futures transactions	—	(79,503)		(79,503)
Options, swap agreements and short sale transactions	(7,354)	(139,076)		(146,430)

Net realized gain (loss) from Investments	557,345	3,994,324	—	4,551,669

Net change in unrealized appreciation (depreciation) of
Securities, foreign currencies and foreign currency translation	(3,891,799)	(15,365,736)		(19,257,535)
Options, swap agreements and short sale transactions	21,323	—		21,323

Net change in unrealized appreciation (depreciation) of investments	(3,870,476)	(15,365,736)	—	(19,236,212)

Net realized and unrealized gain (loss) on investments	(3,313,131)	(11,371,412)	—	(14,684,543)

Net increase (decrease) in net assets resulting from operations	$3,529,530	$12,119,334	$222,409	$15,871,273

[1]	Based on contractual agreements of the surviving fund.
[2]	Estimated cost increases (savings) as a result of merging the funds.

The accompanying notes are an integral part of these proforma financial statements.

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Intermediate Government Income Fund		Government Securities Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Agency Notes - Interest Bearing - 4.57%
Federal Farm Credit Bank 4.50%, Due 10/17/12			3,300,000	3,366,063	3,300,000	3,366,063
FHLMC 5.13%, Due 08/23/10«			42,015,000	43,531,994	42,015,000	43,531,994
FNMA 4.75%, Due 11/19/12«			29,550,000	30,476,038	29,550,000	30,476,038

Total Agency Notes - Interest Bearing (Cost $0, $75,470,542 and $75,470,542, respectively)		—		77,374,095		77,374,095

Agency Securities - 50.99%
Federal Home Loan Mortgage Corporation - 12.55%
FHLMC #160053 8.00%, Due 07/01/08			4,102	4,137	4,102	4,137
FHLMC #170046 14.50%, Due 03/01/11			12	14	12	14
FHLMC #170053 14.75%, Due 08/01/11			122	141	122	141
FHLMC #170053 15.00%, Due 08/01/11			4,039	4,700	4,039	4,700
FHLMC #170069 14.00%, Due 11/01/12			246	293	246	293
FHLMC #170215 8.00%, Due 02/01/17			59,307	62,745	59,307	62,745
FHLMC #170235 10.50%, Due 08/01/19			82,216	96,042	82,216	96,042
FHLMC #182079 8.00%, Due 02/01/10			3,944	4,060	3,944	4,060
FHLMC #182104 8.00%, Due 12/01/10			3,349	3,448	3,349	3,448
FHLMC #1B0123 7.28%, Due 09/01/31±			11,959	12,095	11,959	12,095
FHLMC #1B0128 7.28%, Due 09/01/31±			9,042	9,144	9,042	9,144
FHLMC #1B0129 7.34%, Due 09/01/31±			569,427	576,189	569,427	576,189
FHLMC #1G1393 5.93%, Due 12/01/36±	9,681,492	$9,865,446			9,681,492	9,865,446
FHLMC #1Q0183 5.98%, Due 10/01/36«±			17,135,512	17,421,156	17,135,512	17,421,156
FHLMC #272877 8.00%, Due 08/01/09			22,569	22,763	22,569	22,763
FHLMC #279063 9.00%, Due 08/01/09			49,634	50,267	49,634	50,267
FHLMC #552435 10.50%, Due 08/01/20			94,291	111,332	94,291	111,332
FHLMC #555158 8.50%, Due 05/01/16			15,330	15,617	15,330	15,617
FHLMC #555503 9.00%, Due 04/01/21			463,026	494,479	463,026	494,479
FHLMC #555515 8.50%, Due 10/01/13			71,776	71,834	71,776	71,834
FHLMC #611023 7.17%, Due 10/01/26±			735,400	743,637	735,400	743,637
FHLMC #786210 7.13%, Due 01/01/26±			192,573	193,463	192,573	193,463
FHLMC #786823 7.38%, Due 07/01/29±			1,181,864	1,205,040	1,181,864	1,205,040
FHLMC #789483 7.24%, Due 06/01/32±			329,632	332,558	329,632	332,558
FHLMC #865496 5.97%, Due 05/01/26±			209,252	214,745	209,252	214,745
FHLMC #884009 10.50%, Due 05/01/20			189,420	223,640	189,420	223,640
FHLMC #A01434 9.00%, Due 06/01/16			42,274	44,280	42,274	44,280
FHLMC #A01562 9.00%, Due 11/01/18			264,263	281,289	264,263	281,289
FHLMC #A01607 8.50%, Due 06/01/11			13,905	14,067	13,905	14,067
FHLMC #A01620 9.00%, Due 04/01/17			128,484	136,762	128,484	136,762
FHLMC #A01860 8.50%, Due 06/01/17			69,796	70,031	69,796	70,031
FHLMC #B13066 4.00%, Due 03/01/14«	3,478,965	3,455,125			3,478,965	3,455,125
FHLMC #B13579 5.00%, Due 04/01/19	1,397,033	1,398,471			1,397,033	1,398,471
FHLMC #B13580 5.00%, Due 04/01/19	1,076,236	1,077,344			1,076,236	1,077,344
FHLMC #B13654 4.00%, Due 04/01/14«	18,583,846	18,456,840			18,583,846	18,456,840
FHLMC #B15194 5.00%, Due 06/01/19«	2,489,446	2,492,009			2,489,446	2,492,009
FHLMC #B16884 5.00%, Due 10/01/19	2,917,881	2,920,885			2,917,881	2,920,885
FHLMC #B17855 5.00%, Due 02/01/20«	6,677,641	6,673,625			6,677,641	6,673,625
FHLMC #C01345 7.00%, Due 04/01/32	898,462	940,426			898,462	940,426
FHLMC #C31808 7.50%, Due 10/01/29	110,818	118,535			110,818	118,535
FHLMC #C59553 7.50%, Due 11/01/31	898,282	958,512			898,282	958,512
FHLMC #C65576 7.50%, Due 04/01/32	1,376,370	1,465,894			1,376,370	1,465,894
FHLMC #E79794 7.00%, Due 10/01/14			1,949,140	2,030,871	1,949,140	2,030,871
FHLMC #E96459 5.00%, Due 05/01/18	3,184,128	3,190,582			3,184,128	3,190,582
FHLMC #G00319 9.50%, Due 04/01/25			342,009	374,487	342,009	374,487
FHLMC #G00683 8.50%, Due 12/01/25	75,677	81,315			75,677	81,315
FHLMC #G01236 10.00%, Due 10/01/21			352,894	396,114	352,894	396,114
FHLMC #G08102 6.50%, Due 12/01/35			9,797,122	10,084,991	9,797,122	10,084,991
FHLMC #G10783 8.50%, Due 06/01/12			34,291	36,288	34,291	36,288
FHLMC #G11136 6.50%, Due 05/01/11			390,842	397,199	390,842	397,199
FHLMC #G11200 8.00%, Due 01/01/12			272,860	282,807	272,860	282,807
FHLMC #G11209 7.50%, Due 12/01/11«			4,844,000	4,982,164	4,844,000	4,982,164
FHLMC #G11345 7.50%, Due 12/01/11			1,484,228	1,525,692	1,484,228	1,525,692
FHLMC #G11368 7.50%, Due 12/01/12			2,947,114	3,039,438	2,947,114	3,039,438
FHLMC #G18005 5.00%, Due 08/01/19«			12,721,304	12,734,401	12,721,304	12,734,401
FHLMC #G80106 10.00%, Due 08/17/22			1,673,573	1,950,663	1,673,573	1,950,663
FHLMC #G80116 10.00%, Due 02/17/25			2,710,345	3,117,884	2,710,345	3,117,884
FHLMC #G80193 9.50%, Due 09/17/22			3,167,673	3,436,849	3,167,673	3,436,849
FHLMC #G90023 7.00%, Due 11/17/13			469,096	484,911	469,096	484,911
FHLMC #H01193 6.50%, Due 08/01/37			12,548,543	12,825,022	12,548,543	12,825,022
FHLMC #H01792 6.50%, Due 10/01/37			4,000,000	4,088,131	4,000,000	4,088,131
FHLMC #M90891 3.50%, Due 01/01/09	9,322,619	9,149,808			9,322,619	9,149,808
FHLMC #N70012 10.50%, Due 08/01/20			57,409	67,261	57,409	67,261
FHLMC Series MTN 5.00%, Due 12/14/18«			25,000,000	24,997,100	25,000,000	24,997,100
FHLMC TBA 6.00%, Due 12/01/37%%			40,305,000	40,909,575	40,305,000	40,909,575
Total Federal Home Loan Mortgage Corporation		62,244,817		150,181,816		212,426,633

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Intermediate Government Income Fund		Government Securities Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Federal National Mortgage Association - 38.03%
FNMA # 878059 5.50%, Due 03/01/36			23,839,305	23,883,860	23,839,305	23,883,860
FNMA # 886087 6.50%, Due 07/01/36«			11,703,127	12,038,409	11,703,127	12,038,409
FNMA #100042 11.00%, Due 10/15/20			217,084	246,308	217,084	246,308
FNMA #100285 9.50%, Due 12/15/20			385,742	427,397	385,742	427,397
FNMA #1376 15.50%, Due 10/01/12			694	808	694	808
FNMA #190180 9.00%, Due 07/01/21			376,121	406,764	376,121	406,764
FNMA #253266 8.00%, Due 05/01/30	105,206	112,319			105,206	112,319
FNMA #253951 7.50%, Due 09/01/31	508,553	542,306			508,553	542,306
FNMA #254218 7.00%, Due 02/01/32	602,144	632,910			602,144	632,910
FNMA #254223 7.50%, Due 02/01/32	201,044	214,387			201,044	214,387
FNMA #254480 7.00%, Due 10/01/32	1,381,946	1,451,103			1,381,946	1,451,103
FNMA #254836 4.00%, Due 07/01/10«	6,682,173	6,562,654			6,682,173	6,562,654
FNMA #256314 5.50%, Due 06/01/16	3,685,897	3,742,954			3,685,897	3,742,954
FNMA #256810 6.50%, Due 07/01/37			12,387,929	12,664,741	12,387,929	12,664,741
FNMA #303548 8.50%, Due 02/01/12			50,214	50,330	50,214	50,330
FNMA #313419 8.50%, Due 12/01/26			690,149	749,187	690,149	749,187
FNMA #313864 6.69%, Due 12/01/07	174,980	174,366			174,980	174,366
FNMA #323013 9.00%, Due 10/01/21			264,374	290,978	264,374	290,978
FNMA #323284 8.50%, Due 05/01/17			1,134,294	1,206,828	1,134,294	1,206,828
FNMA #323756 6.20%, Due 05/01/09			4,929,379	4,947,304	4,929,379	4,947,304
FNMA #357464 4.50%, Due 12/01/18«	7,804,771	7,701,265			7,804,771	7,701,265
FNMA #364215 7.50%, Due 07/01/15			35,286	35,582	35,286	35,582
FNMA #364217 7.00%, Due 09/01/15			4,256	4,287	4,256	4,287
FNMA #368034 8.00%, Due 11/01/26			2,927,313	3,173,910	2,927,313	3,173,910
FNMA #387402 5.03%, Due 05/01/15«	7,116,427	7,200,436			7,116,427	7,200,436
FNMA #387405 5.09%, Due 05/01/15«	7,550,459	7,661,146			7,550,459	7,661,146
FNMA #398800 8.00%, Due 06/01/12			3,548,565	3,687,689	3,548,565	3,687,689
FNMA #398805 8.50%, Due 11/01/11			229,489	242,651	229,489	242,651
FNMA #417768 6.50%, Due 03/01/28	150,141	156,039			150,141	156,039
FNMA #426843 11.00%, Due 02/01/19			180,398	207,450	180,398	207,450
FNMA #439935 8.00%, Due 04/01/17			201,925	212,292	201,925	212,292
FNMA #457277 6.14%, Due 10/01/27±			938,784	965,142	938,784	965,142
FNMA #458018 12.00%, Due 07/15/14			433,514	514,603	433,514	514,603
FNMA #487758 8.50%, Due 05/01/26			831,905	900,499	831,905	900,499
FNMA #487759 9.50%, Due 07/01/28			251,142	276,457	251,142	276,457
FNMA #516051 9.50%, Due 01/01/21			226,645	248,181	226,645	248,181
FNMA #52 8.50%, Due 07/01/10			18,998	19,369	18,998	19,369
FNMA #535537 9.00%, Due 07/01/28			344,680	373,617	344,680	373,617
FNMA #535573 8.00%, Due 11/01/13			829,186	848,484	829,186	848,484
FNMA #535752 10.00%, Due 12/01/20			563,955	656,748	563,955	656,748
FNMA #538435 7.30%, Due 07/01/26±			1,303,644	1,325,837	1,303,644	1,325,837
FNMA #545016 9.00%, Due 11/01/12			2,146	2,245	2,146	2,245
FNMA #545117 7.27%, Due 12/01/40±			197,282	200,237	197,282	200,237
FNMA #545187 5.85%, Due 09/01/31±			1,565,414	1,598,266	1,565,414	1,598,266
FNMA #545208 7.16%, Due 09/01/31±			217,336	221,613	217,336	221,613
FNMA #545460 7.10%, Due 11/01/31±			1,157,919	1,197,226	1,157,919	1,197,226
FNMA #54844 5.53%, Due 09/01/27±			2,539,344	2,570,143	2,539,344	2,570,143
FNMA #555161 6.00%, Due 12/01/13			1,436,733	1,473,740	1,436,733	1,473,740
FNMA #555569 6.00%, Due 05/01/16			7,114,898	7,284,077	7,114,898	7,284,077
FNMA #555710 4.50%, Due 08/01/18«	12,859,047	12,688,513			12,859,047	12,688,513
FNMA #62895 8.75%, Due 01/01/10			35,479	36,508	35,479	36,508
FNMA #635726 7.04%, Due 04/01/32±			649,171	660,766	649,171	660,766
FNMA #646643 7.23%, Due 06/01/32±			378,266	385,280	378,266	385,280
FNMA #66414 6.61%, Due 09/01/28±			2,011,754	2,031,970	2,011,754	2,031,970
FNMA #675479 7.95%, Due 01/01/33±			1,251,031	1,273,514	1,251,031	1,273,514
FNMA #675491 8.22%, Due 04/01/33±			413,351	419,172	413,351	419,172
FNMA #695514 8.50%, Due 10/01/26			64,075	68,728	64,075	68,728
FNMA #695519 8.50%, Due 11/01/26			546,364	587,773	546,364	587,773
FNMA #70765 9.00%, Due 03/01/21	334,799	362,906			334,799	362,906
FNMA #724438 8.50%, Due 06/01/27			1,487,092	1,599,968	1,487,092	1,599,968
FNMA #724658 8.61%, Due 07/01/33±			315,001	318,103	315,001	318,103
FNMA #725249 5.00%, Due 03/01/34«			29,904,319	29,376,283	29,904,319	29,376,283
FNMA #725638 5.00%, Due 12/01/18			6,181,110	6,197,264	6,181,110	6,197,264
FNMA #735062 5.50%, Due 08/01/33			47,998,817	48,200,455	47,998,817	48,200,455
FNMA #735613 6.00%, Due 02/01/35«			8,725,326	8,910,265	8,725,326	8,910,265
FNMA #739503 5.50%, Due 09/01/33			16,994,759	17,066,152	16,994,759	17,066,152
FNMA #740227 5.50%, Due 09/01/33			16,415,109	16,484,067	16,415,109	16,484,067
FNMA #745678 5.51%, Due 05/01/36«±	13,265,054	13,397,714			13,265,054	13,397,714
FNMA #745743 4.00%, Due 05/01/21«	10,251,076	9,840,348			10,251,076	9,840,348
FNMA #745816 5.06%, Due 12/01/35±			11,376,109	11,467,535	11,376,109	11,467,535
FNMA #787275 4.86%, Due 06/01/34±	8,068,318	8,131,104			8,068,318	8,131,104
FNMA #813158 4.99%, Due 12/01/34±	4,751,987	4,864,833			4,751,987	4,864,833
FNMA #835168 5.50%, Due 08/01/35			14,150,939	14,183,483	14,150,939	14,183,483
FNMA #873354 5.61%, Due 02/01/21«	4,616,803	4,814,296			4,616,803	4,814,296

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Intermediate Government Income Fund		Government Securities Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
FNMA #874284 5.43%, Due 01/01/17«	11,700,000	11,908,178			11,700,000	11,908,178
FNMA #886686 6.16%, Due 08/01/36±			13,462,414	13,723,249	13,462,414	13,723,249
FNMA #886761 7.00%, Due 09/01/36«			4,109,099	4,265,400	4,109,099	4,265,400
FNMA #888022 5.00%, Due 02/01/36«			33,051,117	32,424,877	33,051,117	32,424,877
FNMA #888538 5.50%, Due 01/01/37«			25,332,941	25,391,202	25,332,941	25,391,202
FNMA #892283 5.86%, Due 09/01/36«±			9,544,665	9,694,684	9,544,665	9,694,684
FNMA #894157 6.50%, Due 10/01/36			12,205,742	12,555,423	12,205,742	12,555,423
FNMA #894199 6.50%, Due 10/01/36			8,465,860	8,708,397	8,465,860	8,708,397
FNMA #895998 6.50%, Due 07/01/36			7,175,306	7,380,871	7,175,306	7,380,871
FNMA #900560 6.50%, Due 09/01/36			5,112,636	5,259,108	5,112,636	5,259,108
FNMA #902200 6.50%, Due 11/01/36			5,541,514	5,700,272	5,541,514	5,700,272
FNMA #918447 5.50%, Due 05/01/22			12,088,695	12,230,495	12,088,695	12,230,495
FNMA #924858 6.50%, Due 09/01/37			5,552,515	5,676,588	5,552,515	5,676,588
FNMA #943768 6.50%, Due 10/01/37			8,275,000	8,459,907	8,275,000	8,459,907
FNMA #954965 6.50%, Due 09/01/37			10,338,543	10,569,560	10,338,543	10,569,560
FNMA TBA 5.00%, Due 12/01/36%%			22,880,000	22,422,400	22,880,000	22,422,400
FNMA TBA 5.50%, Due 12/01/21%%			70,375,000	71,188,676	70,375,000	71,188,676
FNMA TBA 6.50%, Due 12/01/36%%			40,527,000	41,679,507	40,527,000	41,679,507
Total Federal National Mortgage Association		102,159,777		541,751,161		643,910,938
Government National Mortgage Association - 0.40%
GNMA #126600 13.00%, Due 11/15/14			6,030	7,123	6,030	7,123
GNMA #201 14.00%, Due 09/20/14			5,598	6,605	5,598	6,605
GNMA #45629 13.00%, Due 02/15/11			3,064	3,511	3,064	3,511
GNMA #52538 15.00%, Due 07/15/12			9,556	11,269	9,556	11,269
GNMA #56900 15.00%, Due 07/15/12			32	35	32	35
GNMA #780051 9.00%, Due 12/15/09			3,677	3,688	3,677	3,688
GNMA #780104 9.50%, Due 10/20/19			449,648	488,569	449,648	488,569
GNMA #780110 12.50%, Due 04/15/19			295,514	348,026	295,514	348,026
GNMA #780288 8.00%, Due 12/15/23«			2,012,001	2,195,994	2,012,001	2,195,994
GNMA #780763 7.50%, Due 12/15/10			247,402	251,138	247,402	251,138
GNMA #780867 8.35%, Due 04/15/20«			1,314,612	1,426,629	1,314,612	1,426,629
GNMA #780980 8.40%, Due 05/15/20«			844,753	930,655	844,753	930,655
GNMA #8678 5.75%, Due 08/20/20±			616,328	623,616	616,328	623,616
GNMA #8714 6.13%, Due 11/20/20±			403,579	410,037	403,579	410,037
GNMA #95643 15.00%, Due 09/15/12			3,401	4,007	3,401	4,007
Total Government National Mortgage Association		—		6,710,902		6,710,902
Small Business Administration - 0.01%

SBA #440019 Series 1993-1A 2.24%, Due 02/28/18††(c)(i)			2,206,296	91,354	2,206,296	91,354
SBA Series 1992-6 Class A 2.90%, Due 10/15/17††(c)(i)			2,893,653	119,815	2,893,653	119,815
Total Small Business Administration		—		211,169		211,169

Total Agency Securities (Cost $163,060,029, $696,240,858 and $859,300,887, respectively)		164,404,594		698,855,048		863,259,642

Asset Backed Securities - 0.62%
Capital Auto Receivables Asset Trust Series 2007-4 Class A3B 4.63%, Due 11/15/11±			10,445,000	10,445,000	10,445,000	10,445,000

Total Asset Backed Securities (Cost $0, $10,445,000 and $10,445,000, respectively)		—		10,445,000		10,445,000

Collateralized Mortgage Obligations - 27.10%
Banc of America Alternative Loan Trust Series 2005-10 Class 6A1 5.50%, Due 11/25/20			7,398,700	7,447,257	7,398,700	7,447,257
Countrywide Alternative Loan Trust Series J8 Class 4A1 6.00%, Due 02/25/17			2,192,573	2,200,568	2,192,573	2,200,568
Federal Agricultural Mortgage Corporation Series GS-1001 Class 1 7.00%, Due 01/25/08±(i)			92,340	92,340	92,340	92,340
Federal Agricultural Mortgage Corporation Series GS-1002 Class 1 6.71%, Due 07/25/08±			124,668	124,668	124,668	124,668
FHA Insured Project Loan #956 2.93%, Due 11/01/12††(a)			1,484,235	1,484,235	1,484,235	1,484,235
FHLMC Series 1582 Class A 5.00%, Due 09/15/08±			326,296	325,334	326,296	325,334
FHLMC Series 16 Class D 10.00%, Due 10/15/19			86,604	91,681	86,604	91,681
FHLMC Series 3139 Class YD 4.38%, Due 04/15/15«	31,561,849	31,415,342			31,561,849	31,415,342
FHLMC Series 3185 Class PA 4.50%, Due 08/15/26«	28,254,193	28,211,308			28,254,193	28,211,308
FHLMC Series 3221 Class VA 5.00%, Due 09/15/17«			11,945,352	12,002,548	11,945,352	12,002,548
FHLMC Series 3347 Class PA 5.00%, Due 06/15/28	26,496,710	26,609,811			26,496,710	26,609,811
FHLMC Structured Pass-Through Securities Series T-15 Class A6 5.21%, Due 11/25/28±			569,395	571,408	569,395	571,408
FHLMC Structured Pass-Through Securities Series T-23 Class A 5.06%, Due 05/25/30±			2,324,030	2,323,406	2,324,030	2,323,406
FHLMC Structured Pass-Through Securities Series T-35 Class A 5.06%, Due 09/25/31±			1,119,868	1,119,671	1,119,868	1,119,671
FHLMC Structured Pass-Through Securities Series T-42 Class A6 9.50%, Due 02/25/42			2,585,914	2,848,557	2,585,914	2,848,557

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Intermediate Government Income Fund		Government Securities Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
FHLMC Structured Pass-Through Securities Series T-55 Class 1A1B 6.50%, Due 03/25/43			1,341,112	1,343,277	1,341,112	1,343,277
FHLMC Structured Pass-Through Securities Series T-55 Class 2A1 6.47%, Due 03/25/43±			1,511,563	1,515,577	1,511,563	1,515,577
FHLMC Structured Pass-Through Securities Series T-57 Class 2A1 6.39%, Due 07/25/43±			6,858,017	6,967,638	6,858,017	6,967,638
FNMA Grantor Trust Series 2000-T6 Class A2 9.50%, Due 06/25/30			2,720,660	2,917,575	2,720,660	2,917,575
FNMA Grantor Trust Series 2001-T10 Class A3 9.50%, Due 12/25/41			5,405,859	5,871,676	5,405,859	5,871,676
FNMA Grantor Trust Series 2001-T11 Class B 5.50%, Due 09/25/11	23,175,000	23,875,824			23,175,000	23,875,824
FNMA Grantor Trust Series 2001-T12 Class A3 9.50%, Due 08/25/41			1,349,604	1,463,394	1,349,604	1,463,394
FNMA Grantor Trust Series 2001-T8 Class A3 6.51%, Due 07/25/41±			3,354,388	3,382,968	3,354,388	3,382,968
FNMA Grantor Trust Series 2002-T11 Class B 5.34%, Due 04/25/12	15,275,044	15,657,116			15,275,044	15,657,116
FNMA Grantor Trust Series 2002-T12 Class A5 6.34%, Due 10/25/41±			3,339,108	3,419,037	3,339,108	3,419,037
FNMA Grantor Trust Series 2002-T19 Class A1 6.50%, Due 07/25/42			11,375,139	11,913,396	11,375,139	11,913,396
FNMA Grantor Trust Series 2002-T3 Class B 5.76%, Due 12/25/11			8,000,000	8,245,420	8,000,000	8,245,420
FNMA Grantor Trust Series 2002-T5 Class A1 5.02%, Due 05/25/32±			814,949	814,949	814,949	814,949
FNMA Grantor Trust Series 2003-T1 Class B 4.49%, Due 11/25/12	15,000,000	15,182,616			15,000,000	15,182,616
FNMA Grantor Trust Series 2003-T2 Class A1 5.06%, Due 03/25/33±			730,428	730,289	730,428	730,289
FNMA Interest Strip Series 161 Class 2 8.50%, Due 07/25/22(c)			241,815	61,108	241,815	61,108

FNMA Interest Strip Series 265 Class 2 9.00%, Due 03/01/24			646,195	718,920	646,195	718,920

FNMA Interest Strip Series B Class 1 6.00%, Due 05/01/09			56,446	56,231	56,446	56,231

FNMA Interest Strip Series C Class 1 6.00%, Due 05/01/09			60,139	59,931	60,139	59,931

FNMA Interest Strip Series K Class 1 6.00%, Due 11/01/08			36,325	36,230	36,325	36,230
FNMA Series 1988-2 Class Z 10.10%, Due 02/25/18			336,079	370,721	336,079	370,721
FNMA Series 1988-7 Class Z 9.25%, Due 04/25/18			127,668	136,785	127,668	136,785
FNMA Series 1989-10 Class Z 9.50%, Due 03/25/19			692,625	769,183	692,625	769,183
FNMA Series 1989-100 Class Z 8.75%, Due 12/25/19			525,375	563,769	525,375	563,769
FNMA Series 1989-12 Class Y 10.00%, Due 03/25/19			1,276,299	1,446,382	1,276,299	1,446,382
FNMA Series 1989-22 Class G 10.00%, Due 05/25/19			856,498	965,352	856,498	965,352
FNMA Series 1989-63 Class Z 9.40%, Due 10/25/19			162,006	173,422	162,006	173,422
FNMA Series 1989-98 Class E 9.20%, Due 12/25/19			228,421	245,075	228,421	245,075
FNMA Series 1990-144 Class W 9.50%, Due 12/25/20			415,125	462,941	415,125	462,941
FNMA Series 1990-75 Class Z 9.50%, Due 07/25/20			319,819	357,685	319,819	357,685
FNMA Series 1990-84 Class Y 9.00%, Due 07/25/20			155,654	167,892	155,654	167,892
FNMA Series 1990-96 Class Z 9.67%, Due 08/25/20			668,139	749,914	668,139	749,914
FNMA Series 1991-5 Class Z 8.75%, Due 01/25/21			274,436	300,787	274,436	300,787
FNMA Series 1991-85 Class Z 8.00%, Due 06/25/21			989,614	1,044,243	989,614	1,044,243
FNMA Series 1992-45 Class Z 8.00%, Due 04/25/22			679,191	721,346	679,191	721,346
FNMA Series G-8 Class E 9.00%, Due 04/25/21			610,865	674,583	610,865	674,583
FNMA Series G92-30 Class Z 7.00%, Due 06/25/22			1,403,223	1,474,549	1,403,223	1,474,549
FNMA Whole Loan Series 1999-W6 Class A 9.65%, Due 09/25/28±			290,677	308,105	290,677	308,105
FNMA Whole Loan Series 2003-W11 Class A1 8.01%, Due 06/25/33±			167,718	169,190	167,718	169,190
FNMA Whole Loan Series 2003-W18 Class 1A5 4.61%, Due 08/25/43			2,422,174	2,410,212	2,422,174	2,410,212
FNMA Whole Loan Series 2003-W3 Class 1A4 6.26%, Due 08/25/42±			7,477,461	7,537,091	7,477,461	7,537,091
FNMA Whole Loan Series 2003-W5 Class A 5.00%, Due 04/25/33±			1,536,376	1,492,791	1,536,376	1,492,791
FNMA Whole Loan Series 2003-W6 Class 6A 6.44%, Due 08/25/42±			6,427,230	6,453,664	6,427,230	6,453,664
FNMA Whole Loan Series 2003-W6 Class PT4 9.64%, Due 10/25/42±			6,539,317	7,208,311	6,539,317	7,208,311
FNMA Whole Loan Series 2003-W8 Class PT1 10.18%, Due 12/25/42±			3,180,453	3,479,506	3,180,453	3,479,506
FNMA Whole Loan Series 2003-W9 Class A 5.02%, Due 06/25/33±			500,945	494,855	500,945	494,855

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Intermediate Government Income Fund		Government Securities Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
FNMA Whole Loan Series 2004-W15 Class 1A3 7.00%, Due 08/25/44			6,437,958	6,878,513	6,437,958	6,878,513
Four Times Square Trust Series 2000-4Ts Class A2 7.80%, Due 04/15/15††			9,974,000	10,838,516	9,974,000	10,838,516
Freddie Mac Reference REMIC Series R007 Class AC 5.88%, Due 05/15/16«			10,801,991	10,945,407	10,801,991	10,945,407
GNMA Series 2004-103 Class C 4.70%, Due 12/16/27«±			12,404,000	12,282,108	12,404,000	12,282,108
GNMA Series 2005-23 Class IO 0.96%, Due 06/17/45±(c)			226,041,660	10,516,385	226,041,660	10,516,385
GNMA Series 2005-34 Class A 3.96%, Due 09/16/21			6,271,685	6,196,192	6,271,685	6,196,192
GNMA Series 2005-59 Class A 4.39%, Due 05/16/23«			11,592,306	11,502,031	11,592,306	11,502,031
GNMA Series 2006-3 Class A 4.21%, Due 01/16/28			17,386,190	17,206,392	17,386,190	17,206,392
GNMA Series 2006-30 Class D 5.41%, Due 04/16/39±			6,019,000	5,951,293	6,019,000	5,951,293
GNMA Series 2006-32 Class C 5.52%, Due 11/16/38«±			12,510,000	12,434,706	12,510,000	12,434,706
GNMA Series 2006-32 Class XM 0.88%, Due 11/16/45±(c)			82,377,648	3,856,781	82,377,648	3,856,781
GNMA Series 2006-68 Class D 5.31%, Due 12/16/37«±			12,520,000	12,304,272	12,520,000	12,304,272
GNMA Series 2007-34 Class A 4.27%, Due 11/16/26«			8,459,841	8,380,636	8,459,841	8,380,636
Greenwich Capital Commercial Funding Corporation Series 2002-C1 Class XPB 1.99%, Due 01/11/35±††(c)			157,721,500	8,044	157,721,500	8,044

JPMorgan Chase Commercial Mortgage Securities Corporation Series 2007-CB18 Class A3 5.45%, Due 06/12/47	8,000,000	7,981,341			8,000,000	7,981,341
JPMorgan Mortgage Trust Series 2005-A3 Class 7CA1 5.11%, Due 06/25/35±			6,707,566	6,754,565	6,707,566	6,754,565
JPMorgan Residential Mortgage Acceptance Series 2006-R1 Class 1A1 4.94%, Due 09/28/44±††			7,878,831	7,761,831	7,878,831	7,761,831
LB-UBS Commercial Mortgage Trust Series 2006-C7 Class A3 5.35%, Due 11/15/38	10,000,000	9,922,718			10,000,000	9,922,718
Morgan Stanley Capital I Series 2005-HQ5 Class A4 5.17%, Due 01/14/42	14,175,000	13,945,729			14,175,000	13,945,729
Nomura Asset Acceptance Corporation Series 2004-R2 Class A1 6.50%, Due 10/25/34±††			5,815,840	5,842,375	5,815,840	5,842,375
Salomon Brothers Mortgage Securities VII Series 2001-C2 Class X2 1.04%, Due 11/13/11±(c)			125,500,000	1,130,906	125,500,000	1,130,906
TIAA Real Estate CDO Limited Series 2007-C4 Class A3 6.10%, Due 06/15/49±			7,160,000	7,388,045	7,160,000	7,388,045
Vendee Mortgage Trust Series 1995-1 Class 4 8.88%, Due 02/15/25±			920,623	1,006,746	920,623	1,006,746
Vendee Mortgage Trust Series 1995-2C Class 3A 8.79%, Due 06/15/25			1,391,416	1,525,341	1,391,416	1,525,341
Wachovia Bank Commercial Mortgage Trust Series 2002-C2 Class IO3 1.61%, Due 11/15/34±††(c)			90,957,000	3,784	90,957,000	3,784
Wachovia Bank Commercial Mortgage Trust Series 2003-C6 Class A4 5.13%, Due 08/15/35±	5,000,000	4,947,762			5,000,000	4,947,762

Total Collateralized Mortgage Obligations (Cost $176,484,148, $281,151,200 and $457,635,348, respectively)		177,749,567		281,042,512		458,792,079

Corporate Bonds & Notes - 1.55%
Apparel & Accessory Stores - 0.00%
Sears Roebuck Acceptance 6.70%, Due 04/15/12			172	175	172	175
Total Apparel & Accessory Stores		—		175		175
Non-Depository Credit Institutions - 1.55%
Private Export Funding Corporation Series D 5.87%, Due 07/31/08			26,000,000	26,248,826	26,000,000	26,248,826
Total Non-Depository Credit Institutions		—		26,248,826		26,248,826

Total Corporate Bonds & Notes (Cost $0, $26,136,522 and $26,136,522, respectively)		—		26,249,001		26,249,001

Foreign Corporate Bonds - 0.38%
European Investment Bank 4.88%, Due 02/15/36			6,410,000	6,455,703	6,410,000	6,455,703

Total Foreign Corporate Bonds (Cost $0, $6,139,073 and $6,139,073, respectively)		—		6,455,703		6,455,703

Municipal Bonds & Notes - 1.81%
Arkansas - 0.12%
Arkansas Development Finance Authority (Housing Revenue LOC) 9.75%, Due 11/15/14			1,753,766	1,951,222	1,753,766	1,951,222
Total Arkansas		—		1,951,222		1,951,222
Florida - 0.33%
Seminole Tribe Florida Resort Gaming Facilities Project Prerefunded (Other Revenue) 11.50%, Due 10/01/13§			5,250,000	5,660,130	5,250,000	5,660,130
Total Florida		—		5,660,130		5,660,130
Texas - 1.36%
Retama Texas Development Corporation (Other Revenue LOC) 10.00%, Due 12/15/20			5,405,000	7,944,755	5,405,000	7,944,755

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Intermediate Government Income Fund		Government Securities Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
San Antonio TX Electric & Gas System (Electric Revenue) 3.63%, Due 12/01/27±§			15,000,000	15,042,300	15,000,000	15,042,300
Total Texas		—		22,987,055		22,987,055

Total Municipal Bonds & Notes (Cost $0, $30,630,006 and $30,630,006, respectively)		—		30,598,407		30,598,407

US Treasury Securities - 21.92%
US Treasury Bills - 0.00%
US Treasury Bill 3.65%, Due 12/20/07^	65,000	64,889			65,000	64,889
Total US Treasury Bills		64,889		—		64,889
US Treasury Bonds - 5.46%
US Treasury Bond 4.50%, Due 02/15/36«	1,000,000	1,013,906			1,000,000	1,013,906
US Treasury Bond 5.00%, Due 05/15/37«			11,025,000	12,106,828	11,025,000	12,106,828
US Treasury Bond 5.38%, Due 02/15/31«			5,875,000	6,678,224	5,875,000	6,678,224
US Treasury Bond 6.00%, Due 02/15/26«			21,535,000	25,675,448	21,535,000	25,675,448
US Treasury Bond 8.75%, Due 05/15/17«			34,340,000	46,978,734	34,340,000	46,978,734
Total US Treasury Bonds		1,013,906		91,439,234		92,453,140
US Treasury Notes - 16.46%
US Treasury Note 4.88%, Due 08/15/09«	1,850,000	1,903,188			1,850,000	1,903,188
US Treasury Note 3.63%, Due 10/31/09			20,815,000	21,031,289	20,815,000	21,031,289
US Treasury Note 4.25%, Due 09/30/12«			79,230,000	82,108,267	79,230,000	82,108,267
US Treasury Note 4.25%, Due 11/15/13«			30,045,000	31,169,344	30,045,000	31,169,344
US Treasury Note 4.25%, Due 11/15/14«			10,295,000	10,617,522	10,295,000	10,617,522
US Treasury Note 4.63%, Due 12/31/11«			64,105,000	67,295,249	64,105,000	67,295,249
US Treasury Note 4.63%, Due 02/15/17«			32,555,000	34,177,671	32,555,000	34,177,671
US Treasury Note 12.00%, Due 08/15/13«			28,595,000	30,250,393	28,595,000	30,250,393
Total US Treasury Notes		1,903,188		276,649,735		278,552,923

Total US Treasury Securities (Cost $2,890,102, $358,829,683 and $361,719,785, respectively)		2,981,983		368,088,969		371,070,952

Collateral for Securities Lending - 48.49%
Collateral Invested in Other Assets
Alpine Securitization Corporation 4.70%, Due 12/04/07††	2,195,003	2,194,717	8,208,610	8,207,543	10,403,613	10,402,260

American General Finance Corporation 5.33%, Due 01/18/08±	6,191	6,191	23,152	23,154	29,343	29,345
Amstel Funding Corporation 5.20%, Due 12/04/07	506,539	506,473	1,894,295	1,894,048	2,400,834	2,400,521
Aspen Funding Corporation 4.99%, Due 12/27/07	337,693	336,609	1,262,863	1,258,809	1,600,556	1,595,418

Atlas Capital Funding Corporation 4.78%, Due 04/25/08±††	2,251,285	2,250,812	8,419,087	8,417,319	10,670,372	10,668,131
Atomium Funding LLC 5.10%, Due 12/04/07††	2,251,285	2,250,992	8,419,087	8,417,993	10,670,372	10,668,985
Barclays Repurchase Agreement - 102% Collateralized (Maturity Value $18,950,586) 4.84%, Due 12/03/07			18,942,946	18,942,946	18,942,946	18,942,946
Barclays Repurchase Agreement - 102% Collateralized (Maturity Value $5,067,434) 4.84%, Due 12/03/07	5,065,391	5,065,391			5,065,391	5,065,391
Barton Capital Corporation 4.75%, Due 12/07/07††	562,821	562,529	2,104,772	2,103,677	2,667,593	2,666,206
BASF Finance Europe NV 5.17%, Due 10/17/08±††	2,814,106	2,810,082	10,523,859	10,508,810	13,337,965	13,318,892
Bear Stearns & Company Incorporated International Repurchase Agreement - 102% Collateralized (Maturity Value $10,528,016) 4.74%, Due 12/03/07			10,523,859	10,523,859	10,523,859	10,523,859
Bear Stearns & Company Incorporated International Repurchase Agreement - 102% Collateralized (Maturity Value $2,815,218) 4.74%, Due 12/03/07	2,814,106	2,814,106			2,814,106	2,814,106
Bear Stearns & Company Incorporated Repurchase Agreement - 102% Collateralized (Maturity Value $31,584,178) 4.79%, Due 12/03/07			31,571,576	31,571,576	31,571,576	31,571,576
Bear Stearns & Company Incorporated Repurchase Agreement - 102% Collateralized (Maturity Value $8,445,688) 4.79%, Due 12/03/07	8,442,318	8,442,318			8,442,318	8,442,318
BNP Paribas 4.85%, Due 11/07/08±	1,688,464	1,688,464	6,314,315	6,314,315	8,002,779	8,002,779

BNP Paribas Repurchase Agreement - 102% Collateralized (Maturity Value $42,112,168) 4.77%, Due 12/03/07			42,095,435	42,095,435	42,095,435	42,095,435

BNP Paribas Repurchase Agreement - 102% Collateralized (Maturity Value $11,260,898) 4.77%, Due 12/03/07	11,256,424	11,256,424			11,256,424	11,256,424
Chariot Funding LLC 4.70%, Due 12/05/07††	3,939,748	3,938,724	14,733,402	14,729,572	18,673,150	18,668,296
Chariot Funding LLC 5.02%, Due 12/28/07	1,181,925	1,177,965	4,420,021	4,405,214	5,601,946	5,583,179
Cheyne Finance LLC 4.61%, Due 02/25/08±††	1,604,040	1,443,636	5,998,600	5,398,740	7,602,640	6,842,376
CIT Group Incorporated 5.67%, Due 12/19/07±	562,821	561,819	2,104,772	2,101,025	2,667,593	2,662,844
Citigroup Repurchase Agreement - 102% Collateralized (Maturity Value $45,028,107) 4.77%, Due 12/03/07			45,010,215	45,010,215	45,010,215	45,010,215
Citigroup Repurchase Agreement - 102% Collateralized (Maturity Value $11,294,949) 4.77%, Due 12/03/07	11,290,461	11,290,461			11,290,461	11,290,461
Clipper Receivables Corporation 4.75%, Due 12/03/07	3,208,081	3,208,081	11,997,199	11,997,199	15,205,280	15,205,280
Clipper Receivables Corporation 5.13%, Due 12/14/07††	2,026,156	2,023,218	7,577,178	7,566,191	9,603,334	9,589,409

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Intermediate Government Income Fund		Government Securities Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
CRC Funding LLC 4.90%, Due 12/05/07††	2,814,106	2,813,374	10,523,859	10,521,123	13,337,965	13,334,497
Credit Agricole SA 5.02%, Due 02/25/08±	1,266,348	1,266,298	4,735,736	4,735,552	6,002,084	6,001,850
Credit Suisse First Boston Repurchase Agreement - 102% Collateralized (Maturity Value $52,640,298) 4.79%, Due 12/03/07			52,619,294	52,619,294	52,619,294	52,619,294
Credit Suisse First Boston Repurchase Agreement - 102% Collateralized (Maturity Value $14,076,146) 4.79%, Due 12/03/07	14,070,530	14,070,530			14,070,530	14,070,530
Cullinan Finance Corporation 4.76%, Due 08/04/08±††	1,407,053	1,397,780	5,261,929	5,227,253	6,668,982	6,625,033
Fairway Finance Corporation 4.73%, Due 12/06/07††	1,125,642	1,125,203	4,209,544	4,207,902	5,335,186	5,333,105
Fairway Finance Corporation 5.03%, Due 12/10/07††	1,913,592	1,911,851	7,156,224	7,149,712	9,069,816	9,061,563

Falcon Asset Securitization Corporation 5.02%, Due 12/24/07	1,463,335	1,459,267			1,463,335	1,459,267

Falcon Asset Securitization Corporation 5.02%, Due 12/24/07			5,472,407	5,457,193	5,472,407	5,457,193
Galleon Capital LLC 4.82%, Due 12/07/07	1,969,874	1,968,850	7,366,701	7,362,870	9,336,575	9,331,720
Galleon Capital LLC 4.90%, Due 12/04/07††	2,251,285	2,250,992	8,419,087	8,417,993	10,670,372	10,668,985
General Electric Capital Assurance Company 4.74%, Due 06/16/08±	900,514	900,514	3,367,635	3,367,635	4,268,149	4,268,149
ING (USA) Annuity & Life Insurance Company 4.73%, Due 08/16/08±	1,969,874	1,969,874	7,366,701	7,366,701	9,336,575	9,336,575
Kestrel Funding US LLC 4.76%, Due 02/25/08±††	2,026,156	2,024,657	7,577,178	7,571,571	9,603,334	9,596,228
Kitty Hawk Funding Corporation 4.74%, Due 12/06/07	4,221,159	4,219,513	15,785,788	15,779,632	20,006,947	19,999,145
Liquid Funding Limited 5.70%, Due 06/11/08±††	4,221,159	4,221,708	15,785,788	15,787,840	20,006,947	20,009,548
M&I Marshall & Ilsley Bank Series BKNT 4.84%, Due 02/15/08±	56,282	56,224	210,477	210,258	266,759	266,482

Merrill Lynch & Company Incorporated 5.45%, Due 01/02/08±	42,212	42,198			42,212	42,198
Merrill Lynch & Company Incorporated Repurchase Agreement - 102% Collateralized (Maturity Value $42,112,098) 4.75%, Due 12/03/07			42,095,435	42,095,435	42,095,435	42,095,435
Merrill Lynch & Company Incorporated Repurchase Agreement - 102% Collateralized (Maturity Value $11,260,880) 4.75%, Due 12/03/07	11,256,424	11,256,424			11,256,424	11,256,424
Merrill Lynch & Company Incorporated Series MTNB 5.45%, Due 01/02/08±			157,858	157,806	157,858	157,806
MetLife Global Funding I 4.71%, Due 10/21/08±††	1,407,053	1,404,056	5,261,929	5,250,721	6,668,982	6,654,777
Morgan Stanley 4.76%, Due 04/07/08±	844,232	844,232	3,157,158	3,157,158	4,001,390	4,001,390
Morgan Stanley 4.78%, Due 10/15/08±	865,338	865,338			865,338	865,338

Morgan Stanley Repurchase Agreement - 102% Collateralized (Maturity Value $15,767,560) 4.77%, Due 12/03/07			15,761,295	15,761,295	15,761,295	15,761,295

Morgan Stanley Repurchase Agreement - 102% Collateralized (Maturity Value $16,844,867) 4.77%, Due 12/03/07			16,838,174	16,838,174	16,838,174	16,838,174

Morgan Stanley Repurchase Agreement - 102% Collateralized (Maturity Value $4,216,284) 4.77%, Due 12/03/07	4,214,609	4,214,609			4,214,609	4,214,609

Morgan Stanley Repurchase Agreement - 102% Collateralized (Maturity Value $4,504,360) 4.77%, Due 12/03/07	4,502,570	4,502,570			4,502,570	4,502,570
Morgan Stanley Series EXL 4.78%, Due 10/15/08±			3,236,087	3,236,087	3,236,087	3,236,087
Natexis Banques Populaires 4.90%, Due 09/08/08±††	1,407,053	1,407,053	5,261,929	5,261,929	6,668,982	6,668,982
Natixis Series YCD 4.84%, Due 01/25/08±	2,217,595	2,216,265	26,788,906	26,772,833	29,006,501	28,989,098
Old Line Funding Corporation 5.06%, Due 12/17/07††	393,975	393,250	1,473,340	1,470,629	1,867,315	1,863,879
Picaros Funding LLC 5.27%, Due 03/07/08††			35,342,199	34,886,991	35,342,199	34,886,991
Premium Asset Trust 5.29%, Due 07/15/08±††	1,001,822	1,001,621	3,746,494	3,745,744	4,748,316	4,747,365
Racers Trust Series 2004-6-MM 4.93%, Due 03/22/08±††	2,642,727	2,642,727	9,882,956	9,882,956	12,525,683	12,525,683
Ranger Funding Corporation 4.86%, Due 12/17/07††	2,195,003	2,190,964	8,208,610	8,193,506	10,403,613	10,384,470
Scaldis Capital Limited 5.06%, Due 12/14/07	393,975	393,404	1,473,340	1,471,204	1,867,315	1,864,608
SLM Corporation 4.66%, Due 05/12/08±††	1,125,642	1,117,178	4,209,544	4,177,888	5,335,186	5,295,066
Solitaire Funding LLC 4.99%, Due 12/26/07	1,688,464	1,683,263	6,314,315	6,294,867	8,002,779	7,978,130
Solitaire Funding LLC 4.99%, Due 12/31/07	2,476,413	2,467,127	9,260,996	9,226,267	11,737,409	11,693,394
Stanfield Victoria Funding LLC 5.23%, Due 04/03/08±††	2,251,285	2,224,427	8,419,087	8,318,647	10,670,372	10,543,074
Thames Asset Global Securitization #1 Incorporated 4.90%, Due 12/07/07††	1,314,694	1,314,010	4,916,536	4,913,980	6,231,230	6,227,990
The Travelers Insurance Company 4.74%, Due 02/08/08±	1,081,686	1,081,661	4,045,161	4,045,080	5,126,847	5,126,741
Transamerica Occidental Life Insurance 4.89%, Due 08/01/08±	5,628,212	5,628,212	21,047,718	21,047,718	26,675,930	26,675,930
Unicredito Italiano Bank (Ireland) Series LIB 4.69%, Due 10/08/08±††	1,407,053	1,405,407	5,261,929	5,255,773	6,668,982	6,661,180
UniCredito Italiano Bank (New York) Series YCD 5.62%, Due 12/03/07±	303,923	304,035	1,136,577	1,136,995	1,440,500	1,441,030
UniCredito Italiano Bank (New York) Series YCD 5.70%, Due 12/13/07±	95,680	95,681	357,811	357,815	453,491	453,496

Proforma Portfolio of Investments - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Intermediate Government Income Fund		Government Securities Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Versailles CDS LLC 4.97%, Due 12/05/07	1,519,617	1,519,222	5,682,884	5,681,406	7,202,501	7,200,628
Versailles CDS LLC 5.11%, Due 12/11/07	844,232	843,345	3,157,158	3,153,843	4,001,390	3,997,188
Victoria Finance LLC 4.69%, Due 05/02/08±††	1,407,053	1,407,053	5,261,929	5,261,929	6,668,982	6,668,982
Victoria Finance LLC 4.78%, Due 08/07/08±††	1,407,053	1,407,053	5,261,929	5,261,929	6,668,982	6,668,982

Total Collateral for Securities Lending (Cost $161,518,682, $660,186,634 and $821,705,316, respectively)		161,358,032		659,586,774		820,944,806

Short-Term Investments - 3.56%
Mutual Funds - 3.50%
Wells Fargo Advantage Money Market Trust~‡	11,294,973	11,294,973	47,913,460	47,913,460	59,208,433	59,208,433
US Treasury Bills - 0.06%
US Treasury Bill 3.86%, Due 01/24/08^#			1,060,000	1,055,724	1,060,000	1,055,724

Total Short-Term Investments (Cost $11,294,973, $48,967,611 and $60,262,584, respectively)		11,294,973		48,969,184		60,264,157

Total Investments in Securities (Cost $515,247,934, $2,194,197,129 and $2,709,445,063, respectively) - 160.99%*		517,789,149		2,207,664,693		2,725,453,842
Other Assets and Liabilities, Net - (60.99%)		(160,246,973)		(872,256,992)		(1,032,503,965)

Net Assets - 100%		357,542,176		1,335,407,701		1,692,949,877

«	All or a portion of this security is on loan. (See Note 2)
±	Variable rate investments.
%%	Securities issued on a when-issued (TBA) basis. (See Note 2)
††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
^	Zero coupon bond. Interest rate presented is yield to maturity.
#	Security pledged as collateral for futures transactions. (See Note 2)
(c)	Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.
§	These securities are subject to a demand feature which reduces the effective maturity.
~	This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.
‡	Security of an affiliate of the Fund with a cost of $59,208,433.
*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these proforma financial statements.

Proforma Statement of Assets and Liabilities - November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Intermediate Government Income Fund	Government Securities Fund	Proforma Adjustments		Proforma Combined
Assets
Investments
In securities, at market value	$345,071,255	$1,500,164,459			$1,845,235,714
Collateral for securities loaned	161,358,032	659,586,774			820,944,806
Investments in affiliates	11,359,862	47,913,460			59,273,322

Total investments at market value (see cost below)	517,789,149	2,207,664,693	—		2,725,453,842

Cash	50,000	—			50,000
Variation margin receivable on futures contracts	—	49,234			49,234
Receivable for Fund shares issued	22,088	4,335,932			4,358,020
Receivable for investments sold	8,482	20,286,381			20,294,863
Receivables for dividends and interest	1,578,655	11,531,287			13,109,942

Total assets	519,448,374	2,243,867,527	—		2,763,315,901

Liabilities
Payable for Fund shares redeemed	103,383	121,775			225,158
Payable for investments purchased	—	241,206,530			241,206,530
Dividends payable	—	5,863,342			5,863,342
Payable to investment advisor and affiliates	162,672	685,423			848,095
Payable for securities loaned	161,518,436	660,186,634			821,705,070
Accrued expenses and other liabilities	121,707	396,122			517,829

Total liabilities	161,906,198	908,459,826	—		1,070,366,024

Total net assets	$357,542,176	$1,335,407,701	$—		$1,692,949,877

NET ASSETS CONSIST OF
Paid-in capital	$406,023,450	$1,341,229,863			$1,747,253,313
Undistributed net investment income (loss)	(2,029,225)	(963,640)			(2,992,865)
Undistributed net realized gain (loss) on investments	(48,993,264)	(18,462,416)			(67,455,680)
Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated in foreign currencies	2,541,215	13,467,564			16,008,779
Net unrealized appreciation (depreciation) of futures	—	136,330			136,330

Total net assets	$357,542,176	$1,335,407,701	$—		$1,692,949,877

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$111,141,778	NA	$62,812,925	[3]	$173,954,703
Shares outstanding – Class A	10,313,192	NA	6,175,405		16,488,597
Net asset value per share – Class A	$10.78	NA			$10.55
Maximum offering price per share – Class A2	$11.29	NA			$11.05
Net assets – Class B	$12,002,422	NA			$12,002,422
Shares outstanding – Class B	1,115,335	NA	23,415	[4]	1,138,750
Net asset value and offering price per share – Class B	$10.76	NA			$10.54
Net assets – Class C	$7,114,613	$1,586,879			$8,701,492
Shares outstanding – Class C	662,864	150,489	12,216	[5]	825,569
Net asset value and offering price per share – Class C	$10.73	$10.54			$10.54
Net assets – Administrator Class	$227,283,363	$148,059,359			$375,342,722
Shares outstanding – Administrator Class	21,101,726	14,040,472	435,311	[6]	35,577,509
Net asset value and offering price per share – Administrator Class	$10.77	$10.55			$10.55
Net assets – Advisor Class	NA	$62,812,925	$(62,812,925)[3]		$—
Shares outstanding – Advisor Class	NA	5,955,605	(5,955,605)		—
Net asset value and offering price per share – Advisor Class	NA	$10.55			$—
Net assets – Institutional Class	NA	$260,042,307			$260,042,307
Shares outstanding – Institutional Class	NA	24,675,414			24,675,414
Net asset value and offering price per share – Institutional Class	NA	$10.54			$10.54
Net assets – Investor Class	NA	$862,906,231			$862,906,231
Shares outstanding – Investor Class	NA	81,768,299			81,768,299
Net asset value and offering price per share – Investor Class	NA	$10.55			$10.55

Investments at cost	$515,247,934	$2,194,197,129	$—		$2,709,445,063

Securities on loan, at market value	$158,740,345	$647,506,818	$—		$806,247,163

[1]	Each Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investment of $50,000 or more, the offering price is reduced.
[3]

Advisor Class shares of Government Securities Fund are exchanged for new A shares of Government Securities Fund, to be established prior to the merger, in an amount equal to the total value of the Government Securities Fund Advisor shares divided by the current per share value of the new A shares (presumed to equal the Government Securities Fund Advisor share value in this proforma). Class A shares of Intermediate Government Income Fund are exchanged for new A shares of Government Securities Fund in an amount equal to the total value of the Intermediate Government Income Fund A shares divided by the current per share value of the Government Securities Fund A shares.

[4]

Class B shares of Intermediate Government Income Fund are exchanged for new B shares of Government Securities Fund, to be established upon consummation of the merger, in an amount equal to the total value of the Intermediate Government Income Fund B shares divided by current per share value of the new Government Securities Fund B shares (presumed to equal the Government Securities Fund C share value in this proforma).

[5]

Class C shares of Intermediate Government Income Fund are exchanged for Class C shares of Government Securities Fund in an amount equal to the total value of the Intermediate Government Income Fund C shares divided by the current per share value of the Government Securities Fund C shares.

[6]

Administrator Class shares (“Adm shares”) of Intermediate Government Income Fund are exchanged for Adm shares of Government Securities Fund in an amount equal to the total value of the Intermediate Government Income Fund Adm shares divided by the current per share value of the Government Securities Fund Adm shares.

The accompanying notes are an integral part of these proforma financial statements.

Proforma Statement of Operations - For the Twelve Months Ended November 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Intermediate Government Income Fund	Government Securities Fund	Proforma Adjustments	Proforma Combined
Investment Income
Interest	$21,216,480	$61,869,141		$83,085,621
Income from affiliated securities	65,623	1,367,379		1,433,002
Securities lending income, net	194,717	795,488		990,205

Total investment income	21,476,820	64,032,008	—	85,508,828

Expenses
Advisory fees	1,961,939	4,748,790	(458,075)[1]	6,252,654
Administration fees
Fund Level	218,823	570,817	(3,547)[1]	786,093
Class A	319,662	—	167,690 [1]	487,352
Class B	40,951	—	(134)[1]	40,817
Class C	21,650	3,921	(100)[1]	25,471
Administrator Class	301,124	118,388	(1,547)[1]	417,965
Advisor Class	—	169,694	(169,694)[1]	—
Institutional Class	—	150,471		150,471
Investor Class	—	3,406,338		3,406,338
Custody fees	87,530	228,327		315,857
Shareholder servicing fees	1,094,115	2,383,863	143,392 [1]	3,621,370
Accounting fees	56,675	118,618	(11,128)[1]	164,165
Distribution fees
Class B	109,689	—		109,689
Class C	57,994	10,501		68,495
Professional fees	30,086	34,172	(16,965)[2]	47,293
Registration fees	43,429	64,172	(18,788)[2]	88,813
Shareholder reports	80,504	213,643	(73,537)[2]	220,610
Trustees’ fees	9,134	9,134	(5,627)[2]	12,641
Other fees and expenses	15,506	23,006	(6,672)[2]	31,840

Total expenses	4,448,811	12,253,855	(454,732)	16,247,934

Less
Waived fees and reimbursed expenses	(875,290)	(2,608,120)	326,085	(3,157,325)
Net expenses	3,573,521	9,645,735	(128,647)	13,090,609

Net investment income (loss)	17,903,299	54,386,273	128,647	72,418,219

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) from
Securities, foreign currencies and foreign currency translation	(815,322)	3,675,981		2,860,659
Futures transactions	203,757	416,353		620,110
Options, swap agreements and short sale transactions	—	293,117		293,117

Net realized gain (loss) from Investments	(611,565)	4,385,451	—	3,773,886

Net change in unrealized appreciation (depreciation) of
Securities, foreign currencies and foreign currency translation	3,866,177	15,144,917		19,011,094
Futures transactions	(194,633)	(428,065)		(622,698)

Net change in unrealized appreciation (depreciation) of investments	3,671,544	14,716,852	—	18,388,396

Net realized and unrealized gain (loss) on investments	3,059,979	19,102,303	—	22,162,282

Net increase (decrease) in net assets resulting from operations	$20,963,278	$73,488,576	$128,647	$94,580,501

[1]	Based on contractual agreements of the surviving fund.
[2]	Estimated cost increases (savings) as a result of merging the funds.

The accompanying notes are an integral part of these proforma financial statements.

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Tax-Free Fund		Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Municipal Bonds and Notes - 97.18%
Alabama - 0.31%
Alabama Drinking Water Finance Revolving Federal Loan Series A (Water Revenue, AMBAC Insured), 4.85,% , Due 8/15/2022	800,000	$805,512			800,000	$805,512
Alabama HFA East Lake (MFHR, GNMA), 4.80%, Due 6/20/2032			1,310,000	$1,224,496	1,310,000	1,224,496
Total Alabama		805,512		1,224,496		2,030,008
Alaska - 0.13%
Northern Tobacco Securitization Corporation AK Tobacco Settlement Revenue Asset-Backed Prerefunded (Excise Tax Revenue), 6.20%, Due 6/1/2022§			783,000	819,088	783,000	819,088
Total Alaska		—		819,088		819,088
Arizona - 4.99%
Arizona Health Facilities Authority Phoenix Children’s Hospital Series A, 5.30%, Due 11/15/2008			25,000	25,462	25,000	25,462
Arizona Health Facilities Authority Phoenix Children’s Hospital Series A Prerefunded, 5.50%, Due 11/15/2010§			30,000	31,254	30,000	31,254
Arizona Health Facilities Authority Phoenix Children’s Hospital Series A Prerefunded, 6.13%, Due 11/15/2022§			195,000	205,349	195,000	205,349
Arizona Health Facilities Authority Phoenix Children’s Hospital Series A Prerefunded, 6.25%, Due 11/15/2029§			100,000	105,533	100,000	105,533
Arizona Health Facilities Authority Phoenix Children’s Hospital Series A Prerefunded, 5.38%, Due 2/15/2018§			290,000	314,485	290,000	314,485

Arizona Health Facilities Authority Phoenix Children’s Hospital Series A Prerefunded, 5.88%, Due 2/15/2027§			85,000	93,799	85,000	93,799

Arizona Health Facilities Authority Phoenix Children’s Hospital Series B (Hospital Revenue), 4.27%, Due 2/1/2042§±			4,045,000	3,994,438	4,045,000	3,994,438

Arizona HFA Mortgage-Backed Securities Program Series B (Housing Revenue, FHLMC), 5.15%, Due 12/1/2035	1,000,000	1,033,730	1,500,000	1,550,595	2,500,000	2,584,325

Chandler AZ (Fuel Sales Tax Revenue), 6.00%, Due 7/1/2011	500,000	546,355			500,000	546,355
Estrella AZ Mountain Ranch Community Facilities District (Property Tax Revenue), 5.90%, Due 7/15/2022			1,030,000	1,030,711	1,030,000	1,030,711
Estrella AZ Mountain Ranch Community Facilities District Series B (Property Tax Revenue), 6.20%, Due 7/15/2032	1,000,000	995,720			1,000,000	995,720
Gilbert AZ Water Resource Municipal Property Corporation (Sewer Revenue), 4.90%, Due 4/1/2019			2,500,000	2,507,300	2,500,000	2,507,300
Navajo County AZ Municipal Property Corporation (Lease Revenue, ACA Insured), 5.63%, Due 7/1/2010	215,000	217,894			215,000	217,894
Phoenix AZ & Pima County AZ IDA Series 2007-1 (SFHR, GNMA Insured), 5.25%, Due 8/1/2038	2,491,394	2,519,048	2,989,673	3,022,858	5,481,067	5,541,906

Phoenix AZ IDA Capital Mall LLC Project Prerefunded (Lease Revenue, AMBAC Insured), 5.38%, Due 9/15/2022§	250,000	264,505			250,000	264,505
Phoenix AZ IDA Statewide Series C (Housing Revenue, GNMA Insured), 5.30%, Due 4/1/2020	35,000	35,394			35,000	35,394
Pima County AZ IDA Acclaim Charter School Project (Educational Facilities Revenue), 5.60%, Due 12/1/2016	400,000	392,236	510,000	500,101	910,000	892,337
Pima County AZ IDA Global Water Resources LLC Project (Water & Sewer Revenue), 5.45%, Due 12/1/2017	810,000	711,577	500,000	468,455	1,310,000	1,180,032
Pima County AZ IDA Global Water Resources LLC Project (Water & Sewer Revenue), 5.75%, Due 12/1/2032	225,000	219,175	810,000	711,577	1,035,000	930,752
Pima County AZ IDA Global Water Resources LLC Project (Water & Wastewater Authority Revenue), 6.55%, Due 12/1/2037	1,400,000	1,530,522	775,000	754,935	2,175,000	2,285,457
Pinal County AZ USD #43 (Property Tax Revenue, First Security Bank LOC), 5.00%, Due 7/1/2025	300,000	318,168			300,000	318,168
Scottsdale Waterfront Commerical Community Facilities District AZ (Property Tax Revenue), 6.00%, Due 7/15/2027			265,000	263,786	265,000	263,786
Scottsdale Waterfront Commerical Community Facilities District AZ (Property Tax Revenue), 6.05%, Due 7/15/2032			310,000	306,243	310,000	306,243
Surprise AZ Municipal Property Corporation (Water & Wastewater Authority Revenue), 4.70%, Due 4/1/2022	1,100,000	1,052,513	1,600,000	1,530,928	2,700,000	2,583,441
Surprise AZ Municipal Property Corporation (Water & Wastewater Authority Revenue), 4.90%, Due 4/1/2032	725,000	663,803	725,000	663,803	1,450,000	1,327,606
Tucson AZ Series 1994C (Fuel Sales Tax Revenue, FGIC Insured), 7.00%, Due 7/1/2012	500,000	572,055			500,000	572,055
Verrado AZ Community Facilities District #1 (Other Revenue), 6.00%, Due 7/15/2013			3,425,000	3,585,461	3,425,000	3,585,461
Total Arizona		11,072,695		21,667,073		32,739,768
Arkansas - 1.20%
Cabot AR Sales & Use Tax (Sales Tax Revenue, XLCA Company Insured), 4.60%, Due 12/1/2025	2,000,000	2,002,560	2,060,000	2,062,637	4,060,000	4,065,197

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Tax-Free Fund		Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Howard County AR (Sales Tax Revenue, Radian Insured), 4.25%, Due 6/1/2047	1,220,000	1,023,043	3,355,000	2,813,369	4,575,000	3,836,412
Total Arkansas		3,025,603		4,876,006		7,901,609
California - 12.49%

Access to Loans for Learning Student Loan Corporation Student Loan Program Series D2 (College & University Revenue, Guaranteed Student Loans), 7.85%, Due 7/1/2025	2,500,000	2,596,400			2,500,000	2,596,400
Apple Valley CA Redevelopment Agency Project Area #2 (Other Revenue, AMBAC Insured), 5.00%, Due 6/1/2037	2,850,000	2,914,353			2,850,000	2,914,353
California Infrastructure & Economic Development Bank Series A Capital Appreciation (Economic Development Revenue, ACA Insured), 6.80%, Due12/1/2017^			1,590,000	819,232	1,590,000	819,232
California Infrastructure & Economic Development Bank Capital Appreciation Series A (Other Revenue, ACA Insured), 7.19%, Due 12/1/2022^	350,000	122,028	585,000	203,960	935,000	325,988
California Statewide Community Development Authority Community Facilities District 2007-1-Orinda (Special Tax Revenue), 6.00%, Due 9/1/2037			1,000,000	990,320	1,000,000	990,320
California Statewide CDA Retirement Housing Foundation, 5.50%, Due 12/1/2028§±	1,850,000	1,850,000	2,900,000	2,900,000	4,750,000	4,750,000
California Statewide CDA Eskaton (ACA Insured), 2.50%, Due 5/15/2029§±	1,650,000	1,650,000			1,650,000	1,650,000
California Statewide CDA Eskaton Properties Incorporated Convertible (HCFR LOC), 2.50%, Due 5/15/2029§±	3,675,000	3,816,635	3,000,000	3,000,000	6,675,000	6,816,635
Central Unified School District (Lease Revenue, First Security Bank LOC), 5.00%, Due 8/1/2026	265,000	252,741			265,000	252,741
Daly City CA Housing Development Finance Agency (Housing Revenue), 5.00%, Due 12/15/2037			420,000	400,571	420,000	400,571

Dinuba CA Financing Authority (Sewer Revenue), 5.38%, Due 9/1/2038	500,000	450,580	1,500,000	1,351,740	2,000,000	1,802,320
Dinuba CA Redevelopment Agency Merged City Redevelopment Project #2 (Other Revenue), 4.45%, Due 10/1/2011			1,900,000	1,902,717	1,900,000	1,902,717

El Centro CA Financing Authority Series A (Water Revenue, First Security Bank LOC), 5.00%, Due 10/1/2026	445,000	466,494			445,000	466,494
Fillmore CA PFA Fillmore Water Recycling Financing (Other Revenue, CIFG Insured), 5.25%, Due 5/1/2030	3,900,000	4,285,866			3,900,000	4,285,866
Foothill CA Eastern Transportation Corridor Agency (Toll Road Revenue), 5.25%, Due 7/15/2010	500,000	496,330	1,900,000	1,886,054	2,400,000	2,382,384
Hesperia USD CA Capital Improvement Project (Lease Revenue, AMBAC Insured), 5.00%, Due 2/1/2031	680,000	695,422			680,000	695,422
Imperial CA Redevelopment Agency Imperial Redevelopment Project (Special Tax Revenue, AMBAC Insured), 5.00%, Due 12/1/2032	1,810,000	1,833,946	2,700,000	2,740,176	4,510,000	4,574,122
Inland CA Empire Tobacco Securitization Authority Series C2 (Other Revenue), 6.95%, Due 6/1/2047^	2,000,000	135,360	3,000,000	203,040	5,000,000	338,400
Lodi CA Series A (Sewer Revenue, First Security Bank LOC), 5.00%, Due 10/1/2037	800,000	818,544			800,000	818,544

Los Angeles CA HFA Peppermill I & II, 5.13%, Due 4/1/2028			2,090,000	2,078,881	2,090,000	2,078,881

Madera County CA Valley Children’s Hospital (HCFR LOC), 6.50%, Due 3/15/2015			1,000,000	1,133,300	1,000,000	1,133,300
Metropolitan Water District of Southern CA Waterworks Series A6 (Water Revenue), 7.93%, Due 8/10/2018§±††	6,900,000	8,886,924			6,900,000	8,886,924
Pico Rivera CA Water Authority Series A (Water Revenue), 5.75%, Due 12/1/2012	570,000	592,179			570,000	592,179
Port Hueneme CA Redevelopment Agency Central Community Project (Tax Incremental Revenue LOC), 5.50%, Due 5/1/2014			1,800,000	1,940,418	1,800,000	1,940,418
Rancho Cucamonga CA Redevelopment Agency Rancho Redevelopment-Housing Set Aside-A (Housing Revenue, MBIA Insured), 5.00%, Due 9/1/2034	2,000,000	2,044,960	1,400,000	1,431,472	3,400,000	3,476,432
San Bernardino County CA Financing Authority CT Housing Facilities Project (Other Revenue, MBIA Insured), 5.50%, Due 6/1/2037	3,150,000	3,364,515	4,785,000	5,110,859	7,935,000	8,475,374

San Francisco CA Airport Improvement United Airlines Incorporated Project (Airport Revenue), 8.00%, Due 7/1/2013	165,000	186,584			165,000	186,584
Santa Rosa CA Rancheria Tachi Yokut Tribe Enterprise (Other Revenue), 5.50%, Due 3/1/2008			1,400,000	1,400,994	1,400,000	1,400,994
Santa Rosa CA Rancheria Tachi Yokut Tribe Enterprise (Other Revenue), 4.50%, Due 3/1/2011	900,000	897,588			900,000	897,588

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Tax-Free Fund		Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Southern California Logistics Airport Authority Logistics Airport (Airport Revenue), 6.00%, Due 12/1/2032	2,035,000	2,016,685			2,035,000	2,016,685
Southern California Logistics Airport Authority (Airport Revenue), 6.00%, Due 12/1/2037	265,000	260,286	3,535,000	3,472,112	3,800,000	3,732,398
Student Education Loan Marketing Corporation CA Series IV D1 (HEFAR, Guaranteed Student Loans), 5.88%, Due 1/1/2018	4,975,000	4,983,557			4,975,000	4,983,557
Tehachapi CA Redevelopment Agency Tehachapi Revedevepment Project (Tax Incremental Revenue, Radian Insured), 5.35%, Due 12/1/2037	655,000	639,522	1,000,000	976,370	1,655,000	1,615,892
Travis CA USD (Lease Revenue, MBIA Insured), 5.00%, Due 9/1/2027	620,000	638,650			620,000	638,650
West Sacramento CA Financing Authority Series A (Tax Revenue, XLCA Insured), 5.00%, Due 9/1/2026	1,000,000	1,056,130			1,000,000	1,056,130

Total California		47,952,279		33,942,216		81,894,495
Colorado - 2.44%
Colorado ECFA Charter School Carbon Valley Academy (Lease Revenue), 5.63%, Due 12/1/2036			1,170,000	1,058,967	1,170,000	1,058,967
Colorado ECFA Union Colony Charter School Project (Educational Facilities Revenue), 5.75%, Due 12/1/2037††	500,000	477,355	590,000	563,279	1,090,000	1,040,634
Colorado ECFA Charter School Core Knowledge Project Prerefunded (Lease Revenue), 7.00%, Due 11/1/2029§	200,000	213,822			200,000	213,822
Colorado ECFA Cerebral Palsy Project Series A (Other Revenue), 6.25%, Due 5/1/2036			1,550,000	1,550,326	1,550,000	1,550,326
Colorado ECFA Charter School Banning Lewis (Other Revenue), 6.13%, Due 12/15/2035††	650,000	641,836	850,000	839,324	1,500,000	1,481,160
Colorado ECFA Charter School Monument Academy Project (Other Revenue), 5.50%, Due 10/1/2017			500,000	492,185	500,000	492,185
Colorado HFA Series B2 (Housing Revenue), 7.10%, Due 4/1/2017	385,000	397,670			385,000	397,670
Colorado HFA Series D2 (SFHR), 6.90%, Due 4/1/2029	570,000	594,459			570,000	594,459
Colorado HFA Series A2 (Housing Revenue), 7.15%, Due 11/1/2014	20,000	20,325			20,000	20,325
Colorado HFA Series B3 (Housing Revenue, First Security Bank LOC), 6.70%, Due 8/1/2017	1,105,000	1,152,062			1,105,000	1,152,062
Colorado HFA Series A2 (SFHR, MBIA Insured), 6.50%, Due 8/1/2031	810,000	820,862			810,000	820,862
Denver City & County CO The Boston Lofts Project Series A (Housing Revenue, FHA Insured), 5.75%, Due 10/1/2027	500,000	503,665			500,000	503,665
E-470 Public Highway Authority Capital Appreciation Senior Lien Series B (Toll Road Revenue LOC), 4.24%, Due 9/1/2016^			5,000,000	3,475,750	5,000,000	3,475,750
Eagle County CO Airport Terminal Corporate Project Series A (Airport Revenue), 5.15%, Due 5/1/2017	690,000	666,395	800,000	772,632	1,490,000	1,439,027
Eagle County CO Airport Terminal Corporation Airport Terminal Improvement Project Series B (Airport Revenue), 5.05%, Due 5/1/2015			500,000	484,015	500,000	484,015
Eagle County CO Airport Terminal Corporation Airport Terminal Improvement Project Series B (Airport Revenue), 5.25%, Due 5/1/2020			890,000	844,521	890,000	844,521
Summit County CO Keystone Resorts Management Project (Other Revenue), 7.38%, Due 9/1/2010	420,000	457,708			420,000	457,708
Total Colorado		5,946,159		10,080,999		16,027,158
District of Columbia - 0.53%
District of Columbia Capital Appreciation Mandarin Oriental (Tax Incremental Revenue, First Security Bank LOC), 4.12%, Due 7/1/2015^#	3,850,000	2,835,487			3,850,000	2,835,487

District of Columbia Tobacco Settlement Financing Corporation, 5.38%, Due 5/15/2010			410,000	420,840	410,000	420,840
District of Columbia Tobacco Settlement Financing Corporation, 5.70%, Due 5/15/2012			205,000	214,436	205,000	214,436

Total District of Columbia		2,835,487		635,276		3,470,763
Florida - 7.05%
Ave Maria Stewardship Community Development District FL (Other Revenue), 4.80%, Due 11/1/2012	1,275,000	1,172,312	1,875,000	1,723,988	3,150,000	2,896,300
Brevard County FL Retirement Housing Funding (HCFR LOC), 5.50%, Due 12/1/2028§±	1,950,000	1,950,000	1,050,000	1,050,000	3,000,000	3,000,000
Charlotte County FL IDA Bond Anticipation Notes (Other Revenue), 5.75%, Due 10/1/2008	1,300,000	1,292,733	1,980,000	1,968,932	3,280,000	3,261,665
Clay County FL Housing Finance Authority Series A2 (Housing Revenue, FNMA), 4.85%, Due 4/1/2028	2,400,000	2,424,432	3,700,000	3,737,666	6,100,000	6,162,098
Connerton West Community Development District FL Series B (Other Revenue), 5.13%, Due 5/1/2016	1,350,000	1,209,398	2,125,000	1,903,681	3,475,000	3,113,079

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Tax-Free Fund		Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Florida Development Finance Corporation Learning Gate Community School Project Series A (Educational Facilities Revenue), 6.00%, Due 2/15/2037	600,000	589,500	900,000	884,250	1,500,000	1,473,750
Florida Glen Oaks Apartments Project (Housing Revenue, FNMA Insured), 5.90%, Due 2/1/2030	500,000	505,150			500,000	505,150
Florida Housing Financing Corporation Homeowner Mortgage Series 4 (Housing Revenue, GNMA Insured), 4.70%, Due 1/1/2015	500,000	512,585			500,000	512,585

Florida Housing Finance Corporation Homeowner Mortgage Series 4 (Housing Revenue, GNMA), 4.70%, Due 7/1/2015			1,015,000	1,042,101	1,015,000	1,042,101
Fountainbleau Lakes FL Community Development District Series B (Special Tax Revenue), 6.00%, Due 5/1/2015	600,000	569,262	900,000	853,893	1,500,000	1,423,155
Gulf Breeze FL Miami Beach Local Government Series B (Other Revenue LOC), 4.75%, Due 12/1/2015			265,000	277,161	265,000	277,161
Jacksonville FL Housing Finance Authority AMT Series A-2 (Housing Revenue, Government National Mortgage Association), 5.00%, Due 4/1/2030	2,515,000	2,574,731	3,775,000	3,864,656	6,290,000	6,439,387
Lee County FL (Solid Waste Revenue, MBIA Insured), 5.63%, Due 10/1/2013			2,400,000	2,548,560	2,400,000	2,548,560
Miami Dade County FL Industrial Development Authority Airis Miami II LLC Project (IDR, AMBAC Insured), 6.00%, Due 10/15/2025			1,000,000	1,042,210	1,000,000	1,042,210
Orlando FL Housing Authority West Oaks Apartments Projects Puttable (Housing Revenue, FNMA), 5.05%, Due 8/1/2033§			3,215,000	3,390,571	3,215,000	3,390,571
Palm Beach County FL Series A (Housing Revenue, GNMA Insured), 4.85%, Due 4/1/2032	1,835,000	1,843,955			1,835,000	1,843,955
Seminole Indian Tribe of Florida Series A (GO—States, Territories), 5.75%, Due 10/1/2022††			3,800,000	3,802,698	3,800,000	3,802,698
Volusia County FL IDA (HCFR LOC, ACA Insured), 5.50%, Due 12/1/2028§±	2,350,000	2,350,000	1,150,000	1,150,000	3,500,000	3,500,000
Total Florida		16,994,058		29,240,367		46,234,425
Georgia - 2.35%
Atlanta GA Series A Prerefunded (Airport Revenue, FGIC Insured), 5.75%, Due 1/1/2020§	1,000,000	1,051,040	4,940,000	5,780,245	5,940,000	6,831,285
East Point GA Housing Authority Bond Laurel Eidge Washington Road Apartments, 5.00%, Due 10/1/2032§±			2,135,000	2,094,093	2,135,000	2,094,093

Forsyth County GA Hospital Authority Georgia Baptist Health Care System Project (HCFR), 6.38%, Due 10/1/2028			465,000	564,319	465,000	564,319

Fulton County GA Concorde Place Apartments Project Series C Prerefunded (Housing Revenue), 6.90%, Due 7/1/2008§	500,000	509,090			500,000	509,090
Georgia State Series B (Other Revenue), 6.25%, Due 3/1/2011			5,000	5,463	5,000	5,463
Georgia Municipal Electric Authority Power Revenue Prerefunded Series Y (Electric Revenue LOC, MBIA Insured), 6.50%, Due 1/1/2017§			5,000	5,829	5,000	5,829

Georgia Municipal Electric Authority Power Revenue Series Y (Electric Revenue LOC, MBIA Insured), 6.50%, Due 1/1/2017			450,000	520,214	450,000	520,214
Irwin County GA Municipal Corrections Project Series A (Lease Revenue), 8.00%, Due 8/1/2037	650,000	651,872	1,000,000	1,002,880	1,650,000	1,654,752

Municipal Electric Authority of Georgia Project One Subseries A (Utilities Revenue LOC), 5.25%, Due 1/1/2014			2,000,000	2,194,740	2,000,000	2,194,740
Thomasville GA Housing Authority Housing Wood VY Apartments Project Series A, 5.10%, Due 12/1/2035§±			1,060,000	1,033,765	1,060,000	1,033,765
Total Georgia		2,212,002		13,201,548		15,413,550
Guam - 0.05%
Guam Housing Corporation Guaranteed Mortgage-Backed Securities Series A (Housing Revenue, FHLMC Insured), 5.75%, Due 9/1/2031	60,000	63,317			60,000	63,317
Guam Education Financing Foundation Certificates Partnership Guam Public School Facilities Project Series B (Educational Facilities Revenue, ACA Insured), 4.50%, Due 10/1/2026	120,000	99,892	175,000	145,675	295,000	245,567
Total Guam		163,209		145,675		308,884
Hawaii - 0.17%
Hawaii State (Airport Revenue, FGIC Insured), 5.75%, Due 7/1/2015			1,000,000	1,050,960	1,000,000	1,050,960
Hawaii State Housing Finance & Development Corporation Series A (Housing Revenue, FNMA Insured), 5.75%, Due 7/1/2030	70,000	71,383			70,000	71,383
Total Hawaii		71,383		1,050,960		1,122,343

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Tax-Free Fund		Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Idaho - 0.25%
Idaho IHC Hospitals Incorporated (HCFR), 6.65%, Due 2/15/2021	150,000	190,587			150,000	190,587
Idaho Housing Agency Series C2 (Housing Revenue), 6.35%, Due 7/1/2015	115,000	115,128			115,000	115,128
Idaho Housing & Finance Association Series H2 (Housing Revenue, FHA Insured), 6.15%, Due 1/1/2028	165,000	168,878			165,000	168,878
Idaho Housing & Finance Association Series E-CL I (SFMR), 3.60%, Due 7/1/2033			1,190,000	1,187,537	1,190,000	1,187,537
Total Idaho		474,593		1,187,537		1,662,130
Illinois - 6.90%
Aurora IL Series B, 5.85%, Due 12/30/2013			2,740,000	2,703,996	2,740,000	2,703,996
Chicago IL Housing Authority Prerefunded (Housing Revenue), 5.38%, Due 7/1/2019§#	2,250,000	2,448,675			2,250,000	2,448,675
Chicago IL Bryne Mawr Belle Project (Housing Revenue, GNMA Insured), 6.13%, Due 6/1/2039	500,000	508,965			500,000	508,965
Chicago IL Paul G. Stewart Phases I & II (Housing Revenue, FHA Insured), 4.20%, Due 9/20/2017	500,000	487,075	870,000	847,511	1,370,000	1,334,586
Du Page County IL Special Service Monarch Landing Project (Special Tax Revenue), 5.40%, Due 3/1/2016			250,000	248,190	250,000	248,190

Eureka IL Eureka College Project Sesies 1998B (College & University Revenue, MBIA Insured), 7.00%, Due 1/1/2019	1,000,000	1,038,330	1,750,000	1,817,078	2,750,000	2,855,408
Hampshire IL Special Service Area #18 Crown Development Project Tamms Farm Series A (Special Tax Revenue), 6.00%, Due 3/1/2044	500,000	468,575	715,000	670,062	1,215,000	1,138,637
Harvey IL Series A (Property Tax Revenue), 5.50%, Due 12/1/2027	1,800,000	1,769,976	3,250,000	3,195,790	5,050,000	4,965,766
Harvey IL Series A (Property Tax Revenue), 5.63%, Due 12/1/2032	2,090,000	2,046,047	2,745,000	2,687,273	4,835,000	4,733,320
Illinois Development Finance Authority Balance Community Rehabilitation Series A, 7.88%, Due 7/1/2020	202,577	167,219			202,577	167,219
Illinois Finance Authority New Money Community Rehabilitation Series A (HCFR, GO), 5.35%, Due 7/1/2027	1,000,000	872,490	410,000	401,165	1,410,000	1,273,655
Illinois OSF Healthcare System Prerefunded (HCFR), 6.25%, Due 11/15/2029§	4,000,000	4,259,000			4,000,000	4,259,000
Illinois Financing Authority Charter Schools Uno Charter Series C (Other Revenue, ACA Insured), 5.38%, Due 9/1/2032			1,450,000	1,265,111	1,450,000	1,265,111
Jackson & Williamson Counties IL Community High School District #165 Prerefunded (Property Tax Revenue, AMBAC Insured), 6.25%, Due 12/1/2015§	500,000	528,115			500,000	528,115
McHenry County IL Community High School District #157 (Property Tax Revenue, First Security Bank LOC), 9.00%, Due 12/1/2017	1,000,000	1,366,850			1,000,000	1,366,850
Regional Transportation Authority Series D (Sales Tax Revenue, FGIC Insured), 7.75%, Due 6/1/2019	7,350,000	9,469,593			7,350,000	9,469,593
Rockford IL Faust Lamark Apartments Project Series A Housing & Urban Development (Housing Revenue, MBIA Insured), 6.75%, Due 1/1/2018	905,000	933,155			905,000	933,155
Southwestern IL Development Finance Authority Local Government Program Collinsville Limited (Sales Tax Revenue), 5.00%, Due 3/1/2025	410,000	389,127	615,000	583,690	1,025,000	972,817
Southwestern IL Development Finance Authority Local Government Program Collinsville Limited (Sales Tax Revenue), 5.35%, Due 3/1/2031	600,000	573,870	900,000	860,805	1,500,000	1,434,675
Tazewell County IL School District #51 (Property Tax Revenue, FGIC Insured), 9.00%, Due 12/1/2023	1,105,000	1,672,340			1,105,000	1,672,340
Vernon Hills IL Town Center Project Series A (Tax Incremental Revenue), 6.25%, Due 12/30/2026			1,000,000	1,000,740	1,000,000	1,000,740
Total Illinois		28,999,402		16,281,411		45,280,813
Indiana - 0.77%
Indianapolis IN Local Public Improvement Series B (Other Revenue), 6.00%, Due 1/10/2020	290,000	334,973			290,000	334,973

Nobelsville IN Redevelopment Authority Lease Rental Hazel Dell Road Series A (Lease Revenue), 5.00%, Due 2/1/2029	925,000	919,006	1,825,000	1,813,174	2,750,000	2,732,180
Valparaiso IN Economic Development Valparaiso Family YMCA (Other Revenue), 6.00%, Due 12/1/2036			2,000,000	1,950,320	2,000,000	1,950,320
Total Indiana		1,253,979		3,763,494		5,017,473
Iowa - 0.16%
Coralville IA COP Series D (Other Revenue), 5.00%, Due 6/1/2014	300,000	310,635			300,000	310,635
Coralville IA COP Series D (Other Revenue), 5.25%, Due 6/1/2016	360,000	378,731			360,000	378,731

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Tax-Free Fund		Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Iowa Finance Authority AMT Mortgage-Backed Securities Program Series D (Housing Revenue, GNMA), 4.30%, Due 7/1/2033			145,000	145,254	145,000	145,254
Iowa Finance Authority Child Services (Other Revenue), 5.00%, Due 6/1/2009			110,000	109,447	110,000	109,447
Iowa Finance Authority Child Services (Other Revenue), 5.00%, Due 6/1/2010			125,000	123,904	125,000	123,904
Total Iowa		689,366		378,605		1,067,971
Kansas - 3.50%
Kansas Development Finance Authority Health Facilities Hartford (HCFR LOC), 6.13%, Due 4/1/2012			355,000	361,791	355,000	361,791
City of Olathe KS Special Obligation West Village Center Project (Tax Incremental Revenue), 5.50%, Due 9/1/2026	500,000	463,120	765,000	708,574	1,265,000	1,171,694
Overland Park KS Development Corporation First Tier Convention Series A (Other Revenue, AMBAC Insured), 5.13%, Due 1/1/2032	400,000	406,196			400,000	406,196
Overland Park KS Development Corporation Second Tier Convention Series B (Other Revenue, AMBAC Insured), 5.13%, Due 1/1/2032	3,000,000	3,046,470	5,000,000	5,077,450	8,000,000	8,123,920
Sedgwick & Shawnee Counties KS Series A2 (Housing Revenue, GNMA Insured), 6.70%, Due 6/1/2029	515,000	521,963			515,000	521,963
Sedgwick & Shawnee Counties KS Mortgage-Backed Securities Series A5 (Housing Revenue LOC), 5.70%, Due 12/1/2036±			725,000	757,415	725,000	757,415

Sedgwick & Shawnee Counties KS Mortgage-Backed Securities Series A (SFHR, GNMA), 5.40%, Due 12/1/2037	1,345,000	1,398,020	3,250,000	3,378,115	4,595,000	4,776,135
Wyandotte County KS United Government Referendum Sales Tax Second Lien Area B (Sales Tax Revenue), 5.00%, Due 12/1/2020	2,000,000	1,977,440	1,750,000	1,730,260	3,750,000	3,707,700
Wyandotte County Kansas City KS United Government Transportation Development Strict Legends Village West Project (Other Revenue), 4.88%, Due 10/1/2028	1,385,000	1,244,547	2,130,000	1,913,997	3,515,000	3,158,544
Total Kansas		9,057,756		13,927,602		22,985,358
Kentucky - 0.51%
Kentucky EDFA Retirement Housing Foundation (HCFR LOC), 5.50%, Due 12/1/2028§±			1,550,000	1,550,000	1,550,000	1,550,000
Kentucky EDFA Christian Care Communities Projects, 5.38%, Due 11/20/2035			1,745,000	1,800,805	1,745,000	1,800,805
Total Kentucky	—	—		3,350,805		3,350,805
Louisiana - 1.11%
Claiborne Parish LA Law Enforcement District Claiborne Correctional Facilities Project, 6.25%, Due 3/1/2019			3,185,000	3,218,443	3,185,000	3,218,443
Louisiana PFA Black & Gold Facilities Project Series A (HEFAR, CIFG Insured), 5.00%, Due 7/1/2030	1,000,000	1,013,130			1,000,000	1,013,130
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (College & University Revenue, CIFG Insured), 5.00%, Due 7/1/2032	3,000,000	3,015,780			3,000,000	3,015,780
Total Louisiana		4,028,910		3,218,443		7,247,353
Massachusetts - 1.31%
Massachusetts College Building Authority Series (College & University Revenue, Commonwealth of Massachusetts), 7.50%, Due 5/1/2014	2,500,000	2,966,750			2,500,000	2,966,750
Massachusetts State Port Authority Delta Airlines Incorporated Project Series A (Lease Revenue, AMBAC Insured), 5.50%, Due 1/1/2013			3,500,000	3,678,115	3,500,000	3,678,115
Massachusetts State Port Authority Delta Airlines Income Project Series A (Lease Revenue, AMBAC Insured), 5.50%, Due 1/1/2016			800,000	834,480	800,000	834,480
Massachusetts State Port Authority Delta Air Lines Incorporated Project-Series A (Lease Revenue, AMBAC Insured), 5.50%, Due 1/1/2017			1,000,000	1,040,240	1,000,000	1,040,240
Massachusetts Water Pollution Abatement MWRA Program Series A Prerefunded (Water Revenue), 6.00%, Due 8/1/2023§	90,000	94,986			90,000	94,986
Total Massachusetts		3,061,736		5,552,835		8,614,571
Michigan - 3.00%
Crescent Academy MI COP (Other Revenue), 5.75%, Due 12/1/2036(i)	1,180,000	1,033,432	1,610,000	1,410,022	2,790,000	2,443,454
Detroit MI Downtown Development Authority Development Area #1 Project Series A (Tax Incremental Revenue, MBIA Insured), 4.75%, Due 7/1/2025	1,750,000	1,752,748			1,750,000	1,752,748
Flint MI International Academy (Educational Facilities Revenue), 5.75%, Due 10/1/2037	2,580,000	2,487,275	3,950,000	3,808,037	6,530,000	6,295,312

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Tax-Free Fund		Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Michigan Public Educational Facilities Authority Limited Obligation Bradford (Educational Facilities Revenue), 6.50%, Due 9/1/2037	965,000	953,632	1,480,000	1,462,566	2,445,000	2,416,198
Michigan Public Educational Facilities Authority Limited Obligation Nataki Talibah (Educational Facilities Revenue), 6.25%, Due 10/1/2023			1,175,000	1,175,705	1,175,000	1,175,705
Michigan State Hospital Finance Authority Daughters Charity (Hospital Revenue), 5.25%, Due 11/1/2015			1,150,000	1,225,889	1,150,000	1,225,889
Star International Academy MI Full Term (Lease Revenue), 6.13%, Due 3/1/2037	560,000	536,222	900,000	861,786	1,460,000	1,398,008
Wayland MI Union School District (Property Tax Revenue, FGIC Insured), 8.00%, Due 5/1/2010	2,760,000	2,949,943			2,760,000	2,949,943
Total Michigan		9,713,252		9,944,005		19,657,257
Minnesota - 1.16%
Austin MN Housing & RDA Courtyard Residence Project Series A (Housing Revenue), 7.25%, Due 1/1/2032	500,000	515,980			500,000	515,980
Brooklyn Park MN EDFA Huntington Site Development Series A (Tax Incremental Revenue), 5.00%, Due 8/1/2009			810,000	821,162	810,000	821,162
Falcon Height MN Kaleidoscope Charter School Series A (Lease Revenue), 6.00%, Due 11/1/2037			1,000,000	963,400	1,000,000	963,400
Meeker County MN Hospital Facilities-Memorial Hospital Project (Healthcare Facilities Revenue), 5.13%, Due 11/1/2015			545,000	530,301	545,000	530,301
Meeker County MN Hospital Facilities-Memorial Hospital Project (Healthcare Facilities Revenue), 5.25%, Due 11/1/2016			570,000	555,619	570,000	555,619
Meeker County MN Hospital Facilities-Memorial Hospital Project (Healthcare Facilities Revenue), 5.25%, Due 11/1/2017			330,000	321,694	330,000	321,694
Rochester City MN Madonna Towers Incorporated Project Series A (Housing Revenue), 5.50%, Due 11/1/2017			490,000	484,473	490,000	484,473
Rochester City MN Madonna Towers Incorporated Project Series A (Housing Revenue), 5.88%, Due 11/1/2028			825,000	799,128	825,000	799,128
Western Minnesota Municipal Power Agency Series A (Electric Plant Revenue LOC), 5.50%, Due 1/1/2012			1,000,000	1,043,940	1,000,000	1,043,940
Woodbury MN Math Science Academy Project Series A, 7.50%, Due 12/1/2031			1,500,000	1,604,325	1,500,000	1,604,325
Total Minnesota		515,980		7,124,042		7,640,022
Mississippi - 0.31%
Gulfport-Biloxi Regional Airport Authority MS Passenger Facilities Series A (Airport Revenue, ACA Insured), 5.00%, Due 10/1/2022			500,000	465,355	500,000	465,355
Mississippi Home Corporation Housing Madonna Manor Apartments #3 (MFHR, GNMA), 5.25%, Due 1/20/2024	520,000	528,819	1,000,000	1,016,960	1,520,000	1,545,779
Total Mississippi		528,819		1,482,315		2,011,134
Missouri - 2.39%

Cass County MO (Hospital Revenue), 5.00%, Due 5/1/2014	370,000	372,168	560,000	563,282	930,000	935,450

Cass County MO (Hospital Revenue), 5.50%, Due 5/1/2027	900,000	874,890	1,360,000	1,322,056	2,260,000	2,196,946

Chesterfield Valley Transportation Development District MO (Sales Tax Revenue, CIFG Insured), 4.00%, Due 4/15/2026	1,000,000	1,005,030			1,000,000	1,005,030

Cottleville MO COP (Lease Revenue), 5.00%, Due 8/1/2020	300,000	304,863			300,000	304,863

Cottleville MO COP (Lease Revenue), 5.10%, Due 8/1/2023	250,000	253,055			250,000	253,055

Cottleville MO COP (Lease Revenue), 5.25%, Due 8/1/2031			600,000	600,630	600,000	600,630
Desloge MO US Highway 67 State Street Redevelopment Project, 5.20%, Due 4/15/2020			975,000	991,019	975,000	991,019
Kansas City MO Maincor Project Series A (Tax Incremental Revenue), 5.25%, Due 3/1/2018			1,000,000	976,090	1,000,000	976,090
Lake of the Ozarks MO Community Bridge Corporation, 5.25%, Due 12/1/2014			3,475,000	3,475,765	3,475,000	3,475,765
Ozark MO COP Community Center Project (Lease Revenue), 4.80%, Due 9/1/2023	500,000	494,650			500,000	494,650
Ozark MO COP Community Center Project (Lease Revenue), 5.00%, Due 9/1/2026			760,000	753,578	760,000	753,578
St. Charles County MO IDA Housing Vanderbilt Apartments, 5.00%, Due 2/1/2029§±			3,700,000	3,702,072	3,700,000	3,702,072
Total Missouri		3,304,656		12,384,492		15,689,148
Montana - 0.33%
Flathead MT Municipal Airport Authority Glacier Park International Airport A (Airport Revenue), 5.00%, Due 6/1/2013	325,000	329,183			325,000	329,183

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Tax-Free Fund		Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Flathead MT Municipal Airport Authority Glacier Park International Airport Series A (Airport Revenue), 5.00%, Due 6/1/2014			510,000	516,115	510,000	516,115
Flathead MT Municipal Airport Authority Glacier Park International Airport A (Airport Revenue), 5.00%, Due 6/1/2015	535,000	539,596			535,000	539,596
Flathead MT Municipal Airport Authority Glacier Park International Airport Series A (Airport Revenue), 5.00%, Due 6/1/2016			560,000	563,035	560,000	563,035
Flathead MT Municipal Airport Authority Glacier Park International Airport Series B (Airport Revenue), 5.00%, Due 6/1/2023			195,000	196,398	195,000	196,398
Total Montana		868,779		1,275,548		2,144,327
Nevada - 0.59%
Reno-Sparks NV Indian Colony Governmental (Other Revenue, US Bank NA LOC), 5.00%, Due 6/1/2024			2,000,000	1,953,940	2,000,000	1,953,940
Reno-Sparks NV Indian Colony Governmental (Other Revenue, US Bank NA LOC), 5.13%, Due 6/1/2027	800,000	777,448	1,200,000	1,166,172	2,000,000	1,943,620
Total Nevada		777,448		3,120,112		3,897,560
New Hampshire -0.02%
New Hampshire The Memorial Hospital (HCFR), 5.25%, Due 6/1/2026	150,000	141,866			150,000	141,866
Total New Hampshire		141,866		—		141,866
New Jersey - 3.21%

Higher Education Student Assistance Authority New Jersey Series A (HEFAR, MBIA Insured), 6.00%, Due 6/1/2015			2,560,000	2,644,915	2,560,000	2,644,915
Higher Education Student Assistance Authority NJ Series A (HEFAR, MBIA Insured), 6.10%, Due 6/1/2016	1,150,000	1,189,848			1,150,000	1,189,848
New Jersey Economic Development Authority Cedar Crest Village Incorporated Facilities Series A Prerefunded (HCFR), 7.25%, Due 11/15/2021§	1,000,000	1,149,660			1,000,000	1,149,660
New Jersey Economic Development Authority Cigarette Tax (Other Revenue), 5.63%, Due 6/15/2018	2,500,000	2,509,075	2,500,000	2,509,075	5,000,000	5,018,150
New Jersey Economic Development Authority (Excise Tax Revenue), 5.63%, Due 6/15/2019			500,000	501,290	500,000	501,290
New Jersey Economic Development Authority Cigarette Tax Revenue, 5.75%, Due 6/15/2029			1,000,000	979,460	1,000,000	979,460
New Jersey Economic Development Authority Cigarette Tax Revenue, 5.75%, Due 6/15/2034			2,000,000	1,944,360	2,000,000	1,944,360
New Jersey State Higher Education Assistance Authority Series A (College & University Revenue, AMBAC Insured), 5.15%, Due 6/1/2012	880,000	889,442			880,000	889,442
Tobacco Settlement Financing Corporation NJ (Excise Tax Revenue), 5.75%, Due 6/1/2032	1,000,000	1,071,670			1,000,000	1,071,670
Tobacco Settlement Financing Corporation NJ (Excise Tax Revenue), 6.38%, Due 6/1/2032			5,000,000	5,660,550	5,000,000	5,660,550
Total New Jersey		6,809,695		14,239,650		21,049,345
New Mexico - 0.68%

Bernalillo County NM (Other Revenue), 5.25%, Due 4/1/2027	1,475,000	1,623,577			1,475,000	1,623,577
New Mexico Mortgage Finance Authority SFMR Series A2 Class I (Housing Revenue, GNMA Insured), 4.40%, Due 1/1/2027	1,400,000	1,419,194			1,400,000	1,419,194
Otero County NM (Jail Facilities Revenue), 5.50%, Due 4/1/2013			1,485,000	1,442,737	1,485,000	1,442,737
Total New Mexico		3,042,771		1,442,737		4,485,508
New York - 3.73%
Albany NY Industrial Development Agency Series A Brighter Choice Charter School (Educational Facilities Revenue), 4.55%, Due 4/1/2015			1,370,000	1,329,558	1,370,000	1,329,558
Erie County NY Development Agency Global Concepts Charter School Project (Industrial Development Revenue), 6.25%, Due 10/1/2037	650,000	627,816	950,000	917,577	1,600,000	1,545,393
Erie County NY IDAG City School District Buffalo Project Series A (Other Revenue, First Security Bank LOC), 5.75%, Due 5/1/2028	1,200,000	1,354,188			1,200,000	1,354,188
Genesee County NY IDA United Memorial Medical Center Project (HFFA Revenue), 4.75%, Due 12/1/2014	1,190,000	1,130,631	1,775,000	1,686,445	2,965,000	2,817,076
Nassau County NY Comb Sewer Districts Series G (Property Tax Revenue LOC), 5.45%, Due 1/15/2015			1,000,000	1,119,920	1,000,000	1,119,920
Nassau County NY IDA, 6.88%, Due 7/1/2010			200,000	210,390	200,000	210,390
New York City NY IDAG Civic Facilities Vaughn College Aeronautics Series A, 5.00%, Due 12/1/2016			680,000	668,936	680,000	668,936
New York City NY IDAG 2006 Project Samaritan AIDS Services (IDR, Citibank NA LOC), 5.00%, Due 11/1/2024			425,000	434,482	425,000	434,482

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Tax-Free Fund		Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
New York NY IDA Special Needs Pooled Series A1, 6.88%, Due 7/1/2010			950,000	965,409	950,000	965,409
New York NY Transitional Finance Authority Future Tax, 5.25%, Due 2/1/2029±			100,000	105,130	100,000	105,130
New York State Dormitory Authority City University System Series A (Other Revenue LOC), 5.63%, Due 7/1/2016			1,000,000	1,106,670	1,000,000	1,106,670

New York State Dormitory Authority New York University Hospital Center Series B (Hospital Revenue), 5.63%, Due 7/1/2037	400,000	387,260	600,000	580,890	1,000,000	968,150
New York State Dormitory Authority Insured Manhattan College Series B (College & University Revenue, Radian Insured), 5.30%, Due 7/1/2037	1,450,000	1,461,629	2,175,000	2,192,444	3,625,000	3,654,073
Rockland County NY (Property Tax Revenue), 5.50%, Due 10/15/2014			1,000,000	1,073,640	1,000,000	1,073,640
Rockland County NY (Property Tax Revenue, FGIC Insured), 5.60%, Due 10/15/2015			1,000,000	1,077,170	1,000,000	1,077,170
Seneca Nation Indians NY Capital Improvements Authority Series A (Other Revenue), 5.25%, Due 12/1/2016††	1,125,000	1,139,333	2,000,000	2,025,480	3,125,000	3,164,813
Tobacco Settlement Financing Corporation NY Series B1C (Excise Tax Revenue), 5.50%, Due 6/1/2019	2,700,000	2,889,972			2,700,000	2,889,972
Total New York		8,990,829		15,494,141		24,484,970
North Carolina - 0.50%

Mooreville Town NC (Lease Revenue), 5.00%, Due 9/1/2032	1,280,000	1,288,691	2,000,000	2,013,580	3,280,000	3,302,271
Total North Carolina		1,288,691		2,013,580		3,302,271
North Dakota - 0.42%
North Dakota State Home Mortgage Financing Program Series C (Housing Revenue), 5.95%, Due 7/1/2017	45,000	45,994			45,000	45,994
North Dakota State Home Mortgage Financing Program Series C (Housing Revenue), 6.10%, Due 7/1/2028	25,000	25,589			25,000	25,589
North Dakota State Housing Finance Agency (Housing Revenue), 4.70%, Due 7/1/2031	1,410,000	1,418,629			1,410,000	1,418,629
Three Affiliated Tribes of the Fort Berthold Reservation ND (Recreational Facilities Revenue), 6.30%, Due 11/15/2010			1,245,000	1,246,083	1,245,000	1,246,083
Total North Dakota		1,490,212		1,246,083		2,736,295
Ohio - 2.37%
Deerfield Township OH (Tax Allocation Revenue), 5.00%, Due 12/1/2025	550,000	532,895	850,000	823,565	1,400,000	1,356,460
Johnstown OH Mortgage (Sewer Revenue), 6.00%, Due 12/1/2017	250,000	252,863			250,000	252,863
Montgomery County OH Chevy Chase Apartments, 4.95%, Due 11/1/2035§±			3,760,000	3,729,995	3,760,000	3,729,995
Ohio Enterprise Bond Series2-A (Economic Development Revenue), 5.50%, Due 12/1/2019	1,800,000	1,789,038	2,700,000	2,683,557	4,500,000	4,472,595
Riversouth OH Authority Lazarus Building Redevelopment Series A (Other Revenue), 5.75%, Due 12/1/2027			1,900,000	1,893,198	1,900,000	1,893,198
Toledo-Lucas County OH Port Authority Town Square at Levis Commons (Other Revenue), 5.40%, Due 11/1/2036	1,500,000	1,436,535	2,500,000	2,394,225	4,000,000	3,830,760
Total Ohio		4,011,331		11,524,540		15,535,871
Oklahoma - 1.32%
Chickasaw Nation OK Health Systems (Healthcare Facilities Revenue), 6.00%, Due 12/1/2025††	500,000	502,755	750,000	754,133	1,250,000	1,256,888
Chickasaw Nation OK Health Systems (Healthcare Facilities Revenue), 6.25%, Due 12/1/2032††	1,500,000	1,504,605	2,250,000	2,256,908	3,750,000	3,761,513
Comanche County OK Independent School District #4 Geronimo (Educational Facilities Revenue), 6.25%, Due 8/15/2014	1,079,891	1,184,252	1,921,508	2,107,203	3,001,399	3,291,455
Oklahoma Housing Finance Agency Single Family Revenue Bond, 6.80%, Due 9/1/2026			335,000	342,095	335,000	342,095
Total Oklahoma		3,191,612		5,460,339		8,651,951
Oregon - 1.12%
Jackson County OR Series B (Airport Revenue), 5.13%, Due 12/1/2023	1,285,000	1,303,041	1,925,000	1,952,027	3,210,000	3,255,068
Oregon State Health Housing ECFA Aspen Foundation II Series A (HCFR), 6.13%, Due 4/15/2029(i)	1,405,000	957,732			1,405,000	957,732
Oregon State Housing & Community Services Department AMT SFMR Program Series B (Housing Revenue), 4.55%, Due 7/1/2027			1,075,000	1,081,461	1,075,000	1,081,461
Oregon State Housing & Community Services Department Series N (Housing Revenue), 3.90%, Due 7/1/2029	1,495,000	1,494,821			1,495,000	1,494,821
Oregon State Housing & Community Services Department Series M (Housing Revenue), 6.20%, Due 7/1/2028	535,000	542,854			535,000	542,854
Total Oregon		4,298,448		3,033,488		7,331,936

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Tax-Free Fund		Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Pennsylvania - 2.88%
Allegheny County PA IDA Propel Schools Homestead Project Series A, 7.50%, Due 12/15/2029			2,235,000	2,338,056	2,235,000	2,338,056
Chester County PA Renaissance Academy Project Series A, 5.63%, Due 10/1/2015			1,520,000	1,523,298	1,520,000	1,523,298

Chester County PA Avon Grove Charter School Project Series A (Industrial Development Revenue), 6.38%, Due 12/15/2037			2,000,000	1,984,060	2,000,000	1,984,060
Dauphin County PA Hapsco Western PA Hospital Project B (Hospital Revenue, MBIA Insured), 6.25%, Due 7/1/2016			3,500,000	3,918,880	3,500,000	3,918,880
Delaware Valley PA Regional Financial Authority Local Government Series C, 7.75%, Due 7/1/2027			925,000	1,287,073	925,000	1,287,073
Harrisburg PA Harrisburg University of Science Series A (College & University Revenue), 5.40%, Due 9/1/2016	1,250,000	1,261,088	1,750,000	1,765,523	3,000,000	3,026,611
Pennsylvania Housing Finance Agency AMT Series 99A (Housing Revenue), 4.70%, Due 10/1/2017			300,000	304,107	300,000	304,107
Pennsylvania HEFA Allegheny Delaware Valley Series A (HCFR LOC), 5.70%, Due 11/15/2011			1,880,000	1,995,582	1,880,000	1,995,582
Philadelphia PA Franklin Towne Charter High Series A (IDR), 5.00%, Due1/1/2017			585,000	582,069	585,000	582,069
Philadelphia PA First Philadelphia Charter Series A (Other Revenue), 5.85%, Due 8/15/2037	750,000	736,688	1,250,000	1,227,813	2,000,000	1,964,501
Total Pennsylvania		1,997,776		16,926,461		18,924,237
Puerto Rico - 1.89%
Children’s Trust Tobacco Settlement Asset-Backed Prerefunded (Excise Tax Revenue), 5.75%, Due 7/1/2010§	210,000	218,509			210,000	218,509
Children’s Trust Tobacco Settlement Asset-Backed Prerefunded (Other Revenue), 6.00%, Due 7/1/2010§	300,000	320,475			300,000	320,475
Commonwealth of Puerto Rico (Fuel Sales Tax Revenue LOC), 5.65%, Due 7/1/2015			1,000,000	1,116,880	1,000,000	1,116,880
Commonwealth of Puerto Rico Series A (Property Tax Revenue), 5.00%, Due 7/1/2018			4,950,000	5,058,950	4,950,000	5,058,950
Puerto Rico Commonwealth Aqueduct & Sewer Authority (Sewer Revenue), 10.25%, Due 7/1/2009	5,000	5,263			5,000	5,263
Puerto Rico Public Buildings Authority Government Facilities Series M (Lease Revenue, US Government Guaranteed), 6.25%, Due 7/1/2031	1,600,000	1,814,592	2,500,000	2,835,300	4,100,000	4,649,892
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Ana G. Mendez University, 5.00%, Due 2/1/2010			1,015,000	1,024,145	1,015,000	1,024,145
Total Puerto Rico		2,358,839		10,035,275		12,394,114
South Carolina - 4.51%
Charleston Educational Excellence Financing Corporation SC Charleston County School District Project (Lease Revenue), 5.00%, Due 12/1/2018			2,375,000	2,493,774	2,375,000	2,493,774
Connector 2000 Association Incorporated Capital Appreciation Series B, 8.10%, Due 1/1/2027^			5,000,000	1,106,050	5,000,000	1,106,050
Connector 2000 Association Incorporated Capital Appreciation Series B, 8.00%, Due 1/1/2028^			400,000	83,316	400,000	83,316
Connector 2000 Association Incorporated Capital Appreciation Series B, 7.80%, Due 1/1/2032^			10,350,000	1,649,687	10,350,000	1,649,687
Connector 2000 Association Incorporated SC Capital Appreciation Series B (Toll Road Revenue), 7.70%, Due 1/1/2034^	7,800,000	1,093,872			7,800,000	1,093,872
Connector 2000 Association Incorporated SC Capital Appreciation Series B (Toll Road Revenue), 7.45%, Due 1/1/2038^	1,850,000	206,146	2,500,000	278,575	4,350,000	484,721
Greenville County SC School District Installment Purchase Building Equity Sooner (Other Revenue), 5.50%, Due 12/1/2016	700,000	784,203			700,000	784,203

Greenville County SC School District Building Equity Sooner (Other Revenue, Assured Guaranty), 4.63%, Due 12/1/2020	1,780,000	1,844,863	2,900,000	3,005,676	4,680,000	4,850,539
Kershaw County SC Public Schools District Project (Lease Revenue, CIFG Insured), 5.00%, Due 12/1/2020			1,495,000	1,562,753	1,495,000	1,562,753
Lee County SC School Facilites Incorporated Series 2006 (Lease Revenue, Radian Insured), 6.00%, Due 12/1/2031	1,000,000	1,054,980	2,400,000	2,531,952	3,400,000	3,586,932
SCAGO Educational Facilities Corporation for School Project (Lease Revenue, Guarantee Agreement), 5.00%, Due 12/1/2015	750,000	816,465			750,000	816,465

South Carolina Educational Facilities Authority for Private Nonprofit Institutions Furman University Project (College & University Revenue, AMBAC Insured), 5.50%, Due 10/1/2030			3,540,000	3,724,399	3,540,000	3,724,399

South Carolina State Ports Authority, 7.80%, Due 7/1/2009#			1,658,800	1,679,187	1,658,800	1,679,187

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Tax-Free Fund		Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Three Rivers Solid Waste Authority South Carolina Captial Appreciation-Landfill Gas Project (Solid Waste Revenue), 5.51%, Due 10/1/2029^			1,835,000	562,611	1,835,000	562,611
Three Rivers SC Solid Waste Authority Capital Appreciation Landfill Gas Project (Solid Waste Revenue), 5.48%, Due 10/1/2030^	1,835,000	536,389			1,835,000	536,389
Three Rivers SC Solid Waste Authority Capital Appreciation Landfill Gas Project (Solid Waste Revenue), 5.47%, Du 10/1/2031^	1,835,000	509,341			1,835,000	509,341
Three Rivers Solid Waste Authority South Carolina Captial Appreciation-Landfill Gas Project (Solid Waste Revenue), 5.49%, Due 10/1/2032^			1,835,000	480,843	1,835,000	480,843
Tobacco Settlement Revenue Management Authority SC Series B (Other Revenue), 6.00%, Due 5/15/2022	3,500,000	3,569,090			3,500,000	3,569,090
Total South Carolina		10,415,349		19,158,823		29,574,172
South Dakota - 1.19%
Lower Brule Sioux Tribe SD Series B Refunding Bond, 5.50%, Due 5/1/2019			2,000,000	1,887,820	2,000,000	1,887,820

Lower Brule Sioux Tribe SD Series B, 5.60%, Due 5/1/2020	1,440,000	1,355,486			1,440,000	1,355,486
Sisseton-Wahpeton SD Sioux Tribe Lake Traverse Reservation, 7.00%, Due 11/1/2013(i)			440,000	453,138	440,000	453,138
Sisseton-Wahpeton SD Sioux Tribe Lake Traverse Reservation, 7.00%, Due 11/1/2023(i)			1,290,000	1,315,297	1,290,000	1,315,297
South Dakota EDFA Pooled Loan Program Midstates Print Series A, 5.50%, Due 4/1/2018			685,000	703,016	685,000	703,016
South Dakota EDFA Pooled Loan Program Angus Incorporated Project Series A, 4.75%, Due 4/1/2010			275,000	278,729	275,000	278,729
South Dakota EDFA Pooled Loan Program Angus Incorporated Project Series A, 5.00%, Due 4/1/2011			285,000	291,666	285,000	291,666
South Dakota EDFA Pooled Loan Program Angus Incorporated Project Series A, 5.25%, Due 4/1/2012			300,000	310,119	300,000	310,119
South Dakota EDFA Pooled Loan Program Angus Incorporated Project Series A, 5.25%, Due 4/1/2013			320,000	332,451	320,000	332,451
South Dakota EDFA Pooled Loan Program McEleeg Project Series B, 5.00%, Due 4/1/2014			420,000	418,853	420,000	418,853
South Dakota Housing Development Authority Series B (Housing Revenue), 4.75%, Due 5/1/2025	480,000	481,286			480,000	481,286
Total South Dakota		1,836,772		5,991,089		7,827,861
Tennessee - 0.51%

Memphis TN Health Educational & Housing Facility Board Prescott Place Apartments Project, 5.13%, Due 5/1/2038§±			1,075,000	1,070,496	1,075,000	1,070,496

Shelby County TN Health Educational & Housing Facilities Board Methodist Prerefunded (HCFR), 6.50%, Due 9/1/2021§	750,000	854,715			750,000	854,715
Shelby County TN Health Educational & Housing Facilities Board Methodist Refunded (HCFR), 6.50%, Due 9/1/2021	1,250,000	1,424,525			1,250,000	1,424,525
Total Tennessee		2,279,240		1,070,496		3,349,736
Texas - 5.01%
Aransas County TX Naval District #1 (Property Tax Revenue, AMBAC Insured), 4.50%, Due 2/15/2020			340,000	338,412	340,000	338,412

Arlington TX Special Obligation Dallas Cowboys Series A (Sales Tax Revenue, MBIA Insured), 5.00%, Due 8/15/2034	3,000,000	3,124,140	5,500,000	5,727,590	8,500,000	8,851,730
Austin TX Convention Enterprises Incorporated Convention Center First Tier Series B (Other Revenue), 6.00%, Due 1/1/2009			200,000	201,928	200,000	201,928
Austin TX Convention Enterprises Incorporated Convention Center First Tier Series B (Other Revenue), 6.00%, Due 1/1/2010			475,000	483,754	475,000	483,754
Bexar County TX Revenue Project (Other Revenue, MBIA Insured), 5.75%, Due 8/15/2022	2,110,000	2,211,343			2,110,000	2,211,343
Carroll TX Independent School District (Property Tax Revenue, Permanent School Fund Guaranteed), 6.75%, Due 8/15/2020	325,000	409,923			325,000	409,923
Dallas Fort Worth TX International Airport Facilities Improvement Corporation Series A (Airport Revenue, FGIC Insured), 5.63%, Due 11/1/2021			5,000,000	5,195,700	5,000,000	5,195,700
Galveston TX Property Finance Authority Series A (Housing Revenue), 8.50%, Du ee 9/1/2011	30,000	29,311			30,000	29,311
Garza County TX Public Facilities Corporation, 5.25%, Due 10/1/2016			1,200,000	1,181,724	1,200,000	1,181,724
Garza County TX Public Facilities Corporation, 5.25%, Due 10/1/2017			755,000	740,278	755,000	740,278

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Tax-Free Fund		Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Garza County TX Public Facilities Corporation (Lease Revenue), 5.50%, Due 10/1/2019	1,400,000	1,385,566			1,400,000	1,385,566
Garza County TX Public Facility Corporation (Lease Revenue), 5.75%, Due 10/1/2025			2,000,000	1,943,520	2,000,000	1,943,520
Longview TX Water & Sewer (Water & Sewer Revenue, MBIA Insured), 5.25%, Due 3/1/2022	310,000	331,530			310,000	331,530
Lufkin TX Health Facilities Development Corporation Memorial Health Systems of East Texas (HFFA Revenue), 5.00%, Due 2/15/2008	315,000	315,627			315,000	315,627
Parmer County Hospital District (HCFR), 5.50%, Due 2/15/2027	340,000	341,343			340,000	341,343

Texarkana TX Health Facilities Development Corporation Wadley Regional Medical Center Series B (HCFR, MBIA Insured), 6.00%, Due 10/1/2017	160,000	185,797			160,000	185,797
Texas Municipal Gas Acquisition & Supply Corporation Series C (Other Revenue), 4.79%, Due 12/15/2026§±	1,250,000	1,127,813			1,250,000	1,127,813
Texas Municipal Gas Acquisition & Supply Corporation Series C (Other Revenue), 5.27%, Due 12/15/2026±			1,900,000	1,714,275	1,900,000	1,714,275
Texas State PFA Charter School Finance Corporation Kipp Incorporated Education Series A (Private School Revenue, ACA Insured), 4.65%, Due 2/15/2019	435,000	400,561			435,000	400,561
Texas State PFA Charter School Finance Corporation Kipp Incorporated Series A (Private School Revenue, ACA Insured), 4.70%, Due 2/15/2020			530,000	484,987	530,000	484,987
Texas State PFA Cosmos Foundation Series A (Other Revenue), 5.00%, Due 2/15/2018	925,000	873,616	1,385,000	1,308,063	2,310,000	2,181,679

Texas State PFA Charter School Finance Corporation Uplift Education Series A (Other Revenue), 5.75%, Due 12/1/2027	520,000	516,318	870,000	863,840	1,390,000	1,380,158

Texas State PFA Charter School Finance Corporation Uplift Education Series A (Other Revenue), 5.88%, Due 12/1/2036	330,000	327,033	550,000	545,056	880,000	872,089
Texas Housing Authority Student Series B (College & University Revenue), 6.75%, Due1/1/2033††	2,365,000	521,814			2,365,000	521,814
Total Texas		12,101,735		20,729,127		32,830,862
Utah - 1.34%
Utah County UT Charter School Ronald Wilson Reagan-Series A (Private School Revenue), 5.75%, Due 2/15/2022			1,000,000	986,620	1,000,000	986,620
Utah State Building Ownership Authority State Facilities Series C (Lease Revenue, First Security Bank LOC), 5.50%, Due 5/15/2019	250,000	280,198			250,000	280,198
Utah State Building Ownership Authority State Facilities Series B (Lease Revenue), 5.25%, Due 5/15/2024	2,500,000	2,632,025			2,500,000	2,632,025
Utah State Charter School Finance Authority Channing Hall Series A (Educational Facilities Revenue), 6.00%, Due 7/15/2037††			700,000	678,811	700,000	678,811
Utah State Charter School Finance Authority Summit Academy Series A (Educational Facilities Revenue), 5.80%, Due 6/15/2038			2,250,000	2,191,005	2,250,000	2,191,005
West Valley City UT Monticello Academy (Educational Facilities Revenue), 6.38%, Due 6/1/2037	800,000	803,696	1,200,000	1,205,544	2,000,000	2,009,240
Total Utah		3,715,919		5,061,980		8,777,899
Virginia - 2.52%
Marquis Community Development Authority VA (Other Revenue), 5.63%, Due 9/1/2018			1,855,000	1,842,367	1,855,000	1,842,367
Reynolds Crossing Community Development Authority Reynolds Crossing Project (Special Tax Revenue), 5.10%, Due 3/1/2021			1,894,000	1,750,586	1,894,000	1,750,586

Tobacco Settlement Financing Corporation Asset-Backed (Excise Tax Revenue), 5.50%, Due 6/1/2026			8,760,000	9,704,766	8,760,000	9,704,766
Watkins Centre Community Development Authority VA (Other Revenue), 5.40%, Due 3/1/2020			1,150,000	1,109,175	1,150,000	1,109,175
White Oak Village VA Shops Community Development Authority (Special Tax Revenue), 5.30%, Due 3/1/2017	250,000	243,613	1,950,000	1,900,178	2,200,000	2,143,791
Total Virginia		243,613		16,307,072		16,550,685
Washington - 4.72%

Clark County WA School District #98 Prerefunded (Property Tax Revenue, MBIA Insured), 6.15%, Due 12/1/2015§	500,000	541,910			500,000	541,910
King County WA Housing Authority Egis Housing Program (Housing Revenue, First Security Bank LOC), 5.00%, Due 12/1/2018	750,000	770,955			750,000	770,955
Okanogan County WA Irrigation District, 4.75%, Due 12/1/2013			1,200,000	1,226,820	1,200,000	1,226,820

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Tax-Free Fund		Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Quinault WA Indian Nation Refunded Quinault Beach Series A (Other Revenue, ACA Insured), 5.80%, Due 12/1/2015			205,000	202,306	205,000	202,306

Seattle WA Series B Prerefunded (Water Revenue, FGIC Insured), 6.00%, Due 7/1/2029§	500,000	526,545			500,000	526,545

Tobacco Settlement Authority WA Tobacco Settlement Revenue Asset-Backed, 5.50%, Due 6/1/2012	590,000	613,612			590,000	613,612

Tobacco Settlement Authority WA Tobacco Settlement Revenue Asset-Backed, 6.50%, Due 6/1/2026	4,210,000	4,347,036	4,940,000	5,100,797	9,150,000	9,447,833

Washington State Housing Finance Commission Crista Ministries Project A, 5.35%, Due 7/1/2014			615,000	618,727	615,000	618,727

Washington State HCFR Kadlec Medical Center Series A (Hospital Revenue, Guarantee Agreement), 5.00%, Due 12/1/2030			785,000	794,546	785,000	794,546
Washington State Health Care Facilities Authority Series B (Healthcare Facilities Revenue, MBIA Insured), 5.00%, Due 2/15/2027	1,360,000	1,372,335	2,125,000	2,144,274	3,485,000	3,516,609
Washington State Health Care Facilities Authority Series C (Health Facilities Financing Authority Revenue, Radian Insured), 5.38%, Due 8/15/2028	1,220,000	1,236,848	1,900,000	1,926,239	3,120,000	3,163,087
Washington State Health Care Facilities Authority Series C (Health Facilities Financing Authority Revenue, Radian Insured), 5.50%, Due 8/15/2036	1,600,000	1,626,192	2,500,000	2,540,925	4,100,000	4,167,117
Washington State Health Care Facilities Authority VA Mason Medical Series A (Health Facilities Financing Authority Revenue), 6.13%, Due 8/15/2037	2,500,000	2,441,400	3,000,000	2,929,680	5,500,000	5,371,080
Total Washington		13,476,833		17,484,314		30,961,147
West Virginia - 0.33%
Berkley County WV Public Sewer Berkley County Referendum (Sewer Revenue), 5.00%, Due 10/1/2022	500,000	487,235	500,000	487,235	1,000,000	974,470
Ohio County WV Commission Sewage System Fort Henry Centre Financing District Series A (Tax Incremental Revenue), 5.85&, Due 06/01/2034			600,000	576,606	600,000	576,606
Ohio County WV Fort Henry Center Financing District Series A, 5.00%, Due 6/1/2015	400,000	384,404	215,000	211,205	615,000	595,609
Total West Virginia		871,639		1,275,046		2,146,685
Wisconsin - 3.91%
Badger Tobacco Asset Securitization Corporation WI (Excise Tax Revenue), 5.75%, Due 6/1/2012			380,000	399,441	380,000	399,441
Badger WI Tobacco Asset Securitization Corporation Asset-Backed, 6.00%, Due 6/1/2017	3,235,000	3,286,081	8,250,000	8,380,268	11,485,000	11,666,349
Badger WI Tobacco Asset Securitization Corporation Asset-Backed (Other Revenue), 6.13%, Due 6/1/2027			2,995,000	3,098,140	2,995,000	3,098,140
Milwaukee WI RDA Revenue Science Education Consortium Project Series A, 5.75%, Due 8/1/2035			1,200,000	1,162,860	1,200,000	1,162,860
Oshkosh WI Don Evans Incorporated Project, 5.35%, Due 12/1/2010			520,000	522,168	520,000	522,168
Oshkosh WI Don Evans Incorporated Project, 5.50%, Due 12/1/2011			390,000	392,530	390,000	392,530
Southeast Wisconsin Professional Baseball Park District Series A (Sales Tax Revenue, MBIA Insured), 5.50%, Due 12/15/2017			250,000	285,173	250,000	285,173

Waukesha County WI Housing Authority The Arboretum Project, 5.00%, Due 12/1/2027§±			3,050,000	2,964,082	3,050,000	2,964,082

Wisconsin Housing & Economic Development Authority Series D (Housing Revenue, GO of Authority), 5.05%, Due 11/1/2035	2,035,000	1,969,867			2,035,000	1,969,867
Wisconsin Housing & Economic Development Authority Series E, 4.90%, Due 11/1/2035			3,030,000	3,071,178	3,030,000	3,071,178
Wisconsin Housing & Economic Development Authority Series E (Housing Revenue, AMBAC Insured), 4.90%, Due 11/1/2035			125,000	126,931	125,000	126,931
Total Wisconsin		5,255,948		20,402,771		25,658,719
Wyoming - 1.00%
Evansville WY Polypipe Incorporated Project (IDR, JPMorgan Chase Bank LOC), 4.65%, Due 12/1/2016	3,000,000	3,025,620	3,500,000	3,529,890	6,500,000	6,555,510
Total Wyoming		3,025,620		3,529,890		6,555,510

Total Municipal Bonds (Cost $243,154,180, $394,548,443 and $637,702,623, respectively)		245,197,801		392,301,852		637,499,653

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Tax-Free Fund		Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 1.92%
Mutual Funds
Wells Fargo Advantage National Tax-Free Money Market Trust~‡	8,372,754	8,372,754	4,208,504	4,208,504	12,581,258	12,581,258

Total Short-Term Investments (Cost $8,372,754, $4,208,504 and $12,581,258, respectively)		8,372,754		4,208,504		12,581,258

Total Investments in Securities (Cost $251,526,934, $398,756,947 and $650,283,881, respectively) 99.10%*		253,570,555		396,510,356		650,080,911
Other Assets and Liabilities, Net - 0.90%		3,657,350		2,216,116		5,873,466

Net Assets 100.0%		$257,227,905		$398,726,472		$655,954,377

§	These securities are subject to a demand feature which reduces the effective maturity.
±	Variable rate investments.
^	Zero coupon bond. Interest rate presented is yield to maturity.
††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
(i)	Illiquid security.
#	Security pledged as collateral for futures transactions. (See Note 2)
~	This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.
‡	Security of an affiliate of the Fund with a cost of $12,581,258
*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these proforma financial statements.

Proforma Statement of Assets and Liabilities - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Tax-Free Fund	Municipal Bond Fund	Proforma Adjustments		Proforma Combined
Assets
Investments
In securities, at market value	$245,197,801	$392,301,852			$637,499,653
Investments in affiliates	8,372,754	4,208,504			12,581,258

Total investments at market value (see cost below)	253,570,555	396,510,356	—		650,080,911

Cash	50,000	—			50,000
Receivable for Fund shares issued	1,938,331	222,629			2,160,960
Receivables for dividends and interest	2,848,923	4,212,643			7,061,566

Total assets	258,407,809	400,945,628	—		659,353,437

Liabilities
Payable for daily variation margin on futures contracts	17,188	73,125			90,313
Payable for Fund shares redeemed	502	28,911			29,413
Payable for investments purchased	—	201,411			201,411
Dividends payable	953,885	1,489,262			2,443,147
Payable to investment advisor and affiliates	100,171	165,045			265,216
Payable for interest rate swaps/spread locks	44,105	68,803			112,908
Accrued expenses and other liabilities	64,053	192,599			256,652

Total liabilities	1,179,904	2,219,156	—		3,399,060

Total net assets	$257,227,905	$398,726,472	$—		$655,954,377

NET ASSETS CONSIST OF
Paid-in capital	$258,665,598	$402,192,853			$660,858,451
Undistributed net investment income (loss)	844,765	(57,589)			787,176
Undistributed net realized gain (loss) on investments	(4,247,551)	(1,003,035)			(5,250,586)
Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated in foreign currencies	2,043,621	(2,246,591)			(202,970)
Net unrealized appreciation (depreciation) of futures	(34,423)	(90,363)			(124,786)
Net unrealized appreciation (depreciation) of options, swap agreements, and short sales	(44,105)	(68,803)			(112,908)

Total net assets	$257,227,905	$398,726,472	$—		$655,954,377

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$93,030,229	$123,692,639			$216,722,868
Shares outstanding – Class A	9,044,236	13,081,330	783,828	[3]	22,909,394
Net asset value per share – Class A	$10.29	$9.46			$9.46
Maximum offering price per share – Class A2	$10.77	$9.91			$9.91
Net assets – Class B	$10,735,501	$7,366,082			$18,101,583
Shares outstanding – Class B	1,043,523	778,980	90,984	[4]	1,913,487
Net asset value and offering price per share – Class B	$10.29	$9.46			$9.46
Net assets – Class C	$6,816,273	$1,955,754			$8,772,027
Shares outstanding – Class C	662,843	206,887	58,527	[5]	928,257
Net asset value and offering price per share – Class C	$10.28	$9.45			$9.45
Net assets – Administrator Class	$146,645,902	$15,750,745			$162,396,647
Shares outstanding – Administrator Class	14,254,848	1,666,348	1,263,634	[6]	17,184,830
Net asset value and offering price per share – Administrator Class	$10.29	$9.45			$9.45
Net assets – Investor Class	NA	$249,961,252			$249,961,252
Shares outstanding – Investor Class	NA	26,442,983			26,442,983
Net asset value and offering price per share – Investor Class	NA	$9.45			$9.45

Investments at cost	$251,526,934	$398,756,947	$—		$650,283,881

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investment of $50,000 or more, the offering price is reduced.
[3]

Class A shares of National Tax-Free Fund are exchanged for A shares of Municipal Bond Fund in an amount equal to the total value of the National Tax-Free Fund A shares divided by the current per share value of the Municipal Bond Fund A shares.

[4]

Class B shares of National Tax-Free Fund are exchanged for B shares of Municipal Bond Fund in an amount equal to the total value of the National Tax-Free Fund B shares divided by the current per share value of the Municipal Bond Fund B shares.

[5]

Class C shares of National Tax-Free Fund are exchanged for C shares of Municipal Bond Fund in an amount equal to the total value of the National Tax-Free Fund C shares divided by the current per share value of the Municipal Bond Fund C shares.

[6]

Administrator Class shares (“Adm shares”) of National Tax-Free Fund are exchanged for Adm shares of Municipal Bond Fund in an amount equal to the total value of the National Tax-Free Fund Adm shares divided by the current per share value of the Municipal Bond Fund Adm shares.

The accompanying notes are an integral part of these proforma financial statements.

Proforma Statement of Operations - For the Twelve Months Ended December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Tax-Free Fund	Municipal Bond Fund	Proforma Adjustments	Proforma Combined
Investment Income
Dividends	$9,672	$—		$9,672
Interest	12,920,414	19,354,482		32,274,896
Income from affiliated securities	281,311	382,915		664,226

Total investment income	13,211,397	19,737,397	—	32,948,794

Expenses
Advisory fees	1,058,388	1,564,576	(68,468)[1]	2,554,496
Administration fees
Fund Level	132,298	195,572		327,870
Class A	253,857	357,355		611,212
Class B	38,313	24,447		62,760
Class C	19,131	5,866		24,997
Administrator Class	153,418	16,133		169,551
Investor Class	—	1,043,320		1,043,320
Custody fees	52,920	78,229		131,149
Shareholder servicing fees	661,494	967,086		1,628,580
Accounting fees	33,025	63,612	10,031 [1]	106,668
Distribution fees
Class B	102,621	65,483		168,104
Class C	51,242	15,714		66,956
Professional fees	27,224	26,370	(9,376)[2]	44,218
Registration fees	42,807	45,487	(12,019)[2]	76,275
Shareholder reports	34,406	56,865	(22,818)[2]	68,453
Trustees’ fees	9,133	9,133	(2,951)[2]	15,315
Other fees and expenses	6,302	8,424	(600)[2]	14,126

Total expenses	2,676,579	4,543,672	(106,201)	7,114,050

Less
Waived fees and reimbursed expenses	(656,923)	(1,312,418)	(106,953)	(2,076,294)
Net expenses	2,019,656	3,231,254	(213,154)	5,037,756

Net investment income (loss)	11,191,741	16,506,143	213,154	27,911,038

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) from
Securities, foreign currencies and foreign currency translation	1,533,031	5,760,986		7,294,017
Futures transactions	396,758	1,072,415		1,469,173
Options, swap agreements and short sale transactions	(141,106)	(79,123)		(220,229)

Net realized gain (loss) from Investments	1,788,683	6,754,278	—	8,542,961

Net change in unrealized appreciation (depreciation) of
Securities, foreign currencies and foreign currency translation	(6,579,550)	(15,047,208)		(21,626,758)
Futures transactions	(219,951)	(90,363)		(310,314)
Options, swap agreements and short sale transactions	(44,105)	(68,803)		(112,908)

Net change in unrealized appreciation (depreciation) of investments	(6,843,606)	(15,206,374)	—	(22,049,980)

Net realized and unrealized gain (loss) on investments	(5,054,923)	(8,452,096)	—	(13,507,019)

Net increase (decrease) in net assets resulting from operations	$6,136,818	$8,054,047	$213,154	$14,404,019

[1]	Based on contractual agreements of the surviving fund.
[2]	Estimated cost increases (savings) as a result of merging the funds.

The accompanying notes are an integral part of these proforma financial statements.

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Limited-Term Tax-Free Fund		Short-Term Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Municipal Bonds and Notes - 98.86%
Alabama - 0.95%
Lake Martin AL Area IDA (IDR) , 4.50%, Due 2/1/2010			3,945,000	$3,959,202	3,945,000	$3,959,202
Wedowee Chimney Cove AL Improvement District Chimney Cove Project (Other Revenue) , 5.00%, Due 7/1/2037§±			3,350,000	3,340,654	3,350,000	3,340,654
Total Alabama		—		7,299,856		7,299,856
Alaska - 0.42%
Alaska Energy Authority (Electric Revenue, First Security Bank LOC) , 7.00%, Due 7/1/2009	380,000	$393,167			380,000	393,167
Alaska Industrial Development & Export Authority (Utilities Revenue LOC) , 6.00%, Due 1/1/2015			460,000	473,717	460,000	473,717
Northern Tobacco Securitization Corporation AK Tobacco Settlement Revenue Asset-Backed Prerefunded (Excise Tax Revenue) , 6.20%, Due 6/1/2022§	916,000	958,218	769,000	804,443	1,685,000	1,762,661
Northern Tobacco Securitization Corporation AK Tobacco Settlement Revenue Asset-Backed Prerefunded (Excise Tax Revenue) , 6.50%, Due 6/1/2031§			550,000	592,004	550,000	592,004
Total Alaska		1,351,385		1,870,164		3,221,549
Arizona - 3.58%

Arizona Educational Loan Marketing Corporation Junior Subordinate Series , 6.30%, Due 12/1/2008			2,150,000	2,160,256	2,150,000	2,160,256
Arizona Health Facilities Authority Phoenix Children’s Hospital Series B (Hospital Revenue) , 4.27%, Due 2/1/2042§±	1,275,000	1,259,063	9,900,000	9,776,250	11,175,000	11,035,313
Estrella Mountain AZ Ranch Community Facilities District (Property Tax Revenue) , 4.50%, Due 7/15/2009			265,000	265,034	265,000	265,034
Estrella Mountain AZ Ranch Community Facilities District (Property Tax Revenue) , 4.70%, Due 7/15/2010			180,000	180,167	180,000	180,167
Estrella Mountain AZ Ranch Community Facilities District (Property Tax Revenue) , 4.85%, Due 7/15/2011			185,000	185,198	185,000	185,198
Estrella Mountain AZ Ranch Community Facilities District (Property Tax Revenue) , 5.00%, Due 7/15/2012			100,000	100,078	100,000	100,078
Gilbert AZ Water Reserve Municipal Property Corporation Sub Lien (Water Revenue) , 4.75%, Due 10/1/2032	850,000	873,996	3,350,000	3,444,571	4,200,000	4,318,567
Pima County AZ Industrial Development Authority Global Water Research Llc Project (Water Revenue) , 5.50%, Due 12/1/2013			1,635,000	1,616,835	1,635,000	1,616,835
Quail Creek Community Facilities Distribution AZ (Other Revenue) , 4.85%, Due 7/15/2012	690,000	679,892			690,000	679,892
Verrado AZ Community Facilities District #1 (Other Revenue) , 4.85%, Due 7/15/2014	675,000	668,061	1,500,000	1,484,580	2,175,000	2,152,641
White Mountain AZ Apache Tribe Fort Apache Indian Reservation Fort Apache Timber Equipment Lease , 6.25%, Due 3/4/2012(i)			2,398,500	2,412,651	2,398,500	2,412,651
Yavapai County AZ Industrial Development Authority Waste Management Incorporated Project Series A-2 (Other Revenue) , 4.45%, Due 3/1/2028§±			2,290,000	2,290,183	2,290,000	2,290,183
Total Arizona		3,481,012		23,915,803		27,396,815
Arkansas - 0.35%

Arkansas State Development Financial Authority Public Health Laboratory (HCFR, AMBAC Insured) , 3.90%, Due 12/1/2024	540,000	539,390			540,000	539,390
Fayetteville AR (Sales Tax Revenue, First Security Bank LOC) , 4.125%, Due 11/1/2026	500,000	499,575			500,000	499,575

Garland County AR Facilities Board , 4.20%, Due 10/1/2009			500,000	493,345	500,000	493,345

Garland County AR Facilities Board , 4.30%, Due 10/1/2010			495,000	486,293	495,000	486,293

Garland County AR Facilities Board , 4.40%, Due 10/1/2011			165,000	161,586	165,000	161,586
Garland County AR Facilities Board , 4.50%, Due 10/1/2012			505,000	493,572	505,000	493,572
Total Arkansas		1,038,965		1,634,796		2,673,761
California - 10.61%

ABAG Finance Authority for Nonprofit Corporations San Diego CA Hospital Association Series C , 4.00%, Due 3/1/2008			105,000	105,033	105,000	105,033
California Rural Home Mortgage Finance Authority Mortgage-Backed Program Series C Puttable (Housing Revenue, GNMA Insured) , 4.10%, Due 8/1/2039§			2,500,000	2,524,725	2,500,000	2,524,725

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Limited-Term Tax-Free Fund		Short-Term Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
California Rural Home Mortgage Finance Authority Mortgage-Backed Securities Program Series E (Housing Revenue, GNMA) , 4.35%, Due 2/1/2024			1,630,000	1,653,619	1,630,000	1,653,619
California Rural Home Mortgage Finance Authority Mortgage-Backed Securities Series D (Other Revenue, GNMA) , 4.30%, Due 8/1/2024			2,500,000	2,545,400	2,500,000	2,545,400
California Statewide CDA Eskaton Properties Incorporated (HCFR LOC) , 2.50%, Due 5/15/2029§±			500,000	500,000	500,000	500,000
California Statewide CDA Eskaton Properties Incorporated Convertible (HCFR LOC) , 2.50%, Due 5/15/2029§±			4,950,000	4,950,000	4,950,000	4,950,000
California Statewide CDA International School Peninsula Project (GO - States, Territories) , 4.60%, Due 11/1/2013	435,000	426,478	595,000	583,344	1,030,000	1,009,822
California Statewide CDA Retirement Housing Foundation , 5.50%, Due 12/1/2028§±			4,400,000	4,400,000	4,400,000	4,400,000
Dinuba CA Redevelopment Agency Merged City Redevelopment Project #2 (Other Revenue) , 4.45%, Due 10/1/2011			3,300,000	3,304,719	3,300,000	3,304,719
Foothill CA Eastern Transportation Corridor Agency (Toll Road Revenue) , 5.25%, Due 7/15/2010	500,000	496,330	3,400,000	3,375,044	3,900,000	3,871,374
Golden State Tobacco Securitization Corporation CA Series 2003 A1 Prerefunded (Excise Tax Revenue) , 6.25%, Due 6/1/2033§	3,095,000	3,391,192	41,530,000	45,504,421	44,625,000	48,895,613
Monrovia CA Redevelopment Agency Century Redevelopment Project Area #1 (Tax Incremental Revenue) , 4.40%, Due 6/1/2012	500,000	495,950	2,500,000	2,479,750	3,000,000	2,975,700
Oxnard CA Harbor District (Airport Revenue, ACA Insured) , 5.65%, Due 8/1/2014			1,520,000	1,530,883	1,520,000	1,530,883
Santa Rosa CA Rancheria Tachi Yokut Tribe Enterprise (Other Revenue) , 4.50%, Due 3/1/2011			2,075,000	2,069,439	2,075,000	2,069,439
Santa Rosa CA Rancheria Tachi Yokut Tribe Enterprise (Other Revenue) , 5.50%, Due 3/1/2008			850,000	850,604	850,000	850,604
Total California		4,809,950		76,376,981		81,186,931
Colorado - 2.47%
Aurora CO Woodridge Apartments Project MFHR , 4.25%, Due 12/20/2040§±	1,500,000	1,498,710	12,750,000	12,739,035	14,250,000	14,237,745
Colorado ECFA Charter School Renaissance School Project (Lease Revenue) , 5.85%, Due 6/1/2008	55,000	54,897			55,000	54,897
Colorado ECFA Denver Academy Series A , 5.00%, Due 5/1/2008			395,000	394,700	395,000	394,700
Colorado ECFA Pinnacle Charter School Project (Lease Revenue) , 5.25%, Due 12/1/2011	430,000	449,290			430,000	449,290
Colorado Health Facilities Evangelical Unrefunded (HFFA) , 6.25%, Due 12/1/2010	70,000	73,381			70,000	73,381
Colorado Health Facilities Health Evangelical Prerefunded(HFFA) , 6.25%, Due 12/1/2010§	280,000	294,445			280,000	294,445
Colorado Hospital Steamboat Springs Health (HCFR) , 5.3%, Due 9/15/2009	215,000	218,115			215,000	218,115
Denver City & County CO (Housing Revenue) , 7.00%, Due 8/1/2010	530,000	563,236			530,000	563,236
Eagle County CO Airport Terminal Project Series A (Airport Revenue) , 5.00%, Due 5/1/2011	780,000	773,464	750,000	743,715	1,530,000	1,517,179
Meridian Metropolitan District CO Series A (Property Tax Revenue, Radian Insured) , 5.375%, Due 12/1/2013	1,115,000	1,151,249			1,115,000	1,151,249
Total Colorado		5,076,787		13,877,450		18,954,237
Connecticut - 1.07%
Connecticut State Health & Educational Facility Authority Hospital For Special Care Series D (Educational Facilities Revenue, Radian Insured) , 4.15%, Due 7/1/1937§±	750,000	750,000	4,750,000	4,750,000	5,500,000	5,500,000
Connecticut State HEFA New Opportunities for Waterbury Series A (Lease Revenue LOC) , 6.75%, Due 7/1/2013			815,000	826,011	815,000	826,011
Mashantucket Western Pequot Tribe CT Subseries B (Special Tax Revenue) , 3.94%, Due 9/1/2009^			2,000,000	1,874,080	2,000,000	1,874,080
Total Connecticut		750,000		7,450,091		8,200,091
Delaware - 0.55%
Delaware State Christiana Care Health Services (HCFR, AMBAC Insured) , 5.25%, Due 10/1/2010			2,660,000	2,795,873	2,660,000	2,795,873
Delaware State Housing Authority Senior Single Family Mortage Series D-1 (Housing Revenue) , 4.625%, Due 1/1/2023			1,425,000	1,439,321	1,425,000	1,439,321
Total Delaware		—		4,235,194		4,235,194

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Limited-Term Tax-Free Fund		Short-Term Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
District of Columbia - 0.23%
District of Columbia Housing Finance Agency Wesley House Apartments Project B (Housing Revenue) , 4.10%, Due 3/1/2009			1,000,000	1,005,510	1,000,000	1,005,510
District of Columbia Tobacco Settlement Financing Corporation , 5.375%, Due 5/15/2010			740,000	759,566	740,000	759,566
Total District of Columbia		—		1,765,076		1,765,076
Florida - 5.25%
Arcadia FL Housing Authority Arcadia Oaks Association Limited Project (Housing Revenue, GIC-Rabobank Nederland LOC) , 4.25%, Due 1/1/2012			2,800,000	2,796,948	2,800,000	2,796,948
Ave Maria Stewardship Community Development District FL (Other Revenue) , 4.80%, Due 11/1/2012	400,000	367,784	3,250,000	2,988,245	3,650,000	3,356,029
Boynton Beach FL (Water Revenue, FGIC Insured) , 5.00%, Due 11/1/2012	630,000	654,835			630,000	654,835
Bradford County FL Sante Fe Healthcare Facilities Project (HCFR) , 6.00%, Due 11/15/2009	80,000	82,619			80,000	82,619
Brevard County FL HFA Series B (Housing Revenue LOC) , 6.50%, Due 9/1/2022			133,000	139,032	133,000	139,032
Brevard County FL Retirement Housing Funding (HCFR LOC) , 5.50%, Due 12/1/2028§±			3,400,000	3,400,000	3,400,000	3,400,000
Broward County FL Health Facilities Authority Catholic Health Services (HCFR, SunTrust Bank LOC) , 5.50%, Due 8/15/2014	500,000	522,595			500,000	522,595
Charlotte County FL IDA Bond Anticipation Notes (Other Revenue) , 5.75%, Due 10/1/2008	710,000	706,031	3,370,000	3,351,162	4,080,000	4,057,193
Citizens Property Insurance Corporation FL High Risk Account Series A (Other Revenue, MBIA Insured) , 5.00%, Due 3/1/2012	1,000,000	1,053,400			1,000,000	1,053,400
Citizens Property Insurance Corporation Florida High Risk Account Series A (Other Revenue, MBIA Insured) , 5.00%, Due 3/1/2011			1,550,000	1,618,433	1,550,000	1,618,433
Connerton West Community Development District FL Series B (Other Revenue) , 5.125%, Due 5/1/2016			1,500,000	1,343,775	1,500,000	1,343,775
Escambia County FL HFA Multi County Program Series A1 (SFHR, FHLMC) , 4.15%, Due 10/1/2021			1,200,000	1,217,244	1,200,000	1,217,244
Escambia County FL HFA Multi County Program Series A2 (Housing Revenue LOC) , 6.95%, Due 4/1/2024			770,000	798,867	770,000	798,867
Highlands County FL Health Facilities Authority Adventist Health System Series G (HCFR LOC) , 5.00%, Due 11/15/2009			435,000	444,566	435,000	444,566
Highlands County FL Health Facilities Authority Adventist Health System Series G (HCFR LOC) , 5.00%, Due 11/15/2010			400,000	411,720	400,000	411,720
Hillsborough County FL (Sewer Revenue) , 6.20%, Due 12/1/2008	265,000	269,147			265,000	269,147
Jacksonville FL Economic Development Commission Metropolitan Parking Solutions Project (IDR LOC) , 3.625%, Due 10/1/2008			455,000	450,373	455,000	450,373
Jacksonville FL Economic Development Commission Metropolitan Parking Solutions Project (IDR LOC) , 3.80%, Due 10/1/2009			5,000	4,893	5,000	4,893
Lee County FL IDA Shell Partnership Alliance Community Project (HCFR) , 5.00%, Due 11/15/2009			1,000,000	1,007,760	1,000,000	1,007,760
Manatee County FL HFA Single Family Subseries 2 (Housing Revenue LOC) , 6.50%, Due 11/1/2023			155,000	157,072	155,000	157,072
Miami Dade County FL School Board Series B (Lease Revenue, MBIA Insured) , 5.50%, Due 5/1/2030§±			2,500,000	2,654,275	2,500,000	2,654,275
Orange County FL Orlando Regional Series B (HCFR, Radian Insured) , 6.74%, Due 10/27/2022§±			2,800,000	2,800,000	2,800,000	2,800,000

Punta Gorda FL Housing Authority Gulf Breeze Apartments Series B (Housing Revenue) , 4.125%, Due 7/1/2010			1,700,000	1,709,027	1,700,000	1,709,027
South Broward Hospital District FL Series A (Hospital Revenue, MBIA Insured) , 5.00%, Due 5/1/2011	1,000,000	1,049,970	1,610,000	1,690,452	2,610,000	2,740,422
St. Johns County FL IDA Health Care Glenmoor St. Johns Project Series A Prerefunded (Nursing Home Revenue) , 8.00%, Due 1/1/2017§			650,000	713,895	650,000	713,895
Tax Exempt Municipal Infrastructure Trust Certificates FL Series 2004 C Class A , 4.05%, Due 11/1/2008			1,448,000	1,441,441	1,448,000	1,441,441
Volusia County FL IDA (HCFR LOC, ACA Insured) , 5.50%, Due 12/1/2028§±	1,450,000	1,450,000	2,900,000	2,900,000	4,350,000	4,350,000
Total Florida		6,156,381		34,039,180		40,195,561

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Limited-Term Tax-Free Fund		Short-Term Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Georgia - 0.65%
Atlanta GA Series A (Water Revenue LOC) , 5.50%, Due 11/1/2011			1,000,000	1,075,200	1,000,000	1,075,200
Dalton GA School District Equipment Lease Purchase , 4.20%, Due 8/1/2013(i)			2,097,579	2,099,173	2,097,579	2,099,173
Dalton GA School District Lease #996-021203 Series B , 4.20%, Due 8/1/2013(i)			776,996	777,586	776,996	777,586
Gainesville GA School District Equipment Lease Purchase , 4.20%, Due 3/1/2013(i)			650,821	651,029	650,821	651,029
Putnam County GA School District Equipment Lease Purchase , 4.20%, Due 3/1/2013(i)			389,276	389,401	389,276	389,401
Total Georgia		—		4,992,389		4,992,389
Hawaii - 0.41%
Hawaii State (Airport Revenue, FGIC Insured) , 5.75%, Due 7/1/2015			3,000,000	3,152,880	3,000,000	3,152,880
Total Hawaii		—		3,152,880		3,152,880
Illinois - 3.27%

Aurora IL (Tax Allocation Revenue) , 5.00%, Due 12/30/2010	1,050,000	1,044,236			1,050,000	1,044,236
Aurora IL Series B , 4.90%, Due 12/30/2011			2,850,000	2,823,011	2,850,000	2,823,011

Aurora IL Tax Incremental Revenue , 5.00%, Due 12/30/2008			940,000	939,455	940,000	939,455

Aurora IL Tax Incremental Revenue , 5.00%, Due 12/30/2009			990,000	988,515	990,000	988,515
Chicago IL Junior Lien Near South Redevelopment Project Series A (Tax Revenue, Aca Insured) , 5.00%, Due 11/15/2010			750,000	737,970	750,000	737,970
Chicago IL Series 2E (Housing Revenue, GNMA) , 4.375%, Due 12/1/2017			1,215,000	1,235,363	1,215,000	1,235,363
Chicago IL Series A (Property Tax Revenue, MBIA Insured) , 5.375%, Due 1/1/2013	1,200,000	1,273,092			1,200,000	1,273,092
Chicago IL Series C (Housing Revenue, GNMA) , 4.20%, Due 6/1/2022			1,485,000	1,505,196	1,485,000	1,505,196
Chicago IL Series E (Housing Revenue, GNMA) , 4.15%, Due 6/1/2022			2,200,000	2,225,762	2,200,000	2,225,762
Cook County IL School District #159 Matteson-Richton Park (Other Revenue) , 6.00%, Due 4/1/2008			1,640,000	1,650,168	1,640,000	1,650,168
Illinois Chicago Charter School Project (Educational Facilities Revenue) , 4.50%, Due 12/1/2012	200,000	197,736	400,000	395,472	600,000	593,208
Illinois Chicago Charter School Project (Educational Facilities Revenue) , 5.00%, Due 12/1/2014	360,000	361,656			360,000	361,656
Illinois Finance Authority Community Rehabilitation Providers Series A , 5.375%, Due 7/1/2009			270,000	274,447	270,000	274,447
Illinois Finance Authority New Money Community Rehabilitation Series A (Other Revenue) , 4.75%, Due 7/1/2010			1,480,000	1,493,527	1,480,000	1,493,527
Illinois Finance Authority New Money Community Rehabilitation Series A (Other Revenue) , 4.80%, Due 7/1/2011			1,440,000	1,458,504	1,440,000	1,458,504
Illinois Finance Authority New Money Community Rehabilitation Series A (Other Revenue) , 4.85%, Due 7/1/2012			1,000,000	1,011,680	1,000,000	1,011,680
Illinois Finance Authority Primary Health Care Centers , 4.625%, Due 7/1/2008			110,000	109,473	110,000	109,473
Illinois Health Facilities Authority Decatur Memorial Hospital (Hospital Revenue) , 5.50%, Due 10/1/2010			1,050,000	1,094,174	1,050,000	1,094,174
Illinois Health Facilities Authority Memorial Medical Center Systems Project (HCFR LOC) , 5.25%, Due 10/1/2009			385,000	393,362	385,000	393,362
Illinois Housing Development Authority (Housing Revenue, First Security Bank LOC) , 4.375%, Due 7/1/2015			100,000	100,783	100,000	100,783
Illinois Lutheran General Health Systems Series A (HCFR, First Security Bank LOC) , 6.125%, Due 4/1/2012	645,000	680,875			645,000	680,875
Illinois Methodist Medical Center (HFFA Revenue, MBIA Insured) , 5.50%, Due 11/15/2010	500,000	514,525			500,000	514,525
North Chicago IL (Property Tax Revenue, FGIC Insured) , 5.75%, Due 1/1/2010	800,000	840,016			800,000	840,016
Salem IL Americana Building Products , 4.30%, Due 4/1/2017§±			1,355,000	1,355,000	1,355,000	1,355,000
Upper Illinois River Valley Development Authority Morris Hospital , 6.05%, Due 12/1/2011			280,000	297,478	280,000	297,478
Total Illinois		4,912,136		20,089,340		25,001,476
Indiana - 1.38%
Beech Grove IN School Building Corporation (Lease Revenue, MBIA Insured) , 6.25%, Due 7/5/2016			765,000	864,305	765,000	864,305

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Limited-Term Tax-Free Fund		Short-Term Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Indiana Bond Bank BMA Index Series B (Other Revenue) , 3.64%, Due 10/15/2009±			2,000,000	1,998,000	2,000,000	1,998,000
Indiana Bond Bank BMA Index Series B (Other Revenue) , 3.66%, Due 10/15/2010±			3,670,000	3,666,330	3,670,000	3,666,330
Jeffersonville IN Building Corporation Series A (Other Revenue) , 4.00%, Due 8/15/2012			595,000	596,226	595,000	596,226
Jeffersonville IN Building Corporation Series B (Other Revenue) , 4.00%, Due 8/15/2012			280,000	280,577	280,000	280,577
Shelby County IN Jail Building Corporation , 5.40%, Due 7/15/2008			1,045,000	1,046,965	1,045,000	1,046,965
Valparaiso IN Valparaiso Family YMCA (Other Revenue) , 4.70%, Due 12/1/2009			650,000	647,134	650,000	647,134
West Baden Springs IN Town Hall Special Revenue BAN (Other Revenue) , 5.00%, Due 11/1/2011			1,500,000	1,504,845	1,500,000	1,504,845
Total Indiana		—		10,604,382		10,604,382
Iowa - 2.51%
Muscatine IA (Electric Revenue) , 9.70%, Due 1/1/2013			490,000	553,597	490,000	553,597
Tobacco Settlement Authority IA Tobacco Settlement Revenue Asset-Backed Series B (Excise Tax Revenue LOC) , 5.50%, Due 6/1/2011	2,000,000	2,140,340	2,180,000	2,332,971	4,180,000	4,473,311
Tobacco Settlement Authority IA Tobacco Settlement Revenue Asset-Backed Series B Prerefunded (Excise Tax Revenue LOC) , 5.3%, Due 6/1/2025§			10,775,000	11,453,502	10,775,000	11,453,502
Tobacco Settlement Authority IA Tobacco Settlement Revenue Asset-Backed Series B Prerefunded (Excise Tax Revenue LOC) , 5.50%, Due 6/1/2012§			180,000	193,937	180,000	193,937
Tobacco Settlement Authority IA Tobacco Settlement Revenue Asset-Backed Series B Prerefunded (Excise Tax Revenue LOC) , 5.50%, Due 6/1/2013§			1,895,000	2,041,730	1,895,000	2,041,730
Tobacco Settlement Authority IA Tobacco Settlement Revenue Asset-Backed Series B Prerefunded (Excise Tax Revenue LOC) , 5.50%, Due 6/1/2014§			460,000	495,618	460,000	495,618
Total Iowa		2,140,340		17,071,355		19,211,695
Kansas - 2.68%
City of Olathe KS Special Obligation West Village Center Project (Other Revenue) , 5.00%, Due 3/1/2011			225,000	224,465	225,000	224,465
City of Olathe KS Special Obligation West Village Center Project (Other Revenue) , 5.00%, Due 9/1/2009			100,000	99,962	100,000	99,962
City of Olathe KS Special Obligation West Village Center Project (Other Revenue) , 5.00%, Due 9/1/2010			205,000	204,783	205,000	204,783
City of Olathe KS Special Obligation West Village Center Project (Other Revenue) , 5.00%, Due 9/1/2011			200,000	199,456	200,000	199,456
Counties of Sedwick & Shawnee KS Series B5 (Housing Revenue, GNMA) , 4.10%, Due 12/1/2023			1,945,000	1,972,133	1,945,000	1,972,133
Kansas Independent College Finance Authority Revenue Anticipation Notes Bethel University Series B (Other Revenue) , 5.25%, Due 5/1/2008			1,500,000	1,500,675	1,500,000	1,500,675
Kansas Independent College Finance Authority Revenue Anticipation Notes Ottawa University Series E (Other Revenue) , 5.25%, Due 5/1/2008			3,000,000	3,001,350	3,000,000	3,001,350
Kansas Independent College Finance Authority Revenue Anticipation Notes Southwestern (Other Revenue) , 5.25%, Due 5/1/2008			800,000	800,360	800,000	800,360
Manhattan KS Transportation Development District , 4.15%, Due 8/1/2015			295,000	304,915	295,000	304,915
Olathe KS Special Obligation West Village Center Project (Tax Incremental Revenue) , 5.00%, Due 3/1/2012	100,000	99,326			100,000	99,326
Olathe KS Special Obligation West Village Center Project (Tax Incremental Revenue) , 5.00%, Due 9/1/2012	100,000	99,255			100,000	99,255
Wyandotte County KS United Government Referendum Sales Tax Second Lien Area B (Sales Tax Revenue) , 5.00%, Due 12/1/2020	500,000	494,360	3,700,000	3,658,264	4,200,000	4,152,624
Wyandotte County KS United Government Special Obligation Sales Tax Second Lien Area B (Other Revenue, Citibank NA LOC) , 3.75%, Due 12/1/2012			3,735,000	3,723,272	3,735,000	3,723,272
Wyandotte County KS United Government Special Obligation Sales Tax Second Lien Area B (Other Revenue, Citibank NA LOC) , 3.85%, Due 12/1/2013			2,100,000	2,108,421	2,100,000	2,108,421
Wyandotte County KS United Government Special Obligation Sales Tax Second Lien Area B , 4.75%, Due 12/1/2016			2,000,000	1,987,020	2,000,000	1,987,020
Total Kansas		692,941		19,785,076		20,478,017

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Limited-Term Tax-Free Fund		Short-Term Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Kentucky - 3.01%
Ashland KY PCR , 5.70%, Due 11/1/2009			6,340,000	6,633,605	6,340,000	6,633,605
Kenton County KY Airport Board (Airport Revenue, MBIA Insured) , 5.625%, Due 3/1/2015			1,710,000	1,812,412	1,710,000	1,812,412
Kenton County KY Airport Board Cincinnati Northern Kentucky Series A (Airport Revenue, XL Capital Assurance Company Insured) , 5.00%, Due 3/1/2012			2,590,000	2,678,319	2,590,000	2,678,319
Kenton County KY Airport Board Cincinnati Northern Kentucky Series A (Airport Revenue, Xl Capital Assurance Company Insured) , 5.00%, Due 3/1/2013			2,740,000	2,839,024	2,740,000	2,839,024
Kenton County KY Airport Board Cincinnati Northern Kentucky Series B (Airport Revenue, XL Capital Assurance Company Insured) , 5.00%, Due 3/1/2012			5,830,000	6,028,803	5,830,000	6,028,803
Kenton County KY Airport Board Series A (Airport Revenue, MBIA Insured) , 5.625%, Due 3/6/2014	475,000	505,581			475,000	505,581
Kentucky EDFA Retirement Housing Foundation (HCFR LOC) , 5.50%, Due 12/1/2028§±			400,000	400,000	400,000	400,000
Louisville & Jefferson County KY Regional Airport Authority Series A (Airport Revenue, First Security Bank LOC) , 5.75%, Due 7/1/2015			2,000,000	2,155,140	2,000,000	2,155,140
Total Kentucky		505,581		22,547,303		23,052,884
Louisiana - 1.07%
Louisiana PFA Revenue Archdiocese of New Orleans Project (HCFR, CIFG Insured) , 5.00%, Due 7/1/2010	160,000	165,581			160,000	165,581
Louisiana PFA Revenue Archdiocese of New Orleans Project (HCFR, CIFG Insured) , 5.00%, Due 7/1/2012	100,000	105,301			100,000	105,301
Louisiana Public Facilities Authority (Hospital Revenue) , 5.00%, Due 7/1/1930§±			3,625,000	3,625,000	3,625,000	3,625,000
New Orleans LA Home Mortgage Authority Special Obligations , 6.25%, Due 1/15/2011			1,909,000	2,053,072	1,909,000	2,053,072
Port New Orleans LA Board Commerce Special Project CG Railway Incorporated (Other Revenue, MBIA Insured) , 5.25%, Due 8/15/2013	910,000	969,705			910,000	969,705
Village of Epps LA , 7.25%, Due 6/1/2009			1,295,000	1,292,656	1,295,000	1,292,656
Total Louisiana		1,240,587		6,970,728		8,211,315
Maryland - 0.59%
Maryland Community Development Administration Residential Series H (Housing Revenue) , 4.55%, Due 9/1/2012	400,000	406,152			400,000	406,152
Montgomery County MD Housing Opportunities Aston Woods Apartment Project Series A Puttable (MFHR, FNMA Insured) , 4.90%, Due 5/15/2031	1,000,000	1,024,790	3,000,000	3,074,370	4,000,000	4,099,160
Total Maryland		1,430,942		3,074,370		4,505,312
Massachusetts - 1.96%
Massachusetts Development Finance Agency Devens Electric Systems (Electric Revenue) , 5.125%, Due 12/1/2011	430,000	437,607			430,000	437,607
Massachusetts Development Finance Agency Developmental Disabilities Incorporated , 6.25%, Due 6/1/2008			110,000	109,927	110,000	109,927
Massachusetts HEFA Caritas Christian Obligation Series B (Healthcare Facilities Revenue) , 6.50%, Due 7/1/2012			2,250,000	2,340,518	2,250,000	2,340,518
Massachusetts HEFA Eye & Ear Infirmary Series B (HCFR LOC) , 5.25%, Due 7/1/2009			775,000	773,566	775,000	773,566
Massachusetts Industrial Finance Agency Senior Living Facility Forge Hill Project Prerefunded (Nursing Home Revenue) , 6.75%, Due 4/1/2030§			1,000,000	1,027,860	1,000,000	1,027,860
Massachusetts Municipal Wholesale Electric Company Power Supply (Electric Revenue, AMBAC Insured) , 5.45%, Due 7/1/2018			7,000,000	7,011,480	7,000,000	7,011,480
Massachusetts State Port Authority Delta Air Lines Incorporated Project-Series A (Lease Revenue, AMBAC Insured) , 5.50%, Due 1/1/2017			1,000,000	1,040,240	1,000,000	1,040,240
Massachusetts State Port Authority Delta Airlines Income Project Series A (Lease Revenue, AMBAC Insured) , 5.50%, Due 1/1/2016			1,935,000	2,018,399	1,935,000	2,018,399
Massachusetts State Port Authority Delta Airlines Incorporated Project Series A (Lease Revenue, AMBAC Insured) , 5.50%, Due 1/1/2013			230,000	241,705	230,000	241,705
Total Massachusetts		437,607		14,563,695		15,001,302
Michigan - 0.54%
Comstock Park MI Public Schools School Building & Site (Property Tax Revenue, FGIC Insured) , 7.875%, Due 5/1/2011			1,145,000	1,257,519	1,145,000	1,257,519

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Limited-Term Tax-Free Fund		Short-Term Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Flint MI International Academy (Educational Facilities Revenue) , 5.00%, Due 10/1/2017	1,000,000	981,030	1,135,000	1,113,469	2,135,000	2,094,499
Michigan State Hospital Finance Authority Charity Obligation Group Series A Prerefunded (Hospital Revenue) , 5.125%, Due 11/1/2029§	300,000	310,263			300,000	310,263
Michigan State Housing Development Authorities Limited Obligation Benton Harbor Project (MFHR, Fifth Third Bank LOC) , 4.35%, Due 6/1/2041§±	500,000	500,335			500,000	500,335
Total Michigan		1,791,628		2,370,988		4,162,616
Minnesota - .74%
Brooklyn Park MN EDFA Huntington Site Development Series A (Other Revenue) , 4.40%, Due 8/1/2008			715,000	716,530	715,000	716,530
Marshall MN Medical Center Avera Marshall Regional Medical Center Project (HCFR) , 4.50%, Due 11/1/2011	290,000	292,729			290,000	292,729
Minnesota State Housing Finance Agency Series A , 5.35%, Due 2/1/2008			410,000	410,611	410,000	410,611
St. Paul MN Housing & RDA Rossy & Richard Shaller Series B (Housing Revenue, Bremer Bank LOC) , 3.92%, Due 3/1/2022§±			515,000	515,000	515,000	515,000
Western MN Municipal Power Agency Series A (Electric Revenue) , 6.375%, Due 1/1/2016	695,000	770,296			695,000	770,296
Western MN Municipal Power Agency Series A (Power Revenue, AMBAC Insured) , 5.40%, Due 1/1/2009	600,000	600,828	2,325,000	2,328,209	2,925,000	2,929,037
Total Minnesota		1,663,853		3,970,350		5,634,203
Mississippi - 0.40%
Mississippi Hospital Equipment & Facilities Authority Mississippi Baptist Health System Incorporated Series A (Hospital Revenue) , 5.00%, Due 8/15/2012	1,000,000	1,034,950			1,000,000	1,034,950
Biloxi MS Housing Authority Bayview Place Estates (Housing Revenue, GIC-Rabobank Nederland LOC) , 4.65%, Due 8/1/2008			2,000,000	2,000,000	2,000,000	2,000,000
Total Mississippi		1,034,950		2,000,000		3,034,950
Missouri - 1.75%
Chesterfield Valley Transportation Development District MO (Sales Tax Revenue, CIFG Insured) , 4.00%, Due 4/15/2026	1,250,000	1,256,288	3,000,000	3,015,090	4,250,000	4,271,378
Fenton MO Gravois Bluffs Redevelopment Project (Tax Incremental Revenue) , 4.50%, Due 4/1/2021			1,020,000	1,005,128	1,020,000	1,005,128
Hazelwood MO IDA Bottom Road Development Project , 3.875%, Due 8/1/2018			2,370,000	2,364,596	2,370,000	2,364,596
Lake of the Ozarks MO Community Bridge Corporation , 5.25%, Due 12/1/2014			2,000,000	2,000,440	2,000,000	2,000,440
Missouri State Environmental Improvement & Energy Resources Authority American Cyanamid Company , 5.80%, Due 9/1/2009			800,000	829,360	800,000	829,360
Missouri State Housing Development Community Single Family Series B2 , 6.40%, Due 3/1/2029			110,000	113,113	110,000	113,113
Missouri State Housing Development Community Single Family Series D2 , 6.30%, Due 3/1/2029			180,000	183,470	180,000	183,470
St Louis MO Lambert St Louis International Series B (Airport Revenue, FGIC Insured) , 6.00%, Due 7/1/2011			2,500,000	2,660,125	2,500,000	2,660,125
Total Missouri		1,256,288		12,171,322		13,427,610
Montana - 0.96%
Flathead MT Municipal Airport Authority Montana Glacier Park International Airport Series A (Airport Revenue) , 5.00%, Due 6/1/2011	135,000	136,982			135,000	136,982
Flathead MT Municipal Airport Authority Montana Glacier Park International Airport Series A (Airport Revenue) , 5.00%, Due 6/1/2012	310,000	313,819			310,000	313,819
Flathead MT Municipal Airport Authority Montana Glacier Park International Airport Series B (Airport Revenue) , 5.00%, Due 6/1/2012	150,000	151,134			150,000	151,134
Montana Health Facilities Authority Benefits Health Care Project (Healthcare Facilities Revenue, AMBAC Insured) , 5.375%, Due 9/1/2011#			1,000,000	1,046,060	1,000,000	1,046,060
Montana State Board Housing Series A2 (SFMR) , 4.20%, Due 12/1/2013	305,000	307,410			305,000	307,410
Montana State Board Investment Refunded 1996 Payroll Tax (Other Revenue, MBIA Insured) , 6.875%, Due 6/1/2020			1,080,000	1,141,063	1,080,000	1,141,063
Montana State Board Investment Refunded Balanced 1996 Payroll Tax (Other Revenue, MBIA Insured) , 6.875%, Due 6/1/2020			2,470,000	2,609,654	2,470,000	2,609,654

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Limited-Term Tax-Free Fund		Short-Term Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Montana State Board Investment Refunded Payroll Tax (Other Revenue, MBIA Insured) , 6.875%, Due 6/1/2020			1,535,000	1,621,789	1,535,000	1,621,789
Total Montana		909,345		6,418,566		7,327,911
Nebraska - 0.34%
Blair NE Bond Anticipation Notes Series B (Water Revenue) , 4.65%, Due 6/15/2012			1,800,000	1,821,186	1,800,000	1,821,186
O’Neill NE St. Anthony’s Project , 6.25%, Due 9/1/2012			755,000	772,788	755,000	772,788
Total Nebraska		—		2,593,974		2,593,974
Nevada - 0.20%
Clark County Nevada Passenger Facilities Las Vegas McCarran International Airport (Airport Revenue, MBIA Insured) , 5.375%, Due 7/1/2013			1,495,000	1,526,246	1,495,000	1,526,246
Total Nevada		—		1,526,246		1,526,246
New Hampshire - 0.36%
New Hampshire Business Finance Authority Franklin Regional Hospital Association Project Series A Prerefunded (HCFR) , 6.05%, Due 3/1/2009§			2,615,000	2,733,564	2,615,000	2,733,564
Total New Hampshire		—		2,733,564		2,733,564
New Jersey - 10.86%
City of Bayonne NJ (Property Tax Revenue) , 5.00%, Due 10/24/2008	500,000	504,105	2,600,000	2,621,346	3,100,000	3,125,451
New Jersey Economic Development Authority (Excise Tax Revenue) , 5.625%, Due 6/15/2019	250,000	250,645			250,000	250,645
New Jersey Economic Development Authority Cigarette Tax Revenue , 5.625%, Due 6/15/2017			820,000	820,164	820,000	820,164
New Jersey HFFA Jersey City Medical Center (HCFR LOC) , 4.80%, Due 8/1/2021			2,100,000	2,112,369	2,100,000	2,112,369
New Jersey State Higher Education Assistance Authority Series A (Other Revenue, AMBAC Insured) , 5.20%, Due 6/1/2013	995,000	1,000,851			995,000	1,000,851
New Jersey State Highway Authority Garden State Parkway General (Toll Road Revenue) , 6.20%, Due 1/1/2010	225,000	231,444			225,000	231,444
New Jersey State Housing & Mortgage Finance Meadow Brook Apartments Project Series A (MFHR, JPMorgan Chase Bank LOC) , 4.10%, Due 3/15/2040§±			670,000	673,980	670,000	673,980
Northeast Monmouth County Regional Sewage Authority Series A (Sewer Revenue, MBIA Insured) , 5.00%, Due 11/1/2010			2,250,000	2,274,885	2,250,000	2,274,885
Tobacco Settlement Financing Corporation NJ (Excise Tax Revenue) , 5.00%, Due 6/1/2013	125,000	135,343			125,000	135,343
Tobacco Settlement Financing Corporation NJ (Excise Tax Revenue) , 5.75%, Due 6/1/2032	3,830,000	4,104,496	39,665,000	42,507,791	43,495,000	46,612,287
Tobacco Settlement Financing Corporation NJ (Excise Tax Revenue) , 6.375%, Due 6/1/2032			21,060,000	23,842,237	21,060,000	23,842,237
Weehawken Township NJ Tax Anticipation Notes (Other Revenue) , 4.50%, Due 10/10/2008			2,000,000	2,011,140	2,000,000	2,011,140
Total New Jersey		6,226,884		76,863,912		83,090,796
New Mexico - 2.33%
Albuquerque NM MCT Industries Incorporated Project , 3.70%, Due 4/1/2010			470,000	471,969	470,000	471,969
New Mexico Mortgage Finance Authority (Housing Revenue, GNMA Insured) , 4.20%, Due 7/1/2028	1,500,000	1,514,985	12,280,000	12,402,677	13,780,000	13,917,662
New Mexico Mortgage Finance Authority , 4.05%, Due 7/1/2026			655,000	655,262	655,000	655,262
New Mexico Mortgage Finance Authority SFMR Series A2 (Housing Revenue LOC) , 7.10%, Due 9/1/2030			480,000	494,770	480,000	494,770
New Mexico Mortgage Finance Authority SFMR Series A2 Class I (Housing Revenue, GNMA Insured) , 4.40%, Due 1/1/2027			1,000,000	1,013,710	1,000,000	1,013,710
New Mexico Mortgage Finance Authority SFMR Series D2 (Housing Revenue LOC) , 6.75%, Due 9/1/2029			915,000	940,593	915,000	940,593
New Mexico Mortgage Finance Authority SFMR Series F2 (Housing Revenue LOC) , 6.80%, Due 3/1/2031			345,000	354,791	345,000	354,791
Total New Mexico		1,514,985		16,333,772		17,848,757
New York - 4.03%
Amherst NY IDAG Civic Facilities Series A (IDR, Radian Insured) , 4.20%, Due 10/1/2031§±			2,310,000	2,309,076	2,310,000	2,309,076
Brookhaven NY IDAG (Other Revenue, North Fork Bank) , 4.25%, Due 11/1/2037§±			1,360,000	1,370,200	1,360,000	1,370,200
Buffalo & Fort Erie NY Public Bridge Authority (Toll Road Revenue, Bank of Nova Scotia) , 4.00%, Due 1/1/2025§±			3,950,000	4,005,379	3,950,000	4,005,379

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Limited-Term Tax-Free Fund		Short-Term Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Monroe County NY Bond Anticipation Notes (Property Tax Revenue) , 4.25%, Due 7/16/2008			4,000,000	4,026,840	4,000,000	4,026,840
Nassau County NY IDA North Shore Health Systems Projects C , 5.625%, Due 11/1/2010			390,000	399,181	390,000	399,181
Nassau County NY IDAG Special Needs Facilities Pooled Program F1 (IDR, ACA Insured) , 4.30%, Due 7/1/2010			205,000	201,761	205,000	201,761
New York City NY IDAG Civic Facilities Vaughn College Aeronautics Series A (College & University Revenue) , 5.00%, Due 12/1/2016	360,000	354,143			360,000	354,143
New York City NY IDAG Civic Facilities Vaughn College Aeronautics Series A , 5.00%, Due 12/1/2016			1,195,000	1,175,557	1,195,000	1,175,557
New York State Dormitory Authority AIDS Long Term Health Care Facilities , 5.00%, Due 11/1/2011			1,000,000	1,042,280	1,000,000	1,042,280
New York State Dormitory Authority Series B (College & University Revenue, CIFG Insured) , 6.00%, Due 11/15/2023§±			8,065,000	8,869,645	8,065,000	8,869,645
Niagara NY Frontier Transit Authority Buffalo Niagara International Airport Series A (Airport Revenue, MBIA Insured) , 5.75%, Due 4/1/2011	520,000	539,006			520,000	539,006
Orange County NY IDAG Special Needs Facilities Pooled Program G1 (IDR, ACA Insured) , 4.35%, Due 7/1/2011			325,000	317,886	325,000	317,886
Saratoga County NY IDAG Highpointe at Malta Project Series A Prerefunded (Other Revenue) , 6.875%, Due 6/1/2039§			2,225,000	2,400,464	2,225,000	2,400,464
Suffolk County NY IDA Special Needs Pooled Series C1 , 6.875%, Due 7/1/2010			110,000	112,472	110,000	112,472
Tobacco Settlement Financing Authority Series B1C (Other Revenue) , 5.50%, Due 6/1/2017			3,500,000	3,685,395	3,500,000	3,685,395
Total New York		893,149		29,916,136		30,809,285
North Carolina - 0.75%
North Carolina Eastern Municipal Power Agency Series D , 6.00%, Due 1/1/2009			800,000	809,392	800,000	809,392
North Carolina Housing Finance Agency AMT Home Ownership Series 14A (Housing Revenue, AMBAC Insured) , 4.35%, Due 1/1/2028			1,550,000	1,553,984	1,550,000	1,553,984
Pitt County NC Memorial Hospital (Hospital Revenue) , 5.3%, Due 12/1/2009			1,000,000	1,034,560	1,000,000	1,034,560
Pitt County NC Memorial Hospital (Hospital Revenue) , 5.375%, Due 12/1/2010	1,250,000	1,320,100			1,250,000	1,320,100
Sanford NC Water & Sewer (Property Tax Revenue, MBIA Insured) , 4.90%, Due 3/1/2009			1,025,000	1,036,716	1,025,000	1,036,716
Total North Carolina		1,320,100		4,434,652		5,754,752
Ohio - 1.81%
American Municipal Power Ohio Incorporated Prepayment Series A (Electric Revenue) , 5.00%, Due 2/1/2010	1,000,000	1,031,010			1,000,000	1,031,010
Buckeye OH Tobacco Settlement Financing Authority Series A1 (Other Revenue) , 5.00%, Due 6/1/2011			2,000,000	2,041,420	2,000,000	2,041,420
Buckeye OH Tobacco Settlement Financing Authority Series A2 (Excise Tax Revenue) , 5.125%, Due 6/1/2024			1,000,000	945,280	1,000,000	945,280
Cuyahoga OH Metropolitan Housing Authority Bond Anticipation Notes (Other Revenue) , 4.00%, Due 3/1/2008			5,240,000	5,242,987	5,240,000	5,242,987
Franklin County OH (Property Tax Revenue) , 5.375%, Due 12/1/2020			3,755,000	3,896,864	3,755,000	3,896,864
Lakewood OH Lakewood Hospital Association , 5.50%, Due 2/15/2008			700,000	701,470	700,000	701,470
Total Ohio		1,031,010		12,828,021		13,859,031
Oklahoma - 1.42%
Cherokee Nation of OK Healthcare System Series 2006 (HCFR, ACA Insured) , 4.10%, Due 12/1/2011††			1,000,000	993,620	1,000,000	993,620
Chickasaw Nation OK Health Systems (Healthcare Facilities Revenue) , 5.375%, Due 12/1/2017††			3,000,000	3,038,280	3,000,000	3,038,280
Comanche County OK Independent School District #4 Geronimo (Educational Facilities Revenue) , 6.25%, Due 8/15/2014	687,204	753,615			687,204	753,615
Muskogee OK Industrial Training Educational Facilities Muskogee Public Schools Project (Lease Revenue, Guarantee Agreement) , 4.25%, Due 9/1/2012			4,490,000	4,645,983	4,490,000	4,645,983
Oklahoma State Industrial Authority Revenue , 6.25%, Due 8/15/2015§			1,325,000	1,404,394	1,325,000	1,404,394
Total Oklahoma		753,615		10,082,277		10,835,892

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Limited-Term Tax-Free Fund		Short-Term Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Oregon - 0.42%
Grants Pass OR Urban Renewal Agency Parkway Redevelopment Area (Tax Incremental Revenue) , 5.00%, Due 8/1/2008	190,000	191,286			190,000	191,286
Western Generation Agency Oregon Wauna Cogeneration Project Series B (Electric Revenue) , 5.00%, Due 1/1/2012	500,000	501,255	2,500,000	2,506,275	3,000,000	3,007,530
Total Oregon		692,541		2,506,275		3,198,816
Other - 0.57%
Charter Mac Equity Issuer Trust , 7.10%, Due 6/30/2009††	500,000	521,345			500,000	521,345
MMA Financial CDD Senior Securitization Trust Beacon Lakes Passthru Certificates C , 3.375%, Due 11/1/2008±			3,854,816	3,828,256	3,854,816	3,828,256
Total Other		521,345		3,828,256		4,349,601
Pennsylvania - 5.39%
Allegheny County PA Airport Authority Pittsburgh International Airport (Airport Revenue, FGIC Insured) , 6.00%, Due 1/1/2013	350,000	369,467			350,000	369,467
Allegheny County PA Hospital Development Authority Pittsburgh Mercy Health System (Hospital Revenue, AMBAC Insured) , 5.40%, Due 8/15/2009			930,000	952,441	930,000	952,441
Allentown PA Sacred Heart Hospital , 4.75%, Due 7/1/2008			890,000	884,340	890,000	884,340
Chester County PA Renaissance Academy Project Series A , 5.25%, Due 10/1/2010			1,215,000	1,217,357	1,215,000	1,217,357
Cumberland County PA Municipal Authority Wesley Series A Prerefunded (Nursing Home Revenue) , 7.25%, Due 1/1/2035§	1,000,000	1,181,070			1,000,000	1,181,070
Cumberland County PA Munipical Authority Presbyterian Homes Project Series B (Healthcare Facilities Revenue, Radian Insured) , 4.25%, Due 12/1/2026§±	750,000	751,110			750,000	751,110
Cumberland County PA Munipical Authority Presbyterian Homes Project Series B (Healthcare Facilities Revenue, Radian Insured) , 4.25%, Due 12/1/2026§±			1,250,000	1,251,850	1,250,000	1,251,850
Delaware County PA Hospital Authority Crozner Keystone Obligation Group Series B (Hospital Revenue) , 5.00%, Due 12/15/2008			1,005,000	1,011,492	1,005,000	1,011,492
Delaware County PA Resource Recovery Facility Series A (IDR) , 6.10%, Due 7/1/2013			3,675,000	3,734,976	3,675,000	3,734,976
Delaware River Port Authority PA & NJ Prerefunded (Toll Road Revenue LOC) , 5.45%, Due 1/1/2012§			3,750,000	3,750,000	3,750,000	3,750,000
Gallery Certificate Trust Pennsylvania (Parking Facilities Revenue, First Security Bank LOC) , 4.50%, Due 2/15/2013			3,155,000	3,157,556	3,155,000	3,157,556
Harrisburg PA Authority Resource Recovery Facility Capital Appreciation Limited Obligation Series C , 4.57%, Due 12/15/2010^			3,250,000	2,843,425	3,250,000	2,843,425
Lancaster County PA Hospital Authority Brethren Village Project Series A (Hospital Revenue) , 5.20%, Due 7/1/2012%%			1,075,000	1,074,914	1,075,000	1,074,914
Mckean County PA Hospital Authority Bradford Hospital Project (Health Facilities Financing Authority Revenue, ACA Insured) , 5.00%, Due 10/1/2010			850,000	833,706	850,000	833,706
Montgomery County PA IDA Retirement Community Series B (IDR) , 5.00%, Due 11/15/2009			675,000	686,171	675,000	686,171
Pennsylvania HEFAR Gwynedd Mercy College Series P1 (Other Revenue, Radian Insured) , 4.50%, Due 5/1/2037§±			4,200,000	4,200,294	4,200,000	4,200,294
Pennsylvania HFA SFMR , 4.37%, Due 6/1/2008±			723,077	723,077	723,077	723,077
Pennsylvania Housing Finance Agency Series L (MFHR, GO of Authority) , 4.20%, Due 7/1/2009	500,000	501,480	7,300,000	7,321,608	7,800,000	7,823,088
Philadelphia PA Series B (Airport Revenue, FGIC Insured) , 5.50%, Due 6/15/2016			1,110,000	1,163,003	1,110,000	1,163,003
Susquehanna PA Area Regional Airport Authority Aero Harrisburg LLC Project , 5.25%, Due 1/1/2009			450,000	446,774	450,000	446,774
Washington County PA IDA Children’s Home Pittsburgh Project , 4.00%, Due 6/15/2008			3,175,000	3,156,363	3,175,000	3,156,363
Total Pennsylvania		2,803,127		38,409,347		41,212,474
Puerto Rico - 2.48%
Children’s Trust Fund Puerto Rico , 4.00%, Due 5/15/2010			310,000	309,017	310,000	309,017
Children’s Trust Fund Puerto Rico Tobacco Settlement Asset-Backed Prerefunded , 5.75%, Due 7/1/2010§	350,000	364,182	2,385,000	2,481,640	2,735,000	2,845,822
Municipal Securities Trust Certificates Series 2000-107 Class A (Electric Revenue, First Security Bank LOC) , 3.5%, Due 5/19/2009§±††			1,500,000	1,500,000	1,500,000	1,500,000

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Limited-Term Tax- Free Fund		Short-Term Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Puerto Rico Commonwealth Government Development Bank Series B (Other Revenue) , 5.00%, Due 12/1/2008			2,375,000	2,407,443	2,375,000	2,407,443
Puerto Rico Highway & Transportation Authority (Fuel Sales Tax Revenue, MBIA Insured) , 5.50%, Due 7/1/2013	1,280,000	1,361,818			1,280,000	1,361,818
Puerto Rico Highway & Transportation Authority Series CC (Toll Road Revenue) , 5.00%, Due 7/1/2012	1,020,000	1,059,494			1,020,000	1,059,494
Puerto Rico Housing Financial Corporation Series F8J (Housing Revenue, FHA Insured) , 3.52%, Due 6/1/2021§±			100,000	100,000	100,000	100,000
Puerto Rico Housing Public Finance Corporation Commonwelth Approp Series A (Lease Revenue, FGIC Insured) , 5.25%, Due 8/1/2031§±			2,605,000	2,697,660	2,605,000	2,697,660
Puerto Rico Industrial Tourist Educational Medical & Environmental Central Facilities Financing Authority Ana G. Mendez University , 5.00%, Due 12/1/2008			390,000	392,625	390,000	392,625
Puerto Rico Industrial Tourist Educational Medical & Environmental Central Facilities Financing Authority Ana G. Mendez University , 5.00%, Due 2/1/2008			925,000	925,518	925,000	925,518

Puerto Rico Public Bulidings Authority Government Facilities Series M (Lease Revenue) , 5.50%, Due 7/1/2011			4,125,000	4,333,478	4,125,000	4,333,478
Puerto Rico Public Finance Corporation Series A (Lease Revenue, AMBAC Insured) , 5.25%, Due 8/1/2030§±			1,000,000	1,042,800	1,000,000	1,042,800
Total Puerto Rico		2,785,494		16,190,181		18,975,675
Rhode Island - 0.09%
Woonsocket RI Housing Authority Capital Funds Housing (Housing Revenue) , 4.50%, Due 9/1/2008	350,000	353,388			350,000	353,388
Woonsocket RI Housing Authority Capital Funds Housing (Housing Revenue) , 4.50%, Due 9/1/2009	365,000	372,986			365,000	372,986
Total Rhode Island		726,374		—		726,374
South Carolina - 3.08%
Berkeley County SC Davol Incorporated International Paper Company Project (IDR) , 5.75%, Due 2/1/2008	345,000	345,324			345,000	345,324
Berkeley County SC School District COP Berkeley School Facilities Group Incorporated (Lease Revenue, MBIA Insured) , 5.15%, Due 2/1/2008	1,000,000	1,001,500			1,000,000	1,001,500
Connector 2000 Association Incorporated Capital Appreciation Series B , 7.4%, Due 1/1/2037^			18,250,000	2,218,653	18,250,000	2,218,653
Connector 2000 Association Incorporated Capital Appreciation Series B , 7.45%, Due 1/1/2038^			14,500,000	1,615,735	14,500,000	1,615,735
Connector 2000 Association Incorporated Capital Appreciation Series B , 7.95%, Due 1/1/2028^	600,000	124,974			600,000	124,974
Connector 2000 Association Incorporated Capital Appreciation Series B , 8.00%, Due 1/1/2028^			2,835,000	590,502	2,835,000	590,502
Connector 2000 Association Incorporated Capital Appreciation Series B , 8.10%, Due 1/1/2027^			1,350,000	298,634	1,350,000	298,634
Greenville County SC Donaldson Industrial Air Park Project A , 5.50%, Due 4/1/2011			250,000	247,790	250,000	247,790

South Carolina Jobs Economic Development Authority Palmetto Health (Hospital Revenue) , 4.17%, Due 8/1/2039§±	1,000,000	994,000	5,500,000	5,467,000	6,500,000	6,461,000
South Carolina Jobs Economic Development Authority Palmetto Health Alliance Series A Prerefunded (Nursing Home Revenue) , 7.125%, Due 12/15/2015§	1,000,000	1,126,820	3,250,000	3,662,165	4,250,000	4,788,985
South Carolina Jobs Economic Development Authority Palmetto Health Series C Prerefunded (Hospital Revenue) , 6.875%, Due 8/1/2027§			1,000,000	1,173,380	1,000,000	1,173,380
South Carolina Jobs Economic Development Authority Refunded Palmetto Health Alliance Series A , 5.00%, Due 8/1/2008			760,000	762,964	760,000	762,964
South Carolina State Housing Finance & Development Authority Rural Housing Apartments Series B (Housing Revenue, Gic-Rabobank Nederland LOC) , 4.125%, Due 10/1/2009			2,380,000	2,390,853	2,380,000	2,390,853
South Carolina State Ports Authority , 7.80%, Due 7/1/2009#			1,556,200	1,575,326	1,556,200	1,575,326
Total South Carolina		3,592,618		20,003,002		23,595,620
South Dakota - 0.43%
Heartland SD Consumers Power District (Electric Revenue, First Security Bank LOC) , 6.00%, Due 1/1/2009	640,000	647,942			640,000	647,942
Lower Brule Sioux Tribe SD Series B (Other Revenue) , 5.15%, Due 5/1/2014	830,000	799,332			830,000	799,332

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Limited-Term Tax-Free Fund		Short-Term Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Rapid City SD Area School District #51-4 Capital Outlay Certifications (Property Tax Revenue, First Security Bank LOC) , 5.00%, Due 1/1/2009	685,000	690,679			685,000	690,679
South Dakota EDFA Angus Incorporated Project A , 4.25%, Due 4/1/2008			225,000	225,144	225,000	225,144
South Dakota EDFA Angus Incorporated Project A , 4.50%, Due 4/1/2009			260,000	261,586	260,000	261,586
South Dakota EDFA McFleeg Project B , 4.375%, Due 4/1/2011			460,000	453,270	460,000	453,270
South Dakota State HEFA (HCFR, ACA Insured) , 5.20%, Due 4/1/2008	200,000	200,534			200,000	200,534
Total South Dakota		2,338,487		940,000		3,278,487
Tennessee - 0.32%
Metropolitan Government Nashville & Davidson County TN Industrial Development Board Easter Seal Project (IDR) , 4.05%, Due 8/1/2019§±			1,200,000	1,200,000	1,200,000	1,200,000

Metropolitan Nashville Airport Authority Improvement Series C (Airport Revenue, FGIC Insured) , 5.375%, Due 7/1/2013	200,000	205,804			200,000	205,804
Sevier County Tennessee Utility District (Utilities Revenue, AMBAC Insured) , 5.40%, Due 5/1/2011			1,000,000	1,029,600	1,000,000	1,029,600
Total Tennessee		205,804		2,229,600		2,435,404
Texas - 6.64%
Arlington TX Special Obligation Dallas Cowboys Series A , 5.00%, Due 8/15/2034	1,000,000	1,041,380	1,000,000	1,041,380	2,000,000	2,082,760
Austin TX Convention Enterprises Incorporated Convention Center Second Tier Series B Prerefunded (Other Revenue, ZC Specialty Insured) , 5.75%, Due 1/1/2011§			6,760,000	7,181,013	6,760,000	7,181,013
Bexar County TX Revenue Project , 5.75%, Due 8/15/2022			8,535,000	8,944,936	8,535,000	8,944,936
Denison TX Housing Authority Manning Park Plaza (Housing Revenue, HUD Insured) , 5.00%, Due 10/1/2009	105,000	105,371			105,000	105,371
Duncanville TX Hospital Authority Methodist Hospitals Dallas Project (Hospital Revenue, GO of Hospital) , 9.00%, Due 1/1/2010	265,000	279,853			265,000	279,853
Garza County TX Public Facilities Corporation , 5.00%, Due 10/1/2011			1,220,000	1,211,277	1,220,000	1,211,277
Gateway TX Public Facility Corporation Stonegate Villas Apartments Project (Housing Revenue LOC) , 3.875%, Due 1/1/2010			970,000	977,906	970,000	977,906
Harris County TX (Hospital Revenue, MBIA Insured) , 5.75%, Due 2/15/2012§			5,940,000	6,319,388	5,940,000	6,319,388

Harris County TX Health Facilities Development Corporation Texas Medical Center Project Series A (Hospital Revenue, First Security Bank LOC) , 5.20%, Due 5/15/2020	1,000,000	1,030,580	2,715,000	2,798,025	3,715,000	3,828,605
Houston TX Housing Finance Corporation Series A (SFMR, GNMA Insured) , 6.75%, Due 6/1/2033§±	995,000	1,021,019			995,000	1,021,019
Lubbock TX Health Facilities Development Corporation St. Joseph Health System (Hospital Revenue) , 5.25%, Due 7/1/2017			3,350,000	3,401,188	3,350,000	3,401,188
Lufkin TX Health Facilities Development Corporation Memorial Health Systems of East Texas (HFFA Revenue) , 5.00%, Due 2/15/2008	220,000	220,438			220,000	220,438
MFHR Bond Pass Through Certificates Beneficial Ownership Series 14 Park Row Houston TX HFC Puttable (MFHR, Guarantee Agreement) , 5.75%, Due 11/1/2034§			1,614,000	1,691,359	1,614,000	1,691,359
MuniMae Trust Series 2001-9 Class A , 3.90%, Due 8/24/2009§±			5,165,000	5,194,286	5,165,000	5,194,286

Odessa TX Housing Authority Section 8 Assistance Project Series B (Housing Revenue LOC) , 6.375%, Due 10/1/2011			1,515,000	1,515,288	1,515,000	1,515,288
Sam Rayburn TX Municipal Power Agency (Electric Revenue, MBIA Insured) , 6.00%, Due 9/1/2010	100,000	105,436			100,000	105,436
San Antonio TX Electric & Gas System (Electric Revenue) , 3.625%, Due 12/1/2027§±			6,000,000	6,024,600	6,000,000	6,024,600

State of Texas Affordable Housing Corporation (State Agency Housing Revenue, GNMA Insured) , 5.50%, Due 9/1/2038	470,000	497,678			470,000	497,678
Texas State Department Housing & Community Affairs Pebble Brook Apartments Project , 4.95%, Due 12/1/2008			195,000	196,090	195,000	196,090
Total Texas		4,301,755		46,496,736		50,798,491
Utah - 0.10%
Davis County UT School District , 4.547%, Due 9/7/2008			576,268	573,600	576,268	573,600

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Limited-Term Tax-Free Fund		Short-Term Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Utah Housing Corporation Series D Class 1 (Single Family Mortgage Revenue) , 2.95%, Due 7/1/2033	180,000	179,271			180,000	179,271
Total Utah		179,271		573,600		752,871
Virgin Islands - 0.20%
Virgin Islands PFA Senior Lien Loan Notes , 5.50%, Due 10/1/2014			1,500,000	1,521,660	1,500,000	1,521,660
Total Virgin Islands		—		1,521,660		1,521,660
Virginia - 0.93%
Hopewell VA Public Improvements Series A , 5.00%, Due 7/15/2009			1,700,000	1,702,499	1,700,000	1,702,499
King George County VA Industrial Development Authority Waste Management Incorporated Series A (Industrial Development Revenue) , 4.10%, Due 6/1/2023§			1,500,000	1,493,640	1,500,000	1,493,640
Marquis Community Development Authority VA (Other Revenue) , 5.10%, Due 9/1/2013			3,000,000	2,978,550	3,000,000	2,978,550
Virginia College Building Authority Educational Facilities (College & University Revenue) , 4.50%, Due 6/1/2012	395,000	397,236			395,000	397,236

Virginia College Building Authority Regent University Project (College & University Revenue) , 5.00%, Due 6/1/2014	535,000	550,948			535,000	550,948
Total Virginia		948,184		6,174,689		7,122,873
Washington - 3.32%
King County WA (Property Tax Revenue) , 4.00%, Due 12/1/2009			2,440,000	2,483,700	2,440,000	2,483,700
Ocean Shores WA Local Improvement District Bond Anticipation Notes No 2007-01 (Special Facilities Revenue) , 4.75%, Due 8/1/2011			2,285,000	2,344,684	2,285,000	2,344,684
Port Anacortes WA Series A (Airport Revenue) , 5.125%, Due 9/1/2009	950,000	953,848			950,000	953,848
Port Kalama WA Series B (Airport Revenue) , 5.25%, Due 12/1/2015	500,000	528,820			500,000	528,820
Port Moses Lake WA Series A (Property Tax Revenue, XLCA Insured) , 4.25%, Due 12/1/2011	260,000	266,708			260,000	266,708
Port Moses Lake WA Series A (Property Tax Revenue, XLCA Insured) , 4.25%, Due 12/1/2012	200,000	205,370			200,000	205,370
Port Moses Lake WA Series A (Property Tax Revenue, XLCA Insured) , 4.25%, Due 12/1/2013	185,000	189,882			185,000	189,882

Quinault WA Indian Nation Refunded Quinault Beach Series A (Other Revenue, ACA Insured) , 5.80%, Due 12/1/2015	345,000	340,467			345,000	340,467

Quincy WA Water & Sewer Revenue , 4.50%, Due 11/1/2008			590,000	593,186	590,000	593,186

Quincy WA Water & Sewer Revenue , 4.75%, Due 11/1/2009			575,000	583,435	575,000	583,435
Snohomish County WA Public Hospital District #3 Series A , 6.00%, Due 6/1/2010			205,000	205,293	205,000	205,293
Spokane County WA School District #81 (Property Tax Revenue, MBIA Insured) , 0.00%, Due 12/1/2009^			2,720,000	2,654,421	2,720,000	2,654,421
Tacoma WA Department of Public Utility & Light Division (Electric Revenue) , 4.20%, Due 7/1/2008	555,000	558,391			555,000	558,391
Tobacco Settlement Authority WA Asset-Backed , 5.25%, Due 6/1/2009			200,000	203,154	200,000	203,154
Tobacco Settlement Authority WA Tobacco Settlement Revenue Asset-Backed , 6.50%, Due 6/1/2026	1,760,000	1,817,288	5,955,000	6,148,835	7,715,000	7,966,123
Vancouver WA Bond Anticipation Notes Village Park Apartments (Housing Revenue) , 4.20%, Due 3/1/2008	1,000,000	1,000,550			1,000,000	1,000,550
Washington State Health Care Facilities Authority Grays Harbor Community Hospital (HCFR, Radian Insured) , 6.30%, Due 7/1/2030§±			1,900,000	1,900,000	1,900,000	1,900,000

Washington State Public Power Supply System Nuclear Project #1 Series B (Electric Revenue) , 7.25%, Due 7/1/2009	205,000	212,589			205,000	212,589
Washington State Series A & AT6 (Tax Revenue) , 6.25%, Due 2/1/2011	950,000	990,784			950,000	990,784
Washington State Unrefunded Balance Series 93 A (Property Tax Revenue) , 5.75%, Due 10/1/2012			1,185,000	1,256,171	1,185,000	1,256,171
Total Washington		7,064,697		18,372,879		25,437,576
West Virginia - 0.42%
Berkeley County WV Public Sewer (Sewer Revenue) , 4.50%, Due 10/1/2013	630,000	626,491			630,000	626,491
Berkeley County WV Public Sewer (Sewer Revenue) , 4.55%, Due 10/1/2014	545,000	541,839			545,000	541,839

Proforma Portfolio of Investments - December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Limited-Term Tax-Free Fund		Short-Term Municipal Bond Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Berkeley County WV Public Sewer Series A (Sewer Revenue) , 4.375%, Due 10/1/2011			1,175,000	1,167,316	1,175,000	1,167,316
Kanawha County WV (Housing Revenue, FGIC Insured) , 7.375%, Due 9/1/2011	200,000	228,586			200,000	228,586
Ohio County WV Building Commission Medical Center , 7.00%, Due 10/1/2010			255,000	269,619	255,000	269,619

West Virginia Water Development Authority Sewer Systems Loan Program (Sewer Revenue) , 7.10%, Due 11/1/2009	330,000	345,002			330,000	345,002
Total West Virginia		1,741,918		1,436,935		3,178,853
Wisconsin - 4.57%
Badger WI Tobacco Asset Securitization Corporation Asset-Backed (Other Revenue) , 6.125%, Due 6/1/2027	1,765,000	1,825,783	11,140,000	11,523,662	12,905,000	13,349,445
Badger WI Tobacco Asset Securitization Corporation Asset-Backed , 5.00%, Due 6/1/2008			465,000	466,795	465,000	466,795
Badger WI Tobacco Asset Securitization Corporation Asset-Backed , 5.00%, Due 6/1/2009			735,000	744,393	735,000	744,393
Badger WI Tobacco Asset Securitization Corporation Asset-Backed , 5.75%, Due 6/1/2011			1,805,000	1,886,694	1,805,000	1,886,694
Badger WI Tobacco Asset Securitization Corporation Asset-Backed , 6.00%, Due 6/1/2017			6,450,000	6,551,846	6,450,000	6,551,846
Freedom WI Sanitation District #1 Bond Anticipation Notes (Other Revenue) , 4.90%, Due 6/1/2011			2,875,000	2,903,721	2,875,000	2,903,721
Kronewetter WI Anticipation Notes (Other Revenue) , 4.75%, Due 3/1/2011			2,000,000	2,018,880	2,000,000	2,018,880
Oshkosh WI Don Evans Incorporated Project , 5.05%, Due 12/1/2008			605,000	605,321	605,000	605,321
Oshkosh WI Don Evans Incorporated Project , 5.20%, Due 12/1/2009			650,000	650,787	650,000	650,787
Stevens Point WI CDA Section 8 , 6.50%, Due 9/1/2009			10,000	10,534	10,000	10,534
Wisconsin HEFA Beaver Dam Communities Hospitals Incorporated Class A , 4.25%, Due 8/15/2008			300,000	298,071	300,000	298,071
Wisconsin HEFA Beaver Dam Communities Hospitals Incorporated Class A , 4.50%, Due 8/15/2009			200,000	197,228	200,000	197,228
Wisconsin HEFA Three Pillars Communities , 5.00%, Due 8/15/2010			1,155,000	1,175,675	1,155,000	1,175,675

Wisconsin HEFA Wheaton Franciscan Services Incorporated (HCFR, MBIA Insured) , 6.10%, Due 8/15/2009			2,420,000	2,528,101	2,420,000	2,528,101
Wisconsin Housing & Economic Development Authority Series F , 5.20%, Due 7/1/2018			1,555,000	1,577,843	1,555,000	1,577,843
Total Wisconsin		1,825,783		33,139,551		34,965,334
Wyoming - 0.40%

Converse County WY Memorial Hospital Project Prerefunded (Nursing Home Revenue) , 9.00%, Due 12/1/2010§			2,605,000	3,038,220	2,605,000	3,038,220
Total Wyoming		—		3,038,220		3,038,220

Total Municipal Bonds (Cost $82,234,225, $674,357,346 and $756,591,571, respectively)		82,147,819		674,420,820		756,568,639

Short-Term Investments (a) 0.83%
Muual Funds
Wells Fargo Advantage National Tax-Free Money Market Trust~‡	305,392	305,392	6,083,520	6,083,520	6,388,912	6,388,912

Total Short-Term Investments (Cost $305,392, $6,083,520 and $6,388,912, respectively)		305,392		6,083,520		6,388,912

Total Investments in Securities (Cost $82,539,617, $680,440,866 and $762,980,483, respectively) 99.69%*		82,453,211		680,504,340		762,957,551
Other Assets and Liabilities, Net - 0.31%		752,927		1,588,811		2,341,738

Net Assets 100.00%		$83,206,138		$682,093,151		$765,299,289

§	These securities are subject to a demand feature which reduces the effective maturity.
±	Variable rate investments.
^	Zero coupon bond. Interest rate presented is yield to maturity.
††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
(i)	Illiquid security.
#	Security pledged as collateral for futures transactions. (See Note 2)
~	This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.
‡	Security of an affiliate of the Fund with a cost of $6,388,912
*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these proforma financial statements.

Proforma Statement of Assets and Liabilities – December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Limited-Term Tax-Free Fund	Short-Term Municipal Bond Fund	Proforma Adjustments	Proforma Combined
Assets
Investments
In securities, at market value	$82,147,819	$674,420,820		$756,568,639
Investments in affiliates	305,392	6,083,520		6,388,912

Total investments at market value (see cost below)	82,453,211	680,504,340	—	762,957,551

Cash	50,000	—		50,000
Receivable for Fund shares issued	430	2,264,766		2,265,196
Receivable for investments sold	—	813,707		813,707
Receivables for dividends and interest	1,017,750	7,514,382		8,532,132

Total assets	83,521,391	691,097,195	—	774,618,586

Liabilities
Payable for daily variation margin on futures contracts	—	72,419		72,419
Payable for Fund shares redeemed	—	444,314		444,314
Payable for investments purchased	—	5,557,094		5,557,094
Dividends payable	280,357	2,321,851		2,602,208
Payable to investment advisor and affiliates	15,027	242,071		257,098
Payable for interest rate swaps/spread locks	6,572	138,356		144,928
Accrued expenses and other liabilities	13,297	227,939		241,236

Total liabilities	315,253	9,004,044	—	9,319,297

Total net assets	$83,206,138	$682,093,151	$—	$765,299,289

NET ASSETS CONSIST OF
Paid-in capital	$84,537,760	$693,911,525		$778,449,285
Undistributed net investment income (loss)	(43,790)	(131,047)		(174,837)
Undistributed net realized gain (loss) on investments	(1,194,854)	(11,532,715)		(12,727,569)
Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated in foreign currencies	(86,406)	63,474		(22,932)
Net unrealized appreciation (depreciation) of futures	—	(79,730)		(79,730)
Net unrealized appreciation (depreciation) of options, swap agreements, and short sales	(6,572)	(138,356)		(144,928)

Total net assets	$83,206,138	$682,093,151	$—	$765,299,289

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$3,981,304	NA	$78,618,951 [3,4,6]	$82,600,255
Shares outstanding – Class A	373,495	NA	8,063,712	8,437,207
Net asset value per share – Class A	$10.66	NA		$9.79
Maximum offering price per share – Class A2	$10.99	NA		$10.09
Net assets – Class B	$208,324	NA	$(208,324)[4]	$—
Shares outstanding – Class B	19,562	NA	(19,562)	—
Net asset value and offering price per share – Class B	$10.65	NA		$—
Net assets – Class C	$605,883	$3,589,453		$4,195,336
Shares outstanding – Class C	56,942	367,148	4,881 [5]	428,971
Net asset value and offering price per share – Class C	$10.64	$9.78		$9.78
Net assets – Administrator Class	$78,410,627	NA	$(78,410,627)[6]	$—
Shares outstanding – Administrator Class	7,358,275	NA	(7,358,275)	—
Net asset value and offering price per share – Administrator Class	$10.66	NA		$—
Net assets – Investor Class	NA	$678,503,698		$678,503,698
Shares outstanding – Investor Class	NA	69,329,850		69,329,850
Net asset value and offering price per share – Investor Class	NA	$9.79		$9.79

Investments at cost	$82,539,617	$680,440,866	$—	$762,980,483

[1]	Each Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/97 of net asset value. On investment of $50,000 or more, the offering price is reduced.
[3]

Class A shares of National Limited-Term Tax-Free Fund are exchanged for new A shares of Short-Term Municipal Bond Fund, to be established upon consummation of the merger, in an amount equal to the total value of the National Limited-Term Tax-Free Fund A shares divided by current per share value of the new Short-Term Municipal Bond Fund A shares (presumed to equal the Short-Term Municipal Bond Fund Investor Class share value in this proforma).

[4]

Class B shares of National Limited-Term Tax-Free Fund are exchanged for new A shares of Short-Term Municipal Bond Fund, to be established upon consummation of the merger, in an amount equal to the total value of the National Limited-Term Tax-Free Fund B shares divided by current per share value of the new Short-Term Municipal Bond Fund A shares (presumed to equal the Short-Term Municipal Bond Fund Investor Class share value in this proforma).

[5]

Class C shares of National Limited-Term Tax-Free Fund are exchanged for C shares of Short-Term Municipal Bond Fund in an amount equal to the total value of the National Limited-Term Tax-Free Fund C shares divided by current per share value of the Short-Term Municipal Bond Fund C shares.

[6]

Administrator Class shares of National Limited-Term Tax-Free Fund are exchanged for new A shares of Short-Term Municipal Bond Fund, to be established upon consummation of the merger, in an amount equal to the total value of the National Limited-Term Tax-Free Fund Adm shares divided by current per share value of the new Short-Term Municipal Bond Fund A shares (presumed to equal the Short-Term Muni Bond Fund Investor Class share value in this proforma).

The accompanying notes are an integral part of these proforma financial statements.

Proforma Statement of Operations - For the Twelve Months Ended December 31, 2007 (Unaudited)	Wells Fargo Advantage Funds

	National Limited-Term Tax-Free Fund	Short-Term Municipal Bond Fund	Proforma Adjustments	Proforma Combined
Investment Income
Interest	$3,865,710	$29,770,677		$33,636,387
Income from affiliated securities	57,237	427,615		484,852

Total investment income	3,922,947	30,198,292	—	34,121,239

Expenses
Advisory fees	350,411	2,577,040	(32,248)[1]	2,895,203
Administration fees
Fund Level	43,801	332,582	1,503 [1]	377,886
Class A	9,357	—	235,198 [1]	244,555
Class B	873	—	(873)[1]	—
Class C	1,771	7,355	1,286 [1]	10,412
Administrator Class	83,316	—	(83,316)[1]	—
Investor Class	—	2,648,368		2,648,368
Custody fees	17,520	133,032		150,552
Shareholder servicing fees	218,715	1,630,552		1,849,267
Accounting fees	42,293	65,696	(33,638)[1]	74,351
Distribution fees
Class B	2,338	—		2,338
Class C	4,744	23,033		27,777
Professional fees	20,802	30,671	(16,761)[2]	34,712
Registration fees	24,364	41,638	(18,879)[2]	47,123
Shareholder reports	6,485	50,585	(14,268)[2]	42,802
Trustees’ fees	9,133	9,133	(7,930)[2]	10,336
Other fees and expenses	1,091	11,414	413 [2]	12,918

Total expenses	837,014	7,561,099	30,487	8,428,600

Less
Waived fees and reimbursed expenses	(294,001)	(3,142,949)	(30,487)	(3,467,437)
Net expenses	543,013	4,418,150	—	4,961,163

Net investment income (loss)	3,379,934	25,780,142	—	29,160,076

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) from
Securities, foreign currencies and foreign currency translation	(32,476)	(710,904)		(743,380)
Futures transactions	30,987	302,092		333,079
Options, swap agreements and short sale transactions	(24,536)	(699,031)		(723,567)

Net realized gain (loss) from Investments	(26,025)	(1,107,843)	—	(1,133,868)

Net change in unrealized appreciation (depreciation) of
Securities, foreign currencies and foreign currency translation	(208,143)	1,095,555		887,412
Futures transactions	—	(79,730)		(79,730)
Options, swap agreements and short sale transactions	(6,572)	(138,356)		(144,928)

Net change in unrealized appreciation (depreciation) of investments	(214,715)	877,469	—	662,754

Net realized and unrealized gain (loss) on investments	(240,740)	(230,374)	—	(471,114)

Net increase (decrease) in net assets resulting from operations	$3,139,194	$25,549,768	$—	$28,688,962

[1]	Based on contractual agreements of the surviving fund.
[2]	Estimated cost increases (savings) as a result of merging the funds.

The accompanying notes are an integral part of these proforma financial statements.

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Overseas Fund		International Equity Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Common Stocks - 96.54%
Australia - 4.22%
AXA Asia Pacific Holdings Limited	116,905	$809,139	411,208	$2,846,109	528,113	$3,655,248
Bluescope Steel Limited			264,200	2,520,210	264,200	2,520,210
Boral Limited			264,000	1,684,334	264,000	1,684,334
Commonwealth Bank of Australia			44,000	2,201,660	44,000	2,201,660
CSR Limited			192,000	529,855	192,000	529,855
OneSteel Limited			222,900	1,364,755	222,900	1,364,755
Orica Limited	29,670	792,464	104,909	2,802,042	134,579	3,594,506
Perilya Limited			253,500	897,524	253,500	897,524
Qantas Airways			574,900	2,846,571	574,900	2,846,571
QBE Insurance Group Limited	29,800	893,775	96,000	2,879,277	125,800	3,773,052
Rio Tinto Limited	14,261	1,369,471	49,835	4,785,611	64,096	6,155,082
Santos Limited	36,529	487,831	286,204	3,822,149	322,733	4,309,980
Telstra Corporation Limited			340,800	1,318,504	340,800	1,318,504
Woodside Petroleum Limited	17,820	793,792	67,950	3,026,834	85,770	3,820,626
Total Australia		5,146,472		33,525,435		38,671,907

Austria - 0.60%
OMV AG	7,570	505,501	26,625	1,777,936	34,195	2,283,437
Voestalpine AG			27,900	2,410,900	27,900	2,410,900
Wiener Staedtische Allgemeine Versicherung AG			11,636	813,022	11,636	813,022
Total Austria		505,501		5,001,858		5,507,359

Belgium - 0.97%
Delhaize Group	9,200	881,575	40,729	3,902,792	49,929	4,784,367
Dexia SA			10,400	314,985	10,400	314,985
Fortis	10,656	313,774	115,637	3,405,016	126,293	3,718,790
Umicore			172	41,106	172	41,106
Total Belgium		1,195,349		7,663,899		8,859,248

Brazil-0.10%
Vivo Participacoes SA ADR			187,890	931,934	187,890	931,934
Total Brazil		—		931,934		931,934

Canada - 0.39%
Canadian Pacific Railway Limited			50,124	3,523,216	50,124	3,523,216
Total Canada		—		3,523,216		3,523,216

China - 1.30%
China Construction Bank Class H			2,326,600	2,121,934	2,326,600	2,121,934
China Life Insurance Company Limited			595,000	3,417,451	595,000	3,417,451
China Petroleum & Chemical Corporation (Sinopec)			1,556,000	1,943,536	1,556,000	1,943,536
Industrial & Commercial Bank of China Limited Class H	1,419,000	994,816	4,846,000	3,397,377	6,265,000	4,392,193
Total China		994,816		10,880,298		11,875,114

Denmark - 0.23%
Danske Bank A/S			29,700	1,205,804	29,700	1,205,804
H. Lundbeck A/S			33,700	915,358	33,700	915,358
Total Denmark		—		2,121,162		2,121,162

Finland - 2.41%
Elcoteq Network Oyj			22,400	151,401	22,400	151,401
Fortum Oyj	17,900	656,998	272,051	9,985,303	289,951	10,642,301
Kemira Oyj			39,200	915,593	39,200	915,593
Metso Oyj	8,870	610,904	29,659	2,042,707	38,529	2,653,611
Nokia Oyj	37,900	1,440,793	105,900	4,025,858	143,800	5,466,651
Rautaruukki Oyj			27,100	1,641,944	27,100	1,641,944
TietoEnator Oyj			25,200	565,598	25,200	565,598
Total Finland		2,708,695		19,328,404		22,037,099

France - 11.00%
Alstom	4,300	874,200	35,972	7,312,992	40,272	8,187,192
Arkema†			910	55,421	910	55,421
BNP Paribas SA			48,500	5,307,205	48,500	5,307,205
Bouygues SA	7,200	621,038	92,187	7,951,620	99,387	8,572,658
Carrefour SA	9,572	670,582	81,810	5,731,331	91,382	6,401,913
CNP Assurances			10,000	1,279,214	10,000	1,279,214
Compagnie de Saint-Gobain			26,600	2,776,104	26,600	2,776,104
Compagnie Generale des Etablissements Michelin	5,903	793,587	29,649	3,985,952	35,552	4,779,539
Credit Agricole SA			33,900	1,307,583	33,900	1,307,583
Electricite de France			52,561	5,557,470	52,561	5,557,470

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Overseas Fund		International Equity Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
LVMH Moet Hennessy Louis Vuitton SA	6,984	837,235	65,567	7,860,112	72,551	8,697,347
PagesJaunes SA	62	1,274			62	1,274
Peugeot SA			16,900	1,394,818	16,900	1,394,818
PPR SA	2,225	418,609	7,607	1,431,173	9,832	1,849,782
Publicis Groupe	15,808	650,092	54,059	2,223,134	69,867	2,873,226
Rallye SA			14,600	1,040,939	14,600	1,040,939
Renault SA			14,500	2,101,114	14,500	2,101,114
Sanofi-Aventis	9,700	821,324	71,200	6,028,684	80,900	6,850,008
Societe Generale			10,600	1,778,733	10,600	1,778,733
Technip SA	9,659	863,579	80,818	7,225,668	90,477	8,089,247
Total SA	18,316	1,489,225	100,600	8,179,515	118,916	9,668,740
Valeo SA			26,899	1,496,669	26,899	1,496,669
Vinci SA			60,038	4,690,616	60,038	4,690,616
Vivendi Universal SA	20,830	879,191	120,955	5,105,260	141,785	5,984,451
Total France		8,919,936		91,821,327		100,741,263

Germany - 11.06%
Allianz SE	4,400	1,028,020	47,244	11,038,129	51,644	12,066,149
Altana AG			6,900	166,279	6,900	166,279
Arcandor AG	18,800	629,446	65,600	2,196,364	84,400	2,825,810
BASF AG			39,300	5,435,840	39,300	5,435,840
Bayer AG			80,176	6,381,703	80,176	6,381,703
Bayerische Motoren Werke AG			14,300	922,285	14,300	922,285
Celesio AG			3,049	192,429	3,049	192,429
Commerzbank AG	11,674	472,593	39,781	1,610,436	51,455	2,083,029
DaimlerChrysler AG	13,000	1,309,473	134,495	13,547,501	147,495	14,856,974
Deutsche Bank AG	8,500	1,095,453	53,200	6,856,245	61,700	7,951,698
Deutsche Lufthansa AG			66,800	1,921,254	66,800	1,921,254
Deutsche Telekom AG			237,935	4,675,305	237,935	4,675,305
E.ON AG	5,100	942,928	19,900	3,679,268	25,000	4,622,196
Fraport AG			42,273	2,922,925	42,273	2,922,925
GEA Group AG	15,451	543,536	54,201	1,906,684	69,652	2,450,220
Heidelberger Druckmaschinen AG			26,900	1,176,820	26,900	1,176,820
IVG Immobilien AG			20,293	756,405	20,293	756,405
Linde AG			35,538	4,413,302	35,538	4,413,302
Muenchener Rueckversicherungs Gesellschaft AG			13,300	2,555,920	13,300	2,555,920
RWE AG			21,776	2,738,729	21,776	2,738,729
Siemens AG	6,100	838,686	43,977	6,046,375	50,077	6,885,061
Thyssenkrupp AG			74,400	4,737,989	74,400	4,737,989
TUI AG			28,200	757,587	28,200	757,587
United Internet AG			59,960	1,350,038	59,960	1,350,038
Wacker Chemie AG			27,539	6,445,231	27,539	6,445,231
Total Germany		6,860,135		94,431,043		101,291,178

Greece - 0.40%
Alpha Bank AE	27,552	960,189	76,628	2,670,491	104,180	3,630,680
Total Greece		960,189		2,670,491		3,630,680

Hong Kong - 7.01%
Bank of East Asia Limited			534,200	2,996,086	534,200	2,996,086
Cheung Kong Holdings Limited	70,000	1,154,383	240,000	3,957,884	310,000	5,112,267
China Merchants Holdings International Company (Hong Kong) Limited			414,600	2,578,633	414,600	2,578,633
China Mobile (Hong Kong) Limited	84,000	1,375,535	427,900	7,007,039	511,900	8,382,574
China Netcom Group Corporation (Hong Kong) Limited			821,700	2,198,571	821,700	2,198,571
China Resources Land (Hong Kong) Limited			1,320,200	2,751,177	1,320,200	2,751,177
China Unicom (Hong Kong) Limited			2,805,100	5,802,274	2,805,100	5,802,274
CITIC Pacific Limited			421,000	2,686,134	421,000	2,686,134
Denway Motors Limited			2,106,500	1,222,086	2,106,500	1,222,086
Guangdong Investment Limited	1,264,000	866,639	2,527,000	1,732,592	3,791,000	2,599,231
Hang Lung Properties Limited	211,000	944,551	728,000	3,258,926	939,000	4,203,477
Hutchinson Whampoa Limited			473,700	5,066,750	473,700	5,066,750
NWS Holdings Limited			596,732	1,403,199	596,732	1,403,199
Orient Overseas International Limited			275,220	2,618,075	275,220	2,618,075
Sun Hung Kai Properties Limited	52,000	876,271	409,800	6,905,690	461,800	7,781,961
Swire Pacific Limited			327,258	3,967,669	327,258	3,967,669
Television Broadcasts Limited	95,000	570,695	320,000	1,922,342	415,000	2,493,037
Tencent Holdings Limited			42,000	271,217	42,000	271,217
Total Hong Kong		5,788,074		58,346,344		64,134,418

India - 0.17%
Infosys Technologies Limited ADR	7,400	358,086	25,500	1,233,945	32,900	1,592,031
Total India		358,086		1,233,945		1,592,031

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Overseas Fund		International Equity Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Ireland - 0.52%
Allied Irish Banks plc			36,500	884,798	36,500	884,798
Irish Life & Permanent plc			65,300	1,447,925	65,300	1,447,925

Connemara Green Marble Quarries plc(a)	254,000	—			254,000	—
Experian Group Limited	51,240	542,006	174,450	1,845,295	225,690	2,387,301
Total Ireland		542,006		4,178,018		4,720,024

Italy - 2.40%
ENI SpA	32,800	1,215,577	217,330	8,054,310	250,130	9,269,887
Fiat SpA			130,800	3,955,950	130,800	3,955,950
Hera SpA			45,030	185,889	45,030	185,889
Intesa Sanpaolo			276,875	2,137,886	276,875	2,137,886
Mediobanca SpA			76,591	1,675,350	76,591	1,675,350
UniCredito Italiano SpA	77,300	661,353	290,100	2,481,997	367,400	3,143,350
Unione di Banche Italiane Scpa			61,200	1,644,997	61,200	1,644,997
Total Italy		1,876,930		20,136,379		22,013,309

Japan - 16.43%
ACOM Company Limited			9,000	200,583	9,000	200,583
Alpine Electronics Incorporated			34,300	505,251	34,300	505,251
Alps Electric Company Limited			58,600	705,047	58,600	705,047
Asahi Breweries Limited			300	4,571	300	4,571
Asahi Kasei Corporation			183,000	1,478,466	183,000	1,478,466
Bank of Yokohama Limited	51,000	352,092	181,000	1,249,580	232,000	1,601,672
Central Glass Company Limited			161,000	811,553	161,000	811,553
Chugai Pharmaceutical Company Limited			72,900	1,203,946	72,900	1,203,946
Cosmo Oil Company Limited			321,000	1,531,433	321,000	1,531,433
Credit Saison Company Limited			135,900	3,502,059	135,900	3,502,059
Denki Kagaku Kogyo Kabushiki Kaisha			342,000	1,920,428	342,000	1,920,428
East Japan Railway Company	110	867,627	351	2,768,520	461	3,636,147
FamilyMart Company Limited			49,800	1,298,490	49,800	1,298,490
Fanuc Limited	8,900	907,317	30,300	3,088,957	39,200	3,996,274
Fuji Heavy Industries Limited			174,000	764,985	174,000	764,985
Fujitsu Limited	68,000	480,703	234,000	1,654,185	302,000	2,134,888
Hitachi Capital Corporation			51,100	642,837	51,100	642,837
Hokkaido Electric Power Company Incorporated			68,300	1,477,608	68,300	1,477,608
Honda Motor Company Limited			61,800	2,076,768	61,800	2,076,768
Ibiden Company Limited	6,800	572,463	23,300	1,961,529	30,100	2,533,992
Inpex Holdings Incorporated	78	801,288	265	2,722,326	343	3,523,614
Isetan Company Limited	57,200	771,365	194,900	2,628,304	252,100	3,399,669
Japan Tobacco Incorporated			972	5,339,590	972	5,339,590
Jupiter Telecommunications Company Limited†			3,399	2,639,540	3,399	2,639,540
Kansai Electric Power Company Incorporated			68,100	1,556,283	68,100	1,556,283
Kao Corporation	33,000	985,418	106,000	3,165,281	139,000	4,150,699
Kirin Brewery Company Limited			130,700	1,729,543	130,700	1,729,543
Maeda Road Construction Company Limited			102,000	893,327	102,000	893,327
Marubeni Corporation			325,400	2,985,867	325,400	2,985,867
Matsushita Electric Industrial Company Limited			77,000	1,444,609	77,000	1,444,609
Mitsubishi Chemical Holdings Corporation			180,200	1,568,798	180,200	1,568,798
Mitsubishi Corporation	32,000	1,014,060	108,500	3,438,297	140,500	4,452,357
Mitsubishi Estate Company Limited			72,000	2,062,247	72,000	2,062,247
Mitsubishi Heavy Industries Limited			853,600	5,580,931	853,600	5,580,931
Mitsubishi UFJ Financial Group Incorporated	57	538,117	195	1,840,926	252	2,379,043
Mitsui Fudosan Company Limited	45,000	1,249,728	218,651	6,072,317	263,651	7,322,045
Murata Manufacturing Company Limited	14,400	1,038,019	49,100	3,539,355	63,500	4,577,374
Nippon Electric Glass Company Limited	62,000	998,564	213,000	3,430,549	275,000	4,429,113
Nippon Oil Corporation			248,000	2,303,713	248,000	2,303,713
Nippon Steel Corporation			12,000	86,397	12,000	86,397
Nippon Telegraph & Telephone Corporation			600	2,805,032	600	2,805,032
Nissan Motor Company Limited			145,200	1,454,971	145,200	1,454,971
Nomura Holdings Incorporated	36,600	613,691	283,000	4,745,205	319,600	5,358,896
Nomura Research Institute Limited	10,700	364,228	36,400	1,239,055	47,100	1,603,283
NTT DoCoMo Incorporated			1,800	2,569,973	1,800	2,569,973
Oji Paper Company Limited			276,000	1,335,968	276,000	1,335,968
Orix Corporation			14,510	3,309,642	14,510	3,309,642
Promise Company Limited			19,400	472,903	19,400	472,903
Rengo Company Limited			103,000	694,946	103,000	694,946
Ricoh Company Limited			66,000	1,396,248	66,000	1,396,248
Ryosan Company Limited			43,200	1,081,269	43,200	1,081,269
Sankyo Company Limited			31,900	1,291,386	31,900	1,291,386
Santen Pharmaceutical Company Limited			36,800	921,081	36,800	921,081

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Overseas Fund		International Equity Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Seiko Epson Corporation			11,800	292,265	11,800	292,265
Shin-Etsu Chemical Company Limited	7,200	497,697	24,600	1,700,466	31,800	2,198,163
Showa Shell Sekiyu KK			60,400	776,658	60,400	776,658
Sumitomo Bakelite Company Limited			154,000	886,206	154,000	886,206
Sumitomo Corporation			137,500	2,657,467	137,500	2,657,467
Sumitomo Metal Industries Limited	199,000	1,160,754	679,000	3,960,562	878,000	5,121,316
Sumitomo Trust & Banking Company Limited	51,000	385,836	258,000	1,951,874	309,000	2,337,710
Takefuji Corporation			11,800	234,223	11,800	234,223
Tanabe Seiyaku Company Limited			155,000	1,956,645	155,000	1,956,645
Tokyo Electric Power Company Incorporated			19,900	502,416	19,900	502,416
Tokyu Land Corporation			116,500	1,169,412	116,500	1,169,412
Toppan Printing Company Limited			96,000	988,708	96,000	988,708
Toshiba TEC Corporation			209,000	1,291,864	209,000	1,291,864
Toyota Motor Corporation	17,000	1,003,439	113,500	6,699,429	130,500	7,702,868
Urban Corporation			116,400	1,887,896	116,400	1,887,896
Yamaha Motor Company Limited	15,500	395,377	53,000	1,351,935	68,500	1,747,312
Total Japan		14,997,783		135,500,701		150,498,484

Luxembourg - 0.89%
Arcelormittal	14,288	1,127,694	48,462	3,824,911	62,750	4,952,605
RTL Group SA			10,658	1,082,837	10,658	1,082,837
Tenaris SA			52,192	1,378,311	52,192	1,378,311
Tenaris SA ADR			14,600	768,252	14,600	768,252
Total Luxembourg		1,127,694		7,054,311		8,182,005

Mexico - 0.22%
Grupo Televisa SA ADR			83,700	2,023,029	83,700	2,023,029
Total Mexico		—		2,023,029		2,023,029

Netherlands - 2.83%
Aegon NV			194,200	3,719,012	194,200	3,719,012
ASML Holding NV†	22,900	759,208	230,651	7,646,816	253,551	8,406,024
ING Groep NV	6,400	284,094	111,300	4,940,565	117,700	5,224,659
Koninklijke (Royal) KPN NV	26,700	463,345	146,300	2,538,852	173,000	3,002,197
Randstad Holdings NV	8,500	459,489	29,600	1,600,103	38,100	2,059,592
Wolters Kluwer NV	26,300	780,798	91,100	2,704,590	117,400	3,485,388
Total Netherlands		2,746,934		23,149,938		25,896,872

Norway - 1.49%
Cermaq ASA			74,400	1,380,014	74,400	1,380,014
Norsk Hydro ASA			46,800	2,035,632	46,800	2,035,632
Orkla ASA			222,802	3,979,751	222,802	3,979,751
Renewable Energy Corporation AS†			35,150	1,620,176	35,150	1,620,176
Seadrill Limited†			206,300	4,639,717	206,300	4,639,717
Total Norway		—		13,655,290		13,655,290

Portugal - 0.13%
Banco Comercial Portugues SA			281,300	1,167,253	281,300	1,167,253
Total Portugal		—		1,167,253		1,167,253

Qatar - 0.03%
Industries Qatar			8,356	293,914	8,356	293,914
Total Qater		—		293,914		293,914

Russia - 1.79%
Gazprom ADR			15,400	675,290	15,400	675,290
Lukoil ADR	10,135	844,246	93,002	7,747,067	103,137	8,591,313
Mining & Metallurgical Company Norilsk Nickel GDR			7,000	1,904,000	7,000	1,904,000
RAO Unified Energy System GDR			27,003	3,267,363	27,003	3,267,363
VTB Bank OJSC GDR††	48,803	436,787	169,564	1,517,598	218,367	1,954,385
Total Russia		1,281,033		15,111,318		16,392,351

Singapore - 1.01%
CapitaLand Limited	113,000	619,960	395,000	2,167,115	508,000	2,787,075
MobilOne Limited			389,791	537,914	389,791	537,914
Neptune Orient Lines Limited			398,000	1,419,993	398,000	1,419,993
Oversea-Chinese Banking Corporation Limited			117,300	702,773	117,300	702,773
Singapore Airlines Limited†			107,333	1,372,826	107,333	1,372,826
Singapore Telecommunications Limited			121,000	327,445	121,000	327,445
United Overseas Bank Limited	34,000	505,823	109,000	1,621,609	143,000	2,127,432
Total Singapore		1,125,783		8,149,675		9,275,458

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Overseas Fund		International Equity Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
South Africa - 0.16%
MTN Group Limited			5,973	90,601	5,973	90,601
Naspers Limited			50,519	1,400,743	50,519	1,400,743
Total South Africa		—		1,491,344		1,491,344

South Korea - 1.16%
Hana Financial Group Incorporated			46,239	2,180,084	46,239	2,180,084
Kookmin Bank			54,358	4,525,874	54,358	4,525,874
NHN Corporation†			17,064	3,949,033	17,064	3,949,033
Total South Korea		—		10,654,991		10,654,991

Spain - 3.00%
Indra Sistemas SA	18,768	507,677	63,799	1,725,773	82,567	2,233,450
Banco Bilbao Vizcaya Argentaria SA			61,000	1,429,993	61,000	1,429,993
Repsol YPF SA			104,000	3,714,868	104,000	3,714,868
Banco Santander Central Hispano SA			210,200	4,085,366	210,200	4,085,366
Telefonica SA	29,200	817,345	318,459	8,914,073	347,659	9,731,418
Industria de Diseno Textil SA			43,426	2,926,482	43,426	2,926,482
Gamesa Corporation Tecnologica SA			81,193	3,317,001	81,193	3,317,001
Total Spain		1,325,022		26,113,556		27,438,578

Sweden - 1.47%
Assa Abloy AB Class B			12,400	257,367	12,400	257,367
Electrolux AB Class B			40,900	866,351	40,900	866,351
Nordea AB			164,600	2,868,450	164,600	2,868,450
Skanska AB Class B	20,300	402,434	68,800	1,363,914	89,100	1,766,348
Swedbank AB	15,522	519,078	54,307	1,816,104	69,829	2,335,182
Telefonaktiebolaget LM Ericsson Class B	181,000	724,663	616,400	2,467,857	797,400	3,192,520
Volvo AB Class B			126,500	2,203,508	126,500	2,203,508
Total Sweden		1,646,175		11,843,551		13,489,726

Switzerland - 7.48%
Adecco SA			34,289	2,027,741	34,289	2,027,741
Baloise Holding AG			9,900	1,001,692	9,900	1,001,692
Ciba Specialty Chemicals AG			16,900	861,512	16,900	861,512
Credit Suisse Group	10,900	723,702	106,300	7,057,754	117,200	7,781,456
Georg Fischer AG			3,100	2,134,121	3,100	2,134,121
Holcim Limited	8,700	960,979	45,660	5,043,484	54,360	6,004,463
Nestle SA			21,019	9,442,076	21,019	9,442,076
Novartis AG	17,000	938,158	85,000	4,690,788	102,000	5,628,946
Novartis AG ADR	11,220	616,650			11,220	616,650
Rieter Holding AG			3,600	1,948,035	3,600	1,948,035
Roche Holdings AG Genusschein	8,463	1,534,498	54,517	9,884,937	62,980	11,419,435
Roche Holdings AG - Bearer Shares			5,324	1,113,044	5,324	1,113,044
Swiss Reinsurance			54,950	4,894,408	54,950	4,894,408
Swisscom AG			5,600	2,129,611	5,600	2,129,611
UBS AG	12,700	682,860	62,300	3,349,779	75,000	4,032,639
Valora Holding AG			2,900	580,125	2,900	580,125
Verwaltungs-Und Privat-Bank AG			6,400	1,550,183	6,400	1,550,183
Zurich Financial Services AG	3,100	929,933	14,800	4,439,680	17,900	5,369,613
Total Switzerland		6,386,780		62,148,970		68,535,750

Taiwan - 0.25%
Taiwan Semiconductor Manufacturing Company Limited ADR	47,033	475,974	176,578	1,786,969	223,611	2,262,943
Total Taiwan		475,974		1,786,969		2,262,943

United Kingdom - 15.36%
Alliance & Leicester plc			117,400	1,902,382	117,400	1,902,382
AstraZeneca plc			71,300	3,572,586	71,300	3,572,586
Aviva plc	58,500	880,923	258,624	3,894,493	317,124	4,775,416
BAE Systems plc	86,000	868,340	317,400	3,204,782	403,400	4,073,122
Barclays plc	65,000	791,953	582,880	7,101,748	647,880	7,893,701
Barratt Developments plc			93,600	1,432,458	93,600	1,432,458
BP plc			288,400	3,348,617	288,400	3,348,617
Bradford & Bingley plc			129,100	800,338	129,100	800,338
Brit Insurance Holdings plc			298,800	2,087,736	298,800	2,087,736
British Sky Broadcasting plc	71,000	1,009,596	244,720	3,479,835	315,720	4,489,431
BT Group plc			569,600	3,577,772	569,600	3,577,772
DS Smith plc			374,500	1,430,925	374,500	1,430,925
DSG International plc			677,500	1,871,317	677,500	1,871,317
easyJet plc†	37,200	399,202	126,900	1,361,794	164,100	1,760,996
EMAP plc	39,166	704,373	152,260	2,738,288	191,426	3,442,661

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Overseas Fund		International Equity Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
GKN plc			283,000	2,049,718	283,000	2,049,718
GlaxoSmithKline plc	28,800	764,252	274,180	7,275,789	302,980	8,040,041
GlaxoSmithKline plc ADR	19,000	1,010,800			19,000	1,010,800
HBOS plc			202,200	3,783,286	202,200	3,783,286
HSBC Holdings plc			74,800	1,384,250	74,800	1,384,250
Invesco plc	33,100	447,984	116,200	1,572,680	149,300	2,020,664
Johnson Matthey plc	12,231	417,159	41,641	1,420,238	53,872	1,837,397
Legal & General Group plc	510,400	1,395,152	924,600	2,527,346	1,435,000	3,922,498
Lloyds TSB Group plc			743,792	8,255,732	743,792	8,255,732
National Grid plc	56,338	903,695	514,856	8,258,596	571,194	9,162,291
Northern Foods plc			348,700	697,386	348,700	697,386
OAO TMK GDR			16,247	671,001	16,247	671,001
Old Mutual plc			477,500	1,566,070	477,500	1,566,070
Rolls Royce Group plc	67,227	718,678	403,222	4,310,572	470,449	5,029,250
Royal & Sun Alliance Insurance Group plc			699,200	2,210,214	699,200	2,210,214
Royal Bank of Scotland Group plc			93,600	1,005,401	93,600	1,005,401
Royal Dutch Shell plc Class A	22,200	916,143	125,541	5,180,788	147,741	6,096,931
Royal Dutch Shell plc Class B			138,000	5,680,825	138,000	5,680,825
Scottish & Newcastle plc			154,930	1,938,368	154,930	1,938,368
Smiths Group plc	20,760	454,056	90,773	1,985,365	111,533	2,439,421
Standard Chartered plc			92,521	3,028,759	92,521	3,028,759
Tate & Lyle plc			83,000	683,515	83,000	683,515
Taylor Woodrow plc			303,500	1,712,296	303,500	1,712,296
Vodafone Group plc	323,260	1,167,350	3,200,625	11,558,031	3,523,885	12,725,381
William Morrison Supermarkets plc			806,122	4,655,208	806,122	4,655,208
Wolseley plc	15,233	257,592	53,457	903,965	68,690	1,161,557
Yell Group plc	37,200	326,516	130,550	1,145,878	167,750	1,472,394
Total United Kingdom		13,433,764		127,266,348		140,700,112

USA - 0.06%
DryShips Incorporated			6,400	581,440	6,400	581,440
Total USA		—		581,440		581,440

Total Common Stocks (Cost $64,560,579, $612,601,076 and $677,161,655, respectively)		80,403,131		803,786,351		884,189,482

Rights - 0.00%
Citic Pacific Rights†			16,840	12,737	16,840	12,737

Total Rights		—		12,737	—	12,737

Collateral for Securities Lending - 2.93%
Collateral Invested In Money Market Funds
Bank of New York Institutional Cash Reserve Fund		2,228,673		24,583,423		26,812,096
Total Collateral Invested In Money Market Funds		2,228,673		24,583,423		26,812,096

Total Collateral for Securities Lending (Cost $2,228,673, $24,583,423 and $26,812,096, respectively)		2,228,673		24,583,423		26,812,096

Short-Term Investments (a) - 3.13%
Mutual Funds
Wells Fargo Advantage Money Market Trust~‡		1,681,702		26,961,219		28,642,921
Total Mutual Funds		1,681,702		26,961,219		28,642,921

Total Short-Term Investments (Cost $1,681,702, $26,961,219 and $28,642,921, respectively)		1,681,702		26,961,219		28,642,921

Total Investments in Securities (Cost $68,470,954, $664,145,718 and $732,616,672, respectively) 102.60%*		84,313,506		855,343,730		939,657,236
Other Assets and Liabilities, Net ( -2.60%)		(2,280,788)		(21,546,633)		(23,827,421)

Net Assets 100.0%		$82,032,718		$833,797,097		$915,829,815

†	Non-income earning securities.
(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.
††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
~	This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.
‡	Security of an affiliate of the fund with a cost of $1,681,702, $26,961,219, $28,642,921 respectively)
*	Cost for federal income tax purposes is $68,470,954, $664,145,718, and $732,616,672, respectively)

The accompanying notes are an integral part of these proforma financial statements.

Proforma Statement of Assets and Liabilities - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Overseas Fund	International Equity Fund	Proforma Adjustments	Proforma Combined
Assets
Investments
In securities, at market value	$80,403,131	$803,799,088		$884,202,219
Collateral for securities loaned	2,228,673	24,583,423		26,812,096
Investments in affiliates	1,681,702	26,961,219		28,642,921

Total investments at market value (see cost below)	84,313,506	855,343,730	—	939,657,236

Cash	—	50,000		50,000
Foreign currency, at value	—	4,586,332		4,586,332
Receivable for Fund shares issued	5,095	96,647		101,742
Receivable for investments sold	910,679	6,514,296		7,424,975
Receivables for dividends and interest	189,170	2,516,995		2,706,165

Total assets	85,418,450	869,108,000	—	954,526,450

Liabilities
Payable for Fund shares redeemed	68,949	245,278		314,227
Payable for investments purchased	1,034,534	9,490,283		10,524,817
Payable to investment advisor and affiliates	49,797	642,169		691,966
Payable for securities loaned	2,228,673	24,583,423		26,812,096
Accrued expenses and other liabilities	3,779	349,750		353,529

Total liabilities	3,385,732	35,310,903	—	38,696,635

Total net assets	$82,032,718	$833,797,097	$—	$915,829,815

NET ASSETS CONSIST OF
Paid-in capital	$64,979,376	$573,567,914		$638,547,290
Undistributed net investment income (loss)	643,507	10,211,558		10,855,065
Undistributed net realized gain (loss) on investments	566,646	58,717,943		59,284,589
Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated in foreign currencies	15,843,189	191,299,682		207,142,871

Total net assets	$82,032,718	$833,797,097	$—	$915,829,815

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	NA	$62,693,045		$62,693,045
Shares outstanding – Class A	NA	3,216,672		3,216,672
Net asset value per share – Class A	NA	$19.49		$19.49
Maximum offering price per share – Class A2	NA	$20.68		$20.68
Net assets – Class B	NA	$9,579,347		$9,579,347
Shares outstanding – Class B	NA	517,123		517,123
Net asset value and offering price per share – Class B	NA	$18.52		$18.52
Net assets – Class C	NA	$1,960,879		$1,960,879
Shares outstanding – Class C	NA	106,200		106,200
Net asset value and offering price per share – Class C	NA	$18.46		$18.46
Net assets – Administrator Class	NA	$689,807,859		$689,807,859
Shares outstanding – Administrator Class	NA	35,412,072		35,412,072
Net asset value and offering price per share – Administrator Class	NA	$19.48		$19.48
Net assets – Institutional Class	$9,080,258	$69,755,967		$78,836,225
Shares outstanding – Institutional Class	654,093	3,577,958	(189,168)[3]	4,042,883
Net asset value and offering price per share – Institutional Class	$13.88	$19.50		$19.50
Net assets – Investor Class	$72,952,460	NA		$72,952,460
Shares outstanding – Investor Class	5,286,099	NA	(1,541,106)[4]	3,744,993
Net asset value and offering price per share – Investor Class	$13.80	NA		$19.48

Investments at cost	$68,470,954	$664,145,718	$—	$732,616,672

Foreign currencies at cost	$—	$4,513,214	$—	$4,513,214

Securities on loan, at market value	$2,134,561	$23,444,573	$—	$25,579,134

[1]	Each Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investment of $50,000 or more, the offering price is reduced.
[3]

Institutional Class shares (“I shares”) of Overseas Fund are exchanged for I shares of International Equity Fund in an amount equal to the total value of the Overseas Fund I shares divided by the current per share value of the International Equity Fund I shares.

[4]

Investor Class shares (“Inv shares”) of Overseas Fund are exchanged for new Inv shares of International Equity Fund, to be established upon consummation of the merger, in an amount equal to the total value of the Overseas Fund Inv shares divided by current per share value of the new International Equity Fund Inv shares (presumed to equal the International Equity Fund Administrator Class share value in this proforma).

The accompanying notes are an integral part of these proforma financial statements.

Proforma Statement of Operations - For the Twelve Months Ended September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Overseas Fund	International Equity Fund	Proforma Adjustments	Proforma Combined
Investment Income
Dividends(a)	$1,918,841	$21,408,778		$23,327,619
Income from affiliated securities	50,914	724,667		775,581
Securities lending income, net	38,707	497,761		536,468

Total investment income	2,008,462	22,631,206	—	24,639,668

Expenses
Advisory fees	715,961	7,578,696	(16,321)[1]	8,278,336
Administration fees
Fund Level	37,682	407,188		444,870
Class A	—	161,031		161,031
Class B	—	36,130		36,130
Class C	—	5,224		5,224
Administrator Class	—	695,999		695,999
Institutional Class	5,787	36,876		42,663
Investor Class	272,524	—		272,524
Custody fees	75,364	814,376		889,740
Shareholder servicing fees	170,328	1,920,699	7,408 [1]	2,098,435
Accounting fees	31,403	152,033	(17,334)[1]	166,102
Distribution fees
Class B	—	96,777		96,777
Class C	—	13,992		13,992
Professional fees	28,660	39,764	(24,980)[2]	43,444
Registration fees	24,873	121,267	(13,651)[2]	132,489
Shareholder reports	18,660	341,394	(90,014)[2]	270,040
Trustees’ fees	8,955	8,955	(8,065)[2]	9,845
Other fees and expenses	10,150	53,884	(5,225)[2]	58,809

Total expenses	1,400,347	12,484,285	(168,182)	13,716,450

Less
Waived fees and reimbursed expenses	(336,755)	(2,102,162)	168,182	(2,270,735)
Net expenses	1,063,592	10,382,123	—	11,445,715

Net investment income (loss)	944,870	12,249,083	—	13,193,953

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from Securities, foreign currencies and foreign currency translation	8,380,783	112,938,262		121,319,045

Net realized gain (loss) from Investments	8,380,783	112,938,262	—	121,319,045

Net change in unrealized appreciation (depreciation) of Securities, foreign currencies and foreign currency translation	6,746,628	51,673,148		58,419,776

Net change in unrealized appreciation (depreciation) of investments	6,746,628	51,673,148	—	58,419,776

Net realized and unrealized gain (loss) on investments	15,127,411	164,611,410	—	179,738,821

Net increase (decrease) in net assets resulting from operations	$16,072,281	$176,860,493	$—	$192,932,774

[a] Net of foreign withholding taxes of	$164,835	$1,929,836	$—	$2,094,671

[1]	Based on contractual agreements of the surviving fund.
[2]	Estimated cost increases (savings) as a result of merging the funds.

The accompanying notes are an integral part of these proforma financial statements.

Balanced Fund/Asset Allocation Fund

Notes to Proforma Financial Statements (Unaudited)

1. BASIS OF COMBINATION

At its November 7, 2007, regular quarterly meeting, the Wells Fargo Funds Trust Board of Trustees (“Board”) unanimously approved a set of initiatives designed to streamline the Wells Fargo Advantage Funds® and standardize share classes across the fund family.

As part of these initiatives the Board unanimously approved the reorganization (“Reorganization”) of the Wells Fargo Advantage Balanced Fund (“Target Fund”) into the Wells Fargo Advantage Asset Allocation Fund (“Acquiring Fund”).

The Reorganization is subject to the satisfaction of certain conditions, including approval by the Target Fund shareholders. A special meeting of the shareholders of the Target Fund is expected to be held in the second quarter of 2008 for the purpose of enabling shareholders to vote on whether to approve the Reorganization.

If shareholders of the Target Fund approve the Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund in an amount equal to the then current value of the Target Fund shares. Upon completion of the Reorganization, the Target Fund will liquidate by distributing the Acquiring Fund shares to the Target Fund shareholders, so that Target Fund shareholders would receive shares of a corresponding class of the Acquiring Fund with a total value equal to the then current value of their Target Fund shares, cease operations and dissolve.

The Reorganization is structured as a tax-free transaction and it is anticipated that no gain or loss for federal income tax purposes would be recognized by shareholders as a result of the Reorganization. Shareholders should consult with their own tax advisors regarding the application of tax laws and this transaction to their particular situations. Additionally, Fund shareholders will not incur any sales loads or similar transaction charges or bear any of the costs associated with the Reorganization.

Prior to the Reorganization, Target Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in each Target Fund’s prospectus. The proposed Reorganization, if approved by shareholders, is expected to occur during the third quarter of 2008.

The unaudited proforma portfolio of investments and statement of assets and liabilities reflect the financial position of the Target Fund and the Acquiring Fund on September 30, 2007. The unaudited proforma statement of operations reflects the results of operations of the Target Fund and the Acquiring Fund for the twelve months ended September 30, 2007. These statements have been derived from the Target Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States.

The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-reorganization periods will not be restated. The fiscal year end is September 30 for both the Target Fund and the Acquiring Fund. Following the proposed Reorganization, the Acquiring Fund will be the accounting survivor.

2. PORTFOLIO VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Funds’ Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by the Funds’ Fair Valuation Procedures approved by the Board.

3. CAPITAL SHARES

The proforma net asset value per share assumes the issuance of shares of the Acquiring Fund that would have been issued at September 30, 2007, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of the shares of the Target Fund as of September 30, 2007, divided by the net asset value per share of the shares of the Acquiring Fund as of September 30, 2007. The proforma number of shares outstanding by class for the combined fund consists of the following at September 30, 2007:

Class of Shares	Shares of Acquiring Fund Pre- Reorganization	Additional Shares Assumed Issued in Reorganization	Total Shares Outstanding Post- Reorganization
Class A	39,572,395	5,562,226	45,134,621
Class B	6,054,751	0	6,054,751
Class C	2,560,679	0	2,560,679
Administrator	2,143,423	0	2,143,423

5. FEDERAL INCOME TAXES

Each fund has qualified as a “regulated investment company”, as defined under Subchapter M of the Internal Revenue Code (the “Code”). After the Reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes.

Corporate Bond Fund/Income Plus Fund

Notes to Proforma Financial Statements (Unaudited)

1. BASIS OF COMBINATION

At its November 7, 2007, regular quarterly meeting, the Wells Fargo Funds Trust Board of Trustees (“Board”) unanimously approved a set of initiatives designed to streamline the Wells Fargo Advantage Funds® and standardize share classes across the fund family.

As part of these initiatives the Board unanimously approved the reorganization (“Reorganization”)of the Wells Fargo Advantage Corporate Bond Fund (“Target Fund”) into the Wells Fargo Advantage Income Plus Fund (“Acquiring Fund”).

The Reorganization is subject to the satisfaction of certain conditions, including approval by the Target Fund shareholders. A special meeting of the shareholders of the Target Fund is expected to be held in the second quarter of 2008 for the purpose of enabling shareholders to vote on whether to approve the Reorganization.

If shareholders of the Target Fund approve the Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund in an amount equal to the then current value of the Target Fund shares. Upon completion of the Reorganization, the Target Fund will liquidate by distributing the Acquiring Fund shares to the Target Fund shareholders, so that Target Fund shareholders would receive shares of a corresponding class of the Acquiring Fund with a total value equal to the then current value of their Target Fund shares, cease operations and dissolve.

The Reorganization is structured as a tax-free transaction and it is anticipated that no gain or loss for federal income tax purposes would be recognized by shareholders as a result of the Reorganization. Shareholders should consult with their own tax advisors regarding the application of tax laws and this transaction to their particular situations. Additionally, Fund shareholders will not incur any sales loads or similar transaction charges or bear any of the costs associated with the Reorganization.

Prior to the Reorganization, Target Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in each Target Fund’s prospectus. The proposed Reorganization, if approved by shareholders, is expected to occur during the third quarter of 2008.

The unaudited proforma portfolio of investments and statement of assets and liabilities reflect the financial position of the Target Fund and the Acquiring Fund on November 30, 2007. The unaudited proforma statement of operations reflects the results of operations of the Target Fund and the Acquiring Fund for the twelve months ended November 30, 2007. These statements have been derived from the Target Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States.

The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-reorganization periods will not be restated. The fiscal year end is May 31 for both the Target Fund and the Acquiring Fund. Following the proposed Reorganization, the Acquiring Fund will be the accounting survivor.

2. PORTFOLIO VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Funds’ Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by the Funds’ Fair Valuation Procedures approved by the Board.

3. CAPITAL SHARES

The proforma net asset value per share assumes the issuance of shares of the Acquiring Fund that would have been issued at November 30, 2007, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of the shares of the Target Fund as of November 30, 2007, divided by the net asset value per share of the shares of the Acquiring Fund as of November 30, 2007. The proforma number of shares outstanding by class for the combined fund consists of the following at November 30, 2007:

Class of Shares	Shares of Acquiring Fund Pre- Reorganization	Additional Shares Assumed Issued in Reorganization	Total Shares Outstanding Post- Reorganization
Class A	3,624,223	1,472,287	5,096,510
Class B	832,299	0	832,299
Class C	445,401	0	445,401
Institutional	0	2,172,730	2,172,730
Investor	0	18,687,168	18,687,168

5. FEDERAL INCOME TAXES

Each fund has qualified as a “regulated investment company”, as defined under Subchapter M of the Internal Revenue Code (the “Code”). After the Reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes.

High Yield Bond Fund/High Income Fund

Notes to Proforma Financial Statements (Unaudited)

1. BASIS OF COMBINATION

At its November 7, 2007, regular quarterly meeting, the Wells Fargo Funds Trust Board of Trustees (“Board”) unanimously approved a set of initiatives designed to streamline the Wells Fargo Advantage Funds® and standardize share classes across the fund family.

As part of these initiatives the Board unanimously approved the reorganization (“Reorganization”) of the Wells Fargo Advantage High Yield Bond Fund (“Target Fund”) into the Wells Fargo Advantage High Income Fund (“Acquiring Fund”).

The Reorganization is subject to the satisfaction of certain conditions, including approval by the Target Fund shareholders. A special meeting of the shareholders of the Target Fund is expected to be held in the second quarter of 2008 for the purpose of enabling shareholders to vote on whether to approve the Reorganization.

If shareholders of the Target Fund approve the Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund in an amount equal to the then current value of the Target Fund shares. Upon completion of the Reorganization, the Target Fund will liquidate by distributing the Acquiring Fund shares to the Target Fund shareholders, so that Target Fund shareholders would receive shares of a corresponding class of the Acquiring Fund with a total value equal to the then current value of their Target Fund shares, cease operations and dissolve.

The Reorganization is structured as a tax-free transaction and it is anticipated that no gain or loss for federal income tax purposes would be recognized by shareholders as a result of the Reorganization. Shareholders should consult with their own tax advisors regarding the application of tax laws and this transaction to their particular situations. Additionally, Fund shareholders will not incur any sales loads or similar transaction charges or bear any of the costs associated with the Reorganization.

Prior to the Reorganization, Target Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in each Target Fund’s prospectus. The proposed Reorganization, if approved by shareholders, is expected to occur during the third quarter of 2008.

The unaudited proforma portfolio of investments and statement of assets and liabilities reflect the financial position of the Target Fund and the Acquiring Fund on November 30, 2007. The unaudited proforma statement of operations reflects the results of operations of the Target Fund and the Acquiring Fund for the twelve months ended November 30, 2007. These statements have been derived from the Target Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States.

The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-reorganization periods will not be restated. The fiscal year end is May 31 for both the Target Fund and the Acquiring Fund. Following the proposed Reorganization, the Acquiring Fund will be the accounting survivor.

2. PORTFOLIO VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Funds’ Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by the Funds’ Fair Valuation Procedures approved by the Board.

3. CAPITAL SHARES

The proforma net asset value per share assumes the issuance of shares of the Acquiring Fund that would have been issued at November 30, 2007, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of the shares of the Target Fund as of November 30, 2007, divided by the net asset value per share of the shares of the Acquiring Fund as of November 30, 2007. The proforma number of shares outstanding by class for the combined fund consists of the following at November 30, 2007:

Class of Shares	Shares of Acquiring Fund Pre- Reorganization	Additional Shares Assumed Issued in Reorganization	Total Shares Outstanding Post- Reorganization
Class A	0	22,724,436	22,724,436
Class B	0	1,888,123	1,888,123
Class C	0	1,315,922	1,315,922
Advisor	14,384,845	(14,384,845)	0
Institutional	33,851	0	33,851
Investor	26,191,075	0	26,191,075

5. FEDERAL INCOME TAXES

Each fund has qualified as a “regulated investment company”, as defined under Subchapter M of the Internal Revenue Code (the “Code”). After the Reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes.

Intermediate Government Income Fund/Government Securities Fund

Notes to Proforma Financial Statements (Unaudited)

1. BASIS OF COMBINATION

At its November 7, 2007, regular quarterly meeting, the Wells Fargo Funds Trust Board of Trustees (“Board”) unanimously approved a set of initiatives designed to streamline the Wells Fargo Advantage Funds® and standardize share classes across the fund family.

As part of these initiatives the Board unanimously approved the reorganization (“Reorganization”) of the Wells Fargo Advantage Intermediate Government Income Fund (“Target Fund”) into the Wells Fargo Advantage Government Securities Fund (“Acquiring Fund”).

The Reorganization is subject to the satisfaction of certain conditions, including approval by the Target Fund shareholders. A special meeting of the shareholders of the Target Fund is expected to be held in the second quarter of 2008 for the purpose of enabling shareholders to vote on whether to approve the Reorganization.

If shareholders of the Target Fund approve the Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund in an amount equal to the then current value of the Target Fund shares. Upon completion of the Reorganization, the Target Fund will liquidate by distributing the Acquiring Fund shares to the Target Fund shareholders, so that Target Fund shareholders would receive shares of a corresponding class of the Acquiring Fund with a total value equal to the then current value of their Target Fund shares, cease operations and dissolve.

The Reorganization is structured as a tax-free transaction and it is anticipated that no gain or loss for federal income tax purposes would be recognized by shareholders as a result of the Reorganization. Shareholders should consult with their own tax advisors regarding the application of tax laws and this transaction to their particular situations. Additionally, Fund shareholders will not incur any sales loads or similar transaction charges or bear any of the costs associated with the Reorganization.

Prior to the Reorganization, Target Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in each Target Fund’s prospectus. The proposed Reorganization, if approved by shareholders, is expected to occur during the third quarter of 2008.

The unaudited proforma portfolio of investments and statement of assets and liabilities reflect the financial position of the Target Fund and the Acquiring Fund on November 30, 2007. The unaudited proforma statement of operations reflects the results of operations of the Target Fund and the Acquiring Fund for the twelve months ended November 30, 2007. These statements have been derived from the Target Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States.

The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-reorganization periods will not be restated. The fiscal year end is May 31 for both the Target Fund and the Acquiring Fund. Following the proposed Reorganization, the Acquiring Fund will be the accounting survivor.

2. PORTFOLIO VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Funds’ Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by the Funds’ Fair Valuation Procedures approved by the Board.

3. CAPITAL SHARES

The proforma net asset value per share assumes the issuance of shares of the Acquiring Fund that would have been issued at November 30, 2007, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of the shares of the Target Fund as of November 30, 2007, divided by the net asset value per share of the shares of the Acquiring Fund as of November 30, 2007. The proforma number of shares outstanding by class for the combined fund consists of the following at November 30, 2007:

Class of Shares	Shares of Acquiring Fund Pre- Reorganization	Additional Shares Assumed Issued in Reorganization	Total Shares Outstanding Post- Reorganization
Class A	0	16,488,597	16,488,597
Class B	0	1,138,750	1,138,750
Class C	150,489	675,080	825,569
Administrator	14,040,472	21,537,037	35,577,509
Advisor	5,955,605	(5,955,605)	0
Institutional	24,675,414	0	24,675,414
Investor	81,768,299	0	81,768,299

5. FEDERAL INCOME TAXES

Each fund has qualified as a “regulated investment company”, as defined under Subchapter M of the Internal Revenue Code (the “Code”). After the Reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes.

National Limited-Term Tax-Free Fund/Short-Term Municipal Bond Fund

Notes to Proforma Financial Statements (Unaudited)

1. BASIS OF COMBINATION

At its November 7, 2007, regular quarterly meeting, the Wells Fargo Funds Trust Board of Trustees (“Board”) unanimously approved a set of initiatives designed to streamline the Wells Fargo Advantage Funds® and standardize share classes across the fund family.

As part of these initiatives the Board unanimously approved the reorganization (“Reorganization”) of the Wells Fargo Advantage National Limited-Term Tax-Free Fund (“Target Fund”) into the Wells Fargo Advantage Short-Term Municipal Bond Fund (“Acquiring Fund”).

The Reorganization is subject to the satisfaction of certain conditions, including approval by the Target Fund shareholders. A special meeting of the shareholders of the Target Fund is expected to be held in the second quarter of 2008 for the purpose of enabling shareholders to vote on whether to approve the Reorganization. In connection with the Reorganizations, Class B shares of the National Limited-Term Tax-Free Fund were closed to new investors and additional investments from existing shareholders, effective at the close of business December 20, 2007.

If shareholders of the Target Fund approve the Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund in an amount equal to the then current value of the Target Fund shares. Upon completion of the Reorganization, the Target Fund will liquidate by distributing the Acquiring Fund shares to the Target Fund shareholders, so that Target Fund shareholders would receive shares of a corresponding class of the Acquiring Fund with a total value equal to the then current value of their Target Fund shares, cease operations and dissolve.

The Reorganization is structured as a tax-free transaction and it is anticipated that no gain or loss for federal income tax purposes would be recognized by shareholders as a result of the Reorganization. Shareholders should consult with their own tax advisors regarding the application of tax laws and this transaction to their particular situations. Additionally, Fund shareholders will not incur any sales loads or similar transaction charges or bear any of the costs associated with the Reorganization.

Prior to the Reorganization, Target Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in each Target Fund’s prospectus (except for the Class B shares of the National Limited-Term Tax-Free Fund). The proposed Reorganization, if approved by shareholders, is expected to occur during the third quarter of 2008.

The unaudited proforma portfolio of investments and statement of assets and liabilities reflect the financial position of the Target Fund and the Acquiring Fund on December 31, 2007. The unaudited proforma statement of operations reflects the results of operations of the Target Fund and the Acquiring Fund for the twelve months ended December 31, 2007. These statements have been derived from the Target Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States.

The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-reorganization periods will not be restated. The fiscal year end is June 30 for both the Target Fund and the Acquiring Fund. Following the proposed Reorganization, the Acquiring Fund will be the accounting survivor.

2. PORTFOLIO VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Funds’ Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by the Funds’ Fair Valuation Procedures approved by the Board.

3. CAPITAL SHARES

The proforma net asset value per share assumes the issuance of shares of the Acquiring Fund that would have been issued at December 31, 2007, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of the shares of the Target Fund as of December 31, 2007, divided by the net asset value per share of the shares of the Acquiring Fund as of December 31, 2007. The proforma number of shares outstanding by class for the combined fund consists of the following at December 31, 2007:

Class of Shares	Shares of Acquiring Fund Pre- Reorganization	Additional Shares Assumed Issued in Reorganization	Total Shares Outstanding Post- Reorganization
Class A	0	8,437,207	8,437,207
Class C	367,148	61,823	428,971
Investor	69,329,850	0	69,329,850

5. FEDERAL INCOME TAXES

Each fund has qualified as a “regulated investment company”, as defined under Subchapter M of the Internal Revenue Code (the “Code”). After the Reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes.

National Tax-Free Fund/Municipal Bond Fund

Notes to Proforma Financial Statements (Unaudited)

1. BASIS OF COMBINATION

At its November 7, 2007, regular quarterly meeting, the Wells Fargo Funds Trust Board of Trustees (“Board”) unanimously approved a set of initiatives designed to streamline the Wells Fargo Advantage Funds® and standardize share classes across the fund family.

As part of these initiatives the Board unanimously approved the reorganization (“Reorganization”) of the Wells Fargo Advantage National Tax-Free Fund (“Target Fund”) into the Wells Fargo Advantage Municipal Bond Fund (“Acquiring Fund”).

The Reorganization is subject to the satisfaction of certain conditions, including approval by the Target Fund shareholders. A special meeting of the shareholders of the Target Fund is expected to be held in the second quarter of 2008 for the purpose of enabling shareholders to vote on whether to approve the Reorganization.

If shareholders of the Target Fund approve the Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund in an amount equal to the then current value of the Target Fund shares. Upon completion of the Reorganization, the Target Fund will liquidate by distributing the Acquiring Fund shares to the Target Fund shareholders, so that Target Fund shareholders would receive shares of a corresponding class of the Acquiring Fund with a total value equal to the then current value of their Target Fund shares, cease operations and dissolve.

The Reorganization is structured as a tax-free transaction and it is anticipated that no gain or loss for federal income tax purposes would be recognized by shareholders as a result of the Reorganization. Shareholders should consult with their own tax advisors regarding the application of tax laws and this transaction to their particular situations. Additionally, Fund shareholders will not incur any sales loads or similar transaction charges or bear any of the costs associated with the Reorganization.

Prior to the Reorganization, Target Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in each Target Fund’s prospectus. The proposed Reorganization, if approved by shareholders, is expected to occur during the third quarter of 2008.

The unaudited proforma portfolio of investments and statement of assets and liabilities reflect the financial position of the Target Fund and the Acquiring Fund on December 31, 2007. The unaudited proforma statement of operations reflects the results of operations of the Target Fund and the Acquiring Fund for the twelve months ended December 31, 2007. These statements have been derived from the Target Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States.

The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-reorganization periods will not be restated. The fiscal year end is June 30 for both the Target Fund and the Acquiring Fund. Following the proposed Reorganization, the Acquiring Fund will be the accounting survivor.

2. PORTFOLIO VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Funds’ Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by the Funds’ Fair Valuation Procedures approved by the Board.

3. CAPITAL SHARES

The proforma net asset value per share assumes the issuance of shares of the Acquiring Fund that would have been issued at December 31, 2007, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of the shares of the Target Fund as of December 31, 2007, divided by the net asset value per share of the shares of the Acquiring Fund as of December 31, 2007. The proforma number of shares outstanding by class for the combined fund consists of the following at December 31, 2007:

Class of Shares	Shares of Acquiring Fund Pre-Reorganization	Additional Shares Assumed Issued in Reorganization	Total Shares Outstanding Post- Reorganization
Class A	13,081,330	9,828,064	22,909,394
Class B	778,980	1,134,507	1,913,487
Class C	206,887	721,370	928,257
Administrator	1,666,348	15,518,482	17,184,830
Investor	26,442,983	0	26,442,983

5. FEDERAL INCOME TAXES

Each fund has qualified as a “regulated investment company”, as defined under Subchapter M of the Internal Revenue Code (the “Code”). After the Reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes.

Overseas Fund/International Equity Fund

Notes to Proforma Financial Statements (Unaudited)

1. BASIS OF COMBINATION

At its November 7, 2007, regular quarterly meeting, the Wells Fargo Funds Trust Board of Trustees (“Board”) unanimously approved a set of initiatives designed to streamline the Wells Fargo Advantage Funds® and standardize share classes across the fund family.

As part of these initiatives the Board unanimously approved the reorganization (“Reorganization”) of the Wells Fargo Advantage Overseas Fund (“Target Fund”) into the Wells Fargo Advantage International Equity Fund (“Acquiring Fund”).

The Reorganization is subject to the satisfaction of certain conditions, including approval by the Target Fund shareholders. A special meeting of the shareholders of the Target Fund is expected to be held in the second quarter of 2008 for the purpose of enabling shareholders to vote on whether to approve the Reorganization.

If shareholders of the Target Fund approve the Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund in an amount equal to the then current value of the Target Fund shares. Upon completion of the Reorganization, the Target Fund will liquidate by distributing the Acquiring Fund shares to the Target Fund shareholders, so that Target Fund shareholders would receive shares of a corresponding class of the Acquiring Fund with a total value equal to the then current value of their Target Fund shares, cease operations and dissolve.

The Reorganization is structured as a tax-free transaction and it is anticipated that no gain or loss for federal income tax purposes would be recognized by shareholders as a result of the Reorganization. Shareholders should consult with their own tax advisors regarding the application of tax laws and this transaction to their particular situations. Additionally, Fund shareholders will not incur any sales loads or similar transaction charges or bear any of the costs associated with the Reorganization.

Prior to the Reorganization, Target Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in each Target Fund’s prospectus. The proposed Reorganization, if approved by shareholders, is expected to occur during the third quarter of 2008.

The unaudited proforma portfolio of investments and statement of assets and liabilities reflect the financial position of the Target Fund and the Acquiring Fund on September 30, 2007. The unaudited proforma statement of operations reflects the results of operations of the Target Fund and the Acquiring Fund for the twelve months ended September 30, 2007. These statements have been derived from the Target Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States.

The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-reorganization periods will not be restated. The fiscal year end is September 30 for both the Target Fund and the Acquiring Fund. Following the proposed Reorganization, the Acquiring Fund will be the accounting survivor.

2. PORTFOLIO VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Funds’ Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by the Funds’ Fair Valuation Procedures approved by the Board.

3. CAPITAL SHARES

The proforma net asset value per share assumes the issuance of shares of the Acquiring Fund that would have been issued at September 30, 2007, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of the shares of the Target Fund as of September 30, 2007, divided by the net asset value per share of the shares of the Acquiring Fund as of September 30, 2007. The proforma number of shares outstanding by class for the combined fund consists of the following at September 30, 2007:

Class of Shares	Shares of Acquiring Fund Pre-Reorganization	Additional Shares Assumed Issued in Reorganization	Total Shares Outstanding Post- Reorganization
Class A	3,216,672	0	3,216,672
Class B	517,123	0	517,123
Class C	106,200	0	106,200
Administrator	35,412,072	0	35,412,072
Institutional	3,577,958	464,925	4,042,883
Investor	0	3,744,993	3,744,993

5. FEDERAL INCOME TAXES

Each fund has qualified as a “regulated investment company”, as defined under Subchapter M of the Internal Revenue Code (the “Code”). After the Reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes.

PART B

STATEMENT OF ADDITIONAL INFORMATION

May 6, 2008

WELLS FARGO FUNDS TRUST

LIFE STAGE – CONSERVATIVE PORTFOLIO

LIFE STAGE – MODERATE PORTFOLIO

LIFE STAGE – AGGRESSIVE PORTFOLIO

525 MARKET STREET

SAN FRANCISCO, CA 94105

June 30, 2008 Special Meeting of the Shareholders

This Statement of Additional Information or SAI is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated May 6, 2008, which we refer to as the Prospectus/Proxy Statement, for the Special Meeting of Shareholders of the three Wells Fargo Advantage Funds listed above, which we call the Target Funds to be held on Monday, June 30, 2008. The Prospectus/Proxy Statement may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

INCORPORATION OF DOCUMENTS BY REFERENCE

IN STATEMENT OF ADDITIONAL INFORMATION

This SAI consists of this cover page and the following described items, which are hereby incorporated by reference:

1.	The SAI dated July 1, 2007, as supplemented October 1, 2007, December 4, 2007 and February 1, 2008, for the Wells Fargo Advantage Life Stage – Conservative Portfolio, Wells Fargo Advantage Life Stage – Moderate Portfolio and Wells Fargo Advantage Life Stage – Aggressive Portfolio. Report of the Independent Auditors and audited annual report financial statements of the Wells Fargo Advantage Life Stage – Conservative Portfolio, Wells Fargo Advantage Life Stage – Moderate Portfolio and Wells Fargo Advantage Life Stage – Aggressive Portfolio, contained in the Annual Report for the fiscal year ended February 29, 2008, as filed with the SEC on May 2, 2008. Unaudited financial report statements of the Wells Fargo Advantage Life Stage – Conservative Portfolio, Wells Fargo Advantage Life Stage – Moderate Portfolio and Wells Fargo Advantage Life Stage – Aggressive Portfolio, dated as of August 31, 2007.

2.	The SAI dated February 1, 2008 for the Wells Fargo Advantage Aggressive Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund. Report of the Independent Auditors and audited annual report financial statements of the Wells Fargo Advantage Aggressive Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund, contained in the Annual Report for the fiscal year ended September 30, 2007, as filed with the SEC on December 5, 2007. Unaudited financial report statements of the Wells Fargo Advantage Aggressive Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund, dated as of March 31, 2007.

General Information

Explanatory Note to Pro Forma Financial Statements

Pro-Forma Financial Statements and Schedules

Notes to Pro Forma Financial Statements*

*	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE PRO FORMA FINANCIAL STATEMENTS AND SCHEDULES.

General Information

This SAI relates to the reorganization of three Wells Fargo Funds Trust funds listed below, which we refer to as the Target Funds, with three other funds of Wells Fargo Funds Trust listed below, which we refer to as the Acquiring Funds.

TARGET FUND	ACQUIRING FUND
Life Stage – Conservative Portfolio Investor Class	Moderate Balanced Fund Administrator Class
Life Stage – Moderate Portfolio Investor Class	Growth Balanced Fund Administrator Class
Life Stage – Aggressive Portfolio Investor Class	Aggressive Allocation Fund Administrator Class

The reorganization of each Target Fund will involve the following four steps:

•	The liquidation of the Target Fund’s holdings;

•

the transfer of substantially all of the assets and liabilities of the Target Fund to its corresponding Acquiring Fund in exchange for designated classes of the corresponding Acquiring Fund having equivalent value to the net assets transferred;

•

the pro rata distribution of the Acquiring Fund shares to the shareholders of record of the Target Fund as of the effective date of the reorganization in full redemption of all shares of the Target Fund; and

•	the liquidation and dissolution of the Target Fund.

As a result of the Reorganization, shareholders of each Target Fund will become a shareholder of the corresponding Acquiring Fund having the same total value of shares as the shares of the Target Fund that they held immediately before the Reorganization. If a majority of the shares of one of the Target Funds does not approve the Reorganization, that Fund will not participate in the Reorganization. In such a case, the Target Fund will continue its operations beyond the date of the Reorganization and the Board of Trustees of the affected Wells Fargo Advantage Fund will consider what further action is appropriate, including the possible liquidation of the Fund.

For further information about the transaction, see the Prospectus/Proxy Statement.

Pro Forma Financial Statements

Explanatory Note

Pro Forma financial statements for the Life Stage – Conservative Portfolio/Moderate Balanced Fund Reorganization are not included because as of April 30, 2008, the assets of the Life Stage – Conservative Portfolio constituted less than 10% of the assets of the Moderate Balanced Fund.

Pro Forma financial statements for the Life Stage – Moderate Portfolio/Growth Balanced Fund Reorganization are not included because as of April 30, 2008, the assets of the Life Stage – Moderate Portfolio constituted less than 10% of the assets of the Growth Balanced Fund.

The Life Stage – Aggressive Portfolio will be reorganized into the Aggressive Allocation Fund, an existing Fund with assets and liabilities. Pro forma combining financial statements as of September 30, 2007 are included to show the pro forma effect of combining the Life Stage – Aggressive Portfolio into the Aggressive Allocation Fund.

Proforma Portfolio of Investments - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Life Stage-Aggressive Portfolio*		Aggressive Allocation Fund		Pro Forma Combined
	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)
Investments in Affiliated Master Portfolios—88.56%
Wells Fargo Advantage C&B Large Cap Value Portfolio				$18,007,958		$18,007,958
Wells Fargo Advantage Disciplined Growth Portfolio				10,823,972		10,823,972
Wells Fargo Advantage Emerging Growth Portfolio				1,350,334		1,350,334
Wells Fargo Advantage Equity Income Portfolio				17,968,092		17,968,092
Wells Fargo Advantage Equity Value Portfolio				18,012,369		18,012,369
Wells Fargo Advantage Index Portfolio				53,919,442		53,919,442
Wells Fargo Advantage Inflation-Protected Bond Portfolio				5,415,232		5,415,232
Wells Fargo Advantage International Core Portfolio				8,234,262		8,234,262
Wells Fargo Advantage International Growth Portfolio				8,272,162		8,272,162
Wells Fargo Advantage International Index Portfolio				8,241,326		8,241,326
Wells Fargo Advantage International Value Portfolio				8,183,286		8,183,286
Wells Fargo Advantage Large Cap Appreciation Portfolio				5,431,844		5,431,844
Wells Fargo Advantage Large Company Growth Portfolio				37,913,423		37,913,423
Wells Fargo Advantage Managed Fixed Income Portfolio				37,747,113		37,747,113
Wells Fargo Advantage Small Cap Index Portfolio				7,147,412		7,147,412
Wells Fargo Advantage Small Company Growth Portfolio				5,891,726		5,891,726
Wells Fargo Advantage Small Company Value Portfolio				706,807		706,807
Wells Fargo Advantage Strategic Small Cap Value Portfolio				6,428,273		6,428,273
Wells Fargo Advantage Total Return Bond Portfolio				10,784,932		10,784,932

Total Investments in Affiliated Master Portfolios (Cost $0, $231,263,713 and $231,263,713, respectively)		—		270,479,965		270,479,965

Investment Companies—10.42%
Affiliated Bond Funds—2.05%
Wells Fargo Advantage Government Securities Fund	226,733	$2,344,416			226,733	2,344,416
Wells Fargo Advantage Short-Term Bond Fund	277,435	2,355,424			277,435	2,355,424
Wells Fargo Advantage Ultra Short-Term Income Fund	174,649	1,570,095			174,649	1,570,095
Total Affiliated Bond Funds		6,269,935				6,269,935
Affiliated Stock Funds 8.37%
Wells Fargo Advantage Capital Growth Fund	315,737	6,469,457			315,737	6,469,457
Wells Fargo Advantage Common Stock Fund	278,917	6,356,517			278,917	6,356,517
Wells Fargo Advantage Growth and Income Fund	121,702	3,154,518			121,702	3,154,518
Wells Fargo Advantage Overseas Fund	234,898	3,260,387			234,898	3,260,387
Wells Fargo U.S. Value Fund	330,178	6,336,111			330,178	6,336,111
Total Affiliated Stock Funds		25,576,990				25,576,990

Total Investment Companies (Cost $29,059,059, $0 and $28,270,748, respectively)		31,846,925		—		31,846,925

Short-Term Investments—0.71%
Mutual Funds—0.01%
Wells Fargo Money Market Trust	39,308	39,308			39,308	39,308
Total Mutual Funds		39,308				39,308
US Treasury Bills—0.70%
US Treasury Bill , 3.993%, Due 01/07/2008^#			1,965,000	1,937,877	1,965,000	1,937,877
US Treasury Bill , 4.168%, Due 01/07/2008^#			195,000	192,308	195,000	192,308
Total US Treasury Bills				2,130,185		2,130,185

Total Short-Term Investments (Cost $39,308, $2,129,537 and $2,168,845, respectively)		39,308		2,130,185		2,169,493

Total Investments in Securities (Cost $29,098,367, $233,393,250 and $261,703,306, respectively) 99.69%		31,886,233		272,610,150		304,496,383
Other Assets and Liabilities, Net —0.31%		272,804		663,037		935,841

Net Assets—100.0%		$32,159,037		$273,273,187		$305,432,224

*	All Investments in the LifeStage – Aggressive Portfolio will be liquidated and converted to cash prior to the reorganization.
^	Zero coupon bond. Interest rate presented is yield to maturity.
#	Security pledged as collateral for futures transactions. (See Note 2)
~	This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

The accompanying notes are an integral part of these proforma financial statements.

Proforma Statement of Assets and Liabilities - September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Life Stage Aggressive Portfolio	Aggressive Allocation Fund	Proforma Adjustments	Proforma Combined
Assets
Investments
In securities, at market value	$31,886,233	$2,130,185		$34,016,418
Investments in affiliated Master Portfolios	—	270,479,965		270,479,965

Total investments at market value (see cost below)	31,886,233	272,610,150	—	304,496,383

Cash	250,000	896,160		1,146,160
Receivable for Fund shares issued	1,400	204,425		205,825
Receivables for dividends and interest	27,919	—		27,919
Prepaid expenses and other assets	1,380	—		1,380

Total assets	32,166,932	273,710,735	—	305,877,667

Liabilities
Payable for daily variation margin on futures contracts	—	169,000		169,000
Payable for Fund shares redeemed	2,609	148,537		151,146
Payable to investment advisor and affiliates	5,286	44,061		49,347
Accrued expenses and other liabilities	—	75,950		75,950

Total liabilities	7,895	437,548	—	445,443

Total net assets	$32,159,037	$273,273,187	$—	$305,432,224

NET ASSETS CONSIST OF
Paid-in capital	$30,181,283	$210,218,000		$240,399,283
Undistributed net investment income (loss)	233,759	3,402,524		3,636,283
Undistributed net realized gain (loss) on investments	(1,043,871)	19,151,403		18,107,532
Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated in foreign currencies	2,787,866	39,216,900		42,004,766
Net unrealized appreciation (depreciation) of futures	—	1,284,360		1,284,360

Total net assets	$32,159,037	$273,273,187	$—	$305,432,224

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Administrator Class	NA	$273,273,187	$32,159,034 [2]	$305,432,221
Shares outstanding – Administrator Class	NA	16,147,881	1,903,669	18,051,550
Net asset value and offering price per share – Administrator Class	NA	$16.92		$16.92
Net assets – Investor Class	$32,159,034	NA	$(32,159,034)[2]	$—
Shares outstanding – Investor Class	2,497,965	NA	(2,497,965)	—
Net asset value and offering price per share – Investor Class	$12.87	NA		$—

Investments at cost	$29,098,367	$233,393,250	$—	$262,491,617

[1]	Each Fund has an unlimited number of authorized shares.
[2]

Investor Class shares of Life Stage Aggressive Portfolio are exchanged for Administrator Class shares of Aggressive Allocation Fund in an amount equal to the total value of the Investor Class shares divided by the current per share value of the Administrator Class shares.

The accompanying notes are an integral part of these proforma financial statements.

Proforma Statement of Operations - For the Twelve Months Ended September 30, 2007 (Unaudited)	Wells Fargo Advantage Funds

	Life Stage Aggressive Portfolio	Aggressive Allocation Fund	Proforma Adjustments		Proforma Combined
Investment Income
Dividends(a)	$772,631	$—			$772,631
Dividends allocated from affiliated Master Portfolios(a)	—	3,711,800			3,711,800
Interest	—	79,447			79,447
Interest Income allocated from affiliated Master Portfolios	—	2,660,497			2,660,497
Income from affiliated securities	14,095	—			14,095
Expenses allocated from affiliated Master Portfolios	—	(1,438,906)			(1,438,906)
Waivers allocated from affiliated Master Portfolios	—	144,205			144,205

Total investment income	786,726	5,157,043	—		5,943,769

Expenses
Advisory fees	—	630,885	78,844	[1]	709,729
Administration fees
Fund Level	149,965	126,177	(134,196)[1]		141,946
Administrator Class	—	252,354	31,538	[1]	283,892
Shareholder servicing fees	36,956	630,885			667,841
Accounting fees	21,890	31,804	(18,002)[1]		35,692
Professional fees	13,773	13,418	(12,133)[2]		15,058
Registration fees	15,186	17,741	(13,017)[2]		19,910
Shareholder reports	24,913	28,269	(13,296)[2]		39,886
Trustees’ fees	8,694	8,955	(7,599	) [2]	10,050
Other fees and expenses	2,645	3,515	(2,215	) [2]	3,945

Total expenses	274,022	1,744,003	(90,076)		1,927,949

Less
Waived fees and reimbursed expenses	(90,701)	(513,807)	67,629		(536,879)
Net expenses	183,321	1,230,196	(22,447)		1,391,070

Net investment income (loss)	603,405	3,926,847	22,447		4,552,699

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from
Securities, foreign currencies and foreign currency translation	2,757,878	3,071			2,760,949
Futures transactions	—	5,416,653			5,416,653
Securities transactions allocated from Master Portfolios	—	15,948,042			15,948,042
Forward foreign currency contracts allocated from Master Portfolios	—	4,641			4,641
Futures transactions allocated from Master Portfolios	—	74,534			74,534
Options, swap agreement and short sale transactions allocated from Master Portfolios	—	416			416

Net realized gain (loss) from Investments	2,757,878	21,447,357	—		24,205,235

Net change in unrealized appreciation (depreciation) of
Securities, foreign currencies and foreign currency translation	1,553,157	649			1,553,806
Futures transactions	—	1,374,194			1,374,194
Securities transactions allocated from Master Portfolios	—	13,924,169			13,924,169
Forwards, futures, options, swaps and short sales allocated from Master Portfolios	—	(7,844)			(7,844)

Net change in unrealized appreciation (depreciation) of investments	1,553,157	15,291,168	—		16,844,325

Net realized and unrealized gain (loss) on investments	4,311,035	36,738,525	—		41,049,560

Net increase (decrease) in net assets resulting from operations	$4,914,440	$40,665,372	$22,447		$45,602,259

[a] Net of foreign withholding taxes of	$—	$83,221	$—		$83,221

[1]	Based on contractual agreements of the surviving fund.
[2]	Estimated cost increases (savings) as a result of merging the funds.

The accompanying notes are an integral part of these proforma financial statements.

    Life Stage—Aggressive Portfolio/Aggressive Allocation Fund

Notes to Proforma Financial Statements (Unaudited)

1. BASIS OF COMBINATION

At its November 7, 2007, regular quarterly meeting, the Wells Fargo Funds Trust Board of Trustees (“Board”) unanimously approved a set of initiatives designed to streamline the Wells Fargo Advantage Funds® and standardize share classes across the fund family.

As part of these initiatives the Board unanimously approved the reorganization (“Reorganization”) of the Wells Fargo Advantage Life Stage—Aggressive Portfolio (“Target Fund”) into the Wells Fargo Advantage Aggressive Allocation Fund (“Acquiring Fund”).

The Reorganization is subject to the satisfaction of certain conditions, including approval by the Target Fund shareholders. A special meeting of the shareholders of the Target Fund is expected to be held in the second quarter of 2008 for the purpose of enabling shareholders to vote on whether to approve the Reorganization. In connection with the Reorganizations, the Life Stage—Aggressive Portfolio was closed to new investors effective at the close of business December 20, 2007.

If shareholders of the Target Fund approve the Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund in an amount equal to the then current value of the Target Fund shares. Upon completion of the Reorganization, the Target Fund will liquidate by distributing the Acquiring Fund shares to the Target Fund shareholders, so that Target Fund shareholders would receive shares of a corresponding class of the Acquiring Fund with a total value equal to the then current value of their Target Fund shares, cease operations and dissolve.

The Reorganization is structured as a taxable transaction. Detailed information regarding the taxable nature of this transaction will be included in upcoming proxy materials. Shareholders should consult with their own tax advisors regarding the application of tax laws and this transaction to their particular situations. Additionally, Fund shareholders will not incur any sales loads or similar transaction charges or bear any of the costs associated with the Reorganization.

Prior to the Reorganization, Target Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in each Target Fund’s prospectus. The proposed Reorganization, if approved by shareholders, is expected to occur during the third quarter of 2008.

The unaudited proforma portfolio of investments and statement of assets and liabilities reflect the financial position of the Target Fund and the Acquiring Fund on September 30, 2007. The unaudited proforma statement of operations reflects the results of operations of the Target Fund and the Acquiring Fund for the twelve months ended September 30, 2007. These statements have been derived from the Target Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States.

Results of operations of the Acquiring Fund for pre-reorganization periods will not be restated. The fiscal year ends are February 29 for the Target Fund and September 30 for the Acquiring Fund. Following the proposed Reorganization, the Acquiring Fund will be the accounting survivor.

2. PORTFOLIO VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Funds’ Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

3. CAPITAL SHARES

The proforma net asset value per share assumes the issuance of shares of the Acquiring Fund that would have been issued at September 30, 2007, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of the shares of the

Target Fund as of September 30, 2007, divided by the net asset value per share of the shares of the Acquiring Fund as of September 30, 2007. The proforma number of shares outstanding for the Administrator Class of the combined fund consists of the following at September 30, 2007:

Class of Shares	Shares of Acquiring Fund Pre-Reorganization	Additional Shares Assumed Issued in Reorganization	Total Shares Outstanding Post-Reorganization
Administrator	16,147,881	1,903,669	18,051,550

5. FEDERAL INCOME TAXES

Each fund has qualified as a “regulated investment company”, as defined under Subchapter M of the Internal Revenue Code (the “Code”). After the Reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes.

PROXY CARD

WELLS FARGO ADVANTAGE FUNDS

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2008

The undersigned shareholder hereby appoints Karla M. Rabusch, C. David Messman and Carol J. Lorts (officers of Wells Fargo Funds Trust), or any of them, as proxies and attorneys for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Trust to be held at 525 Market St., 12th Floor, San Francisco, California 94105 on June 30, 2008 and any and all adjournments thereof (the “Special Meeting”), to cast on behalf of the undersigned all votes of Fund shares that the undersigned is entitled to cast at the Special Meeting and to otherwise represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, hereby revokes any proxy heretofore given with respect to the Special Meeting, and hereby ratifies and confirms all that the proxies, or any of them, may lawfully do.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

Note: Please make sure that you complete, sign and date your proxy ballot. Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲ FOLD HERE ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUNDS AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.	Your Control Number 123456789012
2. Touchtone Phone:	Simply dial toll-free 1-866-437-4683 and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

For any questions regarding internet or touchtone voting, please call 1-866-406-2287

PROXY CARD

WELLS FARGO ADVANTAGE FUNDS

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX IN BLUE OR BLACK INK. Example: ¢

PROPOSAL:

1.	To approve an agreement and plan of reorganization of each Target Fund into a corresponding Acquiring Fund.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐
To simplify the voting process, simply check one of the three boxes to the right to vote all positions in the same manner. Or check one box on the right for each position listed:

Your Current Fund (Target Fund)	Acquiring Fund	Control Number	FOR	AGAINST	ABSTAIN

Life Stage – Conservative Portfolio	Moderate Balanced Fund	123456789012	☐	☐	☐

Life Stage – Moderate Portfolio	Growth Balanced Fund	123456789012	☐	☐	☐

Life Stage – Aggressive Portfolio	Aggressive Allocation Fund	123456789012	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE.

If you plan on mailing in your vote, please FOLD this ballot and insert in within the postage-paid return envelope provided.

PROXY CARD

WELLS FARGO ADVANTAGE FUNDS

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2008

The undersigned shareholder hereby appoints Karla M. Rabusch, C. David Messman and Carol J. Lorts (officers of Wells Fargo Funds Trust), or any of them, as proxies and attorneys for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Trust to be held at 525 Market St., 12th Floor, San Francisco, California 94105 on June 30, 2008 and any and all adjournments thereof (the “Special Meeting”), to cast on behalf of the undersigned all votes of Fund shares that the undersigned is entitled to cast at the Special Meeting and to otherwise represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, hereby revokes any proxy heretofore given with respect to the Special Meeting, and hereby ratifies and confirms all that the proxies, or any of them, may lawfully do.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

Note: Please make sure that you complete, sign and date your proxy ballot. Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲ FOLD HERE ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUNDS AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.	Your Control Number 123456789012
2. Touchtone Phone:	Simply dial toll-free 1-866-437-4683 and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

For any questions regarding internet or touchtone voting, please call 1-866-406-2287

PROXY CARD

WELLS FARGO ADVANTAGE FUNDS

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX IN BLUE OR BLACK INK. Example: ¢

PROPOSAL:

2.	To approve an agreement and plan of reorganization of each Target Fund into a corresponding Acquiring Fund.

	FOR	AGAINST	ABSTAIN

To simplify the voting process, simply check one of the three boxes to the right to vote all positions in the same manner. Or check one box on the right for each position listed:	☐	☐	☐

Your Current Fund (Target Fund)	Acquiring Fund	Control Number	FOR	AGAINST	ABSTAIN

Balanced Fund	Asset Allocation Fund	123456789012	☐	☐	☐

Corporate Bond Fund	Income Plus Fund	123456789012	☐	☐	☐

High Yield Bond Fund	High Income Fund	123456789012	☐	☐	☐

Intermediate Government Income Fund	Government Securities Fund	123456789012	☐	☐	☐

National Limited-Term Tax-Free Fund	Short-Term Municipal Bond Fund	123456789012	☐	☐	☐

National Tax-Free Fund	Municipal Bond Fund	123456789012	☐	☐	☐

Overseas Fund	International Equity Fund	123456789012	☐	☐	☐

Value Fund	C&B Large Cap Value Fund	123456789012	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE.

If you plan on mailing in your vote, please FOLD this ballot and insert in within the postage-paid return envelope provided.	“Scanner Bar Code”

“Scanner Bar Code”